                                                      Registration Nos. 33-49098
                                                                       811-06719

              As filed with the Securities and Exchange Commission
                               on December 2, 2004



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [X]

         Post-Effective Amendment No. 38                                   [X]


                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT                                [X]
 COMPANY ACT OF 1940

         Amendment No. 39                                                  [X]


                                   BB&T FUNDS
               (Exact Name of Registrant as Specified in Charter)

                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                    (Address of principal executive offices)

               Registrant's telephone number, including Area Code:
                                 (800) 228-1872
                                 --------------

                         George O. Martinez, President
                                   BB&T Funds
                     3435 Stelzer Road, Columbus, Ohio 43219
                     ---------------------------------------
                     (Name and address of agent for service)

                          Copies of communications to:

                             Alan G. Priest, Esquire
                                Ropes & Gray LLP
              One Metro Center, 700 12th Street, N.W., Suite 900
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[ ] on [date] pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(i)

[X] on February 1, 2005 pursuant to paragraph (a)(i)

[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on [  ] pursuant to paragraph (b)

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for post-effective amendment No. __ filed on [date].

                                  [BB&T LOGO]

                                   PROSPECTUS

                                  STOCK FUNDS
                            LARGE COMPANY VALUE FUND
                           LARGE COMPANY GROWTH FUND
                               MID CAP VALUE FUND
                              MID CAP GROWTH FUND
                            SMALL COMPANY VALUE FUND
                           SMALL COMPANY GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                       SPECIAL OPPORTUNITIES EQUITY FUND

                               EQUITY INCOME FUND


                                   BOND FUNDS
                               TAXABLE BOND FUNDS
                           SHORT U.S. GOVERNMENT FUND
                       INTERMEDIATE U.S. GOVERNMENT FUND
                        INTERMEDIATE CORPORATE BOND FUND

                              TAX-FREE BOND FUNDS

                      KENTUCKY INTERMEDIATE TAX-FREE FUND

                      MARYLAND INTERMEDIATE TAX-FREE FUND
                   NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                   SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                      VIRGINIA INTERMEDIATE TAX-FREE FUND
                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                               MONEY MARKET FUNDS
                            PRIME MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND

                                 FUNDS OF FUNDS
                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                      CAPITAL MANAGER MODERATE GROWTH FUND
                          CAPITAL MANAGER GROWTH FUND
                          CAPITAL MANAGER EQUITY FUND

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES


                                FEBRUARY 1, 2005


                                   QUESTIONS?

                              Call 1-800-228-1872
                       or your investment representative.

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

         BB&T FUNDS                                   TABLE OF CONTENTS


                                                      RISK/RETURN SUMMARY AND FUND EXPENSES

                                            [ICON]
Carefully review this important                           4  Overview
section, which summarizes each                            5  STOCK FUNDS
Fund's investments, risks, past                           6  Large Company Value Fund
performance, and fees.                                   10  Large Company Growth Fund
                                                         14  Mid Cap Value Fund
                                                         18  Mid Cap Growth Fund
                                                         22  Small Company Value Fund
                                                         25  Small Company Growth Fund
                                                         29  International Equity Fund
                                                         33  Special Opportunities Equity Fund
                                                         36  Equity Income Fund
                                                         39  BOND FUNDS
                                                         40  Short U.S. Government Fund
                                                         44  Intermediate U.S. Government Fund
                                                         48  Intermediate Corporate Bond Fund
                                                         52  Kentucky Intermediate Tax-Free Fund
                                                         54  Maryland Intermediate Tax-Free Fund
                                                         57  North Carolina Intermediate Tax-Free Fund
                                                         61  South Carolina Intermediate Tax-Free Fund
                                                         65  Virginia Intermediate Tax-Free Fund
                                                         69  West Virginia Intermediate Tax-Free Fund
                                                         72  MONEY MARKET FUNDS
                                                         73  Prime Money Market Fund
                                                         78  U.S. Treasury Money Market Fund
                                                         82  FUNDS OF FUNDS
                                                         83  Capital Manager Conservative Growth Fund
                                                         88  Capital Manager Moderate Growth Fund
                                                         93  Capital Manager Growth Fund
                                                         98  Capital Manager Equity Fund

                                                      ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                                            [ICON]
Review this section for                                 103  STOCK FUNDS
information on investment                               103  Large Company Value Fund
strategies and their risks.                             103  Large Company Growth Fund
                                                        103  Mid Cap Value Fund
                                                        103  Mid Cap Growth Fund
                                                        103  Small Company Value Fund
                                                        103  Small Company Growth Fund
                                                        103  International Equity Fund
                                                        103  Special Opportunities Equity Fund
                                                        103  Equity Income Fund
                                                        104  BOND FUNDS
                                                        104  Short U.S. Government Fund
                                                        104  Intermediate U.S. Government Fund
                                                        104  Intermediate Corporate Bond Fund
                                                        104  Kentucky Intermediate Tax-Free Fund
                                                        104  Maryland Intermediate Tax-Free Fund
                                                        104  North Carolina Intermediate Tax-Free Fund
                                                        105  South Carolina Intermediate Tax-Free Fund
                                                        105  Virginia Intermediate Tax-Free Fund
                                                        105  West Virginia Intermediate Tax-Free Fund
                                                        105  MONEY MARKET FUNDS
                                                        105  Prime Money Market Fund
                                                        106  FUNDS OF FUNDS
                                                        107  Investment Practices
                                                        111  Investment Risks

         BB&T FUNDS                                   TABLE OF CONTENTS


                                                 FUND MANAGEMENT

                                         [ICON]
Review this section for details                        114  The Investment Adviser
on the people and organizations                        115  The Investment Sub-Advisers
who oversee the Funds.                                 116  Portfolio Managers
                                                       118  The Distributor and Administrator

                                                 SHAREHOLDER INFORMATION

                                         [ICON]
Review this section for details                        119  Choosing a Share Class
on how shares are valued, how to                       121  Pricing of Fund Shares
purchase, sell and exchange                            122  Purchasing and Adding to Your Shares
shares, related charges and                            125  Selling Your Shares
payments of dividends and                              127  General Policies on Selling Shares
distributions.                                         129  Distribution Arrangements/Sales Charges
                                                       132  Distribution and Service (12b-1) Fees
                                                       133  Exchanging Your Shares
                                                       135  Dividends, Distributions and Taxes

                                                 OTHER INFORMATION ABOUT THE FUNDS

                                         [ICON]
                                                       139  Financial Highlights

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                  OVERVIEW


    THE FUNDS                             BB&T Funds is a mutual fund family that offers different
                                          classes of shares in separate investment portfolios
                                          ("Funds"). The Funds have individual investment goals and
                                          strategies. This prospectus gives you important information about the Class A Shares, the Class B Shares, and the Class
                                          C Shares of the Stock Funds, the Bond Funds, the Money
                                          Market Funds and the Funds of Funds that you should know
                                          before investing. Each Fund also offers a fourth class of
                                          shares called Institutional Shares which is offered in a
                                          separate prospectus. Please read this prospectus and keep it for future reference.



                                          Each of the Funds in this prospectus is a mutual fund. A
                                          mutual fund pools shareholders' money and, using
                                          professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds,
                                          you should know a few general basics about investing in
                                          mutual funds.



                                          The value of your investment in a Fund is based on the
                                          market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect
                                          securities markets generally, as well as those that affect particular companies or government units. These price
                                          movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.



                                          LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR
                                          INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A
                                          DEPOSIT OR AN OBLIGATION OF BRANCH BANKING AND TRUST
                                          COMPANY, BB&T CORPORATION, THEIR AFFILIATES, OR ANY BANK. IT
                                          IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.



                                          Each Fund has its own investment goal and strategies for
                                          reaching that goal. However, it cannot be guaranteed that a
                                          Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.



                                          The portfolio manager invests each Fund's assets in a way
                                          that the manager believes will help the Fund achieve its
                                          goal. A manager's judgments about the stock markets, economy and companies, or selecting investments may cause a Fund to underperform other funds with similar objectives.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          STOCK FUNDS

                                          These Funds seek long-term capital appreciation, and in some cases current income, and invest primarily in equity and
                                          equity-related securities, principally common stocks.

    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - seeking a long-term goal such as retirement
                                            - looking to add a growth component to your portfolio
                                            - willing to accept the risks of investing in the stock
                                              markets



                                          These Funds may not be appropriate if you are:
                                            - pursuing a short-term goal or investing emergency
                                              reserves
                                            - uncomfortable with an investment that will fluctuate in
                                              value

   RISK/RETURN SUMMARY AND FUND EXPENSES         LARGE COMPANY VALUE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital growth, current income or both,
                                          primarily through investment in stocks.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          domestically traded U.S. common stocks of large U.S.
                                          companies whose capitalization is within the range of those companies in the Russell 1000(R) Value Index as well as
                                          American Depositary Receipts ("ADRs").



                                          In managing the Fund, the portfolio manager attempts to
                                          diversify across different economic sectors selecting those stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks the portfolio manager uses quantitative and qualitative processes to examine the value, growth and momentum characteristics of a particular issuer. While some stocks may be purchased primarily for
                                          income, most stocks will be purchased for capital
                                          appreciation. The portfolio manager will favor stocks of
                                          issuers which over a five-year period have achieved
                                          cumulative income in excess of the cumulative dividends paid to shareholders.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- value stocks -- will underperform other kinds of investments or market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

   RISK/RETURN SUMMARY AND FUND EXPENSES         LARGE COMPANY VALUE FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1995                                                                             31.69
96                                                                               21.83
97                                                                               32.83
98                                                                               12.85
99                                                                               -2.47
2000                                                                               6.1
01                                                                                 0.2
02                                                                              -19.72
03                                                                               23.76
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %





                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2004)(1)




The chart and table on this page show how the Large Company Value Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell 1000(R) Value Index, a widely recognized, unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


                                                                                               10 YEARS      SINCE INCEPTION
                                                                        1 YEAR   5 YEARS(4)     (3),(4)          (3),(4)
                                                                        ------------------------------------------------------
 CLASS A SHARES (with 5.75% Sales Charge)(2)                                                                  (10/9/92)
                                                                        ------------------------------------------------------
   RETURN BEFORE TAXES                                                       %          %            %                %
                                                                        ------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                       %          %            %                %
                                                                        ------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
    SALE OF FUND SHARES                                                      %          %            %                %
------------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES
 (with applicable Contingent Deferred Sales Charge)                                                          (10/9/92)
                                                                        ------------------------------------------------------
   RETURN BEFORE TAXES                                                       %          %            %                %
------------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES
 (with applicable Contingent Deferred Sales Charge)                                                          (10/9/92)
                                                                        ------------------------------------------------------
   RETURN BEFORE TAXES                                                       %          %            %                %
------------------------------------------------------------------------------------------------------------------------------
 RUSSELL 1000(R) VALUE INDEX
 (reflects no deductions for fees, expenses, or taxes)                       %          %            %             %(5)
------------------------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class B Shares were not in existence prior to January 1, 1996. Performance for periods prior to January 1, 1996 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Since 9/30/92.

   RISK/RETURN SUMMARY AND FUND EXPENSES         LARGE COMPANY VALUE FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES          CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on Purchases  5.75%(2)    None      None
                                                     ---------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None    5.00%(3)  1.00%(4)
                                                     ---------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within 30
                                                       days of purchase)(5)                     2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES            CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)              SHARES    SHARES    SHARES

                                                     Management Fee(6)                          0.74%     0.74%     0.74%
                                                     ---------------------------------------------------------------------
                                                     Distribution and Service(6)
                                                     (12b-1) Fee(6)                             0.50%     1.00%     1.00%
                                                     ---------------------------------------------------------------------
                                                     Other Expenses(6)                              %         %         %
                                                     ---------------------------------------------------------------------
                                                     Total Fund Operating Expenses(6)               %         %         %
                                                     ---------------------------------------------------------------------
                                                       Fee Waiver or Expense Reimbursement(6)       %         %         %
                                                     ---------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)                 %         %         %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to   % for the period from February
                                   1, 2005 through January 31, 2006.
                                   Additionally, the Fund's Distributor has
                                   contractually agreed to limit the
                                   distribution and service (12b-1) fees for
                                   Class A shares of the Fund to 0.25% for the
                                   same period. For the current fiscal year,
                                   total actual operating expenses are expected
                                   to be less than the amount shown above
                                   because of voluntary additional fee waivers
                                   or expense reimbursements. With these fee
                                   waivers or reimbursements, the Fund's total
                                   actual operating expenses for each class are
                                   expected to be: Class A Shares,   %, Class B
                                   Shares,   %, Class C Shares,   %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.

   As an investor in the Large
   Company Value Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES         LARGE COMPANY VALUE FUND




                                               EXPENSE EXAMPLE


                                                                                    1       3        5        10
                                                       LARGE COMPANY VALUE FUND    YEAR   YEARS    YEARS    YEARS
                                                     CLASS A SHARES                $....  $        $        $
                                                     -------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption           $      $        $        $
                                                     Assuming No Redemption        $      $        $        $
                                                     -------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption           $      $        $        $
                                                     Assuming No Redemption        $      $        $        $
                                                     -------------------------------------------------------------


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES        LARGE COMPANY GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity and
                                          equity-related securities of large capitalization growth
                                          companies.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks, as well as American Depositary Receipts ("ADRs"), of large capitalization companies that the portfolio manager
                                          believes have attractive potential for growth. Large
                                          capitalization companies are those companies whose market
                                          capitalization is within the range of those companies in the
                                          Russell 1000(R) Growth Index.



                                          In managing the Fund's portfolio, the manager uses a variety of economic projections, quantitative techniques, and
                                          earnings projections in formulating individual stock
                                          purchase and sale decisions. In choosing individual stocks, the portfolio manager uses a quantitative process to
                                          identify companies with a history of above average growth or companies that are expected to enter periods of above
                                          average growth. Some of the criteria that the manager uses to select these companies are return on equity, price and
                                          earnings momentum, earnings surprise, the company's
                                          management and the company's position within its industry.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.

                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- large cap growth
                                          stocks -- will underperform other kinds of investments or
                                          market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

   RISK/RETURN SUMMARY AND FUND EXPENSES        LARGE COMPANY GROWTH FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1998                                                                             24.84
99                                                                               36.85
2000                                                                            -13.46
01                                                                              -21.53
02                                                                              -27.86
03                                                                                26.2
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended


                                           December 31, 2004)(1)

The chart and table on this page show how the Large Company Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell 1000(R) Growth Index, a widely recognized, unmanaged index comprised of 1000 of the largest capitalized U.S. domiciled companies with higher price-to-book ratios and higher forecasted growth values whose common stock is traded in the U.S. on the NYSE, American Stock Exchange, and NASDAQ. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


                                                                                     5          SINCE
                                                                        1 YEAR    YEARS(3)   INCEPTION(3)
                                                                        -------------------------------------
 CLASS A SHARES (with 5.75% Sales Charge)(2)                                                  (10/3/97)
                                                                        -------------------------------------
   RETURN BEFORE TAXES                                                        %         %              %
                                                                        -------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %         %              %
                                                                        -------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                %         %              %
-------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                            (10/3/97)
                                                                        -------------------------------------
   RETURN BEFORE TAXES                                                        %         %              %
-------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                            (10/3/97)
                                                                        -------------------------------------
   RETURN BEFORE TAXES                                                        %         %              %
-------------------------------------------------------------------------------------------------------------
 RUSSELL 1000(R) GROWTH INDEX
 (reflects no deductions for fees, expenses, or taxes)                        %         %              %(4)
-------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class B Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

(4) Since 9/30/97.

   RISK/RETURN SUMMARY AND FUND EXPENSES        LARGE COMPANY GROWTH FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(5)                 2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(6)                       0.74%     0.74%     0.74%
                                                     ------------------------------------------------------------------
                                                     Distribution and Service
                                                     (12b-1) Fee(6)                          0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------
                                                     Other Expenses(6)                           %         %         %
                                                     ------------------------------------------------------------------
                                                     Total Fund Operating Expenses(6)            %         %         %
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                          %         %         %
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)              %         %         %
                                                     ------------------------------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, %, Class B Shares, %, Class C Shares, %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

   As an investor in the Large
   Company Growth Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE




   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.
   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES        LARGE COMPANY GROWTH FUND




                                               EXPENSE EXAMPLE


                                                                                         1       3        5        10
                                                        LARGE COMPANY GROWTH FUND       YEAR   YEARS    YEARS    YEARS
                                                     CLASS A SHARES                     $      $        $        $
                                                     ------------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $      $        $        $
                                                     Assuming No Redemption             $      $        $        $
                                                     ------------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $      $        $        $
                                                     Assuming No Redemption             $      $        $        $
                                                     ------------------------------------------------------------------


   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the fund's
      operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES               MID CAP VALUE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income, with a secondary goal of
                                          moderate capital appreciation.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          domestically traded U.S. common stocks of middle
                                          capitalization U.S. companies whose capitalization is within the range of those companies in the Russell Midcap(R) Value
                                          Index as well as American Depositary Receipts ("ADRs").



                                          In managing the Fund, the portfolio manager attempts to
                                          diversify across different economic sectors selecting those stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks the portfolio manager uses a quantitative process to examine the value, growth and momentum characteristics of a particular issuer. While some stocks may be purchased primarily for income, most stocks
                                          will be purchased for capital appreciation. The portfolio
                                          manager will favor stocks of issuers which over a five-year period have achieved cumulative income in excess of the
                                          cumulative dividends paid to shareholders.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- mid cap value
                                          stocks -- will underperform other kinds of investments or
                                          market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

   RISK/RETURN SUMMARY AND FUND EXPENSES               MID CAP VALUE FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1),(2)

                                             (in percents)

1997                                                                             22.75
98                                                                                13.5
99                                                                               12.21
2000                                                                              3.16
01                                                                                4.87
02                                                                              -14.01
03                                                                               29.65
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fee, which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




The chart and table on this page show how the Mid Cap Value Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell Midcap Value Index, a widely recognized, unmanaged index of generally mid-sized companies that measures the performance of those securities in the Russell 1000(R) Index with lower price to book ratios and lower forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class.

   AVERAGE ANNUAL TOTAL RETURNS

      (for the periods ended
     December 31, 2004)(1),(2)



                                                                        1 YEAR    5 YEARS(5)   SINCE INCEPTION(4)
                                                                        -----------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(3)                                                       (8/1/96)
                                                                        -----------------------------------------
   RETURN BEFORE TAXES                                                         %          %                %
                                                                        -----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                         %          %                %
                                                                        -----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                 %          %                %
-----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                 (8/1/96)
                                                                        -----------------------------------------
   RETURN BEFORE TAXES                                                         %          %                %
-----------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                 (8/1/96)
                                                                        -----------------------------------------
   RETURN BEFORE TAXES                                                         %          %                %
-----------------------------------------------------------------------------------------------------------------
 RUSSELL MIDCAP VALUE INDEX
 (reflects no deductions for fees, expenses, or taxes)                         %          %                %(5)
-----------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) Performance data includes the performance of the OVB Equity Income Portfolio for the period prior to its consolidation with the BB&T Mid Cap Value Fund on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for Class B and C Shares will vary.

(4) Class B and C Shares were not in existence prior to July 25, 2001. Performance for periods prior to July 25, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B and C Shares, respectively, but does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Since 7/31/96.

   RISK/RETURN SUMMARY AND FUND EXPENSES               MID CAP VALUE FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(5)                 2.00%     2.00%     2.00%
                                                     ANNUAL FUND OPERATING EXPENSES (FEES   CLASS A   CLASS B   CLASS C
                                                     PAID FROM FUND ASSETS)                 SHARES    SHARES    SHARES
                                                     Management Fee(6)                       0.74%     0.74%     0.74%
                                                     ------------------------------------------------------------------
                                                     Distribution and Service (12b-1) Fee    0.25%     1.00%     1.00%
                                                     ------------------------------------------------------------------
                                                     Other Expenses(6)                           %         %         %
                                                     ------------------------------------------------------------------
                                                     Total Fund Operating Expenses(6)            %         %         %
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                          %         %         %
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)              %         %         %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within the one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, %, Class B Shares, %, Class C Shares, %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


   As an investor in the Mid Cap
   Value Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

   RISK/RETURN SUMMARY AND FUND EXPENSES               MID CAP VALUE FUND




                                               EXPENSE EXAMPLE


                                                                                 1       3       5        10
                                                     MID CAP VALUE FUND         YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES             $      $       $        $
                                                     ---------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption        $      $       $        $
                                                     Assuming No Redemption     $      $       $        $
                                                     ---------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption        $      $       $        $
                                                     Assuming No Redemption     $      $       $        $
                                                     ---------------------------------------------------------


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES              MID CAP GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term growth of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of U.S. companies, as well as American Depositary
                                          Receipts ("ADRs"), with market capitalizations within the
                                          range of those companies in the Russell Midcap(R) Growth
                                          Index and that have an established record of growth and
                                          continue to present significant growth potential. In
                                          selecting investments for the Fund, the Adviser will
                                          consider growth factors such as a company's new products,
                                          changes in management, and business restructurings. The
                                          Adviser will also search for companies that have established records of earnings and sales growth over a period of at
                                          least two years that it believes are poised to meet or
                                          exceed these figures going forward. These companies
                                          generally will have lower amounts of long-term debt
                                          (representing less than 40% of the company's
                                          capitalization); have attractive price/earnings ratios in
                                          relation to a company's 3 to 5-year earnings per share
                                          growth rate; and have stock prices which have outperformed the Russell Midcap Growth Index over the previous six
                                          months. The Adviser will attempt to avoid overweighting the
                                          Fund's position on any major market sector (technology,
                                          health care, consumer discretionary, and industrials) beyond
                                          150% of the weighting that sector has in the Russell MidCap
                                          Growth Index.



                                          The Adviser may sell a stock if a company fails to meet
                                          earnings or revenue expectations or becomes overvalued
                                          (i.e., high price/earnings ratio relative to its earnings
                                          growth). The Adviser may also sell a stock to change the
                                          Fund's weighting in a particular company or industry sector, or if better opportunities are available. Due to its
                                          investment strategy, the Fund may buy and sell securities
                                          frequently. This may result in higher transaction costs and additional capital gains tax liabilities.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses will underperform other kinds of investments or market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

   RISK/RETURN SUMMARY AND FUND EXPENSES              MID CAP GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31
                                             FOR CLASS A SHARES(1),(2)

                                             (in percents)

1995                                                                             33.04
96                                                                               15.94
97                                                                               26.77
98                                                                                34.7
99                                                                               43.73
2000                                                                            -16.75
01                                                                              -24.33
02                                                                              -21.77
03                                                                               36.72
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended
                                                    December 31, 2004)(1),(2)




The chart and table on this page show how the Mid Cap Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell Midcap Growth Index, an unmanaged index of common stocks of mid-sized companies with higher price-to-book ratios and higher forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class.


                                                                                                                  SINCE
                                                                        1 YEAR    5 YEARS(4)   10 YEARS(4)     INCEPTION(4)
                                                                        -----------------------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(3)                                                                  (12/30/93)
                                                                        -----------------------------------------------------
   RETURN BEFORE TAXES                                                        %          %            %                %
                                                                        -----------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %          %            %                %
                                                                        -----------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                %          %            %                %
-----------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                            (12/30/93)
                                                                        -----------------------------------------------------
   RETURN BEFORE TAXES                                                        %          %            %                %
-----------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                            (12/30/93)
                                                                        -----------------------------------------------------
   RETURN BEFORE TAXES                                                        %          %            %                %
-----------------------------------------------------------------------------------------------------------------------------
 RUSSELL MIDCAP GROWTH INDEX
 (reflects no deductions for fees, expenses, or taxes)                        %          %            %             %(5)
-----------------------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) Performance data includes the performance of the OVB Capital Appreciation Portfolio for the period prior to its consolidation with the BB&T Mid Cap Growth Fund, formerly known as the BB&T Capital Appreciation Fund, on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(4) Class B and C Shares were not in existence prior to July 25, 2001. Performance for periods prior to July 25, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B and C Shares, respectively, but does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Since 12/31/93.

   RISK/RETURN SUMMARY AND FUND EXPENSES              MID CAP GROWTH FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES    CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)      SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                           5.75%(2)    None      None
                                                     ---------------------------------------------------------------
                                                     Maximum Deferred Sales Charge
                                                     (load)                                None    5.00%(3)  1.00%(4)
                                                     ---------------------------------------------------------------
                                                     Redemption Fee (on shares sold
                                                     within 30 days of purchase)(5)       2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES      CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)        SHARES    SHARES    SHARES

                                                     Management Fee(6)                    0.74%     0.74%     0.74%
                                                     ---------------------------------------------------------------
                                                     Distribution and Service (12b-1)
                                                     Fee(6)                               0.25%     1.00%     1.00%
                                                     ---------------------------------------------------------------
                                                     Other Expenses(6)                        %         %         %
                                                     ---------------------------------------------------------------
                                                     Total Fund Operating Expenses(6)         %         %         %
                                                     ---------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                       %         %         %
                                                     ---------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)....       %         %         %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Agreements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, %, Class B Shares, %, Class C Shares, %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


   As an investor in the Mid Cap
   Growth Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND




                                               EXPENSE EXAMPLE


                                                                                 1       3       5        10
                                                     MID CAP GROWTH FUND        YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES             $....  $       $        $
                                                     ---------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption        $....  $       $        $
                                                     Assuming No Redemption     $....  $       $        $
                                                     ---------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption        $....  $       $        $
                                                     Assuming No Redemption     $....  $       $        $
                                                     ---------------------------------------------------------


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES         SMALL COMPANY VALUE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity and
                                          equity-related securities of small capitalization value
                                          companies.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of U.S. small capitalization companies whose
                                          capitalization is less than $3 billion and which the
                                          portfolio manager believes are undervalued and have a
                                          favorable outlook.




                                          In managing the Fund's portfolio, the manager initially
                                          screens for "value" stocks from the universe of companies
                                          with market capitalization under $3 billion. The portfolio manager then attempts to diversify across different economic sectors selecting those stocks that he believes have a
                                          favorable outlook. In choosing individual stocks the
                                          portfolio manager uses a quantitative process to examine the financial and valuation characteristics of a particular
                                          issuer. While some stocks may be purchased primarily for
                                          income, most stocks will be purchased for capital
                                          appreciation.




                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risk on page 105 or consult the SAI.
    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:




                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.

                                          SMALL COMPANY RISK: Investing in smaller, lesser-known
                                          companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited
                                          flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- small company value
                                          stocks -- will underperform other kinds of investments or
                                          market averages.




                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.




                                          This section would normally include a bar chart and a table showing how the Small Company Value Fund has performed and how its performance has varied from year to year. Because
                                          the Fund has not had shares outstanding for an entire
                                          calendar year, the bar chart and table are not shown.

   RISK/RETURN SUMMARY AND FUND EXPENSES         SMALL COMPANY VALUE FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES          CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on Purchases  5.75%(2)    None      None
                                                     ---------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)        None    5.00%(3)  1.00%(4)
                                                     ---------------------------------------------------------------------

                                                     Redemption Fee (on shares sold within 30
                                                     days of purchase)(5)                       2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES            CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)              SHARES    SHARES    SHARES

                                                     Management Fee(6)                          1.00%     1.00%     1.00%
                                                     ---------------------------------------------------------------------

                                                     Distribution and Service(6)
                                                     (12b-1) Fee(6)                             0.50%     1.00%     1.00%
                                                     ---------------------------------------------------------------------

                                                     Other Expenses(6)                              %         %         %
                                                     ---------------------------------------------------------------------

                                                     Total Fund Operating Expenses(6)               %         %         %
                                                     ---------------------------------------------------------------------

                                                       Fee Waiver or Expense Reimbursement(6)       %         %         %
                                                     ---------------------------------------------------------------------

                                                     Net Fund Operating Expenses(6)                 %         %         %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemption within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to   % for the period from February
                                   1, 2005 through January 31, 2006.
                                   Additionally, the Fund's Distributor has
                                   contractually agreed to limit the
                                   distribution and service (12b-1) fees for
                                   Class A shares of the Fund to 0.25% for the
                                   same period. For the current fiscal year,
                                   total actual operating expenses are expected
                                   to be less than the amount shown above
                                   because of voluntary additional fee waivers
                                   or expense reimbursements. With these fee
                                   waivers or reimbursements, the Fund's total
                                   actual operating expenses for each class are
                                   expected to be: Class A Shares,   %, Class B
                                   Shares,   %, Class C Shares,   %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.

   As an investor in the Small
   Company Value Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES                   SMALL COMPANY VALUE FUND




                                               EXPENSE EXAMPLE


                                                                                         1        3         5        10
                                                        SMALL COMPANY VALUE FUND        YEAR    YEARS     YEARS    YEARS
                                                     CLASS A SHARES                     $       $         $        $
                                                     -------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $       $         $        $
                                                     Assuming No Redemption             $       $         $        $
                                                     -------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $       $         $        $
                                                     Assuming No Redemption             $       $         $        $
                                                     --------------------------------------------------------------------


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES        SMALL COMPANY GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity and
                                          equity-related securities of small capitalization growth
                                          companies.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of U.S. small capitalization growth companies whose capitalization is within the range of those companies in the
                                          Russell 2000(R) Growth Index and which the portfolio manager believes have above-average earnings growth potential.




                                          In managing the Fund's portfolio, the manager initially
                                          screens for "growth" stocks from the universe of companies with market capitalization under $3 billion. The manager
                                          uses fundamental analysis to examine each company for
                                          financial strength before deciding to purchase the stock.




                                          The Fund generally will sell a stock when, in the portfolio manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance
                                          expectations or the stock's relative price momentum declines meaningfully.




                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risk on page 105 or consult the SAI.
    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:




                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.

                                          SMALL COMPANY RISK: Investing in smaller, lesser-known
                                          companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited
                                          flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- small company growth stocks -- will underperform other kinds of investments or
                                          market averages.




                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

   RISK/RETURN SUMMARY AND FUND EXPENSES        SMALL COMPANY GROWTH FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1995                                                                             45.38
96                                                                               30.77
97                                                                                4.69
98                                                                                3.03
99                                                                               72.23
2000                                                                            -15.33
01                                                                              -37.09
02                                                                              -31.95
03                                                                               32.73
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)




   The table on this page shows how
   the Small Company Growth Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Russell 2000(R) Growth Index,
   an unmanaged index generally
   representative of small to
   mid-sized companies which have
   greater than average growth
   orientation. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.



   The returns for Class B Shares and
   Class C Shares will differ from
   the Class A Share returns shown in
   the bar chart because of
   differences in expenses of each
   class. The table assumes that
   Class B and Class C shareholders
   redeem all of their fund shares at
   the end of the period indicated.


                                                                                                SINCE INCEPTION
                                                                        1 YEAR    5 YEARS(4)        (3),(4)
                                                                         ----------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(2)                                                     (12/7/94)
                                                                         ----------------------------------------
   RETURN BEFORE TAXES                                                        %           %               %
                                                                         ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %           %               %
                                                                         ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                %           %               %
-----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                               (12/7/94)
                                                                         ----------------------------------------
   RETURN BEFORE TAXES                                                        %           %               %
-----------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                               (12/7/94)
                                                                         ----------------------------------------
   RETURN BEFORE TAXES                                                        %           %               %
-----------------------------------------------------------------------------------------------------------------
 RUSSELL 2000 GROWTH INDEX
 (reflects no deductions for fees, expenses, or taxes)                        %           %               %(5)
-----------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class B Shares were not in existence prior to January 1, 1996. Performance for periods prior to January 1, 1996 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Since 11/30/94.

   RISK/RETURN SUMMARY AND FUND EXPENSES        SMALL COMPANY GROWTH FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(5)                 2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(6)                       1.00%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Distribution and Service (12b-1)
                                                     Fee(6)                                  0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Other Expenses(6)                           %         %         %
                                                     ------------------------------------------------------------------

                                                     Total Fund Operating Expenses(6)            %         %         %
                                                     ------------------------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                          %         %         %
                                                     ------------------------------------------------------------------

                                                     Net Fund Operating Expenses(6)              %         %         %
                                                     ------------------------------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemption within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, %, Class B Shares, %, Class C Shares, %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

   As an investor in the Small
   Company Growth Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES        SMALL COMPANY GROWTH FUND




                                               EXPENSE EXAMPLE


                                                                                         1       3        5        10
                                                        SMALL COMPANY GROWTH FUND       YEAR   YEARS    YEARS    YEARS
                                                     CLASS A SHARES                     $....  $        $        $
                                                     ------------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $....  $        $        $
                                                     Assuming No Redemption             $....  $        $        $
                                                     ------------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $....  $        $        $
                                                     Assuming No Redemption             $....  $        $        $
                                                     ------------------------------------------------------------------


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES        INTERNATIONAL EQUITY FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation through
                                          investment primarily in equity securities of foreign
                                          issuers.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in stocks of foreign issuers located in countries throughout the world.
                                          The Fund may also invest its assets in stocks of companies that are listed or operate in emerging economics. The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.



                                          The Adviser uses a disciplined intrinsic or fundamental
                                          value approach that seeks to take advantage of anomalies in markets often created by human over-reactions to both good and bad news. The Adviser, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments.



                                          For each security under analysis, a fundamental value is
                                          estimated, based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a
                                          valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be
                                          considered a candidate for inclusion in the Fund's
                                          portfolio. This comparison between price and intrinsic or
                                          fundamental value allows comparisons across industries and countries.



                                          The Fund generally will sell a stock when it reaches a
                                          target price, which is when the Adviser believes it is fully valued or when, in the Adviser's opinion, conditions change such that the risk of continuing to hold the stock is
                                          unacceptable when compared to the growth potential.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.

                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- foreign value
                                          stocks -- will underperform other kinds of investments or
                                          market averages.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1998                                                                             11.13
99                                                                               37.97
2000                                                                             -18.7
01                                                                              -21.37
02                                                                              -18.58
03                                                                               34.38
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended
                                                    December 31, 2004)(1)




The chart and table on this page show how the International Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index, a widely recognized, unmanaged index generally representative of the performance of stock markets in those regions. Prior to April 25, 2003, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on in the chart and table on this page under its current investment management arrangements. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


                                                                        1 YEAR   5 YEARS(3)   SINCE INCEPTION(3)
                                                                        ----------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(2)                                                      (1/2/97)
                                                                        ----------------------------------------
   RETURN BEFORE TAXES                                                        %          %                %
                                                                        ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %          %                %
                                                                        ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                %          %                %
----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                (1/2/97)
----------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                        %          %                %
----------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                (1/2/97)
----------------------------------------------------------------------------------------------------------------
   RETURN BEFORE TAXES                                                        %          %                %
----------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
 (reflects no deductions for fees, expenses or taxes)                         %          %                %
----------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class B Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

   RISK/RETURN SUMMARY AND FUND EXPENSES        INTERNATIONAL EQUITY FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(5)                 2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(6)                       1.00%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee(6)                          0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Other Expenses(6)                           %         %         %
                                                     ------------------------------------------------------------------

                                                     Total Fund Operating Expenses(6)            %         %         %
                                                     ------------------------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                          %         %         %
                                                     ------------------------------------------------------------------

                                                     Net Fund Operating Expenses(6)              %         %         %
                                                     ------------------------------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to    % for the period from February
                                   1, 2005 through January 31, 2006.
                                   Additionally, the Fund's Distributor has
                                   contractually agreed to limit the
                                   distribution and service (12b-1) fees for
                                   Class A shares of the Fund to 0.25% for the
                                   same period. For the current fiscal year,
                                   total actual operating expenses are expected
                                   to be less than the amount shown above
                                   because of voluntary additional fee waivers
                                   or expense reimbursements. With these fee
                                   waivers or reimbursements, the Fund's total
                                   actual operating expenses for each class are
                                   expected to be: Class A Shares,    %, Class B
                                   Shares,    %, Class C Shares,    %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.

   As an investor in the
   International Equity Fund, you
   will pay the following fees
   and expenses when you buy and
   hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES        INTERNATIONAL EQUITY FUND




                                               EXPENSE EXAMPLE


                                                                                         1       3        5        10
                                                        INTERNATIONAL EQUITY FUND       YEAR   YEARS    YEARS    YEARS
                                                     CLASS A SHARES                     $      $        $        $
                                                     ------------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $      $        $        $
                                                     Assuming No Redemption             $      $        $        $
                                                     ------------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $      $        $        $
                                                     Assuming No Redemption             $      $        $        $
                                                     ------------------------------------------------------------------


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES     SPECIAL OPPORTUNITIES EQUITY
   FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          domestically traded common stocks of small-, mid- and
                                          large-capitalization companies and, to a lesser extent,
                                          American Depositary Receipts ("ADRs"). The Fund uses a
                                          multi-style approach, meaning that it not only invests
                                          across different capitalization levels but may target both value- and growth-oriented companies. The portfolio manager looks for companies experiencing above-average revenue and profit growth as well as out-of-favor stocks that may be
                                          depressed due to what the portfolio manager believes to be temporary economic circumstances. In choosing individual
                                          stocks, the portfolio manager then uses a quantitative
                                          process to examine the value, growth and momentum
                                          characteristics of a particular issuer.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the Statement of Additional
                                          Information ("SAI").

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund is primarily invested in, whether growth or value; large-, mid- or small cap; could
                                          underperform other kinds of investments or market averages that include style-focused investments.



                                          MANAGEMENT RISK: The possibility that a strategy used by the
                                          Fund's portfolio manager may fail to produce the intended
                                          result.



                                          SMALL COMPANY RISK: Investing in smaller, lesser-known
                                          companies involves greater risk than investing in those that are more established. A small company's financial well-
                                          being may, for example, depend heavily on just a few
                                          products or services. In addition, investors may have
                                          limited flexibility to buy or sell small company stocks,
                                          which tend to trade less frequently than those of larger
                                          firms.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.


                          This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund has not had shares outstanding for an entire calendar year, the bar chart and table are not shown.

   RISK/RETURN SUMMARY AND FUND EXPENSES     SPECIAL OPPORTUNITIES EQUITY
   FUND


As an investor in the Special Opportunities Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(5)                 2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES
                                                     Management Fee(6)                       0.80%     0.80%     0.80%
                                                     ------------------------------------------------------------------
                                                     Distribution and Service (12b-1)
                                                     Fee(6)                                  0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------
                                                     Other Expenses(6)                           %         %         %
                                                     ------------------------------------------------------------------
                                                     Total Fund Operating Expenses(6)            %         %         %
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                          %         %         %
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)              %         %         %


(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. For investments of $1 million or more, a contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


(6) The Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating
expenses for each class are expected to be: Class A Shares,     %, Class B
Shares,     %, Class C Shares,     %. These voluntary fee waivers or expense
reimbursement arrangements may be discontinued at any time.

   RISK/RETURN SUMMARY AND FUND EXPENSES     SPECIAL OPPORTUNITIES EQUITY
   FUND


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period
  - no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                EXPENSE EXAMPLE


                                                     SPECIAL OPPORTUNITIES       1       3        5        10
                                                     EQUITY FUND                YEAR   YEARS    YEARS    YEARS
                                                     CLASS A SHARES             $....  $        $        $
                                                     ----------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption        $....  $        $        $
                                                     Assuming No Redemption     $....  $        $        $
                                                     ----------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption        $....  $        $        $
                                                     Assuming No Redemption     $....  $        $        $
                                                     ----------------------------------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES               EQUITY INCOME FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital growth and current income.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          dividend-paying equity securities, in particular common
                                          stocks of companies with a history of increasing dividend
                                          rates, and convertible debt securities and convertible
                                          preferred stock, which are convertible into common stock,
                                          with favorable long-term fundamental characteristics. As
                                          part of its investment strategy, the Fund may invest in
                                          convertible securities that offer above average current
                                          yield with participation in underlying equity performance.
                                          Because yield is a primary consideration in selecting
                                          securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the manager believes to be their
                                          long-term investment value.



                                          The Fund may also invest in certain other equity and debt
                                          securities in addition to those described above. For a more complete description of the various securities in which the
                                          Fund may invest, please see Additional Investment Strategies and Risks on page 105 or consult the Statement of Additional
                                          Information ("SAI").

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses - income-producing
                                          equities - will underperform other kinds of investments or market averages.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.




   RISK/RETURN SUMMARY AND FUND EXPENSES               EQUITY INCOME FUND


   This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had not commenced operations prior to the date of this prospectus, the bar chart and table are not shown.

   RISK/RETURN SUMMARY AND FUND EXPENSES               EQUITY INCOME FUND


As an investor in the Equity Income Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

                               FEES AND EXPENSES


                                                                                                    CLASS   CLASS
                                                     SHAREHOLDER TRANSACTION EXPENSES                  A       B    CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)                 SHARES  SHARES  SHARES
                                                     Maximum Sales Charge (load) on Purchases       5.75%(2) None     None
                                                     ----------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)           None    5.00%(3) 1.00%(4)
                                                     ----------------------------------------------------------------------
                                                     Redemption Fee
                                                     (on shares sold within 30 days of
                                                     purchase)(5)                                   2.00%   2.00%    2.00%



                                                                                                    CLASS   CLASS
                                                     ANNUAL FUND OPERATING EXPENSES                    A       B    CLASS C
                                                     (FEES PAID FROM FUND ASSETS)                   SHARES  SHARES  SHARES
                                                     Management Fee(6)                              0.70%   0.70%    0.70%
                                                     ----------------------------------------------------------------------
                                                     Distribution and Service (12b-1) Fee(6)        0.50%   1.00%    1.00%
                                                     ----------------------------------------------------------------------
                                                     Other Expenses(6, 7)                              %       %         %
                                                     ----------------------------------------------------------------------
                                                     Total Annual Fund Operating Expenses(6)           %       %         %
                                                     ----------------------------------------------------------------------
                                                       Fee Waivers or Expense Reimbursement(6)         %       %         %
                                                     ----------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)                    %       %         %


(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) Lower sales charges are available depending upon the amount invested. For investments of $1 million or more, a contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

(3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(5) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.


(6) The Fund's Adviser has contractually agreed to limit the management fees
paid by the Fund to     % for the period from February 1, 2005 through January
31, 2006. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each
class are expected to be: Class A Shares,     %, Class B Shares,     %, Class C
Shares,     %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


(7) Other expenses are based on estimated amounts for the current fiscal year.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period
  - no changes in the Fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

                                EXPENSE EXAMPLE


                                                                                               1       3
                                                               EQUITY INCOME FUND             YEAR   YEARS
                                                     CLASS A SHARES                           $      $
                                                     ------------------------------------------------------
                                                     CLASS B SHARES
                                                       Assuming Redemption                    $      $
                                                       Assuming No Redemption                 $      $
                                                     ------------------------------------------------------
                                                     CLASS C SHARES
                                                       Assuming Redemption                    $      $
                                                       Assuming No Redemption                 $      $
                                                     ---------------------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          BOND FUNDS


    TAXABLE BOND FUNDS                    The Short U.S. Government Fund, the Intermediate U.S.
                                          Government Fund and the Intermediate Corporate Bond Fund
                                          seek current income consistent with the preservation of
                                          capital and invest primarily in fixed income securities,
                                          such as U.S. government securities, or corporate, bank and commercial obligations.



    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:



                                            - looking to add a monthly income component to your
                                              portfolio
                                            - willing to accept the risks of price and dividend
                                              fluctuations



                                          These Funds may not be appropriate if you are:



                                            - investing emergency reserves
                                            - uncomfortable with an investment that will fluctuate in
                                              value



    TAX-FREE BOND FUNDS                   The Kentucky Intermediate Tax-Free Fund, the Maryland
                                          Intermediate Tax-Free Fund, the North Carolina Intermediate
                                          Tax-Free Fund, the South Carolina Intermediate Tax-Free
                                          Fund, the Virginia Intermediate Tax-Free Fund, and the West
                                          Virginia Intermediate Tax-Free Fund seek tax-exempt income and invest primarily in municipal securities which are
                                          exempt from federal and, respectively, Kentucky, Maryland,
                                          North Carolina, South Carolina, Virginia, or West Virginia
                                          income taxes.



    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - looking to add a monthly income component to your
                                              portfolio.
                                            - seeking monthly federal and Kentucky, Maryland, North
                                          Carolina, South Carolina, Virginia, or West Virginia
                                              tax-exempt dividends
                                            - willing to accept the risks of price and dividend
                                              fluctuations



                                          These Funds may not be appropriate if you are:
                                            - investing through a tax-exempt retirement plan
                                            - uncomfortable with an investment that will fluctuate in
                                              value
                                            - investing emergency reserves

                                                      SHORT U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE SHORT U.S. GOVERNMENT
INCOME FUND)


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          securities issued or guaranteed by the U.S. Government or
                                          its agencies or instrumentalities ("U.S. Government
                                          Securities"), some of which may be subject to repurchase
                                          agreements, or in "high grade" (rated at the time of
                                          purchase in one of the three highest rating categories by an
                                          NRSRO or are determined by the portfolio manager to be of
                                          comparable quality) collateralized mortgage obligations
                                          ("CMOs"). The Fund may also invest in short-term
                                          obligations, commercial bonds and the shares of other
                                          investment companies. The duration range of the Fund will be from 1.0 to 3.5 years.



                                          In managing the portfolio, the manager uses a "top down"
                                          investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual
                                          securities selection. The manager sets and continually
                                          adjusts a target for the interest rate sensitivity of the
                                          Fund's holdings based upon expectations about interest rates and other economic factors. The manager then selects
                                          individual securities consistent with the target by looking for the best relative values within particular sectors.



                                          The Fund may also invest in certain other debt securities.
                                          For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                                          Strategies and Risks on page 105 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in
                                          securities issued or guaranteed by the U.S. government or
                                          its agencies (such as Fannie Mae or Ginnie Mae securities).
                                          Although U.S. government securities issued directly by the
                                          U.S. government are guaranteed by the U.S. Treasury, other
                                          U.S. government securities issued by an agency or
                                          instrumentality of the U.S. government may not be. No
                                          assurance can be given that the U.S. government would
                                          provide financial support to its agencies and
                                          instrumentalities if not required to do so by law.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.




                                                      SHORT U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE SHORT U.S. GOVERNMENT
INCOME FUND)


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1995                                                                             12.45
96                                                                                 2.8
97                                                                                6.11
98                                                                                6.66
99                                                                                1.26
2000                                                                              8.04
01                                                                                5.51
02                                                                                5.67
03                                                                                0.91
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %





                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2004)(1)




The chart and table on this page show how the Short U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Merrill Lynch 1-5 Year U.S. Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities between 1 and 5 years. Of course, past performance does not indicate how the Fund will perform in the future.


                                                                        1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
                                                                         --------------------------------------------
 CLASS A SHARES (with 3.00% sales charge)(2)                                                          (11/30/92)
                                                                         --------------------------------------------
   RETURN BEFORE TAXES                                                       %        %          %             %
                                                                         --------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                       %        %          %             %
                                                                         --------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES               %        %          %             %
---------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH 1-5 YEAR U.S. GOVERNMENT BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                       %        %          %             %
---------------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                      SHORT U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE SHORT U.S. GOVERNMENT
INCOME FUND)


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES          CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)             SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   3.00%(2)
                                                     -----------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)         None
                                                     -----------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(3)                     2.00%

                                                     ANNUAL FUND OPERATING EXPENSES            CLASS A
                                                     (FEES PAID FROM FUND ASSETS)               SHARES

                                                     Management Fee(4)                           0.60%
                                                     -----------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee(4)                              0.50%
                                                     -----------------------------------------------------

                                                     Other Expenses(4)                               %
                                                     -----------------------------------------------------

                                                     Total Fund Operating Expenses(4)                %
                                                     -----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                              %
                                                     -----------------------------------------------------

                                                     Net Fund Operating Expenses(4)                  %
                                                     -----------------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption if you, regardless of the date of purchase, request a wire transfer. This fee is currently being waived.


                                   (4) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to   % for the period from February
                                   1, 2005 through January 31, 2006.
                                   Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses are expected to be
                                     %. These voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.

   As an investor in the Short
   U.S. Government Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

                                                      SHORT U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE SHORT U.S. GOVERNMENT
INCOME FUND)


                                               EXPENSE EXAMPLE


                                                       SHORT U.S. GOVERNMENT       1       3       5        10
                                                            INCOME FUND           YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES               $      $       $        $
                                                     -----------------------------------------------------------


Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the Fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

                                               INTERMEDIATE U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            (FORMERLY THE INTERMEDIATE U.S.
GOVERNMENT BOND FUND)


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.
    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          securities issued or guaranteed by the U.S. Government or
                                          its agencies or instrumentalities ("U.S. Government
                                          Securities"), some of which may be subject to repurchase
                                          agreements, or in "high grade" (rated at the time of
                                          purchase in one of the three highest rating categories by an
                                          NRSRO or are determined by the portfolio manager to be of
                                          comparable quality) collateralized mortgage obligations
                                          ("CMOs"). The Fund may also invest in short-term
                                          obligations, commercial bonds and the shares of other
                                          investment companies. The duration range of the Fund will be from 3.0 to 7.0 years.
                                          In managing the portfolio, the manager uses a "top down"
                                          investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual
                                          securities selection. The manager sets and continually
                                          adjusts a target for the interest rate sensitivity of the
                                          Fund's holdings based upon expectations about interest rates and other economic factors. The manager then selects
                                          individual securities consistent with the target by looking for the best relative values within particular sectors.
                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the SAI.
    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.
                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.
                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating the greater its credit risk.
                                          U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in
                                          securities issued or guaranteed by the U.S. government or
                                          its agencies (such as Fannie Mae or Ginnie Mae securities).
                                          Although U.S. government securities issued directly by the
                                          U.S. government are guaranteed by the U.S. Treasury, other
                                          U.S. government securities issued by an agency or
                                          instrumentality of the U.S. government may not be. No
                                          assurance can be given that the U.S. government would
                                          provide financial support to its agencies and
                                          instrumentalities if not required to do so by law.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

                                               INTERMEDIATE U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            (FORMERLY THE INTERMEDIATE U.S.
GOVERNMENT BOND FUND)


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1995                                                                             17.81
96                                                                                1.91
97                                                                                8.31
98                                                                                9.31
99                                                                               -2.53
2000                                                                             11.78
01                                                                                6.26
02                                                                               10.38
03                                                                                2.01
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.
The chart and table on this page show how the Intermediate U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers Government/Mortgage Bond Index, an unmanaged index of U.S. Treasury, government agency and mortgage-backed securities. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.
    AVERAGE ANNUAL TOTAL RETURNS
    (for the periods ended

    December 31, 2004)(1)






                                                                         Best quarter:               %
                                                                         Worst quarter:              %





                                                                                                10 YEARS      SINCE INCEPTION
                                                                        1 YEAR    5 YEARS(4)     (3),(4)          (3),(4)
 CLASS A SHARES (with 5.75% Sales Charge)(2)                                                                   (10/9/92)
                                                                        -------------------------------------------------------

   RETURN BEFORE TAXES                                                        %           %            %                %
                                                                        -------------------------------------------------------

   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %           %            %                %
                                                                        -------------------------------------------------------

   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                %           %            %                %
-------------------------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                             (10/9/92)
                                                                        -------------------------------------------------------

   RETURN BEFORE TAXES                                                        %           %            %                %
-------------------------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                             (10/9/92)
                                                                        -------------------------------------------------------

   RETURN BEFORE TAXES                                                        %           %            %                %
-------------------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS GOVERNMENT/MORTGAGE BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                        %           %            %                %(5)
-------------------------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class B Shares were not in existence prior to January 1, 1996. Performance for periods prior to January 1, 1996 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) Since 9/30/92.

                                               INTERMEDIATE U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            (FORMERLY THE INTERMEDIATE U.S.
GOVERNMENT BOND FUND)


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES (FEES    CLASS A   CLASS B   CLASS C
                                                     PAID BY YOU DIRECTLY)(1)                  SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on Purchases  5.75%(2)    None      None
                                                     ---------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)        None    5.00%(3)  1.00%(4)
                                                     ---------------------------------------------------------------------

                                                     Redemption Fee (on shares sold within 30
                                                     days of purchase)(5)                       2.00%     2.00%     2.00%
                                                     ANNUAL FUND OPERATING EXPENSES            CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)              SHARES    SHARES    SHARES

                                                     Management Fee(6)                          0.60%     0.60%     0.60%
                                                     ---------------------------------------------------------------------

                                                     Distribution and Service (12b-1) Fee(6)    0.50%     1.00%     1.00%
                                                     ---------------------------------------------------------------------

                                                     Other Expenses(6)                              %         %         %
                                                     ---------------------------------------------------------------------

                                                     Total Fund Operating Expenses(6)               %         %         %
                                                     ---------------------------------------------------------------------

                                                       Fee Waiver or Expense Reimbursement(6)       %         %         %
                                                     ---------------------------------------------------------------------

                                                     Net Fund Operating Expenses(6)                 %         %         %
                                                     ---------------------------------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to   % for the period from February
                                   1, 2005 through January 31, 2006.
                                   Additionally, the Fund's Distributor has
                                   contractually agreed to limit the
                                   distribution and service (12b-1) fees for
                                   Class A shares of the Fund to 0.25% for the
                                   same period. For the current fiscal year,
                                   total actual operating expenses are expected
                                   to be less than the amount shown above
                                   because of voluntary additional fee waivers
                                   or expense reimbursements. With these fee
                                   waivers or reimbursements, the Fund's total
                                   actual operating expenses for each class are
                                   expected to be: Class A Shares,   %, Class B
                                   Shares,   %, Class C Shares,   %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.

   As an investor in the
   Intermediate U.S. Government
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

                                               INTERMEDIATE U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            (FORMERLY THE INTERMEDIATE U.S.
GOVERNMENT BOND FUND)


                                               EXPENSE EXAMPLE


                                                      INTERMEDIATE U.S. GOVERNMENT       1       3       5        10
                                                                BOND FUND               YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $      $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $      $       $        $
                                                     Assuming No Redemption             $      $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $      $       $        $
                                                     Assuming No Redemption             $      $       $        $
                                                     -----------------------------------------------------------------


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES      INTERMEDIATE CORPORATE BOND
   FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests in a diversified
                                          portfolio of corporate bonds and securities issued or
                                          guaranteed by the U.S. government, its agencies or
                                          instrumentalities. The Fund will invest primarily in
                                          "investment grade" corporate bonds (bonds rated at the time of purchase in one of the four highest rating categories by an NRSRO or are determined by the portfolio manager to be of comparable quality). The Fund may also invest up to 15% of its total assets in bonds rated below investment grade. The duration range of the Fund will be from 3.0 to 7.0 years.



                                          In managing the portfolio, the manager uses a "top down"
                                          investment management approach focusing on interest rate
                                          risk, allocation among sectors, credit risk, and individual securities selection. The manager sets and continually
                                          adjusts a target for the interest rate sensitivity of the
                                          Fund's holdings based upon expectations about interest rates and other economic factors. The manager then selects
                                          individual securities consistent with the target by looking for the best relative values within particular sectors.



                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.

                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.

                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.




   RISK/RETURN SUMMARY AND FUND EXPENSES      INTERMEDIATE CORPORATE BOND
   FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

2000                                                                             10.37
01                                                                                6.93
02                                                                                7.53
03                                                                                6.76
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:               %
                                                                         Worst quarter:              %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

The chart and table on this page show how the Intermediate Corporate Bond Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers U.S. Credit Index, an unmanaged index generally representative of all publicly issued, fixed rate, non-convertible, investment grade, domestic corporate debt. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class B Shares and Class C Shares will differ from the Class A Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.


                                                                        1 YEAR   SINCE INCEPTION(3)
                                                                        ---------------------------
 CLASS A SHARES(2) (with 5.75% Sales Charge)                                       (12/2/99)
                                                                        ---------------------------
   RETURN BEFORE TAXES                                                        %             %
                                                                        ---------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %             %
                                                                        ---------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                %             %
---------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                 (12/2/99)
                                                                        ---------------------------
   RETURN BEFORE TAXES                                                        %             %
---------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                 (12/2/99)
                                                                        ---------------------------
   RETURN BEFORE TAXES                                                        %             %
---------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS U.S. CREDIT INDEX
 (reflects no deductions for fees, expenses, or taxes)                        %             %(4)
---------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class B Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.

(4) Since 11/30/99.

RISK/RETURN SUMMARY AND FUND EXPENSES           INTERMEDIATE CORPORATE BOND FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES (FEES    CLASS A   CLASS B   CLASS C
                                                     PAID BY YOU DIRECTLY)(1)                  SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on Purchases  5.75%(2)    None      None
                                                     ---------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None    5.00%(3)  1.00%(4)
                                                     ---------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within 30
                                                     days of purchase)(5)                       2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES            CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)              SHARES    SHARES    SHARES

                                                     Management Fee(6)                          0.60%     0.60%     0.60%
                                                     ---------------------------------------------------------------------
                                                     Distribution and Service (12b-1) Fee(6)    0.50%     1.00%     1.00%
                                                     ---------------------------------------------------------------------
                                                     Other Expenses(6)                              %         %         %
                                                     ---------------------------------------------------------------------
                                                     Total Fund Operating Expenses(6)               %         %         %
                                                     ---------------------------------------------------------------------
                                                     ---------------------------------------------------------------------
                                                       Fee Waiver or Expense Reimbursement(6)       %         %         %
                                                     ---------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)                 %         %         %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, %, Class B Shares, %, Class C Shares, %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

   As an investor in the
   Intermediate Corporate Bond
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES           INTERMEDIATE CORPORATE BOND FUND




                                               EXPENSE EXAMPLE


                                                         INTERMEDIATE CORPORATE          1       3       5        10
                                                                BOND FUND               YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $      $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $      $       $        $
                                                     Assuming No Redemption             $      $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $      $       $        $
                                                     Assuming No Redemption             $      $       $        $
                                                     -----------------------------------------------------------------


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each period
 - no changes in the fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES   KENTUCKY INTERMEDIATE TAX-FREE
   FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and
                                          Kentucky income taxes consistent with preservation of
                                          capital.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of Kentucky and its political
                                          subdivisions, that provide income exempt from both federal personal income tax and Kentucky personal income tax. The
                                          Fund invests in Kentucky municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are
                                          determined by the portfolio manager to be of comparable
                                          quality). The Fund will maintain an average duration of 3.5 to 8 years.




                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on interest
                                          rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.




                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 105 or consult the SAI.
    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by Kentucky and its political subdivisions the Fund may be more vulnerable to unfavorable developments in Kentucky than funds that are more geographically
                                          diversified.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.

                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.




                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.




                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 105 or
                                          consult the SAI.

                                          This section would normally include a bar chart and a table showing how the Kentucky Intermediate Tax-Free Fund has
                                          performed and how its performance has varied from year to
                                          year. Because the Fund has not had shares outstanding for an entire calendar year, the bar chart and table are not shown.

   RISK/RETURN SUMMARY AND FUND EXPENSES   KENTUCKY INTERMEDIATE TAX-FREE
   FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES
                                                     Maximum Sales Charge (load)
                                                     on Purchases                           3.00%(2)
                                                     ----------------------------------------------
                                                     Maximum Deferred Sales Charge (load)     None
                                                     ----------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(3)                 2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A
                                                     (FEES PAID FROM FUND ASSETS)           SHARES
                                                     Management Fee(4)                       0.60%
                                                     ----------------------------------------------
                                                     Distribution and Service (12b-1)
                                                     Fee(4)                                  0.50%
                                                     ----------------------------------------------
                                                     Other Expenses(4)                           %
                                                     ----------------------------------------------
                                                     Total Fund Operating Expenses(4)            %
                                                     ----------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                          %
                                                     ----------------------------------------------
                                                     Net Fund Operating Expenses(4)              %
                                                     ----------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (4) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to   % for the period from February
                                   1, 2005 through January 31, 2006.
                                   Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses are expected to be
                                     %. These voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.

   As an investor in the Kentucky
   Intermediate Tax-Free Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

                                               EXPENSE EXAMPLE


                                                       KENTUCKY INTERMEDIATE TAX-FREE     1       3       5        10
                                                                    FUND                 YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                      $      $       $        $
                                                     ------------------------------------------------------------------


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each period

 - no changes in the fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES   MARYLAND INTERMEDIATE TAX-FREE
   FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and
                                          Maryland income taxes consistent with preservation of
                                          capital.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of Maryland and its political
                                          subdivisions, that provide income exempt from both federal personal income tax and Maryland personal income tax. The
                                          Fund invests in Maryland municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are
                                          determined by the portfolio manager to be of comparable
                                          quality). The Fund will maintain an average duration of 3.5 to 8 years.




                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on interest
                                          rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.




                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 105 or consult the SAI.
    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by Maryland and its political subdivisions the Fund may be more vulnerable to unfavorable developments in Maryland than funds that are more geographically
                                          diversified.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.

                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.




                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.




                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 105 or
                                          consult the SAI.

                                          This section would normally include a bar chart and a table showing how the Maryland Intermediate Tax-Free Fund has
                                          performed and how its performance has varied from year to
                                          year. Because the Fund has not had shares outstanding for an entire calendar year, the bar chart and table are not shown.

   RISK/RETURN SUMMARY AND FUND EXPENSES   MARYLAND INTERMEDIATE TAX-FREE
   FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES

                                                     Maximum Sales Charge (load)
                                                     on Purchases                           3.00%(2)
                                                     ----------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None
                                                     ----------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(3)                 2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A
                                                     (FEES PAID FROM FUND ASSETS)           SHARES

                                                     Management Fee(4)                       0.60%
                                                     ----------------------------------------------

                                                     Distribution and Service (12b-1)
                                                     Fee(4)                                  0.50%
                                                     ----------------------------------------------

                                                     Other Expenses(4)                           %
                                                     ----------------------------------------------

                                                     Total Fund Operating Expenses(4)            %
                                                     ----------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                          %
                                                     ----------------------------------------------

                                                     Net Fund Operating Expenses(4)              %
                                                     ----------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (4) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to   % for the period from February
                                   1, 2005 through January 31, 2006.
                                   Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses are expected to be
                                     %. These voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.

   As an investor in the Maryland
   Intermediate Tax-Free Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   RISK/RETURN SUMMARY AND FUND EXPENSES   MARYLAND INTERMEDIATE TAX-FREE
   FUND




                                               EXPENSE EXAMPLE


                                                       MARYLAND INTERMEDIATE TAX-FREE     1       3       5        10
                                                                    FUND                 YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                      $      $       $        $
                                                     ------------------------------------------------------------------


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each period

 - no changes in the fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES      NORTH CAROLINA INTERMEDIATE
   TAX-FREE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and North
                                          Carolina income taxes consistent with preservation of
                                          capital.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of North Carolina and its political subdivisions, that provide income exempt from both federal personal income tax and North Carolina personal income tax.
                                          The Fund invests in North Carolina municipal securities only if they are "investment grade" (rated at the time of
                                          purchase in one of the four highest rating categories by an
                                          NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average
                                          duration of 3.5 to 8 years.




                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on interest
                                          rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.




                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 105 or consult the SAI.
    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by North Carolina and its political
                                          subdivisions the Fund may be more vulnerable to unfavorable developments in North Carolina than funds that are more
                                          geographically diversified.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.

                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.




                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.




                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 105 or
                                          consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1995                                                                             10.27
96                                                                                2.56
97                                                                                6.36
98                                                                                5.19
99                                                                               -2.21
2000                                                                              9.26
01                                                                                4.66
02                                                                                8.91
03                                                                                3.15
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:               %
                                                                         Worst quarter:              %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

   The chart and table on this page
   show how the North Carolina
   Intermediate Tax-Free Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Lehman Brothers 7-Year
   Municipal Bond Index, an unmanaged
   index generally representative of
   the performance of tax-exempt
   municipal securities with an
   average maturity of seven years.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


                                                                        1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
                                                                         --------------------------------------------
 CLASS A SHARES (with 3.00% Sales Charge)(2)                                                          (10/16/92)
                                                                         --------------------------------------------
   RETURN BEFORE TAXES                                                       %        %          %             %
                                                                         --------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                       %        %          %             %
                                                                         --------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
     FUND SHARES                                                             %        %          %             %
---------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                       %        %          %             %(4)
---------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATIONS INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                       %        %          %             %(4)
---------------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years.

(4) Since 10/31/92.

   RISK/RETURN SUMMARY AND FUND EXPENSES      NORTH CAROLINA INTERMEDIATE
   TAX-FREE FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES

                                                     Maximum Sales Charge (load)
                                                     on Purchases                           3.00%(2)
                                                     ----------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None
                                                     ----------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(3)                 2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A
                                                     (FEES PAID FROM FUND ASSETS)           SHARES

                                                     Management Fee(4)                       0.60%
                                                     ----------------------------------------------

                                                     Distribution and Service (12b-1)
                                                     Fee(4)                                  0.50%
                                                     ----------------------------------------------

                                                     Other Expenses(4)                           %
                                                     ----------------------------------------------

                                                     Total Fund Operating Expenses(4)            %
                                                     ----------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                          %
                                                     ----------------------------------------------
                                                     Net Fund Operating Expenses(4)              %
                                                     ----------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses are expected to be
                                    %. These voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.

   As an investor in the North
   Carolina Intermediate Tax-Free
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

   RISK/RETURN SUMMARY AND FUND EXPENSES      NORTH CAROLINA INTERMEDIATE
   TAX-FREE FUND


                                               EXPENSE EXAMPLE


                                                       NORTH CAROLINA INTERMEDIATE       1       3       5        10
                                                              TAX-FREE FUND             YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $      $       $        $
                                                     -----------------------------------------------------------------


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
 - $10,000 investment

 - 5% annual return

 - redemption at the end of each period

 - no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and South
                                          Carolina income taxes consistent with preservation of
                                          capital.



    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of South Carolina and its political subdivisions that provide income exempt from both federal
                                          personal income tax and South Carolina personal income tax.
                                          The Fund invests in South Carolina municipal securities only if they are "investment grade" (rated at the time of
                                          purchase in one of the four highest rating categories by an
                                          NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average
                                          duration of 3.5 to 8 years.



                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on interest
                                          rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.



                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 105 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by South Carolina and its political
                                          subdivisions, the Fund may be more vulnerable to unfavorable developments in South Carolina than funds that are more
                                          geographically diversified.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.

                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 105 or
                                          consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1998                                                                              5.29
99                                                                               -2.72
2000                                                                              9.31
01                                                                                4.79
02                                                                                9.09
03                                                                                3.55
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

   The chart and table on this page
   show how the South Carolina
   Intermediate Tax-Free Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Lehman Brothers 7-Year
   Municipal Bond Index, an unmanaged
   index generally representative of
   the performance of tax-exempt
   municipal securities with an
   average maturity of seven years.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


                                                                        1 YEAR   5 YEARS   SINCE INCEPTION
                                                                        ----------------------------------
 CLASS A SHARES (with 3.00% Sales Charge)(2)                                               (10/20/97)
                                                                        ----------------------------------
   RETURN BEFORE TAXES                                                       %         %            %
                                                                        ----------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                       %         %            %
                                                                        ----------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES               %         %            %
----------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX(3)
 (reflects no deductions for fees, expenses or taxes)                        %         %            %(4)
----------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATIONS INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                       %         %            %(4)
----------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years.

(4) Since 10/31/97.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                              3.00%(2)
                                                     ----------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None
                                                     ----------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(3)                 2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A
                                                     (FEES PAID FROM FUND ASSETS)           SHARES

                                                     Management Fee(4)                       0.60%
                                                     ----------------------------------------------

                                                     Distribution and Service (12b-1)
                                                     Fee(4)                                  0.50%
                                                     ----------------------------------------------

                                                     Other Expenses(4)                           %
                                                     ----------------------------------------------

                                                     Total Fund Operating Expenses(4)            %
                                                     ----------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                          %
                                                     ----------------------------------------------

                                                     Net Fund Operating Expenses(4)              %
                                                     ----------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses are expected to be
                                    %. These voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.


   As an investor in the South
   Carolina Intermediate Tax-Free
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND




                                               EXPENSE EXAMPLE


                                                     SOUTH CAROLINA INTERMEDIATE         1       3       5        10
                                                     TAX-FREE FUND                      YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $      $       $        $
                                                     -----------------------------------------------------------------


   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 investment

    - 5% annual return

    - redemption at the end of
      each period

    - no changes in the fund's
      operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

RISK/RETURN SUMMARY AND FUND EXPENSES  VIRGINIA INTERMEDIATE TAX-FREE FUND


                          RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE      The Fund seeks current income exempt from federal and
                          Virginia income taxes consistent with preservation of capital.


PRINCIPAL
INVESTMENT STRATEGIES     To pursue this goal, the Fund invests primarily in
                          municipal securities of the Commonwealth of Virginia and its political subdivisions that provide income exempt from both federal personal income tax and Virginia personal income tax. The Fund invests in Virginia municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average duration of 3.5 to 8 years.


                          In managing the Fund's portfolio, the manager uses a "top down" investment management approach focusing on interest rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent with this target based on their individual characteristics.


                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 105 or consult the SAI.


PRINCIPAL
INVESTMENT RISKS          Your investment in the Fund may be subject to the
                          following principal risks:

                          INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                          STATE SPECIFIC RISK: By concentrating its investments in securities issued by Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Virginia than funds that are more geographically diversified.

                          CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds. The lower a security's rating, the greater its credit risk.

                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                          INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.


                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see Additional Investment Strategies and Risks on page 105 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

2000                                                                             9.74
01                                                                               4.52
02                                                                                8.9
03                                                                               3.47
04                                                                                  0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

   The chart and table on this page
   show how the Virginia Intermediate
   Tax-Free Fund has performed and
   how its performance has varied
   from year to year. The bar chart
   gives some indication of risk by
   showing changes in the Fund's
   yearly performance to demonstrate
   that the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the Lehman
   Brothers 7-Year Municipal Bond
   Index, an unmanaged index
   generally representative of the
   performance of tax-exempt
   municipal securities with an
   average maturity of seven years.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


                                                                        1 YEAR   SINCE INCEPTION
                                                                        ------------------------
 CLASS A SHARES (with 3.00% Sales Charge)(2)                                     (5/17/99)
                                                                        ------------------------
   RETURN BEFORE TAXES                                                       %            %
                                                                        ------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                       %            %
                                                                        ------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES               %            %
------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                       %            %(4)
------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATIONS INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                       %            %(4)
------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years.

(4) Since 5/31/99.

   RISK/RETURN SUMMARY AND FUND EXPENSES   VIRGINIA INTERMEDIATE TAX-FREE
   FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                              3.00%(2)
                                                     ----------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None
                                                     ----------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(3)                 2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A
                                                     (FEES PAID FROM FUND ASSETS)           SHARES

                                                     Management Fee(4)                       0.60%
                                                     ----------------------------------------------

                                                     Distribution and Service (12b-1)
                                                     Fee(4)                                  0.50%
                                                     ----------------------------------------------

                                                     Other Expenses(4)                           %
                                                     ----------------------------------------------

                                                     Total Fund Operating Expenses(4)            %
                                                     ----------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(4)                          %
                                                     ----------------------------------------------

                                                     Net Fund Operating Expenses(4)              %
                                                     ----------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (4) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses are expected to be
                                    %. These voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.


   As an investor in the Virginia
   Intermediate Tax-Free Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   RISK/RETURN SUMMARY AND FUND EXPENSES   VIRGINIA INTERMEDIATE TAX-FREE
   FUND




                                               EXPENSE EXAMPLE


                                                          VIRGINIA INTERMEDIATE          1       3       5        10
                                                              TAX-FREE FUND             YEAR   YEARS   YEARS    YEARS

                                                     CLASS A SHARES                     $      $       $        $
                                                     -----------------------------------------------------------------


Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each
   period

 - no changes in the fund's
   operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

   RISK/RETURN SUMMARY AND FUND EXPENSES       WEST VIRGINIA INTERMEDIATE
   TAX-FREE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and West
                                          Virginia income taxes consistent with preservation of
                                          capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of West Virginia and its political subdivisions that provide income exempt from both federal personal income tax and West Virginia personal income tax. The Fund invests in West Virginia municipal securities only if they are
                                          "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are
                                          determined by the portfolio manager to be of comparable
                                          quality). The Fund will maintain an average duration of 3.5 to 8 years.
                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on interest
                                          rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.
                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 105 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by West Virginia and its political
                                          subdivisions, the Fund may be more vulnerable to unfavorable developments in West Virginia than funds that are more
                                          geographically diversified.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.
                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.
                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.
                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 105 or
                                          consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1,2)

                                             (in percents)

1995                                                                             15.47
96                                                                                3.25
97                                                                                8.84
98                                                                                5.98
99                                                                               -3.13
2000                                                                             11.05
01                                                                                3.51
02                                                                                8.97
03                                                                                3.77
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended
                                                    December 31, 2004)(1,2)

   The chart and table on this page
   show how the West Virginia
   Intermediate Tax-Free Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Lehman Brothers 7-Year
   Municipal Bond Index, an unmanaged
   index generally representative of
   the performance of tax-exempt
   municipal securities with an
   average maturity of seven years.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


                                                                1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                               --------------------------------------
 CLASS A SHARES (with 3.00% sales charge)(3)                                                              (12/17/93)
                                                               --------------------------------------
   RETURN BEFORE TAXES                                              %             %             %                  %
                                                               --------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                              %             %             %                  %
                                                               --------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
   SHARES                                                           %             %             %                  %
-----------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX(4)
 (reflects no deductions for fees, expenses or taxes)               %             %             %               %(5)
-----------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATION INDEX(4)
 (reflects no deductions for fees, expenses, or taxes)              %             %             %                  %(5)
-----------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30 day yield, call 1-800-228-1872.

(2) Performance data includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the period prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years.

(5) Since 12/31/93.
 70

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES          CLASS A
                                                     (FEES PAID BY YOU DIRECTLY)(1)             SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                3.00%(2)
                                                     -----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)         None
                                                     -----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(3)                     2.00%
                                                     ANNUAL FUND OPERATING EXPENSES (FEES      CLASS A
                                                     PAID FROM FUND ASSETS)                     SHARES

                                                     Management Fee                                  %
                                                     -----------------------------------------------------
                                                     Distribution and Service (12b-1) Fee            %
                                                     -----------------------------------------------------
                                                     Other Expenses(4)                               %
                                                     -----------------------------------------------------
                                                     Total Fund Operating Expenses(4)                %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (4) For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual
                                   operating expenses are expected to be   %.
                                   These voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.


   As an investor in the West
   Virginia Intermediate Tax-Free
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

                                               EXPENSE EXAMPLE


                                                     WEST VIRGINIA
                                                     INTERMEDIATE TAX-FREE       1       3       5       10
                                                     FUND                       YEAR   YEARS   YEARS   YEARS

                                                     CLASS A SHARES             $      $       $       $
                                                     --------------------------------------------------------


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          MONEY MARKET FUNDS

                                          These Funds seek current income with liquidity and stability of principal by investing primarily in short-term debt
                                          securities. The Funds seek to maintain a stable price of
                                          $1.00 per share.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - seeking preservation of capital
                                            - investing short-term reserves
                                            - willing to accept lower potential returns in exchange
                                              for a higher degree of safety
                                          These Funds may not be appropriate if you are:
                                            - seeking high total return
                                            - pursuing a long-term goal or investing for retirement

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND




                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks to provide as high a level of current
                                          interest income as is consistent with maintaining liquidity and stability of principal.
    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests only in U.S.
                                          dollar-denominated, "high-quality" short-term debt
                                          securities, including the following:

                                            - Obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets
                                              in excess of $1 billion (including obligations of
                                              foreign branches of such banks);

                                            - High quality commercial paper and other obligations
                                              issued or guaranteed by U.S. and foreign corporations
                                              and other issuers including corporate debt securities
                                              that the issuer or a third party, such as a dealer or
                                              bank, must repay on demand;

                                            - Asset-backed securities;

                                            - Securities issued or guaranteed as to principal and
                                              interest by the U.S. Government or by its agencies or
                                              instrumentalities and related custodial receipts;

                                            - Securities issued or guaranteed by foreign governments
                                              or their political subdivisions, agencies or
                                              instrumentalities;

                                            - Funding agreements issued by highly-rated U.S. insurance companies;

                                            - Securities issued or guaranteed by state or local
                                              government bodies; and

                                            - Repurchase agreements relating to the above instruments.

                                          "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example,
                                          commercial paper rated "A-1" or "A-2" by Standard & Poor's
                                          Corporation and "P-1" or "P-2" by Moody's Investors Service,
                                          Inc.); or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if
                                          unrated, are determined by the Sub-Adviser to be of
                                          comparable quality.

                                          When selecting securities for the Fund's portfolio, the
                                          manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high level of income. The manager generally evaluates
                                          investments based on interest rate sensitivity selecting
                                          those securities whose maturities fit the Fund's interest
                                          rate sensitivity target and which the manager believes to be the best relative values.

                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

                                          For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                                          Strategies and Risks on page 105 or consult the SAI.

                          RISK/RETURN SUMMARY
                          CONTINUED



   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND



    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates or that the Fund's yield will decrease due to a decrease in interest rates. Interest rate risk is
                                          generally high for longer-term debt securities and low for shorter-term debt securities.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.

                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

                                          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                                          OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                                          AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                                          GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                                          VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                                          LOSE MONEY BY INVESTING IN THE FUND.

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1998                                                                             4.86
99                                                                               4.49
2000                                                                             5.61
01                                                                               3.38
02                                                                               0.98
03                                                                               0.36
04                                                                                  0

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:              %
                                                                         Worst quarter:             %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

   The chart and table on this page
   show how the Prime Money Market
   Fund has performed and how its
   performance has varied from year
   to year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it shows the Fund's performance
   over time. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

   The returns for Class B and Class
   C Shares will differ from the
   Class A Share returns shown in the
   bar chart because of differences
   in expenses of each class. The
   table assumes that Class B and
   Class C shareholders redeem all of
   their fund shares at the end of
   the period indicated.


                                                                                  5 YEARS      SINCE INCEPTION
                                                                        1 YEAR      (3)            (2),(3)
                                                                         ---------------------------------------
 CLASS A SHARES                                                                                   (10/1/97)
                                                                         ---------------------------------------
                                                                             %          %                  %
----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                (10/1/97)
                                                                         ---------------------------------------
                                                                             %          %                  %
----------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                (10/1/97)
                                                                         ---------------------------------------
                                                                             %          %                  %
----------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) Class B Shares were not in existence prior to September 2, 1998. Performance for periods prior to September 2, 1998 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(3) Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.


As of December 31, 2004, the Fund's 7-day yield for Class A Shares, Class B Shares, and Class C Shares was %, %, and %, respectively. Without fee waivers and expense reimbursements, the Fund's yield would have been %, %, and %, respectively, for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                None      None      None
                                                     ------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None    5.00%(2)  1.00%(3)
                                                     ------------------------------------------------------------------

                                                     Redemption Fee(4)                          0%        0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(5)                       0.40%     0.40%     0.40%
                                                     ------------------------------------------------------------------

                                                     Distribution and Service (12b-1)
                                                     Fee(5)                                  0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Other Expenses(5)                           %         %         %
                                                     ------------------------------------------------------------------

                                                     Total Fund Operating Expenses(5)            %         %         %
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(5)                          %         %         %
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(5)              %         %         %
                                                     ------------------------------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (3) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (4) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.


                                   (5) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. Additionally, the Fund's Distributor has voluntarily agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, %, Class B Shares, %, Class C Shares, %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


   As an investor in the Prime
   Money Market Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.
   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND




                                               EXPENSE EXAMPLE


                                                                                         1       3       5        10
                                                         PRIME MONEY MARKET FUND        YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $....  $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $....  $       $        $
                                                     Assuming No Redemption             $....  $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $....  $       $        $
                                                     Assuming No Redemption             $....  $       $        $
                                                     -----------------------------------------------------------------


Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each
   period

 - no changes in the fund's
   operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income with liquidity and stability of principal by investing exclusively in short-term United
                                          States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to
                                          repurchase agreements.

    PRINCIPAL                             To pursue this goal, the Fund invests exclusively in
    INVESTMENT STRATEGIES                 short-term U.S. dollar- denominated obligations issued by
                                          the U.S. Treasury ("U.S. Treasury Securities"), and
                                          repurchase agreements collateralized by U.S. Treasury
                                          Securities. Obligations purchased by the Fund are limited to
                                          U.S. dollar-denominated obligations which the Board of
                                          Trustees has determined present minimal credit risks.
                                          In managing the Fund, the portfolio manager focuses on
                                          generating a high level of income. The manager generally
                                          evaluates investments based on interest rate sensitivity
                                          selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the manager
                                          believes to be the best relative values. Generally, the
                                          portfolio manager buys and holds securities until their
                                          maturity.
                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                                          Strategies and Risks on page 105 or consult the SAI.

    PRINCIPAL                             Your investment in the Fund may be subject to the following
    INVESTMENT RISKS                      principal risks:
                                          INTEREST RATE RISK: The possibility that the Fund's yield
                                          will decrease due to a decrease in interest rates or that
                                          the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for
                                          shorter-term debt securities.
                                          For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.
                                          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                                          OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                                          AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                                          GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                                          VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                                          LOSE MONEY BY INVESTING IN THE FUND.

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1995                                                                             4.94
96                                                                               4.41
97                                                                               4.57
98                                                                               4.59
99                                                                               4.15
2000                                                                             5.27
01                                                                               3.16
02                                                                               0.79
03                                                                                0.2
04                                                                                  0

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:              %
                                                                         Worst quarter:             %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

The chart and table on this page show
how the U.S. Treasury Money Market
Fund has performed and how its
performance has varied from year to
year. The bar chart gives some
indication of risk by showing changes
in the Fund's yearly performance to
demonstrate that the Fund's value
varied at different times. The table
below it shows the Fund's performance
over time. Of course, past
performance does not indicate how the
Fund will perform in the future.

The returns for Class B Shares and
Class C Shares will differ from the
Class A Share returns shown in the
bar chart because of differences in
expenses of each class. The table
assumes that Class B and Class C
shareholders redeem all of their fund
shares at the end of the period
indicated.


                                                                  10 YEARS      SINCE INCEPTION
                                          1 YEAR   5 YEARS(3)     (2),(3)           (2),(3)
                                          ------------------------------------------------------
 CLASS A SHARES                                                                    (10/5/92)
                                          ------------------------------------------------------
                                                %          %           %             %
-------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable
 Contingent Deferred Sales Charge)                                                 (10/5/92)
                                          ------------------------------------------------------
                                                %          %           %             %
-------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable
 Contingent Deferred Sales Charge)                                                 (10/5/92)
                                          ------------------------------------------------------
                                                %          %           %             %
-------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) Class B Shares were not in existence prior to January 1, 1996. Performance for periods prior to January 1, 1996 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(3) Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.


As of December 31, 2004, the Fund's 7-day yield for Class A Shares, Class B Shares, and Class C Shares was %, %, and %, respectively. Without fee waivers and expense reimbursements, the Fund's yield would have been %, %, and %, respectively for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                None      None      None
                                                     ------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None    5.00%(2)  1.00%(3)
                                                     ------------------------------------------------------------------

                                                     Redemption Fee(4)                          0%        0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(5)                       0.40%     0.40%     0.40%
                                                     ------------------------------------------------------------------

                                                     Distribution and Service (12b-1)
                                                     Fee(5)                                  0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Other Expenses(5)                           %         %         %
                                                     ------------------------------------------------------------------

                                                     Total Fund Operating Expenses(5)            %         %         %
                                                     ------------------------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(5)                          %         %         %
                                                     ------------------------------------------------------------------

                                                     Net Fund Operating Expenses(5)              %         %         %
                                                     ------------------------------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customer's account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary in year seven from:
                                   5%, 4%, 3%, 3%, 2%, 1%.

                                   (3) The CDSC on Class C Shares is applicable only to redemption within one year of purchase.

                                   (4) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.


                                   (5) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. Additionally, the Fund's Distributor has voluntarily agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, %, Class B Shares, %, Class C Shares, %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


   As an investor in the U.S.
   Treasury Money Market Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND




                                               EXPENSE EXAMPLE


                                                       U.S. TREASURY MONEY MARKET        1       3       5        10
                                                                  FUND                  YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $      $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $      $       $        $
                                                     Assuming No Redemption             $      $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $      $       $        $
                                                     Assuming No Redemption             $....  $       $        $
                                                     -----------------------------------------------------------------


Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each
   period

 - no changes in the fund's
   operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          FUNDS OF FUNDS

                                          These Funds invest substantially all of their assets in
                                          Trust Shares of the BB&T Funds described earlier in this
                                          prospectus.

    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - seeking to spread your investment among many different
                                               mutual funds that match your goals in one simple
                                               package
                                            - seeking investment professionals to select and maintain
                                               a portfolio of mutual funds for you
                                            - seeking the benefits of asset allocation and multiple
                                               levels of risk reducing diversification

                                          These Funds may not be appropriate if you are:
                                            - pursuing a short-term goal or investing emergency
                                               reserves
                                            - uncomfortable with an investment that will fluctuate in
                                               value

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.

    PRINCIPAL                             To pursue this goal, the Fund allocates its assets among the
    INVESTMENT STRATEGIES                 Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.



                                          The Fund will invest 25% to 55% of its total assets in
                                          Underlying Funds which invest primarily in equity
                                          securities, 45% to 75% of its total assets in Underlying
                                          Funds which invest primarily in fixed income securities and up to 20% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following Underlying Funds within the strategy ranges
                                          (expressed as a percentage of the Fund's total assets)
                                          indicated below:


                                                                                                   INVESTMENT RANGE
                                                         UNDERLYING FUND                      (PERCENTAGE OF FUND ASSETS)
                                       ----------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Company Value Fund                                         0%-55%
                                       Large Company Growth Fund                                        0%-55%
                                       Mid Cap Value Fund                                               0%-30%
                                       Mid Cap Growth Fund                                              0%-30%
                                       Small Company Value Fund                                         0%-30%
                                       Small Company Growth Fund                                        0%-30%
                                       International Equity Fund                                        0%-30%

                                       BOND FUNDS
                                       Short U.S. Government Fund                                       0%-75%
                                       Intermediate U.S. Government Fund                                0%-75%
                                       Intermediate Corporate Bond Fund                                 0%-75%

                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                          0%-20%
                                       U.S. Treasury Money Market Fund                                  0%-20%


                                          The Underlying Funds are described earlier in this
                                          Prospectus.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                          RISK/RETURN SUMMARY
                          CONTINUED


    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Fund's holdings.

                                          FIXED INCOME FUNDS: The Fund invests in Underlying Funds
                                          that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the
                                          issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          EQUITY FUNDS: The Fund also invests in Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1999                                                                              6.08
2000                                                                              3.06
01                                                                               -3.39
02                                                                               -6.64
03                                                                               12.48
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                              Best quarter:  %


                                              Worst
                                              quarter:       %

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

The chart and table on this page
shows how the Capital Manager
Conservative Growth Fund has
performed and how its performance has
varied from year to year. The bar
chart gives some indication of risk
by showing changes in the Fund's
yearly performance to demonstrate
that the Fund's value varied at
different times. The table below it
compares the Fund's performance over
time to that of the S&P 500(R) Index,
a widely recognized, unmanaged index
of common stocks, and the Lehman
Brothers Intermediate Government Bond
Index, an unmanaged index
representative of the total return of
government bonds with maturities of
less than 10 years. Of course, past
performance does not indicate how the
Fund will perform in the future.

The returns for Class B Shares and
Class C Shares will differ from the
Class A Share returns shown in the
bar chart because of differences in
expenses of each class. The table
assumes that Class B and Class C
shareholders redeem all of their fund
shares at the end of the period
indicated.


                                                                                  5 YEARS      SINCE INCEPTION
                                                                        1 YEAR    (3),(4)          (3),(4)
                                                                        ----------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(2)                                                      (1/29/98)
                                                                        ----------------------------------------
   RETURN BEFORE TAXES                                                       %          %            %
                                                                        ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                       %          %            %
                                                                        ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES               %          %            %
----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                (1/29/98)
                                                                        ----------------------------------------
   RETURN BEFORE TAXES                                                       %          %            %
----------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                (1/29/98)
                                                                        ----------------------------------------
   RETURN BEFORE TAXES                                                       %          %            %
----------------------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no deductions for fees, expenses, or
 taxes)                                                                      %          %         %(6)
----------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                       %          %         %(6)
----------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE INDEX(5)
 (reflects no deductions for fees, expenses, or taxes)                       %          %         %(6)
----------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only, after-tax returns for Class B and C Shares will vary.

(3) Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) The Lehman Brothers Aggregate Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

(6) Since 1/31/98.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)           SHARES    SHARES    SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                                5.75%(2)    None      None
                                                     --------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)       None    5.00%(3)   1.00%(4)
                                                     --------------------------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(5)                   2.00%     2.00%     2.00%
                                                     ANNUAL FUND OPERATING EXPENSES           CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)             SHARES    SHARES    SHARES
                                                     Management Fee(6)                         0.25%     0.25%     0.25%
                                                     --------------------------------------------------------------------
                                                     Distribution and Service
                                                     (12b-1) Fee(6)                            0.50%     1.00%     1.00%
                                                     --------------------------------------------------------------------
                                                     Other Expenses(6)                             %         %         %
                                                     --------------------------------------------------------------------
                                                     Total Fund Operating Expenses(6,7)            %         %         %
                                                     --------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                            %         %         %
                                                     --------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)                %         %         %
                                                     --------------------------------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, %, Class B Shares, %, Class C Shares, %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.



                                   (7) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the average weighted expense ratio for each class of shares is expected to be as follows: % for Class A Shares, % for Class B Shares, and % for Class C Shares (before voluntary fee waivers and expense reimbursement arrangements); % for Class A Shares, % for Class B Shares, and % for Class C Shares (after voluntary fee waivers and expense reimbursement arrangements).


   As an investor in the Capital
   Manager Conservative Growth
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                                               EXPENSE EXAMPLE


                                                      CAPITAL MANAGER CONSERVATIVE       1       3       5        10
                                                               GROWTH FUND              YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $      $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $      $       $        $
                                                     Assuming No Redemption             $      $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $      $       $        $
                                                     Assuming No Redemption             $      $       $        $
                                                     -----------------------------------------------------------------


Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

 - $10,000 investment
 - 5% annual return
 - redemption at the end of each
   period
 - no changes in the Fund's
   operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation and secondarily income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income
                                          securities.

    PRINCIPAL                             To pursue this goal, the Fund allocates its assets among the
    INVESTMENT STRATEGIES                 Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.
                                          The Fund will invest 45% to 75% of its total assets in
                                          Underlying Funds which invest primarily in equity
                                          securities, 25% to 55% of its total assets in Underlying
                                          Funds which invest primarily in fixed income securities and up to 15% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following Underlying Funds within the strategy ranges
                                          (expressed as a percentage of the Fund's total assets)
                                          indicated below:


                                                                                                   INVESTMENT RANGE
                                                         UNDERLYING FUND                      (PERCENTAGE OF FUND ASSETS)
                                       ----------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Company Value Fund                                         0%-75%
                                       Large Company Growth Fund                                        0%-75%
                                       Mid Cap Value Fund                                               0%-50%
                                       Mid Cap Growth Fund                                              0%-50%
                                       Small Company Value Fund                                         0%-50%
                                       Small Company Growth Fund                                        0%-50%
                                       International Equity Fund                                        0%-50%

                                       BOND FUNDS
                                       Short U.S. Government Fund                                       0%-55%
                                       Intermediate U.S. Government Fund                                0%-55%
                                       Intermediate Corporate Bond Fund                                 0%-55%

                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                          0%-15%
                                       U.S. Treasury Money Market Fund                                  0%-15%


                                          The Underlying Funds are described earlier in this
                                          Prospectus.

                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                          RISK/RETURN SUMMARY
                          CONTINUED



    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Fund's holdings.

                                          EQUITY FUNDS: The Fund invests in Underlying Funds that
                                          invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.

                                          FIXED INCOME FUNDS: The Fund also invests in Underlying
                                          Funds that invest primarily in fixed income securities,
                                          which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility
                                          that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the
                                          security will have its credit rating downgraded.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND




                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)
                                      (in percents)

1999                                                                             10.34
2000                                                                              0.03
01                                                                               -7.19
02                                                                              -13.24
03                                                                               17.85
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                              Best quarter:  %


                                              Worst
                                              quarter:       %

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

The chart and table on this page
shows how the Capital Manager
Moderate Growth Fund has performed
and how its performance has varied
from year to year. The bar chart
gives some indication of risk by
showing changes in the Fund's yearly
performance to demonstrate that the
Fund's value varied at different
times. The table below it compares
the Fund's performance over time to
that of the S&P 500(R) Index, a
widely recognized, unmanaged index of
common stocks, and the Lehman
Brothers Intermediate Government Bond
Index, an unmanaged index
representative of the total return of
government bonds with maturities of
less than 10 years. Of course, past
performance does not indicate how the
Fund will perform in the future.

The returns for Class B Shares and
Class C Shares will differ from the
Class A Share returns shown in the
bar chart because of differences in
expenses of each class. The table
assumes that Class B and Class C
shareholders redeem all of their fund
shares at the end of the period
indicated.


                                                                                  5 YEARS      SINCE INCEPTION
                                                                        1 YEAR    (3),(4)          (3),(4)
                                                                        ----------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(2)                                                    (1/29/98)
                                                                        ----------------------------------------
   RETURN BEFORE TAXES                                                        %          %                 %
                                                                        ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %          %                 %
                                                                        ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                %          %                 %
----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                              (1/29/98)
                                                                        ----------------------------------------
   RETURN BEFORE TAXES                                                        %          %                 %
----------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                              (1/29/98)
                                                                        ----------------------------------------
   RETURN BEFORE TAXES                                                        %          %                 %
----------------------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no deductions for fees, expenses, or
 taxes)                                                                       %          %                 %(6)
----------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                        %          %                 %(6)
----------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE INDEX(5)
 (reflects no deductions for fees, expenses, or taxes)                        %          %                 %(6)
----------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) The Lehman Brothers Aggregate Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

(6) Since 1/31/98.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                              5.75%(2)    None      None
                                                     ------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None    5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(5)                 2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(6)                       0.25%     0.25%     0.25%
                                                     ------------------------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee(6)                          0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Other Expenses(6)                           %         %         %
                                                     ------------------------------------------------------------------

                                                     Total Fund Operating Expenses(6,7)          %         %         %
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                          %         %         %
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)              %         %         %
                                                     ------------------------------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to    % for the period from February
                                   1, 2005 through January 31, 2006.
                                   Additionally, the Fund's Distributor has
                                   contractually agreed to limit the
                                   distribution and service (12b-1) fees for
                                   Class A shares of the Fund to 0.25% for the
                                   same period. For the current fiscal year,
                                   total actual operating expenses are expected
                                   to be less than the amount shown above
                                   because of voluntary additional fee waivers
                                   or expense reimbursements. With these fee
                                   waivers or reimbursements, the Fund's total
                                   actual operating expenses for each class are
                                   expected to be: Class A Shares,    %, Class B
                                   Shares,    %, Class C Shares,    %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.



                                   (7) In addition to the expenses shown above,
                                   if you buy and hold shares of the Fund you
                                   will indirectly bear your pro rata share of
                                   fees and expenses incurred by the Underlying
                                   Funds in which the Fund invests, so that the
                                   investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the average weighted expense ratio for each class
                                   of shares is expected to be as follows:    %
                                   for Class A Shares,    % for Class B Shares,
                                   and    % for Class C Shares (before voluntary
                                   fee waivers and expense reimbursement
                                   arrangements);    % for Class A Shares,    %
                                   for Class B Shares, and    % for Class C
                                   Shares (after voluntary fee waivers and
                                   expense reimbursement arrangements).


   As an investor in the Capital
   Manager Moderate Growth Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.
   ------------------------------

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                                               EXPENSE EXAMPLE


                                                     CAPITAL MANAGER MODERATE            1       3       5        10
                                                     GROWTH FUND                        YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES                     $....  $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $....  $       $        $
                                                     Assuming No Redemption             $....  $       $        $
                                                     -----------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $....  $       $        $
                                                     Assuming No Redemption             $....  $       $        $
                                                     -----------------------------------------------------------------


Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

  - $10,000 investment

  - 5% annual return

  - redemption at the end of each
    period

  - no changes in the fund's
    operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

   RISK/RETURN SUMMARY AND FUND EXPENSES      CAPITAL MANAGER GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.

    PRINCIPAL                             To pursue this goal, the Fund allocates its assets among the
    INVESTMENT STRATEGIES                 Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.



                                          The Fund will invest 60% to 90% of its total assets in
                                          Underlying Funds which invest primarily in equity
                                          securities, 10% to 40% of its total assets in Underlying
                                          Funds which invest primarily in fixed income securities and up to 10% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following Underlying Funds within the strategy ranges
                                          (expressed as a percentage of the Fund's total assets)
                                          indicated below:


                                                                                                   INVESTMENT RANGE
                                       UNDERLYING FUND                                        (PERCENTAGE OF FUND ASSETS)
                                       ----------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Company Value Fund                                         0%-90%
                                       Large Company Growth Fund                                        0%-90%
                                       Mid Cap Value Fund                                               0%-65%
                                       Mid Cap Growth Fund                                              0%-65%
                                       Small Company Value Fund                                         0%-65%
                                       Small Company Growth Fund                                        0%-65%
                                       International Equity Fund                                        0%-65%

                                       BOND FUNDS
                                       Short U.S. Government Fund                                       0%-40%
                                       Intermediate U.S. Government Fund                                0%-40%
                                       Intermediate Corporate Bond Fund                                 0%-40%

                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                          0%-10%
                                       U.S. Treasury Money Market Fund                                  0%-10%


                                          The Underlying Funds are described earlier in this
                                          Prospectus.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the SAI.

   RISK/RETURN SUMMARY AND FUND EXPENSES      CAPITAL MANAGER GROWTH FUND


                          RISK/RETURN SUMMARY
                          CONTINUED



    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Fund's holdings.

                                          EQUITY FUNDS: The Fund invests in Underlying Funds that
                                          invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.

                                          FIXED INCOME FUNDS: The Fund also invests in Underlying
                                          Funds that invest primarily in fixed income securities,
                                          which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility
                                          that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the
                                          security will have its credit rating downgraded.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

1999                                                                             13.77
2000                                                                             -1.79
01                                                                              -11.62
02                                                                              -18.18
03                                                                               21.51
04                                                                                   0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                              Best quarter:  %


                                              Worst
                                              quarter:       %

                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

The chart and table on this page
shows how the Capital Manager Growth
Fund has performed and how its
performance has varied from year to
year. The bar chart gives some
indication of risk by showing changes
in the Fund's yearly performance to
demonstrate that the Fund's value
varied at different times. The table
below it compares the Fund's
performance over time to that of the
S&P 500(R) Index, a widely
recognized, unmanaged index of common
stocks, and the Lehman Brothers
Intermediate Government Bond Index,
an unmanaged index representative of
the total return of government bonds
with maturities of less than 10
years. Of course, past performance
does not indicate how the Fund will
perform in the future.

The returns for Class B Shares and
Class C Shares will differ from the
Class A Share returns shown in the
bar chart because of differences in
expenses of each class. The table
assumes that Class B and Class C
shareholders redeem all of their fund
shares at the end of the period
indicated.


                                                                                  5 YEARS      SINCE INCEPTION
                                                                        1 YEAR    (3),(4)          (3),(4)
                                                                        ----------------------------------------
 CLASS A SHARES (with 5.75% sales charge)(2)                                                      (1/29/98)
                                                                        ----------------------------------------
   RETURN BEFORE TAXES                                                   %          %                %
                                                                        ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                   %          %                %
                                                                        ----------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES           %          %                %
----------------------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)                                (1/29/98)
                                                                        ----------------------------------------
   RETURN BEFORE TAXES                                                   %          %                %
----------------------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)                                (1/29/98)
                                                                        ----------------------------------------
   RETURN BEFORE TAXES                                                   %          %                %
----------------------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no deductions for fees, expenses, or
 taxes)                                                                  %          %             %(6)
----------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                   %          %             %(6)
----------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE INDEX(5)
 (reflects no deductions for fees, expenses, or taxes)                   %          %             %(6)
----------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only; after-tax returns for Class B and C Shares will vary.

(3) Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(4) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

(5) The Lehman Brothers Aggregate Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

(6) Since 1/31/98.

   RISK/RETURN SUMMARY AND FUND EXPENSES      CAPITAL MANAGER GROWTH FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                               5.75%(2)   None      None
                                                     ------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None     5.00%(3) 1.00%(4)
                                                     ------------------------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(5)                 2.00%     2.00%     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(6)                       0.25%     0.25%     0.25%
                                                     ------------------------------------------------------------------
                                                     Distribution and Service (12b-1)
                                                     Fee(6)                                  0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------
                                                     Other Expenses(6)                           %         %         %
                                                     ------------------------------------------------------------------
                                                     Total Fund Operating Expenses(6,7)          %         %         %
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                          %         %         %
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)              %         %         %
                                                     ------------------------------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to   % for the period from February
                                   1, 2005 through January 31, 2006.
                                   Additionally, the Fund's Distributor has
                                   contractually agreed to limit the
                                   distribution and service (12b-1) fees for
                                   Class A shares of the Fund to 0.25% for the
                                   same period. For the current fiscal year,
                                   total actual operating expenses are expected
                                   to be less than the amount shown above
                                   because of voluntary additional fee waivers
                                   or expense reimbursements. With these fee
                                   waivers or reimbursements, the Fund's total
                                   actual operating expenses for each class are
                                   expected to be: Class A Shares,   %, Class B
                                   Shares,   %, Class C Shares,   %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.



                                   (7) In addition to the expenses shown above,
                                   if you buy and hold shares of the Fund you
                                   will indirectly bear your pro rata share of
                                   fees and expenses incurred by the Underlying
                                   Funds in which the Fund invests, so that the
                                   investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the average weighted expense ratio for each class
                                   of shares is expected to be as follows:   %
                                   for Class A Shares,   % for Class B Shares,
                                   and   % for Class C Shares (before voluntary
                                   fee waivers and expense reimbursement
                                   arrangements);   % for Class A Shares,   %
                                   for Class B Shares, and   % for Class C
                                   Shares (after voluntary fee waivers and
                                   expense reimbursement arrangements).

   As an investor in the Capital
   Manager Growth Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE
   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.

   ------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES      CAPITAL MANAGER GROWTH FUND


                                               EXPENSE EXAMPLE


                                                          CAPITAL MANAGER          1       3       5        10
                                                            GROWTH FUND           YEAR   YEARS   YEARS    YEARS
                                                     CLASS A SHARES               $      $       $        $
                                                     -----------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption          $      $       $        $
                                                     Assuming No Redemption       $      $       $        $
                                                     -----------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption          $      $       $        $
                                                     Assuming No Redemption       $      $       $        $
                                                     -----------------------------------------------------------


Use the table at right to compare
fees and expenses with those of
other Funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

  - $10,000 investment
  - 5% annual return
  - redemption at the end of each
    period
  - no changes in the Fund's
    operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

                                                     CAPITAL MANAGER EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE CAPITAL MANAGER AGGRESSIVE
GROWTH FUND)


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund allocates its assets among the
                                          Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.
                                          The Fund will invest up to 100% of its total assets in
                                          Underlying Funds which invest primarily in equity securities and up to 10% of its total assets in Underlying Funds which invest primarily in fixed income securities and money market funds. The Fund will invest its assets in the following
                                          Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:


                                                                                                   INVESTMENT RANGE
                                                         UNDERLYING FUND                      (PERCENTAGE OF FUND ASSETS)
                                       ----------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Company Value Fund                                         0%-90%
                                       Large Company Growth Fund                                        0%-90%
                                       Mid Cap Value Fund                                               0%-65%
                                       Mid Cap Growth Fund                                              0%-65%
                                       Small Company Value Fund                                         0%-65%
                                       Small Company Growth Fund                                        0%-65%
                                       International Equity Fund                                        0%-65%

                                       BOND FUNDS
                                       Short U.S. Government Fund                                       0%-40%
                                       Intermediate U.S. Government Fund                                0%-40%
                                       Intermediate Corporate Bond Fund                                 0%-40%

                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                          0%-10%
                                       U.S. Treasury Money Market Fund                                  0%-10%


                                          The Underlying Funds are described earlier in this
                                          Prospectus.
                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 105 or consult the SAI.

                                                     CAPITAL MANAGER EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE CAPITAL MANAGER AGGRESSIVE
GROWTH FUND)


                          RISK/RETURN SUMMARY
                          CONTINUED



    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Fund's holdings.

                                          EQUITY FUNDS: The Fund invests in Underlying Funds that
                                          invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.

                                          FIXED INCOME FUNDS: The Fund also invests in Underlying
                                          Funds that invest primarily in fixed income securities,
                                          which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility
                                          that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the
                                          security will have its credit rating downgraded.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 105.

                                                     CAPITAL MANAGER EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE CAPITAL MANAGER AGGRESSIVE
GROWTH FUND)


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR CLASS A SHARES(1)

                                             (in percents)

2002                                                                            -21.49
2003                                                                             24.18
2004                                                                                 0

                                      The bar chart above does not reflect the impact of any applicable sales charges or account fees which would reduce returns. Additionally, the performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

The chart and table on this page
shows how the Capital Manager Equity
Fund has performed and how its
performance has varied from year to
year. The bar chart gives some
indication of risk by showing changes
in the Fund's yearly performance to
demonstrate that the Fund's value
varied at different times. The table
below it compares the Fund's
performance over time to that of the
S&P 500(R) Index, a widely
recognized, unmanaged index of common
stocks. Of course, past performance
does not indicate how the Fund will
perform in the future.

The returns for Class B Shares and
Class C Shares will differ from the
Class A Share returns shown in the
bar chart because of differences in
expenses of each class. The table
assumes that Class B and Class C
shareholders redeem all of their fund
shares at the end of the period
indicated.


                                                                        1 YEAR   SINCE INCEPTION
                                                                        ------------------------
 CLASS A SHARES (with 5.75% sales charge)(2)                                     (3/19/01)
                                                                        ------------------------
   RETURN BEFORE TAXES                                                        %            %
                                                                        ------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %            %
                                                                        ------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALES OF FUND SHARES               %            %
------------------------------------------------------------------------------------------------
 CLASS B SHARES (with applicable Contingent Deferred Sales Charge)               (3/19/01)
                                                                        ------------------------
   RETURN BEFORE TAXES                                                        %            %
------------------------------------------------------------------------------------------------
 CLASS C SHARES (with applicable Contingent Deferred Sales Charge)               (3/19/01)
                                                                        ------------------------
   RETURN BEFORE TAXES                                                        %            %
------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX (reflects no deductions for fees, expenses, or
 taxes)                                                                       %            %(3)
------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After tax returns are calculated using the historical highest individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares only after-tax returns for Class B and C shares will vary.

(3) Since 3/31/01.

                                                     CAPITAL MANAGER EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE CAPITAL MANAGER AGGRESSIVE
GROWTH FUND)


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C
                                                     (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                               5.75%(2)   None      None
                                                     ------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)     None     5.00%(3)  1.00%(4)
                                                     ------------------------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(5)                 2.00%     2.00%     2.00%




                                                     ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C
                                                     (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES

                                                     Management Fee(6)                       0.25%     0.25%     0.25%
                                                     ------------------------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee(6)                          0.50%     1.00%     1.00%
                                                     ------------------------------------------------------------------

                                                     Other Expenses(6)                           %         %         %
                                                     ------------------------------------------------------------------

                                                     Total Fund Operating Expenses(6,7)          %         %         %
                                                     ------------------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(6)                          %         %         %
                                                     ------------------------------------------------------------------
                                                     Net Fund Operating Expenses(6)              %         %         %
                                                     ------------------------------------------------------------------


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) Lower sales charges are available
                                   depending upon the amount invested. For
                                   investments of $1 million or more, a
                                   contingent deferred sales charge ("CDSC") is applicable to redemptions within one year of purchase. See "Distribution Arrangements."

                                   (3) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

                                   (4) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

                                   (5) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (6) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. Additionally, the Fund's Distributor has contractually agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each class are expected to be: Class A Shares, %, Class B Shares, %, Class C Shares, %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.



                                   (7) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the estimated average weighted expense ratio for each class of shares is expected to be as follows: % for Class A Shares, % for Class B Shares, and % for Class C Shares (before voluntary fee waivers and expense reimbursement arrangements); 1.86% for Class A Shares, % for Class B Shares, and % for Class C Shares (after voluntary fee waivers and expense reimbursement arrangements).


   As an investor in the Capital
   Manager Equity Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

   ------------------------------
   CONTINGENT DEFERRED SALES
   CHARGE

   Some Fund share classes impose
   a back end sales charge (load)
   if you sell your shares before
   a certain period of time has
   elapsed. This is called a
   Contingent Deferred Sales
   Charge.
   ------------------------------

                                                     CAPITAL MANAGER EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE CAPITAL MANAGER AGGRESSIVE
GROWTH FUND)


                                               EXPENSE EXAMPLE


                                                       CAPITAL MANAGER AGGRESSIVE        1        3        5        10
                                                               GROWTH FUND              YEAR    YEARS    YEARS    YEARS
                                                     CLASS A SHARES                     $....   $        $        $
                                                     -------------------------------------------------------------------
                                                     CLASS B SHARES
                                                     Assuming Redemption                $....   $        $        $
                                                     Assuming No Redemption             $....   $        $        $
                                                     -------------------------------------------------------------------
                                                     CLASS C SHARES
                                                     Assuming Redemption                $....   $        $        $
                                                     Assuming No Redemption             $....   $        $        $
                                                     -------------------------------------------------------------------


Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

 - $10,000 investment

 - 5% annual return

 - redemption at the end of each
   period

 - no changes in the fund's
   operating expenses
Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

 [ICON]

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS



   STOCK FUNDS
   LARGE COMPANY VALUE FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the Russell 1000(R) Value Index. These stocks may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.


   LARGE COMPANY GROWTH FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the Russell 1000(R) Growth Index.


   MID CAP VALUE FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Value Index. These securities may include dividend-paying common stocks, preferred stocks, and preferred stocks and debt securities convertible into common stock of U.S. and foreign issuers. The Fund may also invest in American Depositary Receipts ("ADRs") and interests of investment trusts, such as Diamonds and SPDRs.

   MID CAP GROWTH FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Growth Index.


   SMALL COMPANY VALUE FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings (at market value at the time of investment) in the common stocks of small companies with market capitalization less than $3 billion. This policy will not be changed without 60 days' advance notice to shareholders.


   SMALL COMPANY GROWTH FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of small companies. This policy will not be changed without 60 days' advance notice to shareholders. Small companies are those companies with market capitalizations within the range of those companies in the Russell 2000(R) Growth Index.

   INTERNATIONAL EQUITY FUND -- The Fund normally invests at least 65% of its total assets in the equity securities of foreign issuers. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days advance notice to shareholders. The Fund invests primarily in equity securities of issuers located throughout the world.

   From time to time the Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan, and the United Kingdom.

   The Fund may invest in both sponsored and unsponsored ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments.

   The Fund may also invest its assets in equity securities of issuers located in countries with emerging economies or securities markets. The Fund intends to limit its investment in such countries to 20% of its total assets. The Fund may (but is not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the Euro relative to the U.S. dollar) in connection with specific portfolio transactions or with respect to portfolio positions.

   SPECIAL OPPORTUNITIES EQUITY FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.


   EQUITY INCOME FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days notice to shareholders.


   ALL STOCK FUNDS (EXCEPT THE INTERNATIONAL EQUITY FUND): FOREIGN
   SECURITIES -- Each Fund may invest in foreign securities through the purchase of ADRs or the purchase of foreign securities on the New York Stock Exchange. However, a Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25% of the value of its total assets.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   BOND FUNDS

   SHORT U.S. GOVERNMENT FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund may invest up to 20% of its net assets plus borrowings in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality.

   The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.


   INTERMEDIATE U.S. GOVERNMENT FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in bonds issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. Bonds for this purpose include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The Fund may invest up to 20% of its net assets plus borrowings in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.


   The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

   INTERMEDIATE CORPORATE BOND FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in corporate bonds. This policy will not be changed without 60 days' advance notice to shareholders. At least 65% of the Fund's total assets will be invested in investment grade corporate bonds (rated in one of the top four rating categories by an NRSRO, such as Moody's or S&P, at the time of purchase or that are determined by the Adviser to be of comparable quality).

   The Fund may invest up to 15% of its total assets in corporate debt obligations that are not investment grade, but are rated in any category below BBB or Baa or are of comparable quality in the judgment of the Adviser (i.e. "junk bonds") and may include bonds in default. To the extent consistent with SEC rules, the Fund may invest in non-investment grade securities by investing in other investment companies that primarily invest in such securities.

   The Fund may invest in debt obligations of foreign corporations, banks and governments that are denominated either in U.S. dollars or foreign currency. The Fund will not invest more than 25% of its total assets in such obligations.

   The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

   ALL TAXABLE BOND FUNDS -- Mortgage-related securities purchased by the Taxable Bond Funds will be either (i) issued by U.S. Government-owned or sponsored corporations or (ii) rated in the highest category by an NRSRO at the time of purchase (for example, rated Aaa by Moody's or AAA by S&P), or, if not rated, are of comparable quality as determined by the Adviser.


   KENTUCKY INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and Kentucky personal income tax ("Kentucky Tax-Exempt Obligations").


   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Kentucky tax-exempt obligations to over 20% of its total assets.

   MARYLAND INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and Maryland personal income tax ("Maryland Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Maryland tax-exempt obligations to over 20% of its total assets.

   NORTH CAROLINA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and North Carolina personal income tax ("North Carolina Tax-Exempt Obligations").

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   For temporary defensive purposes, the Fund may increase its total holdings in tax-exempt obligations other than North Carolina tax-exempt obligations to over 20% of its total assets.

   SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and South Carolina personal income tax ("South Carolina Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than South Carolina tax-exempt obligations to over 20% of its total assets.

   VIRGINIA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and Virginia personal income tax ("Virginia Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Virginia tax-exempt obligations to over 20% of its total assets.

   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND -- As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and West Virginia personal income tax ("West Virginia Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than West Virginia tax-exempt obligations to over 20% of its total assets.

   ALL TAX-FREE BOND FUNDS -- Each Fund will invest in Tax-Exempt Obligations which are rated at the time of purchase in one of the four highest categories by an NRSRO in the case of bonds; one of the two highest categories by an NRSRO in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of tax-exempt commercial paper; or rated "VMIG-1" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of variable rate demand obligations or, if unrated, are determined by the portfolio manager to be of comparable quality.

   Each Fund may invest up to 20% of its net assets plus borrowings in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders.

   ALL BOND FUNDS: PORTFOLIO MATURITY -- Certain debt securities such as, but not limited to, mortgage backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund's weighted average portfolio maturity, the effective maturity of these securities will be used.
   MONEY MARKET FUNDS

   PRIME MONEY MARKET FUND -- The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker's acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit.

   The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.

   The Prime Money Market Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

   - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

   - securities that are issued or guaranteed by a person with such ratings;

   - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees; or

   - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.
   FUNDS OF FUNDS

   The Funds of Funds' net asset values will fluctuate with changes in the equity markets and the value of the Underlying Funds in which they invest. Each Fund of Funds' investment return is diversified by its investment in the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.

   With their remaining assets, the Funds of Funds may make direct investments in any domestic and foreign securities and other instruments which the Underlying Funds may purchase, as described in this prospectus. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.

   CAPITAL MANAGER EQUITY FUND -- Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

   ALL STOCK FUNDS, BOND FUNDS AND FUNDS OF FUNDS


   TEMPORARY DEFENSIVE MEASURES -- If deemed appropriate under the circumstances, each Stock Fund, Bond Fund, and Fund of Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of its total assets. Such short-term obligations may include money market instruments and repurchase agreements.


   ALL FUNDS

   FUNDAMENTAL POLICIES -- Any of the policies identified above as fundamental may only be changed with respect to a particular Fund by a vote of a majority of the outstanding shares of that Fund.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS




   INVESTMENT PRACTICES
   The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the SAI for additional details regarding these and other permissible investments.


                                              FUND NAME                           FUND CODE
                                              ---------                           ---------
                        Large Company Value Fund                                    1
                        Large Company Growth Fund                                   2
                        Mid Cap Value Fund                                          3
                        Mid Cap Growth Fund                                         4
                        Small Company Value Fund                                    5
                        Small Company Growth Fund                                   6
                        International Equity Fund                                   7
                        Special Opportunities Equity Fund                           8
                        Equity Income Fund                                          9
                        Short U.S. Government Fund                                 10
                        Intermediate U.S. Government Fund                          11
                        Intermediate Corporate Bond Fund                           12
                        Kentucky Intermediate Tax-Free Fund                        13
                        Maryland Intermediate Tax-Free Fund                        14
                        North Carolina Intermediate Tax-Free Fund                  15
                        South Carolina Intermediate Tax-Free Fund                  16
                        Virginia Intermediate Tax-Free Fund                        17
                        West Virginia Intermediate Tax-Free Fund                   18
                        Prime Money Market Fund                                    19
                        U.S. Treasury Money Market Fund                            20

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                             INSTRUMENT                                FUND CODE         RISK TYPE
                             ----------                                ---------         ---------
    AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign               1-9            Market
    shares of a company held by a U.S. bank that issues a                                Political
    receipt evidencing ownership.                                                        Foreign Investment
    ASSET-BACKED SECURITIES: Securities secured by company             10-12, 19         Pre-payment
    receivables, home equity loans, truck and auto loans,                                Market
    leases, credit card receivables and other securities backed                          Credit
    by other types of receivables or other assets.                                       Interest Rate
                                                                                         Regulatory
                                                                                         Liquidity
                                                                                         Estimated Maturity
    BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn    3, 4, 9-12, 19       Credit
    on and accepted by a commercial bank. Maturities are                                 Liquidity
    generally six months or less.                                                        Market
                                                                                         Interest Rate
    BANK INSTRUMENTS: Unsecured interest bearing deposits with            19             Credit
    banks. Bank instruments include bank accounts, time                                  Liquidity
    deposits, certificates of deposit and banker's acceptances.                          Market
    Yankee instruments are denominated in U.S. dollars and                               Interest Rate
    issued by U.S. branches of foreign banks. Eurodollar
    instruments are denominated in U.S. dollars and issued by
    non-U.S. branches of U.S. branches of U.S. or foreign banks.
    For purposes of the Prime Money Market Fund's concentration limitation, bank instruments also include fixed income
    securities credit enhanced by a bank.
    BONDS: Interest-bearing or discounted government or                 7, 9-19          Market
    corporate securities that obligate the issuer to pay the                             Credit
    bondholder a specified sum of money, usually at specific                             Interest Rate
    intervals, and to repay the principal amount of the loan at maturity.
    CALL AND PUT OPTIONS: A call option gives the buyer the               1-9            Management
    right to buy, and obligates the seller of the option to                              Liquidity
    sell, a security at a specified price. A put option gives                            Credit
    the buyer the right to sell, and obligates the seller of the                         Market
    option to buy a security at a specified price. The Funds                             Leverage
    will sell only covered call and secured put options.
    CERTIFICATES OF DEPOSIT: Negotiable instruments with a              1-9, 19          Market
    stated maturity.                                                                     Credit
                                                                                         Liquidity
                                                                                         Interest Rate
    COMMERCIAL PAPER: Secured and unsecured short-term                 1-12, 19          Credit
    promissory notes issued by corporations and other entities.                          Liquidity
    Maturities generally vary from a few days to nine months.                            Market
                                                                                         Interest Rate
    COMMON STOCK: Shares of ownership of a company.                       1-9            Market
    CONVERTIBLE SECURITIES: Bonds or preferred stock that               1-9, 12          Market
    convert to common stock.                                                             Credit
    DERIVATIVES: Instruments whose value is derived from an              1-18            Management
    underlying contract, index or security, or any combination                           Market
    thereof, including futures, options (e.g., put and calls),                           Credit
    options on futures, swap agreements, and some mortgage-                              Liquidity
    backed securities.                                                                   Leverage
                                                                                         Interest Rate

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                             INSTRUMENT                                FUND CODE         RISK TYPE
                             ----------                                ---------         ---------
    EXCHANGE-TRADED FUNDS:  Exchange-traded funds such as                1-19            Market
    Standard & Poor's Depository Receipts ("SPDRs") and                                  Liquidity
    NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price,
    performance and dividend yield of an index, such as the S&P
    500 Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Exchange-traded funds entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. Unit
    investment trusts are registered investment companies.
    Therefore, a Fund's investment in exchange-traded funds is subject to the limitations on investing in investment
    company securities described below.
    FOREIGN SECURITIES: Stocks issued by foreign companies, as         1-12, 19          Market
    well as commercial paper of foreign issuers and obligations                          Political
    of foreign banks, overseas branches of U.S. banks and                                Liquidity
    supranational entities.                                                              Foreign Investment
    FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to                   7             Management
    purchase or sell a specific amount of a currency at a fixed                          Liquidity
    future date and price set by the parties involved at the                             Credit
    time the contract is negotiated.                                                     Market
                                                                                         Political
                                                                                         Leverage
                                                                                         Foreign Investment
    FUTURES AND RELATED OPTIONS: A contract providing for the            1-18            Management
    future sale and purchase of a specified amount of a                                  Market
    specified security, class of securities, or an index at a                            Credit
    specified time in the future and at a specified price.                               Liquidity
                                                                                         Leverage
    HIGH-YIELD/HIGH-RISK/DEBT SECURITIES: High-yield/                     12             Credit
    high-risk/debt securities are securities that are rated                              Market
    below investment grade by the primary rating agencies (e.g.,                         Liquidity
    BB or lower by Standard & Poor's and Ba or lower by                                  Interest Rate
    Moody's). These securities are considered speculative and
    involve greater risk of loss than investment grade debt
    securities. Other terms commonly used to describe such
    securities include "lower rated bonds," "non-investment
    grade bonds" and "junk bonds."
    INVESTMENT COMPANY SECURITIES: Shares of investment                  1-20            Market
    companies. Each Fund (except the Fund of Funds) may invest up to 5% of its total assets in the shares of any one
    registered investment company, but may not own more than 3%
    of the securities of any one registered investment company or invest more than 10% of its total assets in the
    securities of other registered investment companies. These registered investment companies may include money market
    funds of BB&T Funds and shares of other registered
    investment companies for which the Adviser to a Fund or any of their affiliates serves as investment adviser,
    administrator or distributor. The Prime Money Market Fund
    may only invest in shares of other investment companies with similar objectives.
    MORTGAGE-BACKED SECURITIES: Debt obligations secured by real         10-19           Pre-payment
    estate loans and pools of loans. These include                                       Market
    collateralized mortgage obligations and real estate mortgage                         Credit
    investment conduits.                                                                 Regulatory
                                                                                         Estimated Maturity

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                             INSTRUMENT                                FUND CODE         RISK TYPE
                             ----------                                ---------         ---------
    MUNICIPAL SECURITIES: Securities issued by a state or                10-19           Market
    political subdivision to obtain funds for various public                             Credit
    purposes. Municipal securities include industrial                                    Political
    development bonds and other private activity bonds, as well                          Tax
    as general obligation bonds, revenue bonds, tax anticipation                         Regulatory
    notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations,
    municipal leases, obligations of municipal housing
    authorities (single family revenue bonds) and obligations
    issued on behalf of Section 501(c)(3) organizations.
    There are two general types of municipal
    bonds: General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take
    many shapes and forms but are generally backed by revenue
    from a specific project or tax. These include, but are not limited to, certificates of participation ("COPs"); utility and sales tax revenues; tax increment or tax allocations;
    housing and special tax, including assessment district and community facilities district issues which are secured by
    specific real estate parcels; hospital revenue; and
    industrial development bonds that are secured by a private company.
    PREFERRED STOCKS: Preferred Stocks are equity securities              1-9            Market
    that generally pay dividends at a specified rate and have
    preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
    REPURCHASE AGREEMENTS: The purchase of a security and the            1-20            Market
    simultaneous commitment to return the security to the seller                         Credit
    at an agreed upon price on an agreed upon date. This is
    treated as a loan.
    RESTRICTED SECURITIES: Securities not registered under the           9-19            Liquidity
    Securities Act of 1933, such as privately placed commercial                          Market
    paper and Rule 144A securities.
    REVERSE REPURCHASE AGREEMENT: The sale of a security and the          5-8            Market
    simultaneous commitment to buy the security back at an                               Leverage
    agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.
    SECURITIES LENDING: The lending of up to 33 1/3% of the              1-20            Market
    Fund's total assets. In return the Fund will receive cash,                           Leverage
    other securities, and/or letters of credit.                                          Liquidity
                                                                                         Credit
    SHORT-TERM OBLIGATIONS: High quality U.S. dollar-denominated         1-20            Market
    debt securities that have remaining maturities of one year                           Credit
    or less. These securities may include U.S. government
    obligations, domestic and foreign commercial paper
    (including variable-amount master demand notes), bankers'
    acceptances, certificates of deposit and demand and time
    deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. These investments are limited to those obligations which, at the time of
    purchase, (i) possess one of the two highest short-term
    ratings from at least two NRSROs (for example, commercial
    paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by
    Moody's), or (ii) do not possess a rating (i.e., are
    unrated) but are determined by the Adviser or Sub-Adviser to be of comparable quality.
    STRUCTURED PRODUCTS: Individually negotiated agreements              10-12           Credit
    organized and operated to restructure the investment                                 Market
    characteristics of the underlying security, involving the                            Liquidity
    deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more
    classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                             INSTRUMENT                                FUND CODE         RISK TYPE
                             ----------                                ---------         ---------
    STAND-BY COMMITMENTS: The Funds may acquire "stand-by                13-19           Market
    commitments" with respect to Municipal Securities held in
    its portfolio. The Fund will acquire stand-by commitments
    solely to facilitate portfolio liquidity.
    TIME DEPOSITS: Non-negotiable receipts issued by a bank in         9, 19-20          Liquidity
    exchange for the deposit of funds.                                                   Credit
                                                                                         Market
    U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by              1-19            Interest Rate
    agencies and instrumentalities of the U.S. government. These                         Credit
    include Ginnie Mae, Fannie Mae, and Freddie Mac.                                     U.S. Gov't Agency
    U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately           1-20            Interest Rate
    traded registered interest and principal securities, and
    coupons under bank entry safekeeping.
    VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes          10-20           Credit
    that permit the indebtedness to vary and provide for                                 Liquidity
    periodic adjustments in the interest rate according to the                           Interest Rate
    terms of the instrument. Because master demand notes are
    direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of
    principal and accrued interest at specified intervals.
    VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with             10-19           Credit
    interest rates which are reset daily, weekly, quarterly or                           Liquidity
    some other period and which may be payable to the Fund on                            Market
    demand.
    WARRANTS: Securities, typically issued with preferred stock           1-9            Market
    or bonds, that give the holder the right to buy a                                    Credit
    proportionate amount of common stock at a specified price.
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or      2-4, 8, 9-19        Market
    contract to purchase securities at a fixed price for                                 Leverage
    delivery at a future date. Under normal market conditions,                           Liquidity
    when-issued purchases and forward commitments will not                               Credit
    exceed 25% of the value of a Fund's total assets.
    YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar               9-19            Market
    denominated bonds issued by foreign corporations or                                  Credit
    governments. Sovereign bonds are those issued by the                                 Interest Rate
    government of a foreign country. Supranational bonds are
    those issued by supranational entities, such as the World
    Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.
    ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt that pay          9-20            Credit
    no interest, but are issued at a discount from their value                           Market
    at maturity. When held to maturity, their entire return                              Interest Rate
    equals the difference between their issue price and their
    maturity value.


   INVESTMENT RISKS

   Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

   CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

   ESTIMATED MATURITY RISK. The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

   INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.


   INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market.


   Groups or asset classes of stocks tend to go through cycles of doing better -- or worse -- than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

   LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

       HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.

       SPECULATIVE. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

   LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

   MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

   MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

   POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay -- higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income -- and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

   REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

   SMALL COMPANY RISK. Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

   TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

   U.S. GOVERNMENT AGENCY SECURITIES RISK. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae, Ginnie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

 [ICON]

 FUND MANAGEMENT



   THE INVESTMENT ADVISER

   BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Funds. BB&T Asset Management is a wholly-owned subsidiary of BB&T Corporation ("BB&T"), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of
   December 31, 2004, BB&T had assets of approximately $     billion. Through
   its subsidiaries, BB&T operates over 1,350 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.



   In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. While BB&T Asset Management has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary assets of more than $ billion.



   The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. The Funds and the Advisor are seeking exemptive relief from the Securities and Exchange Commission (SEC) to permit the Advisor, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Advisor obtains this exemptive order from the SEC, the Advisor will have the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


   Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

 [ICON]

 FUND MANAGEMENT

   For these advisory services, the Funds paid as follows during their fiscal year ended:


                                                             PERCENTAGE OF AVERAGE NET
                                                            ASSETS FOR THE FISCAL YEAR
                                                                  ENDED 09/30/04
                                                          ------------------------------
     Large Company Value Fund                                              %
                                                          ------------------------------
     Large Company Growth Fund                                             %
                                                          ------------------------------
     Mid Cap Value Fund                                                    %
                                                          ------------------------------
     Mid Cap Growth Fund                                                   %
                                                          ------------------------------
     Small Company Value Fund                                              %
                                                          ------------------------------
     Small Company Growth Fund                                             %
                                                          ------------------------------
     International Equity Fund                                             %
                                                          ------------------------------
     Special Opportunities Equity Fund                                     %
                                                          ------------------------------
     Equity Income Fund                                                    %
                                                          ------------------------------
     Short U.S. Government Fund                                            %
                                                          ------------------------------
     Intermediate U.S. Government Fund                                     %
                                                          ------------------------------
     Intermediate Corporate Bond Fund                                      %
                                                          ------------------------------
     Kentucky Intermediate Tax-Free Fund                                   %
                                                          ------------------------------
     Maryland Intermediate Tax-Free Fund                                   %
                                                          ------------------------------
     North Carolina Intermediate Tax-Free Fund                             %
                                                          ------------------------------
     South Carolina Intermediate Tax-Free Fund                             %
                                                          ------------------------------
     Virginia Intermediate Tax-Free Fund                                   %
                                                          ------------------------------
     West Virginia Intermediate Tax-Free Fund                              %
                                                          ------------------------------
     Prime Money Market Fund                                               %
                                                          ------------------------------
     U.S. Treasury Money Market Fund                                       %
                                                          ------------------------------
     Capital Manager Conservative Growth Fund                              %
                                                          ------------------------------
     Capital Manager Moderate Growth Fund                                  %
                                                          ------------------------------
     Capital Manager Growth Fund                                           %
                                                          ------------------------------
     Capital Manager Equity Fund                                           %
                                                          ------------------------------





   THE INVESTMENT SUB-ADVISERS

   INTERNATIONAL EQUITY FUND. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the Sub-advisor to the International Equity Fund Pursuant to a Sub-advisory Agreement BB&T Asset Management. Under the Sub-Advisory Agreement, UBS Global AM will provide investment management sub-advisory services to the Fund, select investments and place all orders for purchases and sales of the Fund's securities, subject to the direction and supervision of the BB&T Funds' Board of Trustees and the Adviser, any written guidelines adopted by the Fund's Board of Trustees or the Adviser and furnished to UBS Global AM, and in accordance with the Fund's written investment restrictions.


   UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of
   September 30, 2004, UBS Global AM had approximately $     billion in assets
   under management and the Group had approximately $      billion in assets
   under management.

   FUND MANAGEMENT



   SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. Scott & Stringfellow, Inc. ("Scott & Stringfellow" or the "Sub-Adviser") serves as the sub-adviser to the Special Opportunities Equity Fund and the Equity Income Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Funds' investment objectives.



   Scott & Stringfellow's address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a wholly-owned subsidiary of BB&T. As of December 31, 2004, Scott & Stringfellow had over $15 billion in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.


   PRIME MONEY MARKET FUND. Federated Investment Management Company ("Federated IMC") serves as the Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.


   Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 185 mutual funds and separate accounts,
   which totaled approximately $   billion in assets as of December 31, 2004.
   Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,600 employees. More than 4,000 investment professionals make Federated Funds available to their customers.




   PORTFOLIO MANAGERS





   LARGE COMPANY VALUE FUND. Rick Jones, CFA, has managed or has been a member of the team that manages the Large Company Value Fund since February 1993. Mr. Jones is a Senior Vice President and Director of Value Equity Management for the Adviser. He has been with the Adviser and its predecessors since 1988.



   LARGE COMPANY GROWTH FUND. Paige Henderson, CFA, CPA, has been the portfolio manager of the Large Company Growth Fund since July 2004. Ms. Henderson is a Senior Vice President and has been employed by the Adviser since September 2002. From June 2000 to September 2002, she was a portfolio manager and Manager of Quantitative Research for First Union Group. Prior to June 2000, she was a portfolio manager with Wachovia Securities.



   MID CAP VALUE FUND. Buel "Steve" Sears, CFA, has been the portfolio manager since January 2003. He has managed or has been a member of the team that manages the Mid Cap Value Fund since its inception. Mr. Sears managed the OVB Equity Income Fund (predecessor to BB&T Mid Cap Value Fund) since June 1997. Mr. Sears is a Senior Vice President and portfolio manager with the Adviser. Mr. Sears has been a portfolio manager with the Adviser and its predecessors since 1997.



   MID CAP GROWTH FUND. David Nolan has managed or has been a member of the team that manages the Mid Cap Growth Fund since its inception. Mr. Nolan managed the OVB Capital Appreciation Fund (predecessor to the BB&T Mid Cap Growth Fund) since December 1993. Mr. Nolan is a Senior Vice President and portfolio manager with the Adviser. He has been with the Adviser and its predecessors since 1985.



   SMALL COMPANY VALUE FUND. John Kvantas, CFA, has managed the Small Company Value Fund since its May 2003 inception. Mr. Kvantas is a Senior Vice President and portfolio manager for the Adviser. He has been with the Advisor since March 2003. From November 1997 to February 2003, he was a portfolio manager and equity analyst with Wachovia.



   SMALL COMPANY GROWTH FUND. Raiford Garrabrant, CFA, has managed the Small Company Growth Fund since January 2004. From September 2003 to December 2003, Mr. Garrabrant was the Founder and President of T3 Research, Inc. From November 1996 to September 2003, Mr. Garrabrant was a Portfolio Manager with Van Wagoner Capital Management.

   FUND MANAGEMENT



   INTERNATIONAL EQUITY FUND. All decisions for the International Equity Fund are made by a team of investment professionals, all of whom take an active part in the decision making process.



   SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. George F. Shipp, CFA, has been the portfolio manager of the Special Opportunities Equity Fund and the Equity Income Fund since their inception. Mr. Shipp is the Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, and serves as Chief Investment Officer of the CHOICE portfolios, unregistered separately-managed accounts sponsored by Scott & Stringfellow. Mr. Shipp has been with Scott & Stringfellow since 1982.



   SHORT U.S. GOVERNMENT FUND. Kevin McNair, CFA, has managed or has been a member of the team that manages the Short U.S. Government Fund since 1994. Mr. McNair is a Senior Vice President and portfolio manager with the Adviser.



   INTERMEDIATE U.S. GOVERNMENT FUND AND INTERMEDIATE CORPORATE BOND FUND.  Brad
   D. Eppard, CFA, has been the portfolio manager of the Intermediate U.S. Government Fund since July 2003 and of the Intermediate Corporate Bond Fund since July 2004. Mr. Eppard is a Senior Vice President and portfolio manager with the Adviser, positions which he has held since July 2003. From October 2000 to July 2003 Mr. Eppard was a portfolio manager for Legg Mason Wood Walker. From February 2000 to October 2000 Mr. Eppard was a portfolio manager for Wachovia Securities. Prior to that Mr. Eppard was a portfolio manager at Boatman's Capital Management from April 1997 to January 2000.



   TAX-FREE BOND FUNDS. Robert Millikan, CFA, has managed or has been a member of the team that manages each of the Tax-Free Bond Funds since February 2000. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank.



   FUNDS OF FUNDS. All decisions for the Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund are made by a team of investment professionals, all of whom take an active part in the decision making process.




   SCOTT & STRINGFELLOW-RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS


   In addition to acting as Sub-Adviser to the Special Opportunities Equity Fund and the Equity Income Fund, Scott & Stringfellow manages a wrap fee program pursuant to the multi-style investment strategy. The following table shows the historical performance of all accounts managed by Scott & Stringfellow, which have substantially similar investment objectives, policies, strategies and risks to the Special Opportunities Equity Fund and Equity Income Fund, respectively. These composites are provided to illustrate the past performance of Scott & Stringfellow in managing accounts substantially similar to the Special Opportunities Equity Fund and the Equity Income Fund. THESE COMPOSITES DO NOT REPRESENT THE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND OR THE EQUITY INCOME FUND. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND, THE EQUITY INCOME FUND OR OF SCOTT & STRINGFELLOW.


   The Sub-Adviser's composite performance data shown below was calculated on a time weighted basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of a 2.2% fee comprising advisory services, brokerage commissions and execution costs, without provision for federal or state income taxes or custody fees. This fee represents the highest account fee paid at the account level by the underlying private accounts used to construct the composite. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives.

   FUND MANAGEMENT



   The accounts that are included in the Sub-Adviser's composites are not subject to the same types of expenses to which the Special Opportunities Equity Fund and the Equity Income Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or Subchapter M of the Internal Revenue Code.



   Consequently, the performance results for the Sub-Adviser's composites could have been adversely affected if the accounts included in the composites had been regulated as investment companies under the federal securities laws.



   The investment results of the Sub-Adviser's composites presented below are unaudited. The investment results of the Sub-Adviser's composites were not calculated pursuant to the methodology established by the SEC that will be used to calculate the performance results of the Special Opportunities Equity Fund and the Equity Income Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.



                                          SUB-ADVISER'S                   SUB-ADVISER'S
                                     COMPOSITE RELATED TO THE         COMPOSITE RELATED TO    S&P 500
       CALENDAR YEAR           SPECIAL OPPORTUNITIES EQUITY FUND(2)   EQUITY INCOME FUND(3)   INDEX(4)
-------------------------------------------------------------------------------------------
2001                                            8.45%                           3.1%          -11.88%
------------------------------------------------------------------------------------------------------
2002                                          -18.39%                         -14.9%          -22.12%
------------------------------------------------------------------------------------------------------
2003                                           43.18%                          29.4%           28.69%
------------------------------------------------------------------------------------------------------
2004                                                %                              %                %
------------------------------------------------------------------------------------------------------



                                          SUB-ADVISER'S                   SUB-ADVISER'S
                                     COMPOSITE RELATED TO THE         COMPOSITE RELATED TO    S&P 500
     ANNUALIZED PERIOD         SPECIAL OPPORTUNITIES EQUITY FUND(2)   EQUITY INCOME FUND(3)   INDEX(3)
------------------------------------------------------------------------------------------------------
1 Year Ended 12/31/04                               %                              %                %
------------------------------------------------------------------------------------------------------
2 Years Ended 12/31/04                              %                              %                %
------------------------------------------------------------------------------------------------------
3 Years Ended 12/31/04                              %                              %                %
------------------------------------------------------------------------------------------------------
Inception through
  12/31/04(1)                                       %                              %                %
------------------------------------------------------------------------------------------------------



   (1) Inception is 12/27/00 and 6/30/2004 for the Special Opportunities Equity Fund and the Equity Income Fund, respectively.



   (2) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct this composite. This fee is lower than the estimated total fund operating expenses, absent contractual and voluntary waivers, of %, % and
    % for the Class A, Class B and Class C Shares of the Special Opportunities Equity Fund, respectively. Including contractual and voluntary waivers, this fee would be higher than estimated total operating expenses of %, % and % for the Class A, Class B and Class C Shares of the Special Opportunities Equity Fund, respectively. The performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund does not take into account federal or state income taxes."



   (3) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Equity Income Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct this composite. This fee is lower than the estimated total fund operating expenses, absent contractual and voluntary waivers, of % and % for the Class B and Class C Shares of the Equity Income Fund, respectively. This fee is higher than the estimated total fund operating expenses, absent contractual and voluntary waivers, of % for the Class A Shares. Including contractual and voluntary waivers, this fee would be higher than estimated total operating expenses of %, % and % for the Class A, Class B and Class C Shares of the Equity Income Fund, respectively. The performance of the Sub-Adviser's composite related to Equity Income Fund does not take into account federal or state income taxes."



   (4) The S&P 500 Index is a widely recognized, unmanaged index of common stocks.





   THE DISTRIBUTOR AND ADMINISTRATOR



   BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BISYS Fund Services, L.P. (the "Sub-Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as each Fund's sub-administrator.



   BISYS Fund Services, L.P. (the "Distributor"), also serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.



   The SAI has more detailed information about the Adviser and other service providers.

 [ICON]

 SHAREHOLDER INFORMATION



   CHOOSING A SHARE CLASS
   Class A Shares, Class B Shares, and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you.

   CLASS A SHARES


    - Stock Funds, Bond Funds and Funds of Funds:       Front-end sales charges, as described on Page 131.
     Money Market Funds:                                No sales charges
    - Distribution and service fees of 0.50% of         (0.25% for the MidCap Growth Fund, the Mid Cap
      average daily net assets.                         Value Fund, and the West Virginia Intermediate Tax
                                                        Free Fund)

    - OFFERED BY:
      Large Company Value Fund                          Kentucky Intermediate Tax-Free Fund
      Large Company Growth Fund                         Maryland Intermediate Tax-Free Fund
      Mid Cap Value Fund                                North Carolina Intermediate Tax-Free Fund
      Mid Cap Growth Fund                               South Carolina Intermediate Tax-Free Fund
      Small Company Value Fund                          Virginia Intermediate Tax-Free Fund
      Small Company Growth Fund                         West Virginia Intermediate Tax-Free Fund
      International Equity Fund                         Prime Money Market Fund
      Special Opportunities Equity Fund                 U.S. Treasury Money Market Fund
      Equity Income Fund                                Capital Manager Conservative Growth Fund
      Short U.S. Government Fund                        Capital Manager Moderate Growth Fund
      Intermediate U.S. Government Fund                 Capital Manager Growth Fund
      Intermediate Corporate Bond Fund                  Capital Manager Equity Fund


   CLASS B SHARES

   - No front-end sales charge; all your money goes to work for you right away.

   - Distribution and service (12b-1) fees of 1.00% of average daily net assets.


   - A deferred sales charge, as described on page 132.


   - Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

   - Maximum investment for all Class B purchases: $250,000.


    - OFFERED BY:
      Large Company Value Fund                          Intermediate U.S. Government Fund
      Large Company Growth Fund                         Intermediate Corporate Bond Fund
      Mid Cap Value Fund                                Prime Money Market Fund
      Mid Cap Growth Fund                               U.S. Treasury Money Market Fund
      Small Cap Value Fund                              Capital Manager Conservative Growth Fund
      Small Company Growth Fund                         Capital Manager Moderate Growth Fund
      International Equity Fund                         Capital Manager Growth Fund
      Special Opportunities Equity Fund                 Capital Manager Equity Fund
      Equity Income Fund


   NOTE:Shareholders investing directly in Class B Shares of the Money Market
        Funds, as opposed to Shareholders obtaining Class B Shares of a Money Market Fund upon an exchange of Class B Shares of any other Funds, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the Money Market Fund within two years of purchase.

   SHAREHOLDER INFORMATION


   CLASS C SHARES
   - No front-end sales charge; all your money goes to work for you right away.

   - Distribution and service (12b-1) fees of 1.00% of average daily net assets.


   - A deferred sales charge, as described on page 132.


   - Maximum investment for all Class C purchases: None



    - OFFERED BY:
      Large Company Value Fund                          Intermediate U.S. Government Fund
      Large Company Growth Fund                         Intermediate Corporate Bond Fund
      Mid Cap Value Fund                                Prime Money Market Fund
      Cap Growth Fund                                   U.S. Treasury Money Market Fund
      Small Company Value Fund                          Capital Manager Conservative Growth Fund
      Small Company Growth Fund                         Capital Manager Moderate Growth Fund
      International Equity Fund                         Capital Manager Growth Fund
      Special Opportunities Equity Fund                 Capital Manager Equity Fund
      Equity Income Fund


   For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

   Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term than if they had paid a sales charge.

   The Funds also offer Institutional Shares, which have their own expense structure and are only available to investors who are not fiduciary clients of Branch Banking and Trust Company, its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity. Call the Distributor for more information (see back cover of this prospectus).

   Generally, expenses applicable to a Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-1) fees, are borne solely by that share class.

   SHAREHOLDER INFORMATION




   PRICING OF FUND SHARES
   ------------------------------
   HOW NAV IS CALCULATED

   The NAV is calculated by
   adding the total value of the
   Fund's investments and other
   assets, subtracting its
   liabilities and then dividing
   that figure by the number of
   outstanding shares of the
   Fund:
               NAV =
     Total Assets - Liabilities
   -------------------------------
          Number of Shares
            Outstanding

   Generally, for Funds other
   than the Money Market Funds,
   you can find the Fund's NAV
   daily in The Wall Street
   Journal and other newspapers.
   NAV is calculated separately
   for each class of shares.
   ------------------------------

                                       MONEY MARKET FUNDS

                                       The per share net asset value ("NAV") of the Prime Money Market and U.S. Treasury Money Market Funds will be determined at 12:00 p.m. Eastern Time, 3:00 p.m. Eastern Time, and at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the Exchange is open.

                                       Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.

                                       Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

                                       OTHER FUNDS

                                       Per NAV for each Fund is determined and
                                       its shares are priced at the close of
                                       regular trading on the New York Stock
                                       Exchange, normally at 4:00 p.m. Eastern
                                       time on days the Exchange is open.

                                       Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund less any applicable sales charge as noted in the section on "Distribution Arrangements/Sales
                                       Charges." This is what is known as the
                                       offering price. For further information
                                       regarding the methods used in valuing the Fund's investments, please see the SAI.

                                       A Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by BB&T Funds' Pricing Committee pursuant to procedures established by BB&T Funds' Board of Trustees. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

   SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES

You may purchase Funds through the Distributor or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Consult your investment representative or institution for specific information.


                               MINIMUM INITIAL      MINIMUM
 ACCOUNT TYPE                       INVESTMENT   SUBSEQUENT
 Class A, Class B or Class C
 ----------------------------------------------------------
 Regular                                $1,000           $0
 ----------------------------------------------------------
 Automatic Investment Plan                 $25          $25
 ----------------------------------------------------------

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders and credit card convenience checks are not accepted.

A Fund may waive its minimum purchase requirement. The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

From time to time, throughout the year 2004, BB&T or BISYS may offer a special investment bonus of up to $50 in value for individuals who purchase Class A, B or C Shares of a BB&T Fund (excluding Money Market Funds) through BB&T Investment Services. The minimum investment required to receive the investment bonus is $5000 and the minimum holding period is six months. One investment bonus is allowed per shareholder. For more information regarding the investment bonus, you should call your BB&T Investment Counselor or the BB&T Funds at 1-800-228-1872.

--------------------------------------------------------------------------------

AVOID TAX WITHHOLDING


Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.

--------------------------------------------------------------------------------

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED
   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   BY REGULAR MAIL

   If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check or bank draft payable to "BB&T Funds."

   3. Mail to: BB&T Funds
      P.O. Box 182533, Columbus, OH 43218-2533

   Subsequent:

   1. Use the investment slip attached to your account statement.
      Or, if unavailable,

   2. Include the following information on a piece of paper:
      - BB&T Funds/Fund name
      - Share class
      - Amount invested
      - Account name
      - Account number
      Include your account number on your check.

   3. Mail to: BB&T Funds
      P.O. Box 182533, Columbus, OH 43218-2533

   BY OVERNIGHT SERVICE

   See instructions 1-2 above for subsequent investments.

   4. Send to: BB&T Funds
      c/o BISYS Fund Services
      Attn: T.A. Operations
      3435 Stelzer Road, Columbus, OH 43219.

   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. Bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.

   Call 1-800-228-1872 to arrange a transfer from your bank account.

                                             ELECTRONIC VS. WIRE TRANSFER

                                             Wire transfers allow financial
                                             institutions to send funds to each
                                             other, almost instantaneously.
                                             With an electronic purchase or
                                             sale, the transaction is made
                                             through the Automated Clearing
                                             House (ACH) and may take up to
                                             eight days to clear. There is
                                             generally no fee for ACH
                                             transactions.

                                                           QUESTIONS?
                                                   Call 800-451-8382 or your
                                                   investment representative.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.
   For initial investment:
   Fax the completed application, along with a request for a confirmation number to 1-800-228-1872. Follow the instructions below after receiving your confirmation number.

   For initial and subsequent investments:
   Instruct your bank to wire transfer your investment to:
   Huntington National Bank
   Routing Number: ABA #044 000 024
   A/C 01899607383
   BB&T Funds

   Include:
   Your name and account number
   Your confirmation number

   AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 1-800-228-1872 TO ADVISE US OF THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK
   ---------------------------------------------------------------------

   YOU CAN ADD TO YOUR ACCOUNT BY USING THE CONVENIENT OPTIONS DESCRIBED BELOW. THE FUND RESERVES THE RIGHT TO CHANGE OR ELIMINATE THESE PRIVILEGES AT ANY TIME WITH 60 DAYS NOTICE.

   ---------------------------------------------------------------------
   AUTOMATIC INVESTMENT PLAN
   You can make automatic investments in
   the Funds from your bank account,
   through payroll deduction or from
   your federal employment, Social
   Security or other regular government
   checks. Automatic investments can be
   as little as $25, once you've
   invested the $25 minimum required to
   open the account.

   To invest regularly from your bank
   account:

     - Complete the Automatic Investment
       Plan portion on your Account
       Application or the supplemental
       sign-up form
     - Make sure you note:
       - Your bank name, address and account number
       - The amount you wish to invest automatically (minimum $25)
       - How often you want to invest (every month, 4 times a year, twice a year or once a year)
     - Attach a voided personal check.

   Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.

   The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to close your account or to take such other action as they deem reasonable or required by law.
DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another BB&T Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS


   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Class A Shares have higher dividends than Class B Shares and Class C Shares, because Class A Shares have lower distribution expenses than Class B Shares and Class C Shares. Income dividends for the Money Market Funds and the Bond Funds are declared daily and paid monthly. Income dividends for the Large Company Value Fund, Mid Cap Value Fund, and the Small Company Value Fund are declared and paid monthly. The Large Company Growth Fund, Mid Cap Growth Fund, Small Company Growth Fund, International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund, and the Funds of Funds declare and pay income dividends quarterly. Capital gains are distributed at least annually.


   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

   -----------------------------------------------------------------------------

   SHAREHOLDER INFORMATION




   SELLING YOUR SHARES

   You may sell your shares at
   any time. Your sales price
   will be the next NAV after
   your sell order is received
   by the Fund, its transfer
   agent, or your investment
   representative. Normally you
   will receive your proceeds
   within a week after your
   request is received. See
   section on "General Policies
   on Selling Shares" below.

                                  WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

                                  As a mutual fund shareholder, you are
                                  technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.




                                  CONTINGENT DEFERRED SALES CHARGE

                                  When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.



                                  INSTRUCTIONS FOR SELLING SHARES

                                  If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

     1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below).

   BY MAIL

     1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature

     2. Mail to: BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533.

   BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" BELOW)

     1. See instruction 1 above.
     2. Send to: BB&T Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

   SHAREHOLDER INFORMATION


   SELLING YOUR SHARES
   CONTINUED

   WIRE TRANSFER

   You must indicate this option on your application.

   The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this Prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

   Call 1-800-228-1872 to request a wire transfer.

   If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   ELECTRONIC REDEMPTIONS

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   Your bank may charge for this service.

   Call 1-800-228-1872 to request an electronic redemption.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

   AUTO WITHDRAWAL PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

     - Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

     - Include a voided personal check.

     - Your account must have a value of $5,000 or more to start withdrawals.

     - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

   REDEMPTION BY CHECK WRITING -- MONEY MARKET FUNDS ONLY

   You may write checks in amounts of $100 or more on your account in the Prime Money Market Fund or the U.S. Treasury Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30 days' written notice. You must maintain the minimum required account balance in the Fund of $1,000 and you may not close your Fund account by writing a check.

   SHAREHOLDER INFORMATION




   GENERAL POLICIES ON SELLING SHARES
   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing if:

     - Redemption from an Individual Retirement Account ("IRA").

   You must request redemption in writing and obtain a signature guarantee if:

     - The check is not being mailed to the address on your account; or

     - The check is not being made payable to the owner(s) of the account; or

     - Your account address has changed within the last ten business days; or

     - The redemption proceeds are being transferred to another Fund account with different registration; or

     - The redemption proceeds are being wired to bank instructions currently not on your account.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared.


   REDEMPTION FEES


   The BB&T Funds will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class), including exchanging your shares for the shares of another BB&T Fund, after holding them for less than 30 days subject to certain exceptions or limitations described below. The redemption fee will not be assessed on sales of shares or exchanges out of the BB&T Money Market Funds. The redemption fee is paid directly to the BB&T Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. Although the BB&T Funds will attempt to assess this redemption fee on all applicable redemptions, there can be no guarantee that the Funds will be successful in doing so, including instances when omnibus accounts or retirement plans will not or cannot collect the redemption fee from their underlying accounts. Further, the Funds will not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Funds. If you reinvest a dividend or capital gain and purchase more shares (in the same fund) those shares will not be subject to the redemption fee upon the sale of those shares or the exchange of those shares for shares of another fund.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES
   CONTINUED

   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $1,000, the Fund may ask you to increase your balance. If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash:

   If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.

   SHAREHOLDER INFORMATION




   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CALCULATION OF SALES CHARGES
   CLASS A SHARES

   Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

   The current sales charge rates are as follows:

   FOR THE STOCK FUNDS, FUNDS OF FUNDS, INTERMEDIATE U.S. GOVERNMENT FUND, AND INTERMEDIATE CORPORATE BOND FUND

                                          SALES CHARGE         SALES CHARGE
                   YOUR                    AS A % OF            AS A % OF
                INVESTMENT               OFFERING PRICE      YOUR INVESTMENT
      Up to $49,999                          5.75%                6.10%
      ------------------------------------------------------------------------
      $50,000 to $99,999                     4.50%                4.71%
      ------------------------------------------------------------------------
      $100,000 up to $249,999                3.50%                3.63%
      ------------------------------------------------------------------------
      $250,000 up to $499,999                2.50%                2.56%
      ------------------------------------------------------------------------
      $500,000 up to $999,999                2.00%                2.04%
      ------------------------------------------------------------------------
      $1,000,000 and above(1)                0.00%                0.00%
      ------------------------------------------------------------------------

   FOR THE TAX-FREE BOND FUNDS AND THE SHORT U.S. GOVERNMENT FUND

                                          SALES CHARGE         SALES CHARGE
                   YOUR                    AS A % OF            AS A % OF
                INVESTMENT               OFFERING PRICE      YOUR INVESTMENT
      Up to $49,999                          3.00%                3.09%
      ------------------------------------------------------------------------
      $50,000 to $99,999                     2.50%                2.56%
      ------------------------------------------------------------------------
      $100,000 up to $249,999                2.00%                2.04%
      ------------------------------------------------------------------------
      $250,000 up to $499,999                1.50%                1.52%
      ------------------------------------------------------------------------
      $500,000 up to $999,999                1.00%                1.01%
      ------------------------------------------------------------------------
      $1,000,000 and above(1)                0.00%                0.00%
      ------------------------------------------------------------------------

   (1) There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions. For sales of over $1 million or more, the Distributor pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million.

   FOR THE MONEY MARKET FUNDS

   No sales charges.

   SHAREHOLDER INFORMATION


DISTRIBUTION ARRANGEMENTS/SALES CHARGES
CONTINUED

CLASS B SHARES

Class B Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B Shares of the Fund before the sixth anniversary, you will have to pay a contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.


        YEARS                 CDSC AS A % OF
        SINCE                 DOLLAR AMOUNT
       PURCHASE             SUBJECT TO CHARGE
         0-1                      5.00%
         1-2                      4.00%
         2-3                      3.00%
         3-4                      3.00%
         4-5                      2.00%
         5-6                      1.00%
     more than 6                   None

If you sell some but not all of your Class B shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

CONVERSION FEATURE -- CLASS B SHARES

 - Class B Shares automatically convert to Class A Shares of the same Fund after eight years from the end of the month of purchase.
 - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.
 - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
 - If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares.
 - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

CLASS C SHARES

Class C Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class C Shares of the Fund before the first anniversary, you will have to pay a 1% contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   SALES CHARGE REDUCTIONS

   Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances.

    - LETTER OF INTENT. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

    - RIGHTS OF ACCUMULATION. When the value of shares you already own plus the amount you intend to invest reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Transfer Agent or the Distributor sufficient information to permit confirmation of your qualification for the right of accumulation.

    - COMBINATION PRIVILEGE. Combine accounts of multiple Funds (excluding the Money Market Fund) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges.

   SALES CHARGE WAIVERS
   CLASS A SHARES

   The following qualify for waivers of sales charges:

    - Existing Shareholders of a Fund upon the reinvestment of dividend and capital gain distributions;

    - Shares purchased with proceeds from redemptions from another mutual fund complex within 60 days after redemption, if you paid a front end sales charge for those shares;

    - Officers, trustees, directors, advisory board members, employees and retired employees of the BB&T Funds, BB&T and its affiliates, the Distributor and its affiliates, and employees of the Sub-Advisers (and spouses, children and parents of each of the foregoing);

    - Investors for whom a BB&T correspondent bank or other financial institution acts in a fiduciary, advisory, custodial, agency, or similar capacity;

    - BB&T Fund shares purchased with proceeds from a distribution from BB&T or an affiliate trust or agency account (this waiver applies only to the initial purchase of a BB&T Fund subject to a sales load;

    - Investors who beneficially hold Institutional Shares of any Fund of the BB&T Funds;

    - Investors who purchase Shares of a Fund through a payroll deduction plan, a 401(k) plan or a 403(b) plan which by its terms permits purchase of Shares; and

    - Investors whose shares are held of record by, and purchases made on behalf of, other investment companies distributed by the Distributor or its affiliated companies.

   The Distributor may also waive the sales charge at anytime in its own discretion. Consult the SAI for more details concerning sales charges waivers.

     REINSTATEMENT PRIVILEGE

     If you have sold Class A Shares or Class C Shares and decide to reinvest in the Fund within a 90 day period, you will not be charged the applicable sales charge on amounts up to the value of the shares you sold. You must provide a written request for reinstatement and payment within 90 days of the date your instructions to sell were processed.

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   CLASS B AND C SHARES

   The CDSC will be waived under certain circumstances, including the following:

    - Minimum required distributions from an IRA or other qualifying retirement plan to a Shareholder who has attained age 70 1/2.

    - Redemptions from accounts following the death or disability of the shareholder.

    - Returns of excess contributions to retirement plans.

    - Distributions of less than 12% of the annual account value under the Auto Withdrawal Plan.

    - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

    - Investors who purchased through the Cash Sweep Program at BB&T Treasury Services Division (Class B Shares only).


   CURRENT INFORMATION REGARDING EACH FUND'S SALES CHARGES AND BREAKPOINTS IS AVAILABLE ON THE FUNDS' WEB SITE AT WWW.BBTFUNDS.COM.


   DISTRIBUTION AND SERVICE (12b-1) FEES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

    - The 12b-1 and shareholder servicing fees vary by share class as follows:

      - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund (0.25% for the Mid Cap Growth Fund, the Mid Cap Value Fund, and the West Virginia Intermediate Tax Free Fund).

      - Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

      - Class C Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

    - The higher 12b-1 fee on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

    - The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

   Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

   DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

   The Administrator and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements" are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus. These additional cash payments made by the Administrator may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a broker-dealer's examination of the Funds and payments for employee training and education relating to the Funds;
   (2) listing fees for the placement of the Funds on a broker-dealer's list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of Shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

   SHAREHOLDER INFORMATION




EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes" below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A Shares, Class B Shares, and Class C Shares may also be exchanged for Institutional Shares of the same Fund if you become eligible to purchase Institutional Shares. Neither Class B Shares nor Class C Shares may be exchanged for Class A Shares. Class C Shares may not be exchanged for Class B Shares. Please consult the Institutional Shares prospectus for more information. No transaction fees are currently charged for exchanges. However, the 2.00% redemption fee is charged on exchanges made within 30 days of a purchase or exchange transaction.

AUTOMATIC EXCHANGES -- CLASS B SHARES ONLY



You can use the Funds' Automatic Exchange feature to purchase Class B Shares of the Funds at regular intervals through regular, automatic redemptions from the your BB&T Fund account. Shareholders investing directly in Class B Shares of the Money Market Funds, as opposed to Shareholders obtaining Class B Shares of the Money Market Funds upon exchange of Class B Shares of any of the other Funds will be requested to participate in the Auto Exchange Plan and to set the time and amount of their regular, automatic withdrawal in such a way that all of the Class B Shares have been withdrawn from the U.S. Treasury or Prime Money Market Fund within 2 years of purchase. To participate in the Automatic Exchange Plan:


- Complete the appropriate section of the Account Application.


- Keep a minimum of $10,000 in your BB&T Funds account and $1,000 in the Fund whose shares you are buying.



To change the Automatic Exchange instructions or to discontinue the feature, you must send a written request to BB&T Funds, P.O. Box 182533, Columbus, Ohio 43218-2533.


INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 182533, Columbus OH 43218-2533, or by calling 1-800-228-1872. Please provide the following information:

- Your name and telephone number

- The exact name on your account and account number

- Taxpayer identification number (usually your Social Security number)

- Dollar value or number of shares to be exchanged

- The name of the Fund from which the exchange is to be made

- The name of the Fund into which the exchange is being made

See "Selling your Shares" for important information about telephone transactions.


MARKET TIMING



Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Funds due to market timing strategies, we have adopted certain policies and procedures. To deter market timing, the Funds impose redemption fees on shares sold within thirty days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the money market funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder Information -- Redemption Fees."



We also reserve the right to close any account in which we have identified a pattern of excessive or abusive trading.



We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems. In addition, although we will attempt to assess the redemption fee on all applicable redemptions, we cannot guarantee that we will succeed in doing so. For example, certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. These types of accounts generally include multiple investors and typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and to identify market timing activity.



We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of fund shareholders, or to comply with state or Federal legal requirements.

   SHAREHOLDER INFORMATION





   NOTES ON EXCHANGES


- When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.



- The registration and tax identification numbers of the two accounts must be identical.



- The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.



- Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

   SHAREHOLDER INFORMATION




   DIVIDENDS, DISTRIBUTIONS AND TAXES
   Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


   Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. Additionally, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, through December 31, 2008. Distributions are taxable whether you received them in cash or in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).



   For the Tax-Free Bond Funds, the income dividends that you receive are expected to be exempt from federal income taxes, but may be subject to state and local taxes. In the case of the Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund, dividend income is expected to be exempt from Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia income taxes, respectively. However, if you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Tax-Free Bond Funds may have on the federal taxation of your benefits. In addition, an investment in the Tax-Free Bond Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Investments held in a Tax-Free Bond Fund which do not conform to the Fund's primary goal of investing in securities which are exempt from federal and state income taxes, whether for defensive reasons or otherwise, may result in federal and/or state income or other taxes.



   A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund of funds structure could therefore affect the amount, timing and character of distributions to Shareholders.


   A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's yield on those securities would be decreased. Except with respect to the International Equity Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.


   The American Jobs Creation Act of 2004, signed by President Bush on October 22, 2004, modifies the tax treatment of distributions from a Fund that are attributable to gain from "US real property interests" ("USRPIs"), which the Code defines to include direct holdings of US real property and interests (other than solely as a creditor) in "US real property holding corporations" such as REITs. Under the new law, which is generally effective for dividends with respect to tax years of RICs beginning after December 31, 2004, the distribution of gains from USRPIs will be subject to withholding of US federal income tax at a rate of 35% when made to a foreign shareholder and will give rise to an obligation for that foreign shareholder to file a US tax return.


   Any gain resulting from the sale or exchange of your Fund Shares (even if the income from which is tax exempt) will generally be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible state and local taxes.

   BB&T Funds will send you a statement each year showing the tax status of all your distributions.

   - For each Fund, other than the Tax-Free Bond Funds, the dividends and short-term capital gains that you receive are considered ordinary income for tax purposes. For the Tax-Free Bond Funds, any short-term capital gains that you receive are taxable to you as ordinary dividend income for federal income tax purposes.

   - Any distributions of net long-term capital gains by a Fund are taxable to you as long-term capital gains for tax purposes, no matter how long you've owned shares in the Fund.

   - Generally, the Funds' advisers do not consider taxes when deciding to buy or sell securities. Capital gains are realized from time to time as by-products of ordinary investment activities. Distributions may vary considerably from year to year.

   SHAREHOLDER INFORMATION



   - If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.



   - Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.



   SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS



   Under current law, dividends (other than capital gain dividends) paid by each Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, the Funds will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Funds properly designate nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to the Funds in their taxable years beginning October 1, 2005.


   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.)

   MORE INFORMATION ABOUT TAXES IS IN OUR SAI.


   ADDITIONAL INFORMATION ABOUT THE FUNDS



   FAIR VALUE PRICING POLICIES



   A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Funds' Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.



   A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.



   DISCLOSURE OF PORTFOLIO HOLDINGS



   Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.



   INVESTMENT IN EXCHANGE-TRADED FUNDS



   The Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, Capital Manager Equity Fund, Prime Money Market Fund, Intermediate Corporate Bond Fund, Large Company Growth Fund, Large Company Value Fund, Small Company Value Fund, Small Company Growth Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Special Opportunities Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund may each invest in index-based exchange-traded funds, such as iShares Trust and iShares, Inc. ("iShares").

   SHAREHOLDER INFORMATION


   iShares is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See "Additional Investment Strategies and Risks" for information regarding the risks associated with investment in an exchange-traded fund.

   Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Funds may invest in iShares in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

                       [THIS PAGE INTENTIONALLY LEFT BLANK]

 [ICON]

 OTHER INFORMATION ABOUT THE FUNDS



   FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP. This report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

   The financial highlights for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund, for the periods ended January 31, 2001 and prior, were audited by other auditors whose report thereon dated March 14, 2001 expressed an unqualified opinion on the financial highlights.

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                               INVESTMENT ACTIVITIES              DIVIDENDS
                                                                    -------------------------------------------   ----------
                                                                                 NET REALIZED/
                                                                                   UNREALIZED
                                                       NET ASSET       NET       GAINS (LOSSES)
                                                         VALUE,     INVESTMENT   ON INVESTMENTS      TOTAL FROM      NET
                                                       BEGINNING      INCOME      AND FOREIGN        INVESTMENT   INVESTMENT
                                                       OF PERIOD      (LOSS)       CURRENCIES        ACTIVITIES     INCOME
                                                       ----------   ----------   --------------      ----------   ----------
    LARGE COMPANY VALUE FUND
     Year Ended September 30, 2003...................    $12.84         0.23           2.03              2.26        (0.23)
     Year Ended September 30, 2002...................    $16.79         0.18          (3.47)            (3.29)       (0.18)
     Year Ended September 30, 2001...................    $18.57         0.22          (0.89)            (0.67)       (0.22)
     Year Ended September 30, 2000...................    $19.60         0.49           0.56              1.05        (0.49)
     Year Ended September 30, 1999...................    $18.48         0.25           1.93              2.18        (0.25)
    LARGE COMPANY GROWTH FUND
     Year Ended September 30, 2003...................    $ 6.60        (0.02)          1.11              1.09           --
     Year Ended September 30, 2002...................    $ 8.16        (0.06)         (1.50)            (1.56)          --
     Year Ended September 30, 2001...................    $14.75        (0.05)         (5.56)            (5.61)          --
     Year Ended September 30, 2000...................    $11.96        (0.06)          3.59              3.53           --
     Year Ended September 30, 1999...................    $ 9.62        (0.04)          2.94              2.90           --
    MID CAP VALUE FUND
     Year Ended September 30, 2003...................    $10.93         0.16(c)        2.04              2.20        (0.15)
     Year Ended September 30, 2002...................    $13.12         0.17(c)       (1.04)            (0.87)       (0.17)
     February 1, 2001 to September 30, 2001 (a)......    $14.26         0.15          (1.15)            (1.00)       (0.14)
     Year Ended January 31, 2001.....................    $14.10         0.22           0.94              1.16        (0.21)
     Year Ended January 31, 2000.....................    $13.44         0.24           0.89              1.13        (0.19)
     Year Ended January 31, 1999.....................    $12.62         0.22           1.54              1.76        (0.24)
    MID CAP GROWTH FUND
     Year Ended September 30, 2003...................    $ 8.07        (0.09)          1.86              1.77           --
     Year Ended September 30, 2002...................    $ 9.80        (0.08)(c)      (1.02)            (1.10)          --
     February 1, 2001 to September 30, 2001 (a)......    $14.42        (0.07)         (4.55)            (4.62)          --
     Year Ended January 31, 2001.....................    $20.36        (0.13)         (1.99)            (2.12)          --
     Year Ended January 31, 2000.....................    $17.61        (0.17)          5.01              4.84           --
     Year Ended January 31, 1999.....................    $13.89        (0.01)          5.39              5.38           --
    SMALL COMPANY VALUE FUND
     May 19, 2003 to September 30, 2003 (b)..........    $10.00         0.01(c)        1.43              1.44           --(d)
    SMALL COMPANY GROWTH FUND
     Year Ended September 30, 2003...................    $ 9.38        (0.14)          2.26              2.12           --
     Year Ended September 30, 2002...................    $12.13        (0.17)(c)      (2.58)            (2.75)          --
     Year Ended September 30, 2001...................    $34.87        (0.20)        (16.20)           (16.40)          --
     Year Ended September 30, 2000...................    $24.92        (0.25)         13.20             12.95           --
     Year Ended September 30, 1999...................    $17.50        (0.28)          7.70              7.42           --
    INTERNATIONAL EQUITY FUND
     Year Ended September 30, 2003...................    $ 6.31         0.06(c)        0.54              0.60        (0.03)
     Year Ended September 30, 2002...................    $ 7.43        (0.02)(c)      (1.10)            (1.12)          --
     Year Ended September 30, 2001...................    $12.49        (0.05)         (2.99)            (3.04)          --
     Year Ended September 30, 2000...................    $12.48        (0.04)          0.68              0.64           --
     Year Ended September 30, 1999...................    $ 9.91        (0.01)          2.78              2.77        (0.03)
    SPECIAL OPPORTUNITIES EQUITY FUND
     June 2, 2003 to September 30, 2003 (b)..........    $10.00        (0.01)          0.54              0.53           --
    SHORT U.S. GOVERNMENT FUND
     Year Ended September 30, 2003...................    $10.08         0.27          (0.11)             0.16        (0.35)
     Year Ended September 30, 2002...................    $10.04         0.43(e)        0.06(e)           0.49        (0.45)
     Year Ended September 30, 2001...................    $ 9.63         0.51           0.41              0.92        (0.51)
     Year Ended September 30, 2000...................    $ 9.65         0.50          (0.01)             0.49        (0.51)
     Year Ended September 30, 1999...................    $10.06         0.50          (0.41)             0.09        (0.50)
    INTERMEDIATE U.S. GOVERNMENT FUND
     Year Ended September 30, 2003...................    $10.77         0.35          (0.07)             0.28        (0.39)
     Year Ended September 30, 2002...................    $10.38         0.47(f)        0.42(f)           0.89        (0.50)
     Year Ended September 30, 2001...................    $ 9.71         0.51           0.68              1.19        (0.52)
     Year Ended September 30, 2000...................    $ 9.70         0.52           0.05              0.57        (0.53)
     Year Ended September 30, 1999...................    $10.57         0.50          (0.76)            (0.26)       (0.50)
    INTERMEDIATE CORPORATE BOND FUND
     Year Ended September 30, 2003...................    $10.33         0.47           0.41              0.88        (0.49)
     Year Ended September 30, 2002...................    $10.56         0.53(g)       (0.04)(g)          0.49        (0.55)
     Year Ended September 30, 2001...................    $ 9.98         0.60           0.58              1.18        (0.60)
     December 2, 1999 to September 30, 2000 (b)......    $10.00         0.50          (0.02)             0.48        (0.50)

                                                              DIVIDENDS
                                                       ------------------------

                                                       NET REALIZED
                                                         GAINS ON
                                                       INVESTMENTS
                                                       AND FOREIGN      TOTAL
                                                        CURRENCIES    DIVIDENDS
                                                       ------------   ---------
    LARGE COMPANY VALUE FUND
     Year Ended September 30, 2003...................         --        (0.23)
     Year Ended September 30, 2002...................      (0.48)       (0.66)
     Year Ended September 30, 2001...................      (0.89)       (1.11)
     Year Ended September 30, 2000...................      (1.59)       (2.08)
     Year Ended September 30, 1999...................      (0.81)       (1.06)
    LARGE COMPANY GROWTH FUND
     Year Ended September 30, 2003...................         --           --
     Year Ended September 30, 2002...................         --           --
     Year Ended September 30, 2001...................      (0.98)       (0.98)
     Year Ended September 30, 2000...................      (0.74)       (0.74)
     Year Ended September 30, 1999...................      (0.56)       (0.56)
    MID CAP VALUE FUND
     Year Ended September 30, 2003...................         --        (0.15)
     Year Ended September 30, 2002...................      (1.15)       (1.32)
     February 1, 2001 to September 30, 2001 (a)......         --        (0.14)
     Year Ended January 31, 2001.....................      (0.79)       (1.00)
     Year Ended January 31, 2000.....................      (0.28)       (0.47)
     Year Ended January 31, 1999.....................      (0.70)       (0.94)
    MID CAP GROWTH FUND
     Year Ended September 30, 2003...................         --           --
     Year Ended September 30, 2002...................      (0.63)       (0.63)
     February 1, 2001 to September 30, 2001 (a)......         --           --
     Year Ended January 31, 2001.....................      (3.82)       (3.82)
     Year Ended January 31, 2000.....................      (2.09)       (2.09)
     Year Ended January 31, 1999.....................      (1.66)       (1.66)
    SMALL COMPANY VALUE FUND
     May 19, 2003 to September 30, 2003 (b)..........         --           --(d)
    SMALL COMPANY GROWTH FUND
     Year Ended September 30, 2003...................         --           --
     Year Ended September 30, 2002...................         --           --
     Year Ended September 30, 2001...................      (6.34)       (6.34)
     Year Ended September 30, 2000...................      (3.00)       (3.00)
     Year Ended September 30, 1999...................         --           --
    INTERNATIONAL EQUITY FUND
     Year Ended September 30, 2003...................         --        (0.03)
     Year Ended September 30, 2002...................         --           --
     Year Ended September 30, 2001...................      (2.02)       (2.02)
     Year Ended September 30, 2000...................      (0.63)       (0.63)
     Year Ended September 30, 1999...................      (0.17)       (0.20)
    SPECIAL OPPORTUNITIES EQUITY FUND
     June 2, 2003 to September 30, 2003 (b)..........         --           --
    SHORT U.S. GOVERNMENT FUND
     Year Ended September 30, 2003...................         --        (0.35)
     Year Ended September 30, 2002...................         --        (0.45)
     Year Ended September 30, 2001...................         --        (0.51)
     Year Ended September 30, 2000...................         --        (0.51)
     Year Ended September 30, 1999...................         --        (0.50)
    INTERMEDIATE U.S. GOVERNMENT FUND
     Year Ended September 30, 2003...................      (0.09)       (0.48)
     Year Ended September 30, 2002...................         --        (0.50)
     Year Ended September 30, 2001...................         --        (0.52)
     Year Ended September 30, 2000...................      (0.03)       (0.56)
     Year Ended September 30, 1999...................      (0.11)       (0.61)
    INTERMEDIATE CORPORATE BOND FUND
     Year Ended September 30, 2003...................         --        (0.49)
     Year Ended September 30, 2002...................      (0.17)       (0.72)
     Year Ended September 30, 2001...................         --        (0.60)
     December 2, 1999 to September 30, 2000 (b)......         --        (0.50)

   ---------------

   * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.

   ** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (a) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.

   (b)  Period from commencement of operations.

   (c) Per share net investment income (loss) has been calculated using the daily average shares method.

   (d) Amount is less than $0.005 per share.

                                                           CLASS A SHARES

                                                        RATIOS/SUPPLEMENTARY DATA
                                   -------------------------------------------------------------------
                                                               RATIO OF NET
                                                                INVESTMENT
        NET ASSET   TOTAL RETURN   NET ASSETS,    RATIO OF        INCOME       RATIO OF
         VALUE,      (EXCLUDES       END OF      EXPENSES TO    (LOSS) TO     EXPENSES TO
         END OF        SALES         PERIOD        AVERAGE     AVERAGE NET      AVERAGE     PORTFOLIO
         PERIOD       CHARGE)         (000)      NET ASSETS       ASSETS      NET ASSETS*   TURNOVER**
        ---------   ------------   -----------   -----------   ------------   -----------   ----------
         $14.87         17.73%       $25,397        1.17%          1.67%         1.55%         18.89%
         $12.84        (20.57)%      $22,222        1.23%          1.11%         1.62%         23.02%
         $16.79         (3.77)%      $29,942        1.24%          1.23%         1.63%         24.20%
         $18.57          5.69%       $33,004        1.17%          2.62%         1.60%         23.85%
         $19.60         11.64%       $38,604        1.10%          1.22%         1.59%         13.52%
         $ 7.69         16.52%       $ 7,042        1.18%         (0.35)%        1.57%         91.73%
         $ 6.60        (19.12)%      $ 6,240        1.28%         (0.57)%        1.67%        100.46%
         $ 8.16        (40.36)%      $ 8,146        1.30%         (0.48)%        1.69%         96.41%
         $14.75         30.08%       $13,156        1.24%         (0.43)%        1.66%         76.76%
         $11.96         30.93%       $ 5,912        1.22%         (0.34)%        1.71%         67.59%
         $12.98         20.31%       $ 6,841        1.20%          1.33%         1.35%         18.28%
         $10.93         (8.24)%      $ 5,070        1.15%          1.29%         1.38%         18.20%
         $13.12         (7.09)%(h)   $ 4,554        1.20%(i)       1.45%(i)      1.37%(i)      27.04%
         $14.26          8.76%       $ 5,691        1.21%          1.54%         1.36%         59.00%
         $14.10          8.23%       $ 5,965        1.21%          1.39%         1.32%         15.00%
         $13.44         14.43%       $ 6,206        1.21%          1.72%         1.34%         47.00%
         $ 9.84         21.93%       $ 6,486        1.19%         (0.96)%        1.36%        125.97%
         $ 8.07        (12.54)%      $ 5,533        1.17%         (0.88)%        1.44%        117.06%
         $ 9.80        (32.04)%(h)   $ 7,386        1.25%(i)      (0.52)%(i)     1.47%(i)      90.11%
         $14.42        (10.84)%      $12,285        1.27%         (0.37)%        1.48%         63.00%
         $20.36         28.47%       $23,668        1.27%         (0.59)%        1.55%         54.00%
         $17.61         42.34%       $17,872        1.27%         (0.28)%        1.53%         74.00%
         $11.44         14.43%(h)    $   112        2.04%(i)       0.35%(i)      2.29%(i)      48.84%
         $11.50         22.60%       $ 6,007        1.62%         (1.20)%        1.87%        197.85%
         $ 9.38        (22.67)%      $ 5,145        1.73%         (1.43)%        1.98%        292.94%
         $12.13        (54.95)%      $ 8,333        1.72%         (0.86)%        1.97%        286.49%
         $34.87         54.34%       $28,936        1.66%         (0.74)%        1.91%        206.16%
         $24.92         42.32%       $11,336        1.80%         (1.23)%        2.05%        184.39%
         $ 6.88          9.58%       $ 2,162        1.63%          0.95%         1.90%        199.78%
         $ 6.31        (15.07)%      $ 1,412        1.68%         (0.24)%        1.93%         95.86%
         $ 7.43        (28.52)%      $ 2,557        1.74%         (0.33)%        1.99%        144.35%
         $12.49          4.75%       $ 2,681        1.76%         (0.26)%        2.01%        179.44%
         $12.48         28.33%       $ 1,906        1.81%         (0.07)%        2.06%         82.00%
         $10.53          5.30%(h)    $ 5,460        1.06%(i)      (0.42)%(i)     2.02%(i)      13.24%
         $ 9.89          1.56%       $ 9,619        1.00%          2.48%         1.40%         93.86%
         $10.08          5.03%       $ 5,286        1.03%          4.03%(e)      1.43%         73.93%
         $10.04          9.73%       $ 3,530        1.03%          5.12%         1.43%        101.28%
         $ 9.63          5.24%       $ 3,270        1.01%          5.27%         1.41%        101.07%
         $ 9.65          0.95%       $ 4,626        1.02%          5.04%         1.42%         99.99%
         $10.57          2.62%       $ 9,646        1.07%          3.13%         1.42%        209.07%
         $10.77          8.85%       $ 6,453        1.10%          4.56%(f)      1.45%         79.36%
         $10.38         12.53%       $ 4,450        1.11%          5.12%         1.46%         84.76%
         $ 9.71          6.09%       $ 2,579        1.08%          5.46%         1.43%        103.41%
         $ 9.70         (2.49)%      $ 3,308        1.08%          5.00%         1.43%         73.46%
         $10.72          8.69%       $ 4,308        1.08%          4.34%         1.44%         43.98%
         $10.33          4.98%       $ 2,042        1.11%          5.11%(g)      1.50%         69.15%
         $10.56         12.10%       $   426        1.06%          5.76%         1.45%        142.35%
         $ 9.98          4.97%(h)    $   236        1.03%(i)       6.06%(i)      1.59%(i)     186.79%

   ---------------

   (e) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.47, $0.02, and 4.38%, respectively.

   (f) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.40, and 4.74%, respectively.

   (g) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.54, $(0.05), and 5.23%, respectively.

   (h) Not Annualized.

   (i)  Annualized.

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                         INVESTMENT ACTIVITIES                            DIVIDENDS
                                               ------------------------------------------   -------------------------------------
                                   NET ASSET      NET        NET REALIZED/
                                    VALUE,     INVESTMENT   UNREALIZED GAINS   TOTAL FROM      NET       NET REALIZED
                                   BEGINNING     INCOME       (LOSSES) ON      INVESTMENT   INVESTMENT     GAINS ON       TOTAL
                                   OF PERIOD     (LOSS)       INVESTMENTS      ACTIVITIES     INCOME     INVESTMENTS    DIVIDENDS
                                   ---------   ----------   ----------------   ----------   ----------   ------------   ---------
KENTUCKY INTERMEDIATE TAX-FREE
 FUND
 February 24, 2003 to September
   30, 2003 (a)..................   $10.00         0.15(c)         0.35            0.50        (0.27)           --        (0.27)
MARYLAND INTERMEDIATE TAX-FREE
 FUND
 February 24, 2003 to September
   30, 2003 (a)..................   $10.00         0.18            0.15            0.33        (0.18)           --        (0.18)
NORTH CAROLINA INTERMEDIATE
 TAX-FREE FUND
 Year Ended September 30, 2003...   $10.86         0.33           (0.01)           0.32        (0.33)        (0.04)       (0.37)
 Year Ended September 30, 2002...   $10.54         0.36            0.40            0.76        (0.36)        (0.08)       (0.44)
 Year Ended September 30, 2001...   $ 9.97         0.38            0.57            0.95        (0.38)           --        (0.38)
 Year Ended September 30, 2000...   $ 9.89         0.40            0.08            0.48        (0.40)           --        (0.40)
 Year Ended September 30, 1999...   $10.52         0.40           (0.56)          (0.16)       (0.40)        (0.07)       (0.47)
SOUTH CAROLINA INTERMEDIATE
 TAX-FREE FUND
 Year Ended September 30, 2003...   $10.87         0.34            0.01            0.35        (0.34)           --        (0.34)
 Year Ended September 30, 2002...   $10.46         0.37            0.41            0.78        (0.37)           --        (0.37)
 Year Ended September 30, 2001...   $ 9.90         0.38            0.56            0.94        (0.38)           --        (0.38)
 Year Ended September 30, 2000...   $ 9.80         0.39            0.10            0.49        (0.39)           --        (0.39)
 Year Ended September 30, 1999...   $10.47         0.38           (0.59)          (0.21)       (0.38)        (0.08)       (0.46)
VIRGINIA INTERMEDIATE TAX-FREE
 FUND
 Year Ended September 30, 2003...   $11.99         0.37            0.01            0.38        (0.37)        (0.04)       (0.41)
 Year Ended September 30, 2002...   $11.57         0.41            0.42            0.83        (0.41)           --        (0.41)
 Year Ended September 30, 2001...   $10.96         0.42            0.61            1.03        (0.42)           --        (0.42)
 Year Ended September 30, 2000...   $10.86         0.45            0.10            0.55        (0.45)           --        (0.45)
 May 17, 1999 to September 30,
   1999 (a)......................   $11.24         0.30           (0.38)          (0.08)       (0.30)           --        (0.30)
WEST VIRGINIA INTERMEDIATE
 TAX-FREE FUND
 Year Ended September 30, 2003...   $10.35         0.33(c)         0.01            0.34        (0.33)        (0.16)       (0.49)
 Year Ended September 30, 2002...   $10.01         0.43            0.31            0.74        (0.38)        (0.02)       (0.40)
 February 1, 2001 to September
   30, 2001 (b)..................   $ 9.92         0.29            0.09            0.38        (0.29)           --        (0.29)
 Year Ended January 31, 2001.....   $ 9.18         0.46            0.74            1.20        (0.46)           --        (0.46)
 Year Ended January 31, 2000.....   $10.26         0.44           (0.98)          (0.54)       (0.49)        (0.05)       (0.54)
 Year Ended January 31, 1999.....   $10.32         0.47            0.05            0.52        (0.47)        (0.11)       (0.58)
PRIME MONEY MARKET FUND
 Year Ended September 30, 2003...   $ 1.00           --(d)           --              --(d)        --(d)         --           --(d)
 Year Ended September 30, 2002...   $ 1.00         0.01              --(d)         0.01        (0.01)           --        (0.01)
 Year Ended September 30, 2001...   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)
 Year Ended September 30, 2000...   $ 1.00         0.05              --            0.05        (0.05)           --        (0.05)
 Year Ended September 30, 1999...   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)
U.S. TREASURY MONEY MARKET FUND
 Year Ended September 30, 2003...   $ 1.00           --(d)           --              --(d)        --(d)         --           --(d)
 Year Ended September 30, 2002...   $ 1.00         0.01              --            0.01        (0.01)           --        (0.01)
 Year Ended September 30, 2001...   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)
 Year Ended September 30, 2000...   $ 1.00         0.05              --            0.05        (0.05)           --        (0.05)
 Year Ended September 30, 1999...   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)
CAPITAL MANAGER CONSERVATIVE
 GROWTH FUND
 Year Ended September 30, 2003...   $ 8.29         0.18            0.57            0.75        (0.16)        (0.04)       (0.20)
 Year Ended September 30, 2002...   $ 9.12         0.23           (0.68)          (0.45)       (0.20)        (0.18)       (0.38)
 Year Ended September 30, 2001...   $10.71         0.28           (0.99)          (0.71)       (0.30)        (0.58)       (0.88)
 Year Ended September 30, 2000...   $10.39         0.38            0.54            0.92        (0.38)        (0.22)       (0.60)
 Year Ended September 30, 1999...   $10.05         0.30            0.52            0.82        (0.31)        (0.17)       (0.48)
CAPITAL MANAGER MODERATE GROWTH
 FUND
 Year Ended September 30, 2003...   $ 7.47         0.08            0.82            0.90        (0.08)        (0.01)       (0.09)
 Year Ended September 30, 2002...   $ 8.82         0.12           (0.99)          (0.87)       (0.11)        (0.37)       (0.48)
 Year Ended September 30, 2001...   $11.25         0.23           (1.70)          (1.47)       (0.24)        (0.72)       (0.96)
 Year Ended September 30, 2000...   $10.65         0.31            0.89            1.20        (0.31)        (0.29)       (0.60)
 Year Ended September 30, 1999...   $ 9.85         0.22            1.06            1.28        (0.23)        (0.25)       (0.48)
CAPITAL MANAGER GROWTH FUND
 Year Ended September 30, 2003...   $ 6.87         0.04            0.94            0.98        (0.04)           --        (0.04)
 Year Ended September 30, 2002...   $ 8.46         0.03           (1.20)          (1.17)       (0.02)        (0.40)       (0.42)
 Year Ended September 30, 2001...   $11.66         0.16           (2.43)          (2.27)       (0.16)        (0.77)       (0.93)
 Year Ended September 30, 2000...   $10.79         0.25            1.24            1.49        (0.26)        (0.36)       (0.62)
 Year Ended September 30, 1999...   $ 9.67         0.15            1.46            1.61        (0.17)        (0.32)       (0.49)
CAPITAL MANAGER EQUITY FUND
 Year Ended September 30, 2003...   $ 7.36           --(c)(d)        1.15          1.15        (0.01)        (0.05)       (0.06)
 Year Ended September 30, 2002...   $ 8.96        (0.02)          (1.58)          (1.60)          --            --           --
 March 19, 2001 to September 30,
   2001 (a)......................   $10.00           --(d)        (1.03)          (1.03)       (0.01)           --        (0.01)

------------

 * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.

 ** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a) Period from commencement of operations.

(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30. The financial highlights for the periods prior to February 1, 2001 represents the OVB West Virginia Tax-Exempt Income Portfolio.

(c) Per share net investment income (loss) has been calculated using the average daily shares method.

(d) Amount is less than $0.005.

(e) Not Annualized.

(f) Annualized.

                                                           CLASS A SHARES

                                                    RATIOS/SUPPLEMENTARY DATA
                               --------------------------------------------------------------------
                                                           RATIO OF NET
    NET ASSET   TOTAL RETURN   NET ASSETS,    RATIO OF      INVESTMENT      RATIO OF
     VALUE,      (EXCLUDES       END OF      EXPENSES TO   INCOME (LOSS)   EXPENSES TO
     END OF        SALES         PERIOD      AVERAGE NET    TO AVERAGE     AVERAGE NET   PORTFOLIO
     PERIOD       CHARGE)         (000)        ASSETS       NET ASSETS       ASSETS*     TURNOVER**
    ---------   ------------   -----------   -----------   -------------   -----------   ----------
     $10.23          5.09%(e)   $  1,877        0.62%(f)        2.50%(f)      1.65%(f)     42.87%
     $10.15          3.32%(e)   $    482        0.72%(f)        2.22%(f)      2.24%(f)     40.16%
     $10.81          3.04%      $ 25,323        0.92%           3.11%         1.42%        44.56%
     $10.86          7.46%      $ 23,828        0.93%           3.41%         1.43%        20.39%
     $10.54          9.69%      $ 18,718        0.93%           3.66%         1.43%        47.35%
     $ 9.97          5.04%      $ 11,403        0.95%           4.12%         1.46%        80.33%
     $ 9.89         (1.53)%     $ 13,677        0.95%           3.95%         1.47%        39.70%
     $10.88          3.29%      $  4,680        0.86%           3.14%         1.43%        32.04%
     $10.87          7.67%      $  4,128        0.83%           3.52%         1.48%        21.81%
     $10.46          9.67%      $  2,143        0.87%           3.73%         1.52%        36.67%
     $ 9.90          5.10%      $  1,251        0.90%           3.97%         1.72%        84.20%
     $ 9.80         (2.09)%     $  1,160        0.97%           3.72%         1.91%        71.96%
     $11.96          3.24%      $  7,447        0.92%           3.14%         1.42%        34.17%
     $11.99          7.36%      $  3,041        0.96%           3.45%         1.46%        13.12%
     $11.57          9.58%      $    714        0.90%           3.71%         1.40%        31.28%
     $10.96          5.22%      $    180        0.93%           4.15%         1.40%        64.45%
     $10.86         (0.66)%(e)  $     74        1.00%(f)        4.05%(f)      1.51%(f)     27.05%
     $10.20          3.41%      $ 11,541        0.98%           3.23%         1.01%        25.59%
     $10.35          7.61%      $ 10,029        0.97%           3.78%         1.13%        61.44%
     $10.01          3.67%(e)   $  7,992        0.88%(f)        4.40%(f)      1.05%(f)     15.75%
     $ 9.92         13.42%      $  9,235        0.97%           4.86%         1.08%         7.00%
     $ 9.18         (5.39)%     $  8,790        0.97%           4.65%         1.02%        10.00%
     $10.26          5.11%      $  9,477        0.97%           4.52%         1.04%        14.00%
     $ 1.00          0.48%      $459,375        0.98%           0.47%         1.19%           --
     $ 1.00          1.21%      $416,782        1.05%           1.20%         1.23%           --
     $ 1.00          4.42%      $396,119        1.01%           4.22%         1.24%           --
     $ 1.00          5.35%      $277,219        1.00%           5.68%         1.25%           --
     $ 1.00          4.42%      $  5,395        0.80%           4.34%         1.39%           --
     $ 1.00          0.30%      $135,059        0.99%           0.32%         1.20%           --
     $ 1.00          1.01%      $197,830        1.05%           1.01%         1.24%           --
     $ 1.00          4.20%      $208,914        1.03%           4.08%         1.23%           --
     $ 1.00          4.98%      $170,380        1.00%           5.11%         1.23%           --
     $ 1.00          4.08%      $ 42,241        0.84%           4.00%         1.23%           --
     $ 8.84          9.09%      $  2,579        0.78%           1.86%         1.23%        33.03%
     $ 8.29         (5.18)%     $  1,198        0.79%           2.25%         1.24%         6.29%
     $ 9.12         (7.10)%     $    555        0.78%           2.87%         1.23%        35.75%
     $10.71          9.08%      $    293        0.66%           3.55%         1.10%        38.27%
     $10.39          8.19%      $    532        0.62%           2.95%         1.07%        16.45%
     $ 8.28         12.13%      $  8,054        0.75%           1.11%         1.20%        21,46%
     $ 7.47        (10.76)%     $  3,194        0.81%           1.26%         1.26%        14.56%
     $ 8.82        (14.00)%     $  2,206        0.78%           2.14%         1.23%        24.24%
     $11.25         11.35%      $  1,318        0.74%           2.67%         1.19%        46.69%
     $10.65         13.07%      $  1,635        0.68%           1.93%         1.13%        17.33%
     $ 7.81         14.22%      $  4,660        0.80%           0.59%         1.25%        17.80%
     $ 6.87        (14.82)%     $  2,700        0.87%           0.39%         1.32%         8.38%
     $ 8.46        (20.86)%     $  2,511        0.84%           1.35%         1.29%        27.33%
     $11.66         14.02%      $  1,606        0.70%           2.24%         1.14%        43.28%
     $10.79         16.81%      $    990        0.69%           1.24%         1.14%        17.93%
     $ 8.45         15.61%      $  1,225        0.95%           0.05%         1.40%         8.30%
     $ 7.36        (17.86)%     $    645        0.90%          (0.15)%        1.35%         5.75%
     $ 8.96        (10.35)%(e)  $    185        1.12%(f)       (0.28)%(f)     1.57%(f)     10.10%

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                          INVESTMENT ACTIVITIES                           DIVIDENDS
                                                 ----------------------------------------   -------------------------------------
                                                              NET REALIZED/
                                                                UNREALIZED                               NET REALIZED
                                     NET ASSET      NET       GAINS (LOSSES)                               GAINS ON
                                      VALUE,     INVESTMENT   ON INVESTMENTS   TOTAL FROM      NET       INVESTMENTS
                                     BEGINNING     INCOME      AND FOREIGN     INVESTMENT   INVESTMENT   AND FOREIGN      TOTAL
                                     OF PERIOD     (LOSS)       CURRENCIES     ACTIVITIES     INCOME      CURRENCIES    DIVIDENDS
                                     ---------   ----------   --------------   ----------   ----------   ------------   ---------
    LARGE COMPANY VALUE FUND
     Year Ended September 30,
       2003........................   $12.75         0.12           2.01           2.13        (0.13)           --        (0.13)
     Year Ended September 30,
       2002........................   $16.68         0.06          (3.44)         (3.38)       (0.07)        (0.48)       (0.55)
     Year Ended September 30,
       2001........................   $18.47         0.09          (0.89)         (0.80)       (0.10)        (0.89)       (0.99)
     Year Ended September 30,
       2000........................   $19.51         0.35           0.56           0.91        (0.36)        (1.59)       (1.95)
     Year Ended September 30,
       1999........................   $18.42         0.11           1.90           2.01        (0.11)        (0.81)       (0.92)
    LARGE COMPANY GROWTH FUND
     Year Ended September 30,
       2003........................   $ 6.36        (0.08)(b)       1.08           1.00           --            --           --
     Year Ended September 30,
       2002........................   $ 7.93        (0.12)         (1.45)         (1.57)          --            --           --
     Year Ended September 30,
       2001........................   $14.47        (0.11)         (5.45)         (5.56)          --         (0.98)       (0.98)
     Year Ended September 30,
       2000........................   $11.82        (0.17)          3.56           3.39           --         (0.74)       (0.74)
     Year Ended September 30,
       1999........................   $ 9.58        (0.12)          2.92           2.80           --         (0.56)       (0.56)
    MID CAP VALUE FUND
     Year Ended September 30,
       2003........................   $10.90         0.07(b)        2.03           2.10        (0.09)           --        (0.09)
     Year Ended September 30,
       2002........................   $13.10         0.08          (1.03)         (0.95)       (0.10)        (1.15)       (1.25)
     July 25, 2001 to September 30,
       2001 (a)....................   $14.14         0.03          (1.02)         (0.99)       (0.05)           --        (0.05)
    MID CAP GROWTH FUND
     Year Ended September 30,
       2003........................   $ 8.00        (0.13)          1.81           1.68           --            --           --
     Year Ended September 30,
       2002........................   $ 9.79        (0.14)(b)      (1.02)         (1.16)          --         (0.63)       (0.63)
     July 25, 2001 to September 30,
       2001 (a)....................   $11.20        (0.01)         (1.40)         (1.41)          --            --           --
    SMALL COMPANY VALUE FUND
     May 19, 2003 to September 30,
       2003 (a)....................   $10.00        (0.04)(b)       1.44           1.40           --            --           --
    SMALL COMPANY GROWTH FUND
     Year Ended September 30,
       2003........................   $ 8.78        (0.18)(b)       2.08           1.90           --            --           --
     Year Ended September 30,
       2002........................   $11.43        (0.25)(b)      (2.40)         (2.65)          --            --           --
     Year Ended September 30,
       2001........................   $33.53        (0.31)        (15.45)        (15.76)          --         (6.34)       (6.34)
     Year Ended September 30,
       2000........................   $24.21        (0.49)         12.81          12.32           --         (3.00)       (3.00)
     Year Ended September 30,
       1999........................   $17.13        (0.41)          7.49           7.08           --            --           --
    INTERNATIONAL EQUITY FUND
     Year Ended September 30,
       2003........................   $ 6.07        (0.02)(b)       0.54           0.52        (0.02)           --        (0.02)
     Year Ended September 30,
       2002........................   $ 7.19        (0.07)(b)      (1.05)         (1.12)          --            --           --
     Year Ended September 30,
       2001........................   $12.24        (0.07)         (2.96)         (3.03)          --         (2.02)       (2.02)
     Year Ended September 30,
       2000........................   $12.34        (0.15)          0.68           0.53           --         (0.63)       (0.63)
     Year Ended September 30,
       1999........................   $ 9.85        (0.10)          2.77           2.67        (0.01)        (0.17)       (0.18)
    SPECIAL OPPORTUNITIES EQUITY
     FUND
     June 2, 2003 to September 30,
       2003 (a)....................   $10.00        (0.02)          0.52           0.50           --            --           --
    INTERMEDIATE U.S. GOVERNMENT
     FUND
     Year Ended September 30,
       2003........................   $10.73         0.27          (0.07)          0.20        (0.31)        (0.09)       (0.40)
     Year Ended September 30,
       2002........................   $10.35         0.39(c)        0.41(c)        0.80        (0.42)           --        (0.42)
     Year Ended September 30,
       2001........................   $ 9.69         0.45           0.65           1.10        (0.44)           --        (0.44)
     Year Ended September 30,
       2000........................   $ 9.68         0.45           0.04           0.49        (0.45)        (0.03)       (0.48)
     Year Ended September 30,
       1999........................   $10.54         0.43          (0.75)         (0.32)       (0.43)        (0.11)       (0.54)
    INTERMEDIATE CORPORATE BOND
     FUND
     Year Ended September 30,
       2003........................   $10.34         0.39           0.40           0.79        (0.41)           --        (0.41)
     Year Ended September 30,
       2002........................   $10.57         0.45(d)       (0.04)(d)       0.41        (0.47)        (0.17)       (0.64)
     Year Ended September 30,
       2001........................   $ 9.98         0.52           0.59           1.11        (0.52)           --        (0.52)
     December 2, 1999 to September
       30, 2000 (a)................   $10.00         0.44          (0.02)          0.42        (0.44)           --        (0.44)

   ---------------
   * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.

   ** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (a)  Period from commencement of operations.

   (b) Per share net investment income (loss) has been calculated using the average daily shares method.

   (c) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.41, $0.39 and 3.99%, respectively.

   (d) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.46, $(0.05), and 4.51%, respectively.

   (e)  Not Annualized.

   (f)  Annualized.

                                                           CLASS B SHARES

                                                        RATIO/SUPPLEMENTARY DATA
                                   -------------------------------------------------------------------
                                                               RATIO OF NET
                                                                INVESTMENT
        NET ASSET   TOTAL RETURN   NET ASSETS,    RATIO OF        INCOME       RATIO OF
         VALUE,      (EXCLUDES       END OF      EXPENSES TO    (LOSS) TO     EXPENSES TO
         END OF        SALES         PERIOD        AVERAGE     AVERAGE NET      AVERAGE     PORTFOLIO
         PERIOD       CHARGE)         (000)      NET ASSETS       ASSETS      NET ASSETS*   TURNOVER**
        ---------   ------------   -----------   -----------   ------------   -----------   ----------
         $14.75         16.74%       $26,215        1.91%          0.92%         2.05%         18.89%
         $12.75        (21.14)%      $24,849        1.98%          0.36%         2.12%         23.02%
         $16.68         (4.51)%      $33,489        1.99%          0.48%         2.13%         24.20%
         $18.47          4.88%       $36,078        1.92%          1.90%         2.10%         23.85%
         $19.51         10.73%       $38,590        1.84%          0.47%         2.08%         13.52%
         $ 7.36         15.72%       $14,217        1.93%         (1.10)%        2.07%         91.73%
         $ 6.36        (19.80)%      $13,040        2.03%         (1.32)%        2.17%        100.46%
         $ 7.93        (40.82)%      $17,089        2.05%         (1.24)%        2.19%         96.41%
         $14.47         29.22%       $27,172        1.99%         (1.18)%        2.16%         76.76%
         $11.82         29.97%       $12,289        1.97%         (1.08)%        2.21%         67.59%
         $12.91         19.31%       $ 2,071        1.95%          0.58%         2.10%         18.28%
         $10.90         (8.80)%      $ 1,158        1.91%          0.63%         2.12%         18.20%
         $13.10         (6.56)%(e)   $    99        1.87%(f)       2.22%(f)      2.21%(f)      27.04%
         $ 9.68         21.00%       $ 1,030        1.95%         (1.73)%        2.11%        125.97%
         $ 8.00        (13.20)%      $   507        1.76%         (1.52)%        2.07%        117.06%
         $ 9.79        (12.59)%(e)   $    48        2.11%(f)      (1.91)%(f)     2.33%(f)      90.11%
         $11.40         14.00%(e)    $    29        2.69%(f)      (0.93)%(f)     2.69%(f)      48.84%
         $10.68         21.64%       $ 7,520        2.37%         (1.95)%        2.37%        197.85%
         $ 8.78        (23.18)%      $ 6,703        2.48%         (2.18)%        2.48%        292.94%
         $11.43        (55.33)%      $ 9,356        2.48%         (1.62)%        2.48%        286.49%
         $33.53         53.29%       $20,707        2.41%         (1.49)%        2.41%        206.16%
         $24.21         41.25%       $11,054        2.55%         (1.98)%        2.55%        184.39%
         $ 6.57          8.63%       $ 2,012        2.40%         (0.37)%        2.41%        199.78%
         $ 6.07        (15.58)%      $ 2,056        2.43%         (1.01)%        2.43%         95.86%
         $ 7.19        (29.11)%      $ 2,680        2.49%         (1.19)%        2.49%        144.35%
         $12.24          3.88%       $ 3,861        2.51%         (0.99)%        2.51%        179.44%
         $12.34         27.46%       $ 2,378        2.56%         (0.84)%        2.56%         82.00%
         $10.50          5.00%(e)    $ 4,360        1.80%(f)      (1.16)%(f)     2.50%(f)      13.24%
         $10.53          1.86%       $ 7,869        1.82%          2.42%         1.92%        209.07%
         $10.73          7.96%       $ 5,981        1.85%          3.81%(c)      1.95%         79.36%
         $10.35         11.61%       $ 4,310        1.86%          4.38%         1.96%         84.76%
         $ 9.69          5.31%       $ 2,329        1.83%          4.71%         1.93%        103.41%
         $ 9.68         (3.13)%      $ 2,679        1.83%          4.28%         1.93%         73.46%
         $10.72          7.77%       $ 6,358        1.83%          3.61%         1.94%         43.98%
         $10.34          4.18%       $ 4,465        1.84%          4.39%(d)      1.99%         69.15%
         $10.57         11.41%       $ 1,976        1.73%          4.95%         1.90%        142.35%
         $ 9.98          4.41%(e)    $    70        1.75%(f)       5.34%(f)      2.03%(f)     186.79%

OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                         INVESTMENT ACTIVITIES              DIVIDENDS
                                                              -------------------------------------------   ----------
                                                  NET ASSET                   NET REALIZED/
                                                   VALUE,          NET          UNREALIZED     TOTAL FROM      NET
                                                  BEGINNING    INVESTMENT     GAINS (LOSSES)   INVESTMENT   INVESTMENT
                                                  OF PERIOD   INCOME (LOSS)   ON INVESTMENTS   ACTIVITIES     INCOME
                                                  ---------   -------------   --------------   ----------   ----------
PRIME MONEY MARKET FUND
  Year Ended September 30, 2003.................   $ 1.00            --(b)            --             --(b)        --(b)
  Year Ended September 30, 2002.................   $ 1.00          0.01               --(b)        0.01        (0.01)
  Year Ended September 30, 2001.................   $ 1.00          0.04               --           0.04        (0.04)
  Year Ended September 30, 2000.................   $ 1.00          0.05               --           0.05        (0.05)
  Year Ended September 30, 1999.................   $ 1.00          0.04               --           0.04        (0.04)
U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30, 2003.................   $ 1.00            --(b)            --             --(b)        --(b)
  Year Ended September 30, 2002.................   $ 1.00          0.01               --           0.01        (0.01)
  Year Ended September 30, 2001.................   $ 1.00          0.04               --           0.04        (0.04)
  Year Ended September 30, 2000.................   $ 1.00          0.04               --           0.04        (0.04)
  Year Ended September 30, 1999.................   $ 1.00          0.03               --           0.03        (0.03)
CAPITAL MANAGER CONSERVATIVE GROWTH FUND
  Year Ended September 30, 2003.................   $ 8.29          0.11             0.59           0.70        (0.10)
  Year Ended September 30, 2002.................   $ 9.13          0.15            (0.67)         (0.52)       (0.14)
  Year Ended September 30, 2001.................   $10.71          0.22            (0.98)         (0.76)       (0.24)
  Year Ended September 30, 2000.................   $10.39          0.29             0.56           0.85        (0.31)
  January 29, 1999 to September 30, 1999 (a)....   $10.54          0.21            (0.15)          0.06        (0.21)
CAPITAL MANAGER MODERATE GROWTH FUND
  Year Ended September 30, 2003.................   $ 7.41          0.04             0.80           0.84        (0.09)
  Year Ended September 30, 2002.................   $ 8.75          0.05            (0.97)         (0.92)       (0.05)
  Year Ended September 30, 2001.................   $11.21          0.19            (1.74)         (1.55)       (0.19)
  Year Ended September 30, 2000.................   $10.64          0.22             0.88           1.10        (0.24)
  January 29, 1999 to September 30, 1999 (a)....   $10.64          0.14               --           0.14        (0.14)
CAPITAL MANAGER GROWTH FUND
  Year Ended September 30, 2003.................   $ 6.80         (0.01)            0.91           0.90           --(b)
  Year Ended September 30, 2002.................   $ 8.42         (0.01)           (1.21)         (1.22)          --
  Year Ended September 30, 2001.................   $11.64          0.09            (2.42)         (2.33)       (0.12)
  Year Ended September 30, 2000.................   $10.79          0.17             1.24           1.41        (0.20)
  January 29, 1999 to September 30, 1999 (a)....   $10.69          0.10             0.10           0.20        (0.10)
CAPITAL MANAGER EQUITY FUND
  Year Ended September 30, 2003.................   $ 7.28         (0.05)(c)         1.12           1.07           --
  Year Ended September 30, 2002.................   $ 8.93         (0.04)           (1.61)         (1.65)          --
  March 19, 2001 to September 30, 2001 (a)......   $10.00         (0.02)           (1.05)         (1.07)          --

                                                       DIVIDENDS
                                                  --------------------

                                                    NET
                                                  REALIZED     TOTAL
                                                   GAINS     DIVIDENDS
                                                  --------   ---------
PRIME MONEY MARKET FUND
  Year Ended September 30, 2003.................       --         --(b)
  Year Ended September 30, 2002.................       --      (0.01)
  Year Ended September 30, 2001.................       --      (0.04)
  Year Ended September 30, 2000.................       --      (0.05)
  Year Ended September 30, 1999.................       --      (0.04)
U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30, 2003.................       --         --(b)
  Year Ended September 30, 2002.................       --      (0.01)
  Year Ended September 30, 2001.................       --      (0.04)
  Year Ended September 30, 2000.................       --      (0.04)
  Year Ended September 30, 1999.................       --      (0.03)
CAPITAL MANAGER CONSERVATIVE GROWTH FUND
  Year Ended September 30, 2003.................    (0.04)     (0.14)
  Year Ended September 30, 2002.................    (0.18)     (0.32)
  Year Ended September 30, 2001.................    (0.58)     (0.82)
  Year Ended September 30, 2000.................    (0.22)     (0.53)
  January 29, 1999 to September 30, 1999 (a)....       --      (0.21)
CAPITAL MANAGER MODERATE GROWTH FUND
  Year Ended September 30, 2003.................    (0.01)     (0.10)
  Year Ended September 30, 2002.................    (0.37)     (0.42)
  Year Ended September 30, 2001.................    (0.72)     (0.91)
  Year Ended September 30, 2000.................    (0.29)     (0.53)
  January 29, 1999 to September 30, 1999 (a)....       --      (0.14)
CAPITAL MANAGER GROWTH FUND
  Year Ended September 30, 2003.................       --         --(b)
  Year Ended September 30, 2002.................    (0.40)     (0.40)
  Year Ended September 30, 2001.................    (0.77)     (0.89)
  Year Ended September 30, 2000.................    (0.36)     (0.56)
  January 29, 1999 to September 30, 1999 (a)....       --      (0.10)
CAPITAL MANAGER EQUITY FUND
  Year Ended September 30, 2003.................    (0.05)     (0.05)
  Year Ended September 30, 2002.................       --         --
  March 19, 2001 to September 30, 2001 (a)......       --         --

------------
 * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.

 ** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

 (a) Period from commencement of operations.

(b) Amount is less than $0.005.

 (c) Per share net investment loss has been calculated using the average daily shares method.

(d) Not Annualized.

 (e) Annualized.

                                                           CLASS B SHARES

                                                                      RATIOS/SUPPLEMENTARY DATA
                                       ----------------------------------------------------------------------------------------
                                                                               RATIO OF NET
                       TOTAL RETURN     NET ASSETS,     RATIO OF EXPENSES   INVESTMENT INCOME    RATIO OF EXPENSES
    NET ASSET VALUE,     (EXCLUDES     END OF PERIOD       TO AVERAGE       (LOSS) TO AVERAGE       TO AVERAGE       PORTFOLIO
     END OF PERIOD     SALES CHARGE)       (000)           NET ASSETS           NET ASSETS          NET ASSETS*      TURNOVER**
    ----------------   -------------   --------------   -----------------   ------------------   -----------------   ----------
         $ 1.00             0.15%         $ 2,543             1.32%                0.16%               1.69%              --
         $ 1.00             0.60%         $ 2,730             1.67%                0.70%               1.77%              --
         $ 1.00             3.80%         $84,446             1.61%                3.58%               1.74%              --
         $ 1.00             4.65%         $41,644             1.63%                4.76%               1.80%              --
         $ 1.00             3.64%         $ 9,391             1.56%                3.58%               1.89%              --
         $ 1.00             0.16%         $ 1,126             1.12%                0.15%               1.70%              --
         $ 1.00             0.39%         $ 1,121             1.69%                0.48%               1.77%              --
         $ 1.00             3.56%         $18,449             1.63%                3.36%               1.73%              --
         $ 1.00             4.28%         $10,425             1.63%                4.43%               1.73%              --
         $ 1.00             3.31%         $ 2,264             1.59%                3.25%               1.73%              --
         $ 8.85             8.45%         $ 3,150             1.53%                1.07%               1.73%           33.03%
         $ 8.29            (5.94)%        $ 1,682             1.53%                1.49%               1.73%            6.29%
         $ 9.13            (7.50)%        $   916             1.58%                1.85%               1.78%           35.75%
         $10.71             8.31%         $   150             1.41%                2.75%               1.60%           38.27%
         $10.39             0.59%(d)      $   110             1.35%(e)             3.92%(e)            1.75%(e)        16.45%
         $ 8.15            11.29%         $ 8,929             1.50%                0.35%               1.70%           21.46%
         $ 7.41           (11.35)%        $ 4,384             1.56%                0.52%               1.76%           14.56%
         $ 8.75           (14.82)%        $ 3,096             1.55%                1.05%               1.75%           24.24%
         $11.21            10.45%         $   542             1.54%                1.94%               1.69%           46.69%
         $10.64             1.29%(d)      $   197             1.47%(e)             2.54%(e)            1.78%(e)        17.33%
         $ 7.70            13.31%         $ 9,142             1.55%               (0.16)%              1.75%           17.80%
         $ 6.80           (15.53)%        $ 5,712             1.62%               (0.35)%              1.82%            8.38%
         $ 8.42           (21.44)%        $ 4,720             1.60%                0.45%               1.80%           27.33%
         $11.64            13.23%         $ 1,993             1.45%                1.49%               1.64%           43.28%
         $10.79             1.87%(d)      $   163             1.94%(e)             1.16%(e)            2.14%(e)        17.93%
         $ 8.30            14.74%         $ 2,475             1.70%               (0.69)%              1.90%            8.30%
         $ 7.28           (18.48)%        $ 1,302             1.67%               (0.94)%              1.87%            5.75%
         $ 8.93           (10.70)%(d)     $   754             1.93%(e)            (1.05)%(e)           2.13%(e)        10.10%

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                        INVESTMENT ACTIVITIES             DIVIDENDS
                                                               ----------------------------------------   ----------
                                                                            NET REALIZED/
                                                                              UNREALIZED
                                                  NET ASSET       NET       GAINS (LOSSES)
                                                    VALUE,     INVESTMENT   ON INVESTMENTS   TOTAL FROM      NET
                                                  BEGINNING      INCOME      AND FOREIGN     INVESTMENT   INVESTMENT
                                                  OF PERIOD      (LOSS)       CURRENCIES     ACTIVITIES     INCOME
                                                  ----------   ----------   --------------   ----------   ----------
LARGE COMPANY VALUE FUND
  Year Ended September 30, 2003.................    $12.74         0.13           1.99           2.12        (0.13)
  Year Ended September 30, 2002.................    $16.67         0.08          (3.45)         (3.37)       (0.08)
  February 1, 2001 to September 30, 2001 (a)....    $18.15         0.06          (1.47)         (1.41)       (0.07)
LARGE COMPANY GROWTH FUND
  Year Ended September 30, 2003.................    $ 6.37        (0.08)(b)       1.08           1.00           --
  Year Ended September 30, 2002.................    $ 7.94        (0.10)(b)      (1.47)         (1.57)          --
  February 1, 2001 to September 30, 2001 (a)....    $11.75        (0.06)         (3.75)         (3.81)          --
MID CAP VALUE FUND
  Year Ended September 30, 2003.................    $10.90         0.07(b)        2.04           2.11        (0.09)
  Year Ended September 30, 2002.................    $13.11         0.08          (1.04)         (0.96)       (0.10)
  July 25, 2001 to September 30, 2001 (a).......    $14.14         0.03          (1.03)         (1.00)       (0.03)
MID CAP GROWTH FUND
  Year Ended September 30, 2003.................    $ 8.00        (0.15)          1.84           1.69           --
  Year Ended September 30, 2002.................    $ 9.79        (0.15)(b)      (1.01)         (1.16)          --
  July 25, 2001 to September 30, 2001 (a).......    $11.20        (0.01)         (1.40)         (1.41)          --
SMALL COMPANY VALUE FUND
  May 19, 2003 to September 30, 2003 (a)........    $10.00        (0.05)(b)       1.45           1.40           --
SMALL COMPANY GROWTH FUND
  Year Ended September 30, 2003.................    $ 8.79        (0.18)(b)       2.09           1.91           --
  Year Ended September 30, 2002.................    $11.45        (0.23)(b)      (2.43)         (2.66)          --
  February 1, 2001 to September 30, 2001 (a)....    $19.98        (0.08)         (8.45)         (8.53)          --
INTERNATIONAL EQUITY FUND
  Year Ended September 30, 2003.................    $ 6.07        (0.07)(b)       0.60           0.53        (0.02)
  Year Ended September 30, 2002.................    $ 7.20        (0.07)         (1.06)         (1.13)          --
  February 1, 2001 to September 30, 2001 (a)....    $10.03        (0.02)         (2.81)         (2.83)          --
SPECIAL OPPORTUNITIES EQUITY FUND
  June 2, 2003 to September 30, 2003 (a)........    $10.00        (0.02)          0.52           0.50           --
INTERMEDIATE U.S. GOVERNMENT FUND
  Year Ended September 30, 2003.................    $10.74         0.26          (0.07)          0.19        (0.31)
  Year Ended September 30, 2002.................    $10.35         0.38(c)        0.43(c)        0.81        (0.42)
  February 1, 2001 to September 30, 2001 (a)....    $10.10         0.35           0.25           0.60        (0.35)
INTERMEDIATE CORPORATE BOND FUND
  Year Ended September 30, 2003.................    $10.33         0.39           0.41           0.80        (0.41)
  Year Ended September 30, 2002.................    $10.56         0.43(b)(d)         --(d)      0.43        (0.49)
  February 1, 2001 to September 30, 2001 (a)....    $10.39         0.35           0.17           0.52        (0.35)

                                                         DIVIDENDS
                                                  ------------------------

                                                  NET REALIZED
                                                    GAINS ON
                                                  INVESTMENTS
                                                  AND FOREIGN      TOTAL
                                                   CURRENCIES    DIVIDENDS
                                                  ------------   ---------
LARGE COMPANY VALUE FUND
  Year Ended September 30, 2003.................         --        (0.13)
  Year Ended September 30, 2002.................      (0.48)       (0.56)
  February 1, 2001 to September 30, 2001 (a)....         --        (0.07)
LARGE COMPANY GROWTH FUND
  Year Ended September 30, 2003.................         --           --
  Year Ended September 30, 2002.................         --           --
  February 1, 2001 to September 30, 2001 (a)....         --           --
MID CAP VALUE FUND
  Year Ended September 30, 2003.................         --        (0.09)
  Year Ended September 30, 2002.................      (1.15)       (1.25)
  July 25, 2001 to September 30, 2001 (a).......         --        (0.03)
MID CAP GROWTH FUND
  Year Ended September 30, 2003.................         --           --
  Year Ended September 30, 2002.................      (0.63)       (0.63)
  July 25, 2001 to September 30, 2001 (a).......         --           --
SMALL COMPANY VALUE FUND
  May 19, 2003 to September 30, 2003 (a)........         --           --
SMALL COMPANY GROWTH FUND
  Year Ended September 30, 2003.................         --           --
  Year Ended September 30, 2002.................         --           --
  February 1, 2001 to September 30, 2001 (a)....         --           --
INTERNATIONAL EQUITY FUND
  Year Ended September 30, 2003.................         --        (0.02)
  Year Ended September 30, 2002.................         --           --
  February 1, 2001 to September 30, 2001 (a)....         --           --
SPECIAL OPPORTUNITIES EQUITY FUND
  June 2, 2003 to September 30, 2003 (a)........         --           --
INTERMEDIATE U.S. GOVERNMENT FUND
  Year Ended September 30, 2003.................      (0.09)       (0.40)
  Year Ended September 30, 2002.................         --        (0.42)
  February 1, 2001 to September 30, 2001 (a)....         --        (0.35)
INTERMEDIATE CORPORATE BOND FUND
  Year Ended September 30, 2003.................         --        (0.41)
  Year Ended September 30, 2002.................      (0.17)       (0.66)
  February 1, 2001 to September 30, 2001 (a)....         --        (0.35)

------------
 * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.

 ** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a) Period from commencement of operations.

(b) Per share net investment income (loss) has been calculated using the average daily shares method.

(c) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.40, $0.41, and 3.99%, respectively.

(d) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.44, $(0.01), and 4.40%, respectively.

(e) Not annualized.

 (f) Annualized.

                                                           CLASS C SHARES

                                                                      RATIOS/SUPPLEMENTARY DATA
                                       ----------------------------------------------------------------------------------------
                                                                               RATIO OF NET
                       TOTAL RETURN     NET ASSETS,     RATIO OF EXPENSES   INVESTMENT INCOME    RATIO OF EXPENSES
    NET ASSET VALUE,     (EXCLUDES     END OF PERIOD       TO AVERAGE       (LOSS) TO AVERAGE       TO AVERAGE       PORTFOLIO
     END OF PERIOD     SALES CHARGE)       (000)           NET ASSETS           NET ASSETS          NET ASSETS*      TURNOVER**
    ----------------   -------------   --------------   -----------------   ------------------   -----------------   ----------
         $14.73            16.72%          $  122             1.92%                0.90%               2.06%            18.89%
         $12.74           (21.10)%         $   52             1.94%                0.41%               2.08%            23.02%
         $16.67            (7.80)%(e)      $   13             2.03%(f)             0.36%(f)            2.16%(f)         24.20%
         $ 7.37            15.70%          $   31             1.93%               (1.10)%              2.06%            91.73%
         $ 6.37           (19.77)%         $   37             1.98%               (1.23)%              2.12%           100.46%
         $ 7.94           (32.43)%(e)      $    8             2.04%(f)            (1.34)%(f)           2.18%(f)         96.41%
         $12.92            19.40%          $  484             1.95%                0.61%               2.10%            18.28%
         $10.90            (8.86)%         $  300             1.91%                0.65%               2.12%            18.20%
         $13.11            (7.07)%(e)      $    1             2.15%(f)             1.08%(f)            2.52%(f)         27.04%
         $ 9.69            21.13%          $  164             1.95%               (1.71)%              2.11%           125.97%
         $ 8.00           (13.20)%         $  143             1.81%               (1.58)%              2.13%           117.06%
         $ 9.79           (13.13)%(e)      $    1             2.19%(f)            (1.91)%(f)           2.49%(f)         90.11%
         $11.40            14.00%(e)       $    1             2.64%(f)            (1.15)%(f)           2.64%(f)         48.84%
         $10.70            21.73%          $   50             2.37%               (1.95)%              2.37%           197.85%
         $ 8.79           (23.23)%         $   31             2.47%               (2.11)%              2.47%           292.94%
         $11.45           (42.69)%(e)      $    8             2.42%(f)            (1.99)%(f)           2.42%(f)        286.49%
         $ 6.58             8.80%          $    2             2.40%               (1.06)%              2.40%           199.78%
         $ 6.07           (15.69)%         $    7             2.43%               (0.98)%              2.43%            95.86%
         $ 7.20           (28.22)%(e)      $    6             2.40%(f)            (1.35)%(f)           2.40%(f)        144.35%
         $10.50             5.00%(e)       $4,052             1.80%(f)            (1.17)%(f)           2.52%(f)        13.2 4%
         $10.53             1.77%          $  836             1.82%                2.57%               1.92%           209.07%
         $10.74             8.05%          $1,313             1.79%                3.81%(c)            1.89%            79.36%
         $10.35             6.01%(e)       $   40             1.98%(f)             4.26%(f)            2.05%(f)         84.76%
         $10.72             7.86%          $  282             1.83%                3.61%               1.94%            43.98%
         $10.33             4.37%          $  318             1.89%                4.28%(d)            2.03%            69.15%
         $10.56             5.07%(e)       $   11             1.71%(f)             4.94%(f)            1.85%(f)        142.35%

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                        INVESTMENT ACTIVITIES                            DIVIDENDS
                                               ----------------------------------------   ---------------------------------------
                                   NET ASSET      NET       NET REALIZED/
                                    VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM      NET        NET REALIZED
                                   BEGINNING     INCOME     GAINS (LOSSES)   INVESTMENT   INVESTMENT      GAINS ON        TOTAL
                                   OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES     INCOME      INVESTMENTS     DIVIDENDS
                                   ---------   ----------   --------------   ----------   ----------   --------------   ---------
PRIME MONEY MARKET FUND
  Year Ended September 30,
    2003.........................   $ 1.00           --(b)          --(b)          --(b)        --(b)          --            --(b)
  January 30, 2002 to September
    30, 2002 (a).................   $ 1.00         0.01             --(b)        0.01        (0.01)            --         (0.01)
U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30,
    2003.........................   $ 1.00           --(b)          --(b)          --(b)        --(b)          --            --(b)
  January 30, 2002 to September
    30, 2002 (a).................   $ 1.00           --(b)          --             --           --(b)          --            --(b)
CAPITAL MANAGER CONSERVATIVE
  GROWTH FUND
  Year Ended September 30,
    2003.........................   $ 8.26         0.09           0.61           0.70        (0.10)         (0.04)        (0.14)
  Year Ended September 30,
    2002.........................   $ 9.10         0.17          (0.69)         (0.52)       (0.14)         (0.18)        (0.32)
  February 1, 2001 to September
    30, 2001 (a).................   $10.06         0.10          (0.93)         (0.83)       (0.13)            --         (0.13)
CAPITAL MANAGER MODERATE GROWTH
  FUND
  Year Ended September 30,
    2003.........................   $ 7.42         0.03           0.82           0.85        (0.08)         (0.01)        (0.09)
  Year Ended September 30,
    2002.........................   $ 8.77         0.04          (0.97)         (0.93)       (0.05)         (0.37)        (0.42)
  February 1, 2001 to September
    30, 2001 (a).................   $10.23         0.05          (1.45)         (1.40)       (0.06)            --         (0.06)
CAPITAL MANAGER GROWTH FUND
  Year Ended September 30,
    2003.........................   $ 6.80        (0.01)(c)       0.93           0.92        (0.01)            --         (0.01)
  Year Ended September 30,
    2002.........................   $ 8.41        (0.02)         (1.19)         (1.21)          --          (0.40)        (0.40)
  February 1, 2001 to September
    30, 2001 (a).................   $10.41        (0.01)         (1.98)         (1.99)       (0.01)            --         (0.01)
CAPITAL MANAGER EQUITY FUND
  Year Ended September 30,
    2003.........................   $ 7.26        (0.05)(c)       1.12           1.07           --(b)       (0.05)        (0.05)
  Year Ended September 30,
    2002.........................   $ 8.92        (0.12)         (1.54)         (1.66)          --             --            --
  March 19, 2001 to September 30,
    2001 (a).....................   $10.00        (0.06)         (1.02)         (1.08)          --             --            --

---------------

 * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.

 ** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a) Period from commencement of operations.

(b) Amount is less than $0.005.

(c) Per share net investment loss has been calculated using the average daily shares method.

(d) Not Annualized.

(e) Annualized.

                                                           CLASS C SHARES

                                                                 RATIOS/SUPPLEMENTARY DATA
                                 ------------------------------------------------------------------------------------------
                                                                           RATIO OF
    NET ASSET    TOTAL RETURN     NET ASSETS,         RATIO OF          NET INVESTMENT          RATIO OF
    VALUE, END     (EXCLUDES     END OF PERIOD      EXPENSES TO        INCOME (LOSS) TO        EXPENSES TO       PORTFOLIO
    OF PERIOD    SALES CHARGE)       (000)       AVERAGE NET ASSETS   AVERAGE NET ASSETS   AVERAGE NET ASSETS*   TURNOVER**
    ----------   -------------   -------------   ------------------   ------------------   -------------------   ----------
      $1.00           0.15%          $555               1.30%                0.14%                1.69%               --
      $1.00           0.28%(d)       $314               1.60%(e)             0.40%(e)             1.65%(e)            --
      $1.00           0.16%          $  8               1.12%                0.17%                1.70%               --
      $1.00           0.18%(d)       $ 10               1.60%(e)             0.27%(e)             1.64%(e)            --
      $8.82           8.50%          $148               1.53%                1.05%                1.73%            33.03%
      $8.26          (5.98)%         $ 62               1.52%                1.45%                1.72%             6.29%
      $9.10          (8.30)%(d)      $  2               1.71%(e)             1.58%(e)             1.73%(e)         35.75%
      $8.18          11.39%          $182               1.51%                0.40%                1.71%            21.46%
      $7.42         (11.40)%         $307               1.58%                0.53%                1.78%            14.56%
      $8.77          13.75%(d)       $178               1.55%(e)             0.74%(e)             1.75%(e)         24.24%
      $7.71          13.48%          $ 52               1.54%               (0.14)%               1.74%            17.80%
      $6.80         (15.43)%         $ 12               1.61%               (0.34)%               1.81%             8.38%
      $8.41         (19.16)%(d)      $  8               1.68%(e)            (0.30)%(e)            1.86%(e)         27.33%
      $8.28          14.78%          $ 28               1.73%               (0.66)%               1.92%             8.30%
      $7.26         (18.61)%         $  1               1.94%               (1.31)%               1.94%             5.75%
      $8.92         (10.80)%(d)      $  1               1.87%(e)            (1.12)%(e)            1.87%(e)         10.10%

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of reports and the SAI, Prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the fund at:

                                   BB&T Funds
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                           Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com

You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-6719.

RETAIL 02/04

                                  [BB&T LOGO]

                                   PROSPECTUS

                                  STOCK FUNDS
                            LARGE COMPANY VALUE FUND
                           LARGE COMPANY GROWTH FUND
                               MID CAP VALUE FUND
                              MID CAP GROWTH FUND
                            SMALL COMPANY VALUE FUND
                           SMALL COMPANY GROWTH FUND
                           INTERNATIONAL EQUITY FUND
                       SPECIAL OPPORTUNITIES EQUITY FUND

                               EQUITY INCOME FUND


                                   BOND FUNDS
                               TAXABLE BOND FUNDS
                           SHORT U.S. GOVERNMENT FUND
                       INTERMEDIATE U.S. GOVERNMENT FUND
                        INTERMEDIATE CORPORATE BOND FUND

                              TAX-FREE BOND FUNDS

                      KENTUCKY INTERMEDIATE TAX-FREE FUND

                      MARYLAND INTERMEDIATE TAX-FREE FUND
                   NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                   SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                      VIRGINIA INTERMEDIATE TAX-FREE FUND
                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                               MONEY MARKET FUNDS
                            PRIME MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND

                                 FUNDS OF FUNDS
                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                      CAPITAL MANAGER MODERATE GROWTH FUND
                          CAPITAL MANAGER GROWTH FUND
                          CAPITAL MANAGER EQUITY FUND

                              INSTITUTIONAL SHARES
                            (FORMERLY TRUST SHARES)


                                FEBRUARY 1, 2005


                                   QUESTIONS?

                              Call 1-800-228-1872
                       or your investment representative.

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

         BB&T FUNDS                                   TABLE OF CONTENTS


                                                      RISK/RETURN SUMMARY AND FUND EXPENSES

                                            [ICON]
-------------------------------------------------------------------------------------------------------------------------
Carefully review this important                           4  Overview
section, which summarizes each                            5  STOCK FUNDS
Fund's investments, risks, past                           6  Large Company Value Fund
performance, and fees.                                    9  Large Company Growth Fund
                                                         12  Mid Cap Value Fund
                                                         15  Mid Cap Growth Fund
                                                         18  Small Company Value Fund
                                                         20  Small Company Growth Fund
                                                         23  International Equity Fund
                                                         26  Special Opportunities Equity Fund
                                                         28  Equity Income Fund
                                                         30  BOND FUNDS
                                                         31  Short U.S. Government Fund
                                                         34  Intermediate U.S. Government Fund
                                                         37  Intermediate Corporate Bond Fund
                                                         40  Kentucky Intermediate Tax-Free Fund
                                                         42  Maryland Intermediate Tax-Free Fund
                                                         44  North Carolina Intermediate Tax-Free Fund
                                                         47  South Carolina Intermediate Tax-Free Fund
                                                         50  Virginia Intermediate Tax-Free Fund
                                                         53  West Virginia Intermediate Tax-Free Fund
                                                         56  MONEY MARKET FUNDS
                                                         57  Prime Money Market Fund
                                                         60  U.S. Treasury Money Market Fund
                                                         63  FUNDS OF FUNDS
                                                         64  Capital Manager Conservative Growth Fund
                                                         68  Capital Manager Moderate Growth Fund
                                                         72  Capital Manager Growth Fund
                                                         76  Capital Manager Equity Fund
                                                      ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                                            [ICON]
-------------------------------------------------------------------------------------------------------------------------
Review this section for                                  80  STOCK FUNDS
information on investment                                80  Large Company Value Fund
strategies and their risks.                              80  Large Company Growth Fund
                                                         80  Mid Cap Value Fund
                                                         80  Mid Cap Growth Fund
                                                         80  Small Company Value Fund
                                                         80  Small Company Growth Fund
                                                         80  International Equity Fund
                                                         80  Special Opportunities Equity Fund
                                                         80  Equity Income Fund
                                                         81  BOND FUNDS
                                                         81  Short U.S. Government Fund
                                                         81  Intermediate U.S. Government Fund
                                                         81  Intermediate Corporate Bond Fund
                                                         81  Kentucky Intermediate Tax-Free Fund
                                                         81  Maryland Intermediate Tax-Free Fund
                                                         82  North Carolina Intermediate Tax-Free Fund
                                                         82  South Carolina Intermediate Tax-Free Fund
                                                         82  Virginia Intermediate Tax-Free Fund
                                                         82  West Virginia Intermediate Tax-Free Fund
                                                         82  MONEY MARKET FUNDS
                                                         82  Prime Money Market Fund
                                                         83  FUNDS OF FUNDS
                                                         84  Investment Practices
                                                         88  Investment Risks

         BB&T FUNDS                                   TABLE OF CONTENTS


                                                      FUND MANAGEMENT

                                            [ICON]
-------------------------------------------------------------------------------------------------------------------------
Review this section for details on                       91  The Investment Adviser
the people and organizations who                         92  The Investment Sub-Advisers
oversee the Funds.                                       92  Portfolio Managers
                                                         95  The Distributor and Administrator
                                                      SHAREHOLDER INFORMATION

                                            [ICON]
-------------------------------------------------------------------------------------------------------------------------
Review this section for details on                       96  Choosing a Share Class
how shares are valued, how to                            97  Pricing of Fund Shares
purchase, sell and exchange                              98  Purchasing and Adding to Your Shares
shares, related charges and                              99  Selling Your Shares
payments of dividends and                               100  General Policies on Selling Shares
distributions                                           102  Exchanging Your Shares
                                                        104  Dividends, Distributions and Taxes
                                                      OTHER INFORMATION ABOUT THE FUNDS

                                            [ICON]
-------------------------------------------------------------------------------------------------------------------------
                                                        107  Financial Highlights

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                  OVERVIEW


    THE FUNDS                             BB&T Funds is a mutual fund family that offers different
                                          classes of shares in separate investment portfolios
                                          ("Funds"). The Funds have individual investment goals and
                                          strategies. This prospectus gives you important information about the Institutional Shares of the Stock Funds, the Bond
                                          Funds, the Money Market Funds and the Funds of Funds that
                                          you should know before investing. Each Fund also offers
                                          three additional classes of shares called Class A Shares,
                                          Class B Shares, and Class C Shares which are offered in a
                                          separate prospectus. Please read this prospectus and keep it for future reference.



                                          Each of the Funds in this prospectus is a mutual fund. A
                                          mutual fund pools shareholders' money and, using
                                          professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds,
                                          you should know a few general basics about investing in
                                          mutual funds.



                                          The value of your investment in a Fund is based on the
                                          market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect
                                          securities markets generally, as well as those that affect particular companies or government units. These price
                                          movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.



                                          LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR
                                          INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A
                                          DEPOSIT OR AN OBLIGATION OF BRANCH BANKING AND TRUST
                                          COMPANY, BB&T CORPORATION, THEIR AFFILIATES, OR ANY BANK. IT
                                          IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.



                                          Each Fund has its own investment goal and strategies for
                                          reaching that goal. However, it cannot be guaranteed that a
                                          Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.



                                          The portfolio manager invests each Fund's assets in a way
                                          that the manager believes will help the Fund achieve its
                                          goal. A manager's judgments about the stock markets, economy and companies, or selecting investments may cause a Fund to underperform other funds with similar objectives.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          STOCK FUNDS

                                          These Funds seek long-term capital appreciation, and in some cases current income, and invest primarily in equity and
                                          equity-related securities, principally common stocks.



    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - seeking a long-term goal such as retirement
                                            - looking to add a growth component to your portfolio
                                            - willing to accept the risks of investing in the stock
                                              markets
                                          These Funds may not be appropriate if you are:
                                            - pursuing a short-term goal or investing emergency
                                              reserves
                                            - uncomfortable with an investment that will fluctuate in
                                              value

   RISK/RETURN SUMMARY AND FUND EXPENSES         LARGE COMPANY VALUE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital growth, current income or both,
                                          primarily through investment in stocks.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          domestically traded U.S. common stocks of large U.S.
                                          companies whose capitalization is within the range of those companies in the Russell 1000(R) Value Index, as well as
                                          American Depositary Receipts ("ADRs").



                                          In managing the Fund, the portfolio manager attempts to
                                          diversify across different economic sectors selecting those stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks the portfolio manager uses quantitative and qualitative processes to examine the value, growth and momentum characteristics of a particular issuer. While some stocks may be purchased primarily for
                                          income, most stocks will be purchased for capital
                                          appreciation. The portfolio manager will favor stocks of
                                          issuers which over a five-year period have achieved
                                          cumulative income in excess of the cumulative dividends paid to shareholders.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- value stocks -- will underperform other kinds of investments or market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

   RISK/RETURN SUMMARY AND FUND EXPENSES         LARGE COMPANY VALUE FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

1995                                                                             31.95
96                                                                               22.16
97                                                                               33.15
98                                                                               13.10
99                                                                               -2.22
2000                                                                              6.35
01                                                                                0.45
02                                                                              -19.53
03                                                                               24.02
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

   The chart and table on this page
   show how the Large Company Value
   Fund has performed and how its
   performance has varied from year
   to year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the Russell
   1000(R) Value Index, a widely
   recognized, unmanaged index of
   common stocks that measures the
   performance of those Russell 1000
   companies with lower price-to-book
   ratios and lower forecasted growth
   values. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.


                                                                1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
 INSTITUTIONAL SHARES(2)                                                                                  (10/09/92)
   RETURN BEFORE TAXES                                               %             %             %                  %
   RETURN AFTER TAXES ON DISTRIBUTIONS                               %             %             %                  %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND
     SHARES                                                          %             %             %                  %
 RUSSELL 1000(R) VALUE INDEX
 (reflects no deductions for fees, expenses, or taxes)               %             %             %                  %(3)


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 9/30/92.

   RISK/RETURN SUMMARY AND FUND EXPENSES         LARGE COMPANY VALUE FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES
                                                     Maximum Sales Charge (load)
                                                     on Purchases                                None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          0.74%
                                                     ----------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee                                0.00%
                                                     ----------------------------------------------------

                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------

                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to    % for the period from February
                                   1, 2005 through January 31, 2006. For the
                                   current fiscal year, total actual operating
                                   expenses are expected to be less than the
                                   amount shown above because of voluntary
                                   additional fee waivers or expense
                                   reimbursements. With these fee waivers or
                                   reimbursements, the Fund's total actual
                                   operating expenses for the Institutional
                                   Shares are expected to be    %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.



  As an investor in the Large
  Company Value Fund, you will
  pay the following fees and
  expenses when you buy and hold
  shares. Shareholder transaction
  fees are paid from your
  account. Annual Fund operating
  expenses are paid out of Fund
  assets, and are reflected in
  the share price.


                                               EXPENSE EXAMPLE


                                                           LARGE COMPANY         1       3       5       10
                                                            VALUE FUND          YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $


  Use the table at right to
  compare fees and expenses with
  those of other funds. It
  illustrates the amount of fees
  and expenses you would pay,
  assuming the following:

  - $10,000 investment

  - 5% annual return

  - redemption at the end of each
    period

  - no changes in the Fund's
    operating expenses

  Because this example is
  hypothetical and for comparison
  only, your actual costs will be
  different.

   RISK/RETURN SUMMARY AND FUND EXPENSES        LARGE COMPANY GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity and
                                          equity-related securities of large capitalization growth
                                          companies.

    PRINCIPAL                             To pursue this goal, the Fund invests primarily in common
    INVESTMENT STRATEGIES                 stocks, as well as American Depositary Receipts ("ADRs"), of large capitalization companies that the portfolio manager
                                          believes have attractive potential for growth. Large
                                          capitalization companies are those companies whose market
                                          capitalization is within the range of those companies in the
                                          Russell 1000(R) Growth Index.



                                          In managing the Fund's portfolio, the manager uses a variety of economic projections, quantitative techniques, and
                                          earnings projections in formulating individual stock
                                          purchase and sale decisions. In choosing individual stocks, the portfolio manager uses a quantitative process to
                                          identify companies with a history of above average growth or companies that are expected to enter periods of above
                                          average growth. Some of the criteria that the manager uses to select these companies are return on equity, price and
                                          earnings momentum, earnings surprise, the company's
                                          management and the company's position within its industry.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- large cap growth
                                          stocks -- will underperform other kinds of investments or
                                          market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

   RISK/RETURN SUMMARY AND FUND EXPENSES        LARGE COMPANY GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

1998                                                                             25.18
99                                                                               37.02
2000                                                                            -13.27
01                                                                              -21.30
02                                                                              -27.70
03                                                                               26.48
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL
                                                    RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)


   The chart and table on this page
   show how the Large Company Growth
   Fund has performed and how its
   performance has varied from year
   to year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the Russell
   1000(R) Growth Index, a widely
   recognized, unmanaged index
   comprised of 1000 of the largest
   capitalized U.S. domiciled
   companies with higher
   price-to-book ratios and higher
   forecasted growth values whose
   common stock is traded in the U.S.
   on the NYSE, American Stock
   Exchange and NASDAQ. Of course,
   past performance does not indicate
   how the Fund will perform in the
   future.


                                                                          1 YEAR       5 YEARS       SINCE INCEPTION
 INSTITUTIONAL SHARES(2)                                                                               (10/03/97)
   RETURN BEFORE TAXES                                                         %            %                   %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                         %            %                   %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                 %            %                   %
 RUSSELL 1000(R) GROWTH INDEX
 (reflects no deductions for fees, expenses, or taxes)                         %            %                   %(3)


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 9/30/97.

   RISK/RETURN SUMMARY AND FUND EXPENSES        LARGE COMPANY GROWTH FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)             SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                                    None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)         None
                                                     ----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                     2.00%

                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)               SHARES

                                                     Management Fee(3)                           0.74%
                                                     ----------------------------------------------------
                                                     Distribution and Service (12b-1) Fee        0.00%
                                                     ----------------------------------------------------
                                                     Other Expenses(3)                               %
                                                     ----------------------------------------------------
                                                     Total Fund Operating Expenses(3)                %
                                                     ----------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                              %
                                                     ----------------------------------------------------
                                                     Net Fund Operating Expenses(3)                  %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to    % for the period from February
                                   1, 2005 through January 31, 2006. For the
                                   current fiscal year, total actual operating
                                   expenses are expected to be less than the
                                   amount shown above because of voluntary
                                   additional fee waivers or expense
                                   reimbursements. With these fee waivers or
                                   reimbursements, the Fund's total actual
                                   operating expenses for the Institutional
                                   Shares are expected to be    %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.



  As an investor in the Large
  Company Growth Fund, you will
  pay the following fees and
  expenses when you buy and hold
  shares. Shareholder transaction
  fees are paid from your
  account. Annual Fund operating
  expenses are paid out of Fund
  assets, and are reflected in
  the share price.


                                               EXPENSE EXAMPLE


                                                           LARGE COMPANY           1       3       5       10
                                                            GROWTH FUND           YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES         $      $       $       $


  Use the table at right to
  compare fees and expenses with
  those of other funds. It
  illustrates the amount of fees
  and expenses you would pay,
  assuming the following:

  - $10,000 investment

  - 5% annual return

  - redemption at the end of each
    period

  - no changes in the Fund's
    operating expenses

  Because this example is
  hypothetical and for comparison
  only, your actual costs will be
  different.

   RISK/RETURN SUMMARY AND FUND EXPENSES               MID CAP VALUE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income, with a secondary goal of
                                          moderate capital appreciation.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          domestically traded U.S. common stocks of middle
                                          capitalization U.S. companies whose capitalization is within the range of those companies in the Russell Midcap(R) Value
                                          Index as well as American Depositary Receipts ("ADRs").



                                          In managing the Fund, the portfolio manager attempts to
                                          diversify across different economic sectors selecting those stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks the portfolio manager uses a quantitative process to examine the value, growth and momentum characteristics of a particular issuer. While some stocks may be purchased primarily for income, most stocks
                                          will be purchased for capital appreciation. The portfolio
                                          manager will favor stocks of issuers which over a five-year period have achieved cumulative income in excess of the
                                          cumulative dividends paid to shareholders.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- mid cap value
                                          stocks -- will underperform other kinds of investments or
                                          market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

   RISK/RETURN SUMMARY AND FUND EXPENSES               MID CAP VALUE FUND


                                               PERFORMANCE BAR CHART AND TABLE
                                               YEAR-BY-YEAR TOTAL RETURNS AS OF
                                               12/31 FOR INSTITUTIONAL
                                               SHARES(1),(2)

                                               (in percents)

1997                                                                             23.02
98                                                                               13.77
99                                                                               12.51
2000                                                                              3.39
01                                                                                5.15
02                                                                              -13.80
03                                                                               29.94
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended
                                                    December 31, 2004)(1),(2)

   The chart and table on this page
   show how the Mid Cap Value Fund
   has performed and how its
   performance has varied from year
   to year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the Russell
   Midcap Value Index, a widely
   recognized, unmanaged index of
   generally mid-sized companies that
   measures the performance of those
   securities in the Russell 1000(R)
   Index with lower price-to-book
   ratios and lower forecasted growth
   values. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.


                                                                          1 YEAR       5 YEARS       SINCE INCEPTION
 INSTITUTIONAL SHARES(3)                                                                                (8/1/96)
   RETURN BEFORE TAXES                                                          %            %                  %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                          %            %                  %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                  %            %                  %
 RUSSELL MIDCAP VALUE INDEX
 (reflects no deductions for fees, expenses, or taxes)                          %            %                  %(4)


(1) Both charts assume reinvestment of dividends and distributions.

(2) Performance data includes the performance of the OVB Equity Income Portfolio for the period prior to its consolidation with the BB&T Mid Cap Value Fund on July 23, 2001.

(3) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Since 7/31/96.

   RISK/RETURN SUMMARY AND FUND EXPENSES               MID CAP VALUE FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ---------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ---------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%
                                                     ANNUAL FUND OPERATING EXPENSES (FEES   INSTITUTIONAL
                                                     PAID FROM FUND ASSETS)                    SHARES

                                                     Management Fee(3)                          0.74%
                                                     ---------------------------------------------------
                                                     Distribution and Service (12b-1) Fee       0.00%
                                                     ---------------------------------------------------
                                                     Other Expenses(3)                              %
                                                     ---------------------------------------------------
                                                     Total Fund Operating Expenses(3)               %
                                                     ---------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ---------------------------------------------------
                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


   As an investor in the Mid Cap
   Value Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

                                               EXPENSE EXAMPLE


                                                                                 1       3       5       10
                                                                                YEAR   YEARS   YEARS   YEARS
                                                     MID CAP VALUE FUND         ----   -----   -----   ------
                                                     INSTITUTIONAL SHARES       $      $       $       $


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.
 14

   RISK/RETURN SUMMARY AND FUND EXPENSES              MID CAP GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term growth of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of U.S. companies, as well as American Depositary
                                          Receipts ("ADRs"), with market capitalizations within the
                                          range of those companies in the Russell Midcap(R) Growth
                                          Index that have an established record of growth and continue to present significant growth potential. In selecting
                                          investments for the Fund, the Adviser will consider growth factors such as a company's new products, changes in
                                          management, and business restructurings. The Adviser will
                                          also search for companies that have established records of earnings and sales growth over a period of at least two
                                          years that it believes are poised to meet or exceed these
                                          figures going forward. These companies generally will have lower amounts of long-term debt (representing less than 40%
                                          of the company's capitalization); have attractive
                                          price/earnings ratios in relation to a company's 3 to 5-year earnings per share growth rate; and have stock prices which have outperformed the Russell Midcap Growth Index over the previous six months. The Adviser will attempt to avoid
                                          overweighting the Fund's position on any major market sector
                                          (technology, health care, consumer discretionary, and
                                          industrials) beyond 150% of the weighting that sector has in the Russell Midcap(R) Growth Index.



                                          The Adviser may sell a stock if a company fails to meet
                                          earnings or revenue expectations or becomes overvalued
                                          (i.e., high price/earnings ratio relative to its earnings
                                          growth). The Adviser may also sell a stock to change the
                                          Fund's weighting in a particular company or industry sector, or if better opportunities are available. Due to its
                                          investment strategy, the Fund may buy and sell securities
                                          frequently. This may result in higher transaction costs and additional capital gains tax liabilities.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses will underperform other kinds of investments or market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

   RISK/RETURN SUMMARY AND FUND EXPENSES              MID CAP GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL
                                             SHARES(1),(2)

                                             (in percents)

1995                                                                             33.34
96                                                                               16.17
97                                                                               27.02
98                                                                               35.05
99                                                                               44.11
2000                                                                            -16.55
01                                                                              -24.07
02                                                                              -21.63
03                                                                               37.18
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended
                                                    December 31, 2004)(1),(2)

   The chart and table on this page
   show how the Mid Cap Growth Fund
   has performed and how its
   performance has varied from year
   to year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the Russell
   Midcap(R) Growth Index, a
   recognized, unmanaged index of
   common stocks of mid-sized
   companies with higher
   price-to-book ratios and high
   forecasted growth values. Of
   course, past performance does not
   indicate how the Fund will perform
   in the future.

                                                                          1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL SHARES(3)
   RETURN BEFORE TAXES                                                         %            %             %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                         %            %             %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                 %            %             %
 RUSSELL MIDCAP(R) GROWTH INDEX
 (reflects no deductions for fees, expenses, or taxes)                         %            %             %

                                                                          SINCE INCEPTION
 INSTITUTIONAL SHARES(3)                                                     (12/1/93)
   RETURN BEFORE TAXES                                                               %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                               %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                       %
 RUSSELL MIDCAP(R) GROWTH INDEX
 (reflects no deductions for fees, expenses, or taxes)                               %(4)


(1) Both charts assume reinvestment of dividends and distributions.

(2) Performance data includes the performance of the OVB Capital Appreciation Portfolio for the period prior to its consolidation with the BB&T Mid Cap Growth Fund, formerly known as the BB&T Capital Appreciation Fund, on July 23, 2001.

(3) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) Since 11/30/93.

   RISK/RETURN SUMMARY AND FUND EXPENSES              MID CAP GROWTH FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%
                                                     ANNUAL FUND OPERATING EXPENSES (FEES   INSTITUTIONAL
                                                     PAID FROM FUND ASSETS)                    SHARES

                                                     Management Fee(3)                          0.74%
                                                     ----------------------------------------------------
                                                     Distribution and Service (12b-1) Fee       0.00%
                                                     ----------------------------------------------------
                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------
                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


   As an investor in the Mid Cap
   Growth Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

                                               EXPENSE EXAMPLE


                                                     MID CAP GROWTH              1       3       5       10
                                                     FUND                       YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES         SMALL COMPANY VALUE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity and
                                          equity-related securities of small capitalization value
                                          companies.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of U.S. small capitalization companies whose
                                          capitalization is less than $3 billion and which the
                                          portfolio manager believes are under valued and have a
                                          favorable outlook.




                                          In managing the Fund's portfolio, the manager initially
                                          screens for "value" stocks from the universe of companies
                                          with market capitalization under $3 billion. The portfolio manager then attempts to diversify across different economic sectors selecting those stocks that he believes have a
                                          favorable outlook. In choosing individual stocks the
                                          portfolio manager uses a quantitative process to examine the financial and valuation characteristics of a particular
                                          issuer. While some stocks may be purchased primarily for
                                          income, most stocks will be purchased for capital
                                          appreciation.




                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risk on page 83 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.

                                          SMALL COMPANY RISK: Investing in smaller, lesser-known
                                          companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited
                                          flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- small company value
                                          stocks -- will underperform other kinds of investments or
                                          market averages.




                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.




                                          This section would normally include a bar chart and a table showing how the Small Company Value Fund has performed and how its performance has varied from year to year. Because
                                          the Fund has not had shares outstanding for an entire
                                          calendar year, the bar chart and table are not shown.

   RISK/RETURN SUMMARY AND FUND EXPENSES         SMALL COMPANY VALUE FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          1.00%
                                                     ----------------------------------------------------

                                                     Distribution and Service (12b-1) Fee       0.00%
                                                     ----------------------------------------------------

                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------

                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.



  As an investor in the Small
  Company Value Fund, you will
  pay the following fees and
  expenses when you buy and hold
  shares. Shareholder transaction
  fees are paid from your
  account. Annual Fund operating
  expenses are paid out of Fund
  assets, and are reflected in
  the share price.


                                               EXPENSE EXAMPLE


                                                        SMALL COMPANY VALUE      1       3       5       10
                                                               FUND             YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $


  Use the table at right to
  compare fees and expenses with
  those of other funds. It
  illustrates the amount of fees
  and expenses you would pay,
  assuming the following:

  - $10,000 investment

  - 5% annual return

  - redemption at the end of each
    period

  - no changes in the fund's
    operating expenses

  Because this example is
  hypothetical and for comparison
  only, your actual costs will be
  different.

   RISK/RETURN SUMMARY AND FUND EXPENSES        SMALL COMPANY GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity and
                                          equity-related securities of small capitalization growth
                                          companies.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in common
                                          stocks of U.S. small capitalization growth companies whose capitalization is within the range of those companies in the
                                          Russell 2000(R) Growth Index and which the portfolio manager believes have above-average earnings growth potential.



                                          In managing the Fund's portfolio, the manager initially
                                          screens for "growth" stocks from the universe of companies with market capitalization under $3 billion. The manager
                                          uses fundamental analysis to examine each company for
                                          financial strength before deciding to purchase the stock.



                                          The Fund generally will sell a stock when, in the portfolio manager's opinion, there is a deterioration in the company's fundamentals, the company fails to meet performance
                                          expectations or the stock's relative price momentum declines meaningfully.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risk on page 83 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          SMALL COMPANY RISK: Investing in smaller, lesser-known
                                          companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited
                                          flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- small company growth stocks -- will underperform other kinds of investments or
                                          market averages.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

   RISK/RETURN SUMMARY AND FUND EXPENSES        SMALL COMPANY GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

1995                                                                             45.99
96                                                                               31.19
97                                                                                4.96
98                                                                                3.29
99                                                                               72.65
2000                                                                            -15.06
01                                                                              -36.97
02                                                                              -31.77
03                                                                               33.16
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended
                                                    December 31, 2004)(1)

  The chart and table on this page
  shows how the Small Company Growth
  Fund has performed and how its
  performance has varied from year to
  year. The bar chart gives some
  indication of risk by showing
  changes in the Fund's yearly
  performance to demonstrate that the
  Fund's value varied at different
  times. The table below it compares
  the Fund's performance over time to
  that of the Russell 2000(R) Growth
  Index, an unmanaged index generally
  representative of small to
  mid-sized companies which have
  greater than average growth
  orientation. Of course, past
  performance does not indicate how
  the Fund will perform in the
  future.


                                                                          1 YEAR       5 YEARS       SINCE INCEPTION
 INSTITUTIONAL SHARES(2)                                                                               (12/07/94)
   RETURN BEFORE TAXES                                                         %            %                   %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                         %            %                   %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                 %            %                   %
 RUSSELL 2000(R) GROWTH INDEX
 (reflects no deductions for fees, expenses, or taxes)(4)                      %            %                   %(3)


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 11/30/94.

   RISK/RETURN SUMMARY AND FUND EXPENSES        SMALL COMPANY GROWTH FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          1.00%
                                                     ----------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee                                0.00%
                                                     ----------------------------------------------------

                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------

                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expense(3)                  %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

                                   (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.



  As an investor in the Small
  Company Growth Fund, you will
  pay the following fees and
  expenses when you buy and hold
  shares. Shareholder transaction
  fees are paid from your
  account. Annual Fund operating
  expenses are paid out of Fund
  assets, and are reflected in
  the share price.


                                               EXPENSE EXAMPLE


                                                           SMALL COMPANY         1       3       5       10
                                                            GROWTH FUND         YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $


  Use the table at right to
  compare fees and expenses with
  those of other funds. It
  illustrates the amount of fees
  and expenses you would pay,
  assuming the following:

     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses

  Because this example is
  hypothetical and for comparison
  only, your actual costs will be
  different.

   RISK/RETURN SUMMARY AND FUND EXPENSES        INTERNATIONAL EQUITY FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation through
                                          investment primarily in equity securities of foreign
                                          issuers.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in stocks of foreign issuers located in countries throughout the world.
                                          The Fund may also invest its assets in stocks of companies that are listed or operate in emerging economics. The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock.



                                          The Adviser uses a disciplined intrinsic or fundamental
                                          value approach that seeks to take advantage of anomalies in markets often created by human over-reactions to both good and bad news. The Adviser, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments.



                                          For each security under analysis, a fundamental value is
                                          estimated, based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a
                                          valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be
                                          considered a candidate for inclusion in the Fund's
                                          portfolio. This comparison between price and intrinsic or
                                          fundamental value allows comparisons across industries and countries.



                                          The Fund generally will sell a stock when it reaches a
                                          target price, which is when the Adviser believes it is fully valued or when, in the Adviser's opinion, conditions change such that the risk of continuing to hold the stock is
                                          unacceptable when compared to the growth potential.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses -- foreign value
                                          stocks -- will underperform other kinds of investments or
                                          market averages.



                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

   RISK/RETURN SUMMARY AND FUND EXPENSES        INTERNATIONAL EQUITY FUND


PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)

(in percents)

1998                                                                             11.36
99                                                                               38.33
2000                                                                            -18.50
01                                                                              -21.31
02                                                                              -18.17
03                                                                               24.38
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

   The chart and table on this page
   show how the International Equity
   Fund has performed and how its
   performance has varied from year
   to year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the Morgan
   Stanley Capital International
   Europe, Australasia and Far East
   ("EAFE") Index, a widely
   recognized, unmanaged index
   generally representative of the
   performance of stock markets in
   those regions. Prior to April 25,
   2003, the Fund had a different
   sub-adviser and would not
   necessarily have achieved the
   performance results shown on in
   the chart and table on this page
   under its current investment
   management arrangements. Of
   course, past performance does not
   indicate how the Fund will perform
   in the future.


                                                                          1 YEAR       5 YEARS       SINCE INCEPTION
 INSTITUTIONAL SHARES(2)                                                                                 (1/2/97)
   RETURN BEFORE TAXES                                                         %            %                   %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                         %            %                   %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                 %            %                   %
 MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
 (reflects no deductions for fees, expenses, or taxes)                         %            %                   %(3)


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 12/31/96.

   RISK/RETURN SUMMARY AND FUND EXPENSES        INTERNATIONAL EQUITY FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES
                                                     Maximum Sales Charge (load)
                                                     on Purchases                                None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales
                                                     Charge (load)                               None
                                                     ----------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          1.00%
                                                     ----------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee                                0.00%
                                                     ----------------------------------------------------

                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------

                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund   % for the period from February 1,
                                   2005 through January 31, 2006. For the
                                   current fiscal year, total actual operating
                                   expenses are expected to be less than the
                                   amount shown above because of voluntary
                                   additional fee waivers or expense
                                   reimbursements. With these fee waivers or
                                   reimbursements, the Fund's total actual
                                   operating expenses for the Institutional
                                   Shares are expected to be   %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.


   As an investor in the
   International Equity Fund, you
   will pay the following fees
   and expenses when you buy and
   hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.


                                               EXPENSE EXAMPLE


                                                     INTERNATIONAL EQUITY FUND   1       3       5       10
                                                     -------------------------  YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $


  Use the table at right to
  compare fees and expenses with
  those of other funds. It
  illustrates the amount of fees
  and expenses you would pay,
  assuming the following:

  - $10,000 investment

  - 5% annual return

  - redemption at the end of each
    period

  - no changes in the Fund's
    operating expenses

  Because this example is
  hypothetical and for comparison
  only, your actual costs will be
  different.

   RISK/RETURN SUMMARY AND FUND EXPENSES     SPECIAL OPPORTUNITIES EQUITY
   FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks long-term capital appreciation.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          domestically traded common stocks of small-, mid- and
                                          large-capitalization companies and, to a lesser extent,
                                          American Depositary Receipts ("ADRs"). The Fund uses a
                                          multi-style approach, meaning that it not only invests
                                          across different capitalization levels but may target both value- and growth-oriented companies. The portfolio manager looks for companies experiencing above-average revenue and profit growth as well as out-of-favor stocks that may be
                                          depressed due to what the portfolio manager believes to be temporary economic circumstances. In choosing individual
                                          stocks, the portfolio manager then uses a quantitative
                                          process to examine the value, growth and momentum
                                          characteristics of a particular issuer.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the Statement of Additional
                                          Information ("SAI").

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund is primarily invested in, whether growth or value; large-, mid- or small-cap; could
                                          underperform other kinds of investments or market averages that include style-focused investments.



                                          MANAGEMENT RISK: The possibility that a strategy used by the
                                          Fund's portfolio manager may fail to produce the intended
                                          result.



                                          SMALL COMPANY RISK: Investing in smaller, lesser-known
                                          companies involves greater risk than investing in those that are more established. A small company's financial well-
                                          being may, for example, depend heavily on just a few
                                          products or services. In addition, investors may have
                                          limited flexibility to buy or sell small company stocks,
                                          which tend to trade less frequently than those of larger
                                          firms.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.



                                          This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund has not had shares outstanding for an entire calendar year, the bar
                                          chart and table are not shown.

   RISK/RETURN SUMMARY AND FUND EXPENSES     SPECIAL OPPORTUNITIES EQUITY
   FUND


As an investor in the Special Opportunities Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES                  INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)                       SHARES

                                                     Maximum Sales Charge (load) on Purchases               None
                                                     ----------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)                   None
                                                     ----------------------------------------------------------------

                                                     Redemption Fee (on shares sold within 30 days of
                                                     purchase)(2)                                          2.00%



                                                     ANNUAL FUND OPERATING EXPENSES                    INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)                         SHARES

                                                     Management Fee                                        0.80%
                                                     ----------------------------------------------------------------

                                                     Distribution and Service (12b-1) Fee                  0.00%
                                                     ----------------------------------------------------------------

                                                     Other Expenses(3)                                         %
                                                     ----------------------------------------------------------------

                                                     Total Fund Operating Expenses(3)                          %


(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


(3) For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's
total actual operating expenses are expected to be   %. Any fee waiver or
expense reimbursement arrangement is voluntary and may be discontinued at any time.



Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period
  - no changes in the Fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

                                EXPENSE EXAMPLE


                                                     SPECIAL OPPORTUNITIES       1       3       5       10
                                                     EQUITY FUND                YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $

   RISK/RETURN SUMMARY AND FUND EXPENSES               EQUITY INCOME FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital growth and current income.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          dividend-paying equity securities, in particular common
                                          stocks of companies with a history of increasing dividend
                                          rates, and convertible debt securities and convertible
                                          preferred stock, which are convertible into common stock,
                                          with favorable long-term fundamental characteristics. As
                                          part of its investment strategy, the Fund may invest in
                                          convertible securities that offer above average current
                                          yield with participation in underlying equity performance.
                                          Because yield is a primary consideration in selecting
                                          securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the manager believes to be their
                                          long-term investment value.



                                          The Fund may also invest in certain other equity and debt
                                          securities in addition to those described above. For a more complete description of the various securities in which the
                                          Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the Statement of Additional
                                          Information ("SAI").

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market
                                          decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The
                                          value of your investment will tend to increase or decrease in response to these movements.



                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.
                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.
                                          INVESTMENT STYLE RISK: The possibility that the market
                                          segment on which this Fund focuses - income-producing
                                          equities - will underperform other kinds of investments or market averages.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.
                                          This section would normally include a bar chart and a table showing how the Fund has performed and how its performance has varied from year to year. Because the Fund had not
                                          commenced operations prior to the date of this prospectus, the bar chart and table are not shown.

   RISK/RETURN SUMMARY AND FUND EXPENSES               EQUITY INCOME FUND


As an investor in the Equity Income Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

                               FEES AND EXPENSES

                                                     SHAREHOLDER TRANSACTION EXPENSES                  INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)                       SHARES

                                                     Maximum Sales Charge (load) on Purchases               None
                                                     ----------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)                   None
                                                     ----------------------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                               2.00%



                                                     ANNUAL FUND OPERATING EXPENSES                    INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)                         SHARES

                                                     Management Fee(3)                                     0.70%
                                                     ----------------------------------------------------------------

                                                     Distribution and Service (12b-1) Fee                  0.00%
                                                     ----------------------------------------------------------------

                                                     Other Expenses(3,4)                                   0.95%
                                                     ----------------------------------------------------------------

                                                     Total Annual Fund Operating Expenses(3)               1.65%
                                                     ----------------------------------------------------------------

                                                       Fee Waivers or Expense Reimbursement(3)             0.30%
                                                     ----------------------------------------------------------------

                                                     Net Fund Operating Expenses(3)                        1.35%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.40% for the period from June 30, 2004 through July 1, 2005. For the current year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be 1.32%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

(4) Other expenses are based on estimated amounts for the current fiscal year.


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period
  - no changes in the Fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

                                EXPENSE EXAMPLE

                                                              EQUITY INCOME FUND            1 YEAR   3 YEARS
                                                     INSTITUTIONAL SHARES                    $137     $491
                                                     ---------------------------------------------

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          BOND FUNDS


    TAXABLE BOND FUNDS                    The Short U.S. Government Fund, the Intermediate U.S.
                                          Government Fund and the Intermediate Corporate Bond Fund
                                          seek current income consistent with the preservation of
                                          capital and invest primarily in fixed income securities,
                                          such as U.S. government securities, or corporate, bank and commercial obligations.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - looking to add a monthly income component to your
                                              portfolio
                                            - willing to accept the risks of price and dividend
                                              fluctuations
                                          These Funds may not be appropriate if you are:
                                            - investing emergency reserves
                                            - uncomfortable with an investment that will fluctuate in
                                              value
    TAX-FREE BOND FUNDS                   The Kentucky Intermediate Tax-Free Fund, the Maryland
                                          Intermediate Tax-Free Fund, the North Carolina Intermediate
                                          Tax-Free Fund, the South Carolina Intermediate Tax-Free
                                          Fund, the Virginia Intermediate Tax-Free Fund, and the West
                                          Virginia Intermediate Tax-Free Fund seek tax-exempt income and invest primarily in municipal securities which are
                                          exempt from federal and Kentucky, Maryland, North Carolina,
                                          South Carolina, Virginia, or West Virginia income taxes,
                                          respectively.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - looking to add a monthly income component to your
                                              portfolio
                                            - seeking monthly federal and Kentucky, Maryland, North
                                          Carolina, South Carolina, Virginia, or West Virginia
                                              tax-exempt dividends
                                            - willing to accept the risks of price and dividend
                                              fluctuations
                                          These Funds may not be appropriate if you are:
                                            - investing through a tax-exempt retirement plan
                                            - uncomfortable with an investment that will fluctuate in
                                              value
                                            - investing emergency reserves

                                                      SHORT U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE SHORT U.S. GOVERNMENT

                                                           INCOME FUND)

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          securities issued or guaranteed by the U.S. Government or
                                          its agencies or instrumentalities ("U.S. Government
                                          Securities"), some of which may be subject to repurchase
                                          agreements, or in "high grade" (rated at the time of
                                          purchase in one of the three highest rating categories by an
                                          NRSRO or are determined by the portfolio manager to be of
                                          comparable quality) collateralized mortgage obligations
                                          ("CMOs"). The Fund may also invest in short-term
                                          obligations, commercial bonds and the shares of other
                                          investment companies. The duration of the Fund will be from
                                          1.0 to 3.5 years.



                                          In managing the portfolio, the manager uses a "top down"
                                          investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual
                                          securities selection. The manager sets and continually
                                          adjusts a target for the interest rate sensitivity of the
                                          Fund's holdings based upon expectations about interest rates and other economic factors. The manager then selects
                                          individual securities consistent with the target by looking for the best relative values within particular sectors.



                                          The Fund may also invest in certain other debt securities.
                                          For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                                          Strategies and Risks on page 83 or consult the SAI.




    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.



                                          U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in
                                          securities issued or guaranteed by the U.S. government
                                          securities (such as Fannie Mae or Ginnie Mae securities).
                                          Although U.S. government securities issued directly by the
                                          U.S. government are guaranteed by the U.S. Treasury, other
                                          U.S. government securities issued by an agency or
                                          instrumentality of the U.S. government may not be. No
                                          assurance can be given that the U.S. government would
                                          provide financial support to its agencies and
                                          instrumentalities if not required to do so by law.
                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

                                                      SHORT U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE SHORT U.S. GOVERNMENT

                                                           INCOME FUND)

                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

1995                                                                             12.61
96                                                                                3.05
97                                                                                6.37
98                                                                                7.03
99                                                                                1.42
2000                                                                              8.43
01                                                                                6.77
02                                                                                5.90
03                                                                                1.23
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

   The chart and table on this page
   show how the Short U.S. Government
   Fund has performed and how its
   performance has varied from year
   to year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the Merrill
   Lynch 1-5 Year U.S. Government
   Bond Index, an unmanaged index
   representative of the total return
   of government bonds with
   maturities between 1 and 5 years.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.

                                                                          1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                                        %             %             %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %             %             %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                %             %             %
 MERRILL LYNCH 1-5 YEAR U.S. GOVERNMENT BOND INDEX (reflects no
 deductions for fees, expenses, or taxes)                                     %             %             %

                                                                          SINCE INCEPTION
 INSTITUTIONAL SHARES(2)                                                  (11/30/92)
   RETURN BEFORE TAXES                                                             %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                             %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                     %
 MERRILL LYNCH 1-5 YEAR U.S. GOVERNMENT BOND INDEX (reflects no
 deductions for fees, expenses, or taxes)                                          %


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                                      SHORT U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE SHORT U.S. GOVERNMENT

                                                           INCOME FUND)



                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          0.60%
                                                     ----------------------------------------------------
                                                     Distribution and Service
                                                     (12b-1) Fee                                0.00%
                                                     ----------------------------------------------------
                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------
                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------
                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.



As an investor in the Short U.S.
   Government Fund, you will pay
   the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.


                                               EXPENSE EXAMPLE


                                                     SHORT U.S.                  1       3       5       10
                                                     GOVERNMENT INCOME FUND     YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $


Use the table at right to compare
   fees and expenses with those
   of other funds. It illustrates
   the amount of fees and
   expenses you would pay,
   assuming the following:

  - $10,000 investment

  - 5% annual return

  - redemption at the end of each
    period

  - no changes in the Fund's
    operating expenses

Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                               INTERMEDIATE U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            (FORMERLY THE INTERMEDIATE U.S.

                                                  GOVERNMENT BOND FUND)

                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in
                                          securities issued or guaranteed by the U.S. Government or
                                          its agencies or instrumentalities ("U.S. Government
                                          Securities"), some of which may be subject to repurchase
                                          agreements, or in "high grade" (rated at the time of
                                          purchase in one of the three highest rating categories by an
                                          NRSRO or are determined by the portfolio manager to be of
                                          comparable quality) collateralized mortgage obligations
                                          ("CMOs"). The Fund may also invest in short-term
                                          obligations, commercial bonds and the shares of other
                                          investment companies. The duration range of the Fund will be from 3.0 to 7.0 years.



                                          In managing the portfolio, the manager uses a "top down"
                                          investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual
                                          securities selection. The manager sets and continually
                                          adjusts a target for the interest rate sensitivity of the
                                          Fund's holdings based upon expectations about interest rates and other economic factors. The manager then selects
                                          individual securities consistent with the target by looking for the best relative values within particular sectors.



                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the SAI.




    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating the greater its credit risk.
                                          U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in
                                          securities issued or guaranteed by the U.S. government or
                                          its agencies (such as Fannie Mae or Ginnie Mae securities).
                                          Although U.S. government securities issued directly by the
                                          U.S. government are guaranteed by the U.S. Treasury, other
                                          U.S. government securities issued by an agency or
                                          instrumentality of the U.S. government may not be. No
                                          assurance can be given that the U.S. government would
                                          provide financial support to its agencies and
                                          instrumentalities if not required to do so by law.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

                                               INTERMEDIATE U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            (FORMERLY THE INTERMEDIATE U.S.

                                                  GOVERNMENT BOND FUND)

                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

1995                                                                             18.09
96                                                                                1.70
97                                                                                6.59
98                                                                                9.58
99                                                                               -2.28
2000                                                                             12.17
01                                                                                6.41
02                                                                               10.75
03                                                                                2.17
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:               %
                                                                         Worst quarter:              %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

   The chart and table on this page
   show how the Intermediate U.S.
   Government Fund has performed and
   how its performance has varied
   from year to year. The bar chart
   gives some indication of risk by
   showing changes in the Fund's
   yearly performance to demonstrate
   that the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the Lehman
   Brothers Government/ Mortgage Bond
   Index, an unmanaged index of U.S.
   Treasury, government agency and
   mortgage-backed securities. Of
   course, past performance does not
   indicate how the Fund will perform
   in the future.

                                                                          1 YEAR       5 YEARS       10 YEARS
 INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                                        %             %             %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %             %             %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                %             %             %
 LEHMAN BROTHERS GOVERNMENT/MORTGAGE BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                        %             %             %

                                                                          SINCE INCEPTION
 INSTITUTIONAL SHARES(2)                                                   (10/9/92)
   RETURN BEFORE TAXES                                                             %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                             %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                     %
 LEHMAN BROTHERS GOVERNMENT/MORTGAGE BOND INDEX
 (reflects no deductions for fees, expenses, or taxes)                             %(3)


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 9/30/92.

                                               INTERMEDIATE U.S. GOVERNMENT FUND
RISK/RETURN SUMMARY AND FUND EXPENSES            (FORMERLY THE INTERMEDIATE U.S.

                                                  GOVERNMENT BOND FUND)

                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES
                                                     Management Fee(3)                          0.60%
                                                     ----------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee                                0.00%
                                                     ----------------------------------------------------

                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------

                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to    % for the period from February
                                   1, 2005 through January 31, 2006. For the
                                   current fiscal year, total actual operating
                                   expenses are expected to be less than the
                                   amount shown above because of voluntary
                                   additional fee waivers or expense
                                   reimbursements. With these fee waivers or
                                   reimbursements, the Fund's total actual
                                   operating expenses for the Institutional
                                   Shares are expected to be    %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be

                                   discontinued at any time.



As an investor in the
   Intermediate U.S. Government
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.


                                               EXPENSE EXAMPLE


                                                     INTERMEDIATE
                                                     U.S. GOVERNMENT             1       3       5       10
                                                     BOND FUND                  YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $


Use the table at right to compare
   fees and expenses with those
   of other funds. It illustrates
   the amount of fees and
   expenses you would pay,
   assuming the following:

  - $10,000 investment

  - 5% annual return

  - redemption at the end of each
    period

  - no changes in the Fund's
    operating expenses

Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

RISK/RETURN SUMMARY AND FUND EXPENSES           INTERMEDIATE CORPORATE BOND FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income consistent with the
                                          preservation of capital.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests in a diversified
                                          portfolio of corporate bonds and securities issued or
                                          guaranteed by the U.S. government, its agencies or
                                          instrumentalities. The Fund will invest primarily in
                                          "investment grade" corporate bonds (bonds rated at the time of purchase in one of the four highest rating categories by an NRSRO or are determined by the portfolio manager to be of comparable quality). The Fund may also invest up to 15% of its total assets in bonds rated below investment grade. The duration range of the Fund will be from 3.0 to 7.0 years.



                                          In managing the portfolio, the manager uses a "top down"
                                          investment management approach focusing on interest rate
                                          risk, allocation among sectors, credit risk, and individual securities selection. The manager sets and continually
                                          adjusts a target for the interest rate sensitivity of the
                                          Fund's holdings based upon expectations about interest rates and other economic factors. The manager then selects
                                          individual securities consistent with the target by looking for the best relative values within particular sectors.



                                          The Fund may also invest in certain other debt securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the SAI.




    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.



                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES           INTERMEDIATE CORPORATE BOND FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

2000                                                                             10.50
01                                                                                7.23
02                                                                                7.88
03                                                                                7.01
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:               %
                                                                         Worst quarter:              %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

   This chart and table on this page
   show how the Intermediate
   Corporate Bond Fund has performed
   and how its performance has varied
   from year to year. The bar chart
   gives some indication of risk by
   showing changes in the Fund's
   yearly performance to demonstrate
   that the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   to that of the Lehman Brothers
   U.S. Credit Index, an unmanaged
   index generally representative of
   all publicly issued, fixed-rate,
   non-convertible, investment-grade,
   domestic corporate debt. Of
   course, past performance does not
   indicate how the Fund will perform
   in the future.


                                                                        1 YEAR   SINCE INCEPTION
 INSTITUTIONAL SHARES(2)                                                         (12/2/99)
   RETURN BEFORE TAXES                                                       %            %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                       %            %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUNDS SHARES              %            %
 LEHMAN BROTHERS U.S. CREDIT INDEX
 (reflects no deductions for fees, expenses, or taxes                        %            %(3)


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 11/30/99.

   RISK/RETURN SUMMARY AND FUND EXPENSES      INTERMEDIATE CORPORATE BOND
   FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES
                                                     Maximum Sales Charge (load)
                                                     on Purchases                                None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          0.60%
                                                     ----------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee                                0.00%
                                                     ----------------------------------------------------

                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------

                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to     % for the period from
                                   February 1, 2005 through January 31, 2006.
                                   For the current fiscal year, total actual
                                   operating expenses are expected to be less
                                   than the amount shown above because of
                                   voluntary additional fee waivers or expense
                                   reimbursements. With these fee waivers or
                                   reimbursements, the Fund's total actual
                                   operating expenses for the Institutional
                                   Shares are expected to be     %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.




                                               EXPENSE EXAMPLE


                                                     INTERMEDIATE CORPORATE      1       3       5       10
                                                     BOND FUND                  YEAR   YEARS   YEARS   YEARS


                                                     INSTITUTIONAL SHARES       $      $       $       $




As an investor in the
Intermediate Corporate Bond Fund,
you will pay the following fees
and expenses when you buy and
hold shares. Shareholder
transaction fees are paid from
your account. Annual Fund
operating expenses are paid out
of Fund assets, and are reflected
in the share price.


Use the table at right to compare
fees and expenses with those of
other funds. It illustrates the
amount of fees and expenses you
would pay, assuming the
following:

  - $10,000 Investment

  - 5% Annual Return

  - redemption at the end of each
    period

  - no changes in the Fund's
    operating expenses

Because this example is
hypothetical and for comparison
only, your actual costs will be
different.

RISK/RETURN SUMMARY AND FUND EXPENSES        KENTUCKY INTERMEDIATE TAX-FREE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and
                                          Kentucky income taxes consistent with preservation of
                                          capital.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of Kentucky and its political
                                          subdivisions, that provide income exempt from both federal personal income tax and Kentucky personal income tax. The
                                          Fund invests in Kentucky municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are
                                          determined by the portfolio manager to be of comparable
                                          quality). The Fund will maintain an average duration of 3.5 to 8 years.




                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on interest
                                          rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.




                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.




    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by Kentucky and its political subdivisions the Fund may be more vulnerable to unfavorable developments in Kentucky than funds that are more geographically
                                          diversified.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.

                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.




                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.




                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 83 or
                                          consult the SAI.




                                          This section would normally include a bar chart and a table showing how the Kentucky Intermediate Tax-Free Fund has
                                          performed and how its performance has varied from year to
                                          year. Because the Fund has not had shares outstanding for an entire calendar year, the bar chart and table are not shown.

RISK/RETURN SUMMARY AND FUND EXPENSES        KENTUCKY INTERMEDIATE TAX-FREE FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)             SHARES

                                                     Maximum Sales Charge (load)
                                                     on Purchases                                 None
                                                     ------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)         None
                                                     ------------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                     2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)               SHARES

                                                     Management Fee(3)                           0.60%
                                                     ------------------------------------------------------
                                                     Distribution and Service (12b-1) Fee        0.00%
                                                     ------------------------------------------------------
                                                     Other Expenses(3)                               %
                                                     ------------------------------------------------------
                                                     Total Fund Operating Expenses(3)                %
                                                     ------------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                              %
                                                     ------------------------------------------------------
                                                     Net Fund Operating Expenses(3)                  %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

   As an investor in the Kentucky
   Intermediate Tax-Free Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

                                               EXPENSE EXAMPLE


                                                     KENTUCKY INTERMEDIATE                  1       3       5       10
                                                     TAX-FREE FUND                         YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES                  $      $       $       $


   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

     - $10,000 investment

     - 5% annual return

     - redemption at the end of
       each period

     - no changes in the fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES   MARYLAND INTERMEDIATE TAX-FREE
   FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and
                                          Maryland income taxes consistent with preservation of
                                          capital.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of Maryland and its political
                                          subdivisions, that provide income exempt from both federal personal income tax and Maryland personal income tax. The
                                          Fund invests in Maryland municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are
                                          determined by the portfolio manager to be of comparable
                                          quality). The Fund will maintain an average duration of 3.5 to 8 years.



                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on interest
                                          rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.



                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.




    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.

                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by Maryland and its political subdivisions the Fund may be more vulnerable to unfavorable developments in Maryland than funds that are more geographically
                                          diversified.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.

                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.




                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.




                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 83 or
                                          consult the SAI.




                                          This section would normally include a bar chart and a table showing how the Maryland Intermediate Tax-Free Fund has
                                          performed and how its performance has varied from year to
                                          year. Because the Fund has not had shares outstanding for an entire calendar year, the bar chart and table are not shown.

RISK/RETURN SUMMARY AND FUND EXPENSES        MARYLAND INTERMEDIATE TAX-FREE FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES

                                                     Maximum Sales Charge (load)
                                                     on Purchases                                None
                                                     ----------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          0.60%
                                                     ----------------------------------------------------

                                                     Distribution and Service (12b-1) Fee       0.00%
                                                     ----------------------------------------------------

                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------

                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


   As an investor in the Maryland
   Intermediate Tax-Free Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

                                               EXPENSE EXAMPLE


                                                     MARYLAND INTERMEDIATE                  1       3       5       10
                                                     TAX-FREE FUND                         YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES                  $      $       $       $


   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 investment

    - 5% annual return

    - redemption at the end of
      each period

    - no changes in the fund's
      operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and North
                                          Carolina income taxes consistent with preservation of
                                          capital.



    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of North Carolina and its political subdivisions that provide income exempt from both Federal
                                          personal income tax and North Carolina personal income tax.
                                          The Fund invests in North Carolina municipal securities only if they are "investment grade" (rated at the time of
                                          purchase in one of the four highest rating categories by an
                                          NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average
                                          duration of 3.5 to 8 years.



                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on interest
                                          rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.



                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.



    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.



                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by North Carolina and its political
                                          subdivisions, the Fund may be more vulnerable to unfavorable developments in North Carolina than funds that are more
                                          geographically diversified.



                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.



                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.



                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 83 or
                                          consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

95                                                                               10.54
96                                                                                2.71
97                                                                                6.52
98                                                                                5.25
99                                                                               -2.06
2000                                                                              9.43
01                                                                                4.80
02                                                                                9.07
03                                                                                3.30
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:               %
                                                                         Worst quarter:              %





                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended
                                                    December 31, 2004)(1)


   The chart and table on this page
   show how the North Carolina
   Intermediate Tax-Free Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Lehman Brothers 7-Year
   Municipal Bond Index, an unmanaged
   index generally representative of
   the performance of tax-exempt
   municipal securities with an
   average maturity of seven years.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


                                                                          1 YEAR       5 YEARS      10 YEARS       SINCE INCEPTION
 INSTITUTIONAL SHARES(2)                                                                                          (10/16/92)
   RETURN BEFORE TAXES                                                         %            %             %                 %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                         %            %             %                 %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                 %            %             %                 %
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX(3)
 (reflects no deductions for fees, expenses or taxes)                          %            %             %                 %(4)
 LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATIONS INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                         %            %             %                 %(4)


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years.

(4) Since 10/31/92.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)             SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                                    None
                                                     -----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)         None
                                                     -----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                     2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)               SHARES

                                                     Management Fee(3)                           0.60%
                                                     -----------------------------------------------------

                                                     Distribution and Service (12b-1) Fee        0.00%
                                                     -----------------------------------------------------

                                                     Other Expenses(3)                               %
                                                     -----------------------------------------------------

                                                     Total Fund Operating Expenses(3)                %
                                                     -----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                              %
                                                     -----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                  %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to     % for the period from
                                   February 1, 2005 through January 31, 2006.
                                   For the current fiscal year, total actual
                                   operating expenses are expected to be less
                                   than the amount shown above because of
                                   voluntary additional fee waivers or expense
                                   reimbursements. With these fee waivers or
                                   reimbursements, the Fund's total actual
                                   operating expenses for the Institutional
                                   Shares are expected to be     %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be

                                   discontinued at any time.



As an investor in the North
   Carolina Intermediate Tax-Free
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.


                                               EXPENSE EXAMPLE


                                                     NORTH CAROLINA
                                                     INTERMEDIATE                1       3       5       10
                                                     TAX-FREE FUND              YEAR   YEARS   YEARS   YEARS


                                                     INSTITUTIONAL SHARES       $      $       $       $



Use the table at right to compare
   fees and expenses with those
   of other funds. It illustrates
   the amount of fees and
   expenses you would pay,
   assuming the following:

  - $10,000 investment

  - 5% annual return

  - redemption at the end of each
    period

  - no changes in the Fund's
    operating expenses
Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and South
                                          Carolina income taxes consistent with preservation of
                                          capital.



    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the State of South Carolina and its political subdivisions that provide income exempt from both Federal
                                          personal income tax and South Carolina personal income tax.
                                          The Fund invests in South Carolina municipal securities only if they are "investment grade" (rated at the time of
                                          purchase in one of the four highest rating categories by an
                                          NRSRO, or are determined by the portfolio manager to be of comparable quality). The Fund will maintain an average
                                          duration of 3.5 to 8 years.



                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on interest
                                          rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.



                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.



    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.



                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by South Carolina and its political
                                          subdivisions, the Fund may be more vulnerable to unfavorable developments in South Carolina than funds that are more
                                          geographically diversified.



                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.



                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.



                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 83 or
                                          consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

1998                                                                              5.46
99                                                                               -2.62
2000                                                                              9.51
01                                                                                4.84
02                                                                                9.28
03                                                                                3.82
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:               %
                                                                         Worst quarter:              %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

   The chart and table on this page
   show how the South Carolina
   Intermediate Tax-Free Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Lehman Brothers 7-Year
   Municipal Bond Index, an unmanaged
   index generally representative of
   the performance of tax-exempt
   municipal securities with an
   average maturity of seven years.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


                                                                          1 YEAR      5 YEARS       SINCE INCEPTION
 INSTITUTIONAL SHARES(2)                                                                           (10/20/97)
   RETURN BEFORE TAXES                                                         %            %                %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                         %            %                %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                 %            %                %
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX(3)
 (reflects no deductions for fees, expenses or taxes)                          %            %                %(4)
 LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATIONS INDEX(3)
 (reflects no deductions for fees expenses, or taxes)                          %            %                %(4)


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years.

(4) Since 10/31/97.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)             SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                    None
                                                     -----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)         None
                                                     -----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                     2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)               SHARES

                                                     Management Fee(3)                           0.60%
                                                     -----------------------------------------------------
                                                     Distribution and Service
                                                     (12b-1) Fee                                 0.00%
                                                     -----------------------------------------------------
                                                     Other Expenses(3)                               %
                                                     -----------------------------------------------------
                                                     Total Fund Operating Expenses(3)                %
                                                     -----------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                              %
                                                     -----------------------------------------------------
                                                     Net Fund Operating Expenses(3)                  %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


   As an investor in the South
   Carolina Intermediate Tax-Free
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

                                               EXPENSE EXAMPLE


                                                     SOUTH CAROLINA
                                                     INTERMEDIATE                1       3       5       10
                                                     TAX-FREE FUND              YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $


   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   Illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and
                                          Virginia income taxes consistent with preservation of
                                          capital.



    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of the Commonwealth of Virginia and its political subdivisions that provide income exempt from both Federal
                                          personal income tax and Virginia personal income tax. The
                                          Fund invests in Virginia municipal securities only if they are "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are
                                          determined by the portfolio manager to be of comparable
                                          quality). The Fund will maintain on average duration of 3.5 to 8 years.



                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on interest
                                          rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.



                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.



    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.



                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by Virginia and its political
                                          subdivisions, the Fund may be more vulnerable to unfavorable developments in Virginia than funds that are more
                                          geographically diversified.



                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.



                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.



                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 83 or
                                          consult the SAI.

   RISK/RETURN SUMMARY AND FUND EXPENSES   VIRGINIA INTERMEDIATE TAX-FREE
   FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)
                                             (in percents)

2000                                                                             9.88
01                                                                               4.63
02                                                                               9.02
03                                                                               3.53
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:               %
                                                                         Worst quarter:              %




                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)

  The chart and table on this page
  show how the Virginia Intermediate
  Tax-Free Fund has performed and how
  its performance has varied from
  year to year. The bar chart gives
  some indication of risk by showing
  changes in the Fund's yearly
  performance to demonstrate that the
  Fund's value varied at different
  times. The table below it compares
  the Fund's performance over time to
  that of the Lehman Brothers 7-Year
  Municipal Bond Index, an unmanaged
  index generally representative of
  the performance of tax-exempt
  municipal securities with an
  average maturity of seven years. Of
  course, past performance does not
  indicate how the Fund will perform
  in the future.


                                                                          1 YEAR       SINCE INCEPTION
 INSTITUTIONAL SHARES(2)                                                                (5/17/99)
   RETURN BEFORE TAXES                                                         %                %
   RETURN AFTER TAXES ON DISTRIBUTIONS                                         %                %
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                 %                %
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                         %             %(4)
 LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATIONS INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                         %             %(4)


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years.

(4) Since 5/31/99.

   RISK/RETURN SUMMARY AND FUND EXPENSES   VIRGINIA INTERMEDIATE TAX-FREE
   FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          0.60%
                                                     ----------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee                                0.00%
                                                     ----------------------------------------------------

                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------

                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to    % for the period from February
                                   1, 2005 through January 31, 2006. For the
                                   current fiscal year, total actual operating
                                   expenses are expected to be less than the
                                   amount shown above because of voluntary
                                   additional fee waivers or expense
                                   reimbursements. With these fee waivers or
                                   reimbursements, the Fund's total actual
                                   operating expenses for the Institutional
                                   Shares are expected to be    %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be

                                   discontinued at any time.


  As an investor in the Virginia
  Intermediate Tax-Free Fund, you
  will pay the following fees and
  expenses when you buy and hold
  shares. Shareholder transaction
  fees are paid from your
  account. Annual Fund operating
  expenses are paid out of Fund
  assets, and are reflected in
  the share price.


                                               EXPENSE EXAMPLE


                                                     VIRGINIA INTERMEDIATE       1       3       5       10
                                                     TAX-FREE FUND              YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $


  Use the table at right to
  compare fees and expenses with
  those of other funds. It
  illustrates the amount of fees
  and expenses you would pay,
  assuming the following:
  - $10,000 Investment
  - 5% Annual Return
  - redemption at the end of each
    period
  - no changes in the Fund's
    operating expenses

  Because this example is
  hypothetical and for comparison
  only, your actual costs will be
  different.

   RISK/RETURN SUMMARY AND FUND EXPENSES       WEST VIRGINIA INTERMEDIATE
   TAX-FREE FUND




                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income exempt from federal and West
                                          Virginia income taxes consistent with preservation of
                                          capital.



    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests primarily in municipal securities of West Virginia and its political subdivisions that provide income exempt from both federal personal income tax and West Virginia personal income tax. The Fund invests in West Virginia municipal securities only if they are
                                          "investment grade" (rated at the time of purchase in one of the four highest rating categories by an NRSRO, or are
                                          determined by the portfolio manager to be of comparable
                                          quality). The Fund will maintain an average duration of 3.5 to 8 years.



                                          In managing the Fund's portfolio, the manager uses a "top
                                          down" investment management approach focusing on interest
                                          rates and credit quality. The manager sets, and continually adjusts, a target for the interest rate sensitivity of the
                                          Fund's portfolio based on expectations about interest rate movements. The manager then selects securities consistent
                                          with this target based on their individual characteristics.



                                          The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of
                                          the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.



    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates. Interest rate risk is generally high for
                                          longer-term bonds and low for shorter-term bonds.



                                          STATE SPECIFIC RISK: By concentrating its investments in
                                          securities issued by West Virginia and its political
                                          subdivisions, the Fund may be more vulnerable to unfavorable developments in West Virginia than funds that are more
                                          geographically diversified.



                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities, such as bonds. The lower a security's rating,
                                          the greater its credit risk.



                                          NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a
                                          particular issuer compared with other funds. Accordingly,
                                          the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.



                                          CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back
                                          and are typically forced to reinvest it in bonds that pay
                                          lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.



                                          ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later
                                          than expected. This may happen when there is a rise in
                                          interest rates. These events may lengthen the duration (i.e.
                                          interest rate sensitivity) and potentially reduce the value of these securities.



                                          INCOME RISK: The possibility that the Fund's income will
                                          decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for
                                          longer-term bonds.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see
                                          Additional Investment Strategies and Risks on page 83 or
                                          consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND




                                         PERFORMANCE BAR CHART AND TABLE
                                         YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                                         FOR INSTITUTIONAL SHARES(1),(2)

                                         (in percents)

1995                                                                             16.03
96                                                                                3.65
97                                                                                8.93
98                                                                                5.35
99                                                                               -3.27
2000                                                                             11.62
01                                                                                4.03
02                                                                                9.14
03                                                                                4.13
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:               %
                                                                         Worst quarter:              %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended
                                                    December 31, 2004)(1),(2)

   The chart and table on this page
   show how the West Virginia
   Intermediate Tax-Free Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the Lehman Brothers 7-Year
   Municipal Bond Index, an unmanaged
   index generally representative of
   the performance of tax-exempt
   municipal securities with an
   average maturity of seven years.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


                                                                     1 YEAR       5 YEARS       10 YEARS       SINCE INCEPTION
                                                                     -----------------------------------------------------------
 INSTITUTIONAL SHARES(3)                                                                                       (12/1/93)
                                                                     -----------------------------------------------------------
   RETURN BEFORE TAXES                                                    %            %              %                 %
                                                                     -----------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                    %            %              %                 %
                                                                     -----------------------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES            %            %              %                 %
--------------------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX(4)
 (reflects no deductions for fees, expenses or taxes)                     %            %              %                 %(5)
--------------------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS 7-YEAR GENERAL OBLIGATIONS INDEX(4)
 (reflects no deductions for fees, expenses, or taxes)                    %            %              %                 %(5)
--------------------------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30 day yield, call 1-800-228-1872.

(2) Performance data includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the period prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The benchmark index for the Fund has changed from the Lehman Brothers 7-Year General Obligations Index to the Lehman Brothers 7-Year Municipal Bond Index in order to provide a better comparison for the Fund's investment policies. The Lehman Brothers 7-Year General Obligations Index is representative of performance of tax-exempt municipal securities with an average maturity of seven years. The Lehman Brothers 7-Year Municipal Bond Index is representative of municipal bonds with a minimum credit of at least Baa, have a maturity value of at least $5 million and a maturity range of 6-8 years.

(5) Since 11/30/93.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%



                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee                                 %
                                                     ----------------------------------------------------
                                                     Distribution and Service (12b-1) Fee           %
                                                     ----------------------------------------------------
                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------
                                                     Total Fund Operating Expenses(3)               %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.


   As an investor in the West
   Virginia Intermediate Tax-Free
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

                                               EXPENSE EXAMPLE


                                                     WEST VIRGINIA               1       3       5      10
                                                     INTERMEDIATE TAX-FREE      YEAR   YEARS   YEARS   YEARS
                                                     FUND                       ----   -----   -----   -----
                                                     INSTITUTIONAL SHARES       $      $       $       $


   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          MONEY MARKET FUNDS

                                          These Funds seek current income with liquidity and stability of principal by investing primarily in short-term debt
                                          securities. The Funds seek to maintain a stable price of
                                          $1.00 per share.

    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - seeking preservation of capital
                                            - investing short-term reserves
                                            - willing to accept lower potential returns in exchange
                                              for a higher degree of safety
                                          These Funds may not be appropriate if you are:
                                            - seeking high total return
                                            - pursuing a long-term goal or investing for retirement

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND




                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks to provide as high a level of current
                                          interest income as is consistent with maintaining liquidity and stability of principal.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests only in U.S.
                                          dollar-denominated, "high-quality" short-term debt
                                          securities, including the following:
                                          - Obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign
                                            branches of such banks);
                                          - "High quality" commercial paper and other obligations
                                          issued or guaranteed by U.S. and foreign corporations and
                                            other issuers including corporate debt securities that the issuer or a third party, such as a dealer or bank, must
                                            repay upon demand;
                                          - Asset-backed securities;
                                          - Securities issued or guaranteed as to principal and
                                          interest by the U.S. Government or by its agencies or
                                            instrumentalities and related custodial receipts;
                                          - Securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;
                                          - Funding agreements issued by highly-rated U.S. insurance companies;
                                          - Securities issued or guaranteed by state or local
                                            government bodies; and
                                          - Repurchase agreements relating to the above instruments.
                                          "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example,
                                          commercial paper rated "A-1" or "A-2" by Standard & Poor's
                                          Corporation and "P-1" or "P-2" by Moody's Investors Service,
                                          Inc.); or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if
                                          unrated, are determined by the Sub-Adviser to be of
                                          comparable quality.

                                          When selecting securities for the Fund's portfolio, the
                                          manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high level of income. The manager generally evaluates
                                          investments based on interest rate sensitivity selecting
                                          those securities whose maturities fit the Fund's interest
                                          rate sensitivity target and which the manager believes to be the best relative values.

                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                                          Strategies and Risks on page 83 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risk:

                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates or that the Fund's yield will decrease due to a decrease in interest rates. Interest rate risk is
                                          generally high for longer-term debt securities and low for shorter-term debt securities.

                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.

                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.




                                          FOREIGN INVESTMENT RISK: Foreign securities make risks not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by various
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          For more information about this risk, please see Additional
                                          Investment Strategies and Risks on page 83.

                                          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                                          OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                                          AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                                          GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                                          VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                                          LOSE MONEY BY INVESTING IN THE FUND.

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

1998                                                                             5.14
99                                                                               4.75
2000                                                                             6.00
01                                                                               3.80
02                                                                               1.38
03                                                                               0.72
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:              %
                                                                         Worst quarter:             %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended

                                                    December 31, 2004)(1)
   The chart and table on this page
   show how the Prime Money Market
   Fund has performed and how its
   performance has varied from year
   to year. The bar chart gives some
   indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it shows the Fund's performance
   over time. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.


                                                                                                    SINCE INCEPTION
                                                                          1 YEAR      5 YEARS          (10/1/97)
                                                                          -------------------------------------------
   INSTITUTIONAL SHARES                                                       %            %                 %
---------------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.


As of December 31, 2004, the Fund's 7-day yield for Institutional Shares was
    %. Without fee waivers and expense reimbursements, the Fund's yield would
have been     % for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND


                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES
                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------
                                                     Redemption Fee(2)                             0%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES
                                                     Management Fee(3)                          0.40%
                                                     ----------------------------------------------------
                                                     Distribution and Service
                                                     (12b-1) Fee                                0.00%
                                                     ----------------------------------------------------
                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------
                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------
                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------
                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to     % for the period from
                                   February 1, 2005 through January 31, 2006.
                                   For the current fiscal year, total actual
                                   operating expenses are expected to be less
                                   than the amount shown above because of
                                   voluntary additional fee waivers or expense
                                   reimbursements. With these fee waivers or
                                   reimbursements, the Fund's total actual
                                   operating expenses for the Institutional
                                   Shares are expected to be     %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.



  As an investor in the Prime
  Money Market Fund, you will pay
  the following fees and expenses
  when you buy and hold shares.
  Shareholder transaction fees
  are paid from your account.
  Annual Fund operating expenses
  are paid out of Fund assets,
  and are reflected in the share
  price.


                                               EXPENSE EXAMPLE


                                                     PRIME MONEY MARKET          1       3       5      10
                                                     FUND                       YEAR   YEARS   YEARS   YEARS


                                                     INSTITUTIONAL SHARES       $      $       $       $



  Use the table at right to
  compare fees and expenses with
  those of other funds. It
  illustrates the amount of fees
  and expenses you would pay,
  assuming the following:

  - $10,000 Investment

  - 5% Annual Return

  - redemption at the end of each
    period

  - no changes in the Fund's
    operating expenses

  Because this example is
  hypothetical and for comparison
  only, your actual costs will be
  different.

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks current income with liquidity and stability of principal by investing exclusively in short-term United
                                          States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to
                                          repurchase agreements.




    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests exclusively in
                                          short-term U.S. dollar-denominated obligations issued by the
                                          U.S. Treasury ("U.S. Treasury Securities"), and repurchase agreements collateralized by U.S. Treasury Securities.
                                          Obligations purchased by the Fund are limited to U.S.
                                          dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.



                                          In managing the Fund, the portfolio manager focuses on
                                          generating a high level of income. The manager generally
                                          evaluates investments based on interest rate sensitivity
                                          selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the manager
                                          believes to be the best relative values. Generally, the
                                          portfolio manager buys and holds securities until their
                                          maturity.



                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.



                                          For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                                          Strategies and Risks on page 83 or consult the SAI.




    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risk:



                                          INTEREST RATE RISK: The possibility that the Fund's yield
                                          will decrease due to a decrease in interest rates or that
                                          the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for
                                          shorter-term debt securities.



                                          For more information about this risk, please see Additional
                                          Investment Strategies and Risks on page 83.



                                          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                                          OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                                          AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                                          GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                                          VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                                          LOSE MONEY BY INVESTING IN THE FUND.

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

1995                                                                             5.20
96                                                                               4.65
97                                                                               4.79
98                                                                               4.85
99                                                                               4.41
2000                                                                             5.66
01                                                                               3.54
02                                                                               1.19
03                                                                               0.52
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:              %
                                                                         Worst quarter:             %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended

                                                    December 31, 2004)(1)
   The chart and table on this page
   show how the U.S. Treasury Money
   Market Fund has performed and how
   its performance has varied from
   year to year. The bar chart gives
   some indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it shows the Fund's performance
   over time. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.


                                                                                                              SINCE INCEPTION
                                                                         1 YEAR     5 YEARS     10 YEARS         (10/5/92)
                                                                         --------------------------------
   INSTITUTIONAL SHARES                                                       %           %           %                %
-------------------------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.


    As of December 31, 2004, the Fund's 7-day yield for Institutional Shares was
        %. Without fee waivers and expense reimbursements, the Fund's yield
    would have been     % for this time period. For current yield information on
    the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------
                                                     Redemption Fee(2)                             0%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          0.40%
                                                     ----------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee                                0.00%
                                                     ----------------------------------------------------

                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------

                                                     Total Fund Operating Expenses(3)               %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customer's account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to   % for the period from February
                                   1, 2005 through January 31, 2006. For the
                                   current fiscal year, total actual operating
                                   expenses are expected to be less than the
                                   amount shown above because of voluntary
                                   additional fee waivers or expense
                                   reimbursements. With these fee waivers or
                                   reimbursements, the Fund's total actual
                                   operating expenses for the Institutional
                                   Shares are expected to be   %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.


   As an investor in the U.S.
   Treasury Money Market Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

                                               EXPENSE EXAMPLE


                                                     U.S. TREASURY MONEY         1       3       5      10
                                                     MARKET FUND                YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $


   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW


                          FUNDS OF FUNDS

                                          These Funds invest substantially all of their assets in
                                          Institutional shares of the BB&T Funds described earlier in this prospectus.



    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:



                                            - seeking to spread your investment among many different
                                               mutual funds that match your goals in one simple
                                               package



                                            - seeking investment professionals to select and maintain
                                               a portfolio of mutual funds for you



                                            - seeking the benefits of asset allocation and multiple
                                               levels of risk reducing diversification



                                          This Fund may not be appropriate if you are:



                                            - pursuing a short-term goal or investing emergency
                                              reserves



                                            - uncomfortable with an investment that will fluctuate in
                                              value




RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND





    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation and income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income securities.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund allocates its assets among the
                                          Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.



                                          The Fund will invest 25% to 55% of its total assets in
                                          Underlying Funds which invest primarily in equity
                                          securities, 45% to 75% of its total assets in Underlying
                                          Funds which invest primarily in fixed income securities and up to 20% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following Underlying Funds within the strategy ranges
                                          (expressed as a percentage of the Fund's total assets)
                                          indicated below:


                                                                                                   INVESTMENT RANGE
                                       UNDERLYING FUND                                        (PERCENTAGE OF FUND ASSETS)
                                       ----------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Company Value Fund                                    0%-55%
                                       Large Company Growth Fund                                   0%-55%
                                       Mid Cap Value Fund                                          0%-30%
                                       Mid Cap Growth Fund                                         0%-30%
                                       Small Company Value Fund                                    0%-30%
                                       Small Company Growth Fund                                   0%-30%
                                       International Equity Fund                                   0%-30%

                                       BOND FUNDS
                                       Short U.S. Government Fund                                  0%-75%
                                       Intermediate U.S. Government Fund                           0%-75%
                                       Intermediate Corporate Bond Fund                            0%-75%

                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                     0%-20%
                                       U.S. Treasury Money Market Fund                             0%-20%


                                          The Underlying Funds are described earlier in this
                                          Prospectus.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Fund's holdings.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND



                                          FIXED INCOME FUNDS: The Fund invests in Underlying Funds
                                          that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the
                                          issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                                          EQUITY FUNDS: The Fund also invests in Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.



                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.



                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

1998                                                                             11.07
99                                                                                6.28
2000                                                                              3.41
01                                                                               -3.15
02                                                                               -6.39
03                                                                               12.78
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended
                                                    December 31, 2004)(1)

   The chart and table on this page
   shows how the Capital Manager
   Conservative Growth Fund has
   performed and how its performance
   has varied from year to year. The
   bar chart gives some indication of
   risk by showing changes in the
   Fund's yearly performance to
   demonstrate that the Fund's value
   varied at different times. The
   table below it compares the Fund's
   performance over time to that of
   the S&P 500(R) Index, a widely
   recognized, unmanaged index of
   common stocks, and the Lehman
   Brothers Intermediate Government
   Bond Index, an unmanaged index
   representative of the total return
   of government bonds with
   maturities of less than 10 years.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


                                                                          1 YEAR       5 YEARS       SINCE INCEPTION
                                                                         ---------------------------------------------
 INSTITUTIONAL SHARES(2)                                                                              (10/2/97)
                                                                         ---------------------------------------------
   RETURN BEFORE TAXES                                                         %            %                 %
                                                                         ---------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                         %            %                 %
                                                                         ---------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                 %            %                 %
----------------------------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX
 (reflects no deductions for fees, expenses, or taxes)                         %            %              %(4)
----------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND FUND
 (reflects no deductions for fees, expenses, or taxes)                         %            %              %(4)
----------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                         %            %              %(4)
----------------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Index is an unmanaged index that includes investment-grade fixed-rate issues, including government, corporate, asset-backed, and mortgage securities, with maturities of at least one year.

(4) Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          0.25%
                                                     ----------------------------------------------------
                                                     Distribution and Service
                                                     (12b-1) Fee                                0.00%
                                                     ----------------------------------------------------
                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------
                                                     Total Fund Operating Expenses(1),(2)           %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.



                                   (4) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the average weighted expense ratio is expected to be % before fee waivers and expense reimbursement arrangements and % after fee waivers and expense reimbursement arrangements.


   As an investor in the Capital
   Manager Conservative Growth
   Fund, you will pay the
   following fees and expenses
   when you buy and hold shares.
   Shareholder transaction fees
   are paid from your account.
   Annual Fund operating expenses
   are paid out of Fund assets,
   and are reflected in the share
   price.

                                               EXPENSE EXAMPLE


                                                     CAPITAL MANAGER
                                                     CONSERVATIVE                   1       3       5      10
                                                     GROWTH FUND                  YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES         $      $       $       $


   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the fund's
      operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation and secondarily income by investing primarily in a group of diversified BB&T Funds which invest primarily in equity and fixed income
                                          securities.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund allocates its assets among the
                                          Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

                                          The Fund will invest 45% to 75% of its total assets in
                                          Underlying Funds which invest primarily in equity
                                          securities, 25% to 55% of its total assets in Underlying
                                          Funds which invest primarily in fixed income securities and up to 15% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following Underlying Funds within the strategy ranges
                                          (expressed as a percentage of the Fund's total assets)
                                          indicated below:


                                                                                                 INVESTMENT RANGE
                                       UNDERLYING FUND                                      (PERCENTAGE OF FUND ASSETS)
                                       --------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Company Value Fund                                       0%-75%
                                       Large Company Growth Fund                                      0%-75%
                                       Mid Cap Value Fund                                             0%-50%
                                       Mid Cap Growth Fund                                            0%-50%
                                       Small Company Value Fund                                       0%-50%
                                       Small Company Growth Fund                                      0%-50%
                                       International Equity Fund                                      0%-50%
                                       BOND FUNDS
                                       Short U.S. Government Fund                                     0%-55%
                                       Intermediate U.S. Government Fund                              0%-55%
                                       Intermediate Corporate Bond Fund                               0%-55%
                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                        0%-15%
                                       U.S. Treasury Money Market Fund                                0%-15%


                                          The Underlying Funds are described earlier in this
                                          Prospectus.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:

                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Fund's holdings.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND



                                          EQUITY FUNDS: The Fund invests in Underlying Funds that
                                          invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.

                                          FIXED INCOME FUNDS: The Fund also invests in Underlying
                                          Funds that invest primarily in fixed income securities,
                                          which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility
                                          that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the
                                          security will have its credit rating downgraded.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

1998                                                                             12.48
99                                                                               10.61
2000                                                                              0.28
01                                                                               -6.98
02                                                                              -12.92
03                                                                               18.09
04

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended
                                                    December 31, 2004)(1)

   The chart and table on this page
   shows how the Capital Manager
   Moderate Growth Fund has performed
   and how its performance has varied
   from year to year. The bar chart
   gives some indication or risk by
   showing changes in the Fund's
   yearly performance to demonstrate
   that the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the S&P
   500(R) Index, a widely recognized,
   unmanaged index of common stocks,
   and the Lehman Brothers
   Intermediate Government Bond
   Index, an unmanaged index
   representative of the total return
   of government bonds with
   maturities of less than 10 years.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


                                                                          1 YEAR       5 YEARS       SINCE INCEPTION
                                                                         ---------------------------------------------
 INSTITUTIONAL SHARES(2)                                                                             (10/2/97)
                                                                         ---------------------------------------------
   RETURN BEFORE TAXES                                                          %            %                %
                                                                         ---------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                          %            %                %
                                                                         ---------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                  %            %                %
----------------------------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX
 (reflects no deductions for fees, expenses, or taxes)                          %            %                %(4)
----------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND FUND
 (reflects no deductions for fees, expenses, or taxes)                          %            %                %(4)
----------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                          %            %                %(4)
----------------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Index is an unmanaged index that includes investment-grade fixed-rate issues, including government, corporate, asset-backed, and mortgage securities, with maturities of at least one year.

(4) Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          0.25%
                                                     ----------------------------------------------------
                                                     Distribution and Service (12b-1) Fee       0.00%
                                                     ----------------------------------------------------
                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------
                                                     Total Fund Operating Expenses(1),(2)           %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to % for the period from February 1, 2005 through January 31, 2006. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be %. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.



                                   (4) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the average weighted expense ratio is expected to be % before fee waivers and expense reimbursement arrangements and % after fee waivers and expense reimbursement arrangements.


   As an investor in the Capital
   Manager Moderate Growth Fund,
   you will pay the following
   fees and expenses when you buy
   and hold shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

                                               EXPENSE EXAMPLE


                                                     CAPITAL MANAGER                1       3       5      10
                                                     MODERATE GROWTH FUND         YEAR   YEARS   YEARS   YEARS

                                                     INSTITUTIONAL SHARES         $      $       $       $


   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

   RISK/RETURN SUMMARY AND FUND EXPENSES      CAPITAL MANAGER GROWTH FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund allocates its assets among the
                                          Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.

                                          The Fund will invest 60% to 90% of its total assets in
                                          Underlying Funds which invest primarily in equity
                                          securities, 10% to 40% of its total assets in Underlying
                                          Funds which invest primarily in fixed income securities and up to 10% of its total assets in Underlying Funds which are money market funds. The Fund will invest its assets in the following Underlying Funds within the strategy ranges
                                          (expressed as a percentage of the Fund's total assets)
                                          indicated below:


                                                                                                 INVESTMENT RANGE
                                       UNDERLYING FUND                                      (PERCENTAGE OF FUND ASSETS)
                                       --------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Company Value Fund                                       0%-90%
                                       Large Company Growth Fund                                      0%-90%
                                       Mid Cap Value Fund                                             0%-65%
                                       Mid Cap Growth Fund                                            0%-65%
                                       Small Company Value Fund                                       0%-65%
                                       Small Company Growth Fund                                      0%-65%
                                       International Equity Fund                                      0%-65%
                                       BOND FUNDS
                                       Short U.S. Government Fund                                     0%-40%
                                       Intermediate U.S. Government Fund                              0%-40%
                                       Intermediate Corporate Bond Fund                               0%-40%
                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                        0%-10%
                                       U.S. Treasury Money Market Fund                                0%-10%


                                          The Underlying Funds are described earlier in this
                                          Prospectus.

                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Fund's holdings.

   RISK/RETURN SUMMARY AND FUND EXPENSES      CAPITAL MANAGER GROWTH FUND



                                          EQUITY FUNDS: The Fund invests in Underlying Funds that
                                          invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.

                                          FIXED INCOME FUNDS: The Fund also invests in Underlying
                                          Funds that invest primarily in fixed income securities,
                                          which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility
                                          that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the
                                          security will have its credit rating downgraded.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

1998                                                                             13.43
99                                                                               14.14
2000                                                                             -1.66
01                                                                              -11.41
02                                                                              -17.85
03                                                                               21.80
04                                                                                0.00

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended

                                                    December 31, 2004)(1)
   The chart and table on this page
   shows how the Capital Manager
   Growth Fund has performed and how
   its performance has varied from
   year to year. The bar chart gives
   some indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the S&P
   500(R) Index, a widely recognized,
   unmanaged index of common stocks,
   and the Lehman Brothers
   Intermediate Government Bond
   Index, an unmanaged index
   representative of the total return
   of government bonds with
   maturities of less than 10 years.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


                                                                        1 YEAR      5 YEARS       SINCE INCEPTION
                                                                        -------------------------------------------
 INSTITUTIONAL SHARES(2)                                                                             (10/2/97)
                                                                        -------------------------------------------
   RETURN BEFORE TAXES                                                        %           %                  %
                                                                        -------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %           %                  %
                                                                        -------------------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                %           %                  %
-------------------------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX
 (reflects no deductions for fees, expenses, or taxes)                        %           %                  %(4)
-------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND FUND
 (reflects no deductions for fees, expenses, or taxes)                        %           %                  %(4)
-------------------------------------------------------------------------------------------------------------------
 LEHMAN BROTHERS AGGREGATE INDEX(3)
 (reflects no deductions for fees, expenses, or taxes)                        %           %                  %(4)
-------------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Lehman Brothers Aggregate Index is an unmanaged index that includes investment-grade fixed-rate issues, including government, corporate, asset-backed, and mortgage securities, with maturities of at least one year.

(4) Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)             SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                    None
                                                     -----------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)         None
                                                     -----------------------------------------------------
                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                     2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)               SHARES

                                                     Management Fee(3)                           0.25%
                                                     -----------------------------------------------------
                                                     Distribution and Service
                                                     (12b-1) Fee                                 0.00%
                                                     -----------------------------------------------------
                                                     Other Expenses(3)                               %
                                                     -----------------------------------------------------
                                                     Total Fund Operating Expenses(3,4)              %
                                                     -----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                              %
                                                     -----------------------------------------------------
                                                     Net Fund Operating Expenses(3)                  %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to   % for the period from February
                                   1, 2005 through January 31, 2006. For the
                                   current fiscal year, total actual operating
                                   expenses are expected to be less than the
                                   amount shown above because of voluntary
                                   additional fee waivers or expense
                                   reimbursements. With these fee waivers or
                                   reimbursements, the Fund's total actual
                                   operating expenses for the Institutional
                                   Shares are expected to be   %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.



                                   (4) In addition to the expenses shown above,
                                   if you buy and hold shares of the Fund you
                                   will indirectly bear your pro rata share of
                                   fees and expenses incurred by the Underlying
                                   Funds in which the Fund invests, so that the
                                   investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the average weighted expense ratio is expected to
                                   be   % before fees waivers and expense
                                   reimbursement arrangements and   % after fee
                                   waivers and expense reimbursement
                                   arrangements.


   As an investor in the Capital
   Manager Growth Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

                                               EXPENSE EXAMPLE


                                                     CAPITAL MANAGER             1       3       5      10
                                                     GROWTH FUND                YEAR   YEARS   YEARS   YEARS
                                                     INSTITUTIONAL SHARES       $      $       $       $


   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 Investment
    - 5% Annual Return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

                                                     CAPITAL MANAGER EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE CAPITAL MANAGER AGGRESSIVE
GROWTH FUND)


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks capital appreciation by investing primarily in a group of diversified BB&T Funds which invest primarily in equity securities.



    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund allocates its assets among the
                                          Underlying Funds (listed below) within predetermined
                                          strategy ranges set forth below. The portfolio manager will make allocation decisions according to his outlook for the economy, financial markets and relative market valuation of the Underlying Funds.



                                          The Fund will invest up to 100% of its total assets in
                                          Underlying Funds which invest primarily in equity securities and up to 10% of its total assets in Underlying Funds which invest primarily in fixed income securities and money market funds. The Fund will invest its assets in the following
                                          Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:


                                                                                                 INVESTMENT RANGE
                                       UNDERLYING FUND                                      (PERCENTAGE OF FUND ASSETS)
                                       --------------------------------------------------------------------------------
                                       STOCK FUNDS
                                       Large Company Value Fund                                       0%-90%
                                       Large Company Growth Fund                                      0%-90%
                                       Mid Cap Value Fund                                             0%-65%
                                       Mid Cap Growth Fund                                            0%-65%
                                       Small Company Value Fund                                       0%-65%
                                       Small Company Growth Fund                                      0%-65%
                                       International Equity Fund                                      0%-65%
                                       BOND FUNDS
                                       Short U.S. Government Fund                                     0%-40%
                                       Intermediate U.S. Government Fund                              0%-40%
                                       Intermediate Corporate Bond Fund                               0%-40%
                                       MONEY MARKET FUNDS
                                       Prime Money Market Fund                                        0%-10%
                                       U.S. Treasury Money Market Fund                                0%-10%


                                          The Underlying Funds are described earlier in this
                                          Prospectus.



                                          The Fund may also invest in certain other equity securities in addition to those described above. For a more complete
                                          description of the various securities in which the Fund may invest, please see Additional Investment Strategies and
                                          Risks on page 83 or consult the SAI.




    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:



                                          INVESTING IN MUTUAL FUNDS: The Fund's investments are
                                          concentrated in the Underlying Funds, so the Fund's
                                          investment performance is directly related to the
                                          performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the
                                          Underlying Funds, the Fund does not have the same
                                          flexibility to invest as a mutual fund without these
                                          constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in
                                          the share prices of the Underlying Fund's holdings.



                                          EQUITY FUNDS: The Fund invests in Underlying Funds that
                                          invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers'
                                          value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the
                                          risk that the particular market segment on which a Fund
                                          focuses will underperform other kinds of investments.

                                                     CAPITAL MANAGER EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE CAPITAL MANAGER AGGRESSIVE
GROWTH FUND)



                                          FIXED INCOME FUNDS: The Fund also invests in Underlying
                                          Funds that invest primarily in fixed income securities,
                                          which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility
                                          that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the
                                          security will have its credit rating downgraded.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 83.

                                                     CAPITAL MANAGER EQUITY FUND
RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE CAPITAL MANAGER AGGRESSIVE
GROWTH FUND)


                                             PERFORMANCE BAR CHART AND TABLE
                                             YEAR-BY-YEAR TOTAL RETURNS AS OF
                                             12/31 FOR INSTITUTIONAL SHARES(1)

                                             (in percents)

2002                                                                            -21.30
2003                                                                             24.49
2004                                                                              0.00

                                      The performance information shown above is based on a calendar year.


                                                                         Best quarter:                %
                                                                         Worst quarter:               %




                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended

                                                    December 31, 2004)(1)
   The chart and table on this page
   shows how the Capital Manager
   Equity Fund has performed and how
   its performance has varied from
   year to year. The bar chart gives
   some indication of risk by showing
   changes in the Fund's yearly
   performance to demonstrate that
   the Fund's value varied at
   different times. The table below
   it compares the Fund's performance
   over time to that of the S&P
   500(R) Index, a widely recognized,
   unmanaged index of common stocks.
   Of course, past performance does
   not indicate how the Fund will
   perform in the future.


                                                                         1 YEAR      SINCE INCEPTION
                                                                        ------------------------------
 INSTITUTIONAL SHARES(2)                                                                (3/19/01)
                                                                        ------------------------------
   RETURN BEFORE TAXES                                                        %                 %
                                                                        ------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS                                        %                 %
                                                                        ------------------------------
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES                %                 %
------------------------------------------------------------------------------------------------------
 S&P 500(R) INDEX
 (reflects no deductions for fees, expenses, or taxes)                        %                 %(3)
------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) Since 3/31/01.

                                                     CAPITAL MANAGER EQUITY FUND

RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE CAPITAL MANAGER AGGRESSIVE
GROWTH FUND)




                                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES       INSTITUTIONAL
                                                     (FEES PAID BY YOU DIRECTLY)(1)            SHARES

                                                     Maximum Sales Charge (load) on
                                                     Purchases                                   None
                                                     ----------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)        None
                                                     ----------------------------------------------------

                                                     Redemption Fee (on shares sold within
                                                     30 days of purchase)(2)                    2.00%
                                                     ANNUAL FUND OPERATING EXPENSES         INSTITUTIONAL
                                                     (FEES PAID FROM FUND ASSETS)              SHARES

                                                     Management Fee(3)                          0.25%
                                                     ----------------------------------------------------

                                                     Distribution and Service
                                                     (12b-1) Fee                                0.00%
                                                     ----------------------------------------------------

                                                     Other Expenses(3)                              %
                                                     ----------------------------------------------------

                                                     Total Fund Operating Expenses(3,4)             %
                                                     ----------------------------------------------------

                                                       Fee Waiver or Expense
                                                       Reimbursement(3)                             %
                                                     ----------------------------------------------------

                                                     Net Fund Operating Expenses(3)                 %


                                   (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                                   (2) A wire transfer fee of $7.00 may be
                                   deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.


                                   (3) The Fund's Adviser has contractually
                                   agreed to limit the management fees paid by
                                   the Fund to   % for the period from February
                                   1, 2005 through January 31, 2006. For the
                                   current fiscal year, total actual operating
                                   expenses are expected to be less than the
                                   amount shown above because of voluntary
                                   additional fee waivers or expense
                                   reimbursements. With these fee waivers or
                                   reimbursements, the Fund's total actual
                                   operating expenses for the Institutional
                                   Shares are expected to be   %. These
                                   voluntary fee waivers or expense
                                   reimbursement arrangements may be
                                   discontinued at any time.



                                   (4) In addition to the expenses shown above,
                                   if you buy and hold shares of the Fund you
                                   will indirectly bear your pro rata share of
                                   fees and expenses incurred by the Underlying
                                   Funds in which the Fund invests, so that the
                                   investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the average weighted expense ratio is expected to
                                   be   % before fees waivers and expense
                                   reimbursement arrangements and   % after fee
                                   waivers and expense reimbursement
                                   arrangements.


   As an investor in the Capital
   Manager Equity Fund, you will
   pay the following fees and
   expenses when you buy and hold
   shares. Shareholder
   transaction fees are paid from
   your account. Annual Fund
   operating expenses are paid
   out of Fund assets, and are
   reflected in the share price.

                                               EXPENSE EXAMPLE


                                                     CAPITAL MANAGER             1       3       5        10
                                                     AGGRESSIVE GROWTH FUND     YEAR   YEARS   YEARS    YEARS
                                                     INSTITUTIONAL SHARES       $      $       $        $


   Use the table at right to
   compare fees and expenses with
   those of other funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:
    - $10,000 investment
    - 5% annual return
    - redemption at the end of
      each period
    - no changes in the Fund's
      operating expenses
   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.

 [GRAPHIC]

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS



   STOCK FUNDS



   LARGE COMPANY VALUE FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the Russell 1000(R) Value Index. These stocks, which may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.


   LARGE COMPANY GROWTH FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the Russell 1000(R) Growth Index.


   MID CAP VALUE FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Value Index. These securities may include dividend-paying common stocks, preferred stocks, and preferred stocks and debt securities convertible into common stock of U.S. and foreign issuers. The Fund may also invest in American Depositary Receipts ("ADRs") and interests of investment trusts, such as Diamonds and SPDRs.

   MID CAP GROWTH FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Growth Index.


   SMALL COMPANY VALUE FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings (at market value at the time of investment) in the common stocks of small companies with market capitalization less than $3 billion. This policy will not be changed without 60 days' advance notice to shareholders.


   SMALL COMPANY GROWTH FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of small companies. This policy will not be changed without 60 days' advance notice to shareholders. Small companies are those companies with market capitalizations within the range of those companies in the Russell 2000(R) Growth Index.

   INTERNATIONAL EQUITY FUND. The Fund normally invests at least 65% of its total assets in the equity securities of foreign issuers. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days advance notice to shareholders. The Fund invests primarily in equity securities of issuers located throughout the world.

   From time to time the Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan, and the United Kingdom.

   The Fund may invest in both sponsored and unsponsored ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments.

   The Fund may also invest its assets in equity securities of issuers located in countries with emerging economies or securities markets. The Fund intends to limit its investment in such countries to 20% of its total assets. The Fund may (but is not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the Euro) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.

   SPECIAL OPPORTUNITIES EQUITY FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.


   EQUITY INCOME FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days notice to shareholders.


   ALL STOCK FUNDS (EXCEPT THE INTERNATIONAL EQUITY FUND): FOREIGN SECURITIES. Each Fund may invest in foreign securities through the purchase of ADRs or the purchase of foreign securities on the New York Stock Exchange. However, a Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25% of the value of its total assets.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS




   BOND FUNDS
   SHORT U.S. GOVERNMENT FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund may invest up to 20% of its net assets plus borrowings in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO, or are determined by the portfolio manager to be of comparable quality.

   The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.


   INTERMEDIATE U.S. GOVERNMENT FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in bonds issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. Bonds for this purpose include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The Fund may invest up to 20% of its net assets plus borrowings in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.


   The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

   INTERMEDIATE CORPORATE BOND FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in corporate bonds. This policy will not be changed without 60 days' advance notice to shareholders. At least 65% of the Fund's total assets will be invested in investment grade corporate bonds (rated in one of the top four rating categories by an NRSRO, such as Moody's or S&P, at the time of purchase or that are determined by the Adviser to be of comparable quality).

   The Fund may invest up to 15% of its total assets in corporate debt obligations that are not investment grade, but are rated in any category below BBB or Baa or are of comparable quality in the judgment of the Adviser (i.e. "junk bonds") and may include bonds in default. To the extent consistent with SEC rules, the Fund may invest in non-investment grade securities by investing in other investment companies that primarily invest in such securities.

   The Fund may invest in debt obligations of foreign corporations, banks and governments that are denominated either in U.S. dollars or foreign currency. The Fund will not invest more than 25% of its total assets in such obligations.

   The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

   ALL TAXABLE BOND FUNDS. Mortgage-related securities purchased by the Taxable Bond Funds will be either (i) issued by U.S. Government-owned or sponsored corporations or (ii) rated in the highest category by an NRSRO at the time of purchase (for example, rated Aaa by Moody's or AAA by S&P), or, if not rated, are of comparable quality as determined by the Adviser.


   KENTUCKY INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal personal income tax and Kentucky personal income tax ("Kentucky Tax-Exempt Obligations").


   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Kentucky tax-exempt obligations to over 20% of its total assets.

   MARYLAND INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and Maryland personal income tax ("Maryland Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Maryland tax-exempt obligations to over 20% of its total assets.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   NORTH CAROLINA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and North Carolina personal income tax. ("North Carolina Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its total holdings in tax-exempt obligations other than North Carolina tax-exempt obligations to over 20% of its total assets.

   SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and South Carolina personal income tax. ("South Carolina Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than South Carolina tax-exempt obligations to over 20% of its total assets.

   VIRGINIA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and Virginia personal income tax. ("Virginia Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Virginia tax-exempt obligations to over 20% of its total assets.

   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and West Virginia personal income tax ("West Virginia Tax-Exempt Obligations").

   For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than West Virginia tax-exempt obligations to over 20% of its total assets.

   ALL TAX-FREE BOND FUNDS. Each Fund will invest in Tax-Exempt Obligations which are rated at the time of purchase in one of the four highest categories by an NRSRO in the case of bonds; one of the two highest categories by an NRSRO in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of tax-exempt commercial paper; or rated "VMIG-1" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of variable rate demand obligations or, if unrated, are determined by the portfolio manager to be of comparable quality.

   Each Fund may invest up to 20% of its net assets plus borrowings in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders.

   ALL BOND FUNDS: PORTFOLIO MATURITY. Certain debt securities such as, but not limited to, mortgage backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund's weighted average portfolio maturity, the effective maturity of these securities will be used.
   MONEY MARKET FUNDS

   PRIME MONEY MARKET FUND. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker's acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit.

   The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   The Prime Money Market Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

   The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

     - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

     - securities that are issued or guaranteed by a person with such ratings;

     - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees; or

     - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.
   FUNDS OF FUNDS

   The Funds of Funds' net asset values will fluctuate with changes in the equity markets and the value of the Underlying Funds in which they invest. Each Fund of Funds' investment return is diversified by its investment in the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.

   With their remaining assets, the Funds of Funds may make direct investments in any domestic and foreign securities and other instruments which the Underlying Funds may purchase, as described in this prospectus. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.

   CAPITAL MANAGER EQUITY FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

   ALL STOCK FUNDS, BOND FUNDS AND FUNDS OF FUNDS


   TEMPORARY DEFENSIVE MEASURES. If deemed appropriate under the circumstances, each Stock Fund, Bond Fund, and Fund of Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of its total assets. Such short-term obligations may include money market instruments and repurchase agreements.


   ALL FUNDS

   FUNDAMENTAL POLICIES. Any of the policies identified above as fundamental may only be changed with respect to a particular Fund by a vote of a majority of the outstanding shares of that Fund.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS




   INVESTMENT PRACTICES
   The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the SAI for additional details regarding these and other permissible investments.


                                              FUND NAME                           FUND CODE
                                              ---------                           ---------
                        Large Company Value Fund                                    1
                        Large Company Growth Fund                                   2
                        Mid Cap Value Fund                                          3
                        Mid Cap Growth Fund                                         4
                        Small Company Value Fund                                    5
                        Small Company Growth Fund                                   6
                        International Equity Fund                                   7
                        Special Opportunities Equity Fund                           8
                        Equity Income Fund                                          9
                        Short U.S. Government Fund                                 10
                        Intermediate U.S. Government Fund                          11
                        Intermediate Corporate Bond Fund                           12
                        Kentucky Intermediate Tax-Free Fund                        13
                        Maryland Intermediate Tax-Free Fund                        14
                        North Carolina Intermediate Tax-Free Fund                  15
                        South Carolina Intermediate Tax-Free Fund                  16
                        Virginia Intermediate Tax-Free Fund                        17
                        West Virginia Intermediate Tax-Free Fund                   18
                        Prime Money Market Fund                                    19
                        U.S. Treasury Money Market Fund                            20

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                             INSTRUMENT                               FUND CODE             RISK TYPE
                             ----------                           ------------------    ------------------
    AMERICAN DEPOSITARY RECEIPTS ("ADRS"):  ADRs are foreign             1-9            Market
    shares of a company held by a U.S. bank that issues a                               Political
    receipt evidencing ownership.                                                       Foreign Investment
    ASSET-BACKED SECURITIES:  Securities secured by company           10-12, 19         Pre-payment
    receivables, home equity loans, truck and auto loans,                               Market
    leases, credit card receivables and other securities backed                         Credit
    by other types of receivables or other assets.                                      Interest Rate
                                                                                        Regulatory
                                                                                        Liquidity
                                                                                        Estimated Maturity
    BANKERS' ACCEPTANCES:  Bills of exchange or time drafts         3, 4, 9-12, 19      Credit
    drawn on and accepted by a commercial bank. Maturities are                          Liquidity
    generally six months or less.                                                       Market
                                                                                        Interest Rate
    BANK INSTRUMENTS:  Unsecured interest bearing deposits with           19            Credit
    banks. Bank instruments include bank accounts, time                                 Liquidity
    deposits, certificates of deposit and banker's acceptances.                         Market
    Yankee instruments are denominated in U.S. dollars and                              Interest Rate
    issued by U.S. branches of foreign banks. Eurodollar
    instruments are denominated in U.S. dollars and issued by
    non-U.S. branches of U.S. branches of U.S. or foreign banks.
    For purposes of the Prime Money Market Fund's concentration limitation, bank instruments also include fixed income
    securities credit enhanced by a bank.
    BONDS:  Interest-bearing or discounted government or               7, 9-19          Market
    corporate securities that obligate the issuer to pay the                            Credit
    bondholder a specified sum of money, usually at specific                            Interest Rate
    intervals, and to repay the principal amount of the loan at maturity.
    CALL AND PUT OPTIONS:  A call option gives the buyer the             1-9            Management
    right to buy, and obligates the seller of the option to                             Liquidity
    sell, a security at a specified price. A put option gives                           Credit
    the buyer the right to sell, and obligates the seller of the                        Market
    option to buy a security at a specified price. The Funds                            Leverage
    will sell only covered call and secured put options.
    CERTIFICATES OF DEPOSIT:  Negotiable instruments with a            1-9, 19          Market
    stated maturity.                                                                    Credit
                                                                                        Liquidity
                                                                                        Interest Rate
    COMMERCIAL PAPER:  Secured and unsecured short-term                1-12, 19         Credit
    promissory notes issued by corporations and other entities.                         Liquidity
    Maturities generally vary from a few days to nine months.                           Market
                                                                                        Interest Rate
    COMMON STOCK:  Shares of ownership of a company.                     1-9            Market
    CONVERTIBLE SECURITIES:  Bonds or preferred stock that             1-9, 12          Market
    convert to common stock.                                                            Credit
    DERIVATIVES:  Instruments whose value is derived from an             1-18           Management
    underlying contract, index or security, or any combination                          Market
    thereof, including futures, options (e.g., put and calls),                          Credit
    options on futures, swap agreements, and some                                       Liquidity
    mortgage-backed securities.                                                         Leverage
                                                                                        Interest Rate

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                             INSTRUMENT                               FUND CODE             RISK TYPE
                             ----------                           ------------------    ------------------
    EXCHANGE-TRADED FUNDS:  Exchange-traded funds such as                1-19           Market
    Standard & Poor's Depository Receipts ("SPDRs") and                                 Liquidity
    NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price,
    performance and dividend yield of an index, such as the S&P
    500 Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Exchange-traded funds entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. Unit
    investment trusts are registered investment companies.
    Therefore, a Fund's investment in exchange-traded funds is subject to the limitations on investing in investment
    company securities described below.

    FOREIGN SECURITIES:  Stocks issued by foreign companies, as        1-12, 19         Market
    well as commercial paper of foreign issuers and obligations                         Political
    of foreign banks, overseas branches of U.S. banks and                               Liquidity
    supranational entities.                                                             Foreign Investment

    FORWARD FOREIGN CURRENCY CONTRACTS:  An obligation to                 7             Management
    purchase or sell a specific amount of a currency at a fixed                         Market
    future date and price set by the parties involved at the                            Credit
    time the contract is negotiated.                                                    Liquidity
                                                                                        Leverage
                                                                                        Foreign Investment
                                                                                        Political

    FUTURES AND RELATED OPTIONS:  A contract providing for the           1-18           Management
    future sale and purchase of a specified amount of a                                 Market
    specified security, class of securities, or an index at a                           Credit
    specified time in the future and at a specified price.                              Liquidity
                                                                                        Leverage

    HIGH-YIELD/HIGH-RISK/DEBT                                             12            Credit
    SECURITIES:  High-yield/high-risk/debt securities are                               Market
    securities that are rated below investment grade by the                             Liquidity
    primary rating agencies (e.g., BB or lower by Standard &
    Poor's and Ba or lower by Moody's). These securities are
    considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include "lower rated bonds,"
    "non-investment grade bonds" and "junk bonds."

    INVESTMENT COMPANY SECURITIES:  Shares of investment                 1-20           Market
    companies. A Fund (except the Funds of Funds) may invest up to 5% of its total assets in the shares of any one
    registered investment company, but may not own more than 3%
    of the securities of any one registered investment company or invest more than 10% of its total assets in the
    securities of other registered investment companies. These registered investment companies may include money market
    funds of BB&T Funds and shares of other registered
    investment companies for which the Adviser to a Fund or any of their affiliates serves as investment adviser,
    administrator or distributor. The Prime Money Market Fund
    may only invest in shares of other investment companies with similar objectives.

    MORTGAGE-BACKED SECURITIES:  Debt obligations secured by            10-19           Pre-payment
    real estate loans and pools of loans. These include                                 Market
    collateralized mortgage obligations and real estate mortgage                        Credit
    investment conduits.                                                                Regulatory
                                                                                        Estimated Maturity

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                             INSTRUMENT                               FUND CODE             RISK TYPE
                             ----------                           ------------------    ------------------
    MUNICIPAL SECURITIES:  Securities issued by a state or              10-19           Market
    political subdivision to obtain funds for various public                            Credit
    purposes. Municipal securities include industrial                                   Political
    development bonds and other private activity bonds, as well                         Tax
    as general obligation bonds, revenue bonds, tax anticipation                        Regulatory
    notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations,
    municipal leases, obligations of municipal housing
    authorities (single family revenue bonds), and obligations issued on behalf of Section 501(c)(3) organizations.



    There are two general types of municipal bonds:
    General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation ("COPs"); utility and sales tax revenues; tax increment or tax allocations;
    housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.



    PREFERRED STOCKS:  Preferred Stocks are equity securities            1-9            Market
    that generally pay dividends at a specified rate and have
    preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.



    REPURCHASE AGREEMENTS:  The purchase of a security and the           1-20           Market
    simultaneous commitment to return the security to the seller                        Credit
    at an agreed upon price on an agreed upon date. This is
    treated as a loan.



    RESTRICTED SECURITIES:  Securities not registered under the          9-19           Liquidity
    Securities Act of 1933, such as privately placed commercial                         Market
    paper and Rule 144A securities.



    REVERSE REPURCHASE AGREEMENT:  The sale of a security and            5-8            Market
    the simultaneous commitment to buy the security back at an                          Leverage
    agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.



    SECURITIES LENDING:  The lending of up to 33 1/3% of the             1-20           Market
    Fund's total assets. In return the Fund will receive cash,                          Leverage
    other securities, and/or letters of credit.                                         Liquidity
                                                                                        Credit
    SHORT-TERM OBLIGATIONS:  High quality U.S.                           1-20           Market
    dollar-denominated debt securities that have remaining                              Credit
    maturities of one year or less. These securities may include
    U.S. government obligations, domestic and foreign commercial paper (including variable-amount master demand notes),
    bankers' acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. These
    investments are limited to those obligations which, at the time of purchase, (i) possess one of the two highest short-
    term ratings from at least two NRSROs (for example,
    commercial paper rated "A-1" or "A-2" by S&P and "P-1" or
    "P-2" by Moody's), or (ii) do not possess a rating (i.e.,
    are unrated) but are determined by the Adviser or
    Sub-Adviser to be of comparable quality.



    STRUCTURED PRODUCTS:  Individually negotiated agreements            10-12           Credit
    organized and operated to restructure the investment                                Market
    characteristics of the underlying security, involving the                           Liquidity
    deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more
    classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments.



    STAND-BY COMMITMENTS:  The Fund may acquire "stand-by               13-19           Market
    commitments" with respect to Municipal Securities held in
    its portfolio. The Fund will acquire stand-by commitments
    solely to facilitate portfolio liquidity.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                             INSTRUMENT                               FUND CODE             RISK TYPE
                             ----------                           ------------------    ------------------
    TIME DEPOSITS:  Non-negotiable receipts issued by a bank in        9, 19-20         Liquidity
    exchange for the deposit of funds.                                                  Credit
                                                                                        Market
    U.S. GOVERNMENT AGENCY SECURITIES:  Securities issued by             1-19           Interest Rate
    agencies and instrumentalities of the U.S. government. These                        Credit
    include Ginnie Mae, Fannie Mae, and Freddie Mac.                                    U.S. Gov't.
                                                                                        Agency
    U.S. TREASURY OBLIGATIONS:  Bills, notes, bonds, separately          1-20           Interest Rate
    traded registered interest and principal securities, and
    coupons under bank entry safekeeping.

    VARIABLE AMOUNT MASTER DEMAND NOTES:  Unsecured demand notes        10-20           Credit
    that permit the indebtedness to vary and provide for                                Liquidity
    periodic adjustments in the interest rate according to the                          Interest Rate
    terms of the instrument. Because master demand notes are
    direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of
    principal and accrued interest at specified intervals.

    VARIABLE AND FLOATING RATE INSTRUMENTS:  Obligations with           10-19           Credit
    interest rates which are reset daily, weekly, quarterly or                          Liquidity
    some other period and which may be payable to the Fund on                           Market
    demand.

    WARRANTS:  Securities, typically issued with preferred stock         1-9            Market
    or bonds, that give the holder the right to buy a                                   Credit
    proportionate amount of common stock at a specified price.

    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:  Purchase or     2-4, 8, 9-19       Market
    contract to purchase securities at a fixed price for                                Leverage
    delivery at a future date. Under normal market conditions,                          Liquidity
    when-issued purchases and forward commitments will not                              Credit
    exceed 25% of the value of a Fund's total assets.

    YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS:  U.S. dollar              9-19           Market
    denominated bonds issued by foreign corporations or                                 Credit
    governments. Sovereign bonds are those issued by the                                Interest Rate
    government of a foreign country. Supranational bonds are
    those issued by supranational entities, such as the World
    Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.

    ZERO-COUPON DEBT OBLIGATIONS:  Bonds and other debt that pay         9-20           Credit
    no interest, but are issued at a discount from their value                          Market
    at maturity. When held to maturity, their entire return                             Interest Rate
    equals the difference between their issue price and their
    maturity value.


   INVESTMENT RISKS

   Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

   CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

   ESTIMATED MATURITY RISK. The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

   INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

   INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better -- or worse -- than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

   LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

       HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.

       SPECULATIVE. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

   LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

   MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

   MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

   POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay-higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income - and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

   REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

   SMALL COMPANY RISK. Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

   TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

   U.S. GOVERNMENT AGENCY SECURITIES RISK. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae, Ginnie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentalities of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

 [GRAPHIC]

 FUND MANAGEMENT



   THE INVESTMENT ADVISER

   BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Funds. BB&T Asset Management is a wholly-owned subsidiary of BB&T Corporation ("BB&T") a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of
   December 31, 2004, BB&T had assets of approximately $     billion. Through
   its subsidiaries, BB&T operates over 1,350 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.



   In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. While BB&T Asset Management has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset
   Management currently manages discretionary assets of more than $     billion.



   The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. The Funds and the Advisor are seeking exemptive relief from the Securities and Exchange Commission (SEC) to permit the Advisor, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Advisor obtains this exemptive order from the SEC, the Advisor will have the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.



   Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.



   For these advisory services, the Funds paid as follows during their fiscal year ended:



                                                             PERCENTAGE OF AVERAGE NET
                                                            ASSETS FOR THE FISCAL YEAR
                                                                  ENDED 09/30/04
                                                          ------------------------------
     Large Company Value Fund                                         %
                                                          ------------------------------
     Large Company Growth Fund                                        %
                                                          ------------------------------
     Mid Cap Value Fund                                               %
                                                          ------------------------------
     Mid Cap Growth Fund                                              %
                                                          ------------------------------
     Small Company Value Fund                                         %
                                                          ------------------------------
     Small Company Growth Fund                                        %
                                                          ------------------------------
     International Equity Fund                                        %
                                                          ------------------------------
     Special Opportunities Equity Fund                                %
                                                          ------------------------------
     Equity Income Fund                                               %
                                                          ------------------------------
     Short U.S. Government Fund                                       %
                                                          ------------------------------
     Intermediate U.S. Government Fund                                %
                                                          ------------------------------
     Intermediate Corporate Bond Fund                                 %
                                                          ------------------------------
     Kentucky Intermediate Tax Free Fund                              %
                                                          ------------------------------
     Maryland Intermediate Tax Free Fund                              %
                                                          ------------------------------
     North Carolina Intermediate Tax-Free Fund                        %
                                                          ------------------------------
     South Carolina Intermediate Tax-Free Fund                        %
                                                          ------------------------------
     Virginia Intermediate Tax-Free Fund                              %
                                                          ------------------------------
     West Virginia Intermediate Tax-Free Fund                         %
                                                          ------------------------------
     Prime Money Market Fund                                          %
                                                          ------------------------------
     U.S. Treasury Money Market Fund                                  %
                                                          ------------------------------
     Capital Manager Conservative Growth Fund                         %
                                                          ------------------------------
     Capital Manager Moderate Growth Fund                             %
                                                          ------------------------------
     Capital Manager Growth Fund                                      %
                                                          ------------------------------
     Capital Manager Equity Fund                                      %
                                                          ------------------------------

   FUND MANAGEMENT




   THE INVESTMENT SUB-ADVISERS



   INTERNATIONAL EQUITY FUND. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the Sub-advisor to the International Equity Fund Pursuant to a Sub-advisory Agreement BB&T Asset Management. Under the Sub-Advisory Agreement, UBS Global AM will provide investment management sub-advisory services to the Fund, select investments and place all orders for purchases and sales of the Fund's securities, subject to the direction and supervision of the BB&T Funds' Board of Trustees and the Adviser, any written guidelines adopted by the Fund's Board of Trustees or the Adviser and furnished to UBS Global AM, and in accordance with the Fund's written investment restrictions.


   UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of
   September 30, 2004, UBS Global AM had approximately $     billion in assets
   under management and the Group has approximately $     billion in assets
   under management.



   SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. Scott & Stringfellow, Inc. ("Scott & Stringfellow" or the "Sub-Adviser") serves as the sub-adviser to the Special Opportunities Equity Fund and the Equity Income Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Funds' investment objectives.



   Scott & Stringfellow's address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a wholly-owned subsidiary of BB&T. As of December 31, 2004, Scott & Stringfellow had over $15 billion in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.


   PRIME MONEY MARKET FUND. Federated Investment Management Company ("Federated IMC") serves as the Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.


   Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 185 mutual funds and separate accounts, which totaled approximately $ billion in assets as of December 31, 2004. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,600 employees. More than 4,000 investment professionals make Federated Funds available to their customers.




   PORTFOLIO MANAGERS


   LARGE COMPANY VALUE FUND. Rick Jones, CFA, has managed or has been a member of the team that manages the Large Company Value Fund since February 1993. Mr. Jones is a Senior Vice President and Director of Value Equity Management for the Adviser. He has been with the Adviser and its predecessors since 1988.



   LARGE COMPANY GROWTH FUND. Paige Henderson, CFA, CPA, has been the portfolio manager of the Large Company Growth Fund since July 2004. Ms. Henderson is a Senior Vice President and has been employed by the Adviser since September 2002. From June 2000 to September 2002, she was a portfolio manager and Manager of Quantitative Research for First Union Group. Prior to June 2000, she was a portfolio manager with Wachovia Securities.



   MID CAP VALUE FUND. Buel "Steve" Sears, CFA, has managed or has been a member of the team that manages the Mid Cap Value Fund since its inception. Mr. Sears managed the OVB Equity Income Fund (predecessor to BB&T Mid Cap Value Fund) since June 1997. Mr. Sears is a Senior Vice President and portfolio manager with the Adviser. Mr. Sears has been a portfolio manager with the Adviser and its predecessors since 1997.

   FUND MANAGEMENT


   MID CAP GROWTH FUND. David Nolan has managed or has been a member of the team that manages the Mid Cap Growth Fund since its inception. Mr. Nolan managed the OVB Capital Appreciation Fund (predecessor to the BB&T Mid Cap Growth Fund) since December 1993. Mr. Nolan is a Senior Vice President and portfolio manager with the Adviser. He has been with the Adviser and its predecessors since 1985.


   SMALL COMPANY VALUE FUND. John Kvantas, CFA, has managed the Small Company Value fund since its May 2003 inception. Mr. Kvantas is a Senior Vice President and portfolio manager for the Adviser. He has been with the Advisor since March 2003. From November 1997 to February 2003, he was a portfolio manager and equity analyst with Wachovia.


   SMALL COMPANY GROWTH FUND. Raiford Garrabrant, CFA, has managed the Small Company Growth Fund since January 2004. From September 2003 to December 2003, Mr. Garrabrant was the Founder and President of T3 Research, Inc. From November 1996 to September 2003, Mr. Garrabrant was a Portfolio Manager with Van Wagoner Capital Management.

   INTERNATIONAL EQUITY FUND. All decisions for the International Equity Fund are made by a team of investment professionals, all of whom take an active part in the decision making process.


   SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. George F. Shipp, CFA, has been the portfolio manager of the Special Opportunities Equity Fund and the Equity Income Fund since their inception. Mr. Shipp is the Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, and serves as Chief Investment Officer of the CHOICE portfolios, unregistered separately-managed accounts sponsored by Scott & Stringfellow. Mr. Shipp has been with Scott & Stringfellow since 1982.



   SHORT U.S. GOVERNMENT FUND. Kevin McNair, CFA, has managed or has been a member of the team that manages the Short U.S. Government Fund since 1994. Mr. McNair is a Senior Vice President and portfolio manager with the Adviser.



   INTERMEDIATE U.S. GOVERNMENT FUND AND INTERMEDIATE CORPORATE BOND FUND.  Brad
   D. Eppard, CFA, has been the portfolio manager of the Intermediate U.S. Government Fund since July 2003 and of the Intermediate Corporate Bond Fund since July 2004. Mr. Eppard is a Senior Vice President and portfolio manager with the Adviser, positions which he has held since July 2003. From October 2000 to July 2003 Mr. Eppard was a portfolio manager for Legg Mason Wood Walker. From February 2000 to October 2000 Mr. Eppard was a portfolio manager for Wachovia Securities. Prior to that Mr. Eppard was a portfolio manager at Boatman's Capital Management from April 1997 to January 2000.



   TAX-FREE BOND FUNDS. Robert Millikan, CFA, has managed or has been a member of the team that manages each of the Tax-Free Bond Funds since February 2000. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank.



   FUNDS OF FUNDS. All decisions for the Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund are made by a team of investment professionals, all of whom take an active part in the decision making process.

   FUND MANAGEMENT


   SCOTT & STRINGFELLOW-RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS

   In addition to acting as Sub-Adviser to the Special Opportunities Equity Fund and the Equity Income Fund, Scott & Stringfellow manages a wrap fee program pursuant to the multi-style investment strategy. The following table shows the historical performance of all accounts managed by Scott & Stringfellow, which have substantially similar investment objectives, policies, strategies and risks to the Special Opportunities Equity Fund and Equity Income Fund, respectively. These composites are provided to illustrate the past performance of Scott & Stringfellow in managing accounts substantially similar to the Special Opportunities Equity Fund and the Equity Income Fund. THESE COMPOSITES DO NOT REPRESENT THE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND OR THE EQUITY INCOME FUND. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND, THE EQUITY INCOME FUND OR OF SCOTT & STRINGFELLOW.


   The Sub-Adviser's composite performance data shown below was calculated on a time weighted basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of a 2.2% fee comprising advisory services, brokerage commissions and execution costs, without provision for federal or state income taxes or custody fees. This fee represents the highest account fee paid at the account level by the underlying private accounts used to construct the composite. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives.


   The accounts that are included in the Sub-Adviser's composites are not subject to the same types of expenses to which the Special Opportunities Equity Fund and the Equity Income Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or Subchapter M of the Internal Revenue Code.



   Consequently, the performance results for the Sub-Adviser's composites could have been adversely affected if the accounts included in the composites had been regulated as investment companies under the federal securities laws.

   FUND MANAGEMENT



   SCOTT & STRINGFELLOW-RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS CONTINUED






   The investment results of the Sub-Adviser's composites presented below are unaudited. The investment results of the Sub-Adviser's composites were not calculated pursuant to the methodology established by the SEC that will be used to calculate the performance results of the Special Opportunities Equity Fund and the Equity Income Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.



                                   SUB-ADVISER'S    SUB-ADVISER'S
                                     COMPOSITE        COMPOSITE
                                     RELATED TO      RELATED TO
                                    THE SPECIAL        EQUITY
                                   OPPORTUNITIES       INCOME       S&P 500
            CALENDAR YEAR          EQUITY FUND(2)      FUND(3)      INDEX(4)
    ------------------------------------------------------------------------
    2001                                8.45%            3.1%       -11.88%
    ------------------------------------------------------------------------
    2002                              -18.39%          -14.9%       -22.42%
    ------------------------------------------------------------------------
    2003                               43.18%           29.4%        28.69%
    ------------------------------------------------------------------------
    2004                                    %               %             %
    ------------------------------------------------------------------------



                                   SUB-ADVISER'S    SUB-ADVISER'S
                                     COMPOSITE        COMPOSITE
                                     RELATED TO      RELATED TO
                                    THE SPECIAL        EQUITY
                                   OPPORTUNITIES       INCOME       S&P 500
          ANNUALIZED PERIOD        EQUITY FUND(2)      FUND(3)      INDEX(4)
    ------------------------------------------------------------------------
    1 Year Ended 12/31/04                   %               %             %
    ------------------------------------------------------------------------
    2 Years Ended 12/31/04                  %               %             %
    ------------------------------------------------------------------------
    3 Years Ended 12/31/04                  %               %             %
    ------------------------------------------------------------------------
    Inception through 12/31/04(1)           %               %             %
    ------------------------------------------------------------------------



   (1) Inception is 12/27/00 and 6/30/04 for the Special Opportunities Equity Fund and the Equity Income Fund, respectively.



   (2) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct the composite. However, this fee is lower than the estimated total fund operating expenses, absent contractual and voluntary waivers, of
       % for the Institutional Shares of the Special Opportunities Equity Fund. Including contractual and voluntary waivers, this fee would be higher than
   estimated total operating expenses of     % for the Institutional Shares of
   the Special Opportunities Equity Fund. The performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund does not take into account federal or state income taxes.



   (3) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Equity Income Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct this composite. This fee is lower than the estimated total fund operating
   expenses, absent contractual and voluntary waivers, of     % for the
   Institutional Shares of the Equity Income Fund. This fee is higher than the estimated total fund operating expenses, absent contractual and voluntary
   waivers, of     % for the Class A Shares. Including contractual and voluntary waivers, this fee would be higher than estimated total operating expenses of
       % for the Institutional Shares of the Equity Income Fund. The performance of the Sub-Adviser's composite related to Equity Income Fund does not take into account federal or state income taxes.



   (4) The S&P 500 Index is a widely recognized, unmanaged index of common stocks.

   THE DISTRIBUTOR AND ADMINISTRATOR





   BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BISYS Fund Services, L.P. (the "Sub-Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as each Fund's sub-administrator.


   BISYS Fund Services, L.P. (the "Distributor"), also serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

   The SAI has more detailed information about the Investment Adviser and other service providers.

 [GRAPHIC]

 SHAREHOLDER INFORMATION

   CHOOSING A SHARE CLASS
   BB&T Funds offer different classes of Fund shares, which have different expenses and other characteristics. Only one class of Fund shares, Institutional Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of the Institutional Shares:

   INSTITUTIONAL SHARES

   - No sales charges.

   - No distribution and service (12b-1) fees.

   - Available only to Branch Banking and Trust Company and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity.

   For actual past expenses of the Institutional Shares, see the fund-by-fund information earlier in this prospectus.

   The Funds also offer Class A Shares, Class B Shares, and Class C Shares, each of which has its own expense structure. Class A Shares, Class B Shares, and Class C Shares are available to investors who are not fiduciary clients of Branch Banking and Trust Company and who are not otherwise eligible for Institutional Shares. Call the Distributor for more information (see back cover of this prospectus).

   Generally, expenses applicable to the Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-1) fees, are borne solely by that share class.

   SHAREHOLDER INFORMATION




   PRICING OF FUND SHARES
   ------------------------------
   HOW NAV IS CALCULATED
   The NAV is calculated by
   adding the total value of the
   Fund's investments and other
   assets, subtracting its
   liabilities and then dividing
   that figure by the number of
   outstanding shares of the
   Fund:

               NAV =
     Total Assets - Liabilities
   -------------------------------
          Number of Shares
            Outstanding



   Generally, for Funds other
   than the Money Market Funds,
   you can find the Fund's NAV
   daily in The Wall Street
   Journal and other newspapers.
   NAV is calculated separately
   for each class of shares.

   ------------------------------
                                       MONEY MARKET FUNDS



                                       The per share net asset value ("NAV") of the Prime Money Market Fund and the U.S. Treasury Money Market Fund will be determined at 12:00 p.m. Eastern Time, 3:00 p.m. Eastern Time, and at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the Exchange is open.



                                       Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.



                                       Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

                                       OTHER FUNDS



                                       Per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open.



                                       Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. This is what is known as the offering price. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.



                                       A Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by BB&T Funds' Pricing Committee pursuant to procedures established by BB&T Funds' Board of Trustees. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES



   You may purchase Institutional Shares of the Funds through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers approved by the Distributor.

   These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information.

   DIVIDENDS AND DISTRIBUTIONS


   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Money Market Funds and the Bond Funds are declared daily and paid monthly. Income dividends for the Large Company Value Fund, the Mid Cap Value Fund, and the Small Company Value Fund are declared and paid monthly. The Large Company Growth Fund, the Mid Cap Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund, and the Funds of Funds declare and pay income dividends quarterly. Capital gains are distributed at least annually.


   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

   -----------------------------------------------------------------------------

   AVOID TAX WITHHOLDING


   Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.

   -----------------------------------------------------------------------------

   SHAREHOLDER INFORMATION




   SELLING YOUR SHARES

   You may sell your shares at
   any time. Your sales price
   will be the next NAV after
   your sell order is received
   by the Fund, its transfer
   agent, or your investment
   representative. Normally you
   will receive your proceeds
   within a week after your
   request is received. See
   section on "General Policies
   on Selling Shares below."

                                  WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

                                  As a mutual fund shareholder, you are
                                  technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.




                                  INSTRUCTIONS FOR SELLING SHARES

                                  If selling your shares through a financial institution or your financial adviser or broker, ask them for their redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

     1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below).

   BY MAIL

     1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature

     2. Mail to: BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533.

   BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" BELOW)

     1. See instruction 1 above.
     2. Send to: BB&T Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

   WIRE TRANSFER

   You must indicate this option on your application.

   The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this Prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

   Call 1-800-228-1872 to request a wire transfer.

   If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   ELECTRONIC REDEMPTIONS

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   Your bank may charge for this service.

   Call 1-800-228-1872 to request an electronic redemption.
   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

   SHAREHOLDER INFORMATION




   GENERAL POLICIES ON SELLING SHARES



   REDEMPTIONS IN WRITING REQUIRED

   You must request redemption in writing and obtain a signature guarantee if:

     - The check is not being mailed to the address on your account; or

     - The check is not being made payable to the owner(s) of the account; or

     - Your account address has changed within the last ten business days; or

     - The redemption proceeds are being transferred to another Fund account with a different registration; or

     - The redemption proceeds are being wired to bank instructions currently not on your account.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared.

   REDEMPTION FEES

   The BB&T Funds will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class), including exchanging your shares for shares of another BB&T Fund, after holding them for less than 30 days subject to certain exceptions or limitations described below. The redemption fee will not be assessed on sales of shares or exchanges out of the BB&T Money Market Funds. The redemption fee is paid directly to the BB&T Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares what were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. Although the BB&T Funds will attempt to assess the redemption fee on applicable redemptions, there can be no guarantee that the Funds will be successful in doing so, including instances when omnibus accounts or retirement plans will not or cannot collect the redemption fee from their underlying accounts. Further, the Funds will not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 30 days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Funds. If you reinvest a dividend or capital gain and purchase more shares (in the same fund) those shares will not be subject to the redemption fee upon the sale of those shares or the exchange of those shares for shares of another fund.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES
   CONTINUED




   REDEMPTION IN KIND

   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   UNDELIVERABLE REDEMPTION CHECKS




   For any shareholder who chooses to receive distributions in cash:

   If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.

   SHAREHOLDER INFORMATION


   EXCHANGING YOUR SHARES
   You can exchange your
   shares in one Fund for
   shares of the same class
   of another BB&T Fund,
   usually without paying
   additional sales charges
   (see "Notes" below). You
   must meet the minimum
   investment requirements
   for the Fund into which
   you are exchanging.
   Exchanges from one Fund to
   another are taxable.
   Institutional Shares may
   also be exchanged for
   Class A Shares of the same
   Fund if you cease to be
   eligible to purchase
   Institutional Shares.
   Institutional Shares of
   each Fund may not be
   exchanged for Class B
   Shares or Class C Shares.
   No transaction fees are
   currently charged for
   exchanges. However, the
   2.00% redemption fee is
   charged on exchanges made
   within 30 days at a
   purchase or exchange
   transaction. Furthermore,
   the exchange of
   Institutional Shares for
   Class A Shares will
   require payment of the
   sales charge unless the
   sales charge is waived.
   Please consult the Class
   A, Class B, and Class C
   Shares prospectus for more
   information.
                                   INSTRUCTIONS FOR EXCHANGING SHARES

                                   Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 182533, Columbus OH 43218-2533, or by calling 1-800-228-1872. Please provide the following information:

                                    - Your name and telephone number

                                    - The exact name on your account and account
                                      number

                                    - Taxpayer identification number (usually
                                      your Social Security number)

                                    - Dollar value or number of shares to be
                                      exchanged

                                    - The name of the Fund from which the
                                      exchange is to be made

                                    - The name of the Fund into which the
                                      exchange is being made

                                   See "Selling your Shares" for important
                                   information about telephone transactions.


                                   MARKET TIMING



                                   Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Funds due to market timing strategies, we have adopted certain policies and procedures. To deter market timing, the Funds impose redemption fees on shares sold within thirty days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the money market funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder
                                   Information -- Redemption Fees."



                                   We also reserve the right to close any
                                   account in which we have identified a pattern of excessive or abusive trading.



                                   We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems. In addition, although we will attempt to assess the redemption fee on all applicable redemptions, we cannot guarantee that we will succeed in doing so. For example, certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. These types of accounts generally include multiple investors and typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and to identify market timing activity.



                                   We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of fund shareholders, or to comply with state or Federal legal requirements.

   SHAREHOLDER INFORMATION




   NOTES ON EXCHANGES
     - When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

     - The registration and tax identification numbers of the two accounts must be identical.

     - The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

     - Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

   SHAREHOLDER INFORMATION




   DIVIDENDS, DISTRIBUTIONS AND TAXES
   Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


   Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. Additionally, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, through December 31, 2008. Distributions are taxable whether you received them in cash or in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).



   For the Tax-Free Bond Funds, the income dividends that you receive are expected to be exempt from federal income taxes but may be subject to state and local taxes. In the case of the Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund, dividend income is expected to be exempt from Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia income taxes, respectively. However, if you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Tax-Free Bond Funds may have on the federal taxation of your benefits. In addition, an investment in the Tax-Free Bond Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Investments held in a Tax-Free Bond Fund which do not conform to the Fund's primary goal of investing in securities which are exempt from federal and state income taxes, whether for defensive reasons or otherwise, may result in federal and/or state income or other taxes.



   A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund of funds structure could therefore affect the amount, timing and character of distributions to Shareholders.


   A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's yield on those securities would be decreased. Except with respect to the International Equity Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.


   The American Jobs Creation Act of 2004, signed by President Bush on October 22, 2004, modifies the tax treatment of distributions from a Fund that are attributable to gain from "US real property interests" ("USRPIs"), which the Code defines to include direct holdings of US real property and interests (other than solely as a creditor) in "US real property holding corporations" such as REITs. Under the new law, which is generally effective for dividends with respect to tax years of RICs beginning after December 31, 2004, the distribution of gains from USRPIs will be subject to withholding of US federal income tax at a rate of 35% when made to a foreign shareholder and will give rise to an obligation for that foreign shareholder to file a US tax return.


   Any gain resulting from the sale or exchange of your Fund Shares (even if the income from which is tax exempt) will generally be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible state and local taxes.

   BB&T Funds will send you a statement each year showing the tax status of all your distributions.

   - For each Fund, other than the Tax-Free Bond Funds, the dividends and short-term capital gains that you receive are considered ordinary income for tax purposes. For the Tax-Free Bond Funds, any short-term capital gains that you receive are taxable to you as ordinary dividend income for federal income tax purposes.

   - Any distributions of net long-term capital gains by a Fund are taxable to you as long-term capital gains for tax purposes, no matter how long you've owned shares in the Fund.

   - Generally, the Funds' advisers do not consider taxes when deciding to buy or sell securities. Capital gains are realized from time to time as by-products of ordinary investment activities. Distributions may vary considerably from year to year.

   SHAREHOLDER INFORMATION


   - If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

   - Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.


   SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS



   Under current law, dividends (other than capital gain dividends) paid by each Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, the Funds will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Funds properly designate nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to the Funds in their taxable years beginning October 1, 2005.


   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.)

   MORE INFORMATION ABOUT TAXES IS IN OUR SAI.

   ADDITIONAL INFORMATION ABOUT THE FUNDS



   FAIR VALUE PRICING POLICIES



   A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Funds' Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.



   A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.



   DISCLOSURE OF PORTFOLIO HOLDINGS



   Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.



   INVESTMENT IN EXCHANGE-TRADED FUNDS



   The Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, Capital Manager Equity Fund, Prime Money Market Fund, Intermediate Corporate Bond Fund, Large Company Growth Fund, Large Company Value Fund, Small Company Value Fund, Small Company Growth Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Special Opportunities Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund may each invest in index-based exchange-traded funds, such as iShares Trust and iShares, Inc. ("iShares").

   SHAREHOLDER INFORMATION



   iShares is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See "Additional Investment Strategies and Risks" for information regarding the risks associated with investment in an exchange-traded fund.



   Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Funds may invest in iShares in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

 [GRAPHIC]

 OTHER INFORMATION ABOUT THE FUNDS



   FINANCIAL HIGHLIGHTS



   The Financial Highlights Table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

   The Financial Highlights for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund for the periods ended January 31, 2001 and prior were audited by other auditors whose report thereon dated March 14, 2001 expressed an unqualified opinion on the financial highlights.

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                                                   INVESTMENT ACTIVITIES
                                                                        --------------------------------------------
                                                                                       NET REALIZED/
                                                            NET ASSET      NET        UNREALIZED GAINS
                                                             VALUE,     INVESTMENT      (LOSSES) ON       TOTAL FROM
                                                            BEGINNING     INCOME      INVESTMENTS AND     INVESTMENT
                                                            OF PERIOD     (LOSS)     FOREIGN CURRENCIES   ACTIVITIES
                                                            ---------   ----------   ------------------   ----------
    LARGE COMPANY VALUE FUND
     Year Ended September 30, 2003........................   $12.87        0.27              2.03             2.30
     Year Ended September 30, 2002........................   $16.82        0.22             (3.47)           (3.25)
     Year Ended September 30, 2001........................   $18.60        0.26             (0.89)           (0.63)
     Year Ended September 30, 2000........................   $19.64        0.54              0.55             1.09
     Year Ended September 30, 1999........................   $18.52        0.30              1.93             2.23
    LARGE COMPANY GROWTH FUND
     Year Ended September 30, 2003........................   $ 6.67       (0.01)(c)          1.13             1.12
     Year Ended September 30, 2002........................   $ 8.23       (0.03)            (1.53)           (1.56)
     Year Ended September 30, 2001........................   $14.84       (0.03)            (5.60)           (5.63)
     Year Ended September 30, 2000........................   $11.99       (0.03)             3.62             3.59
     Year Ended September 30, 1999........................   $ 9.63       (0.01)             2.93             2.92
    MID CAP VALUE FUND
     Year Ended September 30, 2003........................   $10.93        0.19(c)           2.04             2.23
     Year Ended September 30, 2002........................   $13.12        0.20             (1.04)           (0.84)
     February 1, 2001 to September 30, 2001 (a)...........   $14.26        0.15             (1.13)           (0.98)
     Year Ended January 31, 2001..........................   $14.10        0.25              0.95             1.20
     Year Ended January 31, 2000..........................   $13.44        0.23              0.93             1.16
     Year Ended January 31, 1999..........................   $12.62        0.27              1.52             1.79
    MID CAP GROWTH FUND
     Year Ended September 30, 2003........................   $ 8.36       (0.06)             1.92             1.86
     Year Ended September 30, 2002........................   $10.10       (0.06)            (1.05)           (1.11)
     February 1, 2001 to September 30, 2001 (a)...........   $14.84       (0.02)            (4.72)           (4.74)
     Year Ended January 31, 2001..........................   $20.78       (0.04)            (2.08)           (2.12)
     Year Ended January 31, 2000..........................   $17.89       (0.06)             5.04             4.98
     Year Ended January 31, 1999..........................   $14.05       (0.02)             5.52             5.50
    SMALL COMPANY VALUE FUND
     May 19, 2003 to September 30, 2003 (b)...............   $10.00       (0.01)(c)          1.45             1.44
    SMALL COMPANY GROWTH FUND
     Year Ended September 30, 2003........................   $ 9.65       (0.11)             2.32             2.21
     Year Ended September 30, 2002........................   $12.44       (0.14)            (2.65)           (2.79)
     Year Ended September 30, 2001........................   $35.49       (0.15)           (16.56)          (16.71)
     Year Ended September 30, 2000........................   $25.25       (0.17)            13.41            13.24
     Year Ended September 30, 1999........................   $17.69       (0.22)             7.78             7.56
    INTERNATIONAL EQUITY FUND
     Year Ended September 30, 2003........................   $ 6.41        0.05(c)           0.57             0.62
     Year Ended September 30, 2002........................   $ 7.53          --             (1.12)           (1.12)
     Year Ended September 30, 2001........................   $12.60       (0.05)            (3.00)           (3.05)
     Year Ended September 30, 2000........................   $12.56       (0.01)             0.68             0.67
     Year Ended September 30, 1999........................   $ 9.95        0.02              2.80             2.82
    SPECIAL OPPORTUNITIES EQUITY FUND
     June 2, 2003 to September 30, 2003 (b)...............   $10.00          --(g)           0.53             0.53
    SHORT U.S. GOVERNMENT FUND
     Year Ended September 30, 2003........................   $10.09        0.29             (0.11)            0.18
     Year Ended September 30, 2002........................   $10.05        0.45(d)           0.06(d)          0.51
     Year Ended September 30, 2001........................   $ 9.64        0.53              0.41             0.94
     Year Ended September 30, 2000........................   $ 9.65        0.52                --             0.52
     Year Ended September 30, 1999........................   $10.07        0.53             (0.42)            0.11
    INTERMEDIATE U.S. GOVERNMENT FUND
     Year Ended September 30, 2003........................   $10.78        0.37             (0.07)            0.30
     Year Ended September 30, 2002........................   $10.39        0.49(e)           0.42(e)          0.91
     Year Ended September 30, 2001........................   $ 9.73        0.54              0.66             1.20
     Year Ended September 30, 2000........................   $ 9.72        0.55              0.04             0.59
     Year Ended September 30, 1999........................   $10.59        0.53             (0.76)           (0.23)
    INTERMEDIATE CORPORATE BOND FUND
     Year Ended September 30, 2003........................   $10.33        0.49              0.41             0.90
     Year Ended September 30, 2002........................   $10.56        0.55(f)          (0.04)(f)         0.51
     Year Ended September 30, 2001........................   $ 9.98        0.62              0.58             1.20
     December 2, 1999 to September 30, 2000 (b)...........   $10.00        0.51             (0.02)            0.49

                                                                             DIVIDENDS
                                                            -------------------------------------------

                                                                         NET REALIZED GAINS
                                                               NET         ON INVESTMENTS
                                                            INVESTMENT      AND FOREIGN         TOTAL
                                                              INCOME         CURRENCIES       DIVIDENDS
                                                            ----------   ------------------   ---------
    LARGE COMPANY VALUE FUND
     Year Ended September 30, 2003........................    (0.27)              --            (0.27)
     Year Ended September 30, 2002........................    (0.22)           (0.48)           (0.70)
     Year Ended September 30, 2001........................    (0.26)           (0.89)           (1.15)
     Year Ended September 30, 2000........................    (0.54)           (1.59)           (2.13)
     Year Ended September 30, 1999........................    (0.30)           (0.81)           (1.11)
    LARGE COMPANY GROWTH FUND
     Year Ended September 30, 2003........................       --               --               --
     Year Ended September 30, 2002........................       --               --               --
     Year Ended September 30, 2001........................       --            (0.98)           (0.98)
     Year Ended September 30, 2000........................       --            (0.74)           (0.74)
     Year Ended September 30, 1999........................       --            (0.56)           (0.56)
    MID CAP VALUE FUND
     Year Ended September 30, 2003........................    (0.18)              --            (0.18)
     Year Ended September 30, 2002........................    (0.20)           (1.15)           (1.35)
     February 1, 2001 to September 30, 2001 (a)...........    (0.16)              --            (0.16)
     Year Ended January 31, 2001..........................    (0.25)           (0.79)           (1.04)
     Year Ended January 31, 2000..........................    (0.22)           (0.28)           (0.50)
     Year Ended January 31, 1999..........................    (0.27)           (0.70)           (0.97)
    MID CAP GROWTH FUND
     Year Ended September 30, 2003........................       --               --               --
     Year Ended September 30, 2002........................       --            (0.63)           (0.63)
     February 1, 2001 to September 30, 2001 (a)...........       --               --               --
     Year Ended January 31, 2001..........................       --            (3.82)           (3.82)
     Year Ended January 31, 2000..........................       --            (2.09)           (2.09)
     Year Ended January 31, 1999..........................       --            (1.66)           (1.66)
    SMALL COMPANY VALUE FUND
     May 19, 2003 to September 30, 2003 (b)...............       --(g)            --               --(g)
    SMALL COMPANY GROWTH FUND
     Year Ended September 30, 2003........................       --               --               --
     Year Ended September 30, 2002........................       --               --               --
     Year Ended September 30, 2001........................       --            (6.34)           (6.34)
     Year Ended September 30, 2000........................       --            (3.00)           (3.00)
     Year Ended September 30, 1999........................       --               --               --
    INTERNATIONAL EQUITY FUND
     Year Ended September 30, 2003........................    (0.05)              --            (0.05)
     Year Ended September 30, 2002........................       --(g)            --               --(g)
     Year Ended September 30, 2001........................       --            (2.02)           (2.02)
     Year Ended September 30, 2000........................       --            (0.63)           (0.63)
     Year Ended September 30, 1999........................    (0.04)           (0.17)           (0.21)
    SPECIAL OPPORTUNITIES EQUITY FUND
     June 2, 2003 to September 30, 2003 (b)...............       --(g)            --               --(g)
    SHORT U.S. GOVERNMENT FUND
     Year Ended September 30, 2003........................    (0.37)              --            (0.37)
     Year Ended September 30, 2002........................    (0.47)              --            (0.47)
     Year Ended September 30, 2001........................    (0.53)              --            (0.53)
     Year Ended September 30, 2000........................    (0.53)              --            (0.53)
     Year Ended September 30, 1999........................    (0.53)              --            (0.53)
    INTERMEDIATE U.S. GOVERNMENT FUND
     Year Ended September 30, 2003........................    (0.41)           (0.09)           (0.50)
     Year Ended September 30, 2002........................    (0.52)              --            (0.52)
     Year Ended September 30, 2001........................    (0.54)              --            (0.54)
     Year Ended September 30, 2000........................    (0.55)           (0.03)           (0.58)
     Year Ended September 30, 1999........................    (0.53)           (0.11)           (0.64)
    INTERMEDIATE CORPORATE BOND FUND
     Year Ended September 30, 2003........................    (0.51)              --            (0.51)
     Year Ended September 30, 2002........................    (0.57)           (0.17)           (0.74)
     Year Ended September 30, 2001........................    (0.62)              --            (0.62)
     December 2, 1999 to September 30, 2000 (b)...........    (0.51)              --            (0.51)

   ---------------
   * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.

   ** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (a) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.

   (b) Period from commencement of operations.

   (c) Per share net investment income (loss) has been calculated using the average daily shares method.

   (d) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.02, and 4.65%, respectively.

                                                     INSTITUTIONAL SHARES

                                                         RATIOS/SUPPLEMENTARY DATA
                                 -------------------------------------------------------------------------
        NET ASSET                NET ASSETS,    RATIO OF          RATIO OF         RATIO OF
         VALUE,                    END OF      EXPENSES TO     NET INVESTMENT     EXPENSES TO
         END OF     TOTAL          PERIOD      AVERAGE NET    INCOME (LOSS) TO    AVERAGE NET   PORTFOLIO
         PERIOD     RETURN          (000)        ASSETS      AVERAGE NET ASSETS     ASSETS*     TURNOVER**
        ---------   ------       -----------   -----------   ------------------   -----------   ----------
         $14.90     17.98%        $475,289        0.92%             1.90%             1.06%       18.89%
         $12.87     (20.33)%      $319,971        0.98%             1.37%             1.12%       23.02%
         $16.82     (3.53)%       $360,847        0.99%             1.48%             1.13%       24.20%
         $18.60      5.89%        $333,567        0.92%             2.90%             1.10%       23.85%
         $19.64     11.89%        $379,321        0.84%             1.47%             1.09%       13.52%
         $ 7.79     16.79%        $272,961        0.93%            (0.11)%            1.07%       91.73%
         $ 6.67     (18.96)%      $160,933        1.02%            (0.30)%            1.16%      100.46%
         $ 8.23     (40.24)%      $151,601        1.05%            (0.25)%            1.19%       96.41%
         $14.84     30.52%        $145,538        0.99%            (0.18)%            1.16%       76.76%
         $11.99     31.15%        $ 90,635        0.98%            (0.08)%            1.22%       67.59%
         $12.98     20.06%        $142,280        0.95%             1.57%             1.10%       18.28%
         $10.93     (8.01)%       $ 85,013        0.90%             1.54%             1.13%       18.20%
         $13.12     (6.93)%(h)    $ 74,070        0.94%(i)          1.75%(i)          1.12%(i)    27.04%
         $14.26      9.03%        $ 64,423        0.96%             1.79%             1.11%       59.00%
         $14.10      8.49%        $ 62,863        0.96%             1.63%             1.07%       15.00%
         $13.44     14.69%        $ 52,095        0.96%             1.97%             1.09%       47.00%
         $10.22     22.25%        $100,226        0.95%            (0.72)%            1.12%      125.97%
         $ 8.36     (12.26)%      $ 69,975        0.89%            (0.62)%            1.17%      117.06%
         $10.10     (31.94)%(h)   $ 90,424        1.02%(i)         (0.32)%(i)         1.25%(i)    90.11%
         $14.84     (10.61)%      $129,433        1.02%            (0.16)%            1.23%       63.00%
         $20.78     28.81%        $154,385        1.02%            (0.34)%            1.30%       54.00%
         $17.89     42.72%        $138,624        1.02%            (0.05)%            1.28%       74.00%
         $11.44     14.43%(h)     $ 43,462        1.69%(i)         (0.17)%(i)         1.69%(i)    48.84%
         $11.86     22.90%        $129,960        1.37%            (0.94)%            1.37%      197.85%
         $ 9.65     (22.43)%      $ 93,918        1.48%            (1.17)%            1.48%      292.94%
         $12.44     (54.85)%      $102,260        1.47%            (0.64)%            1.41%      286.49%
         $35.49     54.82%        $197,795        1.41%            (0.49)%            1.41%      206.16%
         $25.25     42.66%        $105,725        1.54%            (0.98)%            1.55%      184.39%
         $ 6.98      9.72%        $187,315        1.40%             0.78%             1.41%      199.78%
         $ 6.41     (14.85)%      $123,330        1.43%             0.03%             1.43%       95.86%
         $ 7.53     (28.33)%      $115,405        1.48%            (0.14)%            1.48%      144.35%
         $12.60      4.96%        $119,326        1.51%            (0.04)%            1.51%      179.44%
         $12.56     28.70%        $ 97,447        1.56%             0.18%             1.56%       82.00%
         $10.53      5.31%(h)     $ 26,360        0.82%(i)         (0.11)%(i)         1.64%(i)    13.24%
         $ 9.90      1.78%        $199,980        0.76%             2.81%             0.91%       93.86%
         $10.09      5.27%        $181,797        0.78%             4.30%(d)          0.93%       73.93%
         $10.05      9.99%        $169,839        0.78%             5.38%             0.93%      101.28%
         $ 9.64      5.62%        $170,362        0.76%             5.52%             0.91%      101.07%
         $ 9.65      1.10%        $167,285        0.77%             5.29%             0.92%       99.99%
         $10.58      2.88%        $447,665        0.82%             3.43%             0.92%      209.07%
         $10.78      9.11%        $340,231        0.85%             4.81%(e)          0.95%       79.36%
         $10.39     12.68%        $279,046        0.85%             5.38%             0.95%       84.76%
         $ 9.73      6.36%        $182,899        0.83%             5.71%             0.93%      103.41%
         $ 9.72     (2.23)%       $213,417        0.83%             5.26%             0.93%       73.46%
         $10.72      8.95%        $215,000        0.83%             4.61%             0.94%       43.98%
         $10.33      5.19%        $142,509        0.83%             5.42%(f)          0.98%       69.15%
         $10.56     12.34%        $120,361        0.81%             6.03%             0.96%      142.35%
         $ 9.98      5.13%(h)     $ 89,101        0.75%(i)          6.30%(i)          1.09%(i)   186.79%

   ---------------
   (e) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.51, $0.40, and 4.99%, respectively.

   (f) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.56, $(0.05), and 5.54%, respectively.

   (g) Amount is less then $0.005.

   (h)  Not Annualized.

   (i)  Annualized.

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                           INVESTMENT ACTIVITIES                          DIVIDENDS
                                                  ----------------------------------------   ------------------------------------
                                      NET ASSET      NET       NET REALIZED/                                  NET
                                       VALUE,     INVESTMENT     UNREALIZED     TOTAL FROM      NET        REALIZED
                                      BEGINNING     INCOME     GAIN (LOSSES)    INVESTMENT   INVESTMENT    GAINS ON       TOTAL
                                      OF PERIOD     (LOSS)     ON INVESTMENTS   ACTIVITIES     INCOME     INVESTMENTS   DIVIDENDS
                                      ---------   ----------   --------------   ----------   ----------   -----------   ---------
    KENTUCKY INTERMEDIATE TAX-FREE
      FUND
      February 24, 2003 to September
        30, 2003 (a)................   $10.00        0.16(c)        0.20           0.36        (0.14)           --        (0.14)
    MARYLAND INTERMEDIATE TAX-FREE
      FUND
      February 24, 2003 to September
        30, 2003 (a)................   $10.00        0.13           0.16           0.29        (0.13)           --        (0.13)
    NORTH CAROLINA INTERMEDIATE
      TAX-FREE FUND
      Year Ended September 30,
        2003........................   $10.86        0.35          (0.01)          0.34        (0.35)        (0.04)       (0.39)
      Year Ended September 30,
        2002........................   $10.54        0.38           0.39           0.77        (0.37)        (0.08)       (0.45)
      Year Ended September 30,
        2001........................   $ 9.98        0.40           0.56           0.96        (0.40)           --        (0.40)
      Year Ended September 30,
        2000........................   $ 9.89        0.42           0.09           0.51        (0.42)           --        (0.42)
      Year Ended September 30,
        1999........................   $10.53        0.42          (0.57)         (0.15)       (0.42)        (0.07)       (0.49)
    SOUTH CAROLINA INTERMEDIATE
      TAX-FREE FUND
      Year Ended September 30,
        2003........................   $10.81        0.35             --(d)        0.35        (0.35)           --        (0.35)
      Year Ended September 30,
        2002........................   $10.39        0.39           0.41           0.80        (0.38)           --        (0.38)
      Year Ended September 30,
        2001........................   $ 9.84        0.40           0.55           0.95        (0.40)           --        (0.40)
      Year Ended September 30,
        2000........................   $ 9.74        0.40           0.10           0.50        (0.40)           --        (0.40)
      Year Ended September 30,
        1999........................   $10.41        0.39          (0.59)         (0.20)       (0.39)        (0.08)       (0.47)
    VIRGINIA INTERMEDIATE TAX-FREE
      FUND
      Year Ended September 30,
        2003........................   $11.99        0.39             --(d)        0.39        (0.39)        (0.04)       (0.43)
      Year Ended September 30,
        2002........................   $11.57        0.43           0.41           0.84        (0.42)           --        (0.42)
      Year Ended September 30,
        2001........................   $10.96        0.44           0.61           1.05        (0.44)           --        (0.44)
      Year Ended September 30,
        2000........................   $10.86        0.46           0.10           0.56        (0.46)           --        (0.46)
      May 17, 1999 to September 30,
        1999(a).....................   $11.24        0.17          (0.38)         (0.21)       (0.17)           --        (0.17)
    WEST VIRGINIA INTERMEDIATE
      TAX-FREE FUND
      Year Ended September 30,
        2003........................   $10.35        0.35           0.02           0.37        (0.35)        (0.16)       (0.51)
      Year Ended September 30,
        2002........................   $10.02        0.41           0.34           0.75        (0.40)        (0.02)       (0.42)
      February 1, 2001 to September
        30, 2001 (b)................   $ 9.93        0.30           0.09           0.39        (0.30)           --        (0.30)
      Year Ended January 31, 2001...   $ 9.20        0.49           0.73           1.22        (0.49)           --        (0.49)
      Year Ended January 31, 2000...   $10.27        0.48          (0.98)         (0.50)       (0.52)        (0.05)       (0.57)
      Year Ended January 31, 1999...   $10.32        0.49           0.06           0.55        (0.49)        (0.11)       (0.60)
    PRIME MONEY MARKET FUND
      Year Ended September 30,
        2003........................   $ 1.00        0.01             --           0.01        (0.01)           --        (0.01)
      Year Ended September 30,
        2002........................   $ 1.00        0.02             --(d)        0.02        (0.02)           --        (0.02)
      Year Ended September 30,
        2001........................   $ 1.00        0.05             --           0.05        (0.05)           --        (0.05)
      Year Ended September 30,
        2000........................   $ 1.00        0.06             --           0.06        (0.06)           --        (0.06)
      Year Ended September 30,
        1999........................   $ 1.00        0.05             --           0.05        (0.05)           --        (0.05)
    U.S. TREASURY MONEY MARKET FUND
      Year Ended September 30,
        2003........................   $ 1.00        0.01             --           0.01        (0.01)           --        (0.01)
      Year Ended September 30,
        2002........................   $ 1.00        0.02             --           0.02        (0.02)           --        (0.02)
      Year Ended September 30,
        2001........................   $ 1.00        0.05             --           0.05        (0.05)           --        (0.05)
      Year Ended September 30,
        2000........................   $ 1.00        0.05             --           0.05        (0.05)           --        (0.05)
      Year Ended September 30,
        1999........................   $ 1.00        0.04             --           0.04        (0.04)           --        (0.04)
    CAPITAL MANAGER CONSERVATIVE
      GROWTH FUND
      Year Ended September 30,
        2003........................   $ 8.33        0.18           0.61           0.79        (0.18)        (0.04)       (0.22)
      Year Ended September 30,
        2002........................   $ 9.17        0.22          (0.66)         (0.44)       (0.22)        (0.18)       (0.40)
      Year Ended September 30,
        2001........................   $10.75        0.32          (1.00)         (0.68)       (0.32)        (0.58)       (0.90)
      Year Ended September 30,
        2000........................   $10.43        0.40           0.55           0.95        (0.41)        (0.22)       (0.63)
      Year Ended September 30,
        1999........................   $10.08        0.32           0.53           0.85        (0.33)        (0.17)       (0.50)
    CAPITAL MANAGER MODERATE GROWTH
      FUND
      Year Ended September 30,
        2003........................   $ 7.47        0.10           0.82           0.92        (0.08)        (0.01)       (0.09)
      Year Ended September 30,
        2002........................   $ 8.82        0.14          (0.99)         (0.85)       (0.13)        (0.37)       (0.50)
      Year Ended September 30,
        2001........................   $11.25        0.26          (1.71)         (1.45)       (0.26)        (0.72)       (0.98)
      Year Ended September 30,
        2000........................   $10.65        0.34           0.89           1.23        (0.34)        (0.29)       (0.63)
      Year Ended September 30,
        1999........................   $ 9.85        0.25           1.05           1.30        (0.25)        (0.25)       (0.50)
    CAPITAL MANAGER GROWTH FUND
      Year Ended September 30,
        2003........................   $ 6.87        0.06(c)        0.93           0.99        (0.05)           --        (0.05)
      Year Ended September 30,
        2002........................   $ 8.46        0.05          (1.20)         (1.15)       (0.04)        (0.40)       (0.44)
      Year Ended September 30,
        2001........................   $11.66        0.18          (2.43)         (2.25)       (0.18)        (0.77)       (0.95)
      Year Ended September 30,
        2000........................   $10.79        0.29           1.23           1.52        (0.29)        (0.36)       (0.65)
      Year Ended September 30,
        1999........................   $ 9.68        0.17           1.45           1.62        (0.19)        (0.32)       (0.51)
    CAPITAL MANAGER EQUITY FUND
      Year Ended September 30,
        2003........................   $ 7.39        0.02(c)        1.15           1.17        (0.02)        (0.05)       (0.07)
      Year Ended September 30,
        2002........................   $ 8.97       (0.01)         (1.57)         (1.58)          --            --           --
      March 19, 2001 to September
        30, 2001 (a)................   $10.00        0.01          (1.03)         (1.02)       (0.01)           --(d)     (0.01)

   ---------------
   * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated. Voluntary reductions may be stopped at any time.

   ** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

   (a)  Period from commencement of operations.

   (b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September
       30. The Financial Highlights for the periods prior to February 1, 2001 represent the West Virginia-Tax Exempt Income Portfolio.

   (c) Per share net investment income (loss) has been calculated using the average daily shares method.

                                                     INSTITUTIONAL SHARES

                                                      RATIOS/SUPPLEMENTARY DATA
                                 --------------------------------------------------------------------
                                                             RATIO OF NET
        NET ASSET                NET ASSETS,    RATIO OF      INVESTMENT      RATIO OF
         VALUE,                    END OF      EXPENSES TO   INCOME (LOSS)   EXPENSES TO
         END OF     TOTAL          PERIOD      AVERAGE NET    TO AVERAGE     AVERAGE NET   PORTFOLIO
         PERIOD     RETURN          (000)        ASSETS       NET ASSETS       ASSETS*     TURNOVER**
        ---------   ------       -----------   -----------   -------------   -----------   ----------
         $10.22       3.63%(e)    $ 14,759        0.53%(f)        2.56%(f)      1.23%(f)     42.87%
         $10.16       2.93%(e)    $  4,897        0.61%(f)        2.27%(f)      1.65%(f)     40.16%
         $10.81       3.19%       $ 95,613        0.77%           3.26%         0.92%        44.56%
         $10.86       7.62%       $ 93,856        0.78%           3.57%         0.93%        20.39%
         $10.54       9.73%       $ 90,679        0.79%           3.84%         0.93%        47.35%
         $ 9.98       5.31%       $ 81,510        0.80%           4.27%         0.96%        80.33%
         $ 9.89      (1.47)%      $ 70,430        0.80%           4.09%         0.98%        39.70%
         $10.81       3.35%       $ 18,297        0.72%           3.31%         0.93%        32.04%
         $10.81       7.94%       $ 17,960        0.67%           3.70%         0.97%        21.81%
         $10.39       9.76%       $ 15,411        0.73%           3.89%         1.03%        36.67%
         $ 9.84       5.27%       $ 14,386        0.75%           4.11%         1.22%        84.20%
         $ 9.74      (1.98)%      $ 16,295        0.82%           3.86%         1.41%        71.96%
         $11.95       3.31%       $ 77,577        0.78%           3.28%         0.92%        34.17%
         $11.99       7.48%       $ 81,683        0.78%           3.66%         0.93%        13.12%
         $11.57       9.72%       $ 76,284        0.78%           3.87%         0.93%        31.28%
         $10.96       5.35%       $ 77,727        0.78%           4.30%         0.90%        64.45%
         $10.86      (1.77)%(e)   $ 79,353        0.88%(f)        4.18%(f)      0.99%(f)     27.05%
         $10.21       3.77%       $ 79,361        0.73%           3.48%         0.76%        25.59%
         $10.35       7.78%       $ 78,170        0.72%           4.04%         0.82%        61.44%
         $10.02       4.03%(e)    $ 75,332        0.62%(f)        4.60%(f)      0.79%(f)     15.75%
         $ 9.93      13.57%       $ 72,553        0.72%           5.11%         0.83%         7.00%
         $ 9.20      (5.04)%      $ 74,709        0.72%           4.90%         0.77%        10.00%
         $10.27       5.47%       $ 90,228        0.72%           4.77%         0.79%        14.00%
         $ 1.00       0.87%       $667,534        0.60%           0.86%         0.69%           --
         $ 1.00       1.61%       $532,465        0.64%           1.54%         0.71%           --
         $ 1.00       4.84%       $265,472        0.61%           4.34%         0.75%           --
         $ 1.00       5.70%       $ 78,331        0.63%           5.62%         0.80%           --
         $ 1.00       4.69%       $ 56,492        0.54%           4.57%         0.88%           --
         $ 1.00       0.67%       $833,022        0.61%           0.67%         0.70%           --
         $ 1.00       1.40%       $915,013        0.65%           1.35%         0.72%           --
         $ 1.00       4.59%       $494,773        0.63%           4.46%         0.73%           --
         $ 1.00       5.33%       $395,617        0.63%           5.24%         0.73%           --
         $ 1.00       4.34%       $282,585        0.59%           4.26%         0.73%           --
         $ 8.90       9.55%       $ 31,748        0.53%           2.09%         0.73%        33.03%
         $ 8.33      (5.05)%      $ 26,347        0.54%           2.47%         0.74%         6.29%
         $ 9.17      (6.77)%      $ 27,691        0.51%           3.26%         0.71%        35.75%
         $10.75       9.31%       $ 31,808        0.41%           3.75%         0.60%        38.27%
         $10.43       8.47%       $ 32,590        0.38%           3.15%         0.58%        16.45%
         $ 8.30      12.40%       $ 26,168        0.50%           1.35%         0.70%        21.46%
         $ 7.47     (10.55)%      $ 20,977        0.58%           1.48%         0.78%        14.56%
         $ 8.82     (13.81)%      $ 25,040        0.51%           2.67%         0.71%        24.24%
         $11.25      11.63%       $ 26,616        0.49%           2.98%         0.69%        46.69%
         $10.65      13.34%       $ 26,800        0.43%           2.17%         0.63%        17.33%
         $ 7.81      14.49%       $ 21,484        0.56%           0.82%         0.76%        17.80%
         $ 6.87     (14.61)%      $ 17,981        0.62%           0.63%         0.82%         8.38%
         $ 8.46     (20.68)%      $ 20,855        0.57%           1.93%         0.77%        27.33%
         $11.66      14.28%       $ 26,538        0.45%           2.49%         0.64%        43.28%
         $10.79      16.96%       $ 24,063        0.46%           1.43%         0.66%        17.93%
         $ 8.49      15.82%       $ 16,077        0.70%           0.29%         0.90%         8.30%
         $ 7.39     (17.61)%      $ 11,352        0.83%          (0.15)%        1.03%         5.75%
         $ 8.97     (10.22)%(e)   $ 13,464        0.72%(f)        0.08%(f)      0.92%(f)     10.10%

------------
(d) Amount is less than $0.005.

(e)  Not Annualized.

(f)  Annualized.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of reports and the SAI, prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:

                                   BB&T Funds
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                           Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com

You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-6719.

TRUST 02/04

                               [BB&T Funds Logo]

                                   PROSPECTUS

                            PRIME MONEY MARKET FUND

                                 CLASS A SHARES


                                FEBRUARY 1, 2005


                                   QUESTIONS?

                              Call 1-800-228-1872
                       or your investment representative

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

BB&T FUNDS                  TABLE OF CONTENTS


                                     RISK/RETURN SUMMARY AND FUND EXPENSES

--------------------------------------------------------------------------------

                             [ICON]
Carefully review this                    3  Overview
important section,                       4  Prime Money Market Fund
which summarizes the
Fund's investments,
risks, past
performance, and
fees.

                                     ADDITIONAL INVESTMENT STRATEGIES AND RISKS

--------------------------------------------------------------------------------

                             [ICON]
Review this section                     11  Prime Money Market Fund
for information on                      11  Investment Practices
investment strategies                   16  Investment Risks
and their risks.

                                     FUND MANAGEMENT

--------------------------------------------------------------------------------

                             [ICON]
Review this section                     19  The Investment Adviser
for details on the                      20  The Investment Sub-Adviser
people and                              20  The Distributor and Administrator
organizations who
oversee the Funds.

                                     SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

                             [ICON]
Review this section                     21  Choosing a Share Class
for details on how                      22  Pricing of Fund Shares
shares are valued,                      23  Purchasing and Adding to Your Shares
how to purchase, sell                   27  Selling Your Shares
and exchange shares,                    29  General Policies on Selling Shares
related charges and                     31  Distribution Arrangements/Sales Charges
payments of dividends                   31  Distribution and Service (12b-1) Fees
and distributions.                      32  Exchanging Your Shares
                                        33  Dividends, Distributions and Taxes

                                     OTHER INFORMATION ABOUT THE FUND

--------------------------------------------------------------------------------

                             [ICON]
                                        38  Financial Highlights

                                     BACK COVER

--------------------------------------------------------------------------------

                             [ICON]
                                            Other Information About the Fund

 [ICON]

     RISK/RETURN SUMMARY AND FUND EXPENSES                     OVERVIEW


    THE FUNDS                   BB&T Funds is a mutual fund family that offers
                                different classes of shares in separate
                                investment portfolios ("Funds"). The Funds
                                have individual investment goals and
                                strategies. This prospectus gives you
                                important information about the Class A Shares
                                of the BB&T Prime Money Market Fund that you
                                should know before investing. Please read this
                                prospectus and keep it for future reference.

                                The Fund in this prospectus is a mutual fund.
                                A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds, you should know a few general basics about investing in mutual funds.

                                The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.

                                LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY
                                ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT
                                IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF
                                BRANCH BANKING AND TRUST COMPANY, BB&T
                                CORPORATION, THEIR AFFILIATES, OR ANY BANK. IT
                                IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT
                                AGENCY.

                                Each Fund has its own investment goal and strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

                                The portfolio manager invests each Fund's assets in a way that the manager believes will help the Fund achieve its goal. A manager's judgments about the stock markets, economy and companies, or selecting investments may cause a Fund to underperform other funds with similar objectives.

   RISK/RETURN SUMMARY AND FUND EXPENSES                                OVERVIEW


                                PRIME MONEY MARKET FUND

                                The Fund seeks current income with liquidity and stability of principal by investing primarily in short-term debt securities. The
                                Fund seeks to maintain a stable price of $1.00 per share.

    WHO MAY WANT TO INVEST      Consider investing in this Fund if you are:
                                  - seeking preservation of capital
                                  - investing short-term reserves
                                  - willing to accept lower potential returns
                                    in exchange for a higher degree of safety

                                This Fund may not be appropriate if you are:
                                  - seeking high total return
                                  - pursuing a long-term goal or investing for
                                    retirement

                                                                     PRIME MONEY
   RISK/RETURN SUMMARY AND FUND EXPENSES                             MARKET FUND





                                RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE        The Fund seeks to provide as high a level of
                                current interest income as is consistent with
                                maintaining liquidity and stability of
                                principal.

    PRINCIPAL INVESTMENT        To pursue this goal, the Fund invests only in
    STRATEGIES                  U.S. dollar-denominated, "high-quality"
                                short-term debt securities, including the
                                following:



                                  - Obligations issued or supported by the
                                    credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);



                                  - "High quality" commercial paper and other
                                    obligations issued or guaranteed by U.S.
                                    and foreign corporations and other
                                    issuers, including corporate debt
                                    securities that the issuer or a third
                                    party, such as a dealer or bank, must
                                    repay on demand;



                                  - Asset-backed securities;



                                  - Securities issued or guaranteed as to
                                    principal and interest by the U.S.
                                    Government or by its agencies or
                                    instrumentalities and related custodial
                                    receipts;



                                  - Securities issued or guaranteed by foreign
                                    governments or their political
                                    subdivisions, agencies or
                                    instrumentalities;



                                  - Funding agreements issued by highly-rated
                                    U.S. insurance companies;



                                  - Securities issued or guaranteed by state
                                    or local government bodies; and



                                  - Repurchase agreements relating to the
                                    above instruments.



                                "High-quality" debt securities are those obligations which, at the time of purchase,
                                (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation and "P-1" or
                                "P-2" by Moody's Investors Service, Inc.); or
                                (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if unrated, are determined by the Sub-Adviser to be of comparable quality.

                                                                     PRIME MONEY
   RISK/RETURN SUMMARY AND FUND EXPENSES                             MARKET FUND


                                RISK/RETURN SUMMARY

                                CONTINUED

                                When selecting securities for the Fund's portfolio, the manager first considers safety of principal and the quality of an investment.
                                The manager then focuses on generating a high-level of income. The manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the manager believes to be the best relative values.



                                The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.



                                For a more complete description of the
                                securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 11 or consult the Statement of Additional Information ("SAI").




    PRINCIPAL INVESTMENT        Your investment in the Fund may be subject to
    RISKS                       the following principal risks:



                                INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.



                                CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds.
                                The lower a security's rating, the greater its credit risk.



                                PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

                                                                     PRIME MONEY
   RISK/RETURN SUMMARY AND FUND EXPENSES                             MARKET FUND


                                RISK/RETURN SUMMARY
                                CONTINUED

                                FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by myriad factors, including currency fluctuations and social, economic or political instability.

                                For more information about these risks, please see Additional Investment Strategies and Risks on page 11.

                                AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR
                                AN OBLIGATION OF BRANCH BANKING AND TRUST
                                COMPANY, BB&T CORPORATION, THEIR AFFILIATES,
                                OR ANY BANK, AND IT IS NOT INSURED OR
                                GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                                CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
                                ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE
                                OF YOUR INVESTMENT AT $1 PER SHARE, IT IS
                                POSSIBLE TO LOSE MONEY BY INVESTING IN THE
                                FUND.

                                                                     PRIME MONEY
   RISK/RETURN SUMMARY AND FUND EXPENSES                             MARKET FUND


                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)
                                            (in percents)

1998                                                                             4.86
99                                                                               4.49
2000                                                                             5.61
01                                                                               3.38
02                                                                               0.98
03                                                                               0.36
04                                                                               0.00

                                            The performance information shown
                                            above is based on a calendar year.


                                            Best quarter:
                                            Worst quarter:
                                          ---------------------



                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                     (for the periods ended
                                                     December 31, 2004)(1)
                                                 ------------------------------



                                                                        1 YEAR   5 YEARS   SINCE INCEPTION
----------------------------------------------------------------------------------------------------------
 CLASS A SHARES                                                                               10/1/97
                                 -------------------------------------------------------------------------
   PRIME MONEY MARKET FUND
----------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.


As of December 31, 2004, the Fund's 7-day yield for Class A Shares was     %.
Without fee waivers and expense reimbursements, the Fund's yield would have been
    % for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.



  The chart and table on this page
  show how the Prime Money Market
  Fund has performed and how its
  performance has varied from year
  to year. The bar chart gives some
  indication of risk by showing
  changes in the Fund's yearly
  performance to demonstrate that
  the Fund's value varied at
  different times. The table below
  it shows the Fund's performance
  over time. Of course, past
  performance does not indicate how
  the Fund will perform in the
  future.

                                                                     PRIME MONEY
   RISK/RETURN SUMMARY AND FUND EXPENSES                             MARKET FUND


                                              FEES AND EXPENSES


                            SHAREHOLDER TRANSACTION
                            EXPENSES (FEES PAID BY YOU                 CLASS A
                            DIRECTLY)(1)                               SHARES
                            Maximum Sales Charge (load) on
                            Purchases                                    None
                            --------------------------------------------------
                            Maximum Deferred Sales Charge
                            (load)                                       None
                            --------------------------------------------------
                            Redemption Fee(2)                              0%



                            ANNUAL FUND OPERATING EXPENSES             CLASS A
                            (FEES PAID FROM FUND ASSETS)               SHARES
                            Management Fee(3)                           0.40%
                            --------------------------------------------------
                            Distribution and Service
                            (12b-1) Fee(3)                              0.50%
                            --------------------------------------------------
                            Other Expenses(3)                               %
                            --------------------------------------------------
                            Total Fund Operating
                            Expenses(3)                                     %
                            --------------------------------------------------
                              Fee Waiver or Expense
                              Reimbursement(3)                              %
                            --------------------------------------------------
                            Net Fund Operating Expenses(3)                  %
                            --------------------------------------------------


                              (1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

                              (2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.


                              (3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to
                                  % for the period from February 1, 2005 through
                              January 31, 2006. Additionally, the Fund's
                              Distributor has voluntarily agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the
                              Class A Shares are expected to be     %. These
                              voluntary fee waivers or expense reimbursement

                              arrangements may be discontinued at any time.



  As an investor in the
  Prime Money Market
  Fund, you will pay
  the following fees
  and expenses when you
  buy and hold shares.
  Shareholder
  transaction fees are
  paid from your
  account. Annual Fund
  operating expenses
  are paid out of Fund
  assets, and are
  reflected in the
  share price.

                                                                     PRIME MONEY
   RISK/RETURN SUMMARY AND FUND EXPENSES                             MARKET FUND


                                                      EXPENSE EXAMPLE


                                           PRIME MONEY       1       3       5       10
                                           MARKET FUND      YEAR   YEARS   YEARS   YEARS
                                       CLASS A SHARES       $      $       $       $
                                       --------------------------------------------------


  Use the table at right to
  compare fees and expenses with
  those of other funds. it
  illustrates the amount of fees
  and expenses you would pay,
  assuming the following:

  - $10,000 investment

  - 5% annual return

  - redemption at the end of each
    period

  - no changes in the Fund's
    operating expenses

  Because this example is
  hypothetical and for comparison
  only, your actual costs will be
  different.

 [ICON]

     ADDITIONAL INVESTMENT STRATEGIES AND RISKS



   MONEY MARKET FUNDS
   PRIME MONEY MARKET FUND. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker's acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit.

   The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.

   The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

   The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

     - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest ratings categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

     - securities that are issued or guaranteed by a person with such ratings;

     - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees; or

     - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.





   INVESTMENT PRACTICES

   The Fund invests in a variety of securities and employs a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Fixed income securities are primarily influenced by market, credit and

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the SAI for additional details regarding these and other permissible investments.

                        INSTRUMENT                          RISK TYPE
                        ----------                          ---------
    ASSET-BACKED SECURITIES: Securities secured by          Pre-payment
    company receivables, home equity loans, truck and       Market
    auto loans, leases, credit card receivables and         Credit
    other securities backed by other types of               Interest Rate
    receivables or other assets.                            Regulatory
                                                            Liquidity
                                                            Estimated Maturity




    BANKERS' ACCEPTANCES: Bills of exchange or time         Credit
    drafts drawn on and accepted by a commercial bank.      Liquidity
    Maturities are generally six months or less.            Market
                                                            Interest Rate




    BANK INSTRUMENTS: Unsecured interest bearing            Credit
    deposits with banks. Bank instruments include bank      Liquidity
    accounts, time deposits, certificates of deposit        Market
    and banker's acceptances. Yankee instruments are        Interest Rate
    denominated in U.S. dollars and issued by U.S.
    branches of foreign banks. Eurodollar instruments
    are denominated in U.S. dollars and issued by
    non-U.S. branches of U.S. branches of U.S. or
    foreign banks. For purposes of the Prime Money
    Market Fund's concentration limitation, bank
    instruments also include fixed income securities
    credit enhanced by a bank.




    BONDS: Interest-bearing or discounted government        Market
    or corporate securities that obligate the issuer        Credit
    to pay the bondholder a specified sum of money,         Interest Rate
    usually at specific intervals, and to repay the
    principal amount of the loan at maturity.




    CERTIFICATES OF DEPOSIT: Negotiable instruments         Market
    with a stated maturity.                                 Credit
                                                            Liquidity
                                                            Interest Rate




    COMMERCIAL PAPER: Secured and unsecured short-term      Credit
    promissory notes issued by corporations and other       Liquidity
    entities. Maturities generally vary from a few          Market
    days to nine months.                                    Interest Rate

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                        INSTRUMENT                          RISK TYPE
                        ----------                          ---------
    EXCHANGE-TRADED FUNDS: Exchange-traded funds such       Market
    as Standard & Poor's Depository Receipts ("SPDRs")      Liquidity
    and NASDAQ-100 Index Tracking Stock ("NASDAQ
    100s"), represent ownership in a long-term unit
    investment trust that holds a portfolio of common
    stocks designed to track the price, performance
    and dividend yield of an index, such as the S&P
    500 Index or the NASDAQ-100 Index, or a group of
    stocks in a particular geographic area.
    Exchange-traded funds entitle a holder to receive
    proportionate quarterly cash distributions
    corresponding to the dividends that accrue to the
    stocks in the underlying portfolio, less trust
    expenses. Unit investment trusts are registered
    investment companies. Therefore, a Fund's
    investment in exchange-traded funds is subject to
    the limitations on investing in investment company
    securities described below.




    FOREIGN SECURITIES: Stocks issued by foreign            Market
    companies, as well as commercial paper of foreign       Political
    issuers and obligations of foreign banks, overseas      Liquidity
    branches of U.S. banks and supranational entities.      Foreign Investment




    INVESTMENT COMPANY SECURITIES: Shares of                Market
    investment companies. The Fund may invest up to 5%
    of its total assets in the shares of any one
    registered investment company, but may not own
    more than 3% of the securities of any one
    registered investment company or invest more than
    10% of its total assets in the securities of other
    registered investment companies. These registered
    investment companies may include shares of other
    registered investment companies for which the
    Adviser to the Fund or any of its affiliates
    serves as investment adviser, administrator or
    distributor. The Prime Money Market Fund may only
    invest in shares of other investment companies
    with similar objectives.




    MORTGAGE-BACKED SECURITIES: Debt obligations            Pre-payment
    secured by real estate loans and pools of loans.        Market
    These include collateralized mortgage obligations       Credit
    and real estate mortgage investment conduits.           Regulatory
                                                            Estimated Maturity

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


                        INSTRUMENT                        RISK TYPE
                        ----------                        ---------
    MUNICIPAL SECURITIES: Securities issued by a state    Market
    or political subdivision to obtain funds for          Credit
    various public purposes. Municipal securities         Political
    include industrial development bonds and other        Tax
    private activity bonds, as well as general            Regulatory
    obligation bonds, revenue bonds, tax anticipation
    notes, bond anticipation notes, revenue
    anticipation notes, project notes, other short-term
    tax-exempt obligations, municipal leases,
    obligations of municipal housing authorities
    (single family revenue bonds), and obligations
    issued on behalf of Section 501(c)(3)
    organizations.



    There are two general types of Municipal Bonds:
    General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited, to certificates of participation ("COPs"); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.



    REPURCHASE AGREEMENTS: The purchase of a security     Market
    and the simultaneous commitment to return the         Credit
    security to the seller at an agreed upon price on
    an agreed upon date. This is treated as a loan.



    RESTRICTED SECURITIES: Securities not registered      Liquidity
    under the Securities Act of 1933, such as privately   Market
    placed commercial paper and Rule 144A securities.



    SECURITIES LENDING: The lending of up to 33 1/3% of   Market
    the Fund's total assets. In return the Fund will      Leverage
    receive cash, other securities, and/or letters of     Liquidity
    credit.                                               Credit



    SHORT-TERM OBLIGATIONS: High quality U.S. dollar-     Market
    denominated debt securities that have remaining       Credit
    maturities of one year or less. These securities
    may include U.S. government obligations, domestic
    and foreign commercial paper (including
    variable-amount master demand notes), bankers'
    acceptances, certificates of deposit and demand and
    time deposits of domestic and foreign branches of
    U.S. banks and foreign banks, and repurchase
    agreements. These investments are limited to those
    obligations which, at the time of purchase, (i)
    possess one of the two highest short-term ratings
    from at least two NRSROs (for example, commercial
    paper rated "A-1" or "A-2" by S&P and "P-1" or
    "P-2" by Moody's), or (ii) do not possess a rating
    (i.e., are unrated) but are determined by the
    Adviser or Sub-Adviser to be of comparable quality.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                        INSTRUMENT                        RISK TYPE
                        ----------                        ---------
    STAND-BY COMMITMENTS: The Fund may acquire            Market
    "stand-by commitments" with respect to Municipal
    Securities held in its portfolio. The Fund will
    acquire stand-by commitments solely to facilitate
    portfolio liquidity.




    TIME DEPOSITS: Non-negotiable receipts issued by a    Liquidity
    bank in exchange for the deposit of funds.            Credit
                                                          Market




    U.S. GOVERNMENT AGENCY SECURITIES: Securities         Interest Rate
    issued by agencies and instrumentalities of the       Credit
    U.S. government. These include Ginnie Mae, Fannie     U.S. Gov't Agency
    Mae, and Freddie Mac.




    U.S. TREASURY OBLIGATIONS: Bills, notes, bonds,       Interest Rate
    separately traded registered interest and principal
    securities, and coupons under bank entry
    safekeeping.




    VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured        Credit
    demand notes that permit the indebtedness to vary     Liquidity
    and provide for periodic adjustments in the           Interest Rate
    interest rate according to the terms of the
    instrument. Because master demand notes are direct
    lending arrangements between a Fund and the issuer,
    they are not normally traded. Although there is no
    secondary market in these notes, the Fund may
    demand payment of principal and accrued interest at
    specified intervals.



    VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations   Credit
    with interest rates which are reset daily, weekly,    Liquidity
    quarterly or some other period and which may be       Market
    payable to the Fund on demand.



    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS:       Market
    Purchase or contract to purchase securities at a      Leverage
    fixed price for delivery at a future date. Under      Liquidity
    normal market conditions, when-issued purchases and   Credit
    forward commitments will not exceed 25% of the
    value of the Fund's total assets.



    YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S.       Market
    dollar denominated bonds issued by foreign            Credit
    corporations or governments. Sovereign bonds are      Interest Rate
    those issued by the government of a foreign
    country. Supranational bonds are those issued by
    supranational entities, such as the World Bank and
    European Investment Bank. Canadian bonds are those
    issued by Canadian provinces.



    ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt    Credit
    that pay no interest, but are issued at a discount    Market
    from their value at maturity. When held to            Interest Rate
    maturity, their entire return equals the difference
    between their issue price and their maturity value.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   INVESTMENT RISKS


   Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.


   CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

   ESTIMATED MATURITY RISK. The risk that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

   FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

   INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.

     SPECULATIVE. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

   LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

   MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

   MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

   POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay -- higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income -- and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

   REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

   TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

   U.S. GOVERNMENT AGENCY SECURITIES RISK. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae, Ginnie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

 [ICON]

     FUND MANAGEMENT




   THE INVESTMENT ADVISER
   BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is
   the adviser for the Fund. BB&T Asset Management is a wholly-owned subsidiary of BB&T Corporation ("BB&T"). BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2004, BB&T Corporation had assets of
   approximately $    billion. Through its subsidiaries, BB&T Corporation
   operates over 1,350 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.



   In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. While BB&T Asset Management has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years, BB&T Asset
   Management currently manages assets of more than $    billion.



   The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. The Funds and the Advisor are seeking exemptive relief from the Securities and Exchange Commission (SEC) to permit the Advisor, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Advisor obtains this exemptive order from the SEC, the Advisor will have the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


   Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

   FUND MANAGEMENT


   For these advisory services, the Fund paid as follows during its fiscal year ended:


                                                         PERCENTAGE OF AVERAGE
                                                          NET ASSETS FOR THE
                                                           FISCAL YEAR ENDED
                                                               09/30/04
                                                         ---------------------
    Prime Money Market Fund..........................





   THE INVESTMENT SUB-ADVISER




   Federated Investment Management Company ("Federated IMC") serves as the Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.


   Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 185 mutual funds and separate accounts,
   which totaled approximately $    billion in assets as of December 31, 2004.
   Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,600 employees. More than 4,000 investment professionals make Federated Funds available to their customers.






   THE DISTRIBUTOR AND ADMINISTRATOR


   BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as the Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BISYS Fund Services, L.P. (the "Sub-Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's sub-administrator.


   BISYS Fund Services, L.P. (the "Distributor"), also serves as the distributor of the Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

 [ICON]

     SHAREHOLDER INFORMATION


   The SAI has more detailed information about the Adviser and other service providers.


   CHOOSING A SHARE CLASS


   BB&T Funds offer different classes of Fund shares, which have different expenses and other characteristics. Only one class of Fund shares, Class A Shares, is offered in this prospectus. If you would like information about the other available classes, please refer to the prospectuses that describe such classes. The following are some of the main characteristics of the Class A Shares:


   CLASS A SHARES

   - No sales charges.

   - Distribution and service fees of 0.50% of average daily net assets.

   For actual past expenses of Class A Shares, see the fund information earlier in this prospectus.

   Generally, expenses applicable to the Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-1) fees, are borne solely by that share class.

   SHAREHOLDER INFORMATION




   PRICING OF FUND SHARES
   ------------------------------
   HOW NAV IS CALCULATED



   The NAV is calculated by
   adding the total value of the
   Fund's investments and other
   assets, subtracting its
   liabilities and then dividing
   that figure by the number of
   outstanding shares of the
   Fund:

               NAV =
        Total Assets - Total
            Liabilities
   -------------------------------
          Number of Shares


Outstanding

   NAV is calculated separately
   for each class of shares.

   ------------------------------
PRIME MONEY MARKET FUND

                                          The per share net asset value ("NAV")
                                          of the Prime Money Market Fund will be
                                          determined at 12:00 p.m. Eastern Time,
                                          3:00 p.m. Eastern Time, and at the
                                          close of regular trading on the New
                                          York Stock Exchange, normally at 4:00
                                          p.m. Eastern Time, on days the
                                          Exchange is open.

                                          Your order for purchase, sale or
                                          exchange of shares is priced at the
                                          next NAV calculated after your order
                                          is received. This is what is known as
                                          the offering price.

                                          The Fund uses the amortized cost
                                          method of valuing its investments,
                                          which does not take into account
                                          unrealized gains or losses. For
                                          further information regarding the
                                          methods used in valuing the Fund's
                                          investments, please see the SAI.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES

                                                        MINIMUM INITIAL   MINIMUM
                                      ACCOUNT TYPE        INVESTMENT     SUBSEQUENT
                                  Class A
                                  -------------------------------------------------
                                  Regular                        $1,000          $0
                                  -------------------------------------------------
                                  Automatic Investment
                                  Plan                              $25         $25

                                     All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders and credit card convenience checks are not accepted.



                                     The Fund may waive its minimum purchase
                                     requirement. The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

  You may purchase Shares
  of the Fund through the
  Distributor or through
  banks, brokers and other
  investment
  representatives or
  institutions, which may
  charge additional fees
  and may require higher
  minimum investments or
  impose other limitations
  on buying and selling
  shares. If you purchase
  shares through an
  investment representative
  or institution, that
  party is responsible for
  transmitting orders by
  close of business and may
  have an earlier cut-off
  time for purchase and
  sale requests.

   -----------------------------------------------------------------------------

   AVOID TAX WITHHOLDING


   The Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.

   -----------------------------------------------------------------------------

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED



   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   BY REGULAR MAIL

   If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.




   Initial Investment:




   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.




   2. Make check, bank draft or money order payable to "BB&T Funds."




   3. Mail to: BB&T Funds
      P.O. Box 182533
      Columbus, OH 43218-2533




   Subsequent:




   1. Use the investment slip attached to
      your account statement. Or, if
      unavailable,




   2. Include the following information on a piece of paper:

      - BB&T Funds/Fund name

      - Class A Shares
      - Amount invested

      - Account name

      - Account number

      Include your account number on your
      check.




   3. Mail to: BB&T Funds
      P.O. Box 182533
      Columbus, OH 43218-2533


   BY OVERNIGHT SERVICE




   See instructions 1-2 above for subsequent investments.




   4. Send to: BB&T Funds
      c/o BISYS Fund Services
      Attn: T.A. Operations
      3435 Stelzer Road
      Columbus, OH 43219.

ELECTRONIC VS. WIRE
TRANSFER
Wire transfers allow
financial institutions to
send funds to each other,
almost instantaneously.
With an electronic
purchase or sale, the
transaction is made
through the Automated
Clearing House (ACH) and
may take up to eight days
to clear. There is
generally no fee for ACH
transactions.

        QUESTIONS?

Call 800-451-8382 or your
investment representative.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED



   ELECTRONIC PURCHASES




   Your bank must participate in the Automated Clearing House (ACH) and must be a U. S. Bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.

   Call 1-800-228-1872 to arrange a transfer from your bank account.

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.

   For initial investment:

   Fax the completed application, along with a request for a confirmation number to 1-800-228-1872. Follow the instructions below after receiving your confirmation number.

   For initial and subsequent investments:

   Instruct your bank to wire transfer your investment to:

     Huntington National Bank
     Routing Number: ABA #044 000 024
     A/C 01899607383
     BB&T Funds

   Include:

     Your name
     Your confirmation number

     AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 1-800-228-1872 TO ADVISE US OF THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK
     ---------------------------------------------------------------------------

     YOU CAN ADD TO YOUR ACCOUNT BY USING THE CONVENIENT OPTIONS DESCRIBED BELOW. THE FUND RESERVES THE RIGHT TO CHANGE OR ELIMINATE THESE PRIVILEGES AT ANY TIME WITH 60 DAYS NOTICE.
     ---------------------------------------------------------------------------

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED



   AUTOMATIC INVESTMENT PLAN
   You can make automatic investments in
   the Fund from your bank account,
   through payroll deduction or from your
   federal employment, Social Security or
   other regular government checks.
   Automatic investments can be as little
   as $25, once you've invested the $25
   minimum required to open the account.




   To invest regularly from your bank
   account:




     - Complete the Automatic Investment
       Plan portion on your Account
       Application or the supplemental
       sign-up form




     - Make sure you note:




       - Your bank name, address and
         account number




       - The amount you wish to invest
         automatically (minimum $25)




       - How often you want to invest
         (every month, 4 times a year,
         twice a year or once a year)

     - Attach a voided personal check.

   Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.

   The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to close your account or to take such other action as they deem reasonable or required by law.
   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Prime Money Market Fund is declared daily and paid monthly. Capital gains, if any, are distributed at least annually.

   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.
   -----------------------------------------------------------------------------

DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another BB&T Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

   SHAREHOLDER INFORMATION




   SELLING YOUR SHARES
   You may sell your shares at
   any time. Your sales price
   will be the next NAV after
   your sell order is received
   by the Fund, its transfer
   agent, or your investment
   representative. Normally
   you will receive your
   proceeds within a week
   after your request is
   received. See section on
   "General Policies on
   Selling Shares" below.

                                        ----------------------------------------

                                          WITHDRAWING MONEY FROM YOUR FUND
                                          INVESTMENT

                                         As a mutual fund shareholder, you are
                                         technically selling shares when you
                                         request a withdrawal in cash. This is
                                         also known as redeeming shares or a
                                         redemption of shares.
                                        ----------------------------------------

   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

     1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below)

   BY MAIL

     1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature

     2. Mail to: BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533.

   BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES - REDEMPTIONS IN WRITING REQUIRED" BELOW)

     1. See instruction 1 above.
     2. Send to: BB&T Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

   SHAREHOLDER INFORMATION


   SELLING YOUR SHARES
   CONTINUED

   WIRE TRANSFER

   You must indicate this option on your application.

   The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

   Call 1-800-228-1872 to request a wire transfer.

   If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   ELECTRONIC REDEMPTIONS

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank

   Your bank may charge for this service

   Call 1-800-228-1872 to request an electronic redemption.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

   AUTO REDEMPTION PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

     - Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

     - Include a voided personal check.

     - Your account must have a value of $5,000 or more to start withdrawals.

     - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

   REDEMPTION BY CHECK WRITING

   You may write checks in amounts of $100 or more on your account in the Prime Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30 days' written notice. You must maintain the minimum required account balance in the Fund of $1,000 and you may not close your Fund account by writing a check.

   SHAREHOLDER INFORMATION




   GENERAL POLICIES ON SELLING SHARES



   REDEMPTIONS IN WRITING REQUIRED

   You must request a redemption in writing if:

     - Redemption from an Individual Retirement Account ("IRA").

   You must request redemption in writing and obtain a signature guarantee if:

     - The check is not being mailed to the address on your account; or

     - The check is not being made payable to the owner(s) of the account; or

     - Your account address has changed within the last ten business days; or

     - The redemption proceeds are being transferred to another fund account with different registration; or

     - The redemption proceeds are being wired to bank instructions currently not on your account.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check.

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES
   CONTINUED

   REDEMPTION IN KIND

   The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $1,000, the Fund may ask you to increase your balance. If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash:

   If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.

   SHAREHOLDER INFORMATION




   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CALCULATION OF SALES CHARGES

   CLASS A SHARES

   Class A Shares are sold at their public offering price. This price equals NAV. There is no sales charge on Class A Shares of the Prime Money Market Fund.

   DISTRIBUTION AND SERVICE (12b-1) FEES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

     - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund.

     - The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

   Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

   DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

   The Administrator and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements" are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus. These additional cash payments made by the Administrator may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a broker-dealer's examination of the Funds and payments for employee training and education relating to the Funds;
   (2) listing fees for the placement of the Funds on a broker-dealer's list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of Shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

   SHAREHOLDER INFORMATION


   EXCHANGING YOUR SHARES


   You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes" below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A Shares may be exchanged for Trust Shares of the same Fund if you become eligible to purchase Trust Shares. Additionally, Trust Shares may also be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Trust Shares. Class A Shares may not be exchanged for Class B Shares. No transaction fees are currently charged for exchanges. However, the exchanges of Trust Shares for Class A Shares will require payment of the sales charges unless the sales charge is waived.


   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made be sending a written request to BB&T Funds, P.O. Box 182533, Columbus OH 43218-2533, or by calling 1-800-228-1872. Please provide the following information:

    - Your name and telephone number

    - The exact name on your account and account number

    - Taxpayer identification number (usually your Social Security number)

    - Dollar value or number of shares to be exchanged

    - The name of the Fund from which the exchange is to be made

    - The name of the Fund to which the exchange is being made

   See "Selling Your Shares" for important information about telephone transactions.


   MARKET TIMING



   Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Funds due to market timing strategies, we have adopted certain policies and procedures. To deter market timing, the Funds impose redemption fees on shares sold within thirty days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the money market funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder Information - Redemption Fees."



   We also reserve the right to close any account in which we have identified a pattern of excessive or abusive trading.

   SHAREHOLDER INFORMATION



   We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems. In addition, although we will attempt to assess the redemption fee on all applicable redemptions, we cannot guarantee that we will succeed in doing so. For example, certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. These types of accounts generally include multiple investors and typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and to identify market timing activity.



   We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of fund shareholders, or to comply with state or Federal legal requirements.



   NOTES ON EXCHANGES



   When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.



   The registration and tax identification numbers of the two accounts must be identical.



   The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.



   Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.





   DIVIDENDS, DISTRIBUTIONS AND TAXES




   Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


   Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. Additionally, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, through December 31, 2008. Distributions are taxable whether you received them in cash or in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).



   Please see the SAI for more information on the impact of the American Jobs Creation Act of 2004 on the tax treatment of distributions from a fund that are attributable to gain from "US real property interests."

   SHAREHOLDER INFORMATION



   BB&T Funds will send you a statement each year showing the tax status of all your distributions.


   - The dividends that you receive are considered ordinary income for tax purposes.



   - Generally, the Fund's adviser does not consider taxes when deciding to buy or sell securities.



   - Distributions of dividends (or capital gains, if any) may be subject to state and local income taxes as well.



   - Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to foreign securities.



   SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS



   Under current law, dividends (other than capital gain dividends) paid by each Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, the Funds will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Funds properly designate nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to the Funds in their taxable years beginning October 1, 2005.



   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.)



   MORE INFORMATION ABOUT TAXES IS IN OUR SAI.



   ADDITIONAL INFORMATION ABOUT THE FUNDS



   FAIR VALUE PRICING POLICIES



   A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Funds' Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.

   SHAREHOLDER INFORMATION





   ADDITIONAL INFORMATION ABOUT THE FUNDS


   FAIR VALUE PRICING POLICIES



   A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Funds' Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.



   A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee. The Fund does not invest in foreign securities. Thus, the situations in which the Fund will be required to fair value price due to a significant event are limited.



   DISCLOSURE OF PORTFOLIO HOLDINGS



   Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.



   INVESTMENT IN EXCHANGE-TRADED FUNDS



   The Prime Money Market Fund may invest in index-based exchange-traded funds, such as iShares Trust and iShares, Inc. ("iShares").



   iShares is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a market index. Thus, investment in iShares offers, among other things, an efficient means to achieve diversification in a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares

   SHAREHOLDER INFORMATION



   in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See "Additional Investment Strategies and Risks" for information regarding the risks associated with investment in an exchange-traded fund.



   Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Fund may invest in iShares in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

                       (This page intentionally left blank)

 [ICON]

     OTHER INFORMATION ABOUT THE FUND



   FINANCIAL HIGHLIGHTS



   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                                                        INVESTMENT ACTIVITIES
                                                              ------------------------------------------
                                                  NET ASSET      NET        NET REALIZED/
                                                   VALUE,     INVESTMENT   UNREALIZED GAINS   TOTAL FROM
                                                  BEGINNING     INCOME       (LOSSES) ON      INVESTMENT
                                                  OF PERIOD     (LOSS)       INVESTMENTS      ACTIVITIES
                                                  ---------   ----------   ----------------   ----------
CLASS A SHARES

PRIME MONEY MARKET FUND
 Year Ended September 30, 2003..................   $ 1.00           --(a)           --              --(a)
 Year Ended September 30, 2002..................   $ 1.00         0.01              --(a)         0.01
 Year Ended September 30, 2001..................   $ 1.00         0.04              --            0.04
 Year Ended September 30, 2000..................   $ 1.00         0.05              --            0.05
 Year Ended September 30, 1999..................   $ 1.00         0.04              --            0.04

------------

 * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.

 ** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a) Amount is less than $0.005.

                                                                   U.S. TREASURY
                                                               MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
CONTINUED

                DIVIDENDS                                                         RATIOS/SUPPLEMENTARY DATA
    ---------------------------------                              -------------------------------------------------------
                                                                                               RATIO OF NET
                                        NET ASSET   TOTAL RETURN   NET ASSETS,    RATIO OF      INVESTMENT      RATIO OF
       NET         NET                   VALUE,      (EXCLUDES       END OF      EXPENSES TO   INCOME (LOSS)   EXPENSES TO
    INVESTMENT   REALIZED     TOTAL      END OF        SALES         PERIOD      AVERAGE NET    TO AVERAGE     AVERAGE NET
      INCOME      GAINS     DIVIDENDS    PERIOD       CHARGE)         (000)        ASSETS       NET ASSETS       ASSETS*
    ----------   --------   ---------   ---------   ------------   -----------   -----------   -------------   -----------
         --(a)     --            --(a)    1.00          0.48%        459,375        0.98%          0.47%          1.19%
      (0.01)       --         (0.01)      1.00          1.21%        416,782        1.05%          1.20%          1.23%
      (0.04)       --         (0.04)      1.00          4.42%        396,119        1.01%          4.22%          1.24%
      (0.05)       --         (0.05)      1.00          5.35%        277,219        1.00%          5.68%          1.25%
      (0.04)       --         (0.04)      1.00          4.42%          5,395        0.80%          4.34%          1.39%

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

--------------------------------------------------------------------------------

   You can get free copies of Reports and the SAI, prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:

                                   BB&T Funds
                               3435 Stelzer Road
                              Columbus, OHIO 43219
                           Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com
--------------------------------------------------------------------------------

You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-6719.


PRMMBLK 02/05

                               [BB&T FUNDS LOGO]

                                   PROSPECTUS

                        U.S. TREASURY MONEY MARKET FUND

                                 CLASS A SHARES


                                FEBRUARY 1, 2005


                                   QUESTIONS?

                              Call 1-800-228-1872
                       or your investment representative

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

BB&T FUNDS                  TABLE OF CONTENTS


                                     RISK/RETURN SUMMARY AND FUND EXPENSES

                             [ICON]
--------------------------------------------------------------------------------
Carefully review this                    3  Overview
important section,                       5  U.S. Treasury Money Market Fund
which summarizes the
Fund's investments,
risks, past
performance, and
fees.

                                     ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                             [ICON]
--------------------------------------------------------------------------------
Review this section                     10  U.S. Treasury Money Market Fund
for information on                      10  Investment Practices
investment strategies                   12  Investment Risks
and their risks.

                                     FUND MANAGEMENT

                             [ICON]
--------------------------------------------------------------------------------
Review this section                     14  The Investment Adviser
for details on the                      15  The Distributor and Administrator
people and
organizations who
oversee the Funds.

                                     SHAREHOLDER INFORMATION

                             [ICON]
--------------------------------------------------------------------------------
Review this section                     16  Choosing a Share Class
for details on how                      16  Pricing of Fund Shares
shares are valued,                      17  Purchasing and Adding to Your Shares
how to purchase, sell                   22  Selling Your Shares
and exchange shares,                    24  General Policies on Selling Shares
related charges and                     26  Distribution Arrangements/Sales Charges
payments of dividends                   26  Distribution and Service (12b-1) Fees
and distributions.                      27  Exchanging Your Shares
                                        29  Dividends, Distributions and Taxes

                                     OTHER INFORMATION ABOUT THE FUND

                             [ICON]
--------------------------------------------------------------------------------
                                        32  Financial Highlights

                                     BACK COVER

                             [ICON]
--------------------------------------------------------------------------------
                                            Where to learn more about this Fund

 [ICON]

     RISK/RETURN SUMMARY AND FUND EXPENSES                     OVERVIEW


    THE FUNDS                   BB&T Funds is a mutual fund family that offers
                                different classes of shares in separate
                                investment portfolios ("Funds"). The Funds
                                have individual investment goals and
                                strategies. This prospectus gives you
                                important information about the Class A Shares
                                of the BB&T U.S. Treasury Money Market Fund
                                that you should know before investing. Please
                                read this prospectus and keep it for future
                                reference.

                                The Fund in this prospectus is a mutual fund.
                                A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds, you should know a few general basics about investing in mutual funds.

                                The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.

                                LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY
                                ON YOUR INVESTMENT IN A FUND. YOUR INVESTMENT
                                IN A FUND IS NOT A DEPOSIT OR AN OBLIGATION OF
                                BRANCH BANKING AND TRUST COMPANY, BB&T
                                CORPORATION, THEIR AFFILIATES, OR ANY BANK. IT
                                IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT
                                AGENCY.

                                Each Fund has its own investment goal and strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

                                The portfolio manager invests each Fund's assets in a way that the manager believes will help the Fund achieve its goal. A manager's judgments about the stock markets, economy and companies, or selecting investments may cause a Fund to underperform other funds with similar objectives.

   RISK/RETURN SUMMARY AND FUND EXPENSES                                OVERVIEW


                                U.S. TREASURY MONEY MARKET FUND

                                The Fund seeks current income with liquidity and stability of principal by investing primarily in short-term debt securities. The
                                Fund seeks to maintain a stable price of $1.00 per share.

    WHO MAY WANT TO INVEST      Consider investing in the Fund if you are:
                                  - seeking preservation of capital
                                  - investing short-term reserves
                                  - willing to accept lower potential returns
                                in exchange for a higher degree of safety

                                The Fund may not be appropriate if you are:
                                  - seeking high total return
                                  - pursuing a long-term goal or investing for
                                    retirement

                                                                   U.S. TREASURY
   RISK/RETURN SUMMARY AND FUND EXPENSES                       MONEY MARKET FUND





                                RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE        The Fund seeks current income with liquidity
                                and stability of principal by investing
                                exclusively in short-term United States
                                dollar-denominated obligations issued or
                                guaranteed by the U.S. Treasury, some of which
                                may be subject to repurchase agreements.

    PRINCIPAL INVESTMENT        To pursue this goal, the Fund invests
    STRATEGIES                  exclusively in short-term U.S.
                                dollar-denominated obligations issued by the
                                U.S. Treasury ("U.S. Treasury Securities"),
                                and repurchase agreements collateralized by
                                U.S. Treasury Securities. Obligations
                                purchased by the Fund are limited to U.S.
                                dollar-denominated obligations which the Board
                                of Trustees has determined present minimal
                                credit risks.

                                In managing the Fund, the portfolio manager focuses on generating a high-level of income.
                                The manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the manager believes to be the best relative values. Generally, the portfolio manager buys and holds securities until their maturity.

                                The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

                                For a more complete description of the
                                securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 10 or consult the Statement of Additional Information ("SAI").

                                                                   U.S. TREASURY
   RISK/RETURN SUMMARY AND FUND EXPENSES                       MONEY MARKET FUND


                                RISK/RETURN SUMMARY
                                CONTINUED



    PRINCIPAL INVESTMENT        Your investment in the Fund may be subject to
    RISKS                       the following principal risk:



                                INTEREST RATE RISK: The possibility that the
                                Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.



                                For more information about this risk, please see Additional Investment Strategies and Risks on page 10.



                                AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR
                                AN OBLIGATION OF BRANCH BANKING AND TRUST
                                COMPANY, BB&T CORPORATION, THEIR AFFILIATES,
                                OR ANY BANK, AND IT IS NOT INSURED OR
                                GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE
                                CORPORATION OR ANY OTHER GOVERNMENT AGENCY.
                                ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE
                                OF YOUR INVESTMENT AT $1 PER SHARE, IT IS
                                POSSIBLE TO LOSE MONEY BY INVESTING IN THE
                                FUND.

                                                                   U.S. TREASURY
   RISK/RETURN SUMMARY AND FUND EXPENSES                       MONEY MARKET FUND


   The chart and table on this page
   show how the U.S. Treasury Money
   Market Fund has performed and how
   its performance has varied from
   year to year. The bar chart gives
   some indication of risk by
   showing changes in the Fund's
   yearly performance to demonstrate
   that the Fund's value varied at
   different times. The table below
   it shows the Fund's performance
   over time. Of course, past
   performance does not indicate how
   the Fund will perform in the
   future.

                                            PERFORMANCE BAR CHART AND TABLE
                                            YEAR-BY-YEAR TOTAL RETURNS AS OF
                                            12/31 FOR CLASS A SHARES(1)

                                            (in percents)

1995                                                                             4.94
96                                                                               4.41
97                                                                               4.57
98                                                                               4.59
99                                                                               4.15
2000                                                                             5.27
01                                                                               3.16
02                                                                               0.79
03                                                                                0.2
04

                                            The performance information shown
                                            above is based on a calendar year.


                                            Best quarter:            %
                                            Worst quarter:           %
                                          ----------------------------------------



                                                 AVERAGE ANNUAL TOTAL RETURNS
                                                     (for the periods ended
                                                     December 31, 2004)(1)
                                                 ------------------------------



                                                                                                        SINCE
                                                                        1 YEAR   5 YEARS   10 YEARS   INCEPTION
                                                                          -------------------------------------
 CLASS A SHARES                                                                                       (10/5/92)
                                                                          -------------------------------------
   U.S. TREASURY MONEY MARKET FUND                                          %         %         %           %
---------------------------------------------------------------------------------------------------------------


(1) Both charts assume reinvestment of dividends and distributions.


As of December 31, 2004, the Fund's 7-day yield for Class A Shares was    %.
Without fee waivers and expense reimbursements, the Fund's yield would have been
    % for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

                                                            U.S. TREASURY
   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                                          FEES AND EXPENSES


   As an investor in
   the U.S. Treasury
   Money Market Fund,
   you will pay the
   following fees and
   expenses when you
   buy and hold shares.
   Shareholder
   transaction fees are
   paid from your
   account. Annual Fund
   operating expenses
   are paid out of Fund
   assets, and are
   reflected in the
   share price.


                            SHAREHOLDER TRANSACTION
                            EXPENSES (FEES PAID BY YOU                 CLASS A
                            DIRECTLY)(1)                               SHARES
                            Maximum Sales Charge (load) on
                            Purchases                                    None
                            --------------------------------------------------
                            Maximum Deferred Sales Charge
                            (load)                                       None
                            --------------------------------------------------
                            Redemption Fee(2)                              0%

                            ANNUAL FUND OPERATING EXPENSES             CLASS A
                            (FEES PAID FROM FUND ASSETS)               SHARES
                            Management Fee(3)                           0.40%
                            --------------------------------------------------
                            Distribution and Service
                            (12b-1) Fee(3)                              0.50%
                            --------------------------------------------------
                            Other Expenses(3)                               %
                            --------------------------------------------------
                            Total Fund Operating
                            Expenses(3)                                     %
                            --------------------------------------------------
                              Fee Waiver or Expense
                              Reimbursement(3)                              %
                            --------------------------------------------------
                            Net Fund Operating Expenses(3)                  %
                            --------------------------------------------------


(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.


(3) The Fund's Adviser has contractually agreed to limit the management fees
paid by the Fund to   % for the period from February 1, 2005 through January 31,
2006. Additionally, the Fund's Distributor has voluntarily agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the
Class A Shares are expected to be   %. These voluntary fee waivers or expense
reimbursement arrangements may be discontinued at any time.

                                                            U.S. TREASURY
   RISK/RETURN SUMMARY AND FUND EXPENSES                MONEY MARKET FUND


                                                     EXPENSE EXAMPLE

   Use the table at right to
   compare fees and expenses with
   those of other Funds. It
   illustrates the amount of fees
   and expenses you would pay,
   assuming the following:

     - $10,000 investment
     - 5% annual return
     - redemption at the end of
       each period
     - no changes in the Fund's
       operating expenses

   Because this example is
   hypothetical and for
   comparison only, your actual
   costs will be different.



                                       U.S. TREASURY
                                       MONEY MARKET         1       3       5       10
                                       FUND                YEAR   YEARS   YEARS   YEARS
                                       CLASS A SHARES      $      $       $       $
                                       -------------------------------------------------

 [ICON]

     ADDITIONAL INVESTMENT STRATEGIES AND RISKS



   U.S. TREASURY MONEY MARKET FUND
   INVESTMENT PRACTICES

   The Fund invests in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Fund uses, as well as the main risks they pose. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the SAI for additional details regarding these and other permissible investments.


                        INSTRUMENT                          RISK TYPE
                        ----------                          ---------
    INVESTMENT COMPANY SECURITIES: Shares of                Market
    investment companies. The Fund may invest up to 5%
    of its total assets in the shares of any one
    registered investment company, but may not own
    more than 3% of the securities of any one
    registered investment company or invest more than
    10% of its total assets in the securities of other
    registered investment companies. These registered
    investment companies may include shares of other
    registered investment companies for which the
    Adviser to the Fund or any of its affiliates
    serves as investment adviser, administrator or
    distributor.

    REPURCHASE AGREEMENTS: The purchase of a security       Market
    and the simultaneous commitment to return the           Credit
    security to the seller at an agreed upon price on
    an agreed upon date. This is treated as a loan.

    SECURITIES LENDING: The lending of up to 33 1/3%        Market
    of the Fund's total assets. In return the Fund          Leverage
    will receive cash, other securities, and/or             Liquidity
    letters of credit.                                      Credit

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


                        INSTRUMENT                          RISK TYPE
                        ----------                          ---------
    SHORT-TERM OBLIGATIONS: High quality U.S. dollar-       Market
    denominated debt securities that have remaining         Credit
    maturities of one year or less. These securities
    may include U.S. government obligations, domestic
    and foreign commercial paper (including
    variable-amount master demand notes), bankers'
    acceptances, certificates of deposit and demand
    and time deposits of domestic and foreign branches
    of U.S. banks and foreign banks, and repurchase
    agreements. These investments are limited to those
    obligations which, at the time of purchase, (i)
    possess one of the two highest short-term ratings
    from at least two NRSROs (for example, commercial
    paper rated "A-1" or "A-2" by S&P and "P-1" or
    "P-2" by Moody's), or (ii) do not possess a rating
    (i.e., are unrated) but are determined by the
    Adviser or Sub-Adviser to be of comparable
    quality.

    TIME DEPOSITS: Non-negotiable receipts issued by a      Liquidity
    bank in exchange for the deposit of funds.              Credit
                                                            Market

    U.S. TREASURY OBLIGATIONS: Bills, notes, bonds,         Interest Rate
    separately traded registered interest and
    principal securities, and coupons under bank entry
    safekeeping.

    VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured          Credit
    demand notes that permit the indebtedness to vary       Liquidity
    and provide for periodic adjustments in the             Interest Rate
    interest rate according to the terms of the
    instrument. Because master demand notes are direct
    lending arrangements between a Fund and the
    issuer, they are not normally traded. Although
    there is no secondary market in these notes, the
    Fund may demand payment of principal and accrued
    interest at specified intervals.

    ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt      Credit
    that pay no interest, but are issued at a discount      Market
    from their value at maturity. When held to              Interest Rate
    maturity, their entire return equals the
    difference between their issue price and their
    maturity value.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS




   INVESTMENT RISKS

   Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/ Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.


   CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

   INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

   LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.

     SPECULATIVE. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses positions in a derivative may be substantially greater than the derivatives original cost.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.


   MANAGEMENT RISK. The risk that a strategy used by the Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can results in unanticipated risks.


   MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

 [ICON]

     FUND MANAGEMENT

   THE INVESTMENT ADVISER



      BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Fund. BB&T Asset Management is a wholly-owned subsidiary of BB&T Corporation ("BB&T"). BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2004, BB&T Corporation had assets of
   approximately $   billion. Through its subsidiaries, BB&T Corporation
   operates over 1,350 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.



   In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. While BB&T Asset Management has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years, BB&T Asset Management currently manages assets of more than $ billion.



   The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. The Funds and the Advisor are seeking exemptive relief from the Securities and Exchange Commission (SEC) to permit the Advisor, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Advisor obtains this exemptive order from the SEC, the Advisor will have the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


   Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

   For these advisory services, the Fund paid as follows during its fiscal year ended:


                                                               PERCENTAGE OF
                                                             AVERAGE NET ASSETS
                                                               FOR THE FISCAL
                                                                 YEAR ENDED
                                                                  09/30/04
                                                             ------------------
    U.S. Treasury Money Market Fund......................              %

   FUND MANAGEMENT




   THE DISTRIBUTOR AND ADMINISTRATOR




   BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as the Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BISYS Fund Services, L.P. (the "Sub-Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's sub-administrator.




   BISYS Fund Services, L.P. (the "Distributor"), also serves as the distributor of the Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.



   The SAI has more detailed information about the Adviser and other service providers.

 [ICON]

     SHAREHOLDER INFORMATION



   CHOOSING A SHARE CLASS





   BB&T Funds offer different classes of Fund Shares, which have different expenses and other characteristics. Only one class of Fund shares, Class A Shares, is offered in this prospectus. If you would like information about the other available classes, please refer to the prospectuses that describe such classes. The following are some of the main characteristics of the Class A Shares:


   CLASS A SHARES

   - No sales charges.

   - Distribution and service fees of 0.50% of average daily net assets.

   For actual past expenses of Class A Shares, see the fund information earlier in this prospectus.

   Generally, expenses applicable to the Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-1) fees, are borne solely by that share class.

   PRICING OF FUND SHARES

   ------------------------------
   HOW NAV IS CALCULATED

   The NAV is calculated by
   adding the total value of the
   Fund's investments and other
   assets, subtracting its
   liabilities and then dividing
   that figure by the number of
   outstanding shares of the
   Fund:

               NAV =
     Total Assets - Liabilities
     --------------------------
          Number of Shares
            Outstanding

   NAV is calculated separately
   for each class of shares.
   ------------------------------

                                           U.S. TREASURY MONEY MARKET FUND


                                           The per share net asset value ("NAV")
                                           of the U.S. Treasury Money Market
                                           Fund will be determined at 12:00 p.m.
                                           Eastern Time, 3:00 p.m. Eastern Time,
                                           and at the close of regular trading
                                           on the New York Stock Exchange,
                                           normally at 4:00 p.m. Eastern Time,
                                           on days the Exchange is open.


                                           Your order for purchase, sale or
                                           exchange of shares is priced at the
                                           next NAV calculated after your order
                                           is received. This is what is known as
                                           the offering price.

                                           The Fund uses the amortized cost
                                           method of valuing its investments,
                                           which does not take into account
                                           unrealized gains or losses. For
                                           further information regarding the
                                           methods used in valuing the Fund's
                                           investments, please see the SAI.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES

   You may purchase Shares
   of the Fund through the
   Distributor or through
   banks, brokers and other
   investment
   representatives or
   institutions, which may
   charge additional fees
   and may require higher
   minimum investments or
   impose other limitations
   on buying and selling
   shares. If you purchase
   shares through an
   investment
   representative or
   institution, that party
   is responsible for
   transmitting orders by
   close of business and
   may have an earlier
   cut-off time for
   purchase and sale
   requests.

   Consult your investment
   representative or
   institution for specific
   information.

                                                        MINIMUM INITIAL   MINIMUM
                                  ACCOUNT TYPE            INVESTMENT     SUBSEQUENT
                                  Class A
                                  -------------------------------------------------
                                  Regular                        $1,000          $0
                                  -------------------------------------------------
                                  Automatic Investment
                                  Plan                              $25         $25

                                     All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders and credit card convenience checks are not accepted.




                                     The Fund may waive its minimum purchase
                                     requirement. The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

   -----------------------------------------------------------------------------


   AVOID TAX WITHHOLDING

   The Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.


   -----------------------------------------------------------------------------

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED



   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT

   BY REGULAR MAIL

   If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.




   Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.

   2. Make check, bank draft or money order payable to "BB&T Funds."

   3. Mail to: BB&T Funds
      P.O. Box 182533
      Columbus, OH 43218-2533



   Subsequent:

   1. Use the investment slip attached to
      your account statement. Or, if
      unavailable,

   2. Include the following information on a piece of paper:
      - BB&T Funds/Fund name
      - Class A Shares
      - Amount invested
      - Account name
      - Account number

      Include your account number on your
      check.




   3. Mail to: BB&T Funds
      P.O. Box 182533
      Columbus, OH 43218-2533



   BY OVERNIGHT SERVICE

   See instructions 1-2 above for subsequent investments.

   4. Send to: BB&T Funds
     c/o BISYS Fund Services
     Attn: T.A. Operations
     3435 Stelzer Road
     Columbus, OH 43219

                                                             QUESTIONS?

                                                     Call 800-451-8382 or your
                                                     investment representative.

                                                        ELECTRONIC VS. WIRE
                                                              TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED



   ELECTRONIC PURCHASES




   Your bank must participate in the Automated Clearing House (ACH) and must be a U. S. Bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.

   Call 1-800-228-1872 to arrange a transfer from your bank account.

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.

   For initial investment:

   Fax the completed application, along with a request for a confirmation number to 1-800-228-1872. Follow the instructions below after receiving your confirmation number.

   For initial and subsequent investments:

   Instruct your bank to wire transfer your investment to:

     Huntington National Bank
     Routing Number: ABA #044 000 024
     A/C 01899607383
     BB&T Funds

   Include:

     Your name
     Your confirmation number

   AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 1-800-228-1872 TO ADVISE US OF THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK.
   -----------------------------------------------------------------------------

   YOU CAN ADD TO YOUR ACCOUNT BY USING THE CONVENIENT OPTIONS DESCRIBED BELOW. THE FUND RESERVES THE RIGHT TO CHANGE OR ELIMINATE THESE PRIVILEGES AT ANY TIME WITH 60 DAYS NOTICE.
   -----------------------------------------------------------------------------

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED



   AUTOMATIC INVESTMENT PLAN



   You can make automatic investments in
   the Fund from your bank account,
   through payroll deduction or from your
   federal employment, Social Security or
   other regular government checks.
   Automatic investments can be as little
   as $25, once you've invested the $25
   minimum required to open the account.



   To invest regularly from your bank
   account:

      - Complete the Automatic Investment
        Plan portion on your Account
        Application or the supplemental
        sign-up form



      - Make sure you note:



        - Your bank name, address and
          account number



        - The amount you wish to invest
          automatically (minimum $25)



        - How often you want to invest
          (every month, 4 times a year,
          twice a year or once a year)



      - Attach a voided personal check.

   Call 1-800-228-1872 for an enrollment
   form or consult the SAI for additional
   information.

   The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to close your account or to take such other action as they deem reasonable or required by law.

DIRECTED DIVIDEND OPTION

By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another BB&T Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED
   ----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the U.S. Treasury Money Market Fund are declared daily and paid monthly. Capital gains, if any, are distributed at least annually.

   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.
   ----------------------------------------------------------------------------

   SHAREHOLDER INFORMATION




   SELLING YOUR SHARES
   You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on

   Selling Shares" below.

-------------------------------------------

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

-------------------------------------------

   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

     1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below)

   BY MAIL

     1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
       - amount you wish to redeem
       - address where your check should be sent
       - account owner signature

     2. Mail to: BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533.

   BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" BELOW)

     1. See instruction 1 above.

     2. Send to: BB&T Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

   SHAREHOLDER INFORMATION


   SELLING YOUR SHARES
   CONTINUED

   WIRE TRANSFER

   You must indicate this option on your application.

   The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

   Call 1-800-228-1872 to request a wire transfer.

   If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   ELECTRONIC REDEMPTIONS

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   Your bank may charge for this service.

   Call 1-800-228-1872 to request an electronic redemption.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

   AUTO REDEMPTION PLAN

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

     - Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

     - Include a voided personal check.

     - Your account must have a value of $5,000 or more to start withdrawals.

     - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

   REDEMPTION BY CHECK WRITING


   You may write checks in amounts of $100 or more on your account in the U.S. Treasury Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30 days' written notice. You must maintain the minimum required account balance in the Fund of $1,000 and you may not close your Fund account by writing a check.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES



   REDEMPTIONS IN WRITING REQUIRED

   You must request a redemption in writing if:

     - Redemption from an Individual Retirement Account ("IRA").

   You must request redemption in writing and obtain a signature guarantee if:

     - The check is not being mailed to the address on your account; or

     - The check is not being made payable to the owner(s) of the account; or

     - Your account address has changed within the last ten business days; or

     - The redemption proceeds are being transferred to another Fund account with different registration; or

     - The redemption proceeds are being wired to bank instructions currently not on your account.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT

   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES
   CONTINUED

   REFUSAL OF REDEMPTION REQUEST

   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   REDEMPTION IN KIND

   The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES
   CONTINUED

   CLOSING OF SMALL ACCOUNTS

   If your account falls below $1,000, the Fund may ask you to increase your balance. If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS

   For any shareholder who chooses to receive distributions in cash:

   If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.





   DISTRIBUTION ARRANGEMENTS/SALES CHARGES

   CALCULATION OF SALES CHARGES
   CLASS A SHARES

   Class A Shares are sold at their public offering price. This price equals NAV. There is no sales charge on Class A Shares of the U.S. Treasury Money Market Fund.



   DISTRIBUTION AND SERVICE (12b-1) FEES

   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

    - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund.

    - The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

   Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

   The Administrator and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements" are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus. These additional cash payments made by the Administrator may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a broker-dealer's examination of the Funds and payments for employee training and education relating to the Funds;
   (2) listing fees for the placement of the Funds on a broker-dealer's list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of Shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

   EXCHANGING YOUR SHARES

   You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes" below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A Shares may be exchanged for Trust Shares of the same Fund if you become eligible to purchase Trust Shares. Additionally, Trust Shares may also be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Trust Shares. Class A Shares may not be exchanged for Class B Shares. No transaction fees are currently charged for exchanges. However, the exchange of Trust Shares for Class A Shares will require payment of the sales charges unless the sales charge is waived.

   SHAREHOLDER INFORMATION


   EXCHANGING YOUR SHARES
   CONTINUED

   INSTRUCTIONS FOR EXCHANGING SHARES

   Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 182533, Columbus OH 43218-2533, or by calling 1-800-228-1872. Please provide the following information:

    - Your name and telephone number

    - The exact name on your account and account number

    - Taxpayer identification number (usually your Social Security number)

    - Dollar value or number of shares to be exchanged

    - The name of the Fund from which the exchange is to be made

    - The name of the Fund to which the exchange is being made

   See "Selling your Shares" for important information about telephone transactions.


   MARKET TIMING



   Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Funds due to market timing strategies, we have adopted certain policies and procedures. To deter market timing, the Funds impose redemption fees on shares sold within thirty days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the money market funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder Information - Redemption Fees."



   We also reserve the right to close any account in which we have identified a pattern of excessive or abusive trading.



   We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems. In addition, although we will attempt to assess the redemption fee on all applicable redemptions, we cannot guarantee that we will succeed in doing so. For example, certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. These types of accounts generally include multiple investors and typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and

   SHAREHOLDER INFORMATION






   redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and to identify market timing activity.

   We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of fund shareholders, or to comply with state or Federal legal requirements.

   NOTES ON EXCHANGES

   When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

   The registration and tax identification numbers of the two accounts must be identical.

   The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

   Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.
   DIVIDENDS, DISTRIBUTIONS AND TAXES

   Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.


   Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. Additionally, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, through December 31, 2008. Distributions are taxable whether you received them in cash or in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid).



   Please see the SAI for more information on the impact of the American Jobs Creation Act of 2004 on the tax treatment of distributions from a fund that are attributable to gain from "US real property interests."

   SHAREHOLDER INFORMATION






   BB&T Funds will send you a statement each year showing the tax status of all your distributions.

   - The dividends that you receive are considered ordinary income for tax purposes.

   - Generally, the Fund's adviser does not consider taxes when deciding to buy or sell securities.

   - Distributions of dividends (or capital gains, if any) may be subject to state and local income taxes as well.

   - Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to foreign securities.


   SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS



   Under current law, dividends (other than capital gain dividends) paid by each Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, the Funds will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Funds properly designate nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to the Funds in their taxable years beginning October 1, 2005.


   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.)

   MORE INFORMATION ABOUT TAXES IS IN OUR SAI.


   FAIR VALUE PRICING POLICIES



   A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Funds' Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.

   SHAREHOLDER INFORMATION







   A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee. The Fund does not invest in foreign securities. Thus, the situations in which the Fund will be required to fair value price due to a significant event are limited.



   DISCLOSURE OF PORTFOLIO HOLDINGS



   Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.

 [ICON]

     OTHER INFORMATION ABOUT THE FUND



   FINANCIAL HIGHLIGHTS



   The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                                                        INVESTMENT ACTIVITIES
                                                              ------------------------------------------
                                                  NET ASSET      NET        NET REALIZED/
                                                   VALUE,     INVESTMENT   UNREALIZED GAINS   TOTAL FROM
                                                  BEGINNING     INCOME       (LOSSES) ON      INVESTMENT
                                                  OF PERIOD     (LOSS)       INVESTMENTS      ACTIVITIES
                                                  ---------   ----------   ----------------   ----------
U.S. TREASURY MONEY MARKET FUND
 Year Ended September 30, 2003..................    $1.00       --   (a)         --             --   (a)
 Year Ended September 30, 2002..................    $1.00        0.01            --              0.01
 Year Ended September 30, 2001..................    $1.00        0.04            --              0.04
 Year Ended September 30, 2000..................    $1.00        0.05            --              0.05
 Year Ended September 30, 1999..................    $1.00        0.04            --              0.04

------------

 * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.

(a) Amount is less than $0.005.

                                                                   U.S. TREASURY
                                                               MONEY MARKET FUND

                                                   DIVIDENDS
                                       ---------------------------------

                                                                           NET ASSET   TOTAL RETURN
                                          NET         NET                   VALUE,      (EXCLUDES
                                       INVESTMENT   REALIZED     TOTAL      END OF        SALES
                                         INCOME      GAINS     DIVIDENDS    PERIOD       CHARGE)
                                       ----------   --------   ---------   ---------   ------------
U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30, 2003.......   --   (a)     --         --   (a)    $1.00        0.30%
  Year Ended September 30, 2002.......   (0.01)       --         (0.01)      $1.00        1.01%
  Year Ended September 30, 2001.......   (0.04)       --         (0.04)      $1.00        4.20%
  Year Ended September 30, 2000.......   (0.05)       --         (0.05)      $1.00        4.98%
  Year Ended September 30, 1999.......   (0.04)       --         (0.04)      $1.00        4.08%

                                                       RATIOS/SUPPLEMENTARY DATA
                                        -------------------------------------------------------
                                                                    RATIO OF NET
                                        NET ASSETS,    RATIO OF      INVESTMENT      RATIO OF
                                          END OF      EXPENSES TO   INCOME (LOSS)   EXPENSES TO
                                          PERIOD      AVERAGE NET    TO AVERAGE     AVERAGE NET
                                           (000)        ASSETS       NET ASSETS       ASSETS*
                                        -----------   -----------   -------------   -----------
U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30, 2003.......   $135,059        0.99%          0.32%          1.20%
  Year Ended September 30, 2002.......   $197,830        1.05%          1.01%          1.24%
  Year Ended September 30, 2001.......   $208,914        1.03%          4.08%          1.23%
  Year Ended September 30, 2000.......   $170,380        1.00%          5.11%          1.23%
  Year Ended September 30, 1999.......   $ 42,241        0.84%          4.00%          1.23%

                      (This page intentionally left blank)

                      (This page intentionally left blank)

For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of Reports and the SAI, prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:

                                   BB&T Funds
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                           Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com

You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-6719.


USTMMBLK 02/05

                                  [BB&T LOGO]

                                   PROSPECTUS

                               MONEY MARKET FUNDS

                            Prime Money Market Fund
                        U.S. Treasury Money Market Fund

                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                              INSTITUTIONAL SHARES
                            (FORMERLY TRUST SHARES)


                                FEBRUARY 1, 2005


                                   QUESTIONS?

                              Call 1-800-228-1872
                       or your investment representative

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

         BB&T FUNDS                                   TABLE OF CONTENTS


                                                      RISK/RETURN SUMMARY AND FUND EXPENSES

                                            [ICON]
Carefully review this important                           3  Overview
section, which summarizes each                            5  Prime Money Market Fund
Fund's investments, risks, past                           9  U.S. Treasury Money Market Fund
performance, and fees.

                                                      ADDITIONAL INVESTMENT STRATEGIES AND RISKS

                                            [ICON]
Review this section for                                  12  Money Market Funds
information on investment                                12  Investment Practices
strategies and their risks.                              15  Investment Risks

                                                      FUND MANAGEMENT

                                            [ICON]
Review this section for details on                       17  The Investment Adviser
the people and organizations who                         17  The Investment Sub-Adviser
oversee the Funds.                                       18  The Distributor and Administrator

                                                      SHAREHOLDER INFORMATION

                                            [ICON]
Review this section for details on                       19  Choosing a Share Class
how shares are valued, how to                            20  Pricing of Fund Shares
purchase, sell and exchange                              21  Purchasing and Adding to Your Shares
shares, related charges and                              24  Selling Your Shares
payments of dividends and                                26  General Policies on Selling Shares
distributions.                                           28  Distribution Arrangements/Sales Charges
                                                         29  Distribution and Service (12b-1) Fees
                                                         30  Exchanging Your Shares
                                                         31  Dividends, Distributions and Taxes

                                                      OTHER INFORMATION ABOUT THE FUNDS

                                            [ICON]
                                                         33  Financial Highlights

                                                      BACK COVER

                                            [ICON]
                                                             Where to learn more about this Fund

 [ICON]

 RISK/RETURN SUMMARY AND FUND EXPENSES                  OVERVIEW


    THE FUNDS                             BB&T Funds is a mutual fund family that offers different
                                          classes of shares in separate investment portfolios
                                          ("Funds"). The Funds have individual investment goals and
                                          strategies. This prospectus gives you important information about the Class A Shares, the Class B Shares, the Class C
                                          Shares, and the Institutional Shares of the Money Market
                                          Funds that you should know before investing. Please read
                                          this prospectus and keep it for future reference.
                                          Each of the Funds in this prospectus is a mutual fund. A
                                          mutual fund pools shareholders' money and, using
                                          professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds,
                                          you should know a few general basics about investing in
                                          mutual funds.
                                          The value of your investment in a Fund is based on the
                                          market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect
                                          securities markets generally, as well as those that affect particular companies or government units. These price
                                          movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.
                                          LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON YOUR
                                          INVESTMENT IN A FUND. YOUR INVESTMENT IN A FUND IS NOT A
                                          DEPOSIT OR AN OBLIGATION OF BRANCH BANKING AND TRUST
                                          COMPANY, BB&T CORPORATION, THEIR AFFILIATES, OR ANY BANK. IT
                                          IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT AGENCY.
                                          Each Fund has its own investment goal and strategies for
                                          reaching that goal. However, it cannot be guaranteed that a
                                          Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.
                                          The portfolio manager invests each Fund's assets in a way
                                          that the manager believes will help the Fund achieve its
                                          goal. A manager's judgments about the stock markets, economy and companies, or selecting investments may cause a Fund to underperform other funds with similar objectives.

   RISK/RETURN SUMMARY AND FUND EXPENSES                         OVERVIEW


                          MONEY MARKET FUNDS

                                          These Funds seek current income with liquidity and stability of principal by investing primarily in short-term debt
                                          securities. The Funds seek to maintain a stable price of
                                          $1.00 per share.
    WHO MAY WANT TO INVEST                Consider investing in these Funds if you are:
                                            - seeking preservation of capital
                                            - investing short-term reserves
                                            - willing to accept lower potential returns in exchange
                                              for a higher degree of safety
                                          These Funds may not be appropriate if you are:
                                            - seeking high total return
                                            - pursuing a long-term goal or investing for retirement

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND


                          RISK/RETURN SUMMARY


    INVESTMENT OBJECTIVE                  The Fund seeks to provide as high a level of current
                                          interest income as is consistent with maintaining liquidity and stability of principal.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests only in U.S.
                                          dollar-denominated, "high-quality" short-term debt
                                          securities, including the following:
                                            - Obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign
                                              branches of such banks);
                                            - "High quality" commercial paper and other obligations
                                          issued or guaranteed by U.S. and foreign corporations and
                                              other issuers, including corporate debt securities that
                                              the issuer or a third party, such as a dealer or bank,
                                              must repay on demand;
                                            - Asset-backed securities;
                                            - Securities issued or guaranteed as to principal and
                                          interest by the U.S. Government or by its agencies or
                                              instrumentalities and related custodial receipts;
                                            - Securities issued or guaranteed by foreign governments
                                          or their political subdivisions, agencies or
                                              instrumentalities;
                                            - Funding agreements issued by highly-rated U.S. insurance companies;
                                            - Securities issued or guaranteed by state or local
                                              government bodies; and
                                            - Repurchase agreements relating to the above instruments.
                                          "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example,
                                          commercial paper rated "A-1" or "A-2" by Standard & Poor's
                                          Corporation and "P-1" or "P-2" by Moody's Investors Service,
                                          Inc.); or (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO; or (iii) if
                                          unrated, are determined by the Sub-Adviser to be of
                                          comparable quality.
                                          When selecting securities for the Fund's portfolio, the
                                          manager first considers safety of principal and the quality of an investment. The manager then focuses on generating a high-level of income. The manager generally evaluates
                                          investments based on interest rate sensitivity selecting
                                          those securities whose maturities fit the Fund's interest
                                          rate sensitivity target and which the manager believes to be the best relative values.
                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                                          Strategies and Risks on page 12 or consult the Statement of
                                          Additional Information ("SAI").

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risks:
                                          INTEREST RATE RISK: The possibility that the value of the
                                          Fund's investments will decline due to an increase in
                                          interest rates or that the Fund's yield will decrease due to a decrease in interest rates. Interest rate risk is
                                          generally high for longer-term debt securities and low for shorter-term debt securities.
                                          CREDIT RISK: The possibility that an issuer cannot make
                                          timely interest and principal payments on its debt
                                          securities such as bonds. The lower a security's rating, the greater its credit risk.

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND


   RISK/RETURN SUMMARY
   CONTINUED

                                          PREPAYMENT/CALL RISK: If a significant number of the
                                          mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid." Call risk is the possibility
                                          that, during periods of declining interest rates, a bond
                                          issuer will "call" -- or repay -- higher-yielding bonds
                                          before their stated maturity date. In both cases, investors receive their principal back and are typically forced to
                                          reinvest it in bonds that pay lower interest rates. Rapid
                                          changes in prepayment and call rates can cause bond prices and yields to be volatile.

                                          FOREIGN INVESTMENT RISK: Foreign securities involve risks
                                          not typically associated with investing in U.S. securities.
                                          Foreign securities may be adversely affected by myriad
                                          factors, including currency fluctuations and social,
                                          economic or political instability.

                                          For more information about these risks, please see
                                          Additional Investment Strategies and Risks on page 12.

                                          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                                          OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                                          AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                                          GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                                          VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                                          LOSE MONEY BY INVESTING IN THE FUND.

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND


The chart and table on this page show how the Prime Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class A Shares, Class B Shares and Class C Shares will differ from the Institutional Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.

            PERFORMANCE BAR CHART AND TABLE
            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)

            (in percents)

1998                                                                             5.14
----                                                                             ----
99                                                                               4.75
2000                                                                             6.00
01                                                                               3.80
02                                                                               1.38
03                                                                               0.72
04                                                                               0.00

The performance information shown above is based on a calendar year.


 Best quarter:            %
 Worst quarter:           %


                                                    AVERAGE ANNUAL TOTAL RETURNS

                                                    (for the periods ended
                                                    December 31, 2004)(1)



                                                                                  SINCE INCEPTION
                                                      1 YEAR     5 YEARS(2,3)     (10/1/97)(2,3)
 CLASS A SHARES                                            %             %            %
 CLASS B SHARES (with applicable Contingent
 Deferred Sales Charge)                                    %             %            %
 CLASS C SHARES (with applicable Contingent
 Deferred Sales Charge)                                    %             %            %
 INSTITUTIONAL SHARES                                      %             %            %


(1) Both charts assume reinvestment of dividends and distributions.
(2) Class B Shares were not in existence prior to September 2, 1998. Performance for periods prior to September 2, 1998, is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.
(3) Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.


As of December 31, 2004, the Fund's 7-day yield for Class A Shares, Class B
Shares, Class C Shares and Institutional Shares was     %,     %,     %, and
    %, respectively. Without fee waivers and expense reimbursements, the Fund's
yield would have been     %,     %,     %, and     %, respectively, for this
time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

   RISK/RETURN SUMMARY AND FUND EXPENSES          PRIME MONEY MARKET FUND


As an investor in the Prime Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.
---------------------------------------------
CONTINGENT DEFERRED SALES CHARGE
Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.

---------------------------------------------

                               FEES AND EXPENSES


                                                     SHAREHOLDER TRANSACTION EXPENSES (FEES    CLASS A   CLASS B   CLASS C
                                                     PAID BY YOU DIRECTLY)(1)                  SHARES    SHARES    SHARES

                                                     Maximum Sales Charge (load) on Purchases    None      None      None
                                                     ---------------------------------------------------------------------

                                                     Maximum Deferred Sales Charge (load)        None     5.00%(2)  1.00%(3)
                                                     ---------------------------------------------------------------------

                                                     Redemption Fee(4)                             0%        0%        0%
                                                     ANNUAL FUND OPERATING EXPENSES (FEES      CLASS A   CLASS B   CLASS C
                                                     PAID FROM FUND ASSETS)                    SHARES    SHARES    SHARES

                                                     Management Fee(5)                          0.40%     0.40%     0.40%
                                                     ---------------------------------------------------------------------

                                                     Distribution and Service (12b-1) Fee(5)    0.50%     1.00%     1.00%
                                                     ---------------------------------------------------------------------

                                                     Other Expenses(5)                              %         %         %
                                                     ---------------------------------------------------------------------

                                                     Total Fund Operating Expenses(5)               %         %         %
                                                     ---------------------------------------------------------------------

                                                       Fee Waiver or Expense Reimbursement(5)       %         %         %
                                                     ---------------------------------------------------------------------

                                                     Net Fund Operating Expenses(5)                 %         %         %

                                                     SHAREHOLDER TRANSACTION EXPENSES (FEES    INSTITUTIONAL
                                                     PAID BY YOU DIRECTLY)(1)                     SHARES
                                                     Maximum Sales Charge (load) on Purchases       None
                                                     ---------------------------------------------------------------------
                                                     Maximum Deferred Sales Charge (load)           None
                                                     ---------------------------------------------------------------------
                                                     Redemption Fee(4)                                0%
                                                     ANNUAL FUND OPERATING EXPENSES (FEES      INSTITUTIONAL
                                                     PAID FROM FUND ASSETS)                       SHARES
                                                     Management Fee(5)                             0.40%
                                                     ---------------------------------------------------------------------
                                                     Distribution and Service (12b-1) Fee(5)       0.00%
                                                     ---------------------------------------------------------------------
                                                     Other Expenses(5)                                 %
                                                     ---------------------------------------------------------------------
                                                     Total Fund Operating Expenses(5)                  %
                                                     ---------------------------------------------------------------------
                                                       Fee Waiver or Expense Reimbursement(5)          %
                                                     ---------------------------------------------------------------------
                                                     Net Fund Operating Expenses(5)                    %


(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary from: 5%, 4%, 3%, 3%, 2%, 1%.

(3) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(4) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.


(5) The Fund's Adviser has contractually agreed to limit the management fees
paid by the Fund to     % for the period from February 1, 2005 through January
31, 2006. Additionally, the Fund's Distributor has voluntarily agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each
class are expected to be: Class A Shares,     %, Class B Shares,     %, Class C
Shares,     %, Institutional Shares,     %. These voluntary fee waivers or
expense reimbursement arrangements may be discontinued at any time.


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period
  - no changes in the Fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

                                EXPENSE EXAMPLE


                                   1       3       5        10
 PRIME MONEY MARKET FUND          YEAR   YEARS   YEARS    YEARS
 CLASS A SHARES                   $      $       $        $
 ---------------------------------------------------------------
 CLASS B SHARES
 Assuming Redemption              $      $       $        $
 Assuming No Redemption           $      $       $        $
 ---------------------------------------------------------------
 CLASS C SHARES
 Assuming Redemption              $      $       $        $
 Assuming No Redemption           $      $       $        $
 ---------------------------------------------------------------
 INSTITUTIONAL SHARES             $      $       $        $

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND


                          RISK/RETURN SUMMARY

    INVESTMENT OBJECTIVE                  The Fund seeks current income with liquidity and stability of principal by investing exclusively in short-term United
                                          States dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to
                                          repurchase agreements.

    PRINCIPAL INVESTMENT STRATEGIES       To pursue this goal, the Fund invests exclusively in
                                          short-term U.S. dollar-denominated obligations issued by the
                                          U.S. Treasury ("U.S. Treasury Securities"), and repurchase agreements collateralized by U.S. Treasury Securities.
                                          Obligations purchased by the Fund are limited to U.S.
                                          dollar-denominated obligations which the Board of Trustees has determined present minimal credit risks.
                                          In managing the Fund, the portfolio manager focuses on
                                          generating a high-level of income. The manager generally
                                          evaluates investments based on interest rate sensitivity
                                          selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the manager
                                          believes to be the best relative values. Generally, the
                                          portfolio manager buys and holds securities until their
                                          maturity.
                                          The Fund will maintain an average weighted portfolio
                                          maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.
                                          For a more complete description of the securities in which the Fund may invest, please see Additional Investment
                                          Strategies and Risks on page 12 or consult the SAI.

    PRINCIPAL INVESTMENT RISKS            Your investment in the Fund may be subject to the following principal risk:
                                          INTEREST RATE RISK: The possibility that the Fund's yield
                                          will decrease due to a decrease in interest rates or that
                                          the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for
                                          shorter-term debt securities.
                                          For more information about this risk, please see Additional
                                          Investment Strategies and Risks on page 12.
                                          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR AN OBLIGATION
                                          OF BRANCH BANKING AND TRUST COMPANY, BB&T CORPORATION, THEIR
                                          AFFILIATES, OR ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                                          BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
                                          GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE
                                          VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO
                                          LOSE MONEY BY INVESTING IN THE FUND.

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND


The chart and table on this page show how the U.S. Treasury Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.

The returns for Class A Shares, Class B Shares and Class C Shares will differ from the Institutional Share returns shown in the bar chart because of differences in expenses of each class. The table assumes that Class B and Class C shareholders redeem all of their fund shares at the end of the period indicated.

            PERFORMANCE BAR CHART AND TABLE
            YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INSTITUTIONAL SHARES(1)

            (in percents)

1995                                                                              5.2
96                                                                               4.65
97                                                                               4.79
98                                                                               4.85
99                                                                               4.41
2000                                                                             5.66
01                                                                               3.54
02                                                                               1.19
03                                                                               0.52
04

The performance information shown above is based on a calendar year.


 Best quarter:            %
 Worst quarter:           %


                                                    AVERAGE ANNUAL TOTAL RETURNS
                                                    (for the periods ended

                                                    December 31, 2004)(1)



                                                                                               SINCE INCEPTION
                                                      1 YEAR     5 YEARS(3)    10 YEARS(2,3)    10/5/92(2,3)
 CLASS A SHARES                                            %            %              %           %
 CLASS B SHARES (with applicable Contingent
 Deferred Sales Charge)                                    %            %              %           %
 CLASS C SHARES (with applicable Contingent
 Deferred Sales Charge)                                    %            %              %           %
 INSTITUTIONAL SHARES                                      %            %              %           %


(1) Both charts assume reinvestment of dividends and distributions.
(2) Class B Shares were not in existence prior to January 1, 1996. Performance for periods prior to January 1, 1996 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.
(3) Class C Shares were not in existence prior to January 30, 2002. Performance for periods prior to January 30, 2002 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.


As of December 31, 2004, the Fund's 7-day yield for Class A Shares, Class B
Shares, Class C Shares, and Institutional Shares was     %,     %,     %, and
    %, respectively. Without fee waivers and expense reimbursements, the Fund's
yield would have been     %,     %,     %, and     %, respectively for this time
period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

   RISK/RETURN SUMMARY AND FUND EXPENSES  U.S. TREASURY MONEY MARKET FUND


As an investor in the U.S. Treasury Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.
---------------------------------------------

CONTINGENT DEFERRED SALES CHARGE

Some Fund share classes impose a back end sales charge (load) if you sell your shares before a certain period of time has elapsed. This is called a Contingent Deferred Sales Charge.
--------------------------------------------------------------------------------

                               FEES AND EXPENSES


 SHAREHOLDER TRANSACTION EXPENSES       CLASS A   CLASS B   CLASS C   INSTITUTIONAL
 (FEES PAID BY YOU DIRECTLY)(1)         SHARES    SHARES    SHARES       SHARES

 Maximum Sales Charge (load)
 on Purchases                             None      None      None         None
 ----------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (load)     None    5.00%(2)  1.00%(3)       None
 ----------------------------------------------------------------------------------
 Redemption Fee(4)                          0%        0%        0%           0%
 ANNUAL FUND OPERATING EXPENSES         CLASS A   CLASS B   CLASS C   INSTITUTIONAL
 (FEES PAID FROM FUND ASSETS)           SHARES    SHARES    SHARES       SHARES

 Management Fee(5)                       0.40%     0.40%     0.40%        0.40%
 ----------------------------------------------------------------------------------
 Distribution and Service (12b-1)
 Fee(5)                                  0.50%     1.00%     1.00%        0.00%
 ----------------------------------------------------------------------------------
 Other Expenses(5)                           %         %         %            %
 ----------------------------------------------------------------------------------
 Total Fund Operating Expenses(5)            %         %         %            %
 ----------------------------------------------------------------------------------
   Fee Waivers or Expense
   Reimbursements(5)                         %         %         %            %
 ----------------------------------------------------------------------------------
 Net Fund Operating Expenses(5)              %         %         %            %


(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A CDSC on Class B Shares declines over six years starting with year one and ending on the sixth anniversary in year seven from: 5%, 4%, 3%, 3%, 2%, 1%.

(3) The CDSC on Class C Shares is applicable only to redemptions within one year of purchase.

(4) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.


(5) The Fund's Adviser has contractually agreed to limit the management fees
paid by the Fund to     % for the period from February 1, 2005 through January
31, 2006. Additionally, the Fund's Distributor has voluntarily agreed to limit the distribution and service (12b-1) fees for Class A shares of the Fund to 0.25% for the same period. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for each
class are expected to be: Class A Shares,     %, Class B Shares,     %, Class C
Shares,     %, Institutional Shares,     %. These voluntary fee waivers or
expense reimbursement arrangements may be discontinued at any time.


Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:
  - $10,000 investment
  - 5% annual return
  - redemption at the end of each period
  - no changes in the fund's operating expenses
Because this example is hypothetical and for comparison only, your actual costs will be different.

                                EXPENSE EXAMPLE


    U.S. TREASURY MONEY      1       3       5        10
        MARKET FUND         YEAR   YEARS   YEARS    YEARS
 CLASS A SHARES             $      $       $        $
 ---------------------------------------------------------
 CLASS B SHARES
 Assuming Redemption        $      $       $        $
 Assuming No Redemption     $      $       $        $
 ---------------------------------------------------------
 CLASS C SHARES
 Assuming Redemption        $      $       $        $
 Assuming No Redemption     $      $       $        $
 ---------------------------------------------------------
 INSTITUTIONAL SHARES       $      $       $        $

 [ICON]

 ADDITIONAL INVESTMENT STRATEGIES AND RISKS



   MONEY MARKET FUNDS
   PRIME MONEY MARKET FUND -- The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker's acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit.

   The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.

   The Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases, the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

   The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

      - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest ratings categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

      - securities that are issued or guaranteed by a person with such ratings;

      - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees; or

      - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.
   INVESTMENT PRACTICES

   The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks. Following the table is a more complete discussion of risk. You may also consult the SAI for additional details regarding these and other permissible investments.

                             FUND NAME                                FUND CODE
                             ---------                                ---------
    PRIME MONEY MARKET FUND                                               1
    U.S. TREASURY MONEY MARKET FUND                                       2

                             INSTRUMENT                               FUND CODE        RISK TYPE
                             ----------                               ---------        ---------
    ASSET-BACKED SECURITIES: Securities secured by company                1            Pre-payment
    receivables, home equity loans, truck and auto loans,                              Market
    leases, credit card receivables and other securities backed                        Credit
    by other types of receivables or other assets.                                     Interest Rate
                                                                                       Regulatory
                                                                                       Liquidity
                                                                                       Estimated Maturity

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS





                             INSTRUMENT                             FUND CODE     RISK TYPE
                             ----------                             ---------     ---------
    BANK INSTRUMENTS: Unsecured interest bearing deposits with          1         Credit
    banks. Bank instruments include bank accounts, time                           Liquidity
    deposits, certificates of deposit and banker's acceptances.                   Market
    Yankee instruments are denominated in U.S. dollars and                        Interest Rate
    issued by U.S. branches of foreign banks. Eurodollar
    instruments are denominated in U.S. dollars and issued by
    non-U.S. branches of U.S. branches of U.S. or foreign banks.
    For purposes of the Prime Money Market Fund's concentration limitation, bank instruments also include fixed income
    securities credit enhanced by a bank.
    BANKERS' ACCEPTANCES: Bills of exchange or time drafts drawn        1         Credit
    on and accepted by a commercial bank. Maturities are                          Liquidity
    generally six months or less.                                                 Market
                                                                                  Interest Rate
    BONDS: Interest-bearing or discounted government or                 1         Market
    corporate securities that obligate the issuer to pay the                      Credit
    bondholder a specified sum of money, usually at specific                      Interest Rate
    intervals, and to repay the principal amount of the loan at maturity.
    CERTIFICATES OF DEPOSIT: Negotiable instruments with a              1         Market
    stated maturity.                                                              Credit
                                                                                  Liquidity
                                                                                  Interest Rate
    COMMERCIAL PAPER: Secured and unsecured short-term                  1         Credit
    promissory notes issued by corporations and other entities.                   Liquidity
    Maturities generally vary from a few days to nine months.                     Market
                                                                                  Interest Rate
    EXCHANGE-TRADED FUNDS: Exchange-traded funds such as                1         Market
    Standard & Poor's Depository Receipts ("SPDRs") and                           Liquidity
    NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"), represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the price,
    performance and dividend yield of an index, such as the S&P
    500 Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Exchange-traded funds entitle a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. Unit
    investment trusts are registered investment companies.
    Therefore, a Fund's investment in exchange-traded funds is subject to the limitations on investing in investment
    company securities described below.
    FOREIGN SECURITIES: Stocks issued by foreign companies, as          1         Market
    well as commercial paper of foreign issuers and obligations                   Political
    of foreign banks, overseas branches of U.S. banks and                         Liquidity
    supranational entities.                                                       Foreign Investment
    INVESTMENT COMPANY SECURITIES: Shares of investment               1, 2        Market
    companies. Each Fund may invest up to 5% of its total assets in the shares of any one registered investment company, but may not own more than 3% of the securities of any one
    registered investment company or invest more than 10% of its total assets in the securities of other registered
    investment companies. These registered investment companies may include money market funds of BB&T Funds and shares of other registered investment companies for which the Adviser to a Fund or any of their affiliates serves as investment
    adviser, administrator or distributor. The Prime Money
    Market Fund may only invest in shares of other investment
    companies with similar objectives.
    MORTGAGE-BACKED SECURITIES: Debt obligations secured by real        1         Pre-payment
    estate loans and pools of loans. These include                                Market
    collateralized mortgage obligations and real estate mortgage                  Credit
    investment conduits.                                                          Regulatory
                                                                                  Estimated Maturity

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                             INSTRUMENT                             FUND CODE     RISK TYPE
                             ----------                             ---------     ---------
    MUNICIPAL SECURITIES: Securities issued by a state or               1         Market
    political subdivision to obtain funds for various public                      Credit
    purposes. Municipal securities include industrial                             Political
    development bonds and other private activity bonds, as well                   Tax Regulatory
    as general obligation bonds, revenue bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations,
    municipal leases, obligations of municipal housing
    authorities (single family revenue bonds), and obligations issued on behalf of sec. 501(c)(3) organizations.
    There are two general types of municipal bonds:
     General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many
    shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited, to certificates of participation ("COPs"); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community
    facilities district issues which are secured by specific
    real estate parcels; hospital revenue; and industrial
    development bonds that are secured by a private company.
    REPURCHASE AGREEMENTS: The purchase of a security and the         1, 2        Market
    simultaneous commitment to return the security to the seller                  Credit
    at an agreed upon price on an agreed upon date. This is
    treated as a loan.
    RESTRICTED SECURITIES: Securities not registered under the          1         Liquidity
    Securities Act of 1933, such as privately placed commercial                   Market
    paper and Rule 144A securities.
    SECURITIES LENDING: The lending of up to 33 1/3% of the           1, 2        Market
    Fund's total assets. In return the Fund will receive cash,                    Leverage
    other securities, and/or letters of credit.                                   Liquidity
                                                                                  Credit
    SHORT-TERM OBLIGATIONS: High quality U.S. dollar-denominated      1, 2        Market
    debt securities that have remaining maturities of one year                    Credit
    or less. These securities may include U.S. government
    obligations, domestic and foreign commercial paper
    (including variable-amount master demand notes), bankers'
    acceptances, certificates of deposit and demand and time
    deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements. These investments are limited to those obligations which, at the time of
    purchase, (i) possess one of the two highest short-term
    ratings from at least two NRSRO (for example, commercial
    paper rated "A-1" or "A-2" by S&P and "P-1" or "P-2" by
    Moody's), or (ii) do not possess a rating (i.e., are
    unrated) but are determined by the Adviser or Sub-Adviser to be of comparable quality.
    STAND-BY COMMITMENTS: The Funds may acquire "stand-by               1         Market
    commitments" with respect to Municipal Securities held in
    its portfolio. The Fund will acquire stand-by commitments
    solely to facilitate portfolio liquidity.
    TIME DEPOSITS: Non-negotiable receipts issued by a bank in        1, 2        Liquidity
    exchange for the deposit of funds.                                            Credit
                                                                                  Market
    U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by             1         Interest Rate
    agencies and instrumentalities of the U.S. government. These                  Credit
    include Ginnie Mae, Fannie Mae, and Freddie Mac.                              U.S. Gov't Agency
    U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately        1, 2        Interest Rate
    traded registered interest and principal securities, and
    coupons under bank entry safekeeping.
    VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand notes       1, 2        Credit
    that permit the indebtedness to vary and provide for                          Liquidity
    periodic adjustments in the interest rate according to the                    Interest Rate
    terms of the instrument. Because master demand notes are
    direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in these notes, the Fund may demand payment of
    principal and accrued interest at specified intervals.
    VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with            1         Credit
    interest rates which are reset daily, weekly, quarterly or                    Liquidity
    some other period and which may be payable to the Fund on                     Market
    demand.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS



                             INSTRUMENT                             FUND CODE     RISK TYPE
                             ----------                             ---------     ---------
    WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase or         1         Market
    contract to purchase securities at a fixed price for                          Leverage
    delivery at a future date. Under normal market conditions,                    Liquidity
    when-issued purchases and forward commitments will not                        Credit
    exceed 25% of the value of a Fund's total assets.
    YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar              1         Market
    denominated bonds issued by foreign corporations or                           Credit
    governments. Sovereign bonds are those issued by the                          Interest Rate
    government of a foreign country. Supranational bonds are
    those issued by supranational entities, such as the World
    Bank and European Investment Bank. Canadian bonds are those issued by Canadian provinces.
    ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt that pay       1, 2        Credit
    no interest, but are issued at a discount from their value                    Market
    at maturity. When held to maturity, their entire return                       Interest Rate
    equals the difference between their issue price and their
    maturity value.


   INVESTMENT RISKS

   Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

   CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

   ESTIMATED MATURITY RISK. The risk that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

   FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

   INVESTMENT RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

   LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

       HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.

       SPECULATIVE. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

   ADDITIONAL INVESTMENT STRATEGIES AND RISKS


   LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

   MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

   MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

   POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

   PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay -- higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income -- and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

   REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

   TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

   U.S. GOVERNMENT AGENCY SECURITIES RISK. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae, Ginnie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

 [ICON]

 FUND MANAGEMENT



   THE INVESTMENT ADVISER

   BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Funds. BB&T Asset Management is a wholly-owned subsidiary of BB&T Corporation ("BB&T"). BB&T is the oldest bank in North Carolina and is the principal bank affiliate of BB&T Corporation, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2004, BB&T Corporation had assets of
   approximately $     billion. Through its subsidiaries, BB&T operates over
   1,350 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.



   In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, insurance and travel services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. While BB&T Asset Management has not provided investment advisory services to registered investment companies other than the BB&T Funds, it has experience in managing collective investment funds with investment portfolios and objectives comparable to those of the BB&T Funds. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages assets of more than $ billion.



   The Advisor may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. The Funds and the Advisor are seeking exemptive relief from the Securities and Exchange Commission (SEC) to permit the Advisor, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Advisor has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Advisor obtains this exemptive order from the SEC, the Advisor will have the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Advisor.


   Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

   For these advisory services, the Funds paid as follows during their fiscal year ended:


                                                                          PERCENTAGE OF
                                                                       AVERAGE NET ASSETS
                                                                       FOR THE FISCAL YEAR
                                                                         ENDED 09/30/04
                                                                       -------------------
    Prime Money Market Fund.....................................                 %
    U.S. Treasury Money Market Fund.............................                 %


   THE INVESTMENT SUB-ADVISER

   PRIME MONEY MARKET FUND. Federated Investment Management Company ("Federated IMC") serves as the Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.

   Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

   Federated IMC and other subsidiaries of Federated Investors, Inc. advise
   approximately      mutual funds and separate accounts, which totaled
   approximately $     billion in assets as of December 31, 2004. Federated was
   established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,600 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

 [ICON]

 FUND MANAGEMENT

   THE DISTRIBUTOR AND ADMINISTRATOR


   BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BISYS Fund Services, L.P. (the "Sub-Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as each Fund's sub-administrator.


   BISYS Fund Services, L.P. (the "Distributor"), also serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

   The SAI has more detailed information about the Adviser and other service providers.

 [ICON]

 SHAREHOLDER INFORMATION

   CHOOSING A SHARE CLASS
   Class A Shares, Class B Shares, Class C Shares, and Institutional Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments. Your financial representative can help you decide which share class is best for you.

   CLASS A SHARES

   - No sales charges.

   - Distribution and service fees of 0.50% of average daily net assets.

   - Offered By:
     Prime Money Market Fund
     U.S. Treasury Money Market Fund

   CLASS B SHARES

   - No front-end sales charge; all your money goes to work for you right away.

   - Distribution and service (12b-1) fees of 1.00% of average daily net assets.

   - A deferred sales charge, as described on page 27.

   - Automatic conversion to Class A Shares after eight years, thus reducing future annual expenses.

   - Maximum investment for all Class B purchases: $250,000.

   - Offered By:
     Prime Money Market Fund
     U.S. Treasury Money Market Fund

   NOTE: Shareholders obtaining Class B Shares of a Money Market Fund upon an exchange of Class B Shares of any other Fund, will be requested to participate in the Auto Exchange Program in such a way that their Class B Shares have been withdrawn from the Money Market Fund within two years of purchase.

   CLASS C SHARES

   - No front-end sales charge; all your money goes to work for you right away.

   - Distribution and service (12b-1) fees of 1.00% of average daily net assets.

   - A deferred sales charge, as described on page 27.

   - Maximum investment for all Class C purchases:
     None

   - Offered by:
     Prime Money Market Fund
     U.S. Treasury Money Market Fund

   INSTITUTIONAL SHARES

   - No sales charges.

   - No distribution and service (12b-1) fees.

   - Available only to Branch Banking and Trust Company and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity.

   - Offered By:
     Prime Money Market Fund
     U.S. Treasury Money Market Fund

   For actual past expenses of each share class, see the fund-by-fund information earlier in this prospectus.

   Because 12b-1 fees are paid on an ongoing basis, Class B and Class C shareholders could end up paying more expenses over the long term than if they had paid a sales charge.

   Generally, expenses applicable to a Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-1) fees, are borne solely by that share class.

   SHAREHOLDER INFORMATION


PRICING OF FUND SHARES

----------------------------------------------
HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                     NAV =
                        Total Assets - Total Liabilities
                        -------------------------------
                                Number of Shares
                                  Outstanding
NAV is calculated separately for each class of shares.

----------------------------------------------


MONEY MARKET FUNDS

The per share net asset value ("NAV") of the Prime Money Market and U.S. Treasury Money Market Funds will be determined at 12:00 p.m. Eastern Time, 3:00 p.m. Eastern Time, and at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the Exchange is open.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.

Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

   SHAREHOLDER INFORMATION


PURCHASING AND ADDING TO YOUR SHARES

You may purchase Shares of the Funds through the Distributor or through banks, brokers and other investment representatives or institutions, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative or institution, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for purchase and sale requests. Institutional Shares may be purchased only through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust company or one of its affiliates or other financial service providers approved by the Distributor. The parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information.


                                     MINIMUM INITIAL       MINIMUM
 ACCOUNT TYPE                             INVESTMENT    SUBSEQUENT
 Class A, Class B, or Class C
 -----------------------------------------------------------------
 Regular                                      $1,000            $0
 -----------------------------------------------------------------
 Automatic Investment Plan                       $25           $25
 -----------------------------------------------------------------

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders and credit card convenience checks are not accepted.

A Fund may waive its minimum purchase requirement. The Distributor may reject a purchase order if it considers it in the best interest of the Fund and its shareholders.

--------------------------------------------------------------------------------

AVOID TAX WITHHOLDING


Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.


--------------------------------------------------------------------------------

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED
   INSTRUCTIONS FOR OPENING OR ADDING TO AN ACCOUNT -- CLASS A, CLASS B, AND CLASS C SHARES ONLY

   BY REGULAR MAIL

   If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Funds and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

   Initial Investment:

   1. Carefully read and complete the application. Establishing your account privileges now saves you the inconvenience of having to add them later.
   2. Make check, bank draft or money order payable to "BB&T Funds."
   3. Mail to: BB&T Funds
     P.O. Box 182533, Columbus, OH 43218-2533

   Subsequent:

   1. Use the investment slip attached to your account statement. Or, if unavailable,
   2. Include the following information on a piece of paper:
      - BB&T Funds/Fund name
      - Share class
      - Amount invested
      - Account name
      - Account number
      Include your account number on your check.
   3. Mail to: BB&T Funds
     P.O. Box 182533, Columbus, OH 43218-2533

   BY OVERNIGHT SERVICE

   See instructions 1-2 above for subsequent investments.
   4. Send to: BB&T Funds
     c/o BISYS Fund Services
     Attn: T.A. Operations
     3435 Stelzer Road, Columbus, OH 43219.

   ELECTRONIC PURCHASES

   Your bank must participate in the Automated Clearing House (ACH) and must be a U. S. Bank. Your bank or broker may charge for this service.

   Establish electronic purchase option on your account application or call 1-800-228-1872. Your account can generally be set up for electronic purchases within 15 days.

   Call 1-800-228-1872 to arrange a transfer from your bank account.

ELECTRONIC VS. WIRE TRANSFER

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.
--------------------------------------------------------------------------------


                                                           QUESTIONS?
                                                   Call 800-228-1872 or your
                                                   investment representative.
 22

   SHAREHOLDER INFORMATION


   PURCHASING AND ADDING TO YOUR SHARES
   CONTINUED

   BY WIRE TRANSFER

   Note: Your bank may charge a wire transfer fee.
   For initial investment:

   Fax the completed application, along with a request for a confirmation number to 1-800-228-1872. Follow the instructions below after receiving your confirmation number.

   For initial and subsequent investments:

   Instruct your bank to wire transfer your investment to:

    Huntington National Bank
    Routing Number: ABA #044 000 024
    A/C 01899607383
    BB&T Funds

   Include:

    Your name and account number
    Your confirmation number

   AFTER INSTRUCTING YOUR BANK TO WIRE THE FUNDS, CALL 1-800-228-1872 TO ADVISE US OF THE AMOUNT BEING TRANSFERRED AND THE NAME OF YOUR BANK
   -------------------------------------

   YOU CAN ADD TO YOUR ACCOUNT BY USING
   THE CONVENIENT OPTIONS DESCRIBED
   BELOW. THE FUND RESERVES THE RIGHT TO
   CHANGE OR ELIMINATE THESE PRIVILEGES
   AT ANY TIME WITH 60 DAYS NOTICE.

   -------------------------------------
   AUTOMATIC INVESTMENT PLAN -- CLASS A,
   CLASS B AND CLASS C SHARES ONLY
   You can make automatic investments in
   the Funds from your bank account,
   through payroll deduction or from
   your federal employment, Social
   Security or other regular government
   checks. Automatic investments can be
   as little as $25, once you've
   invested the $25 minimum required to
   open the account.

   To invest regularly from your bank
   account:

     - Complete the Automatic Investment
       Plan portion on your Account
       Application or the supplemental
       sign-up form
     - Make sure you note:
       - Your bank name, address and
         account number
       - The amount you wish to invest
         automatically (minimum $25)
       - How often you want to invest (every month, 4 times a year, twice a year or once a year)
     - Attach a voided personal check.

   Call 1-800-228-1872 for an enrollment form or consult the SAI for additional information.

   The Funds' transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the transfer agent each reserve the right to close your account or to take such other action as they deem reasonable or required by law.

   -----------------------------------------------------------------------------

   DIVIDENDS AND DISTRIBUTIONS

   All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Dividends are higher for Institutional Shares than for Class A Shares, Class B Shares, and Class C Shares because Institutional Shares have lower distribution expenses. Similarly, dividends are higher for Class A Shares than for Class B Shares and Class C Shares. Income dividends for the Money Market Funds are declared daily and paid monthly. Capital gains, if any, are distributed at least annually.

   Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

   -----------------------------------------------------------------------------


   DIRECTED DIVIDEND OPTION
   By selecting the appropriate box in the Account Application, you can elect to receive your distributions in cash (check) or have distributions (capital gains and dividends) reinvested in another BB&T Fund without a sales charge. You must maintain the minimum balance in each Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time.

   SHAREHOLDER INFORMATION




SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares" below.


   WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

   As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

   CONTINGENT DEFERRED SALES CHARGE

   When you sell Class B or Class C Shares, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the section on "Distribution Arrangements/Sales Charges" below for details.



   INSTRUCTIONS FOR SELLING SHARES

   If selling your shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

   BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

     1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below)

   BY MAIL

     1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:
        - your Fund and account number
        - amount you wish to redeem
        - address where your check should be sent
        - account owner signature

     2. Mail to: BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533.

   BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" BELOW)

     1. See instruction 1 above.
     2. Send to: BB&T Funds, Attn: T.A. Operations, 34335 Stelzer Road, Columbus, OH 43219.

   SHAREHOLDER INFORMATION


   SELLING YOUR SHARES
   CONTINUED

   WIRE TRANSFER

   You must indicate this option on your application.
   The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

   Call 1-800-228-1872 to request a wire transfer.

   If you call by 4 p.m. Eastern time, your payment will normally be wired to your bank on the next business day.

   ELECTRONIC REDEMPTIONS

   Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

   Your bank may charge for this service.

   Call 1-800-228-1872 to request an electronic redemption.

   If you call by 4 p.m. Eastern time, the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

   AUTO WITHDRAWAL PLAN -- CLASS A, CLASS B, AND CLASS C SHARES ONLY

   You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $25. To activate this feature:

     - Complete the supplemental sign-up form which you may obtain by calling 1-800-228-1872.

     - Include a voided personal check.

     - Your account must have a value of $5,000 or more to start withdrawals.

     - If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

   REDEMPTION BY CHECK WRITING -- CLASS A, CLASS B, AND CLASS C SHARES ONLY

   You may write checks in amounts of $100 or more on your account in the Prime Money Market Fund or U.S. Treasury Money Market Fund. To obtain checks, complete the signature card section of the account application or contact the Fund to obtain a signature card. Dividends and distributions will continue to be paid up to the day the check is presented for payment. The check writing feature may be modified or terminated upon 30-days' written notice. You must maintain the minimum required account balance in the Fund of $1,000 and you may not close your Fund account by writing a check.

   SHAREHOLDER INFORMATION




   GENERAL POLICIES ON SELLING SHARES
   REDEMPTIONS IN WRITING REQUIRED

   You must request a redemption in writing if:

     - Redemption from an Individual Retirement Account ("IRA").

   You must request redemption in writing and obtain a signature guarantee if:

     - The check is not being mailed to the address on your account; or

     - The check is not being made payable to the owner(s) of the account; or

     - Your account address has changed within the last ten business days; or

     - The redemption proceeds are being transferred to another Fund account with different registration; or

     - The redemption proceeds are being wired to bank instructions currently not on your account.

   A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

   VERIFYING TELEPHONE REDEMPTIONS

   The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

   REDEMPTIONS WITHIN 15 DAYS OF INITIAL INVESTMENT
   When you have made your initial investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared. You can avoid this delay by purchasing shares with a certified check.

   REFUSAL OF REDEMPTION REQUEST
   Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

   SHAREHOLDER INFORMATION


   GENERAL POLICIES ON SELLING SHARES
   CONTINUED

   REDEMPTION IN KIND
   Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

   CLOSING OF SMALL ACCOUNTS
   If your account falls below $1,000, the Fund may ask you to increase your balance. If it is still below $1,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

   UNDELIVERABLE REDEMPTION CHECKS
   For any shareholder who chooses to receive distributions in cash:

   If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.

   SHAREHOLDER INFORMATION




   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CALCULATION OF SALES CHARGES
   CLASS A SHARES

   Class A Shares are sold at their public offering price. This price equals NAV. There is no sales charge on Class A Shares of the Money Market Funds.

   CLASS B SHARES
   Class B Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class B Shares of the Fund before the sixth anniversary, you will have to pay a contingent deferred sales charge ("CDSC") at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption according to the schedule below. There is no CDSC on reinvested dividends or distributions.


    YEARS            CDSC AS A % OF
    SINCE             DOLLAR AMOUNT
  PURCHASE          SUBJECT TO CHARGE
     0-1                  5.00%
     1-2                  4.00%
     2-3                  3.00%
     3-4                  3.00%
     4-5                  2.00%
     5-6                  1.00%
 more than 6              None

   If you sell some but not all of your Class B Shares, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).



   CONVERSION FEATURE -- CLASS B SHARES
    - Class B Shares automatically convert to Class A Shares of the same Fund after eight years from the end of the month of purchase.
    - After conversion, your shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class B Shares.
    - You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.
    - If you purchased Class B Shares of one Fund which you exchanged for Class B Shares of another Fund, your holding period will be calculated from the time of your original purchase of Class B Shares.
    - The dollar value of Class A Shares you receive will equal the dollar value of the Class B Shares converted.

   CLASS C SHARES
   Class C Shares are offered at NAV, without any up-front sales charge. Therefore, all the money you invest is used to purchase Fund shares. However, if you sell your Class C Shares of the Fund before the first anniversary, you will have to pay a 1% contingent deferred sales charge at the time of redemption. The CDSC will be based upon the lower of the NAV at the time of purchase or the NAV at the time of redemption. In any sale, certain shares not subject to the CDSC (i.e., shares purchased with reinvested dividends or distributions) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).

   SHAREHOLDER INFORMATION


   DISTRIBUTION ARRANGEMENTS/SALES CHARGES
   CONTINUED

   CLASS B AND CLASS C SHARES

   The CDSC will be waived under certain circumstances, including the following:

    - Minimum required distributions from an IRA or other qualifying retirement plan to a shareholder who has attained age 70 1/2.

    - Redemptions from accounts following the death or disability of the shareholder.

    - Investors who purchased through a participant directed defined benefit plan.

    - Returns of excess contributions to retirement plans.

    - Distributions of less than 12% of the annual account value under an Auto Withdrawal Plan.

    - Shares issued in a plan of reorganization sponsored by the Adviser, or shares redeemed involuntarily in a similar situation.

    - Investors who purchased through the Cash Sweep Program and BB&T Treasury Services Division.

   DISTRIBUTION AND SERVICE (12b-1) FEES
   12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will increase the cost of your investment.

    - The 12b-1 and shareholder servicing fees vary by share class as follows:

      - Class A Shares pay a 12b-1 fee of up to 0.50% of the average daily net assets of a Fund.

      - Class B Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class B Shares to be higher and dividends to be lower than for Class A Shares.

      - Class C Shares pay a 12b-1 fee of up to 1.00% of the average daily net assets of the applicable Fund. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

    - The higher 12b-1 fee on Class B and Class C Shares, together with the CDSC, help the Distributor sell Class B and Class C Shares without an "up-front" sales charge. In particular, these fees help to defray the Distributor's costs of advancing brokerage commissions to investment representatives.

    - The Distributor may use up to 0.25% of the 12b-1 fee for shareholder servicing and up to 0.75% for distribution.

   Over time shareholders will pay more than the equivalent of the maximum permitted front-end sales charge because 12b-1 distribution and service fees are paid out of the Fund's assets on an on-going basis.

   DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

   The Administrator and/or its affiliates may pay out of their own assets compensation to broker-dealers and other persons for the sale and distribution of the Shares and/or for the servicing of the Shares. These additional cash incentives, sometimes referred to as "revenue sharing arrangements" are payments over and above the sales charges (including Rule 12b-1 fees) and service fees paid by the Funds, which are disclosed elsewhere in this prospectus. These additional cash payments made by the Administrator may be made to supplement commissions reallowed to dealers, and may take the form of (1) due diligence payments for a broker-dealer's examination of the Funds and payments for employee training and education relating to the Funds;
   (2) listing fees for the placement of the Funds on a broker-dealer's list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of Shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

   SHAREHOLDER INFORMATION


EXCHANGING YOUR SHARES
You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes" below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Class A Shares, Class B Shares, and Class C Shares may also be exchanged for Institutional Shares of the same Fund if you become eligible to purchase Institutional Shares. Additionally, Institutional Shares may also be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Institutional Shares. Institutional Shares may not be exchanged for Class B Shares or Class C Shares, and Class A Shares may not be exchanged for Class B Shares or Class C Shares. Class C Shares may not be exchanged for Class B Shares. No transaction fees are currently charged for exchanges. However, the exchange of Institutional Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived.
AUTO EXCHANGE PLAN -- CLASS B SHARES ONLY
You can use the Funds' Auto Exchange Plan to purchase Class B Shares of the Funds at regular intervals through regular, automatic redemptions from your BB&T Fund account. To participate in the Automatic Exchange:
 - Complete the appropriate section of the Account Application.
 - Keep a minimum of $10,000 in your BB&T Funds account and $1,000 in the Fund whose shares you are buying.
Shareholders investing in Class B Shares of the Money Market Funds, as opposed to Shareholders obtaining Class B Shares of the Money Market Funds upon exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange Plan and set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares will be withdrawn from the U.S. Treasury Money Market Fund or Prime Money Market Fund within 2 years of purchase.
To change the Auto Exchange Plan instructions or to discontinue the feature, you must send a written request to BB&T Funds, P.O. Box 182533, Columbus, Ohio 43218-2533.


INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 182533, Columbus OH 43218-2533, or by calling 1-800-228-1872. Please provide the following information:

 - Your name and telephone number

 - The exact name on your account and account number

 - Taxpayer identification number (usually your Social Security number)

 - Dollar value or number of shares to be exchanged

 - The name of the Fund from which the exchange is to be made.

 - The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.


MARKET TIMING



Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Funds due to market timing strategies, we have adopted certain policies and procedures. To deter market timing, the Funds impose redemption fees on shares sold within thirty days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the money market funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder Information - Redemption Fees."



We also reserve the right to close any account in which we have identified a pattern of excessive or abusive trading.



We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems. In addition, although we will attempt to assess the redemption fee on all applicable redemptions, we cannot guarantee that we will succeed in doing so. For example, certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. These types of accounts generally include multiple investors and typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and to identify market timing activity.



We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of fund shareholders, or to comply with state or Federal legal requirements.

   SHAREHOLDER INFORMATION




   NOTES ON EXCHANGES
  - When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

 - The registration and tax identification numbers of the two accounts must be identical.

 - The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

 - Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.
   DIVIDENDS, DISTRIBUTIONS AND TAXES

   Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.


   Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. Additionally, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rate applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, through December 31, 2008. Distributions are taxable whether you received them in cash or in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Please see the SAI for more information on the impact of the American Jobs Creation Act of 2004 on the tax treatment of distributions from a fund that are attributable to gain from "US real property interests."

   BB&T Funds will send you a statement each year showing the tax status of all your distributions.

   - For each Fund, the dividends that you receive are considered ordinary income for tax purposes.

   - Generally, the Funds' advisers do not consider taxes when deciding to buy or sell securities.

   - Distributions of dividends (or capital gains, if any) may be subject to state and local income taxes as well.

   - Foreign governments may withhold taxes on dividends and interest paid, while imposing taxes on other payments or gains, with respect to foreign securities.


   SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS


   Under current law, dividends (other than capital gain dividends) paid by each Fund to a person who is not a "U.S. person" within the meaning of the Code (a "foreign person") are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Under the American Jobs Creation Act of 2004 signed by President Bush on October 22, 2004, effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, the Funds will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Funds properly designate nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. This provision will first apply to the Funds in their taxable years beginning October 1, 2005.


   The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax.)

   MORE INFORMATION ABOUT TAXES IS IN OUR SAI.

   SHAREHOLDER INFORMATION





   ADDITIONAL INFORMATION ABOUT THE FUNDS


   FAIR VALUE PRICING POLICIES



   A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Funds' Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.



   A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee. The U.S. Treasury Money Market Fund does not invest in foreign securities. The Prime Money Market Fund's foreign investments are generally limited to U.S. dollar denominated debt securities issued by foreign branches or subsidiaries of U.S. banks. Thus, the situations in which the Fund will be required to fair value price due to a significant event are limited.



   DISCLOSURE OF PORTFOLIO HOLDINGS



   Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.



   INVESTMENT IN EXCHANGE-TRADED FUNDS



   The Prime Money Market Fund may invest in index-based exchange-traded funds, such as iShares Trust and iShares, Inc. ("iShares").



   iShares is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a market index. Thus, investment in iShares offers, among other things, an efficient means to achieve diversification in a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Fund will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See "Additional Investment Strategies and Risks" for information regarding the risks associated with investment in an exchange-traded fund.



   Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Fund may invest in iShares in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

 [ICON]

 OTHER INFORMATION ABOUT THE FUNDS

   FINANCIAL HIGHLIGHTS
   The financial highlights table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP. This report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                         INVESTMENT ACTIVITIES                            DIVIDENDS
                                               ------------------------------------------   -------------------------------------
                                   NET ASSET      NET        NET REALIZED/
                                    VALUE,     INVESTMENT   UNREALIZED GAINS   TOTAL FROM      NET
                                   BEGINNING     INCOME       (LOSSES) ON      INVESTMENT   INVESTMENT   NET REALIZED     TOTAL
                                   OF PERIOD     (LOSS)       INVESTMENTS      ACTIVITIES     INCOME        GAINS       DIVIDENDS
                                   ---------   ----------   ----------------   ----------   ----------   ------------   ---------
CLASS A SHARES
PRIME MONEY MARKET FUND
  Year Ended September 30,
    2003.........................   $ 1.00           --(a)           --              --(a)        --(a)         --           --(a)
  Year Ended September 30,
    2002.........................   $ 1.00         0.01              --(a)         0.01        (0.01)           --        (0.01)
  Year Ended September 30,
    2001.........................   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)
  Year Ended September 30,
    2000.........................   $ 1.00         0.05              --            0.05        (0.05)           --        (0.05)
  Year Ended September 30,
    1999.........................   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)

U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30,
    2003.........................   $ 1.00           --(a)           --              --(a)        --(a)         --           --(a)
  Year Ended September 30,
    2002.........................   $ 1.00         0.01              --            0.01        (0.01)           --        (0.01)
  Year Ended September 30,
    2001.........................   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)
  Year Ended September 30,
    2000.........................   $ 1.00         0.05              --            0.05        (0.05)           --        (0.05)
  Year Ended September 30,
    1999.........................   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)

CLASS B SHARES
PRIME MONEY MARKET FUND
  Year Ended September 30,
    2003.........................   $ 1.00           --(a)           --              --(a)        --(a)         --           --(a)
  Year Ended September 30,
    2002.........................   $ 1.00         0.01              --(a)         0.01        (0.01)           --        (0.01)
  Year Ended September 30,
    2001.........................   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)
  Year Ended September 30,
    2000.........................   $ 1.00         0.05              --            0.05        (0.05)           --        (0.05)
  Year Ended September 30,
    1999.........................   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)

U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30,
    2003.........................   $ 1.00           --(a)           --              --(a)        --(a)         --           --(a)
  Year Ended September 30,
    2002.........................   $ 1.00         0.01              --            0.01        (0.01)           --        (0.01)
  Year Ended September 30,
    2001.........................   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)
  Year Ended September 30,
    2000.........................   $ 1.00         0.04              --            0.04        (0.04)           --        (0.04)
  Year Ended September 30,
    1999.........................   $ 1.00         0.03              --            0.03        (0.03)           --        (0.03)

------------

 * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.

 ** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a) Amount is less than $0.005.

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                            ----------------------------------------------------------
                                                                                          RATIO OF NET
                               NET ASSET    TOTAL RETURN    NET ASSETS,     RATIO OF       INVESTMENT       RATIO OF
                                VALUE,       (EXCLUDES        END OF       EXPENSES TO    INCOME (LOSS)    EXPENSES TO
                                END OF         SALES          PERIOD       AVERAGE NET     TO AVERAGE      AVERAGE NET
                                PERIOD        CHARGE)          (000)         ASSETS        NET ASSETS        ASSETS*
                               ---------    ------------    -----------    -----------    -------------    -----------
                                 $1.00           0.48%       $459,375         0.98%            0.47%          1.19%
                                 $1.00           1.21%       $416,782         1.05%            1.20%          1.23%
                                 $1.00           4.42%       $396,119         1.01%            4.22%          1.24%
                                 $1.00           5.35%       $277,219         1.00%            5.68%          1.25%
                                 $1.00           4.42%       $  5,395         0.80%            4.34%          1.39%

                                 $1.00           0.30%       $135,059         0.99%            0.32%          1.20%
                                 $1.00           1.01%       $197,830         1.05%            1.01%          1.24%
                                 $1.00           4.20%       $208,914         1.03%            4.08%          1.23%
                                 $1.00           4.98%       $170,380         1.00%            5.11%          1.23%
                                 $1.00           4.08%       $ 42,241         0.84%            4.00%          1.23%

                                 $1.00           0.15%       $  2,543         1.32%            0.16%          1.69%
                                 $1.00           0.60%       $  2,730         1.67%            0.70%          1.77%
                                 $1.00           3.80%       $ 84,446         1.61%            3.58%          1.74%
                                 $1.00           4.65%       $ 41,644         1.63%            4.76%          1.80%
                                 $1.00           3.64%       $  9,391         1.56%            3.58%          1.89%

                                 $1.00           0.16%       $  1,126         1.12%            0.15%          1.70%
                                 $1.00           0.39%       $  1,121         1.69%            0.48%          1.77%
                                 $1.00           3.56%       $ 18,449         1.63%            3.36%          1.73%
                                 $1.00           4.28%       $ 10,425         1.63%            4.43%          1.73%
                                 $1.00           3.31%       $  2,264         1.59%            3.25%          1.73%

   OTHER INFORMATION ABOUT THE FUNDS


   FINANCIAL HIGHLIGHTS
   CONTINUED

                                                         INVESTMENT ACTIVITIES                            DIVIDENDS
                                               ------------------------------------------   -------------------------------------
                                   NET ASSET      NET        NET REALIZED/
                                    VALUE,     INVESTMENT   UNREALIZED GAINS   TOTAL FROM      NET
                                   BEGINNING     INCOME       (LOSSES) ON      INVESTMENT   INVESTMENT   NET REALIZED     TOTAL
                                   OF PERIOD     (LOSS)       INVESTMENTS      ACTIVITIES     INCOME        GAINS       DIVIDENDS
                                   ---------   ----------   ----------------   ----------   ----------   ------------   ---------
CLASS C SHARES
PRIME MONEY MARKET FUND
  Year Ended September 30,
    2003.........................    $1.00          --(b)            --(b)          --(b)         --(b)         --           --(b)
  January 30, 2002 to September
    30, 2002 (a).................    $1.00        0.01               --(b)        0.01         (0.01)           --        (0.01)

U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30,
    2003.........................    $1.00          --(b)            --(b)          --(b)         --(b)         --           --(b)
  January 30, 2002 to September
    30, 2002 (a).................    $1.00          --(b)            --             --            --(b)         --           --

INSTITUTIONAL SHARES
PRIME MONEY MARKET FUND
  Year Ended September 30,
    2003.........................    $1.00        0.01               --           0.01         (0.01)           --        (0.01)
  Year Ended September 30,
    2002.........................    $1.00        0.02               --(b)        0.02         (0.02)           --        (0.02)
  Year Ended September 30,
    2001.........................    $1.00        0.05               --           0.05         (0.05)           --        (0.05)
  Year Ended September 30,
    2000.........................    $1.00        0.06               --           0.06         (0.06)           --        (0.06)
  Year Ended September 30,
    1999.........................    $1.00        0.05               --           0.05         (0.05)           --        (0.05)

U.S. TREASURY MONEY MARKET FUND
  Year Ended September 30,
    2003.........................    $1.00        0.01               --           0.01         (0.01)           --        (0.01)
  Year Ended September 30,
    2002.........................    $1.00        0.02               --           0.02         (0.02)           --        (0.02)
  Year Ended September 30,
    2001.........................    $1.00        0.05               --           0.05         (0.05)           --        (0.05)
  Year Ended September 30,
    2000.........................    $1.00        0.05               --           0.05         (0.05)           --        (0.05)
  Year Ended September 30,
    1999.........................    $1.00        0.04               --           0.04         (0.04)           --        (0.04)

------------

 * During the period certain fees were voluntarily reduced. If such voluntary reductions had not occurred, the ratios would have been as indicated.

 ** Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a) Period from commencement of operations.

(b) Amount is less than $0.005.

(c) Not Annualized.

(d) Annualized.

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                            ----------------------------------------------------------
                                                                                          RATIO OF NET
                               NET ASSET    TOTAL RETURN    NET ASSETS,     RATIO OF       INVESTMENT       RATIO OF
                                VALUE,       (EXCLUDES        END OF       EXPENSES TO    INCOME (LOSS)    EXPENSES TO
                                END OF         SALES          PERIOD       AVERAGE NET     TO AVERAGE      AVERAGE NET
                                PERIOD        CHARGE)          (000)         ASSETS        NET ASSETS        ASSETS*
                               ---------    ------------    -----------    -----------    -------------    -----------
                                 $1.00           0.15%       $    555         1.30%            0.14%          1.69%
                                 $1.00           0.28%(c)    $    314         1.60%(d)         0.40%(d)       1.65%(d)

                                 $1.00           0.16%       $      8         1.12%            0.17%          1.70%
                                 $1.00           0.18%(c)    $     10         1.60%(d)         0.27%(d)       1.64%(d)

                                 $1.00           0.87%       $667,534         0.60%            0.86%          0.69%
                                 $1.00           1.61%       $532,465         0.64%            1.54%          0.71%
                                 $1.00           4.84%       $265,472         0.61%            4.34%          0.75%
                                 $1.00           5.70%       $ 78,331         0.63%            5.62%          0.80%
                                 $1.00           4.69%       $ 56,492         0.54%            4.57%          0.88%

                                 $1.00           0.67%       $833,022         0.61%            0.67%          0.70%
                                 $1.00           1.40%       $915,013         0.65%            1.35%          0.72%
                                 $1.00           4.59%       $494,773         0.63%            4.46%          0.73%
                                 $1.00           5.33%       $395,617         0.63%            5.24%          0.73%
                                 $1.00           4.34%       $282,585         0.59%            4.26%          0.73%

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For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

   You can get free copies of Reports and the SAI, prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:

                                   BB&T Funds
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                           Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com

You can review the Fund's reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

   - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

   - Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-6719.


MMKT 02/05

                                   BB&T FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                FEBRUARY 1, 2005

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Class A Shares, Class B Shares, and Class C Shares Prospectus and Institutional Shares Prospectus of the BB&T Large Company Value Fund, the BB&T Large Company Growth Fund, the BB&T Mid Cap Value Fund, the BB&T Mid Cap Growth Fund, the BB&T Small Company Value Fund, the BB&T Small Company Growth Fund, the BB&T International Equity Fund, the BB&T Special Opportunities Equity Fund, the BB&T Equity Income Fund, the BB&T Short U.S. Government Fund, the BB&T Intermediate U.S. Government Fund, the BB&T Intermediate Corporate Bond Fund, the BB&T Kentucky Intermediate Tax-Free Fund, the BB&T Maryland Intermediate Tax-Free Fund, the BB&T North Carolina Intermediate Tax-Free Fund, the BB&T South Carolina Intermediate Tax-Free Fund, the BB&T Virginia Intermediate Tax-Free Fund, the BB&T West Virginia Intermediate Tax-Free Fund, the BB&T Prime Money Market Fund, the BB&T U.S. Treasury Money Market Fund, the BB&T Capital Manager Conservative Growth Fund, the BB&T Capital Manager Moderate Growth Fund, the BB&T Capital Manager Growth Fund, and the BB&T Capital Manager Equity Fund which are dated February 1, 2005, the Prospectus of the BB&T U.S. Treasury Money Market Fund and the BB&T Prime Money Market Fund, which is dated February 1, 2005, the Prospectus of the BB&T U.S. Treasury Money Market Fund (Class A Shares) which is dated February 1, 2005, and the Prospectus of the BB&T Prime Money Market Fund (Class A Shares) which is dated February 1, 2005. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. Copies of the Prospectuses may be obtained by writing BB&T Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free (800) 228-1872.

                                TABLE OF CONTENTS

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BB&T FUNDS.................................................................................................................
INVESTMENT OBJECTIVES AND POLICIES.........................................................................................
      Additional Information on Portfolio Instruments......................................................................
      Investment Restrictions..............................................................................................
      Portfolio Turnover...................................................................................................
VALUATION..................................................................................................................
      Valuation of the Money Market Funds..................................................................................
      Valuation of the Bond Funds, the Stock Funds and the Funds of Funds..................................................
      Purchase of Class A, Class B, and Class C Shares.....................................................................
      Matters Affecting Redemption.........................................................................................
ADDITIONAL TAX INFORMATION.................................................................................................
      Additional Tax Information Concerning the International Equity Fund..................................................
      Additional Tax Information Concerning the Tax-Free Bond Funds........................................................
MANAGEMENT OF BB&T FUNDS...................................................................................................
      Sub-Advisers.........................................................................................................
      Board Approval of the Investment Advisory Agreements.................................................................
      Proxy Voting Policies and Procedure..................................................................................
      Portfolio Transactions...............................................................................................
      Glass-Steagall Act...................................................................................................
      Manager and Administrator............................................................................................
      Distributor..........................................................................................................
      Custodian............................................................................................................
      Independent Auditors.................................................................................................
      Legal Counsel........................................................................................................
PERFORMANCE INFORMATION....................................................................................................
      Yields of the Money Market Funds.....................................................................................
      Yields of the Other Funds of BB&T Funds..............................................................................
      Calculation of Total Return..........................................................................................
      Performance Comparisons..............................................................................................
ADDITIONAL INFORMATION.....................................................................................................
      Organization and Description of Shares...............................................................................
      Shareholder and Trustee Liability....................................................................................
      Miscellaneous........................................................................................................
FINANCIAL STATEMENTS.......................................................................................................
APPENDIX A.................................................................................................................
APPENDIX B.................................................................................................................

                       STATEMENT OF ADDITIONAL INFORMATION

                                   BB&T FUNDS

      BB&T Funds is an open-end management investment company. BB&T Funds consists of twenty-five series of units of beneficial interest ("Shares") offered to the public, each representing interests in one of twenty-five separate investment portfolios ("Funds"). Twenty-four of those series are described in this Statement of Additional Information:

STOCK FUNDS

The BB&T Large Company Value Fund (the "Large Company Value Fund")
The BB&T Large Company Growth Fund (the "Large Company Growth Fund")
The BB&T Mid Cap Value Fund (the "Mid Cap Value Fund")
The BB&T Mid Cap Growth Fund (the "Mid Cap Growth Fund")
The BB&T Small Company Value Fund (the "Small Company Value Fund")
The BB&T Small Company Growth Fund (the "Small Company Growth Fund")
The BB&T International Equity Fund (the "International Equity Fund")
The BB&T Special Opportunities Equity Fund (the "Special Opportunities Fund") The BB&T Equity Income Fund (the "Equity Income Fund")

BOND FUNDS
TAXABLE BOND FUNDS

The BB&T Short U.S. Government Fund (formerly the BB&T Short U.S. Government Income Fund) (the "Short Fund")

The BB&T Intermediate U.S. Government Fund (formerly the BB&T Intermediate U.S. Government Bond Fund) (the "Intermediate U.S. Government Fund")

The BB&T Intermediate Corporate Bond Fund (the "Intermediate Corporate Bond
Fund")

TAX-FREE BOND FUNDS

The BB&T Kentucky Intermediate Tax-Free Fund (the "Kentucky Fund")
The BB&T Maryland Intermediate Tax-Free Fund (the "Maryland Fund")
The BB&T North Carolina Intermediate Tax-Free Fund (the "North Carolina Fund") The BB&T South Carolina Intermediate Tax-Free Fund (the "South Carolina Fund") The BB&T Virginia Intermediate Tax-Free Fund (the "Virginia Fund")
The BB&T West Virginia Intermediate Tax-Free Fund (the "West Virginia Fund")

MONEY MARKET FUNDS

The BB&T Prime Money Market Fund (the "Prime Money Market Fund")
The BB&T U.S. Treasury Money Market Fund (the "U.S. Treasury Fund")

FUNDS OF FUNDS

The BB&T Capital Manager Conservative Growth Fund (the "Conservative Growth
Fund")
The BB&T Capital Manager Moderate Growth Fund (the "Moderate Growth Fund") The BB&T Capital Manager Growth Fund (the "Growth Fund")
The BB&T Capital Manager Equity Fund (formerly the BB&T Capital Manager Aggressive Growth Fund ) (the "Capital Manager Equity Fund")

The Funds of Funds offer Shareholders a professionally-managed investment program by purchasing shares of existing Funds of BB&T Funds (the "Underlying Funds"). Each Fund may offer to the public four classes of Shares: Class A Shares, Class B

Shares, Class C Shares, and Institutional (formerly "Trust") Shares. As of the date of this Statement of Additional Information, Class B Shares and Class C Shares of the Short Fund, and the Tax-Free Bond Funds were not yet being offered. Shares of the Equity Index Fund are currently being offered in a separate prospectus and statement of additional information. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectuses. Capitalized terms not defined herein are defined in the Prospectuses. No investment in Shares of a Fund should be made without first reading the applicable Prospectuses.

OVB MERGER. In July, 2001, certain Funds of BB&T Funds merged with the OVB Funds of The Arbor Fund pursuant to an Agreement and Plan of Reorganization. Except for the following Funds listed below, BB&T Funds are considered to be the surviving funds for accounting purposes. The following list shows the name of the former OVB Funds that are considered to be the surviving funds for accounting purposes and the current name of such Funds (the "Former OVB Funds"):

          NAME OF FORMER OVB FUND                                   BB&T FUNDS' NAME
--------------------------------------------------         ------------------------------------
1. OVB Capital Appreciation Portfolio                      1. BB&T Mid Cap Growth Fund
2. OVB Equity Income Portfolio                             2. BB&T  Mid Cap Value Fund
3. OVB West Virginia Tax-Exempt Income Portfolio           3. BB&T West Virginia Intermediate Tax-Free Fund

                       INVESTMENT OBJECTIVES AND POLICIES

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS

      The following policies supplement the information pertaining to portfolio instruments of each Fund as set forth in the Prospectuses.

      The Appendix to this Statement of Additional Information identifies nationally recognized statistical ratings organizations ("NRSROs") that may be used by BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser"), Scott & Stringfellow, Inc. ("Scott & Stringfellow"), UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), and Federated Investment Management Company ("FIMC") (Scott & Stringfellow, UBS Global AM and FIMC, each a "Sub-Adviser") with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.

      EQUITY SECURITIES. Each of the Stock Funds and, to the extent consistent with its investment objective and policies, the Intermediate Corporate Bond Fund may invest in equity securities. Equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions, political, economic and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund's Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

      The Stock Funds may also invest in a company's securities at the time of a company's initial public offering ("IPO"). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company's securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund's Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.

      CREDIT ENHANCEMENT. The Prime Money Market Fund may purchase securities subject to credit enhancements. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

      ZERO COUPON SECURITIES. The Prime Money Market Fund may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. The Taxable Bond Funds, the U. S. Treasury Fund, and the Stock Funds may invest in "zero coupon" U.S. Government Securities.

      INSURANCE CONTRACTS. The Prime Money Market Fund may purchase insurance contracts. Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Prime Money Market Fund treats these contracts as fixed income securities.

      The Prime Money Market Fund may make limited investments in funding agreements issued by highly rated U.S. insurance companies. Under these agreements, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits interest to the Fund on a monthly or quarterly basis, which is based on an index (such as LIBOR)

      BANKERS' ACCEPTANCES AND CERTIFICATES OF DEPOSIT. All of the Funds, except the U.S. Treasury Fund, may invest in bankers' acceptances, certificates of deposit, and demand and time deposits. The Prime Money Market Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets. Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

      Bankers' acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

      COMMERCIAL PAPER. Each Fund, except for the U.S. Treasury Fund, may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

      Commercial paper purchasable by each Fund, except for the U.S. Treasury Fund, includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933 (the "1933 Act").

      VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which each Fund, except for the U.S. Treasury Fund, may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the criteria for commercial paper. BB&T or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of "high quality," a Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand or, if longer, the period of time remaining until the next adjustment of the interest rate.

      FOREIGN INVESTMENT. The Prime Money Market Fund, the Intermediate Corporate Bond Fund, the Stock Funds and the Funds of Funds may invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank, denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits ("ETD's") which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits ("CTD's") which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks, Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Funds may invest in foreign commercial paper, including Canadian and European commercial paper as described above. The Intermediate Corporate Bond Fund may also invest in debt obligations of foreign issuers denominated in foreign currencies.

      The Intermediate Corporate Bond Fund, the Stock Funds, and the Fund of Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts ("ADRs") and securities purchased on foreign securities exchanges. Such securities may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions.

      ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. Unsponsored ADR, EDR and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current as for sponsored ADRs, EDRs and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.

      Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. A Fund's investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund's operations. Special tax considerations apply to foreign securities.

      Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Intermediate Corporate Bond Fund, the Stock Funds, and the Funds of Funds will acquire such securities only when BB&T Asset Management or the Sub-Adviser believes the benefits associated with such investments outweigh the risks. The Prime Money Market Fund will acquire such securities only when BB&T Asset Management or the Sub-Adviser believes that the risks associated with such investments are minimal.

      The International Equity Fund may invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, Chile, China, Colombia, The Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, Lebanon, Malaysia, Mexico, Morocco, Peru, The Philippines, Poland, Romania, Russia, South Africa, South Korea, Taiwan, Thailand, Tunisia, Turkey, Venezuela and Vietnam. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries less liquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and it may be difficult as a result to access the value or prospects of an investment in such issuers.

      The expense ratio of the International Equity Fund is expected to be higher than that of other Funds of BB&T Funds investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source and additional costs arising from delays in settlements of transactions involving foreign securities.

      FOREIGN CURRENCY TRANSACTIONS. The International Equity Fund may use forward foreign currency exchange contracts ("forward contracts"). Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time. The Fund may enter into forward foreign currency exchange contracts when deemed advisable by its Sub-Adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

      Second, the Fund may (but is not required to) buy and sell forward foreign currency contracts for the purpose of maintaining the currency exposure of the Fund as close in line with that of the benchmark as practicable. In the event the Fund invests a lower percentage of Fund assets in a particular market than the percentage that market comprises of the benchmark (an underweight), the Fund may enter into a long position with respect to the currency of that market in order to maintain the Fund's currency exposure neutral relative to the benchmark. Similarly, in the event that the Fund invests a higher percentage of Fund assets in a particular market than the percentage that market comprises of the benchmark (an overweight), the Fund may enter into a short position with respect to the currency of that market in order to maintain the Fund's currency exposure neutral relative to the benchmark. To the extent the Fund invests in an emerging market whose currency is not readily able to be hedged back to a benchmark currency, such emerging market currency exposure will remain unhedged. With respect to any forward foreign currency exchange contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

      A separate account of a Fund consisting of liquid assets equal to the amount of the Fund's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will be equal the amount of such commitments by the Fund.

      REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which BB&T Asset Management or the Sub-Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and BB&T Asset Management or the Sub-Adviser will monitor the collateral's value to ensure that it equals or exceeds the repurchase price (including accrued interest). In addition, securities subject to repurchase agreements will be held in a segregated account.

      If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller's estate. Securities subject to repurchase agreements will be held by BB&T Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940 (the "1940 Act").

      REVERSE REPURCHASE AGREEMENTS. Each of the Funds may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with each Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. Each Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

      U.S. GOVERNMENT SECURITIES. The U.S. Treasury Fund will invest exclusively in bills, notes and bonds issued or guaranteed by the U.S. Treasury. Such obligations are supported by the full faith and credit of the U.S. Government. Each of the other Funds may invest in such securities and in other securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. These securities will constitute the primary investment of the Short Fund and the Intermediate U.S. Government Fund. Such securities may include those which are supported by the full faith and credit of the U.S. Government; others which are supported by the right of the issuer to borrow from the Treasury; others which are supported by the discretionary authority of the U.S. Government to purchase the agency's securities; and still others which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies and instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when BB&T Asset Management or the Sub-Adviser believes that the credit risk with respect thereto is minimal.

      Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association and the Export-Import Bank of the United States, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks, or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law.

      U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. Government Securities. Although under normal market conditions, the Prime Money Market Fund does not expect to do so, except in connection with repurchase agreements, it may invest in such mortgage-backed pass-through securities.

      The Taxable Bond Funds and the Stock Funds may also invest in "zero coupon" U.S. Government Securities. These securities tend to be more volatile than other types of U.S. Government Securities. Zero coupon securities are debt instruments that do not pay current interest and are typically sold at prices greatly discounted from par value. The return on a zero coupon obligation, when held to maturity, equals the difference between the par value and the original purchase price. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

      The Tax-Free Bond Funds may invest in U.S. Government Securities in connection with the purchase of taxable obligations (as described below).

      SUPRANATIONAL ORGANIZATIONAL OBLIGATIONS. The Stock Funds, the Taxable Bond Funds and the Prime Money Market Fund may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are chartered to promote economic development.

      INVESTMENT GRADE DEBT OBLIGATIONS. The Intermediate Corporate Bond Fund, the Tax-Free Bond Funds, and the Stock Funds may invest in "investment grade securities," which are securities rated in the four highest rating categories of an NRSRO. The Short Fund and the Intermediate U.S. Government Fund may only invest in those investment grade securities rated in the three highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"), are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. The Large Company Value Fund, Large Company Growth Fund, the Small Company Value Fund, Small Company Growth Fund, Mid Cap Growth Fund, and Mid Cap Value Fund may each invest up to 20% of their total assets in such securities. An issuer undergoing reorganization or restructuring may issue to its security holders additional securities which may be different from the securities already held by the security holder. The Funds may hold such additional securities even if they do not generally invest in such securities.

      NON-INVESTMENT GRADE DEBT SECURITIES. The Intermediate Corporate Bond Fund may invest in debt securities rated below investment grade, also known as junk bonds. These securities are regarded as predominantly speculative. Securities rated below investment grade generally provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk that the issuer may not be able to make principal and interest payments. Issuers of these securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms.

      The value of high yield securities may fluctuate more than the value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and change can result in the increased volatility of market prices of high yield bonds and of the Fund's net asset value. Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause the price of these securities to decline because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, the Intermediate Corporate Bond Fund would experience a decline in the value of its investment. In addition, a long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.

      The market prices of debt securities generally fluctuate with changes in interest rates so that these Funds' net asset values can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.

      Credit quality in the high yield market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. The Intermediate Corporate Bond Fund will limit its investments in non-investment grade securities to 15% of its total assets. Subject to SEC restrictions, the Intermediate Corporate Bond Fund may invest in such securities by investing in investment companies that primarily invest in non-investment grade securities.

      CUSTODY RECEIPTS. The Taxable Bond Funds may invest in custody receipts that represent debt securities. Custody receipts, such as Morgan Stanley TRACERs and Lehman Brothers TRAINs are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. The sponsor will then generally sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.

      Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Intermediate Corporate Bond Fund, are corporate debt securities. Additionally, custody receipts may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.

      COLLATERALIZED MORTGAGE OBLIGATIONS. Each of the Bond Funds and Stock Funds may also invest in collateralized mortgage obligations ("CMOs"). CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

      CMOs may include stripped mortgage-backed securities ("SMBSs"). Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. Generally, the value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.

      Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not fully developed. Stripped mortgage securities issued or guaranteed by the U.S. Government and held by a Fund may be considered liquid securities pursuant to guidelines established by BB&T Funds' Board of Trustees. The Funds will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% (10% in the case of the Prime Money Market Fund) of the value of the Fund's net assets would be invested in such securities and other illiquid securities.

      Unless stated otherwise, each Fund will limit its investment in CMOs to 25% of the value of its total assets.

      ASSET-BACKED SECURITIES. The Prime Money Market Fund and the Taxable Bond Funds may invest in asset-backed securities which are securities created by the grouping of certain private loans, receivables, and other lender assets, such as automobile receivables and credit-card receivables, into pools.

      Offerings of Certificates for Automobile Receivables ("CARS") are structured either as flow-through grantor trusts or as pay-through notes. CARS structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARS structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARS may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARS are certain, while cash-flows on other types of CARS issues depends on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.

      Certificates for Amortizing Revolving Debt ("CARDS") represent participation in a fixed pool of credit card accounts. CARDS pay "interest only" for a specified period. The CARDS principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer's participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDS are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDS amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDS depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor's participation is based on the ratio of the CARDS' balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDS' balance. This method results in especially fast amortization.

      Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by the Prime Money Market Fund and the Intermediate Corporate Bond Fund will be subject to the same quality requirements as other securities purchased by the Fund.

      MUNICIPAL OBLIGATIONS. The Bond Funds and the U.S. Treasury Fund may invest in municipal obligations. Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income taxes are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance.

      In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.

      An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially, adversely affected by litigation or other conditions.

      TAXABLE OBLIGATIONS. The Taxable Bond Funds may invest in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemption ("Taxable Municipal Obligations"). These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, health care facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments on these debt obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or the debt obligations can be backed by the government's taxing power. Due to federal taxation, Taxable Municipal Obligations offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.

      TAX-EXEMPT OBLIGATIONS. Under normal market conditions, the Kentucky Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and Kentucky personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Kentucky Tax-Exempt Obligations"). Under normal market conditions, the Maryland Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and Maryland personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Maryland Tax-Exempt Obligations"). Under normal market conditions, the North Carolina Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and North Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("North Carolina Tax-Exempt Obligations"). Under normal market conditions, the South Carolina Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and South Carolina personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("South Carolina Tax-Exempt Obligations"). Under normal market conditions, the Virginia Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and Virginia personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("Virginia Tax-Exempt Obligations"). Under normal market conditions, the West Virginia Fund will invest at least 80% of its net assets plus borrowings in investments the income from which, in the opinion of the issuer's bond counsel at the time of issuance, is exempt both from federal income tax and West Virginia personal income tax and not treated as a preference item for purposes of the federal alternative minimum tax for individuals ("West Virginia Tax-Exempt Obligations"). In addition to Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, and West Virginia Tax-Exempt Obligations, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund may invest in tax-exempt obligations issued by or on behalf of states other than Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities, and political subdivisions, the interest on which, in the opinion of the issuer's counsel at the time of issuance, is exempt from federal income tax and is not treated as a preference item for individuals for purposes of the federal alternative minimum tax. Such securities, Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, and West Virginia Tax-Exempt Obligations are hereinafter collectively referred to as "Tax-Exempt Obligations."

      Tax-Exempt Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Tax-Exempt Obligations if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.

      Tax-Exempt Obligations may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

      Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

      As described in the Prospectus, the two principal classifications of Tax-Exempt Obligations consist of "general obligation" and "revenue" issues. General obligation bonds are typically backed by the full faith and credit of the issuer, whereas revenue bonds are payable from a specific project or other limited source of revenue. The Tax-Free Bond Funds are permitted to invest in Tax-Exempt Obligations and may also acquire "moral obligation" issues, which are normally issued by special purpose authorities. Currently, neither North Carolina, South Carolina nor West Virginia issuers have authority to issue moral obligation securities. State and local governments in Virginia and Kentucky also enter into financings that are not general obligations of the issuer but are secured by the "moral obligation" of the state or local government. There are, of course, variations in the quality of Tax-Exempt Obligations, both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Tax-Exempt Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Tax-Exempt Obligations with the same maturity, interest rate and rating may have different yields, while Tax-Exempt Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Tax-Free Bond Fund, an issue of Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Neither event would under all circumstances require the elimination of such an obligation from the Tax-Free Bond Fund's investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Board of Trustees to be in the best interests of the Tax-Free Bond Fund.

      An issuer's obligations for its Tax-Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Tax-Exempt Obligations may be materially adversely affected by litigation or other conditions.

      Also included within the general category of Tax-Exempt Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by a state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not generally constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged (in South Carolina, certain governmental lease obligations are included in calculation of the general obligation debt limit while in Virginia, such obligations are not included in the calculation of applicable debt limits, provided such obligations are properly structured), the lease obligation is frequently assignable and backed by the lessee's covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.

      VARIABLE AND FLOATING RATE NOTES. The Tax-Free Bond Funds may acquire variable and floating rate tax-exempt notes, subject to each Fund's investment objective, policies, and restrictions. The Prime Money Market Fund may purchase rated and unrated variable and floating rate instruments, which may have a stated maturity in excess of 13 months but will, in any event, permit the Fund to demand payment of the principal of the instrument at least once every 13 months upon not more than 30 days' notice. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by BB&T Asset Management with respect to the Tax-Free Bond Funds, (or FIMC with respect to the Prime Money Market Fund) under guidelines established by BB&T Funds' Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under a Fund's investment policies. In making such determinations, BB&T Asset Management with respect to the Tax-Free Bond Funds (or FIMC with respect to the Prime Money Market Fund) will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Prime Money Market Fund or the Tax-Free Bond Funds, a Fund may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of each Tax-Free Bond Fund's net assets (10% for the Prime Money Market Fund) only if such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund.

      For purposes of the Tax-Free Bond Funds and the Prime Money Market Fund, the maturities of the variable and floating rate notes will be determined in accordance with Rule 2a-7 under the 1940 Act.

      WHEN-ISSUED SECURITIES. Each Fund, except the U.S. Treasury Fund, may purchase securities on a when-issued basis. In addition, the Stock Funds and the Prime Money Market Fund may purchase and sell securities on a forward commitment basis (I.E., for delivery beyond the normal settlement date at a stated price and yield), including "TBA" (to be announced) purchase commitments. When these Funds agree to purchase securities on a when-issued or forward commitment basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, a Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that any such Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

      When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. A Fund expects that commitments by a Fund to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.

      CALLS. The Stock Funds and the Funds of Funds may write (sell) "covered" call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange and issued by the Options Clearing Corporation. In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian.

      The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance each Fund's total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of a Fund's Adviser or Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

      A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that a Fund will only write a call option on a security which it already owns. A Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options or subject to put options exceeds 25% of the fair value of its net assets.

      Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Funds will not do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund's custodian. A Fund does not consider a security covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

      The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, BB&T Asset Management or the Sub-Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in a Fund's statement of assets and liabilities. This liability will be readjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of a Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price (or, with respect to the International Equity Fund, the mean between the last bid and asked prices). The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.

      Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

      Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

      A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

      PUTS. The Tax-Free Bond Funds may acquire "puts" with respect to Tax-Exempt Obligations held in their portfolios, and the Funds of Funds may acquire puts with respect to the securities in their portfolios. The Large Company Growth Fund, the Small Company Growth Fund, and the International Equity Fund may buy put options, buy call options, and write secured put options for the purpose of hedging or earning additional income, which may be deemed speculative or, with respect to the International Equity Fund, cross-hedging. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Each of these Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.

      The amount payable to a Fund upon its exercise of a "put" is normally (i) the Fund's acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

      Puts may be acquired by the Tax-Free Bond Funds and the Funds of Funds to facilitate the liquidity of their portfolio assets or to shorten the maturity of underlying assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security.

      The Tax-Free Bond Funds and the Funds of Funds will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

      The Tax-Free Bond Funds and the Funds of Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in BB&T Asset Management's opinion, present minimal credit risks.

      PUT AND CALL OPTIONS. A Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross-hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.

      Each Fund of BB&T Funds (other than the U.S. Treasury Money Market Fund and the Prime Money Market Fund) may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised. In connection with a Fund's position in a futures contract or related option, a Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

      STAND-BY COMMITMENTS. The Tax-Free Bond Funds may acquire "stand-by commitments" with respect to Tax-Exempt Obligations held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified securities at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as "put" options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. A Fund's right to exercise stand-by commitments will be unconditional and unqualified.

      The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period.

      Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund's total assets calculated immediately after each stand-by commitment is acquired.

      Each Fund intends to enter into stand-by commitments only with dealers, banks, and broker-dealers which, in the investment adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks, and broker-dealers will be secured by the value of the underlying securities that are subject to the commitment.

      A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities, which would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by a Fund would by valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by that Fund.

      RISK FACTORS RELATING TO OPTIONS. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund's Adviser or Sub-Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.

      FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund of BB&T Funds (other than the U.S. Treasury Money Market Fund) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). The value of a Fund's contracts may equal or exceed 100% of the Fund's total assets, although a Fund will not purchase or sell a futures contract unless immediately afterwards the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5% or less of its net assets.

      Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency. A Fund may sell a futures contract in order to offset an expected decrease in the value of its portfolio positions that might otherwise result from a market decline or currency exchange fluctuation. A Fund may do so either to hedge the value of its securities portfolio as a whole, or to protect against declines occurring prior to sales of securities in the value of the securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings or in currency exchange rates. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge.

      Successful use of futures by the Funds is also subject to an Adviser's or Sub-Adviser's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

      The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

      Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.

      Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

      The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.

      RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Stock Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

      Exchange-Traded Funds. Each Stock Fund, Capital Manager Fund and the Prime Money Market Fund may invest in index-based exchange-traded funds, such as iShares Trust and iShares, Inc. ("iShares").

      iShares is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a market index. Thus, investment in iShares offers, among other things, an efficient means to achieve diversification in a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value.

      Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Funds may invest in iShares in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.


      INVESTMENT COMPANIES. Each Fund, except the U.S. Treasury Fund and the Funds of Funds, may, to the extent permitted by the 1940 Act, invest in the securities of unaffiliated money market mutual funds. Pursuant to exemptive relief granted by the SEC for each Fund, except the Prime Money Market Fund and the U.S. Treasury Fund, each Fund may invest in Shares of the Prime Money Market Fund and the U.S. Treasury Fund. In order to avoid the imposition of additional fees as a result of investments in Shares of the Prime Money Market Fund or the U.S. Treasury Fund, BB&T Asset Management (as adviser and administrator) and BISYS Fund Services (the "Sub-Administrator") will reduce that portion of their usual asset-based service fees from each investing Fund by an amount equal to their service fees from the Prime Money Market Fund or the U.S. Treasury Fund, that are attributable to those Fund investments. BB&T Asset Management will promptly forward such fees to the investing Funds. The Funds will incur additional expenses due to the duplication of expenses as a result of investing in securities of other unaffiliated money market mutual funds.


      In addition, the International Equity Fund may purchase shares of investment companies (which may include exchange-traded funds) investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one country.

      The Intermediate Corporate Bond Fund may invest in investment companies that invest primarily in debt securities.

      CONVERTIBLE SECURITIES. The Intermediate Corporate Bond Fund and the Stock Funds may invest in convertible securities. Convertible securities are fixed income-securities which may be exchanged or converted into a predetermined number of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

      RESTRICTED SECURITIES. Each Fund of BB&T Funds (other than the U.S. Treasury Money Market Fund) may invest in commercial paper issued by corporations without registration under the Securities Act of 1933 (the "1933 Act") in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.

      Each Fund of BB&T Funds (other than the U.S. Treasury Money Market Fund) may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser or Sub-Adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

      SECURITIES LENDING. In order to generate additional income, each Fund may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T Asset Management and/or a Fund's respective Sub-Adviser has determined are creditworthy under guidelines established by BB&T Funds' Board of Trustees. BB&T Funds will employ one or more securities lending agents to initiate and affect securities lending transactions for BB&T Funds. While the lending of securities may subject a Fund to certain risks, such as delays or the inability to regain the securities in the event the borrower was to default on its lending agreement or enter into bankruptcy, the Fund will lend only on a fully collateralized basis in order to reduce such risk. During the time portfolio securities are on loan, the Fund is entitled to receive any dividends or interest paid on such securities. Additionally, cash collateral received will be invested on behalf of the Fund exclusively in money market instruments. While a Fund will not have the right to vote securities on loan, the Funds intend to terminate the loan and retain the right to vote if that is considered important with respect to the investment. Each Fund will restrict its securities lending to 33 1/3% of its total assets.

      CALLABLE SECURITIES. Certain fixed income securities invested in by the Bond Funds and the Money Market Funds are callable at the option of the issuer. Callable Securities are subject to Prepayment/Call risk.

      STRUCTURED PRODUCTS. One common type of security is a "structured" product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over the counter. They are organized and operated to restructure the investment characteristics of the underlying security. This structuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependant on the extent of the cash flow of the underlying instruments. With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities age generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

INVESTMENT RESTRICTIONS

      Except as provided otherwise, the following investment restrictions may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous" in this Statement of Additional Information).

      THE PRIME MONEY MARKET FUND AND THE U.S. TREASURY FUND MAY NOT:

      1. Purchase securities of any issuer, other than obligations issued or guaranteed by the U.S. Government if, as a result, with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. In addition, although not a fundamental investment restriction (and therefore subject to change without shareholder vote), to the extent required by rules of the Securities and Exchange Commission, the Prime Money Market Fund and the U.S. Treasury Fund will apply this restriction to 100% of its portfolio, except that for the Prime Money Market Fund, 25% of the value of its total assets may be invested in any one issuer for a period of up to three business days.

      EACH BOND FUND MAY NOT:

      1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase with respect to 75% of its portfolio, more than 5% of the value of the Fund's total assets would be invested in such issuer. There is no limit as to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      2. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

      EACH OF THE FUNDS OF FUNDS MAY NOT:

      1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities or securities issued by "regulated investment companies" as defined in the Internal Revenue Code of 1986, as amended (the "Code"); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

      2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities or "regulated investment companies" as defined in the Code, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      THE LARGE COMPANY VALUE FUND, THE LARGE COMPANY GROWTH FUND, THE SMALL COMPANY VALUE FUND, THE SMALL COMPANY GROWTH FUND, THE MID CAP GROWTH FUND, THE MID CAP VALUE FUND, THE SPECIAL OPPORTUNITIES EQUITY FUND AND THE EQUITY INCOME FUND MAY NOT:

      1. Purchase any securities that would cause 25% or more of the value of such Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

      2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

      THE INTERNATIONAL EQUITY FUND MAY NOT:

      1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

      2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivision, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and
(c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

      3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

      4. Write or sell unsecured put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

      THE INTERNATIONAL EQUITY FUND MAY:

      1.Purchase or sell real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

      2. Purchase or sell commodities, commodities contracts, or future contracts to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

      EACH OF THE FUNDS (EXCEPT THE EQUITY INCOME FUND) MAY:

      1. Borrow money or lend to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

      2. Issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

      THE KENTUCKY FUND, THE MARYLAND FUND, THE NORTH CAROLINA FUND, THE SOUTH CAROLINA FUND, THE VIRGINIA FUND, AND THE WEST VIRGINIA FUND MAY NOT:

      1. Write or sell puts, calls, straddles, spreads, or combinations thereof except that the Funds may acquire puts with respect to Tax-Exempt Obligations in their portfolios and sell those puts in conjunction with a sale of those Tax-Exempt Obligations.

      2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and (b) this limitation shall not apply to Tax-Exempt Obligations or governmental guarantees of Tax-Exempt Obligations. For purposes of this limitation, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security, or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such nongovernmental user.

      THE EQUITY INCOME FUND MAY NOT

      1. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite the securities of other issuers, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities" acquired in accordance with such Fund's investment objectives and policies.

      2. Purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

      3. Invest in securities of other investment companies, except as such securities may be acquired as part of a merger, consolidation, reorganization, or acquisition of assets; PROVIDED, HOWEVER, that (i) the Fund may purchase securities of a money market fund, including securities of the U.S. Treasury Fund and the Prime Money Market Fund; (ii) the Fund may purchase shares of other investment companies in accordance with the provisions of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder; and (iii) this restriction is not fundamental with respect to the Fund and may therefore be changed by a vote of majority of the Trustees of BB&T Funds.

      EACH FUND (EXCEPT THE INTERNATIONAL EQUITY FUND, PRIME MONEY MARKET FUND, AND EQUITY INCOME FUND) MAY:

      1. Purchase or sell commodities, commodities contracts, or future contracts or real estate to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

      The U.S. Treasury Fund may not buy common stocks or voting securities, or state, municipal, or private activity bonds. The U.S. Treasury Fund, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the West Virginia Fund, the Short Fund, the Intermediate U.S. Government Fund and the Intermediate Corporate Bond Fund may not write or purchase call options. Each of the Funds may not write put options. The U.S. Treasury Fund, the Short Fund, the Intermediate U.S. Government Fund and the Intermediate Corporate Bond Fund may not purchase put options.

      THE PRIME MONEY MARKET FUND MAY NOT:

      1. Make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute and industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker's acceptances. As a matter of non-fundamental policy, (i) instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will be each considered a separate industry. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor, for purposes of diversification, when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

      2. Underwrite securities except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

      3. Purchase or sell commodities, commodities contracts, futures contracts, or real estate except to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statutes, rules or regulations may be amended from time to time.

      Although the foregoing investment limitations would permit the Prime Money Market Fund to invest in options, futures contracts and options on futures contracts, the Fund does not currently intend to trade in such instruments or engage in such transactions during the next twelve months (except to the extent a portfolio security may be subject to a "demand feature" or "put" as permitted under SEC regulations for money market funds). Prior to making any such investments, the Prime Money Market Fund would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

      The following investment restrictions are considered NON-FUNDAMENTAL and therefore may be changed by a vote of a majority of the Trustees of BB&T Funds:

      1. The Prime Money Market Fund and the U.S. Treasury Fund may not invest more than 10% of its net assets in illiquid securities.

      2. The Prime Money Market Fund and the U.S. Treasury Fund may not invest more than 10% of its net assets in instruments which are not readily marketable.

      3. If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction.

      4. All Funds except the Prime Money Market Fund and the Equity Income Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

      5. All Funds except the Prime Money Market Fund and the Equity Income Fund may not sell securities short (unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short), however that policy does not prevent the above Funds from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments and the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

PORTFOLIO TURNOVER

      The portfolio turnover rate for each Fund of BB&T Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities at the time of acquisition were one year or less.

      For the fiscal years ended September 30, 2004, and September 30, 2003, the portfolio turnover rates for each of the Funds with a full year of operations in the subject fiscal years (other than the Money Market Funds) were as follows:

                      FUND                        2004 (%)  2003 (%)
-----------------------------------------------   -------   -------
Large Company Value Fund.......................     16.40     18.89
Large Company Growth Fund......................    127.47     91.73
Mid Cap Value Fund.............................     19.17     18.28
Mid Cap Growth Fund............................    138.61    125.97
Small Company Value Fund*......................     11.25        NA
Small Company Growth Fund......................    211.60    197.85
International Equity Fund......................     50.68    199.78
Special Opportunities Fund**...................     32.60        NA
Equity Income Fund***..........................        NA        NA
Short Fund.....................................     61.51     93.86
Intermediate U.S. Government Fund..............     98.20    209.07
Intermediate Corporate Bond Fund...............     31.85     43.98
Kentucky Fund****..............................     24.78        NA
Maryland Fund*****.............................     55.24        NA
North Carolina Fund............................     67.80     44.56
South Carolina Fund............................     32.63     32.04
Virginia Fund..................................     45.07     34.17
West Virginia Fund.............................     16.24     25.59

Prime Money Market Fund                                NA        NA
U.S. Treasury Money Market                             NA        NA
Capital Manager Conservative Growth Fund.......      2.47     33.03
Capital Manager Moderate Growth Fund...........      0.17     21.46
Capital Manager Growth Fund....................      0.19     17.80
Capital Manager Equity Fund....................      3.10      8.30

* Commenced operations on May 19, 2003.
** Commenced operations on June 2, 2003.
*** Commenced operations on June 30, 2004.
**** Commenced operations on July 2, 2004.
***** Commenced operations on February 24, 2003.

      High turnover rates will generally result in higher transaction costs to the Funds and may result in higher levels of taxable realized gains (including short-term taxable gains generally taxed at ordinary income tax rates) to a Fund's shareholders. The portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemptions of Shares. A higher portfolio turnover rate for each Fund of BB&T Funds other than the U.S. Treasury Fund may lead to increased taxes and transaction costs. Portfolio turnover will not be a limiting factor in making investment decisions. See "Additional Tax Information."

      Because the U.S. Treasury Fund and the Prime Money Market Fund intend to invest entirely in securities with maturities of less than one year and because the Securities and Exchange Commission requires such securities to be excluded from the calculation of the portfolio turnover rate, the portfolio turnover with respect to each of the Money Market Fund was zero percent for the fiscal years ended September 30, 2004 and September 30, 2003, and is expected to remain zero percent for regulatory purposes.

                                    VALUATION

      The net asset value of each of the Funds, other than the Money Market Funds, is determined and its Shares are priced as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein a "Business Day" constitutes any day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day on which no Shares are tendered for redemption and no orders to purchase Shares are received) during which there is sufficient trading in a Fund's portfolio securities that a Fund's net asset value per Share might be materially affected. Currently, the NYSE is closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of the Prime Money Market Fund and the U.S. Treasury Fund is determined and their Shares are priced as of 12:00 p.m., 3:00 p.m., and as of the close of regular trading of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on each day that the Federal Reserve and the Prime Money Market Fund and the U.S. Treasury Fund will be open. The Prime Money Market Fund and the U.S. Treasury Fund will be closed on weekends and days on which the NYSE or the federal reserve is closed, including the following holidays: New Year's day, Martin Luther King Jr. day, President's day, Good Friday, Memorial day, the Fourth of July, Labor day, Christopher Columbus day, Veterans day, Thanksgiving and Christmas day.

VALUATION OF THE MONEY MARKET FUNDS

      The U.S. Treasury Fund and the Prime Money Market Fund have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the U.S. Treasury Fund and the Prime Money Market Fund would receive if it sold the instrument. The value of securities in the U.S. Treasury Fund and the Prime Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.

      Pursuant to Rule 2a-7, each Money Market Fund will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per Share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (securities subject to maturity dates) nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. BB&T Funds' Board of Trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and each Money Market Fund's investment objective, to stabilize the net asset value per Share of each Money Market Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per Share of the Money Market Fund calculated by using available market quotations deviates from $1.00 per Share (the "Mark to Market"). In performing the Mark to Market, securities for which market quotations are not readily available and other assets will be valued at fair value and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

      In the event such deviation exceeds one-half of one percent, Rule 2a-7 requires that the Board of Trustees promptly consider what action, if any, should be initiated. If the Trustees believe that the extent of any deviation from a Money Market Fund's $1.00 amortized cost price per Share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the average portfolio maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding Shares without monetary consideration, or utilizing a net asset value per Share determined by using available market quotations.

VALUATION OF THE BOND FUNDS, THE STOCK FUNDS AND THE FUNDS OF FUNDS

      Except as noted below, investments of the Stock Funds, Bond Funds, and Fund of Funds of the Trust in securities the principal market for which is a securities exchange or an over-the-counter market are valued at their latest available sale price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. Except as noted below, investments of the International Equity Fund in securities the principal market for which is a securities exchange are valued at the closing price on that exchange on the day of computation.

      With regard to each of the above-mentioned Funds, securities the principal market for which is not a securities exchange are valued at their latest bid quotation in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined by the BB&T Fund's Pricing Committee in their best judgment pursuant to procedures established by and under the general supervision of the Board of Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board. The Pricing Committee, as designated by the Board of Trustees, is comprised of employees of the Adviser and/or its affiliates. Pricing determinations require an affirmative vote of a majority of the Pricing Committee.

      Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated net asset value. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid and asked prices in the principal market in which such securities are normally traded.

      The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the prevailing foreign rate reported by FT Interactive Data Corporation as the closing rate for that date. When an occurrence subsequent to the time a value of a foreign security was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by the Pricing Committee.

      Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

      Each class of Shares of each Fund of BB&T Funds are sold on a continuous basis by BISYS Fund Services L.P. ("BISYS"). In addition to purchasing Shares directly from BISYS, Class A, Class B, Class C, or Institutional Shares may be purchased through procedures established by BISYS in connection with the requirements of accounts at BB&T, or BB&T's affiliated or correspondent banks. Customers purchasing Shares of BB&T Funds may include officers, directors, or employees of BB&T or BB&T's affiliated or correspondent banks.

PURCHASE OF CLASS A, CLASS B, AND CLASS C SHARES

      As stated in the Class A, Class B, and Class C Prospectus, the public offering price of Class A Shares of a Fund, except the U.S. Treasury Fund and the Prime Money Market Fund, is its net asset value next computed after an order is received, plus a sales charge which varies based upon the quantity purchased. The public offering price of such Class A Shares of a Fund is calculated by dividing net asset value by the difference (expressed as a decimal) between 100% and the sales charge percentage of offering price applicable to the purchase. The offering price is rounded to two decimal places each time a computation is made. The sales charge scale set forth in the Class A, Class B, and Class C Prospectus applies to purchases of Class A Shares of such a Fund by a Purchaser.

      Shares of the U.S. Treasury Fund and the Prime Money Market Fund and Class B Shares and Class C Shares of each Fund offering such Shares are sold at their net asset value per share, as next computed after an order is received. However, as discussed in the Class A, Class B, and Class C Prospectus, the Class B Shares and Class C Shares are subject to a Contingent Deferred Sales Charge if they are redeemed prior to the sixth and first anniversary of purchase, respectively. Investors purchasing Shares of the U.S. Treasury Fund and the Prime Money Market Fund are generally required to purchase Class A or Institutional Shares, since such Shares are not subject to any initial sales charge or contingent deferred sales charge. Shareholders investing directly in Class B Shares of the U.S. Treasury Money Market Fund or the Prime Money Market Fund as opposed to Shareholders obtaining Class B Shares of the U.S. Treasury Money Market Fund or the Prime Money Market Fund upon an exchange of Class B Shares of any of the other Funds, will be requested to participate in the Auto Exchange and to set the time and amount of their regular, automatic withdrawals in such a way that all of their Class B Shares have been withdrawn from the U.S. Treasury Money Market Fund or the Prime Money Market Fund, within two years of purchase. Such Class B shares may be exchanged for Class B Shares of any other Fund through the Auto Exchange (see "Auto Exchange Plan").

      An order to purchase Class A Shares of the Prime Money Market Fund or the U.S. Treasury Fund will be deemed to have been received by the Distributor only when federal funds with respect thereto are available to BB&T Funds' custodian for investment. Federal funds are monies credited to a bank's account within a Federal Reserve Bank. Payment for an order to purchase Shares of the Prime Money Market Fund or the U.S. Treasury Fund which is transmitted by federal funds wire will be available the same day for investment by BB&T Funds' custodian, if received prior to the last Valuation Time (see "VALUATION OF SHARES"). It is strongly recommended that investors of substantial amounts use federal funds to purchase Shares of the Prime Money Market Fund or the U.S. Treasury Fund.

      Shares of the Prime Money Market Fund or the U.S. Treasury Fund purchased before 12:00 noon, Eastern Time, begin earning dividends on the same Business Day. All Shares of the Prime Money Market Fund or the U.S. Treasury Fund continue to earn dividends through the day before their redemption.

      Shares of a Fund sold to Participating Organizations acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by the Participating Organizations. With respect to Shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Distributor and to deliver federal funds for purchase on a timely basis. Beneficial ownership of the Shares will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organizations to Customers. Depending upon the terms of a particular Customer account, a Participating Organization or Bank may charge a Customer's account fees for services provided in connection with investment in the Funds.

      In the case of orders for the purchase of Shares placed through a broker-dealer, the public offering price will be the net asset value as so determined plus any applicable sales charge, but only if the broker-dealer receives the order prior to the Valuation Time for that day and transmits to BB&T Funds by the Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. If the broker-dealer receives the order after the Valuation Time for that day, the price will be based on the net asset value determined as of the Valuation Time for the next Business Day.

      Every Shareholder will be mailed a confirmation of each new transaction in the Shareholder's account. In the case of Class A, Class B, and Class C Shares held of record by a Participating Organization but beneficially owned by a Customer, confirmations of purchases, exchanges and redemptions of Class A, Class B, and Class C Shares by a Participating Organization will be sent to the Customer by the Participating Organization. Certificates representing Shares will not be issued.

      AUTO INVEST PLAN. BB&T Funds Auto Invest Plan enables Shareholders to make regular purchases of Class A, Class B, and Class C Shares through automatic deduction from their bank accounts. With Shareholder authorization, BB&T Funds' transfer agent will deduct the amount specified (subject to the applicable minimums) from the Shareholder's bank account and will automatically invest that amount in Class A, Class B, or Class C Shares at the public offering price on the date of such deduction.

      For a Shareholder to change the Auto Invest instructions or to discontinue the feature, the request must be made in writing to BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Invest Plan may be amended or terminated without notice at any time by the Distributor.

      BB&T FUNDS INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). A BB&T Funds IRA enables individuals, even if they participate in an employer-sponsored retirement plan, to establish their own retirement program by purchasing Class A, Class B, or Class C Shares for an IRA. BB&T Funds IRA contributions may be tax-deductible and earnings are tax deferred. Under the Tax Reform Act of 1986 and Taxpayer Relief Act of 1997, the tax deductibility of IRA contributions is restricted or eliminated for individuals who participate in certain employer pension plans and whose annual income exceeds certain limits. Existing IRAs and future contributions up to the IRA maximums, whether deductible or not, still earn income on a tax-deferred basis.

      All BB&T Funds IRA distribution requests must be made in writing to BISYS Fund Services. Any additional deposits to a BB&T Funds IRA must distinguish the type and year of the contribution.

      For more information on a BB&T Funds IRA call BB&T Funds at (800) 228-1872. Investment in Shares of the Tax-Free Bond Funds would not be appropriate for any IRA. Shareholders are advised to consult a tax adviser on BB&T Funds IRA contribution and withdrawal requirements and restrictions.

SALES CHARGES

      As BB&T Funds' principal underwriter, BISYS acts as principal in selling Class A, Class B, and Class C Shares of the Funds to dealers. BISYS re-allows the applicable sales charge as dealer discounts and brokerage commissions. The Distributor pays each dealer all of the sales charge it receives. As a result, broker-dealer that sell shares of BB&T Funds may receive more revenue from the sale of BB&T Funds than from the sale of other mutual funds offered by such firms. Under federal securities laws, a broker or dealer who receives a reallowance in excess of 90% of the sales charge may be deemed to be an "underwriter" for purposes of the 1933 Act. From time to time dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers.

      The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of any of the Funds of BB&T Funds. The maximum cash compensation payable by the Distributor is 5.75% of the public offering price of Class A Shares. Compensation will also include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by any Fund or its shareholders. Neither BISYS nor dealers are permitted to delay the placement of orders to benefit themselves by a price change.

CLASS A SHARES

      Class A Shares are sold at their public offering price. This price equals NAV plus the initial sales charge, if applicable. Therefore, part of the money you invest will be used to pay the sales charge. The remainder is invested in Fund shares. The sales charge decreases with larger purchases. There is no sales charge on reinvested dividends and distributions.

      The current sales charge rates are as follows:

      FOR THE STOCK FUNDS, FUNDS OF FUNDS, INTERMEDIATE U.S. GOVERNMENT FUND, AND INTERMEDIATE CORPORATE BOND FUND

                                                          Sales Charge      Sales Charge       Commission
                                                            As a % of        As of % of         As a % of
      Your Investment                                    Offering Price    Your Investment    Offering Price
-----------------------                                  --------------    ---------------    --------------
Up to $49,999                                                 5.75%             6.10%             5.75%
$50,000 to $99,999                                            4.50%             4.71%             4.50%
$100,000 up to $249,999                                       3.50%             3.63%             3.50%
$250,000 up to $499,999                                       2.50%             2.56%             2.50%
$500,000 up to $999,999                                       2.00%             2.04%             2.00%
$1,000,000 and above(1)                                       0.00%             0.00%             0.00%

                 FOR THE TAX-FREE BOND FUNDS AND THE SHORT FUND

                                                          Sales Charge       Sales Charge        Commission
                                                            As a % of         As of % of          As a % of
      Your Investment                                    Offering Price     Your Investment     Offering Price
-------------------------                                --------------     ---------------     --------------
Up to $49,999                                                 3.00%              3.09%              3.00%
$50,000 to $99,999                                            2.50%              2.56%              2.50%
$100,000 up to $249,999                                       2.00%              2.04%              2.00%
$250,000 up to $499,999                                       1.50%              1.52%              1.50%
$500,000 up to $999,999                                       1.00%              1.01%              1.00%
$1,000,000 and above(1)                                       0.00%              0.00%              0.00%

(1) There is no initial sales charge on purchases of $1 million or more. However, a contingent deferred sales charge (CDSC) of up to 1.00% of the purchase price will be charged to the shareholder if shares are redeemed in the first year after purchase. This charge will be based on the lower of your cost for the shares or their NAV at the time of redemption. There will be no CDSC on reinvested distributions. For sales of over $1 million or more, the Distributor pays broker-dealers out of its own assets, a fee of up to 1% of the offering price of such shares up to $2.5 million, 0.5% of the offering price from $2.5 million to $5 million, and 0.25% of the offering price over $5 million.

      FOR THE MONEY MARKET FUNDS

      No sales charges.

      The sales charges set forth in the table above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which includes: (i) an individual, his or her spouse and children under the age of 21; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or
(iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a lower sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

      In determining whether a particular redemption is subject to a Contingent Deferred Sales Charge, it is assumed that the redemption is first of any Class A Shares, then of any Class C Shares, and then of any Class B Shares in the Shareholder's Fund account, (unless the Shareholder elects to redeem in a different order) or Shares representing capital appreciation, next of Shares acquired pursuant to reinvestment of dividends and capital gain distributions, and finally of other Shares held by the Shareholder for the longest period of time. This method should result in the lowest possible sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

      Certain sales of Class A Shares are made without a sales charge, as described in the Class A, Class B, and Class C Prospectus under the caption "Sales Charge Waivers," to promote goodwill with employees and others with whom BISYS, BB&T and/or BB&T Funds have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

      LETTER OF INTENT. Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to invest a certain amount in Class A Shares of any of the Variable NAV Funds, i.e., those Funds which charge a sales charge, within a period of 13 months. Each purchase of Shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. When a purchaser enters into a Letter of Intent which includes shares purchased prior to the date of the Letter of Intent, the sales charge will be adjusted and used to purchase additional Shares of the Fund at the then current public offering price at the end of the 13 month period. This program may be modified or eliminated at any time or from time to time by BB&T Funds without notice.

      A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charges will be used to purchase additional Class A Shares subject to the rate of sales charge applicable to the actual amount of the aggregate purchases at the net asset value next calculated.

      For further information, interested investors should contact the Distributor. Letter of Intent privileges may be amended or terminated without notice at any time by the Distributor.

      CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION. A Purchaser (as defined above) may qualify for a reduced sales charge by combining concurrent purchases of Class A Shares of one or more of the Variable NAV Funds or by combining a current purchase of Class A Shares of a Variable NAV Fund with prior purchases of Shares of any Variable NAV Fund. The applicable sales charge is based on the sum of (i) the Purchaser's current purchase of Class A Shares of any Variable NAV Fund sold with a sales charge plus (ii) the then current net asset value of all Class A Shares held by the Purchaser in any Variable NAV Fund. To receive the applicable public offering price pursuant to the right of accumulation, Shareholders must at the time of purchase provide the Transfer Agent or the Distributor with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Distributor.

      Proceeds from the Contingent Deferred Sales Charge and the distribution and Shareholder service fees under the Distribution Plan are payable to the Distributor to defray the expenses of advance brokerage commissions and expenses related to providing distribution-related and Shareholder services to the Fund in connection with the sale of the Class B and Class C Shares, such as the payment of compensation to dealers and agents selling Class B and Class C Shares. A dealer commission of 4.30% of the original purchase price of the Class B Shares of the Fund and of 1.00% of the original purchase price of the Class C Shares of the Fund will be paid to financial institutions and intermediaries. However, the Distributor may, in its sole discretion, pay a higher dealer commission at its sole discretion.

      CLASS B SHARES AND CLASS C SHARES. The Contingent Deferred Sales Charge is waived on redemption of Shares: (i) following the death or disability (as defined in the Code) of a Shareholder or a participant or beneficiary of a qualifying retirement plan if redemption is made within one year of such death or disability; (ii) to the extent that the redemption represents a minimum required distribution from an Individual Retirement Account or other qualifying retirement plan to a Shareholder who has attained the age of 70 1/2; (iii) provided that the Shareholder withdraws no more than 12% of the account value annually using the Auto Withdrawal Plan Feature; and (iv) for Investors who purchased Class B Shares of the Prime and Money Market Fund or Class B Shares of the U.S. Treasury Fund through the Cash Sweep Program at BB&T Treasury Services Division. A Shareholder or his or her representative should contact the Transfer Agent to determine whether a retirement plan qualifies for a waiver and must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the Shareholder is eligible for this waiver. In addition, the following circumstances are not deemed to result in a "redemption" of Class B or Class C Shares for purposes of the assessment of a Contingent Deferred Sales Charge, which is therefore waived: (i) plans of reorganization of the Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party; and (ii) exchanges for Class B or Class C Shares of other Funds of BB&T Funds as described under "Exchange Privilege."

      For purposes of conversion to Class A Shares, shares received as dividends and other distributions paid on Class B Shares in a Shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in a Shareholder's Fund account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class B Shares in the sub-account will also convert to Class A Shares.

      If a Shareholder effects one or more exchanges among Class B Shares of the Funds of BB&T Funds during the eight-year period, BB&T Funds will aggregate the holding periods for the shares of each Fund of BB&T Funds for purposes of calculating that eight-year period. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a Shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same.

EXCHANGE PRIVILEGE

      CLASS A. Only residents of Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia may exchange their Class A Shares of the other Funds for Class A Shares of the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund, respectively.

      If Class A Shares of the Prime Money Market Fund or the U.S. Treasury Fund were acquired in a previous exchange involving Shares of a Variable NAV Fund, then such Shares of the Prime Money Market Fund or the U.S. Treasury Fund may be exchanged for Shares of a Variable NAV Fund without payment of any additional sales load within a twelve month period. Under such circumstances, the Shareholder must notify the Distributor that a sales load was originally paid. Depending upon the terms of a particular Customer account, a Participating Organization may charge a fee with regard to such an exchange. Information about such charges will be supplied by the Participating Organization.

      CLASS B. Class B Shares of each Fund may be exchanged for Class B Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class B Shares.

      For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class B Shares, the holding period for outstanding Class B Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class B Shares. For purposes of calculating the holding period applicable to the newly acquired Class B Shares, the newly acquired Class B Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class B Shares of the Fund from which the exchange was made.

      CLASS C. Class C Shares of each Fund may be exchanged for Class C Shares of the other Funds on the basis of relative net asset value per Class B Share, without the payment of any Contingent Deferred Sales Charge which might otherwise be due upon redemption of the outstanding Class C Shares.

      For purposes of computing the Contingent Deferred Sales Charge that may be payable upon a disposition of the newly acquired Class C Shares, the holding period for outstanding Class C Shares of the Fund from which the exchange was made is "tacked" to the holding period of the newly acquired Class C Shares. For purposes of calculating the holding period applicable to the newly acquired Class C Shares, the newly acquired Class C Shares shall be deemed to have been issued on the date of receipt of the Shareholder's order to purchase the outstanding Class C Shares of the Fund from which the exchange was made.

      ADDITIONAL INFORMATION. An exchange is considered a sale of Shares and will result in a capital gain or loss for federal income tax purposes, which, in general, is calculated by netting the Shareholder's tax cost (or "basis") in the Shares surrendered and the value of the Shares received in the exchange. If a Shareholder exchanges Class A Shares within 90 days of acquiring them and if a sales charge is waived on the exchange, for purposes of measuring the capital gain or loss on the exchange, the Shareholder's basis in the surrendered Shares is reduced by the lesser of (i) the sales charge paid for the surrendered shares or (ii) the amount of the sales charge that is waived on the exchange.

      If not selected on the Account Registration form, the Shareholder will automatically receive Exchange privileges. A Shareholder wishing to exchange Class A, Class B, or Class C Shares purchased through a Participating Organization or Bank may do so by contacting the Participating Organization or Bank. If an exchange request in good order is received by the Distributor or the Transfer Agent by 12:00 noon (Eastern Time) on any Business Day, the exchange usually will occur on that day.

MATTERS AFFECTING REDEMPTION

      REDEMPTION BY MAIL. A written request for redemption must be received by BB&T Funds in order to constitute a valid tender for redemption from an Individual Retirement Account ("IRA"). Also, the signature on the written request must be guaranteed by a bank, broker, dealer, credit union, securities exchange, securities association, clearing agency or savings association, as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 if (a) a redemption check is to be payable to anyone other than the Owner(s) of record or (b) a redemption check is to be mailed to the Owner(s) at an address other than the address of record or (c) the Owner(s) address of record has changed within the last ten business days or (d) the redemption proceeds are being transferred to another Fund account with a different registration or (e) the redemption proceeds are being wired to bank instructions currently not on the account. The Distributor reserves the right to reject any signature guarantee if
(1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. Proceeds may be mailed to the address of record or sent electronically or mailed to a previously designated bank account without a signature guarantee. See "Redemption by Telephone" for further discussion on sending proceeds to your bank account.

      REDEMPTION BY TELEPHONE. Shares may be redeemed by telephone if the Shareholder selected that option on the Account Registration Form. A Shareholder may have the proceeds mailed to the address of record or sent electronically or mailed directly to a domestic commercial bank account previously designated by the Shareholder on the Account Registration Form. Under most circumstances, such payments will be transmitted on the next Business Day following receipt of a valid request for redemption. Such electronic redemption requests may be made by the Shareholder by telephone to the Transfer Agent. The Transfer Agent may reduce the amount of a wire redemption payment by its then-current wire redemption charge. Such charge is currently being waived. There is no charge for having payment of redemption requests mailed or sent via the Automated Clearing House to a designated bank account. For telephone redemptions, call BB&T Funds at (800) 228-1872. If not selected on the Account Registration form, the Shareholder will automatically receive telephone redemption privileges. None of the Distributor, BB&T Funds' transfer agent, BB&T or BB&T Funds will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with BB&T Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. BB&T Funds will employ procedures designed to provide reasonable assurance that instructions communicated by telephone are genuine; if these procedures are not followed, BB&T Funds may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and a shareholder's account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, Shareholders may also mail the redemption request to BB&T Funds.

      BB&T Funds may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the New York Stock Exchange (the "Exchange") is restricted by applicable rules and regulations of the Securities and Exchange Commission, (b) the Exchange is closed for other than customary weekend and holiday closings, (c) the Securities and Exchange Commission has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by BB&T Funds of securities owned by it is not reasonably practical or (ii) it is not reasonably practical for the Company to determine the value of its total net assets.

      BB&T Funds may redeem any class of Shares involuntarily if redemption appears appropriate in light of BB&T Funds' responsibilities under the 1940 Act.

      AUTO WITHDRAWAL PLAN. BB&T Funds Auto Withdrawal Plan enables Shareholders to make regular redemptions of Class A Shares, Class B Shares, and Class C Shares of a Fund. With Shareholder authorization, BB&T Funds' transfer agent will automatically redeem Class A Shares, Class B Shares, and Class C Shares at the net asset value of the applicable Fund on the dates of withdrawal and have the amount specified transferred according to the instructions of the Shareholder.

      Purchase of additional Class A Shares concurrent with withdrawals may be disadvantageous to certain Shareholders because of tax liabilities.

      To participate in the Auto Withdrawal Plan, Shareholders should complete a supplemental sign-up form that can be acquired by calling the Distributor. For a Shareholder to change the Auto Withdrawal instructions or to discontinue the feature, the request must be made in writing to BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533. The Auto Withdrawal Plan may be amended or terminated without notice at any time by the Distributor.

      PAYMENTS TO SHAREHOLDERS. Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within seven days after receipt by the Distributor of the request for redemption. However, to the greatest extent possible, BB&T Funds will attempt to honor requests from Shareholders for next Business Day payments upon redemptions of Shares if the request for redemption is received by the Transfer Agent before the last Valuation Time on a Business Day or, if the request for redemption is received after the last Valuation Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to BB&T Funds or the Shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner. The Prime Money Market Fund and the U.S. Treasury Fund will attempt to honor requests from its Shareholders for same day payment upon redemption of Shares if the request for redemption is received by the Transfer Agent before 12:00 noon Eastern Time, on a Business Day or, if the request for redemption is received after 12:00 noon Eastern Time, to honor requests for payment on the next Business Day, unless it would be disadvantageous to the Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

      REDEMPTION FEES. Shares of a BB&T Fund, with the exception of the BB&T Money Market Funds, sold or exchanged for shares of another BB&T Fund within 30 days of the date of purchase will be charged a 2.00% redemption fee on the current net asset value of the shares sold or exchanged. This redemption fee is paid to the BB&T Funds to offset the costs associated with market timing. This redemption fee will not be imposed on omnibus accounts whose trading activity is not related to market timing. While the BB&T Funds will attempt to impose redemption fees on the underlying account holders of the omnibus accounts, there can be no guarantee that the Funds will be successful in doing so. The Funds do not have in place any arrangements to permit any person to engage in market timing in the Funds.

                           ADDITIONAL TAX INFORMATION

      TAXATION OF THE FUNDS. Each Fund will be treated as a separate entity for federal income tax purposes. It is the policy of each Fund of BB&T Funds to qualify for the favorable tax treatment accorded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following such policy, each Fund of BB&T Funds expects to eliminate or reduce to a nominal amount the federal income taxes to which such Fund may be subject. Regulated investment companies are subject to a federal excise tax if they do not distribute substantially all of their income on a timely basis. Each Fund intends to avoid paying federal income and excise taxes by timely distributing substantially all its net investment income and net realized capital gains.

      In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things,
(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities, and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) each year distribute at least 90% of its dividend, interest (including tax-exempt interest), and certain other income and the excess, if any, of its net short-term capital gains over its net long-term capital losses; and (c) diversify its holdings so that, at the end of each fiscal quarter (i) at least 50% of the market value of its assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

      Pursuant to the American Jobs Creation Act of 2004 (the "AJC Act"), signed by President Bush on October 22, 2004, regulated investment companies may now derive income from qualified publicly traded partnerships and still qualify as regulated investment companies. The Code defines qualified publicly traded partnerships to be any partnership that is traded on an established securities market or readily tradable on a secondary market other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditional permitted mutual fund income; most of the publicly traded partnerships involved in energy production or transportation should meet this definition. The AJC Act provides that for taxable years of a regulated investment company beginning after October 22, 2004, net income derived from an interest in certain "qualified publicly traded partnerships" will be treated as qualifying income for purposes of the 90% gross income requirement in paragraph
(a) above, and in addition to the diversification requirements in paragraph (c) above, no more than 25% of a regulated investment company's assets may be invested in the securities of one or more qualified publicly traded partnerships. In addition, the separate treatment for publicly traded partnerships under the passive loss rules of the Code applies to a regulated investment company holding an interest in a qualified publicly traded partnership with respect to items attributable to such interest.

      A non-deductible excise tax is imposed on regulated investment companies that do not distribute in each calendar year (regardless of whether they have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined) for the calendar year plus 98% of their capital gain net income for the 1-year period ending on October 31 of such calendar year plus any undistributed amounts from prior years. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year by a Fund were less than the required amount, the Fund would be subject to a non-deductible excise tax equal to 4% of the deficiency. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

      Although each Fund expects to qualify as a "regulated investment company" (a "RIC") and to be relieved of all or substantially all federal income taxes, depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded a RIC, all of its taxable income will be subject to federal income tax at regular corporate rates at the Fund level (without any deduction for distributions to its Shareholders). In addition, all distributions to Shareholders from earnings and profits will be taxed as ordinary income, even if the distributions are attributable to capital gains or exempt interest earned by the Fund. Furthermore, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

      DISTRIBUTIONS. Distributions from a Fund (other than exempt-interest dividends, as discussed below) are generally taxable to Shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a Shareholder owned his or her shares. Distributions of each Fund's net capital gains from the sale of investments that such Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains (generally subject to a 15% tax rate, with lower rates applying to taxpayers in the 10% and 15% rate brackets, through December 31, 2008), and are not eligible for the dividends received deduction. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

      Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular Shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

      Any distributions that are not from a Fund's investment company taxable income or net capital gains may be characterized as a return of capital to Shareholders or, in some cases, as capital gain. A return of capital is not taxable, but it reduces the Shareholder's tax basis in his or her shares, thus reducing any loss or increasing any gain on subsequent taxable disposition by each Shareholder of his or her shares.

      For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

      In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such Fund's shares. In any event, if the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of the Fund's dividends (other than property designated as capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. The BB&T Bond Funds and the BB&T Money Market Funds do not expect a significant portion of their distributions to be derived from qualified dividend income.

      Certain dividends paid by a Fund, and so-designated by such Fund, may qualify for the 70% dividends received deduction for corporate shareholders. A corporate shareholder will only be eligible to claim the dividends received deduction with respect to a dividend from a Fund if the Shareholder held its shares on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. The Funds do not expect any distributions to qualify for the dividends received deduction.

      A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

      Distributions are taxable to a Shareholder of a Fund even if they are paid from income or gains earned by the Fund prior to the Shareholder's investment (and thus were included in the price paid by the Shareholder). The tax treatment of dividends and distributions will be the same whether a Shareholder reinvests them in additional shares or elects to receive them in cash.

      Distributions from capital gains are generally made after applying any capital loss carryovers.

      Dividends are generally taxable in the taxable year received. However, dividends declared in October, November or December to Shareholders of record during such a month and paid during the following January are treated for tax purposes as if they were received by each Shareholder on December 31 of the year in which the dividends were declared. Shareholders will be advised at least annually as to the amount and federal income tax character of distributions made during the year.

      EXEMPT-INTEREST DIVIDENDS. A Fund will be qualified to pay exempt-interest dividends to its Shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligation the interest on which is exempt from federal income tax. Such dividends will not exceed, in the aggregate, the net interest a Fund receives during the taxable year from securities exempt from regular federal income tax. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Fund and properly designated as an exempt-interest dividend in a notice mailed to Shareholders after the close of the Fund's taxable year. Generally, exempt-interest dividends will be excluded from gross income for federal income tax purposes. However, exempt-interest dividends attributable to investments in certain "private activity" bonds will be treated as tax preference items in computing the alternative minimum tax. Also, a portion of all other exempt-interest dividends earned by a corporation may be subject to the alternative minimum tax.

      If a Shareholder receives an exempt-interest dividend with respect to any share held by the Shareholder for six months or less, any loss or the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. In certain limited instances, the portion of Social Security or Railroad Retirement benefits that may be subject to federal income taxation amy be affected by the amount of tax-exempt interest income, including exempt-interest dividends, received by the Shareholder.

      Part or all of the interest on indebtedness, if any, incurred or continued by a Shareholder to purchase or carry shares of a Fund paying exempt-interest dividends is not deductible. The portion of interest that is not deductible is equal to the total interest paid or accrued on the indebtedness, multiplied by the percentage of the Fund's total distributions of exempt-interest dividends (not including distributions from net long-term capital gains) paid to the Shareholder. Under rules used by the Internal Revenue Service to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

      In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any Shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business, and whose gross revenues derived with respect to the facilities financed by the issuance of bonds represent more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities, or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related person" includes certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders. Each Shareholder who may be considered a "substantial user" should consult a tax adviser with respect to whether exempt-interest dividends would retain the exclusion under Section 103 of the Code if the Shareholder were treated as a "substantial user" or a "related person."

      If a tax-exempt Fund makes a distribution in excess of its net investment income and net realized capital gains, if any, in any taxable year, the excess distribution will be treated as ordinary dividend income (not eligible for tax-exempt treatment) to the extent of the Fund's current and accumulated "earnings and profits" (including earnings and profits arising from tax-exempt income, and also specifically including the amount of any non-deductible expenses arising in connection with such tax-exempt income).

      Dividends received by a Shareholder of a Fund that are derived from such Fund's investments in U.S. Government Securities may not be entitled to the exemption from state and local income taxes that would be available if the Shareholder had purchased U.S. Government Securities directly. Depending upon the extent of their activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located, or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. Shareholders are advised to consult their tax adviser concerning the application of state and local taxes to distributions received from a Fund.

      Dividends that are derived from interest on a Fund's investments in U.S. Government Securities and that are received by a Shareholder who is a Georgia, Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia resident are currently eligible for exemption from those states' income taxes. Such dividends may be eligible for exemption from the state and local taxes of other jurisdictions as well, although state and local tax authorities may not agree with this view. However, in Georgia, Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia as well as in other states, distributions of income derived from repurchase agreements and securities lending transactions generally will not qualify for exemption from state and local income taxes.

      SELLING SHARES. Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a Shareholder will realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the Shareholder's hands, and will be long-term or short-term generally depending upon the Shareholder's holding period for the shares. The tax rate generally applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or
(ii) for taxable years beginning on or before December 31, 2008, 15% for gains recognized on the sale of capital assets held for more than one year (as well as capital gain dividends). For taxable years beginning after December 31, 2008, long-term capital gains will generally be taxed at a maximum capital gain rate of 20% to non-corporate Shareholders (or 10% in the case of such Shareholders in the 10% or 15% tax bracket). Long-term capital gains from capital assets (including Fund shares) held by a non-corporate Shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%).

      If a Shareholder sells Fund shares at a loss within six months of purchase, any loss will be disallowed for Federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the Shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis for the newly purchased shares will be adjusted to reflect the disallowed loss.

      Under Treasury regulations, if a Shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual Shareholder, or $10 million or more for a corporate Shareholder, the Shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct Shareholder of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, Shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

      BACKUP WITHHOLDING. Each Fund of BB&T Funds generally is required to withhold and remit to the U.S. Treasury a percentage of the proceeds of share sales, exchanges, or redemptions made by, and the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

      In order for foreign investors in order to qualify for exemption from the back-up withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers with respect to this regard.

      HEDGING. A Fund's transactions in futures contracts, options, and foreign-currency-denominated securities, and certain other investment and hedging activities of the Fund, will be subject to special tax rules (including "mark-to-market," "straddle," "wash sale," "constructive sale," and "short sale" rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's assets, convert short-term capital losses into long-term capital losses, convert long-term capital gains into short-term capital gains, and otherwise affect the character of the Fund's income. These rules could therefore affect the amount, timing, and character of distributions to Shareholders. Income earned as a result of these transactions would, in general, not be eligible for the dividends received deduction or for treatment as exempt-interest dividends when distributed to Shareholders. Each Fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the Fund.

      A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income (or, in the case of a tax-exempt Fund, the sum of its net tax-exempt and taxable income). If the Fund's book income exceeds its taxable income (or in the case of a tax-exempt Fund, its tax-exempt income) the distribution, if any, of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter as
a return of capital to the extent of the recipient's basis in the shares, and
(iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income (or, in the case of a tax-exempt Fun, the sum of its net tax-exempt and taxable income) the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

      FOREIGN TAXES, FOREIGN CURRENCY-DENOMINATED SECURITIES AND RELATED HEDGING TRANSACTIONS. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. However, if more than 50% of a Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Because a Fund of Funds cannot pass through credits or deductions for foreign taxes paid, the Funds of Funds do not intend to make this election if it is available.

      A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

      Equity investments by a Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. For tax years of foreign corporations beginning after December 31, 2004, and tax years of U.S. shareholders with or within which such tax years of foreign corporations end, dividends paid by PFICs will be eligible to be treated as "qualified dividend income;" prior to said tax years, dividends paid by PFICs will not be so eligible.

      In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property,
(3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States).

      A "passive foreign investment company" is any foreign corporation: (i) 75 percent of more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

      NON-U.S. SHAREHOLDERS. The American Jobs Creation Act of 2004 (the "Act"), signed by President Bush on October 22, 2004 modifies the tax treatment of certain distributions from the Funds to foreign persons. Under the Act, effective for taxable years of the Funds beginning after December 31, 2004 and before January 1, 2008, the Funds will no longer be required to withhold any amounts with respect to distributions of net short-term capital gains in excess of net long-term capital losses that the Funds properly designate nor with respect to distributions of U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person. In addition, the Act modifies the tax treatment of distributions from a Fund that are attributable to gain from "US real property interests" ("USRPIs"), which the Code defines to include direct holdings of US real property and interests (other than solely as a creditor) in "US real property holding corporations" such as REITs. Notably, the Code deems any corporation that holds USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's US and foreign real property assets and other assets used or held for use in a trade or business to be a US real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the testing period. Under the new law, which is generally effective for dividends with respect to tax years of RICs beginning after December 31, 2004, the distribution of gains from USRPIs will be subject to withholding of US federal income tax at a rate of 35% when made to a foreign shareholder and will give rise to an obligation for that foreign shareholder to file a US tax return. To the extent a distribution to a foreign shareholder is attributable to the gains recognized by a REIT, or until December 31, 2007, a RIC, from its sale or exchange of a USRPI, the Code treats that gain as recognized by the foreign shareholder and not the REIT or RIC. As such, that foreign shareholder's gain triggers withholding obligations for the REIT or RIC and US tax filing obligations for the foreign shareholder. However, a USRPI does not include sales of interests in a REIT or RIC that is less than 50% owned by foreign persons at all times during the testing period. Further, a distribution by a REIT with respect to any class of stock which is regularly traded on an established US securities market shall not be treated as gain recognized from the sale or exchange of a USRPI if the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. These provisions will first apply to the Funds in their taxable years beginning October 1, 2005.

      Information set forth in the Prospectuses and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting U.S. purchasers of Shares of BB&T Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation (especially with respect to foreign, state or local taxation). In addition, the tax discussion in the Prospectuses and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectuses and this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

Special tax rules apply to investments through defined contribution plans and other tax-qualified retirement plans. Shareholders should consult their tax advisers to determine the suitability of shares of BB&T Funds as an investment through such plans and the precise effect on an investment on their particular tax situation.

      ADDITIONAL TAX INFORMATION CONCERNING THE FUNDS OF FUNDS.

      A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund-of-funds structure can therefore affect the amount, timing and character of distributions to shareholders.

      Depending on a Fund of Fund's percentage ownership in an underlying fund, both before and after a redemption of shares of an underlying fund, the Fund of Funds may be treated as not receiving capital gain income on the amount by which the distribution exceeds the tax basis of the Fund of Funds in the shares of the underlying fund, but rather as receiving a dividend. Such a distribution may be treated as qualified dividend income and thus be eligible to be taxed at the rates applicable to long-term capital gain. However, dividends of a Fund of Funds may not be eligible for treatment as qualified dividend income unless the holding period and other requirements for such treatment are met by both the Fund of Funds and the underlying fund, as well as by the Shareholder. If qualified dividend income treatment is not available, the distribution may be taxed at ordinary income rates. This could cause Shareholders of the Fund of Funds to recognize higher amounts of ordinary income than if the Shareholders had held the shares of the underlying funds directly.

      Although each Fund of Funds may itself be entitled to a deduction for foreign taxes paid by a Fund in which such Fund of Funds invests, it will not be able to pass any such credit or deduction through to their own Shareholders. Funds of Funds cannot pass through to their Shareholders exempt-interest dividends. Accordingly, the Funds of Funds are not likely to invest in underlying Funds that invest substantially in tax-exempt obligations and that pay exempt-interest dividends.

      The foregoing is only a general description of the federal tax consequences of a fund of funds structure. Accordingly, prospective purchasers of shares of a Fund of Funds are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state, local and foreign taxes.

ADDITIONAL TAX INFORMATION CONCERNING THE INTERNATIONAL EQUITY FUND

      Dividends and certain interest income earned by the International Equity Fund from foreign securities may be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it on securities it has held for at least the minimum period specified in the Code, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. It is possible that the International Equity Fund will make this election in certain years. The remaining Funds do not expect to be eligible to make this election. If the Fund makes the election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled either (a) to credit a proportionate amount of such taxes against a shareholder's U.S. Federal income tax liabilities, so long as the shareholder held the Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 other days during the 30-day period surrounding the ex-dividend date, or (b) if a shareholder itemizes deductions, to deduct such proportionate amounts from U.S. Federal taxable income. Although a Fund of Funds may itself be entitled to a deduction for such taxes paid by a Fund in which the Fund of Funds invests, the Fund of Funds will not be able to pass any such credit or deduction through to its own shareholders.

      Fund transactions in foreign currencies and hedging activities may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of the foreign currency concerned. In addition, such activities will likely produce a difference between book income and taxable income. This difference may cause a portion of a Fund's income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a RIC for tax purposes.

ADDITIONAL TAX INFORMATION CONCERNING THE TAX-FREE BOND FUNDS

      As indicated in the Prospectuses, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund are designed to provide Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia Shareholders, respectively, with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Tax-Free Bond Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, so-called Keogh or H.R. 10 plans, and individual retirement accounts. Such plans and accounts are generally tax-exempt and, therefore, would not realize any additional benefit from the dividends of the Tax-Free Bond Funds being tax-exempt, and such dividends would be ultimately taxable to the beneficiaries of such plans and accounts when distributed to them.

      The portions of dividends paid for each year that are exempt from federal, and Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income tax, respectively, will be designated within 60 days after the end of a Fund's taxable year and will be based for each of the Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia Funds upon the ratio of net tax-exempt income to total net income earned by the Fund during the entire year. That ratio may be substantially different from the ratio of net tax-exempt income to total net income earned during any portion of the year. Thus, a Shareholder who holds Shares in either Fund for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net income actually earned by the Fund while he or she was a Shareholder.

      Regarding the Kentucky Fund, Fund shares are currently exempt from the Kentucky tax on intangible property. The Kentucky Supreme Court has held that corporate shares are not subject to the Kentucky intangible property tax because of an exemption for shares of certain corporations with in-state activities which the Court held to violate the Commerce Clause of the U.S. Constitution. The Kentucky Revenue Cabinet has announced that, in light of the ruling, it will not, as a matter of policy, require that the Kentucky intangible property tax be paid on any portion of the value of shares of any mutual fund. Previously the Cabinet had required owners of shares of mutual funds to pay tax on the portion of their share value representing underlying fund assets not exempt from the tax. The Cabinet could change this policy in the future. The Kentucky General Assembly could re-enact the intangible tax on corporate shares and other similar securities without the exemption found objectionable by the Court. There is no assurance that the Fund shares will remain free from the Kentucky intangible property tax.

      Distributions from the North Carolina Fund will not be subject to North Carolina income tax if made to individual Shareholders residing in North Carolina or to trusts or estates subject to North Carolina income tax to the extent such distributions are either (i) attributable to interest on obligations of North Carolina or its political subdivisions, or Guam, Puerto Rico, or the United States Virgin Islands, including the governments thereof and their agencies, instrumentalities and authorities, or (ii) attributable to interest on direct obligations of the United States.

      Distributions from the South Carolina Fund will not be subject to South Carolina income tax if made to individual Shareholders residing in South Carolina or to trusts or estates subject to South Carolina income tax to the extent such distributions are either (i) attributable to interest on obligations of South Carolina or its political subdivisions, including any agencies, instrumentalities and authorities thereof, or (ii) attributable to interest on direct obligations of the United States. However, distributions from the South Carolina Fund may be subject to certain estate transfer and bank transfer taxes by South Carolina.

      Distributions from the Virginia Fund will not be subject to Virginia income tax if the Virginia Fund pays distributions to Shareholders that it derived from interest on debt obligations of Virginia or its political subdivisions, debt obligations of the United States excludable from Virginia income tax under the laws of the United States, or debt obligations of Puerto Rico, Guam, or the Virgin Islands, which debt obligations are backed by the full faith and credit of the borrowing government.

      Distributions from the West Virginia Fund will not be subject to West Virginia income tax if the West Virginia Fund pays distributions to Shareholders that it derived from interest on debt obligations of West Virginia or its political subdivisions or debt obligations of the United States and some of its authorities, commissions, or instrumentalities.

      Distributions designated by the Funds as "exempt-interest dividends" are not generally subject to federal income tax. However, if the Shareholder receives Social Security or railroad retirement benefits, the Shareholder should consult his or her tax adviser to determine what effect, if any, an investment in a Fund may have on the taxation of such benefits.

      Dividends derived from interest income from certain types of securities in which the Tax-Free Bond Funds may invest, may subject individual and corporate investors to liability under the federal alternative minimum tax. As a matter of policy, under normal market conditions, not more than 10% of a Fund's total assets will be invested in securities the interest on which is treated as a preference item for purposes of the federal alternative minimum tax for individuals. To the extent the Tax-Free Bond Funds invest in securities the interest on which is subject to federal alternative minimum tax, Shareholders, depending on their tax status, may be subject to alternative minimum tax on that part of the Fund's distributions derived from those securities. Interest income on all Tax-Exempt Obligations is included in "adjusted current earnings" for purposes of computing the federal alternative minimum tax applicable to corporate Shareholders of the Tax-Free Bond Funds.

      Under the Code, if a Shareholder receives an exempt-interest dividend with respect to any Share and such Share is held for six months or less, any loss on the sale or exchange of such Share will be disallowed for Kentucky, Maryland, North Carolina, South Carolina, Virginia, West Virginia and federal income tax purposes to the extent of the amount of such exempt-interest dividend, even though, in the case of Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia, some portion of such dividend actually may have been subject to Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income tax. Although the Treasury Department is authorized to issue regulations reducing such period to as short as 31 days for RICs that regularly distribute at least 90% of their net tax-exempt interest, no such regulations have been issued as of the date of this Statement of Additional Information.

      The Tax-Free Bond Funds may at times purchase Tax-Exempt Obligations at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in a Fund's ordinary income and will be taxable to Shareholders as such when it is distributed to them.

      To the extent dividends paid to Shareholders are derived from taxable income (for example, from interest on certificates of deposit, market discount, securities lending transactions or repurchase agreements), or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares. Distributions by the Tax-Free Bond Funds of net gains on securities held for more than one year are taxable to Shareholders as such, regardless of how long the Shareholder has held Shares in a Tax-Free Bond Fund, except that distributions which are directly attributable to gains from certain obligations of the State of North Carolina and its political subdivisions that were issued before July 1, 1995 are exempt from North Carolina State income tax. Distributions will be taxable as described above even if the net asset value of a Share in a Tax-Free Bond Fund is reduced below the Shareholder's cost of that Share by the distribution of income or gain realized on the sale of securities and the distribution is, as an economic matter, a return of capital. If a shareholder purchases mutual fund shares, receives a capital gain dividend (or is credited with an undistributed capital gain) and then sells the shares at a loss within 6 months after purchasing the shares, the loss is treated as a long-term capital loss to the extent of the capital gain dividend (or undistributed capital gain).

      Part or all of the interest on indebtedness incurred by a Shareholder to purchase or carry Shares of the the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, or the West Virginia Fund is not deductible, or requires a modification increasing adjusted gross income, for federal, Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia income tax purposes. The portion of interest that is not deductible for federal income tax purposes is equal to the total interest multiplied by the percentage of the Fund's total distributions (not including distributions from net long-term capital gains) paid to the Shareholder that are exempt-interest dividends. It is anticipated that none of the distributions from a Tax-Free Bond Fund will be eligible for the dividends received deduction for corporations.

      In addition, the Tax-Free Bond Funds may not be tax-exempt investments for Shareholders who are "substantial users" of facilities financed by private activity bonds or "related persons" thereof.

      The Code permits a RIC which invests at least 50% of its total assets in Tax-Exempt Obligations to pass through to its investors, tax-free, net Tax-Exempt Obligations interest income. The policy of the Tax-Free Bond Funds is to pay each year as dividends substantially all the Fund's Tax-Exempt Obligations interest income net of certain deductions. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Tax-Free Bond Funds and designated as an exempt-interest dividend in a written notice mailed to Shareholders within sixty days after the close of the Fund's taxable year, but not to exceed in the aggregate the net Tax-Exempt Obligations interest received by the Fund during the taxable year. The percentage of the total dividends paid for any taxable year which qualifies as federal exempt-interest dividends will be the same for all Shareholders receiving dividends from the Tax-Free Bond Funds, respectively, during such year, regardless of the period for which the Shares were held.

      While the Tax-Free Bond Funds do not expect to realize any significant amount of long-term capital gains, any net realized long-term capital gains will be distributed annually. The Tax-Free Bond Funds will have no tax liability with respect to such distributed gains, and the distributions will be taxable to Shareholders as net gains on securities held for more than one year regardless of how long a Shareholder has held the Shares of a Tax-Free Bond Fund. Such distributions will be designated as a capital gains dividend in a written notice mailed by the Tax-Free Bond Funds to their respective Shareholders within sixty days after the close of each Fund's taxable year.

      Distributions of exempt-interest dividends, to the extent attributable to interest on Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia Tax-Exempt Obligations and to interest on direct obligations of the United States (including territories thereof), are not subject to, or result in adjustments decreasing, Kentucky, Maryland, North Carolina, South Carolina, Virginia, or West Virginia (respectively) individual or corporate income tax. However, distributions from the South Carolina Fund may be subject to certain estate transfer and bank transfer taxes by South Carolina. Distributions of gains attributable to certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, distributions of gains attributable to such types of obligations that were issued after June 30, 1995 will be subject to North Carolina individual or corporate income tax. Distributions of gains attributable to obligations of the State of South Carolina are subject to South Carolina individual and corporate income tax. Individuals who are shareholders in West Virginia cannot reduce their West Virginia AGI for any portion of interest or dividends received from the Fund derived from income on obligations of any state, or political subdivision thereof, other than West Virginia, regardless of any Federal law exemption, such as that accorded "exempt-interest dividends;" and they must increase their West Virginia Adjusted Gross Income ("AGI") by the amount of such interest or dividend income. Also, an individual who is a shareholder must increase his West Virginia AGI by interest on indebtedness incurred (directly or indirectly) to purchase or hold shares of the Fund to the extent such interest was deductible in determining Federal AGI. The sale, exchange, or redemption of Fund shares is subject to the West Virginia income tax to the extent the gain or loss therefrom affects the determination of the shareholder's Federal AGI.

      While the Tax-Free Bond Funds do not expect to earn any significant amount of investment company taxable income, taxable income earned by the Tax-Free Bond Funds will be distributed to their respective Shareholders. In general, the investment company taxable income will be the taxable income of each Fund (for example, short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gains for the taxable year over the net short-term capital loss, if any, for such year. Any such income will be taxable to Shareholders as ordinary income (whether paid in cash or additional Shares).

      As indicated in the Prospectuses, the Funds may acquire puts with respect to Tax-Exempt Obligations held in the portfolios. See "INVESTMENT OBJECTIVES AND POLICIES - Additional Information on Portfolio Instruments - Puts" in this Statement of Additional Information. The policy of the Tax-Free Bond Funds is to limit the acquisition of puts to those under which the Fund will be treated for federal income tax purposes as the owner of the Tax-Exempt Obligations acquired subject to the put and the interest on the Tax-Exempt Obligations will be tax-exempt to the Fund. Although the Internal Revenue Service has issued a published ruling that provides some guidance regarding the tax consequences of the purchase of puts, there is currently no guidance available from the Internal Revenue Service that definitively establishes the tax consequences of many of the types of puts that the Tax-Free Bond Funds could acquire under the 1940 Act. Therefore, although the Tax-Free Bond Funds will only acquire a put after concluding that such put will have the tax consequences described above, the Internal Revenue Service could reach a different conclusion from that of the Tax-Free Bond Funds. If a Tax-Free Bond Fund were not treated as the owners of the Tax-Exempt Obligations, income from such securities would probably not be tax exempt.

      The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of Shares of the Tax-Free Bond Funds. No attempt has been made to present a detailed explanation of the Federal or state income tax treatment of the Tax-Free Bond Funds or their Shareholders and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential purchasers of Shares of the Tax-Free Bond Funds are urged to consult their tax advisers with specific reference to their own tax situation. In addition, the foregoing discussion is based on tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN KENTUCKY TAX-EXEMPT OBLIGATIONS

      The concentration of investments in Kentucky Tax-Exempt Obligations by the Kentucky Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of Kentucky and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Kentucky Fund and its portfolio securities. This section briefly describes current economic trends in Kentucky and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of Kentucky Tax-Exempt Obligations and other sources that are generally available to investors, including the Comprehensive Annual Financial Report of the Commonwealth of Kentucky for the Fiscal Year Ended June 30, 2003. No independent verification has been made of the following information.

      The Kentucky economy was heavily impacted by the deterioration of the national economy. Even though Kentucky's economic base had diversified over much of the 1990s, the strong reliance on manufacturing jobs hurt employment and income. Total nonagricultural employment fell slightly in fiscal year 2003, while employment in manufacturing declined by 3.4%. Kentucky's nonagricultural employment is expected to increase by just 0.5 percent in fiscal year 2004.

      Fiscal year 2003, which ended June 30, 2003, like fiscal year 2002 was marked by revenue shortfalls and corresponding budget cutbacks reflecting a weakened national and state economy. Kentucky's General Fund revenues for fiscal year 2003, however, increased to $6,783.5 million from $6,560.2 for fiscal year 2002.

      In March of 2003, the General Assembly enacted Kentucky's 2002-2004 biennial budget. Prior to that time, both the executive and judicial branches of government had operated under spending plans promulgated as executive orders by the Governor and the Chief Justice, respectively. This was unprecedented in Kentucky's history.

      The enactment of the 2002-2004 biennial budget incorporated, in large part, actions undertaken under the spending plans and approved a significant capital finance program financed with bonds for schools and local water and sewer projects. Moreover, the General Assembly formally appropriated the funds required for expenditures previously approved by the Governor. This measure essentially ratified the actions undertaken in the spending plans.

      The budget enacted by the 2003 Session of the General Assembly effected further reductions in spending authority for most state agencies in both fiscal year 2003 and fiscal year 2004 - with important exceptions, the most significant of which was for elementary and secondary education. This action was taken in recognition of a continued deterioration in revenue collections as compared with the estimates upon which the spending plans had been predicated. The most recent estimates are for a deficit of $302 million based on the current budget for fiscal year 2004. The Governor is implementing a series of budget cuts and other actions to balance the budget by the end of the fiscal year as required by law.

      In October 2002, S&P lowered Kentucky's issuer credit rating from AA to AA- and the rating on Kentucky's General Fund appropriation-backed debt from AA-to A+. S&P also lowered the Kentucky Infrastructure Authority's moral obligation pledge from A to A-. A continuing economic decline, depending on its severity, could impact the ability of Kentucky issuers to pay debt service.

      The municipal securities of many states and their agencies and political subdivisions constitute general obligations of the state itself or of an agency or political subdivision of the state which holds substantial assets. This is not the case with respect to securities issued by Kentucky and its agencies and has not been the case with respect to Kentucky political subdivisions until recent years. Municipal securities in Kentucky have generally been issued by public entities which are created primarily for that purpose and which have no substantial assets, with the real source of funds for repayment being restricted to either revenues from the property financed by the municipal security or rentals due from another public entity which has an enforceable obligation to pay rent to the issuer on only a short-term basis. In 1994, Kentucky's constitution was amended to allow local governmental entities in Kentucky to issue general obligation debt instruments subject to certain limitations. General obligation securities of Kentucky, however, must be authorized by a two-thirds vote of the electorate of the issuer, and there are none outstanding at present.

      The Fund is not required to invest any particular percentage of its assets in Kentucky Municipal Securities, which are general obligations of issuers with substantial assets.

      Overview of Commonwealth of Kentucky's Debt Authorities. Kentucky's indebtedness is classified as either appropriation supported debt or non-appropriation supported debt.

      Appropriation supported debt carries the name of Kentucky and it either
(i) a general obligation of Kentucky or (ii) a project revenue obligation of one of its debt-issuing agencies or entities created by the Kentucky General Assembly to finance various projects which is subject to state appropriation for all or a portion of the debt service on the bonds.

      General obligation bonds pledge the full faith, credit and taxing power of Kentucky for the repayment of the debt. The Kentucky Constitution requires voter approval by general referendum prior to the issuance of general obligation bonds in amounts exceeding $500,000. Kentucky has not issued general obligation bonds since 1966, and Kentucky has no general obligation bonds outstanding.

      Project revenue notes and bonds are issued by various debt issuing authorities of Kentucky. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. The revenues produced by the projects funded by the debt are pledged as security for repayment of the debt. Project revenues are not a direct obligation of Kentucky. Project revenues are, in some cases, derived partially or solely from biennial appropriations of the Kentucky General Assembly. In other cases, the direct revenues generated from the project funded constitute the entire source of payment.

      Non-appropriation or moral obligation debt carries the name of Kentucky for the benefit and convenience of other entities or agencies within Kentucky. The bonds are special obligations of the issuer, secured and payable solely from the sources pledged for the payment thereof and do not constitute a debt, liability, obligation or a pledge of the faith and credit of Kentucky. The General Assembly does not intend to appropriate any funds to fulfill the financial obligations represented by these types of bonds. In the event of a shortfall, however, the issuer generally covenants to request from the Governor and the General Assembly sufficient amounts to pay debt service.

      Default Record. Neither Kentucky nor any of its agencies have ever defaulted in the payment of principal or interest on general obligation indebtedness or project revenue obligations.

      Debt Issuing Entities of Kentucky. The following entities are active issuers of debt in Kentucky: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky, Kentucky Housing Corporation, Kentucky Infrastructure Authority, Kentucky Higher Education Student Loan Corporation, School Facilities Construction Commission, Kentucky Economic Development Finance Authority, Kentucky Local Correctional Facilities Construction Authority, and the State Universities (consisting of nine universities). The ratings on each issuer vary.

      The Kentucky Housing Corporation and the Kentucky Higher Education Student Loan Corporation issue obligations to finance projects that are not repaid by governmental appropriations. The General Assembly has placed specific debt limitations on the principal debt outstanding of the Kentucky Housing Corporation ($2.5 billion), and the Kentucky Higher Education Student Loan

Corporation ($950 million). The following issuers cannot incur debt without prior approval of the projects and appropriation of debt service by the General
Assembly: State Property and Buildings Commission, Kentucky Asset/Liability Commission, Turnpike Authority of Kentucky and the nine state universities. The School Facilities Construction Commission cannot incur debt without appropriation of debt service by the General Assembly. The Kentucky Infrastructure Authority, in its revolving fund programs, cannot incur debt without appropriation of debt service. Without legislative approval, other programs of the Kentucky Infrastructure Authority are limited to $500,000,000 of debt outstanding. The debt of the Kentucky Local Correctional Facilities Construction Authority is limited to the level of debt service supported by collected court fees. Currently, no debt limitation exists for the Kentucky Economic Development Finance Authority which issues industrial development bonds on behalf of industries, hospitals and commercial enterprises

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MARYLAND TAX-EXEMPT OBLIGATIONS

      The concentration of investments in Maryland Tax-Exempt Obligations by the Maryland Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of Maryland and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Maryland Fund and its portfolio securities. This section briefly describes current economic trends in Maryland, and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of Maryland Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.

      The Maryland Funds' concentration in the debt obligations of one state carries a higher risk than a portfolio that is more geographically diversified. In addition to State of Maryland general obligation bonds and debt issued by state agencies, the Fund will invest in local issues, lease bond obligations, and revenue bonds, the credit quality and risk of which will vary according to each security's own structure and underlying economics.

      DEBT. The State of Maryland and its local governments issue two basic types of debt, with varying degrees of credit risk: general obligation bonds backed by the unlimited taxing power of the issuer and revenue bonds secured by specific pledged fees or charges for a related project. Included within the revenue sector are tax-exempt lease obligations that are subject to bond annual appropriations of a governmental body, usually with no implied tax or specific revenue pledge.

      The State of Maryland disclosed in its fiscal year 2001 Comprehensive Annual Financial Report (CAFR) dated June 30, 2001, that it has approximately $3.5 billion in general obligation bonds outstanding and an additional $1.8 billion in other long-term debt. As of May 17, 2002, general obligation debt of the State of Maryland is rated Triple-A by Moody's, S&P, and Fitch. There is no general debt limit imposed by the state constitution or public general laws. The state constitution imposes a 15-year maturity limit on state general obligation bonds. Although voters approved a constitutional amendment in 1982 permitting the state to borrow up to $100 million in short-term notes in anticipation of taxes and revenues, the state has not made use of this authority.

      Many agencies of the state government are authorized to borrow money under legislation which expressly provides that the loan obligations shall not be deemed to constitute debt or a pledge of the faith and credit of the state. The Community Development Administration of the Department of Housing and Community Development, the Maryland Water Quality Financing Administration of the Department of Environment, the Maryland State Lottery Agency, certain state higher education institutions, the Maryland Stadium Authority, the Maryland Food Center Authority, and the Maryland Environmental Service have issued and have outstanding bonds of this type. The principal of and interest on bonds issued by these bodies are payable solely from pledged revenues, principally fees generated from use of the facilities, enterprises financed by the bonds, or other dedicated fees.

      ECONOMY. The Maryland Board of Revenue Estimates reported on December 14, 2001, that according to several measures the state's economy had outperformed the nation over the past twelve months during the nationwide slowdown. The slowdown is apparent in reduced employment and personal income growth. However, the extent of the reduction has not been as severe in Maryland as in other states. One reason for this is Maryland's limited exposure to the manufacturing sector, which has been hard hit by current economic conditions.

      FINANCIAL. To a large degree, the risk of the portfolio is dependent upon the financial strength of the State of Maryland and its localities. The state continues to demonstrate a conservative approach to managing its finances. Fiscal year 2001 concluded with a general fund operating surplus and the general fund balance rose to a healthy $2.5 billion. In March 2002, the Board revised its forecast for fiscal year 2002 general fund revenues down by about 2 percent compared to fiscal year 2001. The decline is attributable to the economic slowdown and specifically to a significant decline in capital gains revenues. The decline also reflects the last installment of the state's 10% income tax reduction.

      SECTORS. Investment concentration in a particular sector can present unique risks. A significant portion of the funds' assets may be invested in health care issues. For over a decade, the hospital industry has been under significant pressure to reduce expenses and shorten length of stay, a phenomenon which has negatively affected the financial health of some hospitals. All hospitals are dependent on third-party reimbursement mechanisms. At the present time, Maryland hospitals operate under a system in which reimbursement is determined by a state-administered set of rates and charges that applies to all payors. A federal waiver also allows this system to be applied to Medicare reimbursement rather than the Federal Diagnosis-Related Group (DRG) system required elsewhere. In order to maintain this Medicare waiver, the cumulative rate of increase in Maryland hospital charges since the base year 1980 must remain below that of U.S. hospitals overall. From 1983 through 1992, the rate of increase for Maryland hospitals was below the national average; for the seven years from 1993 through 1999, Maryland hospital costs grew faster than the national rate, although the cumulative rate of increase since the base year is still below the national average. Any loss of the Medicare waiver in the future may have an adverse impact upon the credit quality of Maryland hospitals.

      The Maryland Fund may from time to time invest in electric revenue issues which have exposure to or participate in nuclear power plants which could affect the issuer's financial performance. Such risks include delay in construction and operation due to increased regulation, unexpected outages or plant shutdowns, increased Nuclear Regulatory Commission surveillance or inadequate rate relief. In addition, the financial performance of electric utilities may be impacted by increased competition and deregulation of the industry. The Fund may invest in private activity issues for corporate and bond nonprofit borrowers. These issues sold through various governmental conduits are backed solely by the revenues pledged by the respective borrowing corporations. No governmental support is implied.

      MARYLAND RISK FACTORS. The financial condition of the State of Maryland is affected by various national, economic, social and environmental policies and conditions. Additionally, Constitutional and statutory limitations imposed on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

      The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors. The State's economic base is diversified, consisting of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State has a relatively high wage labor market which has resulted in the State's business sector becoming more vulnerable to competitive pressures.

      The State is a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

      The State of Maryland currently maintains a "triple A" bond rating from Standard & Poor's and Moody's on its general obligation indebtedness.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA TAX-EXEMPT OBLIGATIONS

      The concentration of investments in North Carolina Tax-Exempt Obligations by the North Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the North Carolina Fund and its portfolio securities. This section briefly describes current economic trends in North Carolina, and constitutes only a brief summary of some of the many complex factors that may have an effect. The information set forth below is derived from official statements prepared in connection with the issuance of North Carolina Tax-Exempt Obligations and other sources that are generally available to investors. No independent verification has been made of the following information.

      The State of North Carolina (the "State") has three major operating funds: the General Fund, the Highway Fund, and the Highway Trust Fund. North Carolina derives most of its revenue from taxes, including individual income taxes, corporation income taxes, sales and use taxes, highway use taxes on motor vehicle rentals, corporation franchise taxes, piped natural gas excise taxes, alcoholic beverage taxes, insurance taxes, estate taxes, tobacco products taxes, and other taxes, e.g., gift taxes, freight car taxes, and various privilege taxes. A streamlined sales tax collection system has been adopted to improve collection efforts, particularly as to out-of-state catalog and internet sales. The State receives other non-tax revenues which are also deposited in the General Fund. The most important are federal funds collected by State agencies, university fees and tuition, interest earned by the State Treasurer on investments of General Fund moneys, and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax, and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

      Extraordinary events occurred during fiscal year 1999-2000 that caused significant stress on the budget for the fiscal year. In the fall of 1999, the State was the victim of two major hurricanes, Dennis and Floyd, in a period of a few weeks. In response to the devastation caused by these storms, a special session of the General Assembly was convened in December 1999 to create relief programs to address the damages, culminating in the enactment of legislation appropriating $836.6 million for disaster relief programs. The General Assembly funded the $836.6 million for Hurricane Floyd relief programs from $228.7 million of reallocated appropriations from department operating budgets and $607.9 million from unspent capital improvement appropriations and reserves, including $286 million from the Budget Stabilization Reserve, and the unappropriated fund balance. In addition, during 1998 and 1999, the State settled two major lawsuits involving taxes held to be illegally collected. The total amount paid for these settlements was $1.24 billion, $400 million of which was paid in fiscal year 1998-1999 and another $600 million of which was paid in fiscal year 1999-2000. Additionally, actual revenues received during fiscal year 1999-2000 were below budget due in part to the hurricanes and a major winter storm in early 2000 that paralyzed much of the State for over a week.

      On account of the stress caused by these events on the budget for fiscal year 1999-2000, certain adjustments were made to assure that the budget for the fiscal year would remain balanced and to assure that the budget for fiscal year 2000-2001 would be balanced. In addition, approximately $98.7 million of tax refunds not paid before June 30, 2000 resulted in overstated revenues for fiscal year 1999-2000 by that amount. Due to the presence of these revenues, additional adjustments to balance the budget for fiscal year 1999-2000 were not required. The payment of these refunds after June 30, 2000 resulted in a decrease in revenues for fiscal year 2000-2001 by a like amount. In the past, payments for teacher salaries for services rendered in a fiscal year have been funded as an expenditure in that fiscal year's budget, even though payments would be made after June 30. The State deferred funding of $271 million required for the payment of teacher salaries to be paid after fiscal year 1999-2000 to fund a reserve to pay the final $240 million settlement payment on one of the lawsuits referred to above. This final payment settling these cases was made by the State on July 10, 2000. In the budget for fiscal year 2000-2001, the State reduced by $252 million the budgeted contributions to the State plans for employee's retirement ($191.3 million), retiree health benefits ($50 million), and death benefits ($10.9 million). This reduction was provided from the realization of a portion of the gains from the investment of amounts previously contributed to the plans and excess available reserves set aside for this purpose.

      Fiscal year 1999-2000 ended with a positive General Fund balance of $447.5 million. Along with additional reserves, $37.5 million was reserved in the Savings Reserve Account, $117.7 million was reserved in the Retirees' Health Premiums Reserve, $7.1 million was reserved in the Repairs and Renovations Reserve Account, and $1.1 million was reserved in the Clean Water Management Trust Fund. Additionally, $240.0 million was reserved in the Intangibles Tax Refunds Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 1999-2000. The ending General Fund balance did not include $541.9 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years.

      On June 30, 2000, the General Assembly adopted a $14.1 billion budget for fiscal year 2000-2001, an increase of 4.1% from the previous year, with no new taxes or tax relief, although a streamlined sales tax collection system was implemented to improve collections, particularly as to out-of-state catalog and internet sales. Continuing to focus on education, the General Assembly approved a $3.1 billion bond referendum for construction and renovation at the State's 16 university campuses and 59 community colleges. North Carolina's citizens approved the $3.1 billion bond package - the largest in State history - on November 7, 2000. The bonds will be issued over five years and paid back over 20 years. The General Assembly also authorized 6.5% raises for teachers in the public schools, bringing the State's teachers' salaries up to the national average. State employees received 4.2% raises and $500 bonuses disbursed in October 2000. The General Assembly placed $170 million over the next two years in reserve to help cover expected cost increases in the state employee's health insurance plan, and an additional $120 million was set aside to replenish the depleted State Emergency Reserves. The General Assembly also placed in reserve $100 million for the Repairs and Renovations Reserve Account, $14.9 million in the Reserve for Capital Improvements, $120 million in the Savings Reserve Account, and $30 million in the Clean Water Management Trust Fund.

      On August 24, 2000, the State Supreme Court issued an order in the Chrysler Credit case denying the State's request for discretionary review of a decision of the State Court of Appeals. As a result, the State was required to refund $20.5 million of taxes previously paid by Chrysler. On November 1, 2000, the State Court of Appeals issued an order accepting the State's motion to dismiss an appeal previously filed by the State in the Ford Motor Credit case. As a result, the State was required to refund $38.2 of taxes previously paid by Ford.

      On May 1, 2001, the State Office of State Budget, Planning and Management and the Fiscal Research Division of the State General Assembly estimated there would be a General Fund revenue shortfall of $697.1 million from the authorized 2000-2001 fiscal year budget, and a total budget shortfall for fiscal year 2000-2001 of approximately $850 million. The shortfall was attributed to four major factors: (1) the State was required to refund approximately $123 million of income tax refunds in the 2000-2001 budget year that should have been refunded in the prior year, creating a corresponding decrease in revenues; (2) the State was required to refund approximately $63.3 million in taxes and fees arising from lawsuits involving privilege fees charged to major automobile finance companies and involving the intangibles tax previously levied by the State, creating an $18.3 million reduction in individual income taxes and a $45 million reduction in privilege taxes; (3) the State's share of the federal Medicaid program generated expenses approximately $108 million greater than the budgeted appropriation for this purpose; and (4) decreased revenues attributable to a general slow down of the national economy resulted in a forecasted general revenue shortfall of $300 to $450 million, particularly affecting revenues from taxes associated with the State's manufacturing sector. Also, the general economic slow down and its effects on capital markets lead to decreases in taxes attributable to capital gains income. The slow down resulted in decreased forecasted revenues in several categories, including individual income taxes, corporate income taxes, and sales taxes.

      In response to the budget shortfall, the Governor, as Director of the Budget, issued Executive Order No. 3 directing a number of actions to be taken to insure the State met its constitutional requirement of a balanced budget. Specifically, the Governor identified budgetary resources that would cover a budget shortfall of up to approximately $1 billion. These resources consisted of a combination of reversions of unexpended appropriations, the diversion of other resources from their otherwise appropriated use, and the identification and use of available reserves.

      At the end of fiscal year 2000-2001, General Fund revenues, including tax, non-tax, diverted funds, and delayed reimbursements, fell short of estimated revenue by $598.4 million. Individual income tax fell short of estimates by $259.4 million, sales and use tax payments fell short of estimates by $177.7 million, and corporate income and franchise tax payments fell short of estimates by $149.3 million. With lowered available investment balances in the General Fund, investment earnings fell short of estimates by $43.1 million. Nevertheless, as a result of the actions taken pursuant to Executive Order No. 3, fiscal year 2000-2001 ended June 30, 2001 with a positive General Fund balance of $871.3 million. Along with additional reserves, $157.5 million was reserved in the Savings Reserve Account, and $53.9 million was reserved in the Retirees' Health Premiums Reserve. After additional reserves, there was no balance remaining in the unreserved General Fund at the end of fiscal year 2000-2001. The ending General Fund balance included $448.6 million of unexpended funds designated to relief of Hurricane Floyd victims, which funds were to be expended during subsequent fiscal years, and $178.5 million of unexpended budgetary shortfall funds reserved pursuant to Executive Order No. 3 restricting State expenditures.

      On September 21, 2001, the General Assembly adopted a $14.5 billion budget for fiscal year 2001-2002. Due to the need to increase revenues, the budget contained several new and increased taxes, including the following: a two-year half-cent increase in the statewide sales tax; a two-year increase to 8.25% of the income tax rate for taxable incomes of single and married individuals over $120,000 and $200,000, respectively; a 6% telecommunications tax on out-of-state long distance calls, with the tax on in-state long distance calls dropping from 6.5% to 6%; a 5% tax on satellite television; a 1% gross premiums tax for HMOs and Blue Cross/Blue Shield; and a 3% increase on liquor taxes. Additionally, tuition for students attending the University of North Carolina was raised 9%. The budget increased spending on education and human services while trimming 400 positions from the State's payrolls. The General Assembly included in the budget $25 million to reduce class size, $93 million for teacher bonuses, and another $44 million to help struggling students meet testing standards. Teachers and school administrators received salary increases averaging close to 3%, while community college instructors and professional staff received a 1.25% salary increase. Each state employee got a $625 raise. The General Assembly provided $15 million for the One North Carolina Fund for the Governor to use to provide incentives in the recruitment of industries to the State. The budget established a mental health trust fund and provided $47.5 million in funding to be used to renovate existing mental health and substance abuse facilities and to help patients move from institutional to community treatment. The General Assembly set aside $181 million to replenish the depleted State Emergency Reserves and placed in reserve $125 million for the Repairs and Renovations Reserve Account and $40 million for the Clean Water Management Trust Fund.

      Due to many factors, an overall budget shortfall in the General Fund for fiscal year 2001-2002 of $1.6 billion was projected. The shortfall was primarily a result of an under-realization of budgeted revenues and an increase in Medicaid expenditures exceeding budgeted appropriations. In particular, State personal income tax collections in April 2002 were $595 million, which was over $250 million less than in 2001 and over $350 million less than projected for the fiscal year 2001-2002 budget. Overall, tax collections declined 6 percent from the previous fiscal year while the fiscal year 2001-2002 budget had projected a 4 percent revenue increase, a difference of 10 percentage points. Medicaid expenditures were expected to exceed well over $100 million of budgeted appropriations. Both the under-realization of revenues and the increased Medicaid expenditures were attributed to the on-going national and regional economic recession, the severity of which was deepened by the impact of the September 11, 2001 terrorist attacks.

      In response to the projected budgetary shortfall, the Governor invoked his constitutional authority to insure that the State would meet its constitutional requirement of a balanced budget by issuing Executive Order No. 19, which rescinded previous Executive Order No. 3 and identified over $1.3 billion of resources available if needed to balance the budget. Executive Order No. 19 reduced expenditures for use by State agencies and for capital improvement projects and transferred funds from General Fund reserves and non-General Fund receipts and reserves. Following the issuance of Executive Order No. 19, the Governor ordered the transfer of an additional $200 million from the Hurricane Floyd relief fund and the Tobacco Trust Fund to cover any remaining budgetary shortfall for fiscal year 2001-2002.

      As of the close of the 2001-2002 fiscal year, the General Fund reported a total fund balance of $393.9 million, with reserves of over $390 million and an unreserved fund balance of $3.8 million. For fiscal year 2001-2002, the State experienced a shortfall in tax and non-tax receipts of $1.55 billion. As with other state governments, the slowing national and state economy resulted in a general decline in tax collections. Individual income taxes fell short by over $1 billion, corporate income taxes by $177 million, sales and use taxes by $90.5 million, and franchise taxes by $192.7 million. Inheritance and capital gains taxes were similarly lower than budget expectations. In an effort to meet the State constitutional mandate of balancing the General Fund budget, reductions of $789.2 million were implemented, with the remainder of the budget funded by $437.7 million of non-General Fund dollars, and $239.3 million transferred from the Savings Reserve account.

      On September 20, 2002, the General Assembly adopted a $14.3 billion budget for fiscal year 2002-2003, a more than 2% reduction in the budget from the previous year but an increase of 4% over actual spending of $13.7 billion during last year's fiscal crises. The budget used $800 million in non-recurring revenue to fund ongoing expenses, including $333 million in reimbursements withheld from local governments. To replace that revenue, the General Assembly granted counties the authority to approve an additional half-cent local-option sales tax. This budget included revenue growth of only 1.8% over last year, which was a far more conservative growth projection than had been used in past years. The budget contained over $100 million in unidentified future cuts to be made by various State departments and agencies, and the heads of those departments and agencies were given additional management flexibility to cut programs. The budget provided no raises for state employees but did grant 10 bonus vacation days. Teachers and principals received career step raises. The State Board of Education was required to cut $42 million from its budget, and appropriations for local partnerships with the Smart Start program were reduced by $20 million. Nevertheless, the budget provided $26.8 million to reduce the student-teacher ratio in both kindergarten and first grade classrooms and $28 million to expand a voluntary pre-kindergarten program to prepare at-risk 4-year olds. The budget for the children's health insurance program, Health Choice, was increased by $7.7 million, while spending for area mental health programs was reduced by $3 million. Three prison facilities were closed, and many positions with the Department of Correction were eliminated, including 23 chaplain positions. The State's public universities received full funding for enrollment growth, at $66.8 million, and $4.5 million in additional financial aid for students. Individual campuses, however, shared the burden of a $50.2 million spending reduction statewide, amounting to 2.9% for each institution. University tuition increased 8% for in-state students and 12% for out-of-state students. The State's community colleges received $9 million less than the year before, with more than half of the cuts to be determined by the system's board. Nevertheless, the 59-campus system also got a $52 million increase for enrollment growth. Community college students also saw a tuition increase.

      The conservative revenue growth projections used for the fiscal year 2002-2003 budget were more in line with actual revenues, which spared the State from a mid-year fiscal emergency for the first time in three years. As of the close of the 2002-2003 fiscal year, the General Fund reported a total fund balance of $603.9 million, with reserves of over $353 million and an unreserved fund balance of $250.5 million. Key factors improving the fiscal year-end General Fund balance were higher corporate income and sales tax collections, the accelerated repeal of local government reimbursements, increased transfers from other funds, and significant spending reductions by State agencies. Additionally, the State received $136.9 million in federal fiscal relief in June 2003, which is the first of two equal flexible grant payments. The second flexible grant payment of $136.9 million was received in October 2003.

      On June 30, 2003, the General Assembly adopted a $14.8 billion budget for fiscal year 2003-2004. Due to the current budget difficulties, the General Assembly made permanent a .5% State sales tax increase which was due to expire at the end of fiscal year 2002-2003. Additionally, the fiscal year 2003-2004 budget reduced spending for positions, programs, and general administration at most levels of State government, including at the Departments of Agriculture, Labor, Environment and Natural Resources, Justice, Corrections, Cultural Resources, Insurance, Revenue, and the Administrative Office of the Courts. Teachers received a pay increase averaging 1.81%, while other State employees received a one-time bonus of $550. An initiative to reduce second grade class sizes received $25.3 million, and $96 million in projected bonuses under the State's ABC's plan was funded. State and local boards of education found funding reduced for administrative positions and transportation costs, although an increase of $5 million was earmarked for funding low-wealth schools. University tuition increased 5% for both in-state and out-of-state students, while community college tuition increased 3.2% for in-state students and 8.2% for out-of-state students. The State university system received $46.6 million to fund the additional 518 positions needed to meet a projected 4.5% enrollment increase, while need-based financial aid increased by $5.1 million. An additional $2.8 million was provided to increase aid for in-state students attending private colleges. The community colleges also received $32 million in increased funding for staff and supplies to meet enrollment growth. Funding was reduced for many services provided by the State Department of Health and Human Services, including reduced funding of inflationary increases for Medicaid providers and public agencies and cuts to the Smart Start child care program. The fiscal year 2003-2004 budget increased funding to the Health Choice insurance program by $12.2 million. Various licensing fees were also implemented for health and child care facilities. The General Assembly set aside $150 million for the State Emergency Reserves and placed in reserve $50 million for the Repairs and Renovations Reserve Account and $12.5 million for the Mental Health Trust Fund; however, $38 million was cut from the Clean Water Management Trust Fund.

      The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles. For example, based on a modified accrual basis, the General Fund balance as of June 30, 2000 was positive $265.7 million, as of June 30, 2001 it was negative $32.4 million, as of June 30, 2002 it was negative $349 million, and as of June 30, 2003 it was negative $167 million.

      Under the State's constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget, which must be balanced. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.

      The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, federal government policies and legislation, and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with the state governments that, if enacted into law, could affect fiscal and economic policies of the states, including North Carolina.

      In 1998, the State approved a settlement agreement with the major tobacco companies for reimbursement of its smoking-related medical expenses paid through Medicaid and other health care programs. North Carolina could receive approximately $4.6 billion over the next 25 years pursuant to this settlement agreement. In order to help communities in North Carolina injured by the decline of tobacco, the General Assembly established the Golden LEAF Foundation, which will receive 50% of these settlement payments. This foundation awarded $5.1 million in grants during the 2000-2001 fiscal year, $10.5 million in 2001-2002, and another $17.3 million during 2002-2003. As of June 30, 2003, the Golden LEAF Foundation had approximately $250 million in current assets. A trust fund for tobacco farmers and quota holders and another trust fund for health programs will each receive one-quarter of the remaining settlement payments. As of June 30, 2001, these two trust funds had unreserved fund balances of $73.8 million and $85.6 million, respectively. North Carolina has also entered into a separate $1.9 billion settlement with the major tobacco companies on behalf of tobacco farmers and quota holders. Payments into the National Tobacco Growers Settlement Trust are expected to average $155 million per year over a 12-year period which began in 1999.

      The economic profile of the State consists of a combination of services, trade, agriculture, manufacturing, and tourism. Non-agricultural wage and salary employment accounted for approximately 3,843,000 jobs as of November 2003. The largest segment of jobs was approximately 1,186,600 in various service categories, followed by 717,000 in trade, transportation, and utilities, and 596,300 in manufacturing. Based on November 2003 data from the United States Bureau of Labor Statistics, the State ranked eleventh among the states in non-agricultural employment, thirteenth in services employment, eleventh in trade employment, and eighth in manufacturing employment. According to the U.S. Department of Commerce, Bureau of Economic Analysis, per capita income in the State during the period from 1993 to 2003 grew from $19,770 to $27,711, an increase of 40%. During the same period, according to the North Carolina Employment Security Commission, the seasonally-adjusted labor force grew from 3,549,800 to 4,192,900, an increase of 18%, and it has undergone significant changes during this period, as the State has moved from an agricultural economy to a service and goods-producing economy. As determined by the North Carolina Employment Security Commission, the seasonally-adjusted unemployment rate in November 2003 was 6.2% of the labor force, as compared to the nationwide unemployment rate for the same period of 5.9%.

      The following are cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure. In the opinion of the Department of State Treasurer after consultation with the State Attorney General, an adverse decision in any of these cases would not materially adversely affect the State's ability to meet its financial obligations.

      1. HOKE COUNTY ET AL. V. STATE OF NORTH CAROLINA, (FORMERLY LEANDRO, ET AL. V. STATE OF NORTH CAROLINA AND STATE BOARD OF EDUCATION) - FUNDING OF PUBLIC EDUCATION. In 1994, students and boards of education in five counties in the State filed suit requesting a declaration that the public education system of North Carolina, including its system of funding, violates the State constitution by failing to provide adequate or substantially equal educational opportunities, by denying due process of law, and by violating various statutes relating to public education. Five other school boards and students therein intervened, alleging claims for relief on the basis of the high proportion of at-risk and high-cost students in their counties' systems. The suit is similar to a number of suits in other states, some of which resulted in holdings that the respective systems of public education funding were unconstitutional under the applicable state law.

      The State filed a motion to dismiss, which was denied. On appeal the North Carolina Supreme Court upheld the present funding system against the claim that it unlawfully discriminated against low wealth counties but remanded the case for trial on the claim for relief based on the Court's conclusion that the constitution guarantees every child the opportunity to obtain a sound basic education. The trial on the claim of one plaintiff's county was held in the Fall of 1999. In rulings issued in the Fall of 2000 and Spring of 2001, the trial court concluded that at-risk children in the State are constitutionally entitled to such pre-kindergarten educational programs as may be necessary to prepare them for higher levels of education, and ordered an investigation into why certain school systems succeed without additional funding. Following the State's filing of an appeal of these rulings, the trial court re-opened the trial and called additional witnesses in the Fall of 2001.

      On April 4, 2002, the trial court issued its final order in the case, reaffirming its prior rulings and finding that the State must take all necessary actions to provide each child with the "sound basic education" guaranteed by the North Carolina Constitution. The trial court's order directed the State to provide written reports every 90 days on the steps it has taken to comply with the order. The cost of future programs which the trial court may order could exceed $100 million. The State has appealed this decision, and oral argument was heard by the State Supreme Court on September 10, 2003. The State Attorney General's Office believes that sound legal arguments support the State's position on this matter.

      2. N.C. SCHOOL BOARDS ASSOCIATION, ET AL. V. RICHARD H. MOORE, STATE TREASURER, ET AL. - USE OF ADMINISTRATION PAYMENTS. On December 14, 1998, plaintiffs, including the county school boards of Wake, Durham, Johnston, Buncombe, Edgecombe, and Lenoir Counties, filed suit requesting a declaration that certain payments to State administrative agencies must be distributed to the public schools on the theory that such amounts are fines which under the North Carolina Constitution must be paid to the schools. The trial court ruled in favor of plaintiffs on December 14, 2001.

      In its order, the trial court concluded that specifically identified monetary payments assessed and collected by state agencies are civil fines or penalties whose disposition is controlled by Article IX, Section 7 of the North Carolina Constitution. The trial court also concluded the statutes under which these funds are distributed are "unconstitutional and void" to the extent they provide that the money is to "go to agencies or for purposes other than the public schools." Based upon these conclusions of law, the trial court directed the "clear proceeds" of the affected civil fines and penalties be remitted to the public schools.

      The trial court also declared "unconstitutional and void" the portions of the State Civil Penalty and Forfeiture Fund and the State School Technology Fund which operate to collect in a central fund and equitably distribute civil fines and penalties to the State's school system for the purpose of supporting local school technology plans. The order required state agencies to remit civil fines and penalties directly to the local board(s) of education in the county in which the violation leading to the payment occurred for use in the board(s) discretion.

      Finally, the trial court determined a three-year statute of limitations applies, allowing the order to be enforced retroactively from the date the civil action was filed to include all affected civil fines and penalties collected by State agencies since December 1995. However, the court stayed the operation and enforcement of the order pending appeal.

      For the last fiscal year for which information was available to them, plaintiffs alleged liability of approximately $84 million. Until this matter is resolved, any refunds and interest will continue to accrue. The State has appealed this decision, and oral arguments were heard by the State Court of Appeals in February 2003. The State Attorney General's Office believes that sound legal arguments support the State's position on this matter.

      3. SOUTHEAST COMPACT COMMISSION - DISPOSAL OF LOW-LEVEL RADIOACTIVE WASTE. North Carolina and seven other southeastern states created the Southeast Interstate Low-Level Radioactive Waste Management Compact to plan and develop a site for the disposal of low-level radioactive waste generated in the member states. North Carolina was assigned responsibility for development of the first disposal site, with costs to be distributed equitably among the Compact members. In 1997, the Compact Commission discontinued funding of the development of the North Carolina site, alleging that the State was not actively pursuing the permitting and development of the proposed site. North Carolina withdrew from the Compact in 1999. The Compact subsequently petitioned the United States Supreme Court to allow the filing of its complaint against the State demanding repayment of $80 million of Compact payments expended on the permitting of the site, plus $10 million of future lost income, interest, and attorneys' fees. The United States Supreme Court denied the Compact's petition in August 2001. On August 5, 2002, the Compact, with the addition of four member states as plaintiffs, filed a new motion requesting the United States Supreme Court to accept the claim under its original jurisdiction. On June 16, 2003, the United States Supreme Court accepted jurisdiction of the case, and the State filed an answer and motion to dismiss. On November 17, 2003, the motion to dismiss was denied, and the United State Supreme Court appointed a special master with authority to determine when additional pleadings will be filed in the case. The State Attorney General's office believes that sound legal arguments support the State's position on this matter.

      4. STATE EMPLOYEES ASSOCIATION OF NORTH CAROLINA V. STATE; STONE V. STATE
- DIVERSION OF EMPLOYER'S RETIREMENT SYSTEM CONTRIBUTION. On May 22, 2001, SEANC filed an action demanding repayment of approximately $129 million in employer retirement contributions to the Retirement Systems. The Governor withheld, and subsequently used, the withheld funds under his constitutional authority to balance the State budget. The trial court dismissed the action on May 23, 2001 for lack of standing, among other things. Plaintiffs appealed to the State Court of Appeals, and on December 3, 2002, the Court of Appeals affirmed the trial court's dismissal of the action for lack of standing. On June 13, 2003, the State Supreme Court reversed the lower courts on the issue of standing and remanded the case back to the State Court of Appeals for further consideration. In June 2002, the Stone case was filed on behalf of individual State employees and retirees seeking repayment of the withheld employer contribution and a prohibition against future diversions. The State has filed a motion to dismiss. The State Attorney General's office believes that sound legal arguments support the State's defense of these cases.

      5. CABARRUS COUNTY V. TOLSON - DIVERSION OF LOCAL GOVERNMENT TAX REIMBURSEMENTS AND SHARED REVENUE. On September 17, 2002, six counties and three municipalities filed suit against the State Secretary of Revenue demanding that the State release payments of local tax reimbursements and shared revenues in excess of $200 million and a prohibition against future diversions. The Governor, in the exercise of his constitutional responsibility to balance the State budget, withheld tax revenues designated by statute for payment to local governments. The State has filed a motion to dismiss. The State Attorney General's office believes that sound legal arguments support the State's defense of this action.

      6. GOLDSTON, ET AL. V. STATE - DIVERSION OF HIGHWAY TRUST FUNDS. On November 14, 2002, a former Secretary of the Department of Transportation and a retired State Senator sued the Governor and the State for using Highway Trust Fund money in the State's General Fund. The Governor's Executive Order No. 19 transferred $80 million from the Highway Trust Fund to the General Fund for purposes of balancing the State budget. Also, the General Assembly in its 2002 Special Session authorized this transfer and the transfer of an additional $125 million during fiscal year 2003 in the form of a loan to be repaid with interest through 2009. The suit alleges that these actions are unlawful and unconstitutional and requests a declaration that taxes collected for purposes of Highway Trust Fund expenditures cannot be used for other purposes. The State has filed a motion to dismiss, and the plaintiffs' motion for preliminary injunction was denied on February 5, 2003. The State Attorney General's office believes that sound legal arguments support the State's defense of this action.

      7. EDWARD N. RODMAN, ET AL. V. STATE OF NORTH CAROLINA, ET AL. - RETROACTIVE INCOME TAX RATES. On April 25, 2003, Edward N. Rodman and four other citizens filed suit against the State and the Secretary of Revenue challenging the constitutionality of retroactively applying the 2001 increase in the highest rate of North Carolina's state income tax to the entire 2001 tax year. Plaintiffs seek refunds, for themselves and a proposed class of similarly situated taxpayers, of all taxes paid for the year 2001 in excess of the prior 7.75% maximum rate, on the theory that a retroactive mid-year tax increase violates the State and federal constitutions. Plaintiffs claim the total amount of taxes involved exceeds $76 million, plus interest. The State Attorney General's office has filed a motion to dismiss and believes sound legal arguments support dismissal of the case.

      8. MEDICAL MUTUAL INSURANCE CORPORATION OF NORTH CAROLINA V. THE BOARD OF GOVERNORS OF THE UNIVERSITY OF NORTH CAROLINA AND ITS CONSTITUENT INSTITUTION, EAST CAROLINA UNIVERSITY, THE EAST CAROLINA SCHOOL OF MEDICINE, ET AL. - INSURANCE POLICY TERMINATION PREMIUM. On March 18, 2003, Medical Mutual Insurance Corporation of North Carolina (MMICNC) filed this action against the Board of Governors of the University of North Carolina (UNC), East Carolina University Brody School of Medicine (ECUBSOM), and various doctors who are or might be defendants in actions or claims made covered by medical malpractice insurance policies ECUBSOM purchased for their benefit from MMICNC. MMICNC claims additional insurance premiums for medical malpractice policies provided for healthcare professionals employed at ECUBSOM. In 1990, MMICNC and ECUBSOM entered into a five year Purchase Agreement under which MMICNC agreed to provide, and ECUBSOM agreed to purchase, annual medical malpractice insurance policies for ECUBSOM's healthcare professionals. The premiums for those insurance policies were set by a Retrospective Rating Plan under which the parties agreed ECUBSOM would pay half of the "maximum premium" for schools of medicine approved by the State Department of Insurance, subject to adjustment based on a complex formula which included a large deductible and ECUBSOM's loss experience. The Purchase Agreement was twice renewed for five additional year in 1994 and 1999. Under the original agreement and the amendments, ECUBSOM purchased insurance from MMICNC for approximately thirteen years. In 2002, in order to raise additional capital, MMICNC demanded that all policy holders purchase guaranteed capital shares under threat of termination or nonrenewal of policies. While ECUBSOM had some shares in MMICNC from an earlier capital call, it did not believe that it could expend State funds to purchase the additional capital shares which were valued at approximately $400,000. In the face of MMICNC's demand, ECUBSOM decided to purchase insurance for all but a handful of its healthcare professionals from another insurance company. In this lawsuit, MMICNC claims that ECUBSOM's decision not to purchase insurance for all its healthcare professionals from MMICNC constitutes an election to terminate the insurance Purchase Agreement and invoke a commutation clause included in the Retrospective Rating Plan. According to MMICNC, as a result of ECUBSOM's decision to elect to terminate and commute its obligations under the Retrospective Rating Plan it now must pay MMICNC a sum equal to the highest one month maximum premium MMICNC could ever have charged ECUBSOM during the past thirteen years times the number of months the Retrospective Rating Plan was in existence. According to MMICNC, that sum equals $26.7 million. ECUBSOM believes that MMICNC is not entitled to any further payments form ECUBSOM. MMICNC has made an arbitration demand in addition to filing suit, which ECUBSOM has resisted. Settlement discussions are in progress.

      9. STATE V. WATERFALL INVESTMENT GROUP, LLC - EMINENT DOMAIN. On October 24, 2000 the State filed an eminent domain proceeding against the defendants and deposited $12 million as its estimation of the value of the 2,223 acres, taken by the State. It is anticipated that defendant will attempt to present evidence of valuation in amounts as much as $34 million. Trial is set for August 2003.

      The State is also involved in numerous other claims and legal proceedings, many of which normally occur in governmental operations. A review of the status of outstanding lawsuits involving the State by the State Attorney General did not disclose any other proceedings that are expected to have a material adverse effect on the financial position of the State.

      In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March 1997, the State issued $450 million of the authorized school bonds. In November 1997, the State issued $250 million of the authorized highway bonds. In April 1998, the State issued an additional $450 million of the authorized school bonds. In April 1999, the State again issued an additional $450 million of the authorized school bonds. In September 2000, the State issued an additional $295 million of the authorized school bonds, and another $100 million of the authorized school bonds were issued in March 2001. In May 2002, the State issued the final $55 million of the authorized school bonds. In November 2003, the State issued an additional $400 million of the authorized highway bonds. A total of $300 million of the authorized highway bonds remains unissued.

      On November 3, 1998, North Carolina voters approved the issuance of $800 million in clean water bonds and $200 million in natural gas facilities bonds. The clean water bonds provide grants and loans for needed water and sewer improvement projects for the State's municipalities, and fund programs to reduce pollution in the State's waterways. The natural gas bonds provide grants, loans and other financing for local distribution companies or state or local government agencies to build natural gas facilities, in part to help attract industry to the State's rural regions. In September 1999, the State issued a total of $197.4 million of authorized clean water bonds and natural gas facilities bonds, $177.4 million of which were a combination of clean water bonds ($172.4 million) and natural gas facilities ($5 million) bonds and $20 million of which were solely natural gas facilities bonds. In October 1999, the State issued an additional $2.6 million of the authorized clean water bonds. In September 2000, the State issued an additional $5 million of the authorized natural gas facilities bonds. In March 2001, the State issued an additional $30 million of the authorized clean water bonds. In March 2002, the State issued an additional $204.4 million of the authorized clean water bonds and an additional $35 million of the authorized natural gas facilities bonds. In April 2002, the State issued an additional $10.6 million of the authorized clean water bonds. In December 2002, the State issued an additional $18.8 million of the authorized clean water bonds and an additional $50 million of the authorized natural gas facilities bonds. In January 2003, the State issued an additional $2.9 million of the authorized clean water bonds. In April 2003, the State issued an additional $33 million of the authorized natural gas facilities bonds. In May 2003, the State issued an additional $3.65 million of the authorized clean water bonds. A total of $52 million of the authorized natural gas bonds remains unissued.

      On November 7, 2000, North Carolina voters approved the issuance of $3.1 billion in general obligation higher education bonds to finance improvements to the facilities of the 16 public universities and 59 community colleges in the State. In March 2001, the State issued $250 million of the authorized higher education bonds. In May 2002, the State issued an additional $300 million of the authorized higher education bonds.

      In March 2003, the State issued bonds representing a consolidation of the clean water bonds and the higher education bonds in the amount of $320 million. In April 2003, the State issued approximately $283.3 million of additional consolidated public improvement bonds. These two issuances consisted of a total of $38.4 million of the clean water bonds and 564.9 million of the higher education bonds. A total of approximately $316.3 million of the authorized clean water bonds remains unissued, and a total of $1,985.1 million of the authorized higher education bonds remains unissued.

      In addition, the State refinanced $502.4 million of its existing debt in 2003 to improve cash flow and to take advantage of lower interest rates. By refinancing the debt, the State will reduce its future debt service payments by approximately 39 million over the next 16 years.

      Hurricane Floyd struck North Carolina on September 16, 1999, causing significant flood and wind damage and some loss of life. The effects of the storm and its aftermath have been, and continue to be, felt in the eastern part of the State. The final estimate of property damage caused by the storm and its aftermath is $6 billion. In the opinion of the Offices of the Governor and the State Treasurer, notwithstanding the devastation caused by Hurricane Floyd, the storm and its consequences should not have a material adverse impact upon the ability of the State to meet its financial obligations, including timely payment of principal and interest on the State's general obligation bonds.

      Hurricane Isabel came ashore near Ocracoke on the Outer Banks of the State on September 18, 2003. The storm hammered the fragile Outer Banks and raked across the northeastern portion of the State, causing widespread destruction to homes, business, and farms. 47 of the State's 100 counties were declared disaster areas. The State Department of Agriculture reports that damage to crops, livestock, and farm structures in the State exceeds $152 million. Damage to timber in the State is estimated at $565 million, with more than 833,000 acres sustaining some level of damage. Almost three months after the storm, more than $155 million in federal and State disaster assistance to individuals, households, local governments, and private nonprofits has been approved. The federal government covers 75 percent of the costs; the State pays the other 25 percent.

      Currently, Standard & Poor's and Fitch both rate the State's general obligation bonds as AAA. On August 19, 2002, Moody's downgraded the State's general obligation bonds from Aaa, its highest rating, to Aa1 with stable outlook, one step below Aaa. Moody's cited the State's "continued budget pressure, its reliance on non-recurring revenues, and its weakened balance sheet" as reasons for this downgrade. This represents the first time since 1960 that the State has had less than a AAA rating on its general obligation bonds.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN SOUTH CAROLINA TAX-EXEMPT OBLIGATIONS

      The concentration of investments in South Carolina Tax-Exempt Obligations by the South Carolina Fund raises special investment considerations. In particular, changes in the economic condition and governmental policies of South Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the South Carolina Fund and its portfolio securities. This section briefly describes current economic trends in South Carolina. The information set forth below is derived from official statements prepared in connection with the issuance of South Carolina Tax-Exempt Obligations and other sources that are generally available to investors. BB&T Funds has not independently verified this information.

      The South Carolina Constitution requires the General Assembly to provide a balanced budget. South Carolina Law provides that the State Budget and Control Board shall, if a deficit appears likely, effect such reductions in appropriations as may be necessary to prevent a deficit. The State Constitution further provides that annual increases in State appropriations may not exceed the annual growth rate of the economy of the State and that the annual increases in the number of State employees may not exceed the average growth of the population of the State. Such limits on growth are subject to suspension by a super-majority of the General Assembly. The State Constitution also establishes a General Reserve Fund to be maintained in an amount equal to 3% (4% prior to 1988) of General Fund revenue for the latest completed fiscal year for the purpose of covering operating deficits of State government.

      In the November 1988 general election the electorate approved a constitutional amendment creating a Capital Reserve Fund equal to 2% of the prior fiscal year's General Fund revenues to provide capital improvements or retire State bonds previously issued. The

State Constitution requires that the General Assembly provide that, if revenue forecasts before March 1 project that revenues for the current Fiscal Year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the Fiscal Year has ended with an operating deficit, the State Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to the fiscal year's end operating deficit before withdrawing moneys from the General Reserve Fund for such purpose.

      As noted above, the state Constitution requires a procedure for the monitoring of revenues and expenditures with a view to a reduction of appropriations as may be necessary to prevent a deficit. For the purpose of providing projections and forecasts of revenues and expenditures and advising the State Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the State Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year, quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Budget and Control Board is required, within fifteen days of such determination, to take action to avoid a Fiscal Year End deficit.

      For many years, each annual Appropriations Act has contained a provision requiring the State Budget and Control Board to monitor the collection of revenues and the expenditure of funds.

      Actions taken by the State Budget and Control Board in the Fiscal Year ended June 30, 1992, reflected the required process of monitoring revenues and making adjustments to avoid a deficit. The Fiscal Year 1991-92 budget adopted in June 1991 was based on estimated revenues of $3.588 billion. On July 25, 1991, the Board of Economic Advisors advised the State Budget and Control Board that it projected revenues to be $148.3 million less than estimated in the 1991-92 Appropriations Act. In response, on July 30, 1991, the State Budget and Control Board eliminated the Capital Reserve Fund appropriation of $65.8 million, reduced agency appropriations by $33.6 million and required agencies to set aside additional appropriations of $67.3 million. On February 10, 1992, the Board of Economic Advisors advised the State Budget and Control Board that it had again revised its estimate of revenues downward by an additional $55 million. In response to this revised estimate, on February 11, 1992 the State Budget and Control Board permanently reduced the $67.3 million in appropriations which were set aside on July 30, 1991 and further reduced appropriations by $27.2 million. Despite such actions, expenditures exceeded revenues by $38.2 million, and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

      For the Fiscal Year ended June 30, 1993, the Board of Economic Advisors on August 19, 1992, advised the State Budget and Control Board that it projected revenues to be $195 million less than estimated in the 1992-93 Appropriations Act. On August 22, 1992, the State Budget and Control Board responded by sequestering the Capital Reserve Fund of $86.1 million, reducing certain agency appropriations by $88.1 million based on each agency's Fiscal Year 1992-93 appropriation growth and requiring certain agencies to set aside an additional $88.1 million, also based on each agency's Fiscal Year 1992-93 appropriation growth. The method of reducing agency appropriations based on growth was challenged and the State Supreme Court deemed that such method was illegal. In response, the State Budget and Control Board, on September 15, 1992, reduced agency appropriations on an across-the-board method by 4%. On November 10, 1992, the State Budget and Control Board permanently reduced the $88.1 million in appropriations which were set aside on September 15, 1992. This action, along with improved actual revenue collections, created a budgetary surplus of $100,993,615.

      For the Fiscal Year ended June 30, 1994, the State had a budgetary surplus of $273.48 million. The General Assembly designated the application of most of this surplus, including a transfer to the Capital Reserve Fund in the amount of $66.83 million.

      For the Fiscal Year ended June 30, 1995, the State had a budgetary surplus of $393 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $73.4 million.

      For the Fiscal Year ended June 30, 1996, the State had a budgetary surplus of $316.7 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $80.5 million.

      For the Fiscal Year ended June 30, 1997, the State had a budgetary surplus of $297.8 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $83.6 million.

      For the Fiscal Year ended June 30, 1998, the State had a budgetary surplus of $254 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $86.9 million.

      For the Fiscal Year ended June 30, 1999, the State had a budgetary surplus of $410 million. The General Assembly designated the application of $322 million of this surplus, including a transfer to the Capital Reserve Fund in the amount of $92 million.

      For the Fiscal Year ended June 30, 2000, the State had a budgetary surplus of $213 million. The General Assembly designated the application of all of this surplus, including a transfer to the Capital Reserve Fund in the amount of $97 million.

      As described previously, South Carolina law requires that the State Budget and Control Board take immediate action to avoid year-end deficits if, at the end of the first or second quarter of a Fiscal Year, base revenue collections are four percent or more below the amount projected for such quarter. Actions taken by the State Budget and Control Board in Fiscal Year ended June 30, 2001, reflected the required process of monitoring revenues and making adjustments to avoid a deficit. The revenue estimate for the State's Budgetary General Fund at the beginning of Fiscal Year 2000-2001 as enacted by the General Assembly totaled $5,316.9 million.

      On November 9, 2000, the State's Board of Economic Advisors reduced its base revenue estimate for Fiscal Year 2000-2001 by $96.9 million to $5,220.0 million. In response, the State Budget and Control Board at its November 21, 2000 meeting sequestered the State's Capital Reserve Fund of $98,610,931 as required by the State Constitution and the State's Fiscal Year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations.

      On May 8, 2001, the State Budget and Control Board mandated 1% agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for the fiscal year because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the Fiscal Year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and, as required by the State Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall.

      The General Reserve Fund Balance at the beginning of Fiscal Year 2000-2001 was $145.4 million and was increased during 2000-2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at year-end left the reserve funded at $60.5 million. In accordance with the State Constitution, the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State's Budgetary General Fund revenues for the latest completed Fiscal Year.

      On October 18, 2001, the Board of Economic Advisors reduced its fiscal year 2001-2002 General Fund revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the Board of Economic Advisor's report, the State Budget and Control Board at its October 30, 2001, meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $100,134,739 from the State's Capital Reserve Fund; approval of an across-the-board reduction of General Fund appropriations of 4% for all agencies except where prohibited by proviso; the approval of a reduction of the local Government Fund to the level of Fiscal Year 2000-2001 allocations.

      On March 21, 2002, the Board of Economic Advisors further reduced its fiscal year 2001-2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the State Budget and Control Board at its March 26, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of General Fund appropriations of 2.52% for all agencies except where prohibited by proviso. Additionally, the Board of Economic Advisors revised the estimate for a revenue transfer to the State's Tax Relief Trust Fund from $448 million to $458.7 million, which resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund. Also, the Fiscal Year 2001-2002, Appropriation Act contained appropriations for open-ended obligations totaling approximately $16.5 million, which were to be paid regardless of the revenue shortfall.

      In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State's Comptroller General that, at the close of a Fiscal Year, funds will be needed to balance the Budgetary General Fund, the Budget and Control Board is authorized to borrow any amount needed to balance the Budgetary General Fund by borrowing from any department of State government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the State Budget and Control Board from the general fund the amount necessary to repay the loan with interest no later than June 30 of the following Fiscal Year. No such borrowing was effected in closing the Fiscal Year ended June 30, 2002.

      Despite the mid-year actions taken by the State Budget and Control Board during Fiscal Year 2002, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $155 million, after giving effect to withdrawal of the $63 million balance held in the State's General Reserve Fund.

      As required by the South Carolina Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act by appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve Fund's full funding amount for Fiscal Year 2002-2003.

      On September 9, 2002, the Board of Economic Advisors reduced its Fiscal Year 2002-2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850 million to $5,519 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its September 17, 2002 meeting took action to avoid year-end deficits in accordance with the State law requirement previously described by sequestering the State's Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting, the State Budget and Control Board took action to impose an across-the-board reduction of 4.5% and sequestration of an additional 0.5%.

      On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2002-2003 General Fund revenue estimate to $5,399.0 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board at its February 11, 2003 meeting took action to impose an additional across-the-board reduction of 3.73%, except where prohibited by proviso.

      Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002-2003, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2001-2002, and after giving effect to withdrawal of the $39 million balance held in the State's General Reserve Fund.

      As required by the South Carolina Constitution, the General Assembly made provision in the 2003-2004 Appropriation Act appropriating the amounts of $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund's full funding amount for fiscal year 2003-2004.

      On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2003-2004 General Fund revenue estimate from the 2003-2004 Appropriation Act base of $5,489.4 million to $5,381.8 million, a revenue reduction of $207.6 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its August 20,2003 meeting took action to avoid year-end deficits in accordance with the State law previously described by sequestering the State's Capital Reserve Fund in the amount of $98,599,197 and approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by proviso.

      In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2003-2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review. Through November 30, 2003, general fund revenue fund collections are approximately 2.4% above the August 15 estimate.

      The State Budget and Control Board also took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2002-2003 deficit, in accordance with the s002 legislative authorization discussed previously. The borrowing was made against funds available to the State and was paid in full on December 1, 2003.

      Acting on the advice of counsel under question of the State Budget and Control Board's constitutional authority to commit funds of a current fiscal year for a prior fiscal year purpose (including an unreserved fund deficit), the State Budget and Control Board deferred action on the $255 million unreserved fund deficit until such time as the General Assembly reconvenes in January, 2004. It is anticipated that the General Assembly reconvenes in January, 2004. It is anticipated that the General Assembly will make provision for an orderly resolution of such deficit at that time.

      Additional deficit-avoidance measures will be required in the event of further shortfalls in revenues.

      The State of South Carolina has not defaulted on its bonded debt since 1879 and has not incurred any debt to fund operating deficits since 1932. As noted above, however, the State did experience certain budgeting difficulties over several of the last ten fiscal years resulting in mid-year cutbacks in funding of state agencies in those years, and is currently projecting declining revenues. Such difficulties have not to date impacted on the State's ability to pay its indebtedness, but did result in Standard & Poor's Rating Service lowering its rating on South Carolina general obligation bonds from AAA to AA+ on January 29, 1993. The State regained its AAA rating from Standard & Poor's Rating Service on July 9, 1996. South Carolina's general obligation bonds are currently rated Aaa by Moody's Investor Services, Inc., as they have been continuously for several decades. Such ratings apply only to the general obligation bonded indebtedness of the State and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State. There can be no assurance that the economic conditions on which the above ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.

      In 2002, slightly less than one-fifth of all jobs in the State were in the manufacturing industry, compared to 13% nationally. Although the textile industry is still the major industrial employer in the State, since 1950 the State's economy has undergone a gradual transition to greater diversification in the manufacturing sector. In addition, the economic base of the State has diversified in other areas such as trade, health care services, and durable goods manufacturing.

      Personal income in South Carolina grew three and four-tenths percent (3.4%) during 2002 compared to income growth of three and eight-tenths percent (3.8%) nationwide and three and five-tenths percent (3.5%) in the Southeast. Over the last five (5) years (1997-2002) personal income in South Carolina rose at a compounded annual rate of five and two-tenths percent (5.2%), while the annual income growth in the Southeast region rose five and three-tenths percent (5.3%), and the annual growth in the United States rose five and two-tenths percent (5.2%) during the same period.

      In 2002, employment in the state decreased three-tenths percent (-0.3%) while the rate of employment in the United States decreased nine-tenths percent (-0.9%). The unemployment rate for South Carolina in 2002 was six percent (6.0%), compared to five and eight-tenths (5.8%) nationwide.

      General Fund Revenues increased at a rate of one and nine-tenths percent (1.9%) during Fiscal Year ended June 30, 2003 over the previous Fiscal Year. The State finished Fiscal Year ended June 30, 2003 with a revenue shortfall of approximately $561 million below the Fiscal Year ended June 30, 2003 Appropriation Act.

SPECIAL FACTORS AFFECTING THE SOUTH CAROLINA TAX-EXEMPT FUND

      The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made.

      Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on certain real property and personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose which is also a corporate purpose of the applicable political subdivision.

      Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of all taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the State Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, shall be applied to the bonded debt. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Political subdivisions may pledge certain additional revenues, however, to secure their general obligation bonds and, certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on bonds for certain capital projects.

      Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.

      Most recently, Moody's has rated the long-term general obligation bonds of South Carolina Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. See the Appendix to this SAI.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA TAX-EXEMPT OBLIGATIONS

      The Virginia Intermediate Tax-Free Fund will invest primarily in Virginia Intermediate Tax-Free Fund Obligations. For this reason, the Fund is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal, or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them. The information has been obtained from recent official statements prepared by the Commonwealth of Virginia relating to its securities, and no independent investigation has been undertaken to verify its accuracy. Moreover, the information relates only to the state itself and not to the numerous special purpose or local government units whose issues may also be held by the Fund. The credits represented by such issues may be affected by a wide variety of local factors or structuring concerns, and no disclosure is made here relating to such matters,

      The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. Per capita income in Virginia has been consistently above national levels during that time. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, state and local government, and manufacturing.

Because of Northern Virginia, with its proximity to Washington, D.C., and Hampton Roads, which has the nation's largest concentration of military installations, the Federal government has a greater economic impact on Virginia relative to its size than any states other than Alaska and Hawaii.

      According to statistics published by the U.S. Department of Labor, Virginia typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy Virginia is one of twenty-one states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or other work stoppages. Virginia is also one of the least unionized among the industrialized states.

      While overall employment has shown growth over the last five years, 2002 showed a 0.6 percent decline in employment. However, from January 1, 2003 through July 31, 2003, Virginia has seen seven consecutive months of positive employment growth and approximately 150,000 jobs are estimated to have been added during the period.

      Virginia's state government operates on a two-year budget, The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. Virginia law provides that up to 15 percent of a general find appropriation to an agency may be withheld, if required. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This Fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on previous forecasts exceed expected revenues in subsequent forecasts. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of Virginia's average annual tax revenues derived from taxes on income and retail sales for the three preceding fiscal years.

      General Fund revenues are principally composed of direct taxes. In recent fiscal years most of the total tax revenues have been derived from five major taxes imposed by Virginia on individual and fiduciary income, sales and use, corporate income, public service corporations and premiums of insurance companies. Historically, balances in the General Fund have decreased in some years, for example in fiscal years 1995, 2001 and 2002, and have increased at varying rates in other years, such as fiscal years 1996, 1997, 1998, 1999 and 2000. In fiscal year 2003, the General Fund revenues and other sources were less than expenditures and other uses by $75.8 million, resulting in a 12.0 percent decrease in the General Fund balance over fiscal year 2002. Overall revenue increased by 2.3 percent and non-tax revenues increased by 19.2 percent. Overall expenditures fell by 0.6 percent in fiscal year 2003, compared to a 17.4 percent increase in fiscal 2002. The fiscal year 2002 amounts are unaudited.

      In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized, consistent with the financial goals, capital needs and policies of Virginia. The committee annually reviews the outstanding debt of all agencies, institutions, boards and authorities of Virginia for which Virginia has either a direct or indirect pledge of tax revenues or moral obligation. The Committee provides its recommendations on the prudent use of such obligations to the Governor and the General Assembly.

      The Constitution of Virginia prohibits the creation of debt by or on behalf of Virginia that is backed by Virginia's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt, and Virginia is well within its limit for each:

      Section 9(a) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies; subject to limitations on amount and duration, to meet casual deficits in the revenue or in anticipation of the collection of revenues of Virginia; and to redeem a previous debt obligation of Virginia. Total indebtedness issued pursuant to Section 9(a)(2) may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year, and such debt shall mature within twelve months from the date such debt is incurred.

      Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

      Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue- producing capital projects (so-called "double-barrel" debt). Such debt is required to be authorized by an affirmative vote of two- thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the avenge annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

      Section 9(d) provides that the restrictions of Section 9 are not applicable to any obligation incurred by Virginia or any of its institutions, agencies or authorities if the frill faith and credit of Virginia is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project. The repayment of debt issued by the Virginia Public Building Authority, the Virginia College Building Authority Equipment Leasing Program, the Virginia College Building Authority 21st Century College and Equipment Program, the Innovative Technology Authority and the Virginia Biotechnology Research Park Authority is supported in large part by General Fund appropriations.

      The Commonwealth Transportation Board is a substantial issuer of bonds for highway projects. These bonds are secured by and are payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds that are secured by a portion of the Transportation Trust Fund.

      Virginia is involved in numerous leases that are subject to appropriation of funding by the General Assembly. Virginia also finances the acquisition of certain personal property and equipment through installment purchase agreements.

      Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority bonds, Virginia Public School Authority bonds, and Virginia Resources Authority bonds are secured in part by a moral obligation pledge of Virginia. Should the need arise, Virginia may consider finding deficiencies in the respective debt service reserves for such moral obligation debt but the General Assembly is not legally required to make any appropriation for such purpose. To date, none of these authorities has advised Virginia that any such deficiencies exist.

      As of June 30, 2002, local government in Virginia was comprised of 95 counties, 39 incorporated cities, and 190 incorporated towns. Virginia is unique among the several states in that cities and counties are independent, and their land areas do not overlap. The largest expenditures by local governments in Virginia are for education, but local governments also provide other services such as water and sewer, police and fife protection and recreational facilities. The Virginia Constitution imposes numerous restrictions on local indebtedness, affecting both its incurrence and amount.

      Most recently, Moody's has rated the long-term general obligation bonds of Virginia Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. See the Appendix to this SAI.

      The Commonwealth ended fiscal year 2002 with revenue collections $237 million below the official forecast. Various cash balances were available to cover the revenue shortfall; however, an estimated $216.2 million of the 2002 revenue shortfall carried forward into fiscal year 2003. Accordingly, the governor initiated an official re-estimate of general fund revenues for fiscal years 2003 and 2004. As a result, the general fund revenue forecast for the 2002-04 biennium was reduced by $1,284 million. This amount, coupled with the $216 million 2002 revenue shortfall, resulted in a projected biennial budget revenue of $1.5 billion, consisting of $740 million in fiscal year 2003 and $760 million fiscal year 2004.

      To bring spending into line with available resources, the Governor took immediate actions, including limiting construction projects to be paid from the general fund, continuing hiring restrictions and limiting the use of outside consultants, assigning monthly spending limits to agencies and halting all unnecessary discretionary spending. He also directed state agencies to provide budget reduction plans that would reduce their general funds budgets for fiscal years 2003 and 2004 by up to 15 percent. The Governor indicated that such actions may result in closure of some institutions and agencies of the Commonwealth and additional layoffs.

      On September 23, 2002, the Governor reported that rising expenditures for various entitlement and other programs, coupled with the previously announced revenue shortfall, had pushed the amount of the projected budget deficit considerably beyond $1.5 billion.

      On December 20, 2003, Governor Warner presented to the General Assembly his proposed amendments to the 2002 Appropriation Act affecting the remainder of the 2002-2004 biennium (HB 1400). The amendments reflected the Governor's priorities of funding only necessary spending items: protecting public education from reductions; maintaining core services in the areas of law enforcement, safety net programs, and transportation; re-examining state government to determine how effectively it serves Virginia citizens and how efficiently it provides needed services; continuing Virginia's long tradition of fiscal responsibility; and maintaining to the extent practicable, structural balance in the budget. The introduced budget addressed a total revenue shortfall of $2.1 billion, which consisted of $216.2 million rolled over from fiscal year 2002, $1.2 billion revenue shortfall for fiscal year 2003 and fiscal year 2004, and mandated spending requirements of $601.4 million.

      On May 1, 2003, the Governor signed a re-enrolled budget bill and vetoed four items, two of which affected dollar amounts. The bill became effective immediately as Chapter 1042 of the 2003 Acts of Assembly (2003 Appropriation
Act). To summarize final budget actions for the 2002-2004 biennium, a revenue shortfall of $2.15 billion existed, $984.5 million in fiscal year 2003 and $1.6 billion in fiscal year 2004.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN WEST VIRGINIA AND/OR SPECIAL FACTORS AFFECTING THE WEST VIRGINIA FUND

      Being invested primarily in West Virginia Municipal Securities, the West Virginia Municipal Bond Fund is subject to the risks of West Virginia's economy and of the financial condition of its state and local governments and their agencies.

      During 2003, West Virginia's economy has stabilized. For October, 2003, the seasonally adjusted unemployment rate in West Virginia was 5.9 percent, 0.1 of a percent under the national rate and 0.3 percent below the State's unemployment rate of 6.2 percent in November, 2002. Since October, 2002, total nonfarm payroll employment in West Virginia has fallen by 3,900.

      State and local governments continue to make concentrated efforts to encourage diversification of the State's economy with some success. However, the state's economy is still rooted in old economy industries which are undergoing significant consolidation and change. Coal mining, chemicals and manufacturing make up an important part of that economy.

The coal industry, in particular, is under increased scrutiny which may affect the economic feasibility of conducting mining operations in the future.

      In 2003, the State and some local governments had to cut expenses or raise or impose new taxes or fees to avoid deficits. In late 2003, Governor Wise took steps, including imposition of spending cuts, to address a projected $20 million budget deficit for the fiscal year which will end June 30, 2004. To balance the projected deficit for the State's 2004-2005 fiscal year, the Governor has proposed a 9 percent expense reduction for most state agencies and proposed some tax increases to raise new revenues, all of which will need to be addressed by the Legislature in determining the State's budget for that fiscal year. With little or no significant population or economic growth, population shifting away from the state's cities, a continuing decline in school enrollment and an aging population, the problems of governments and school boards to produce sufficient revenues to fund operations and support public education are likely to continue.

DIVERSIFICATION AND CONCENTRATION

      The Tax-Free Bond Funds are non-diversified funds under the 1940 Act. This means they may concentrate their investments in the securities of a limited number of issuers. Under the Internal Revenue Code of 1986, as amended, at the end of each fiscal quarter each Tax-Free Bond Fund must nevertheless diversify its portfolio such that, with respect to 50% of its total assets, not more than 25% of its total assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), and with respect to the remainder of its total assets, no more than 5% of its assets is invested in the securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies). Because of the relatively small number of issuers of Kentucky Tax-Exempt Obligations, Maryland Tax-Exempt Obligations, North Carolina Tax-Exempt Obligations, South Carolina Tax-Exempt Obligations, Virginia Tax-Exempt Obligations, and West Virginia Tax-Exempt Obligations, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund are more likely to invest a higher percentage of their assets in the securities of a single issuer than is an investment company that invests in a broad range of tax-exempt securities. This concentration involves an increased risk of loss to a Tax-Free Bond Fund if the issuer is unable to make interest or principal payments or if the value of such securities declines, and consequently may cause greater fluctuation in the net asset value of the Tax-Free Bond Fund's Shares.

                            MANAGEMENT OF BB&T FUNDS

The Trustees and officers of the Funds, their ages, the position they hold with the Funds, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustee oversees and any other directorships held by the Trustee are listed in the two tables immediately following. The business address of the persons listed below is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

                              INDEPENDENT TRUSTEES

              (1)                       (2)            (3)                      (4)                     (5)             (6)
                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                     TERM OF                                          IN FUND
                                    POSITION(S)    OFFICE AND                                         COMPLEX         OTHER
                                     HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION          OVERSEEN     DIRECTORSHIPS
     NAME, ADDRESS AND AGE           THE FUNDS     TIME SERVED         DURING THE LAST 5 YEARS       BY TRUSTEE   HELD BY TRUSTEE
-------------------------------     -----------   --------------    ------------------------------   ----------   ---------------
Thomas W. Lambeth                   Trustee       Indefinite,       From January to present,             25            None
700 Yorkshire Road                  Chairman of   8/92 - Present    Senior Fellow, Z. Smith
Winston-Salem, NC 27106             the Board                       Reynolds Foundation; from 1978
Birthdate: 01/08/35                 of Trustees                     to January 2001, Executive
                                                                    Director, Z. Smith Reynolds
                                                                    Foundation.

Robert W. Stewart                   Trustee       Indefinite,       Retired; Chairman and Chief          25            None
201 Huntington Road                               2/94 - Present    Executive Officer of
Greenville, SC 29615                                                Engineered Custom Plastics
Birthdate: 05/22/32                                                 Corporation from 1969 to 1990.

Drew T. Kagan                       Trustee       Indefinite,       From December 2003 to present,       25            None

Montecito Advisors, Inc.                          8/00 - Present    President and Director,
810 N. Jeffereson St., Ste 101.                                     Montecito Advisors, Inc.; from
Lewisburg, WV 24901                                                 March 1996 to December 2003,
Birthdate: 02/21/48                                                 President, Investment
                                                                    Affiliate, Inc.; March 1992 to
                                                                    March 1996, President,
                                                                    Provident Securities &
                                                                    Investment Co.

Laura C. Bingham                    Trustee       Indefinite,       From July 1998 to present,           25            None
Peace College                                     2/01 - Present    President of Peace College;
Office of the President                                             November 1997 to May 1998,
15 East Peace Street                                                Senior Vice President of
Raleigh, NC 27604-1194                                              Philanthropy and President of
Birthdate: 11/09/56                                                 Fort Sanders Foundation
                                                                    Covenant Health.

Douglas R. van Scoy                 Trustee       Indefinite        Retired; From November 1974 to      25             None
841 Middle St                                     5/04 - present    July 2001, Deputy Director of
Sullivans Island, SC 26481                                          Private Client Group and
Birthdate: 11/09/43                                                 Senior Executive Vice President
                                                                    of Smith Barney (investment
                                                                    banking).

James L. Roberts                    Trustee       Indefinite        Retired; From January 1999 to      n/a             None
7 Kittansett Court                                 - present        December 2003, President, CEO
Skillman, NJ 08558                                                  and Director, Covest Bancshares,
Birthdate: 11/23/42                                                 Inc.

                               INTERESTED TRUSTEES

              (1)                       (2)            (3)                      (4)                     (5)             (6)
                                                                                                     NUMBER OF
                                                                                                     PORTFOLIOS
                                                     TERM OF                                          IN FUND
                                    POSITION(S)    OFFICE AND                                         COMPLEX         OTHER
                                     HELD WITH      LENGTH OF           PRINCIPAL OCCUPATION          OVERSEEN     DIRECTORSHIPS
     NAME, ADDRESS AND AGE           THE FUNDS     TIME SERVED         DURING THE LAST 5 YEARS       BY TRUSTEE   HELD BY TRUSTEE
--------------------------------    -----------   --------------   --------------------------------  ----------   ---------------
*Kenneth L. Miller, Jr.             Trustee       Indefinite,      From August 1997 to present,         24             None
200 W. Second Street, 16th Floor                  11/02 -          Executive Vice President, Branch
Winston-Salem, NC 27101                           Present          Banking and Trust Company;
Birthdate: 09/19/46                                                employee of Branch Banking and
                                                                   Trust Company since 1982

---------------
* Mr. Miller is treated by the Funds as an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. Mr. Miller is an "interested person" because he owns shares of BB&T Corporation and is an Executive Vice President of Branch Banking and Trust Company, the parent of the Adviser.

      The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, L.P., BISYS Fund Services Ohio, Inc. or Branch Banking and Trust Company, except the Chief Compliance Officer, receives any compensation from BB&T Funds for acting as a Trustee.

                                    OFFICERS

         (1)               (2)             (3)                  (4)                          (5)             (6)
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                         TERM OF                                          IN FUND
                       POSITION(S)     OFFICE AND                                         COMPLEX
                          HELD          LENGTH OF                                         OVERSEEN          OTHER
    NAME, ADDRESS       WITH THE          TIME         PRINCIPAL OCCUPATION(S)              BY          DIRECTORSHIPS
       AND AGE           FUNDS           SERVED        DURING THE PAST 5 YEARS            TRUSTEE      HELD BY TRUSTEE
--------------------  --------------   ------------  ---------------------------------   ----------    ----------------
Keith F. Karlawish    President        Indefinite,   From May 2002 to present,               N/A              N/A
Birthdate: 08/22/64                    2/05 -        President, BB&T Asset Management,
                                       Present       Inc.; from 1996 to 2002, Senior
                                                     Vice President and Director of
                                                     Fixed Income, BB&T Asset
                                                     Management, Inc.

George O. Martinez    Vice President   Indefinite,   From August 2002 to present,            N/A              N/A
Birthdate: 03/11/59                    1/05 -        Senior Vice President-Client
                                       Present       Services, BISYS Fund Services;
                                                     from June 2001 to August 2002,
                                                     CEO and President, Fund Watch
                                                     Dog Services LLC; from June 2000
                                                     to June 2001, Senior Vice
                                                     President and Senior Managing
                                                     Counsel, State Street
                                                     Corporation; from March 1998 to
                                                     May 2000, National Director of
                                                     Investment Management and
                                                     Regulatory Consulting, Arthur
                                                     Andersen, from March 1995 to
                                                     February 1998, Senior Vice
                                                     President and Director of
                                                     Administration and Regulatory
                                                     Services, BISYS Fund Services

James T. Gillespie    Vice             Indefinite,   From February 1992 present,             N/A              N/A
Birthdate: 11/12/66   President        5/02 -        employee of BISYS Fund Services
                                       Present

E.G. Purcell, III     Vice             Indefinite,   From 1995 to present, Senior Vice       N/A              N/A
Birthdate: 01/01/55   President        11/00 -       President, BB&T Asset Management,
                                       Present       Inc. and its predecessors

Troy A. Sheets        Treasurer        Indefinite,   From April 2002 to present,             N/A              N/A
Birthdate: 05/29/71                    5/02 -        employee of BISYS Fund Services;
                                       Present       from September 1993 to April
                                                     2002, employee of KPMG LLP

Frank Pavlak          Vice President   Indefinite,   From May 2004 to September 2004,        N/A              N/A
Birthdate: 3/23/1947  Chief            9/04 -        Senior Vice President, BISYS
                      Compliance       Present       Fund Services
                      Officer and                    From January 1999 to April 2004,
                      AML                            Vice President, OppenheimerFunds
                      Compliance                     Inc.
                      Officer

Alaina V. Metz        Assistant        Indefinite,   From June 1995 to present,              N/A              N/A
Birthdate: 04/07/67   Secretary        9/95 -        employee, BISYS Fund Services
                                       Present

Chris Sabato          Assistant        Indefinite    From February 1993 to present,          N/A              N/A
Birthdate:  12/15/68  Treasurer        11/02-        employee of BISYS Fund Services
                                       Present

For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

                            POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
      NAME                               UNDERWRITERS OF THE FUNDS
------------------    ---------------------------------------------------------------
Kenneth L. Miller     BB&T Corporation, Executive Vice President
                      BB&T Asset Management, Inc., Chairman of the Board of Directors
George Martinez       BISYS Fund Services, Senior Vice President-Client Services
James T. Gillespie    BISYS Fund Services, Director Client Services
Troy A. Sheets        BISYS Fund Services, Vice President
Alaina V. Metz        BISYS Fund Services, Vice President
Chris Sabato          BISYS Fund Services, Director
E.G. Purcell, III     BB&T Asset Management, Inc., Senior Vice President
Frank Pavlak          BISYS Fund Services, Chief Compliance Officer


The officers of BB&T Funds receive no compensation directly from BB&T Funds for performing the duties of their offices. BB&T Asset Management, Inc. receives fees from BB&T Funds for acting as Administrator and BISYS Fund Services Ohio, Inc. receives fees from BB&T Funds for acting as Transfer Agent and for providing fund accounting services to BB&T Funds. In addition, BISYS Fund Services, L.P. receives fees from the Administrator for acting as Sub-Administrator.


COMMITTEES OF THE BOARD OF TRUSTEES

AUDIT COMMITTEE

The purposes of the Audit Committee are to oversee the Trust's accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Trust's financial statements and the independent audit thereof; to consider the selection of independent public accountants for the Trust and the scope of the audit; and to act as a liaison between the Trust's independent auditors and the full Board of Trustees. Messrs. Kagan, Lambeth, and Stewart and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the committee. For the fiscal year ended September 30, 2004, there were three meetings of the Audit Committee.

NOMINATING COMMITTEE

The purpose of the Nominating Committee is to recommend qualified candidates to the Board in the event that a position is vacated or created. Messrs. Kagan, Lambeth, Stewart, Roberts, Van Scoy and Ms. Bingham serve on this committee; Mr. Lambeth serves as chair of the committee. The Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Nominations Committee in care of BB&T Funds. For the fiscal year ended September 30, 2004, there were two meetings of the Nominating Committee.

SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Fund's family of investment companies as of December 31, 2004:

                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                   SECURITIES IN ALL REGISTERED
                                                                                 INVESTMENT COMPANIES OVERSEEN BY
                                DOLLAR RANGE OF EQUITY SECURITIES               TRUSTEE IN THE FAMILY OF INVESTMENT
 NAME OF TRUSTEE                     IN THE FUNDS OF FUNDS                                   COMPANIES
 ---------------                     ---------------------                                   ---------
Thomas W. Lambeth     Small Company Growth Fund             $1-$10,000                       $1-$10,000
Robert W. Stewart     South Carolina Tax-Free Fund          >$100,000
                      Equity Index Fund                     $10,001-$50,000                  >$100,000
                      Mid Cap Growth Fund                   $10,001-$50,000
                      Special Opportunity Fund              $10,001-$50,000
                      Conservative Growth Fund              $10,001-$50,000
Drew T. Kagan         Large Company Value Fund              $10,001-$50,000                  >$100,000
                      West Virginia Fund                   $50,001-$100,000
Laura C. Bingham      North Carolina Intermediate
                      Tax-Free Fund                         $10,001-$50,000                  $10,001-$50,000
Richard F. Baker*     Large Company Growth Fund             $1-$10,000                       $1-$10,000
W. Ray Long*          Intermediate U.S. Government          >$100,000
                      Fund
                      Large Company Value Fund              >$100,000
                      Small Cap Growth Fund                 $1-$10,000                       >$100,000
                      International Equity Fund             $1-$10,000
Kenneth L. Miller     $0                                    $0

* Mr. Baker resigned as a trustee of the BB&T Funds on April 2, 2004. Mr. Long resigned as a trustee of the BB&T Funds on May 9, 2004.

As of January 2, 2004, the Officers and Trustees owned less than 1% of any class of any Fund.

TRUSTEES COMPENSATION*

                                 AGGREGATE                                                       TOTAL COMPENSATION
                             COMPENSATION FROM                                                   FROM FUNDS AND FUND
                                    THE                                                           COMPLEX PAID TO
                           FUNDS FOR THE FISCAL      PENSION OR RETIREMENT    ESTIMATED ANNUAL    TRUSTEES FOR THE
                                YEAR ENDING        BENEFITS ACCRUED AS PART     BENEFITS UPON    FISCAL YEAR ENDING
NAME OF PERSON, POSITION    SEPTEMBER 30, 2004         OF FUND EXPENSES          RETIREMENT      SEPTEMBER 30, 2004
------------------------   --------------------    ------------------------   ----------------   -------------------
Thomas W. Lambeth                 22,250                     None                   None                22,250
Robert W. Stewart                 22,250                     None                   None                22,250
Drew T. Kagan                     22,250                     None                   None                22,250
Laura C. Bingham                  22,250                     None                   None                22,250
Richard F. Baker**                22,250                     None                   None                22,250
W. Ray Long**                     20,000                     None                   None                20,000
Douglas R. van Scoy                  ?                        ?                      ?                     ?
James L. Roberts                     ?                        ?                      ?                     ?
Kenneth L. Miller                   None                     None                   None                  None

*Figures are for the Funds' fiscal year ended September 30, 2003. BB&T Funds includes twenty-five separate series.

** Mr. Baker resigned as a trustee of the BB&T Funds on April 2, 2004. Mr. Long resigned as a trustee of the BB&T Funds on May 9, 2004.

CODE OF ETHICS

      BB&T Funds, BB&T Asset Management, Inc., UBS Global Asset Management (Americas) Inc., Federated Investment Management Company, Scott & Stringfellow, Inc. and BISYS Fund Services LP have each adopted a code of ethics ("Codes") pursuant to Rule 17j-1 of the 1940 Act, and these Codes permit personnel covered by the Codes to invest in securities, including securities that may be purchased or held by each Fund, subject to certain restrictions.

INVESTMENT ADVISER

      Investment advisory and management services are provided to each Fund of BB&T Funds by BB&T Asset Management pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated as of February 1, 2001.

      Under the Advisory Agreement between BB&T Funds and BB&T Asset Management, the fee payable to BB&T Asset Management by each Fund, for investment advisory services is the lesser of: (a) a fee computed daily and paid monthly at the annual rate of forty one hundredths of one percent (0.40%) of each of the Money Market Fund's average daily net assets; sixty one-hundredths of one percent (0.60%) of each of the Bond Funds' (except the West Virginia Fund) average daily net assets; forty-five one-hundredths of one percent (0.45%) of the West Virginia Fund's average daily net assets; and seventy-four one-hundredths of one percent (0.74%) of the Large Company Growth Fund's and the Large Company Value Fund's average daily net assets; one percent (1.00%) of the Small Company Growth, Small Company Value, and International Equity Funds' average daily net assets; seventy-four one-hundredths of one percent (0.74%) of the Mid Cap Growth Fund's average daily net assets; seventy-four one-hundredths of one percent (0.74%) of the Mid Cap Value Fund's average daily net assets; eighty one-hundredths of one percent (0.80%) of the Special Opportunities Fund; and twenty-five one-hundredths of one percent (0.25%) of each Funds of Funds' average daily net assets; or (b) such fee as may from time to time be agreed upon in writing by BB&T Funds and BB&T Asset Management. A fee agreed to in writing from time to time by BB&T Funds and BB&T Asset Management may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of the fund during the period when such lower fee is in effect.

      The Advisory Agreement provides that BB&T Asset Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by BB&T Funds in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T Asset Management in the performance of its duties, or from reckless disregard by BB&T Asset Management of its duties and obligations thereunder.

      Unless sooner terminated, the Advisory Agreement will continue in effect until September 30, 2005 as to each of the Funds and from year to year if such continuance is approved at least annually by BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of that Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Advisory Agreement is terminable as to a particular Fund at any time upon 60 days written notice without penalty by the Trustees, by vote of the holders of a majority of the outstanding Shares of that Fund, or by BB&T Asset Management. The Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

      For the fiscal years ended September 30, 2004, September 30, 2003, and September 30, 2002, the Adviser received the following investment advisory fees:

                                FISCAL YEAR ENDED

                                           SEPTEMBER 30, 2004           SEPTEMBER 30, 2003          SEPTEMBER 30, 2002
                                       --------------------------    -------------------------   -------------------------
                                                     ADDITIONAL                   ADDITIONAL                  ADDITIONAL
                                         PAID       AMOUNT WAIVED      PAID      AMOUNT WAIVED     PAID      AMOUNT WAIVED
                                         ----       -------------      ----      -------------     ----      -------------
Large Company Value Fund ........      4,083,335        576,267       2,605,176     607,870      2,674,098      623,951
Large Company Growth Fund .......      2,272,575        320,811       1,352,096     315,487      1,170,490      273,113
Mid Cap Value Fund ..............      1,184,356        167,725
Mid Cap Growth Fund .............        806,147        115,682
Small Company Value Fund ........        491,835         80,664         132,171          --             --           --
Small Company Growth Fund .......      1,085,723        105,016       1,215,502          --      1,280,280           --
International Equity Fund .......      2,096,626        175,993      1,1671,715      23,118      1,411,157           --
Short Fund ......................        972,217        277,956         950,862     190,169        861,018      172,201
Special Opportunities Equity Fund        430,781         93,561              --      86,576             --           --
Equity Income Fund* .............         27,002         20,252              --          --             --           --
Intermediate U.S. Government Fund      2,594,343        518,815       2,042,063     408,407      1,529,132      305,822
Intermediate Corporate Bond Fund       1,294,243        258,823         922,532     199,479        587,528      195,779
Kentucky Fund ...................         34,914         65,908             205      42,855             --           --
Maryland Fund** .................              -         45,175              --      15,554             --           --
North Carolina Fund .............        570,463        162,887         599,306     119,860        535,280      107,055
South Carolina Fund .............        101,991         33,997         102,029      36,702         78,446       39,223
Virginia Fund ...................        384,493        109,661         418,139      83,080        397,552       79,509
West Virginia Fund ..............        358,251             --
Prime Money Market Fund .........      3,121,650      1,040,444       3,180,236     839,381      3,262,052      281,484
U.S. Treasury Money Market Fund..      3,321,997      1,307,050       3,322,073     976,447      2,856,274      598,356
Capital Manager Conservative
  Growth Fund ...................        111,112         74,068          49,637      33,090         45,470       30,313

Capital Manager Moderate
  Growth Fund ...................         94,430         62,949         53,144       35,430         47,203       31,469
Capital Manager Growth Fund .....         56,469         59,675         44,652       29,767         45,234       30,155
Capital Equity Fund .............         16,839         47,688         24,752       16,500         23,115       15,410

* Commenced operations June 30, 2004.

* The Investment Adviser reimbursed the fund $3,476.

      For the fiscal year ended January 2001, the fiscal period ended September 30, 2001, and the fiscal years ended September 30, 2002, and September 30, 2003, the Former OVB Funds paid the following advisory fees:

                                  Fees Paid (000)                        Fees Waived(000)
                                 ----------------                        ----------------
Fund                   9/2003    9/2002    9/2001    1/2001    9/2003    9/2002    9/2001    1/2001
----                   ------    ------    ------    ------    ------    ------    ------    ------
Mid Cap Value Fund     $  726    $  507    $  255    $  505    $  183    $  240    $   83    $  106
Mid Cap Growth Fund    $  506    $  417    $  506    $1,664    $  144    $  256    $  180    $  368
West Virginia Fund     $  374    $  296    $  154    $  382    $   20    $   87    $   94    $   95

      Branch Banking and Trust Company ("BB&T") reorganized its investment advisory division as BB&T Asset Management, a separate, wholly owned subsidiary of BB&T Corporation, a financial holding company and parent of BB&T. BB&T Asset Management has replaced BB&T as the investment adviser to BB&T Funds. Management and investment advisory personnel of BB&T that provided investment management services to BB&T Funds now do so as the personnel of BB&T Asset Management.

      The Funds bear all cost of their organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Funds' plans of distribution; fees and expenses of custodian including those for keeping books and accounts, maintaining a committed line of credit, and calculating the net asset value of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including and allocable portion of the cost of the Adviser's employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates; expenses of Trustees' and shareholders' meeting; trade association memberships; insurance premiums; and any extraordinary expenses.

      Pursuant to the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-5, any Fund organizational or start-up costs incurred on or after January 1, 1999 will be expensed as they are incurred.


      The portfolio managers of each Fund are assisted in the management of their respective Funds by one of four portfolio management teams: Fixed Income, Value Equity, Growth Equity, and Balanced. The Fixed Income Team, consisting of Robert F. Millikan, CFA, (Director), Carrie R. Breswitz, R. Ron Elmer, CFA, CPA, CFP, Brad D. Eppard, CFA, David T. Johnson, Kevin E. McNair, CFA, Michael D. Nichols, CFA, Justin B. Nicholson, and Dickinson B. Phillips, CFP, assists in the management of the Bond Funds and the Money Market Funds. The Value Equity Team, consisting of Rick B. Jones, CFA (Director), Eric L. Farls, CFA, Robert A. Gowen, John T. Kvantas, CFA, Tom A. Lukic, CFA, and B. Steve Sears, CFA, assists in the management of the Large Company Value Fund, the Mid Cap Value Fund, and the Small Company Value Fund. The Growth Equity Team, consisting of Paige C. Henderson, CFA, CPA, Brandon W. Carl, R. Raiford Garrabrant, CFA, David P. Nolan, and Michele H. Van Dyke, assists in the management of the Large Company Growth Fund, the Mid Cap Growth Fund, and the Small Company Growth Fund. The Balanced Team, consisting of Jeffrey J. Schappe, CFA, (Chief Investment Officer), Paige C. Henderson, CFA, CPA, Rick B. Jones, CFA, and Robert F. Millikan, assists in the management of the Funds of Funds.


SUB-ADVISERS

      Small Company Growth Fund. Prior to April 1, 2002, investment sub-advisory and management services were provided to the Small Company Growth Fund by BlackRock Financial Management, Inc. ("BFMI") (formerly PNC Equity Advisors Company), an indirect majority-owned subsidiary of PNC Financial Services Group, Inc., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of February 1, 2001 between BB&T Asset Management and BFMI.

      For the fiscal years ended September 30, 2002, September 30, 2001, and September 30, 2000, BB&T paid BFMI $208,147, $780,566, and $914,127, respectively, for sub-advisory services to the Small Company Growth Fund.

      Special Opportunities Fund and Equity Income Fund. Investment sub-advisory and management services are provided to the Special Opportunities Fund and the Equity Income Fund by Scott & Stringfellow, Inc. ("Scott & Stringfellow"), a wholly owned subsidiary of BB&T Corporation, pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of May 16, 2003 between BB&T Asset Management and Scott & Stringfellow.

      For its services and expenses incurred under the Sub-Advisory Agreement, Scott & Stringfellow is entitled to a fee, payable by BB&T Asset Management. The fee is computed daily and paid monthly at the annual rate of 0.40% and 0.35% of the average daily net assets of the Special Opportunities Fund and the Equity Income Fund.

      Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until October 31, 2005 and thereafter will continue from year to year if such continuance is approved at least annually by BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, on 60 days' written notice by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, by Scott & Stringfellow, or by BB&T Asset Management. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. Sub-advisory fees payable to Scott & Stringfellow are borne exclusively by BB&T Asset Management as Adviser to the Special Opportunities Fund and the Equity Income Fund.

      International Equity Fund. Effective as of the close of business on April 25, 2003, BB&T Asset Management terminated the investment sub-advisory agreement with BlackRock International Limited with respect to the International Equity Fund and engaged UBS Global Asset Management (Americas) Inc. ("UBS Global AM") to provide investment management sub-advisory services to the Fund. Subject to shareholder approval, UBS Global AM will provide investment management sub-advisory services to the International Equity Fund under an investment sub-advisory agreement with BB&T Asset Management (the "Sub-Advisory Agreement"). A proxy statement seeking such shareholder approval will be mailed to Fund shareholders on or about June 30, 2003.

As permitted under the 1940 Act, on or about April 28, 2003, UBS Global AM began providing investment management sub-advisory services to the International Equity Fund under an interim sub-advisory agreement with BB&T Asset Management until shareholder approval of the Sub-Advisory Agreement is obtained, and in any event, for no longer than 150 days.

For its services and expenses incurred under the Sub-Advisory Agreement and the interim sub-advisory agreement, UBS Global AM is entitled to a fee payable by BB&T Asset Management. The fee is computed daily and paid monthly at the following annual rates (as a percentage of the International Equity Fund's average daily net assets):

On the first $50 million      0.45%
On the next $50 million       0.43%
Over $100 million             0.38%

UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2002, UBS Global AM had approximately $34.0 billion in assets under management and the Group had approximately $403 billion in assets under management.

      Prior to April 28, 2003, investment sub-advisory and management services were provided to the International Equity Fund by BlackRock International Limited, an indirect majority-owned subsidiary of PNC Financial Services Group, Inc., pursuant to a sub-advisory agreement dated as of February 1, 2001 between BB&T Asset Management and BlackRock International. For the fiscal years ended September 30, 2002, September 30, 2001 and September 30, 2000, BB&T Asset Management paid BlackRock International $639,283, $580,925, and $577,816, respectively, for sub-advisory services to the International Equity Fund.

      Prime Money Market Fund. Investment sub-advisory and management services are provided to the Prime Money Market Fund by Federated Investment Management Company ("FIMC"), a wholly-owned subsidiary of FII Holdings, Inc., pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of February 1, 2001, between BB&T Asset Management and FIMC.

      For its services and expenses incurred under the Sub-Advisory Agreement, FIMC is entitled to a fee, payable by BB&T Asset Management. The fee is computed and paid monthly at the annual rate of ten one-hundredths of one percent (0.10%), applicable to the first $500 million, and eight one-hundredths of one percent (0.08%), applicable to over $500 million, of the Prime Money Market Fund's average daily net assets or such lower fee as may be agreed upon in writing by BB&T Asset Management and FIMC.

      Unless sooner terminated, the Sub-Advisory Agreement will continue in effect until September 30, 2003 and thereafter will continue from year to year if such continuance is approved at least annually by BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days' written notice by FIMC or by BB&T Asset Management. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. For the fiscal years ended September 30, 2002 and 2001, BB&T Asset Management paid FIMC $763,888 and $558,958, respectively, for sub-advisory services to the Prime Money Market Fund.

      Intermediate Corporate Bond Fund. On November 28, 2001, shareholders of the Intermediate Corporate Bond Fund approved a sub-advisory agreement (the "Sub-Advisory Agreement") between BB&T Asset Management and FIMC pursuant to which FIMC would provide investment sub-advisory and management services to that portion of the Intermediate Corporate Bond Fund's portfolio designated by BB&T Asset Management for high yield investment. As of the date of this Statement of Additional Information, however, FIMC has not yet received an exemptive order from the Securities and Exchange Commission that would permit it to sub-advise the Intermediate Corporate Bond Fund. Therefore, the Sub-Advisory Agreement has not been executed and FIMC has not commenced sub-advising the high yield portion of the Intermediate Corporate Bond Fund's portfolio. It is expected that once FIMC receives the requested exemptive order from the SEC, the Sub-Advisory Agreement will be executed and FIMC will begin sub-advising the high yield portion of the Intermediate Corporate Bond Fund's portfolio.

      From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of BB&T Funds may include descriptions of each Sub-Adviser including, but not limited to, (i) descriptions of the Sub-Adviser's operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the Sub-Adviser's operations.

BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS [TO BE UPDATED]

      In determining to approve the most recent annual extensions of the Investment Advisory Agreement with respect to each of the Funds and the sub-advisory agreements with respect to the International Equity Fund and the Prime Money Market Fund (collectively, the "Advisory Agreements"), the Board of Trustees met over the course of the year with the relevant investment advisory personnel from the Adviser and the Sub-Advisers (collectively, the "Advisers") and considered information provided by the Advisers relating to the education, experience and number of investment professionals and other personnel providing services under the Advisory Agreements. The Trustees also took into account the time and attention devoted by senior management to each of the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted by the Advisers to the Funds were appropriate to fulfill effectively the Advisers' duties under the Advisory Agreements. The Trustees also considered the business reputation of the Advisers, their financial resources and their professional liability insurance coverage and concluded that the Advisers would be able to meet any reasonably foreseeable obligations under the Advisory Agreements.

      The Trustees received information concerning the investment philosophy and investment process applied by the Advisers in managing the Funds. In this connection, the Trustees considered the Advisers' in-house research capabilities as well as other resources available to the Advisers' personnel, including research services available to the Advisers as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that the Advisers' investment processes, research capabilities and philosophies were well suited to the respective Funds, given the Funds' investment objectives and policies.

      The Trustees considered the scope of the services provided by the Advisers to the Funds under the Advisory Agreements relative to services provided by third parties to other mutual funds. The Trustees noted that the Advisers' standards of care were comparable to those found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the Advisers' services to the Funds was consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services.

      The Trustees considered the quality of the services provided by the Advisers to the Funds. The Trustees evaluated the Advisers' records with respect to regulatory compliance and compliance with the investment policies of the Funds. The Trustees also evaluated the procedures of the Advisers designed to fulfill the Advisers' fiduciary duty to the Funds with respect to possible conflicts of interest, including the Advisers' code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics" above), the procedures by which the Advisers allocate trades among their various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Advisers in these matters. The Trustees also received information concerning standards of the Advisers with respect to the execution of portfolio transactions. See "Portfolio Transactions" above.

      The Trustees considered the Advisers' management of non-advisory services provided by persons other than the Advisers by reference, among other things, to the Funds' total expenses and the reputation of the Funds' other service providers. See "Expenses" below. The Trustees also considered information provided by third parties relating to the Funds' investment performance relative to their performance benchmarks, relative to other similar accounts managed by the Advisers and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one, five and ten year calendar year periods when applicable, performance under different market conditions and during different legs of the market cycle, the volatility of the Funds' returns, as well as factors identified by the Advisers as contributing to the Funds' performance. The Trustees concluded that the scope and quality of the Advisers' services, including the investment performance of each of the Funds, was sufficient, in light of market conditions, performance attribution, the resources brought to bear by the Advisers, the integrity of the Advisers, their personnel and systems, and the financial resources of the Advisers, to merit reapproval of the Advisory Agreements for another year.

      In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Advisory Agreements. The Trustees reviewed information supplied by third parties concerning fees paid to investment advisers of similarly-managed funds. The Trustees also considered the fees of the Funds as a percentage of assets at different asset levels and possible economies of scale to the Advisers. The Trustees evaluated the Advisers' profitability with respect to the Funds, concluding that such profitability was not inconsistent with levels of profitability that had been determined by courts not to be "excessive." For these purposes, the Trustees took into account not only the actual dollar amount of fees paid by the Funds directly to the Advisers, but also took into account so-called "fallout benefits" to the Advisers such as reputational value derived from serving as investment adviser to the Fund and with respect to the Stock Funds, the research services available to the Advisers by reason of brokerage commissions generated by the Funds' turnover. In evaluating each Fund's advisory fees, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about foreign issuers and smaller capitalization companies, limited liquidity of certain securities, and the specialization required for focused funds, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds, and for international or global funds, as compared to funds investing, respectively, in debt obligations or in U.S. issuers. Similarly, the Trustees concluded that, generally, small capitalization equity funds and focused funds, including state specific municipal funds, require greater intensity of research and trading acumen than larger capitalization or more diversified funds.

      Based on the foregoing, the Trustees concluded that the fees to be paid the Advisers under the Advisory Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers.

      In determining to initially approve the sub-advisory agreement with respect to the Special Opportunities Fund (the "S&S Sub-Advisory Agreement"), the Board of Trustees met on February 27, 2003 with the relevant investment advisory personnel from Scott & Stringfellow and considered information provided by Scott & Stringfellow relating to the education, experience and number of investment professionals and other personnel providing services under the S&S Sub-Advisory Agreement. The Trustees also took into account the time and attention to be devoted by senior management to the Fund. The Trustees evaluated the level of skill required to manage the Fund and concluded that the human resources to be devoted by Scott & Stringfellow to the Fund was appropriate to fulfill effectively Scott & Stringfellow's duties under the S&S Sub-Advisory Agreement. The Trustees also considered the business reputation of Scott & Stringfellow, its financial resources and its professional liability insurance coverage and concluded that Scott & Stringfellow would be able to meet any reasonably foreseeable obligations under the S&S Sub-Advisory Agreement.

      The Trustees received information concerning the investment philosophy and investment process applied by Scott & Stringfellow in managing the Fund. In this connection, the Trustees considered Scott & Stringfellow's individual stock research capabilities as well as other resources available to Scott & Stringfellow's personnel, including research services available to Scott & Stringfellow as a result of securities transactions effected for the Fund and other investment advisory clients. The Trustees concluded that Scott & Stringfellow's investment processes, research capabilities and philosophies were well suited to the Fund, given the Fund's investment objective and policies.

      The Trustees considered the scope of the services to be provided by Scott & Stringfellow to the Fund under the S&S Sub-Advisory Agreement relative to services provided by third parties to other mutual funds. The Trustees noted that Scott & Stringfellow's standard of care was comparable to those found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of Scott & Stringfellow's services to the Fund was consistent with the Fund's operational requirements, including, in addition to its investment objective, compliance with the Fund's investment restrictions, tax and reporting requirements and related shareholder services.

      The Trustees evaluated the procedures of Scott & Stringfellow designed to fulfill Scott & Stringfellow's fiduciary duty to the Fund with respect to possible conflicts of interest, including Scott & Stringfellow's code of ethics (regulating the personal trading of its officers and employees) (see "Code of Ethics " above), the procedures by which Scott & Stringfellow allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of Scott & Stringfellow in these matters. The Trustees also received information concerning standards of Scott & Stringfellow with respect to the execution of portfolio transactions. See "Portfolio Transactions" above.

      The Trustees also considered information provided by third parties relating to the investment performance of similar accounts managed by Scott & Stringfellow relative to their performance benchmarks and relative to funds managed similarly by other advisers. The Trustees reviewed performance over various periods, including one, five and ten year calendar year periods when applicable. The Trustees concluded that the scope and quality of Scott & Stringfellow's services to be provided was sufficient, in light of market conditions, performance attribution, the resources to be brought to bear by Scott & Stringfellow, the integrity of Scott & Stringfellow, its personnel and systems, and the financial resources of Scott & Stringfellow, to merit approval of the S&S Sub-Advisory Agreement.

      In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the S&S Sub-Advisory Agreement. The Trustees reviewed information supplied by third parties concerning fees paid to investment advisers of similarly-managed funds. In evaluating the Fund's subadvisory fee, the Trustees also took into account the complexity of investment management for the Fund relative to other types of funds. Based on challenges associated with less readily available market information about smaller capitalization companies, limited liquidity of certain securities, the Trustees concluded that generally greater research intensity and trading acumen is required for equity funds. Similarly, the Trustees concluded that, generally, smaller capitalization equity funds require greater intensity of research and trading acumen than larger capitalization.

      Based on the foregoing, the Trustees concluded that the fees to be paid Scott & Stringfellow under the S&S Sub-Advisory Agreement were fair and reasonable, given the scope and quality of the services to be rendered by Scott & Stringfellow.

PROXY VOTING POLICIES AND PROCEDURES

      The Board of Trustees has delegated the authority to vote proxies on behalf of the Funds of the Trust that own voting securities to BB&T Asset Management. The Board has authorized BB&T Asset Management to delegate proxy voting authority with respect to a Fund to that Fund's sub-adviser. Proxy voting policies and procedures for BB&T Asset Management and each of the Sub-Advisers are attached as Appendix B.

      You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the Securities and Exchange Commission's Web site at www.sec.gov or by visiting our Web site at: www.bbtfunds.com or by contacting us in writing at BB&T Funds, 3435 Stelzer Road, Columbus, Ohio 43219.

PORTFOLIO TRANSACTIONS

      Either pursuant to the Advisory Agreement, whereby BB&T Asset Management determines, or pursuant to Sub-Advisory Agreements, whereby each Sub-Adviser determines, subject to the direction and general supervision of the Board of Trustees of BB&T Funds, review by BB&T Asset Management in the case of a Sub-Adviser, and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute such Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Stock Funds, the Funds, and the Funds of Funds usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the Funds of Funds) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, BB&T Funds, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While BB&T Asset Management and each Sub-Adviser generally seek competitive spreads or commissions, BB&T Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

      During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

                                                                                            FISCAL YEAR ENDED
                                                SEPTEMBER 30, 2003                          SEPTEMBER 30, 2002
                                     ---------------------------------------    ------------------------------------------
                                      AGGREGATE                    DIRECTED      AGGREGATE                       DIRECTED
                                      BROKERAGE      AGGREGATE     BROKERAGE     BROKERAGE       AGGREGATE       BROKERAGE
                                     COMMISSION    TRANSACTIONS   COMMISSION    COMMISSION     TRANSACTIONS     COMMISSION
                                     ----------    ------------   ----------    ----------     ------------     ----------
Large Company Value Fund ..........    118,862       3,759,224      118,862        376,300      241,867,030        376,300
Large Company Growth Fund .........     57,704       1,258,115       57,704        445,519      389,386,851        445,519
Mid Cap Value Fund ................     54,988       1,298,854       54,988        107,829       56,510,795        107,829
Mid Cap Growth Fund ...............     30,454         648,531       30,454        247,840      178,092,618        247,840
Small Company Value Fund ..........      4,748         127,682        4,748             --               --             --
Small Company Growth Fund .........     28,896         649,587       28,896      1,037,698      521,027,277      1,037,698
International Equity Fund .........      5,890         134,445        5,890        558,327      284,313,274        558,327
Special Opportunities Equity Fund..    436,713      11,886,421      436,713             --               --             --

                                                 SEPTEMBER 30, 2001
                                     -----------------------------------------
                                     AGGREGATE                       DIRECTED
                                     BROKERAGE        AGGREGATE      BROKERAGE
                                     COMMISSION     TRANSACTIONS     COMMISSION
                                     ----------     ------------     ----------
Large Company Value Fund ..........    365,378           225,316       365,378
Large Company Growth Fund .........    328,839       289,095,948       328,839
Mid Cap Value Fund ................     40,969*       21,671,485*       40,969*
Mid Cap Growth Fund ...............     40,500*       33,354,631*       40,500*
Small Company Value Fund ..........         --                --            --
Small Company Growth Fund .........    734,062       481,151,498       734,062
International Equity Fund .........    737,570       373,822,816       737,570
Special Opportunities Equity Fund..         --                --            --

*For the fiscal period ended September 30, 2001.

**See below.

      For fiscal year ended January 31, 2001, the Former OVB Funds paid the following brokerage commissions with respect to portfolio transactions:

                                                              % of Total           % of Total
                                         Total Amount of       Brokerage            Brokerage
                       Total Amount of      Brokerage      Transactions Paid       Commission
                          Brokerage     Transactions Paid    to Affiliated          Effective
                      Commissions Paid    to Affiliates         Brokers         Through Affiliates
                      ----------------  -----------------  -----------------    ------------------
        Fund               1/2001            1/2001             1/2001               1/2001
-------------------   ----------------  -----------------  -----------------    ------------------
Mid Cap Growth Fund      $  141,078         $  30,552              25                   22
Mid Cap Value Fund       $  121,175         $  13,420              15                   11

                            Total Brokerage
                       Commission Paid to Former
                          OVB Distributor in
                              Connection            Total Amount of
                            with Repurchase       Commission Paid for
                         Agreement Transaction         Research
                       -------------------------  -------------------
           Fund                 1/2001                  1/2001
-------------------    -------------------------  -------------------
Mid Cap Growth Fund            $  8,558                    0
Mid Cap Value Fund             $  1,447                    0

      For the fiscal year ended September 30, 2003, the Funds paid $87,602 in commissions to Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation. The Funds paid no brokerage commissions to Scott & Stringfellow, Inc. for the fiscal years ended September 30, 2002 and September 30, 2001. For the fiscal year ended September 30, 2003, the aggregate percentage of the Funds' total brokerage commissions paid to Scott & Stringfellow, Inc. was 2.70%, and the percentage of the Funds' aggregate dollar amount of transactions involving commissions effected through Scott & Stringfellow was 2.58%.

      Allocation of transactions, including their frequency, to various dealers is determined by BB&T Asset Management or each Sub-Adviser in a manner deemed fair and reasonable. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by BB&T Asset Management and each Sub-Adviser and does not reduce the advisory fees payable to BB&T Asset Management or each Sub-Adviser. Such information may be useful to BB&T Asset Management or each Sub-Adviser in serving both BB&T Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BB&T Asset Management or each Sub-Adviser in carrying out its obligations to BB&T Funds.

      To the extent permitted by applicable rules and regulations, either BB&T Asset Management or the Sub-Advisers may execute portfolio transactions on behalf of the Funds through affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board will review reports of such affiliated brokerage transactions in connection with the foregoing standard.

      Investment decisions for each Fund of BB&T Funds are made independently from those for the other Funds or any other investment company or account managed by BB&T Asset Management or any Sub-Adviser. Any such other investment company or account may also invest in the same securities as BB&T Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund of BB&T Funds, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which BB&T Asset Management or the Sub-Adviser believes to be fair and equitable over time to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, BB&T Asset Management or the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for BB&T Funds, BB&T Asset Management or the Sub-Adviser will provide its services in accordance with its fiduciary obligations and will manage the Fund in the best interests of the Fund.

GLASS-STEAGALL ACT

      In 1971, the United States Supreme Court held in Investment Company Institute v. Camp that the Federal statute commonly referred to as the Glass-Steagall Act prohibits a bank from operating a mutual fund for the collective investment of managing agency accounts. Subsequently, the Board of Governors of the Federal Reserve System (the "Board") issued a regulation and interpretation to the effect that the Glass-Steagall Act and such decision: (a) forbid a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any non-bank affiliate thereof from sponsoring, organizing, or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, but (b) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, and custodian to such an investment company. In 1981, the United States Supreme Court held in Board of Governors of the Federal Reserve System v. Investment Company Institute that the Board did not exceed its authority under the Holding Company Act when it adopted its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to registered closed-end investment companies. In the Board of Governors case, the Supreme Court also stated that if a bank complied with the restrictions imposed by the Board in its regulation and interpretation authorizing bank holding companies and their non-bank affiliates to act as investment advisers to investment companies, a bank performing investment advisory services for an investment company would not violate the Glass-Steagall Act.

      BB&T Asset Management believes that it possesses the legal authority to perform the services for each Fund contemplated by the Advisory Agreement and described in the Prospectuses and this Statement of Additional Information and has so represented in the Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict BB&T Asset Management's subsidiaries from continuing to perform such services for BB&T Funds. Depending upon the nature of any changes in the services which could be provided by BB&T Asset Management's subsidiaries, the Board of Trustees of BB&T Funds would review BB&T Funds' relationship with BB&T Asset Management and consider taking all action necessary in the circumstances.

      Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of BB&T Asset Management or any Sub-Adviser or their affiliated and correspondent banks (the "Banks") in connection with Customer's purchases of Shares of a Fund, the Banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in BB&T Funds' method of operations would affect its net asset value per Share or result in financial losses to any Customer.

MANAGER AND ADMINISTRATOR


      Effective February 1, 2005, BB&T Asset Management, Inc. became the Administrator (the "Administrator") to each Fund pursuant to the Management and Administration Agreement. Prior to February 1, 2005, BISYS Fund Services, LP served as Administrator to each Fund pursuant to the Management and Administration Agreement dated as of June 1, 2000. BISYS Fund Services is wholly owned by The BISYS Group, Inc., 150 Clove Road, Little Falls, New Jersey 07424, a publicly owned company engaged in information processing, loan servicing and 401(k) administration and recordkeeping services to and through banking and other financial organizations. The Administrator assists in supervising all operations of each Fund (other than those performed by BB&T Asset Management under the Advisory Agreement, UBS Global AM, and FIMC under the Sub-Advisory Agreements, and BB&T, Bank of New York, and State Street Bank and Trust

Company under their custodial services agreements with BB&T Funds, and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with BB&T Funds). The Administrator is a broker-dealer registered with the Securities and Exchange Commission, and is a member of the National Association of Securities Dealers, Inc. The Administrator provides financial services to institutional clients.

      Under the Administration Agreement, the Administrator has agreed to monitor the net asset value of the U.S. Treasury Fund and the Prime Money Market Fund, to maintain office facilities for BB&T Funds, to maintain BB&T Funds' financial accounts and records, and to furnish BB&T Funds statistical and research data and certain bookkeeping services, and certain other services required by BB&T Funds. The Administrator prepares annual and semi-annual reports to the Securities and Exchange Commission, prepares Federal and state tax returns, prepares filings with state securities commissions, and generally assists in supervising all aspects of BB&T Funds' operations (other than those performed by BB&T Asset Management under the Advisory Agreement, UBS Global AM, and FIMC under the Sub-Advisory Agreements, BB&T, Bank of New York, and State Street Bank and Trust Company under their custodial services agreements with BB&T Funds, and those performed by BISYS Fund Services Ohio, Inc. under its transfer agency and shareholder service and fund accounting agreements with BB&T Funds). Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

      Under the Administration Agreement for expenses assumed and services provided as manager and administrator, the Administrator receives a fee from each Fund equal to the lesser of (a) a fee computed at the annual rate of twenty one-hundredths of one percent (0.20%) of such Fund's average daily net assets or
(b) such fee as may from time to time be agreed upon in writing by BB&T Funds and the Administrator. A fee agreed to in writing from time to time by BB&T Funds and the Administrator may be significantly lower than the fee calculated at the annual rate and the effect of such lower fee would be to lower a Fund's expenses and increase the net income of such Fund during the period when such lower fee is in effect.

      For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees:

                                FISCAL YEAR ENDED

                                                SEPTEMBER 30, 2004          SEPTEMBER 30, 2003         SEPTEMBER 30, 2002
                                              -----------------------     -----------------------    -----------------------
                                                           ADDITIONAL                  ADDITIONAL                 ADDITIONAL
                                                             AMOUNT                      AMOUNT                     AMOUNT
                                                PAID         WAIVED         PAID         WAIVED        PAID         WAIVED
                                              ---------    ----------     ---------    ----------    ---------    ----------
Large Company Value Fund .................    1,429,470      144,681      1,085,485          --      1,114,202           --
Large Company Growth Fund ................      796,100       80,022        563,371          --        487,702           --
Mid Cap Value Fund .......................      415,107       41,666        307,198          --        252,356           --
Mid Cap Growth Fund ......................      283,931       27,490        219,625          --        227,477           --
Small Company Value Fund .................      129,626       13,495         33,043          --             --           --
Small Company Growth Fund ................      274,204       23,471        303,874          --        320,069           --
International Equity Fund ................      516,536       51,605        423,707          --        352,788           --
Special Opportunities Equity Fund ........      146,991       16,864         27,055          --             --           --
Equity Income Fund* ......................       13,882        2,994             --          --             --           --
Short Fund ...............................      443,975       76,913        381,333      94,094        344,402       86,104
Intermediate U.S. Government Fund ........    1,178,010      119,101      1,021,024          --        764,560           --
Intermediate Corporate Bond Fund .........      587,316       59,776        467,504          --        326,404           --
Kentucky Fund ............................       32,996        9,012         10,764       7,177             --           --
Maryland Fund ............................       15,079        3,743          3,889       2,592             --           --
North Carolina Fund ......................      260,370       45,182        240,352      59,299        214,109       53,529
South Carolina Fund ......................       48,270        8,390         44,477      13,327         29,418       19,611
Virginia Fund ............................      175,244       30,647        167,526      41,314        159,019       39,756
West Virginia Fund .......................      182,113       16,908        217,411       1,536        213,104           --
Prime Money Market Fund ..................    2,279,275      321,974      2,432,154      80,102      1,771,752      442,954
U.S. Treasury Money Market Fund ..........    2,540,114      352,965      2,686,570          --      2,159,140           --
Capital Manager Conservative Growth Fund..      109,872       75,308         49,813      32,914         45,445       30,314
Capital Manager Moderate Growth Fund .....       93,460       63,919         53,321      35,253         47,190       31,470
Capital Manager Growth Fund ..............       68,928       47,216         44,809      29,610         45,234       30,155
Capital Manager Equity Fund ..............       38,311       26,216         24,833      16,419         23,115       15,410

*Commenced operations June 30, 2004


      The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue until May 31, 2005. Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to a particular Fund only upon mutual agreement of the parties to the Administration Agreement and for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days notice by BB&T Funds' Board of Trustees or by the Administrator.

      The Administration Agreement provides that the Administrator shall not be liable for any loss suffered by BB&T Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.


SUB-ADMINISTRATOR

      Effective February 1, 2005, BISYS Fund Services, LP became the Sub-Administrator to the Funds pursuant to an agreement between the Administrator and BISYS Fund Services, LP. Pursuant to this agreement, BISYS Fund Services assumed many of the Administrator's duties, for which BISYS Fund Services receives a fee, paid by the Administrator, calculated at an annual rate of (___%) of each Fund's average net assets. Prior to February 1, 2005, BISYS served as the Administrator to the Funds.

     Because BISYS did not serve as the Sub-Administrator during the fiscal year ended September 30, 2004, BISYS received no fees for its services during that fiscal year.


DISTRIBUTOR

      BISYS Fund Services LP serves as distributor to each Fund of BB&T Funds pursuant to a Distribution Agreement dated October 1, 1993, (the "Distribution Agreement"). The Distribution Agreement provides that, unless sooner terminated it will continue in effect for continuous one-year periods if such continuance is approved at least annually (i) by BB&T Funds' Board of Trustees or by the vote of a majority of the outstanding Shares of the Funds or Fund subject to such Distribution Agreement, and (ii) by the vote of a majority of the Trustees of BB&T Funds who are not parties to such Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to such Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

      No compensation is paid to the Distributor under the Distribution Agreement. However, the Distributor is entitled to receive payments under the Distribution and Shareholder Services Plan, dated October 1, 1992, as restated February 7, 1997 (the "Distribution Plan"). Under the Distribution Plan, a Fund will pay a monthly distribution fee to the Distributor as compensation for its services in connection with the Distribution Plan at an annual rate equal to fifty one-hundredths of one percent (0.50%) of the average daily net assets of Class A Shares of each Fund (twenty-five one-hundredths of one percent (0.25%) for the Mid Cap Growth Fund, the Mid Cap Fund, and the West Virginia Fund), one percent (1.00%) of the average daily net assets of Class B Shares of each Fund, and one percent (1.00%) of the average daily net assets of Class C Shares of each Fund. The Distributor may periodically waive all or a portion of the fee with respect to a Fund in order to increase the net investment income of the Fund available for distribution as dividends.

      For the fiscal year or period ended September 30, 2004, the Distributor received the following fees with respect to the Class A, Class B and Class C Shares from the following Funds:

                                                   CLASS A SHARES             CLASS B SHARES         CLASS C SHARES
                                              -----------------------     ----------------------  ---------------------
                                                           ADDITIONAL                 ADDITIONAL             ADDITIONAL
                                               AMOUNT        AMOUNT       AMOUNT        AMOUNT    AMOUNT       AMOUNT
                                                PAID         WAIVED        PAID         WAIVED     PAID        WAIVED
                                              ---------    ----------     -------     ----------  ------     ----------
Large Company Value Fund .................       72,565       72,565      278,729            -     1,394            -
Large Company Growth Fund ................       21,182       21,182      149,154            -       274            -
Mid Cap Growth Fund ......................       20,830            -       29,708            -     5,261            -
Mid Cap Value Fund .......................       19,119            -       16,778            -     1,973            -
Small Company Value Fund .................          587          587          735            -        14            -
Small Company Growth Fund ................       15,445       15,445       72,991            -       425            -
International Equity Fund ................        4,396        4,396       21,609                     21            -
Special Opportunities Equity Fund ........       36,982       36,982       85,195            -    90,703            -
Equity Income Fund .......................        2,645        2,645        2,919            -     2,812            -
Short Fund ...............................       22,286       22,286           NA           NA        NA           NA
Intermediate U.S. Government Fund ........       27,585       27,585       76,636            -     7,327            -
Intermediate Corporate Bond Fund .........       10,614       10,614       64,455            -     2,500            -
Kentucky Fund ............................        3,604        8,409           NA           NA        NA           NA
Maryland Fund ............................          873        2,038           NA           NA        NA           NA
North Carolina Fund ......................       36,409       84,949           NA           NA        NA           NA
South Carolina Fund ......................        6,886       16,067           NA           NA        NA           NA
Virginia Fund ............................       15,174       35,404           NA           NA        NA           NA
West Virginia Fund .......................       27,841            -           NA           NA        NA           NA
Prime Money Market Fund ..................    1,275,478      938,760       15,402        8,800     3,264        1,895
U.S. Treasury Money Market Fund ..........      302,192      362,809        4,419        4,748        33           41
Capital Manager Conservative Growth Fund..        9,912        9,912       42,153            -     1,815            -
Capital Manager Moderate Growth Fund .....       40,713       40,713      157,835            -     2,370            -
Capital Manager Growth Fund ..............       42,221        2,221      121,934            -       648            -
Capital Manager Equity Fund ..............        5,684        5,684       43,774            -       766            -

      The Distribution Plan was initially approved on August 18, 1992 by the Fund's Board of Trustees, including a majority of the trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Plan (the "Independent Trustees"). An Amended and Re-Executed Distribution Plan was approved on February 7, 1997. The Distribution Plan provides for fees only upon the Class A, Class B, and Class C Shares of each Fund.

      The Distribution Agreement is the successor to the previous distribution agreement, which terminated automatically by its terms upon consummation of the acquisition of Winsbury by The BISYS Group, Inc. The Distribution Agreement was unanimously approved by the Board of Trustees of BB&T Funds, and is materially identical to the terminated distribution agreement.

      In accordance with Rule 12b-1 under the 1940 Act, the Distribution Plan may be terminated with respect to any Fund by a vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding Class A, Class B, or Class C Shares of that Fund. The Distribution Plan may be amended by vote of the Fund's Board of Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose, except that any change in the Distribution Plan that would materially increase the distribution fee with respect to a Fund requires the approval of the holders of that Fund's Class A, Class B, and Class C Shares. BB&T Funds' Board of Trustees will review on a quarterly and annual basis written reports of the amounts received and expended under the Distribution Plan (including amounts expended by the Distributor to Participating Organizations pursuant to the Servicing Agreements entered into under the Distribution Plan) indicating the purposes for which such expenditures were made.

      The Distributor may use the distribution fee to provide distribution assistance with respect to a Fund's Class A, Class B, and Class C Shares or to provide shareholder services to the holders of such Shares. The Distributor may also use the distribution fee (i) to pay financial institutions and intermediaries (such as insurance companies and investment counselors but not including banks), broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with distribution assistance or (ii) to pay banks, other financial institutions and intermediaries, broker-dealers, and the Distributor's affiliates and subsidiaries compensation for services or reimbursement of expenses incurred in connection with the provision of shareholder services. All payments by the Distributor for distribution assistance or shareholder services under the Distribution Plan will be made pursuant to an agreement (a "Servicing Agreement") between the Distributor and such bank, other financial institution or intermediary, broker-dealer, or affiliate or subsidiary of the Distributor (hereinafter referred to individually as "Participating Organizations"). A Servicing Agreement will relate to the provision of distribution assistance in connection with the distribution of a Fund's Class A, Class B, and Class C Shares to the Participating Organization's customers on whose behalf the investment in such Shares is made and/or to the provision of shareholder services to the Participating Organization's customers owning a Fund's Class A, Class B, and Class C Shares. Under the Distribution Plan, a Participating Organization may include Southern National Corporation or a subsidiary bank or nonbank affiliates, or the subsidiaries or affiliates of those banks. A Servicing Agreement entered into with a bank (or any of its subsidiaries or affiliates) will contain a representation that the bank (or subsidiary or affiliate) believes that it possesses the legal authority to perform the services contemplated by the Servicing Agreement without violation of applicable banking laws (including the Glass-Steagall Act) and regulations.

      The distribution fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular year by the Distributor in connection with distribution assistance or shareholder services rendered by the Distributor itself or incurred by the Distributor pursuant to the Servicing Agreements entered into under the Distribution Plan. If the amount of the distribution fee is greater than the Distributor's actual expenses incurred in a particular year (and the Distributor does not waive that portion of the distribution fee), the Distributor will realize a profit in that year from the distribution fee. If the amount of the distribution fee is less than the Distributor's actual expenses incurred in a particular year, the Distributor will realize a loss in that year under the Distribution Plan and will not recover from a Fund the excess of expenses for the year over the distribution fee, unless actual expenses incurred in a later year in which the Distribution Plan remains in effect were less than the distribution fee paid in that later year.

      The Distribution Plan also contains a so-called "defensive" provision applicable to all classes of Shares. Under this defensive provision to the extent that any payment made to the Administrator, including payment of administration fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of Shares issued by the Funds within the context of Rule 12b-1 under the 1940 Act, such payment shall be deemed to be authorized by the Distribution Plan.

      The Glass-Steagall Act and other applicable laws prohibit banks generally from engaging in the business of underwriting securities, but in general do not prohibit banks from purchasing securities as agent for and upon the order of customers. Accordingly, BB&T Funds will require banks acting as Participating Organizations to provide only those services which, in the banks' opinion, are consistent with the then current legal requirements. It is possible, however, that future legislative, judicial or administrative action affecting the securities activities of banks will cause BB&T Funds to alter or discontinue its arrangements with banks that act as Participating Organizations, or change its method of operations. It is not anticipated, however, that any change in a Fund's method of operations would affect its net asset value per share or result in financial loss to any customer.

EXPENSES

     BB&T Asset Management bears all expenses in connection with the performance of its services as Adviser and Administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for a Fund. Each Fund bears the following expenses relating to its operations: taxes, interest, any brokerage fees and commissions, fees and travel expenses of the Trustees of BB&T Funds, Securities and Exchange Commission fees, state securities qualification and renewal fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current Shareholders, outside auditing and legal expenses, amortized organizational expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and the transfer agent, fees and out-of-pocket expenses for fund accounting services, expenses incurred for pricing securities owned by a Fund, certain insurance premiums, costs of maintenance of a Fund's existence, costs and expenses of Shareholders' and Trustees' reports and meetings, and any extraordinary expenses incurred in its operation. As a general matter, expenses are allocated to the Class A, Class B, Class C and Institutional Class of a Fund on the basis of the relative net asset value of each class. At present, the only expenses that will be borne solely by Class A, Class B, and Class C Shares, other than in accordance with the relative net asset value of the class, are expenses under the Distribution Plan which relate only to the Class A, Class B, and Class C Shares.


SECURITIES LENDING AGENT

      BB&T Funds has retained U.S. Bancorp Asset Management ("U.S. Bancorp AM") as its securities lending agent and will compensate that firm based on a percentage of the profitability generated by securities lending transactions effected on the behalf of BB&T Funds. U.S. Bancorp AM has employed BISYS to provide certain administrative services relating to securities lending transactions entered into on behalf of BB&T Funds. U.S. Bancorp AM, rather than BB&T Funds, will compensate BISYS for those services.

CUSTODIAN

      State Street Bank and Trust Company serves as the Custodian to the Prime Money Market Fund. Bank of New York serves as the Custodian to the International Equity Fund. BB&T serves as the Custodian to the other BB&T Funds.

TRANSFER AGENT AND FUND ACCOUNTING SERVICES

      BISYS Fund Services Ohio, Inc. serves as transfer agent to each Fund of BB&T Funds pursuant to a Transfer Agency Agreement with BB&T Funds.

      BISYS Fund Services Ohio, Inc. also provides fund accounting services to each of the Funds pursuant to a Fund Accounting Agreement with BB&T Funds. Under the Omnibus Agreement, BISYS Fund Services Ohio, Inc. receives a fee from each Fund at the annual rate of 0.03% of such Fund's average daily net assets, subject to a minimum annual fee.

INDEPENDENT AUDITORS

      KPMG LLP ("KPMG") has been selected as independent auditors. KPMG's address is 191 West Nationwide Boulevard, Suite 500, Columbus, Ohio 43215.

LEGAL COUNSEL

      Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Suite 900, Washington, DC 20005-3948 are counsel to BB&T Funds.

                             PERFORMANCE INFORMATION

YIELDS OF THE MONEY MARKET FUNDS

      The "yield" of the U.S. Treasury Fund and the Prime Money Market Fund for a seven-day period (a "base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. Yield may also be calculated on a compound basis (the "effective yield") which assumes that net income is reinvested in Fund shares at the same rate as net income is earned for the base period.

      The yield and effective yield of each Money Market Fund will vary in response to fluctuations in interest rates and in the expenses of each Fund. For comparative purposes the current and effective yields should be compared to current and effective yields offered by competing financial institutions for that base period only and calculated by the methods described above.

      The yield and effective yield for the seven-day period ending September 30, 2003, for the Money Market Funds are shown below:

                                                           YIELD                              EFFECTIVE YIELD
                                                          -------                            ------------------
                                    CLASS A    CLASS B    CLASS C  INSTITUTIONAL  CLASS A    CLASS B    CLASS C  INSTITUTIONAL
                                    -------    -------    -------  -------------  -------    -------    -------  -------------
Prime Money Market Fund              0.29%      0.05%      0.05%       0.59%       0.29%      0.05%      0.05%       0.59%
U.S. Treasury Money Market Fund      0.16%      0.05%      0.05%       0.38%       0.16%      0.05%      0.05%       0.38%

YIELDS OF THE OTHER FUNDS OF BB&T FUNDS

      Yields of the Stock Funds, Taxable Bond Funds, and the Funds of Funds will be computed by annualizing net investment income per share for a recent 30-day period and dividing that amount by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period, according to the following formula:

                                           ab
                       30-Day Yield = 2[( ----- +1)(6)-1]
                                           cd

      In the above formula, "a" represents dividends and interest earned by a particular class during the 30-day base period; "b" represents expenses accrued to a particular class for the 30-day base period (net of reimbursements); "c" represents the average daily number of shares of a particular class outstanding during the 30-day base period that were entitled to receive dividends; and "d" represents the maximum offering price per share of a particular class on the last day of the 30-day base period.

      Net investment income will reflect amortization of any value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Funds will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of BB&T Funds allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each Fund.

      The yield and effective yield for the 30-day period ending September 30, 2003, for the non-Money Market Funds are shown below:

                                                                 YIELD                              EFFECTIVE YIELD
                                                                -------                            -----------------
                                           CLASS A    CLASS B   CLASS C  INSTITUTIONAL  CLASS A    CLASS B   CLASS C  INSTITUTIONAL
                                           -------    -------   -------  -------------  -------    -------   -------  -------------
Short Fund .............................    2.61%       n/a       n/a        2.86%       2.64%       n/a       n/a        2.90%
Intermediate U.S. Government Bond Fund..    3.20%      2.47%     2.48%       3.45%       3.25%      2.50%     2.50%       3.50%
Intermediate Corporate Bond Fund .......    4.44%      3.71%     3.75%       4.69%       4.53%      3.77%     3.71%       4.79%
Kentucky Fund ..........................    2.61%       n/a       n/a        2.93%       2.64%       n/a       n/a        2.97%
Maryland Fund ..........................    2.45%       n/a       n/a        2.59%       2.47%       n/a       n/a        2.63%
North Carolina Fund ....................    3.17%       n/a       n/a        3.31%       3.21%       n/a       n/a        3.37%
South Carolina Fund ....................    3.13%       n/a       n/a        3.29%       3.17%       n/a       n/a        3.34%
Virginia Fund ..........................    3.17%       n/a       n/a        3.32%       3.21%       n/a       n/a        3.37%
West Virginia Fund .....................    3.18%       n/a       n/a        3.42%       3.23%       n/a       n/a        3.48%

      The Tax-Free Bond Funds may also advertise a "tax equivalent yield" and a "tax equivalent effective yield." Tax equivalent yield will be computed by dividing that portion of the Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia Funds' yield which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. The tax equivalent effective yield for the Kentucky Fund, Maryland Fund, North Carolina Fund, the South Carolina Fund, the Virginia Fund, and the West Virginia Fund is computed by dividing that portion of the effective yield of the Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia Funds which is tax-exempt by the difference between one and a stated income tax rate and adding the product to that portion, if any, of the effective yield of the Fund that is not tax-exempt.

      The tax-equivalent yield and tax-equivalent effective yield for the Kentucky, Maryland, North Carolina, South Carolina, Virginia and West Virginia Funds for the 30-day period ended September 30, 2003 are shown below:

                                                                         TAX-EQUIVALENT
                                            TAX-EQUIVALENT                  EFFECTIVE
                                                 YIELD                        YIELD
                                                 -----                        -----
                                       CLASS A     INSTITUTIONAL    CLASS A     INSTITUTIONAL
                                       -------     -------------    -------     -------------
Kentucky Fund.....................      4.02%          4.51%         4.06%          4.57%
Maryland Fund.....................      3.77%          3.98%         3.80%          4.05%
North Carolina Fund...............      4.88%          5.09%         4.94%          5.18%
South Carolina Fund...............      4.82%          5.06%         4.88%          5.14%
Virginia Fund.....................      4.88%          5.11%         4.94%          5.18%
West Virginia Fund................      4.89%          5.26%         4.97%          5.35%

      Investors in the Stock Funds, Bond Funds, and the Funds of Funds, are specifically advised that share prices, expressed as the net asset values per share, will vary just as yields will vary.

CALCULATION OF TOTAL RETURN

      Total Return is a measure of the change in value of an investment in a Fund over the period covered, assuming the investor paid the current maximum applicable sales charge on the investment and that any dividends or capital gains distributions were reinvested in the Fund immediately rather than paid to the investor in cash. The formula for calculating Total Return includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year. Average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of an investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized.

    The average total return for the CLASS A SHARES of each Fund, computed as of September 30, 2003, is shown in the table below:

                                                                 FUND/CLASS
                                                                COMMENCEMENT                                      SINCE
                         FUND NAME                              OF OPERATIONS     1 YEAR   5 YEARS   10 YEARS   INCEPTION
-------------------------------------------------------------   -------------     ------   -------   --------   ---------
LARGE COMPANY VALUE FUND (1)                                        10/9/92
 With Sales Charge                                                                 10.99%    0.01%     7.60%       8.84%
  Return Before Taxes                                                              10.33%   -1.37%     6.07%       6.83%
  Return After Taxes on Distributions                                               7.10%   -0.49%     5.93%       6.81%
  Return After Taxes on Distributions and Sale of Fund Shares
 Without Sales Charge
  Return Before Taxes                                                              17.73%    1.21%     8.24%       8.92%
  Return After Taxes on Distributions                                              17.32%   -0.14%     6.73%       7.43%
  Return After Taxes on Distributions and Sale of Fund Shares                      11.76%    0.56%     6.53%       7.17%
LARGE COMPANY GROWTH FUND (1)                                       10/3/97
 With Sales Charge
  Return Before Taxes                                                               9.86%   -2.04%       --       -2.12%
  Return After Taxes on Distributions                                               9.86%   -2.77%       --       -2.79%
  Return After Taxes on Distributions and Sale of Fund Shares                       6.41%   -1.73%       --       -1.82%
 Without Sales Charge
  Return Before Taxes                                                              16.52%   -0.87%       --       -1.15%
  Return After Taxes on Distributions                                              16.52%   -1.60%       --       -1.83%
  Return After Taxes on Distributions and Sale of Fund Shares                      10.73%   -0.74%       --       -1.01%
MID CAP VALUE FUND (1), (5)                                          8/1/96
 With Sales Charge
  Return Before Taxes                                                              13.37%    5.05%       --        8.16%
  Return After Taxes on Distributions                                              13.04%    3.59%       --        6.69%
  Return After Taxes on Distributions and Sale of Fund Shares                       8.84%    3.70%       --        6.37%
 Without Sales Charge
  Return Before Taxes                                                              20.31%    6.31%       --        9.05%
  Return After Taxes on Distributions                                              19.97%    4.83%       --        7.57%

                                                                 FUND/CLASS
                                                                COMMENCEMENT                                      SINCE
                         FUND NAME                              OF OPERATIONS     1 YEAR   5 YEARS   10 YEARS   INCEPTION
-------------------------------------------------------------   -------------     ------   -------   --------   ---------
  Return After Taxes on Distributions and Sale of Fund Shares                      13.37%    4.78%       --        7.17%
MID CAP GROWTH FUND (1), (3)                                       12/30/93
 With Sales Charge
  Return Before Taxes                                                              14.95%    1.48%       --        7.74%
  Return After Taxes on Distributions                                              14.95%   -0.51%       --        5.75%
  Return After Taxes on Distributions and Sale of Fund Shares                       9.72%    1.03%       --        6.21%
 Without Sales Charge
  Return Before Taxes                                                              21.93%    2.69%       --        8.40%
  Return After Taxes on Distributions                                              21.93%    0.68%       --        6.40%
  Return After Taxes on Distributions and Sale of Fund Shares                      14.26%    2.07%       --        6.81%
SMALL COMPANY VALUE FUND (1)                                        5/19/03
 With Sales Charge
  Return Before Taxes                                                                 --       --        --        7.85%
  Return After Taxes on Distributions                                                 --       --        --        7.85%
  Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --        5.11%
 Without Sales Charge
  Return Before Taxes                                                                 --       --        --       14.43%
  Return After Taxes on Distributions                                                 --       --        --       14.43%
  Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --        9.39%
SMALL COMPANY GROWTH FUND (1)                                       12/7/94
 With Sales Charge
  Return Before Taxes                                                              15.58%   -2.43%       --        5.28%
  Return After Taxes on Distributions                                              15.58%   -3.79%       --        4.40%
  Return After Taxes on Distributions and Sale of Fund Shares                      10.13%   -1.81%       --        4.76%
 Without Sales Charge
  Return Before Taxes                                                              22.60%   -1.27%       --        5.99%
  Return After Taxes on Distributions                                              22.60%   -2.65%       --        5.11%
  Return After Taxes on Distributions and Sale of Fund Shares                      14.69%   -0.82%       --        5.40%
INTERNATIONAL EQUITY FUND (1)                                        1/2/97
 With Sales Charge
  Return Before Taxes                                                               3.35%   -3.35%       --       -2.22%
  Return After Taxes on Distributions                                               3.28%   -4.58%       --       -3.31%
  Return After Taxes on Distributions and Sale of Fund Shares                       2.27%   -3.12%       --       -2.18%
 Without Sales Charge
  Return Before Taxes                                                               9.58%   -2.21%       --       -1.35%
  Return After Taxes on Distributions                                               9.50%   -3.46%       --        2.45%
  Return After Taxes on Distributions and Sale of Fund Shares                       6.33%   -2.17%       --        1.46%

SPECIAL OPPORTUNITIES EQUITY FUND (1)                                6/2/03
 With Sales Charge                                                                    --       --        --
  Return Before Taxes                                                                 --       --        --       -0.75%
  Return After Taxes on Distributions                                                 --       --        --       -0.75%
  Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --       -0.49%
 Without Sales Charge
  Return Before Taxes                                                                 --       --        --        5.30%
  Return After Taxes on Distributions                                                 --       --        --        5.30%
  Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --        3.45%
SHORT U.S. GOVERNMENT INCOME FUND (2)                              11/30/92
 With Sales Charge
  Return Before Taxes                                                              -1.47%    3.82%     4.43%       4.80%
  Return After Taxes on Distributions                                              -2.69%    1.95%     2.39%       2.74%
  Return After Taxes on Distributions and Sale of Fund Shares                      -1.00%    2.07%     2.47%       2.78%
 Without Sales Charge
  Return Before Taxes                                                               1.56%    4.46%     4.75%       5.10%
  Return After Taxes on Distributions                                               0.31%    2.57%     2.70%       3.03%
  Return After Taxes on Distributions and Sale of Fund Shares                       0.97%    2.61%     2.74%       3.04%
INTERMEDIATE U.S. GOVERNMENT FUND (1)                               10/9/92
 With Sales Charge
  Return Before Taxes                                                              -3.30%    4.16%     5.20%       5.69%
  Return After Taxes on Distributions                                              -4.76%    2.13%     3.00%       3.45%

                                                                 FUND/CLASS
                                                                COMMENCEMENT                                      SINCE
                         FUND NAME                              OF OPERATIONS     1 YEAR   5 YEARS   10 YEARS   INCEPTION
-------------------------------------------------------------   -------------     ------   -------   --------   ---------
  Return After Taxes on Distributions and Sale of Fund Shares                      -2.13%    2.26%     3.02%       3.43%
 Without Sales Charge
  Return Before Taxes                                                               2.62%    5.39%     5.82%       6.26%
  Return After Taxes on Distributions                                               1.07%    3.33%     3.61%       4.01%
  Return After Taxes on Distributions and Sale of Fund Shares                       1.73%    3.31%     3.56%       3.93%
INTERMEDIATE CORPORATE BOND FUND (1)                                12/2/99
 With Sales Charge
  Return Before Taxes                                                               2.44%      --        --        6.33%
  Return After Taxes on Distributions                                               0.75%      --        --        4.00%
  Return After Taxes on Distributions and Sale of Fund Shares                       1.50%      --        --        3.94%
 Without Sales Charge
  Return Before Taxes                                                               8.69%      --        --        7.98%
  Return After Taxes on Distributions                                               6.90%      --        --        5.62%
  Return After Taxes on Distributions and Sale of Fund Shares                       5.56%      --        --        5.35%
KENTUCKY FUND                                                       2/24/03
 With Sales Charge
  Return Before Taxes                                                                 --       --        --        1.93%
  Return After Taxes on Distributions                                                 --       --        --        1.23%
  Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --        2.20%
 Without Sales Charge
  Return Before Taxes                                                                 --       --        --        5.09%
  Return After Taxes on Distributions                                                 --       --        --        5.09%
  Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --        4.28%
MARYLAND FUND (2)                                                   2/24/03
 With Sales Charge
  Return Before Taxes                                                                 --       --        --        0.22%
  Return After Taxes on Distributions                                                 --       --        --        0.22%
  Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --        0.75%
 Without Sales Charge
  Return Before Taxes                                                                 --       --        --        3.32%
  Return After Taxes on Distributions                                                 --       --        --        3.32%
  Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --        2.79%
NORTH CAROLINA FUND (2)                                            10/16/92
 With Sales Charge
  Return Before Taxes                                                              -0.09%    4.03%     4.17%       4.41%
  Return After Taxes on Distributions                                              -0.16%    3.94%     4.12%       4.36%
  Return After Taxes on Distributions and Sale of Fund Shares                       1.05%    3.92%     4.07%       4.29%
 Without Sales Charge
  Return Before Taxes                                                               3.04%    4.67%     4.49%       4.70%
  Return After Taxes on Distributions                                               2.97%    4.58%     4.44%       4.65%
  Return After Taxes on Distributions and Sale of Fund Shares                       3.12%    4.48%     4.36%       4.55%
SOUTH CAROLINA FUND (2)                                            10/20/97
 With Sales Charge
  Return Before Taxes                                                               0.15%    4.02%       --        4.70%
  Return After Taxes on Distributions                                               0.15%    3.97%       --        4.65%
  Return After Taxes on Distributions and Sale of Fund Shares                       1.18%    3.91%       --        4.51%
 Without Sales Charge
  Return Before Taxes                                                               3.29%    4.65%       --        5.23%

  Return After Taxes on Distributions                                               3.29%    4.59%       --        5.19%
  Return After Taxes on Distributions and Sale of Fund Shares                       3.25%    4.47%       --        4.98%
VIRGINIA FUND (2)                                                   5/17/99
 With Sales Charge
  Return Before Taxes                                                               0.15%      --        --        4.87%
  Return After Taxes on Distributions                                               0.07%      --        --        4.85%
  Return After Taxes on Distributions and Sale of Fund Shares                       1.20%      --        --        4.72%
 Without Sales Charge
  Return Before Taxes                                                               3.24%      --        --        5.61%
  Return After Taxes on Distributions                                               3.16%      --        --        5.59%
  Return After Taxes on Distributions and Sale of Fund Shares                       3.24%      --        --        5.37%

                                                                 FUND/CLASS
                                                                COMMENCEMENT                                      SINCE
                         FUND NAME                              OF OPERATIONS     1 YEAR   5 YEARS   10 YEARS   INCEPTION
-------------------------------------------------------------   -------------     ------   -------   --------   ---------
WEST VIRGINIA FUND (2), (4)                                        12/17/93
 With Sales Charge
  Return Before Taxes                                                               0.31%    4.02%       --        4.78%
  Return After Taxes on Distributions                                              -0.22%    3.83%       --        4.68%
  Return After Taxes on Distributions and Sale of Fund Shares                       1.31%    3.94%       --        4.67%
 Without Sales Charge
  Return Before Taxes                                                               3.41%    4.65%       --        5.11%
  Return After Taxes on Distributions                                               2.87%    4.46%       --        5.00%
  Return After Taxes on Distributions and Sale of Fund Shares                       3.36%    4.49%       --        4.97%
PRIME MONEY MARKET FUND                                             10/1/97
 Without Sales Charge
  Return Before Taxes                                                               0.48%    3.16%       --        3.46%
U.S. TREASURY MONEY MARKET FUND                                     10/5/92
 Without Sales Charge
  Return Before Taxes                                                               0.30%    2.90%     3.57%       3.49%
CAPITAL MANAGER CONSERVATIVE GROWTH FUND (1)                        1/29/98
 With Sales Charge
  Return Before Taxes                                                               2.77%    1.35%       --        1.71%
  Return After Taxes on Distributions                                               2.00%   -0.19%       --        0.22%
  Return After Taxes on Distributions and Sale of Fund Shares                       1.83%    0.39%       --        0.69%
 Without Sales Charge
  Return Before Taxes                                                               9.09%    2.55%       --        2.72%
  Return After Taxes on Distributions                                               8.28%    0.39%       --        1.22%
  Return After Taxes on Distributions and Sale of Fund Shares                       5.94%    1.39%       --        1.54%
CAPITAL MANAGER MODERATE GROWTH FUND (1)                            1/29/98
 With Sales Charge
  Return Before Taxes                                                               5.63%   -0.42%       --       -0.44%
  Return After Taxes on Distributions                                               5.30%    0.93%       --        0.83%
  Return After Taxes on Distributions and Sale of Fund Shares                       3.78%   -0.19%       --       -0.17%
 Without Sales Charge
  Return Before Taxes                                                              12.13%    1.62%       --        1.44%
  Return After Taxes on Distributions                                              11.79%    0.25%       --        0.15%
  Return After Taxes on Distributions and Sale of Fund Shares                       7.98%    0.82%       --        0.67%
CAPITAL MANAGER GROWTH FUND (1)                                     1/29/98
 With Sales Charge
  Return Before Taxes                                                               7.64%   -0.68%       --       -0.87%
  Return After Taxes on Distributions                                               7.53%   -1.84%       --       -1.93%
  Return After Taxes on Distributions and Sale of Fund Shares                       5.03%   -0.94%       --       -1.09%
 Without Sales Charge
  Return Before Taxes                                                              14.22%    0.51%       --        0.12%
  Return After Taxes on Distributions                                              14.10%  -0.6\7%       --       -0.95%
  Return After Taxes on Distributions and Sale of Fund Shares                       9.31%    0.06%       --       -0.26%
CAPITAL MANAGER EQUITY FUND (1)                                     3/19/01
 With Sales Charge
  Return Before Taxes                                                               8.95%      --        --       -8.32%
  Return After Taxes on Distributions                                               8.79%      --        --       -8.38%
  Return After Taxes on Distributions and Sale of Fund Shares                       5.91%      --        --       -7.02%
 Without Sales Charge
  Return Before Taxes                                                              15.61%      --        --       -6.16%
  Return After Taxes on Distributions                                              15.45%      --        --       -6.21%
  Return After Taxes on Distributions and Sale of Fund Shares                      10.24%      --        --       -5.21%

(1) "With Sales Charge" and "Return After Taxes" rows reflects a maximum 5.75% sales charge.

(2) "With Sales Charge" and "Return After Taxes" rows reflects a maximum 3.00% sales charge.

(3) Fund performance as shown for Class A Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions.

(4) Fund performance as shown for Class A Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.

(5) Performance shown for Class A Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions.

      The average total return for the CLASS B SHARES of each Fund, computed as of September 30, 2003, is shown in the table below:

                                                                  FUND/CLASS
                                                                 COMMENCEMENT                                      SINCE
                         FUND NAME                               OF OPERATIONS     1 YEAR   5 YEARS   10 YEARS   INCEPTION
-------------------------------------------------------------    -------------     ------   -------   --------   ---------
LARGE COMPANY VALUE FUND +*                                           1/1/96
  With Sales Charge
   Return Before Taxes                                                              12.74%    0.26%     7.60%       8.33%
   Return After Taxes on Distributions                                              12.51%   -0.84%     6.29%       7.04%
   Return After Taxes on Distributions and Sale of Fund Shares                       8.41%   -0.09%     6.10%       6.76%
  Without Sales Charge
   Return Before Taxes                                                              16.74%    0.42%     7.60%       8.33%
   Return After Taxes on Distributions                                              16.51%   -0.67%     6.29%       7.04%
   Return After Taxes on Distributions and Sale of Fund Shares                      11.01%   -0.05%     6.10%       6.76%
LARGE COMPANY GROWTH FUND *                                          10/3/97
  With Sales Charge
   Return Before Taxes                                                              11.72%   -1.77%       --       -2.00%
   Return After Taxes on Distributions                                              11.72%   -2.51%       --       -2.67%
   Return After Taxes on Distributions and Sale of Fund Shares                       7.62%   -1.48%       --       -1.69%
  Without Sales Charge
   Return Before Taxes                                                              15.72%   -1.60%       --       -1.86%
   Return After Taxes on Distributions                                              15.72%   -2.34%       --       -2.53%
   Return After Taxes on Distributions and Sale of Fund Shares                      10.22%   -1.34%       --       -1.58%
MID CAP VALUE FUND (1)*                                              7/25/01
  With Sales Charge
   Return Before Taxes                                                              15.31%    5.74%       --        8.76%
   Return After Taxes on Distributions                                              15.12%    4.35%       --        7.35%
   Return After Taxes on Distributions and Sale of Fund Shares                      10.05%    4.35%       --        6.96%
  Without Sales Charge
   Return Before Taxes                                                              19.31%    5.90%       --        8.76%
   Return After Taxes on Distributions                                              19.12%    4.52%       --        7.35%
   Return After Taxes on Distributions and Sale of Fund Shares                      12.65%    4.49%       --        6.96%
MID CAP GROWTH FUND (1)*                                             7/25/01
  With Sales Charge
   Return Before Taxes                                                              17.00%    2.24%       --        8.22%
   Return After Taxes on Distributions                                              17.00%    0.22%       --        6.22%
   Return After Taxes on Distributions and Sale of Fund Shares                      11.05%    1.70%       --        6.66%
  Without Sales Charge
   Return Before Taxes                                                              21.00%    2.36%       --        8.22%
   Return After Taxes on Distributions                                              21.00%    0.35%       --        6.22%
   Return After Taxes on Distributions and Sale of Fund Shares                      13.65%    1.80%       --        6.66%
SMALL COMPANY VALUE FUND*                                            5/19/03
  With Sales Charge
   Return Before Taxes                                                                 --       --        --        7.85%
   Return After Taxes on Distributions                                                 --       --        --        7.85%
   Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --        5.11%
  Without Sales Charge
   Return Before Taxes                                                                 --       --        --       14.00%
   Return After Taxes on Distributions                                                 --       --        --       14.43%
   Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --        9.39%

                                                                  FUND/CLASS
                                                                 COMMENCEMENT                                      SINCE
                         FUND NAME                               OF OPERATIONS     1 YEAR   5 YEARS   10 YEARS   INCEPTION
-------------------------------------------------------------    -------------     ------   -------   --------   ---------
SMALL COMPANY GROWTH FUND + *                                         1/1/96
  With Sales Charge
   Return Before Taxes                                                              17.64%   -2.14%       --        5.29%
   Return After Taxes on Distributions                                              17.64%   -3.56%       --        4.38%

   Return After Taxes on Distributions and Sale of Fund Shares                      11.47%   -1.51%       --        4.80%
  Without Sales Charge
   Return Before Taxes                                                              21.64%   -2.00%       --        5.29%
   Return After Taxes on Distributions                                              21.64%   -3.42%       --        4.38%
   Return After Taxes on Distributions and Sale of Fund Shares                      14.07%   -1.40%       --        4.80%
INTERNATIONAL EQUITY FUND *                                           1/2/97
  With Sales Charge
   Return Before Taxes                                                               4.63%   -3.11%       --       -2.07%
   Return After Taxes on Distributions                                               4.57%   -4.35%       --       -3.13%
   Return After Taxes on Distributions and Sale of Fund Shares                       3.08%   -2.89%       --       -2.02%
  Without Sales Charge
   Return Before Taxes                                                               8.63%   -2.95%       --       -2.07%
   Return After Taxes on Distributions                                               8.57%   -4.20%       --       -3.13%
   Return After Taxes on Distributions and Sale of Fund Shares                       5.68%   -2.77%       --       -2.02%
SPECIAL OPPORTUNITIES EQUITY FUND *                                   6/2/03
  With Sales Charge
   Return Before Taxes                                                                 --       --        --        0.00%
   Return After Taxes on Distributions                                                 --       --        --        0.00%
   Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --        0.00%
  Without Sales Charge
   Return Before Taxes                                                                 --       --        --        5.00%
   Return After Taxes on Distributions                                                 --       --        --        5.00%
   Return After Taxes on Distributions and Sale of Fund Shares                         --       --        --        3.25%
INTERMEDIATE U.S. GOVERNMENT FUND +*                                  1/1/96
  With Sales Charge
   Return Before Taxes                                                              -2.06%    4.43%     5.13%       5.62%
   Return After Taxes on Distributions                                              -3.34%    2.67%     3.18%       3.61%
   Return After Taxes on Distributions and Sale of Fund Shares                      -1.31%    2.68%     3.14%       3.54%
  Without Sales Charge
   Return Before Taxes                                                               1.86%    4.60%     5.13%       5.62%
   Return After Taxes on Distributions                                               0.59%    2.85%     3.18%       3.61%
   Return After Taxes on Distributions and Sale of Fund Shares                       1.24%    2.83%     3.14%       3.54%
INTERMEDIATE CORPORATE BOND FUND *                                   12/2/99
  With Sales Charge
   Return Before Taxes                                                               3.77%      --        --        6.56%
   Return After Taxes on Distributions                                               2.28%      --        --        4.47%
   Return After Taxes on Distributions and Sale of Fund Shares                       2.38%      --        --        4.30%
  Without Sales Charge
   Return Before Taxes                                                               7.77%      --        --        7.21%
   Return After Taxes on Distributions                                               6.28%      --        --        5.15%
   Return After Taxes on Distributions and Sale of Fund Shares                       4.98%      --        --        4.88%
PRIME MONEY MARKET FUND +*                                            9/2/98
  With Sales Charge
   Return Before Taxes                                                              -3.85%    2.38%       --        2.80%
   Return After Taxes on Distributions                                              -3.90%    1.35%       --        1.62%
   Return After Taxes on Distributions and Sale of Fund Shares                      -2.50%    1.38%       --        1.64%
  Without Sales Charge
   Return Before Taxes                                                               0.15%    2.56%       --        2.94%
   Return After Taxes on Distributions                                               0.10%    1.54%       --        1.77%
   Return After Taxes on Distributions and Sale of Fund Shares                       0.10%    1.54%       --        1.77%
U.S. TREASURY MONEY MARKET FUND+*                                    10/5/92
  With Sales Charge
   Return Before Taxes                                                              -3.84%    2.14%     3.05%       3.02%

                                                                       FUND/CLASS
                                                                      COMMENCEMENT                                      SINCE
                              FUND NAME                               OF OPERATIONS    1 YEAR    5 YEARS  10 YEARS    INCEPTION
----------------------------------------------------------------      -------------    ------    -------  --------    ---------
   Return After Taxes on Distributions                                                  -3.90%    1.21%      1.84%       1.82%
   Return After Taxes on Distributions and Sale of Fund Shares                          -2.50%    1.24%      1.84%       1.82%
  Without Sales Charge
   Return Before Taxes                                                                   0.16%    2.33%      3.05%       3.02%
   Return After Taxes on Distributions                                                   0.10%    1.40%      1.84%       1.82%
   Return After Taxes on Distributions and Sale of Fund Shares                           0.10%    1.40%      1.84%       1.80%
CAPITAL MANAGER CONSERVATIVE GROWTH FUND (2) *                          1/29/99
  With Sales Charge
   Return Before Taxes                                                                   4.45%    1.84%        --        2.14%
   Return After Taxes on Distributions                                                   3.95%    0.51%        --        0.82%
   Return After Taxes on Distributions and Sale of Fund Shares                           2.97%    0.94%        --        1.16%
  Without Sales Charge
   Return Before Taxes                                                                   8.45%    2.01%        --        2.27%
   Return After Taxes on Distributions                                                   7.95%    0.68%        --        0.96%
   Return After Taxes on Distributions and Sale of Fund Shares                           5.57%    1.08%        --        1.28%
CAPITAL MANAGER MODERATE GROWTH FUND (2) *                              1/29/99
  With Sales Charge
   Return Before Taxes                                                                   7.29%    0.78%        --        0.74%
   Return After Taxes on Distributions                                                   6.98%   -0.44%        --       -0.42%
   Return After Taxes on Distributions and Sale of Fund Shares                           4.88%    0.21%        --        0.17%
  Without Sales Charge
   Return Before Taxes                                                                  11.29%    0.94%        --        0.87%
   Return After Taxes on Distributions                                                  10.98%   -0.27%        --       -0.28%
   Return After Taxes on Distributions and Sale of Fund Shares                           7.48%    0.35%        --        0.28%
CAPITAL MANAGER GROWTH FUND *                                           1/29/99
  With Sales Charge
   Return Before Taxes                                                                   9.31%   -0.26%        --       -0.52%
   Return After Taxes on Distributions                                                   9.30%   -1.32%        --       -1.50%
   Return After Taxes on Distributions and Sale of Fund Shares                           6.06%   -0.51%        --       -0.74%
  Without Sales Charge
   Return Before Taxes                                                                  13.31%   -0.10%        --       -0.38%
   Return After Taxes on Distributions                                                  13.30%   -1.16%        --       -1.36%
   Return After Taxes on Distributions and Sale of Fund Shares                           8.66%   -0.38%        --       -0.62%
CAPITAL MANAGER EQUITY FUND *                                           3/19/01
  With Sales Charge
   Return Before Taxes                                                                  10.74%      --         --       -7.96%
   Return After Taxes on Distributions                                                  10.59%      --         --       -8.01%
   Return After Taxes on Distributions and Sale of Fund Shares                           7.07%      --         --       -6.71%
  Without Sales Charge
   Return Before Taxes                                                                  14.74%      --         --       -6.85%
   Return After Taxes on Distributions                                                  14.59%      --         --       -6.90%
   Return After Taxes on Distributions and Sale of Fund Shares                           9.67%      --         --       -5.79%

* "With Load" and "After Tax Return" rows reflect the applicable contingent deferred sales charge (CDSC) maximum 5.00%.

+ Class B Shares were not in existence prior to January 1, 1996 (September 2, 1998 in the case of the Prime Money Market Fund). Performance for periods prior to January 1, 1996 (September 2, 1998 in the case of the Prime Money Market
Fund) is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees. With those adjustments, performance would have been lower.

      (1) Class B Shares were not in existence prior to July 25, 2001. Performance for periods prior to July 25, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees. With those adjustments, performance would have been lower.

      (2) Class B Shares were not in existence prior to January 29, 1999. Performance for periods prior to January 29, 1999 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class B Shares, but does not reflect the Class B Shares' Rule 12b-1 fees. With those adjustments, performance would have been lower.

      The average total return for the CLASS C SHARES of each Fund, computed as of September 30, 2003, is shown in the table below:

                                                                         FUND/CLASS
                                                                        COMMENCEMENT                                      SINCE
                              FUND NAME                                 OF OPERATIONS    1 YEAR    5 YEARS  10 YEARS    INCEPTION
---------------------------------------------------------------------   -------------    ------    -------  --------    ---------
LARGE COMPANY VALUE FUND (1) *                                            2/1/01
  With Sales Charge
   Return Before Taxes                                                                    16.72%    0.79%      8.02%       8.72%
   Return After Taxes on Distributions                                                    16.48%   -0.44%      6.57%       7.28%
   Return After Taxes on Distributions and Sale of Fund Shares                            11.00%    0.28%      6.37%       7.02%
  Without Sales Charge
   Return Before Taxes                                                                    16.72%    0.79%      8.02%       8.72%
   Return After Taxes on Distributions                                                    16.48%   -0.44%      6.57%       7.28%
   Return After Taxes on Distributions and Sale of Fund Shares                            11.00%    0.28%      6.37%       7.02%
LARGE COMPANY GROWTH FUND (2) *                                           2/1/01
  With Sales Charge
   Return Before Taxes                                                                    15.70%   -1.57%        --       -1.84%
   Return After Taxes on Distributions                                                    15.70%   -2.31%        --       -2.51%
   Return After Taxes on Distributions and Sale of Fund Shares                            10.20%   -1.32%        --       -1.56%
  Without Sales Charge
   Return Before Taxes                                                                    15.70%   -1.57%        --       -1.84%
   Return After Taxes on Distributions                                                    15.70%   -2.31%        --       -2.51%
   Return After Taxes on Distributions and Sale of Fund Shares                            10.20%   -1.32%        --       -1.56%
MID CAP VALUE FUND (3) *                                                 7/25/01
  With Sales Charge
   Return Before Taxes                                                                    19.40%    5.90%        --        8.76%
   Return After Taxes on Distributions                                                    19.21%    4.52%        --        7.35%
   Return After Taxes on Distributions and Sale of Fund Shares                            12.70%    4.49%        --        6.96%
  Without Sales Charge
   Return Before Taxes                                                                    19.40%    5.90%                  8.76%
   Return After Taxes on Distributions                                                    19.21%    4.52%        --        7.35%
   Return After Taxes on Distributions and Sale of Fund Shares                            12.70%    4.49%        --        6.96%
MID CAP GROWTH FUND (3) *                                                7/25/01
  With Sales Charge
   Return Before Taxes                                                                    21.13%    2.38%        --        8.23%
   Return After Taxes on Distributions                                                    21.13%    0.37%        --        6.23%
   Return After Taxes on Distributions and Sale of Fund Shares                            13.73%    1.82%        --        6.67%
  Without Sales Charge
   Return Before Taxes                                                                    21.13%    2.38%        --        8.23%
   Return After Taxes on Distributions                                                    21.13%    0.37%        --        6.23%
   Return After Taxes on Distributions and Sale of Fund Shares                            13.73%    1.82%        --        6.67%
SMALL COMPANY VALUE FUND*                                                5/19/03
  With Sales Charge
   Return Before Taxes                                                                       --       --         --       13.00%
   Return After Taxes on Distributions                                                       --       --         --       13.00%
   Return After Taxes on Distributions and Sale of Fund Shares                               --       --         --        8.45%
  Without Sales Charge
   Return Before Taxes                                                                       --       --         --       14.00%
   Return After Taxes on Distributions                                                       --       --         --       14.00%
   Return After Taxes on Distributions and Sale of Fund Shares                               --       --         --        9.10%
SMALL COMPANY GROWTH FUND (1) *                                           2/1/01

                                                                             FUND/CLASS
                                                                            COMMENCEMENT                                      SINCE
                              FUND NAME                                     OF OPERATIONS    1 YEAR   5 YEARS  10 YEARS    INCEPTION
---------------------------------------------------------------------       -------------    ------   -------  --------    ---------
  With Sales Charge
   Return Before Taxes                                                                        21.73%   -1.63%        --        5.76%
   Return After Taxes on Distributions                                                        21.73%   -3.00%        --        4.89%
   Return After Taxes on Distributions and Sale of Fund Shares                                14.12%   -1.10%        --        5.22%
  Without Sales Charge
   Return Before Taxes                                                                        21.73%   -1.63%        --        5.76%
   Return After Taxes on Distributions                                                        21.73%   -3.00%        --        4.89%
   Return After Taxes on Distributions and Sale of Fund Shares                                14.12%   -1.10%        --        5.22%
INTERNATIONAL EQUITY FUND (2) *                                               2/1/01
  With Sales Charge
   Return Before Taxes                                                                         8.80%   -2.92%        --       -2.04%
   Return After Taxes on Distributions                                                         8.74%   -4.17%        --       -3.11%
   Return After Taxes on Distributions and Sale of Fund Shares                                 5.79%   -2.74%        --       -2.01%
  Without Sales Charge
   Return Before Taxes                                                                         8.80%   -2.92%        --       -2.04%
   Return After Taxes on Distributions                                                         8.74%   -4.17%        --       -3.11%
   Return After Taxes on Distributions and Sale of Fund Shares                                 5.79%   -2.74%        --       -2.01%

SPECIAL OPPORTUNITIES EQUITY FUND                                             6/2/03
  With Sales Charge
   Return Before Taxes                                                                           --       --         --        4.00%
   Return After Taxes on Distributions                                                           --       --         --        4.00%
   Return After Taxes on Distributions and Sale of Fund Shares                                   --       --         --        2.60%
  Without Sales Charge
   Return Before Taxes                                                                           --       --         --        5.00%
   Return After Taxes on Distributions                                                           --       --         --        5.00%
   Return After Taxes on Distributions and Sale of Fund Shares                                   --       --         --        3.25%
INTERMEDIATE U.S. GOVERNMENT FUND (1) *                                       2/1/01
  With Sales Charge
   Return Before Taxes                                                                         1.77%    5.05%      5.65%       6.10%
   Return After Taxes on Distributions                                                         0.50%    3.11%      3.49%       3.90%
   Return After Taxes on Distributions and Sale of Fund Shares                                 1.18%    3.09%      3.45%       3.83%
  Without Sales Charge
   Return Before Taxes                                                                         1.77%    5.05%      5.65%       6.10%
   Return After Taxes on Distributions                                                         0.50%    3.11%      3.49%       3.90%
   Return After Taxes on Distributions and Sale of Fund Shares                                 1.18%    3.09%      3.45%       3.83%
INTERMEDIATE CORPORATE BOND FUND (2) *                                        2/1/01
  With Sales Charge
   Return Before Taxes                                                                         7.86%      --         --        7.23%
   Return After Taxes on Distributions                                                         6.38%      --         --        5.17%
   Return After Taxes on Distributions and Sale of Fund Shares                                 5.04%      --         --        4.90%
  Without Sales Charge
   Return Before Taxes                                                                         7.86%      --         --        7.23%
   Return After Taxes on Distributions                                                         6.38%      --         --        5.17%
   Return After Taxes on Distributions and Sale of Fund Shares                                 5.04%      --         --        4.90%
PRIME MONEY MARKET FUND(4)*                                                  1/30/02
  With Sales Charge
   Return Before Taxes                                                                         0.15%    3.01%        --        3.33%
   Return After Taxes on Distributions                                                         0.10%    1.81%        --        2.00%
   Return After Taxes on Distributions and Sale of Fund Shares                                 0.10%    1.81%        --        2.00%
  Without Sales Charge
   Return Before Taxes                                                                         0.15%    3.01%        --        3.33%
   Return After Taxes on Distributions                                                         0.10%    1.81%        --        2.00%
   Return After Taxes on Distributions and Sale of Fund Shares                                 0.10%    1.81%        --        2.00%
U.S. TREASURY MONEY MARKET FUND(4)*                                          1/30/02
  With Sales Charge
   Return Before Taxes                                                                         0.16%    2.79%      3.52%       3.44%
   Return After Taxes on Distributions                                                         0.10%    1.68%      2.12%       2.07%
   Return After Taxes on Distributions and Sale of Fund Shares                                 0.10%    1.68%      2.12%       2.07%
  Without Sales Charge

                                                                   FUND/CLASS
                                                                  COMMENCEMENT                                          SINCE
                              FUND NAME                           OF OPERATIONS   1 YEAR   5 YEARS        10 YEARS    INCEPTION
---------------------------------------------------------------   -------------   ------   -------        --------    ---------
   Return Before Taxes                                                              0.16%      2.79%         3.52%      3.44%
   Return After Taxes on Distributions                                              0.10%      1.68%         2.12%      2.07%
   Return After Taxes on Distributions and Sale of Fund Shares                      0.10%      1.68%         2.12%      2.07%
CAPITAL MANAGER CONSERVATIVE GROWTH FUND (1) *                     2/1/01
  With Sales Charge
   Return Before Taxes                                                              8.50%      2.15%           --       2.39%
   Return After Taxes on Distributions                                              7.99%      0.74%           --       1.01%
   Return After Taxes on Distributions and Sale of Fund Shares                      5.50%      1.15%           --       1.34%
  Without Sales Charge
   Return Before Taxes                                                              8.50%      2.15%           --       2.39%
   Return After Taxes on Distributions                                              7.99%      0.74%           --       1.01%
   Return After Taxes on Distributions and Sale of Fund Shares                      5.60%      1.15%           --       1.34%
CAPITAL MANAGER MODERATE GROWTH FUND (1) *                         2/1/01
  With Sales Charge
   Return Before Taxes                                                             11.39%      1.24%           --       1.13%
   Return After Taxes on Distributions                                             11.14%     -0.02%           --      -0.07%
   Return After Taxes on Distributions and Sale of Fund Shares                      7.55%      0.58%           --       0.47%
  Without Sales Charge
   Return Before Taxes                                                             11.39%      1.24%           --       1.13%
   Return After Taxes on Distributions                                             11.14%     -0.02%                   -0.07%
   Return After Taxes on Distributions and Sale of Fund Shares                      7.55%      0.58%           --       0.47%
CAPITAL MANAGER GROWTH FUND (1) *                                  2/1/01
  With Sales Charge
   Return Before Taxes                                                             13.48%      0.12%           --      -0.20%
   Return After Taxes on Distributions                                             13.47%     -0.99%           --      -1.22%
   Return After Taxes on Distributions and Sale of Fund Shares                      8.78%     -0.22%           --      -0.50%
  Without Sales Charge
   Return Before Taxes                                                             13.48%      0.12%           --      -0.20%

   Return After Taxes on Distributions                                                   13.47%     -0.99%           --      -1.22%
   Return After Taxes on Distributions and Sale of Fund Shares                            8.78%     -0.22%           --      -0.50%
CAPITAL MANAGER EQUITY FUND *                                           3/19/01
  With Sales Charge
   Return Before Taxes                                                                   14.78%        --            --      -6.94%
   Return After Taxes on Distributions                                                   14.63%        --            --      -6.99%
   Return After Taxes on Distributions and Sale of Fund Shares                            9.70%        --            --      -5.86%
  Without Sales Charge
   Return Before Taxes                                                                   14.78%        --            --      -6.94%
   Return After Taxes on Distributions                                                   14.63%        --            --      -6.99%
   Return After Taxes on Distributions and Sale of Fund Shares                            9.70%        --            --      -5.86%

 * Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

(1) Class C Shares were not in existence prior to February 1, 2001. Performance for periods prior to February 1, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees. With those adjustments, performance would have been lower.

(2) Class C Shares were not in existence before February 1, 2001. Performance for periods to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

(3) Class C Shares were not in existence prior to July 25, 2001. Performance for periods prior to July 25, 2001 is based on Class A Share performance and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the Class C Shares' Rule 12b-1 fees. With those adjustments, performance would have been lower.

(4) Class C Shares were not in existence prior to January 20, 2002. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

      The average total return for the INSTITUTIONAL SHARES of each Fund, computed as of September 30, 2003, is shown in the table below:

                                                                       FUND/CLASS
                                                                      COMMENCEMENT                                      SINCE
                              FUND NAME                               OF OPERATIONS    1 YEAR    5 YEARS  10 YEARS    INCEPTION
----------------------------------------------------------------      -------------    ------    -------  --------    ---------
LARGE COMPANY VALUE FUND                                                10/9/92
   Return Before Taxes                                                                  17.98%    1.44%      8.50%       9.19%
   Return After Taxes on Distributions                                                  17.51%    0.01%      6.89%       7.60%
   Return After Taxes on Distributions and Sale of Fund Shares                          11.96%    0.71%      6.70%       7.34%
LARGE COMPANY GROWTH FUND                                               10/3/97
   Return Before Taxes                                                                  16.79%   -1.38%        --       -1.61%
   Return After Taxes on Distributions                                                  10.91%   -0.55%        --       -0.83%
   Return After Taxes on Distributions and Sale of Fund Shares                          16.79%   -0.64%        --       -0.93%
MID CAP VALUE FUND (2)                                                   8/1/96
   Return Before Taxes                                                                  20.60%    6.56%        --        9.31%
   Return After Taxes on Distributions                                                  20.19%    4.50%        --        7.37%
   Return After Taxes on Distributions and Sale of Fund Shares                          13.59%    4.45%        --        6.96%
MID CAP GROWTH FUND (1)                                                 12/1/93
   Return Before Taxes                                                                  22.25%    2.97%        --        8.97%
   Return After Taxes on Distributions                                                  22.25%   -0.64%        --        5.68%
   Return After Taxes on Distributions and Sale of Fund Shares                          14.46%    0.62%        --        5.95%
SMALL COMPANY VALUE FUND                                                5/19/03
   Return Before Taxes                                                                     --       --         --       14.43%
   Return After Taxes on Distributions                                                     --       --         --       14.43%
   Return After Taxes on Distributions and Sale of Fund Shares                             --       --         --        9.83%
SMALL COMPANY GROWTH FUND                                               12/7/94
   Return Before Taxes                                                                  22.90%   -1.01%        --        6.27%
   Return After Taxes on Distributions                                                  22.90%   -2.36%        --        5.41%
   Return After Taxes on Distributions and Sale of Fund Shares                          14.89%   -0.62%        --        5.65%
INTERNATIONAL EQUITY FUND                                                1/2/97
   Return Before Taxes                                                                   9.72%   -1.99%        --       -1.10%
   Return After Taxes on Distributions                                                   9.58%   -3.27%        --       -2.21%
   Return After Taxes on Distributions and Sale of Fund Shares                           6.46%   -1.99%        --       -1.26%
SPECIAL OPPORTUNITIES EQUITY FUND                                        6/2/03
   Return Before Taxes                                                                     --       --         --        5.31%
   Return After Taxes on Distributions                                                     --       --         --        5.30%
   Return After Taxes on Distributions and Sale of Fund Shares                             --       --         --        3.45%
SHORT U.S. GOVERNMENT INCOME FUND                                      11/30/92
   Return Before Taxes                                                                   1.78%    4.70%      4.99%       5.35%

   Return After Taxes on Distributions                                                         0.44%    2.72%      2.85%       3.18%
   Return After Taxes on Distributions and Sale of Fund Shares                                 1.11%    2.76%      2.89%       3.19%
INTERMEDIATE U.S. GOVERNMENT FUND                                             10/9/92
   Return Before Taxes                                                                         2.88%    5.63%      6.09%       6.52%
   Return After Taxes on Distributions                                                         1.24%    3.47%      3.76%       4.17%
   Return After Taxes on Distributions and Sale of Fund Shares                                 1.89%    3.45%      3.72%       4.09%
INTERMEDIATE CORPORATE BOND FUND                                              12/2/99
   Return Before Taxes                                                                         8.95%                 --        8.21%
   Return After Taxes on Distributions                                                         7.06%                 --        5.76%
   Return After Taxes on Distributions and Sale of Fund Shares                                 5.72%                 --        5.49%
KENTUCKY FUND                                                                 2/24/03
   Return Before Taxes                                                                           --       --         --        3.63%
   Return After Taxes on Distributions                                                           --       --         --        3.63%
   Return After Taxes on Distributions and Sale of Fund Shares                                   --       --         --        2.86%
MARYLAND FUND                                                                 2/24/03
   Return Before Taxes                                                                           --       --         --        2.93%


                                                                          FUND/CLASS
                                                                         COMMENCEMENT                                       SINCE
                              FUND NAME                                  OF OPERATIONS     1 YEAR    5 YEARS  10 YEARS    INCEPTION
--------------------------------------------------------------------     -------------     ------    -------  --------    ---------
       Return After Taxes on Distributions                                                     --       --         --        2.93%
       Return After Taxes on Distributions and Sale of Fund Shares                             --       --         --        2.37%
NORTH CAROLINA FUND                                                        10/16/92
       Return Before Taxes                                                                   3.19%    4.80%      4.64%       4.84%
       Return After Taxes on Distributions                                                   3.12%    4.71%      4.59%       4.79%
       Return After Taxes on Distributions and Sale of Fund Shares                           3.27%    4.62%      4.51%       4.70%
SOUTH CAROLINA FUND                                                        10/20/97
       Return Before Taxes                                                                   3.35%    4.79%        --        5.37%
       Return After Taxes on Distributions                                                   3.35%    4.73%        --        5.32%
       Return After Taxes on Distributions and Sale of Fund Shares                           3.35%    4.61%        --        5.13%
VIRGINIA FUND                                                               5/17/99
       Return Before Taxes                                                                   3.31%      --         --        5.44%
       Return After Taxes on Distributions                                                   3.23%      --         --        5.42%
       Return After Taxes on Distributions and Sale of Fund Shares                           3.34%      --         --        5.21%
WEST VIRGINIA FUND (3)                                                      12/1/93
       Return Before Taxes                                                                   3.77%    4.92%        --        5.46%
       Return After Taxes on Distributions                                                   3.22%    4.67%        --        5.31%
       Return After Taxes on Distributions and Sale of Fund Shares                           3.68%    4.69%        --        5.27%
PRIME MONEY MARKET FUND                                                     10/1/97
       Return Before Taxes                                                                   0.87%    3.53%        --        3.81%
U.S. TREASURY MONEY MARKET FUND                                             10/5/92
       Return Before Taxes                                                                   0.67%    3.25%      3.88%       3.77%
CAPITAL MANAGER CONSERVATIVE GROWTH FUND                                    10/2/97
       Return Before Taxes                                                                   9.55%    2.83%        --        3.02%
       Return After Taxes on Distributions                                                   8.72%    1.21%        --        1.45%
       Return After Taxes on Distributions and Sale of Fund Shares                           6.31%    1.60%        --        1.76%
CAPITAL MANAGER MODERATE GROWTH FUND                                        10/2/97
       Return Before Taxes                                                                  12.40%    1.86%        --        1.66%
       Return After Taxes on Distributions                                                  12.05%    0.41%        --        0.81%
       Return After Taxes on Distributions and Sale of Fund Shares                           8.19%    0.98%        --        0.82%
CAPITAL MANAGER GROWTH FUND                                                 10/2/97
       Return Before Taxes                                                                  14.49%    0.72%        --        0.31%
       Return After Taxes on Distributions                                                  14.32%   -0.54%        --       -0.84%
       Return After Taxes on Distributions and Sale of Fund Shares                           9.52%    0.19%        --       -0.14%
CAPITAL MANAGER EQUITY FUND                                                 3/19/01
       Return Before Taxes                                                                  15.82%      --         --       -5.92%
       Return After Taxes on Distributions                                                  15.62%      --         --       -6.00%
       Return After Taxes on Distributions and Sale of Fund Shares                          10.39%      --         --       -5.03%

(1) Fund performance as shown for Institutional Shares includes the performance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Growth Fund, on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions.

(2) Fund performance as shown for Institutional Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consolidation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions.

(3) Fund performance as shown for Institutional Shares includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the periods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.

      The yields, effective yields, tax-equivalent yields, tax-equivalent effective yields, and total return set forth above were calculated for each class of each Fund's Shares.

      At any time in the future, yields and total return may be higher or lower than past yields, there can be no assurance that any historical results will continue.

PERFORMANCE COMPARISONS

      Yield and Total Return. From time to time, performance information for the Funds showing their average annual total return, aggregate total return yield, effective yield and/or tax-equivalent yield may be included in advertisements or in information furnished to present or prospective shareholders and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper, Inc. Services as having the same investment objectives may from time to time be included in advertisements.

      Yield, effective yield, total return and distribution rate will be calculated separately for each Class of Shares. Because Class A Shares are subject to lower Distribution Plan fees than Class B Shares and Class C Shares, the yield and total return for Class A Shares will be higher than that of the Class B Shares and Class C Shares for the same period. Because Institutional Shares are not subject to Distribution Plan fees, the yield and total return for Institutional Shares will be higher than that of the Class A, Class B, and Class C Shares for the same period.

      From time to time, BB&T Funds may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principals (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Funds within BB&T Funds, (5) descriptions of investment strategies for one or more of such Funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, insured bank products, annuities, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant market or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) testimonials describing the experience of persons that have invested in one or more of the Funds. The Funds may also include in these communications calculations, such as hypothetical compounding examples, that describe hypothetical investment results, such performance examples will be based on an express set of assumptions and are not indicative of performance of any of the Funds.

      Investors may also judge the performance of a Fund by comparing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lipper, Inc., IBC/Donoghue's Money Fund Report and Ibbotson Associates, Inc. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, Ibbotson Associates, Inc., Morningstar, Inc., CDA/Weisenberger, Pension and Investments, U.S.A. Today and local newspapers. In addition to performance information, general information about the Funds that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

      Total return and/or yield may also be used to compare the performance of the Funds against certain widely acknowledged standards or indices for stock and bond market performance. The Standard & Poor's Composite Stock Price Index of 500 stocks (the "S&P 500 Index") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 Stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the New York Stock Exchange.

      The Russell 1000(R) Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

      The Russell Midcap(R) Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.

      The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

      The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $11 billion; the median market capitalization was approximately $3.5 billion. The index had a total market capitalization range of approximately $309 billion to $1.3 billion.

      The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index.

      The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The index had a total market capitalization range of approximately $10.8 billion to $1.3 billion.

      The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

      The Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

      The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 1000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $490 million; the median market capitalization was approximately $395 million. The index had a total market capitalization range of approximately $1.3 billion to $128 million.

      The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4 billion; the median market capitalization was approximately $700 million. The index had a total market capitalization range of approximately $309 billion to $128 million.

      The Lehman Brothers U.S. Credit Index is an unmanaged index composed of publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. The Fund is a professionally managed mutual fund.

      The Morgan Stanley Capital International Europe, Australasia and the Far East Index ("EAFE") is an index composed of a sample of companies representative of the market structure of twenty European and Pacific Basin countries. The Index represents the evolution of an unmanaged portfolio consisting of a stratified sampling of all listed stocks.

      The Merrill Lynch 1-5 Year U.S. Government Index, an unmanaged index, is made up of a representative list of government bonds. The index is frequently used as a general measure of government bond performance.

      The Lehman Brothers Government/Mortgage Index is a broad-based, unmanaged index of U.S. Treasury, government agency and mortgage-backed securities.

      The Lehman Brothers 7-Year General Obligations Index is an unmanaged index generally representative of the performance of tax-exempt municipal securities with an average of seven years.

      The Lehman Brothers Intermediate Government Bond Index is an unmanaged index composed of all publicly issued, non-convertible, domestic debt of the U.S. government or agency, quasi-federal corporate debt guaranteed by the U.S. government with remaining maturities between one and ten years.

      The Variable NAV Funds may also calculate a distribution rate. Distribution rates will be computed by dividing the distribution per Share of a class made by a Fund over a twelve-month period by the maximum offering price per Share. The distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital items which are often non-recurring in nature, and may include returns of principal, whereas yield does not include such items. Each of the Funds do not intend to publish distribution rates in Fund advertisements but may publish such rates in supplemental sales literature. Distribution rates may also be presented excluding the effect of a sales charge, if any.

      Current yields or performance will fluctuate from time to time and are not necessarily representative of future results. Accordingly, a Fund's yield or performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and performance are functions of quality, composition, and maturity, as well as expenses allocated to the Fund. Fees imposed upon customer accounts by BB&T or its affiliated or correspondent banks for cash management services will reduce a Fund's effective yield to Customers.

      In addition, with respect to the Tax-Free Bond Funds, the benefits of tax-free investments may be communicated in advertisements or communications to shareholders. For example, the table below presents the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 3.00% to 7.00%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Tax-Free Bond Funds, which may be higher or lower than those shown. The rates shown in the table below are subject to adjustment for the Internal Revenue Service inflation indexation. This table does not reflect any alternative minimum tax liability. Investors should consult their tax advisers with specific reference to their own tax situation.

                     APPROXIMATE YIELD TABLE: KENTUCKY FUND

                                              COMBINED
                                            FEDERAL AND
 SINGLE RETURN        FEDERAL    KENTUCKY     KENTUCKY                            TAX-EXEMPT YIELDS
SAMPLE TAXABLE       MARGINAL    MARGINAL     MARGINAL                           --------------------
 INCOME (2004)       TAX RATE    TAX RATE     TAX RATE    3.00%   3.50%  4.00%   4.50%   5.00%  5.50%   6.00%  6.50%   7.00%
---------------      --------    --------     --------    -----   -----  -----   -----   -----  -----   -----  -----   -----
FROM $0
TO $3,000              10%          2%          11.80%    3.40%   3.97%  4.54%   5.10%   5.67%  6.24%   6.80%  7.37%   7.94%

FROM $3,001
TO $4,000              10%          3%          12.70%    3.44%   4.01%  4.58%   5.15%   5.73%  6.30%   6.87%  7.45%   8.02%

FROM $4,001
TO $5,000              10%          4%          13.60%    3.47%   4.05%  4.63%   5.21%   5.79%  6.37%   6.94%  7.52%   8.10%

FROM $5,001
TO $7,150              10%          5%          14.50%    3.51%   4.09%  4.68%   5.26%   5.85%  6.43%   7.02%  7.60%   8.19%

FROM $7,151
TO $8,000              15%          5%          19.25%    3.72%   4.33%  4.95%   5.57%   6.19%  6.81%   7.43%  8.05%   8.67%

FROM $8,001
TO $29,050             15%          6%          20.10%    3.75%   4.38%  5.01%   5.63%   6.26%  6.88%   7.51%  8.14%   8.76%

FROM $29,051
TO $70,350             25%          6%          29.50%    4.26%   4.97%  5.67%   6.38%   7.09%  7.80%   8.51%  9.22%   9.93%

FROM $70,351
TO $146,750            28%          6%          32.32%    4.43%   5.17%  5.91%   6.65%   7.39%  8.13%   8.87%  9.60%  10.34%

FROM $146,751
TO $319,100            33%          6%          37.02%    4.76%   5.56%  6.35%   7.15%   7.94%  8.73%   9.53% 10.32%  11.11%

OVER $319,100          35%          6%          38.90%    4.91%   5.73%  6.55%   7.37%   8.18%  9.00%   9.82% 10.64%  11.46%

                     APPROXIMATE YIELD TABLE: KENTUCKY FUND

                                              COMBINED
                                               FEDERAL
 MARRIED FILING                                  AND
 JOINTLY SAMPLE          FEDERAL   KENTUCKY   KENTUCKY                         TAX-EXEMPT YIELDS
 TAXABLE INCOME         MARGINAL   MARGINAL   MARGINAL                        -------------------
    (2004)              TAX RATE   TAX RATE   TAX RATE  3.00%  3.50%   4.00%  4.50%  5.00%  5.50%   6.00%  6.50%   7.00%
---------------         --------   --------   --------  -----  -----   -----  -----  -----  -----   -----  -----   -----
FROM $0
TO $3,000                 10%         2%       11.80%   3.40%  3.97%   4.54%  5.10%  5.67%  6.24%   6.80%  7.37%   7.94%

FROM $3,001
TO $4,000                 10%         3%       12.70%   3.44%  4.01%   4.58%  5.15%  5.73%  6.30%   6.87%  7.45%   8.02%

FROM $4,001
TO $5,000                 10%         4%       13.60%   3.47%  4.05%   4.63%  5.21%  5.79%  6.37%   6.94%  7.52%   8.10%

FROM $5,001
TO $8,000                 10%         5%       14.50%   3.51%  4.09%   4.68%  5.26%  5.85%  6.43%   7.02%  7.60%   8.19%

FROM $8,001
TO $14,300                10%         6%       15.40%   3.55%  4.14%   4.73%  5.32%  5.91%  6.50%   7.09%  7.68%   8.27%

FROM $14,301
TO $58,100                15%         6%       20.10%   3.75%  4.38%   5.01%  5.63%  6.26%  6.88%   7.51%  8.14%   8.76%

FROM $58,101
TO $117,250               25%         6%       29.50%   4.26%  4.97%   5.67%  6.38%  7.09%  7.80%   8.51%  9.22%   9.93%

FROM $117,251
TO $178,650               28%         6%       32.32%   4.43%  5.17%   5.91%  6.65%  7.39%  8.13%   8.87%  9.60%  10.34%

FROM $178,651
TO $319,100               33%         6%       37.02%   4.76%  5.56%   6.35%  7.15%  7.94%  8.73%   9.53% 10.32%  11.11%

OVER $319,100             35%         6%       38.90%   4.91%  5.73%   6.55%  7.37%  8.18%  9.00%   9.82% 10.64%  11.46%

                     APPROXIMATE YIELD TABLE: MARYLAND FUND

                                                     COMBINED
                                                   FEDERAL AND
 SINGLE RETURN                FEDERAL       MD       MARYLAND                          TAX-EXEMPT YIELDS
SAMPLE TAXABLE               MARGINAL    MARGINAL    MARGINAL                         -------------------
 INCOME (2004)               TAX RATE    TAX RATE    TAX RATE    3.00%  3.50%  4.00%  4.50%  5.00%  5.50%  6.00%  6.50%  7.00%
--------------               --------    --------    --------    -----  -----  -----  -----  -----  -----  -----  -----  -----
FROM $0
TO $6,000                     10.00%       6.61%       15.95%    3.57%  4.16%  4.76%  5.35%  5.95%  6.54%  7.14%  7.73%  8.33%

FROM $6,001
TO $7,150                     10.00%       7.48%       16.73%    3.60%  4.20%  4.80%  5.40%  6.00%  6.61%  7.21%  7.81%  8.41%

FROM $7,151
TO $29,050                    15.00%       7.48%       21.36%    3.81%  4.45%  5.09%  5.72%  6.35%  6.99%  7.63%  8.27%  8.90%

FROM $29,050
TO $70,350                    25.00%       7.48%       30.61%    4.32%  5.04%  5.76%  6.49%  7.21%  7.93%  8.65%  9.37% 10.09%

FROM $70,351
TO $146,750                   28.00%       7.48%       33.39%    4.50%  5.25%  6.00%  6.76%  7.51%  8.26%  9.01%  9.76% 10.51%

FROM $146,751
TO $319,000                   33.00%       7.48%       38.01%    4.84%  5.65%  6.45%  7.26%  8.07%  8.87%  9.68% 10.49% 11.29%

OVER $319,000                 35.00%       7.48%       39.86%    4.99%  5.82%  6.65%  7.48%  8.31%  9.15%  9.98% 10.81% 11.64%

                     APPROXIMATE YIELD TABLE: MARYLAND FUND

                                                COMBINED
 MARRIED FILING                                FEDERAL AND
 JOINTLY SAMPLE         FEDERAL       MD        MARYLAND                           TAX-EXEMPT YIELDS
 TAXABLE INCOME        MARGINAL    MARGINAL     MARGINAL                           ------------------
    (2004)             TAX RATE    TAX RATE     TAX RATE     3.00%  3.50%   4.00%  4.50%  5.00%  5.50%   6.00%   6.50%   7.00%
---------------        --------    --------     --------     -----  -----   -----  -----  -----  -----   -----   -----   -----
FROM $0
TO $6,000               10.00%       6.61%        15.95%     3.57%  4.16%   4.76%  5.35%  5.95%  6.54%   7.14%   7.73%   8.33%

FROM $6,001
TO $14,300              10.00%       7.48%        16.73%     3.60%  4.20%   4.80%  5.40%  6.00%  6.61%   7.21%   7.81%   8.41%

FROM $14,301
TO $58,100              15.00%       7.48%        21.36%     3.81%  4.45%   5.09%  5.72%  6.36%  6.99%   7.63%   8.27%   8.90%

FROM $58,101
TO $117,250             25.00%       7.48%        30.61%     4.32%  5.04%   5.76%  6.49%  7.21%  7.93%   8.65%   9.37%  10.09%

FROM $117,251
TO $178,650             28.00%       7.48%        33.39%     4.50%  5.25%   8.00%  6.76%  7.51%  8.26%   9/01%   9.78%  10.51%

FROM $178,651
TO $319,000             33.00%       7.48%        38.01%     4.84%  5.65%   6.45%  7.26%  8.07%  8.87%   9.68%  10.49%  11.29%

OVER $319,000           35.00%       7.48%        39.86%     4.99%  5.82%   6.65%  7.48%  8.31%  9.15%   9.98%  10.81%  11.64%

                  APPROXIMATE YIELD TABLE: NORTH CAROLINA FUND

                                                  COMBINED
 SINGLE RETURN                                   FEDERAL AND
    SAMPLE                FEDERAL      N.C.         N.C.                                TAX-EXEMPT YIELDS
    TAXABLE              MARGINAL    MARGINAL     MARGINAL                             -------------------
INCOME (2004)            TAX RATE    TAX RATE     TAX RATE      3.00%   3.50%   4.00%   4.50%  5.00%   5.50%  6.00%   6.50%    7.00%
-------------            --------    --------     --------      -----  ------   -----  ------  -----   -----  -----   -----    -----
From $0
TO $7,150                  10%            6%        15.40%      3.55%   4.14%   4.73%   5.32%  5.91%   6.50%  7.09%   7.68%    8.27%

FROM $7,151
TO $12,750                 15%            6%        20.10%      3.75%   4.38%   5.01%   5.63%  6.26%   6.88%  7.51%   8.14%    8.76%

FROM $12,751
TO $29,050                 15%            7%        20.95%      3.80%   4.43%   5.06%   5.69%  6.33%   6.96%  7.59%   8.22%    8.86%

FROM $29,051
TO $60,000                 25%            7%        30.25%      4.30%   5.02%   5.73%   6.45%  7.17%   7.89%  8.60%   9.32%   10.04%

FROM $60,001
TO $70,350                 25%         7.75%        30.81%      4.34%   5.06%   5.78%   6.50%  7.23%   7.95%  8.67%   9.39%   10.12%

FROM $70,351
TO $120,000                28%         7.75%        33.58%      4.52%   5.27%   6.02%   6.78%  7.53%   8.28%  9.03%   9.79%   10.54%

FROM $120,001
TO $146,750                28%         8.25%        33.94%      4.54%   5.30%   6.06%   6.81%  7.57%   8.33%  9.08%   9.84%   10.60%

FROM $146,751
TO $319,100               33%         8.25%        38.53%      4.88%   5.69%   6.51%  7.32%  8.13%   8.95%  9.76%  10.57%   11.39%

OVER $319,100             35%         8.25%        40.36%      5.03%   5.87%   6.71%  7.55%  8.38%   9.22% 10.06%  10.90%   11.74%

                  APPROXIMATE YIELD TABLE: NORTH CAROLINA FUND

 MARRIED
 FILING
 JOINTLY                                      COMBINED
 SAMPLE               FEDERAL                FEDERAL AND
 TAXABLE             MARGINAL      N.C.         N.C.                                TAX-EXEMPT YIELDS
 INCOME                 TAX      MARGINAL     MARGINAL                             --------------------
 (2004)                RATE      TAX RATE     TAX RATE      3.00%   3.50%   4.00%   4.50%  5.00%  5.50%   6.00%   6.50%    7.00%
--------             --------    --------     --------      -----  ------   -----  ------  -----  -----   -----   -----    -----
From $ 0
TO $14,300             10%            6%        15.40%      3.55%   4.14%   4.73%   5.32%  5.91%  6.50%   7.09%   7.68%    8.27%

FROM $14,301
TO $21,250             15%            6%        20.10%      3.75%   4.38%   5.01%   5.63%  6.26%  6.88%   7.51%   8.14%    8.76%

FROM $21,251
TO $58,100             15%            7%        20.95%      3.80%   4.43%   5.06%   5.69%  6.33%  6.96%   7.59%   8.22%    8.86%

FROM $58,101
TO $100,000            25%            7%        30.25%      4.30%   5.02%   5.73%   6.45%  7.17%  7.89%   8.60%   9.32%   10.04%

FROM $100,001
TO $117,250            25%         7.75%        30.81%      4.34%   5.06%   5.78%   6.50%  7.23%  7.95%   8.67%   9.39%   10.12%

FROM $117,251
TO $178,650            28%         7.75%        33.58%      4.52%   5.27%   6.02%   6.78%  7.53%  8.28%   9.03%   9.79%   10.54%

FROM $178,651
TO $200,000            33%         7.75%        38.19%      4.85%   5.66%   6.47%   7.28%  8.09%  8.90%   9.71%  10.52%   11.33%

FROM $200,001
TO $319,100            33%         8.25%        38.53%      4.88%   5.69%   6.51%   7.32%  8.13%  8.95%   9.76%  10.57%   11.39%

OVER $319,100          35%         8.25%        40.36%      5.03%   5.87%   6.71%   7.55%  8.38%  9.22%  10.06%  10.90%   11.74%

                  APPROXIMATE YIELD TABLE: SOUTH CAROLINA FUND

  SINGLE RETURN                                  COMBINED
     SAMPLE                           SOUTH     FEDERAL AND
     TAXABLE              FEDERAL   CAROLINA       S.C.                             TAX-EXEMPT YIELDS
     INCOME              MARGINAL   MARGINAL     MARGINAL                         ---------------------
    (2004)               TAX RATE   TAX RATE     TAX RATE    3.00%  3.50%  4.00%   4.50%  5.00%   5.50%   6.00%  6.50%   7.00%
 --------------          --------   --------     --------    -----  -----  -----  ------  -----   -----   -----  -----   -----
FROM $0
TO $2,500                 10.00%        2.50%      12.25%    3.42%  3.99%  4.56%   5.13%  5.70%   6.27%   6.84%  7.41%   7.98%

FROM                      10.00%        3.00%      12.70%    3.44%  4.01%  4.58%   5.15%  5.73%   6.30%   6.87%  7.45%   8.02%
$2,500 TO                          (less $12)

FROM $5,001               10.00%        4.00%      13.60%    3.47%  4.05%  4.63%   5.21%  5.79%   6.37%   6.94%  7.52%   8.10%
TO $7,150                          (less $62)

FROM 7,151                10.00%        4.00%      13.60%    3.47%  4.05%  4.63%   5.21%  5.79%   6.37%   6.94%  7.52%   8.10%
TO 7,500                           (less $62)

FROM $7,501               15.00%        5.00%      19.25%    3.72%  4.33%  4.95%   5.57%  6.19%   6.81%   7.43%  8.05%   8.67%
TO $10,000                        (less $137)

FROM $10,001              15.00%        6.00%      20.10%    3.75%  4.38%  5.01%   5.63%  6.26%   6.88%   7.51%  8.14%   8.76%
TO $12,500                        (less $237)

FROM $12,501              15.00%        7.00%      20.95%    3.80%  4.43%  3.06%   5.69%  6.33%   5.96%   7.59%  8.22%   8.86%
TO $28,400                        (less $362)

FROM $28,401              15.00%        7.00%      20.95%    3.80%  4.43%  3.06%   5.69%  6.33%   5.96%   7.59%  8.22%   8.86%
TO $29,015                        (less $362)

FROM $29,015              25.00%        7.00%      30.25%    4.30%  5.02%  5.73%   6.45%  7.17%   7.89%   8.60%  9.32%  10.04%
TO $70,350                        (less $362)

FROM $70,351              28.00%        7.00%      33.04%    4.48%  5.23%  5.97%   6.72%  7.47%   8.21%   8.96%  9.71%  10.45%
TO $146,750                       (less $362)

FROM $146,751             33.00%        7.00%      37.69%    4.81%  5.62%  6.42%   7.22%  8.02%   8.83%   9.63% 10.45%  11.23%
TO $319,100                       (less $362)

OVER                      35.00%        7.00%      39.55%    4.96%  5.79%  6.62%   7.44%  8.27%   9.10%   9.93% 10.75%  11.58%
$311,950                          (less $362)

                  APPROXIMATE YIELD TABLE: SOUTH CAROLINA FUND

 MARRIED FILING                               COMBINED
    JOINTLY                         SOUTH    FEDERAL AND
    TAXABLE          FEDERAL      CAROLINA      S.C.                              TAX-EXEMPT YIELDS
     INCOME         MARGINAL      MARGINAL    MARGINAL                          ---------------------
    (2004)          TAX RATE      TAX RATE    TAX RATE     3.00%  3.50%   4.00%  4.50%  5.00%   5.50%  6.00%   6.50%   7.00%
---------------     --------   -----------   ---------     -----  -----  ------  -----  -----   -----  -----   -----   -----
FROM $0
TO $2,500            10.00%           2.50%     12.25%     3.42%  3.99%   4.56%  5.13%  5.70%   6.27%  6.84%   7.41%   7.98%

FROM $2,500          10.00%           3.00%     12.70%     3.44%  4.01%   4.58%  5.15%  5.73%   6.50%  6.87%   7.45%   8.02%
TO $5,000                        (less $12)

FROM $5,001          10.00%           4.00%     13.60%     3.47%  4.06%   4.63%  5.21%  5.79%   6.37%  6.94%   7.52%   8.10%
TO $7,500                        (less $62)

FROM $7,501          10.00%           5.00%     14.50%     3.61%  4.09%   4.68%  5.25%  5.85%   6.43%  7.02%   7.60%   8.19%
TO $10,000                      (less $137)

FROM $10,001         15.00%           6.00%     15.40%     3.55%  4.14%   4.73%  5.32%  5.91%   6.50%  7.09%   7.68%   8.27%
TO $12,500                      (less $237)

FROM $12,501         10.00%           7.00%     16.30%     3.58%  4.18%   4.78%  5.38%  5.97%   6.57%  7.17%   7.77%   8.36%
TO $14,300                      (less $362)

FROM $14,301         15.00%           7.00%     20.95%     3.80%  4.43%   5.06%  5.69%  6.33%   5.96%  7.59%   8.22%   8.86%
TO $58,100                      (less $362)

FROM $58,101         25.00%           7.00%     30.25%     4.30%  5.02%   5.73%  6.45%  7.17%   7.89%  8.60%   9.32%  10.04%
TO $117,250                     (less $362)

FROM $117,251        28.00%           7.00%     33.04%     4.48%  5.23%   5.97%  6.72%  7.47%   8.21%  8.95%   9.71%  10.45%
TO $178,650                     (less $362)

FROM $178,651        33.00%           7.00%     37.69%     4.81%  5.62%   6.42%  7.22%  8.02%   8.83%  9.63%  10.43%  11.23%
TO $319,100                     (less $362)

OVER                 33.00%           7.00%     39.55%     4.96%  5.79%   6.62%  7.44%  8.27%   9.10%  9.93%  10.75%  11.58%
$311,950                        (less $362)

                     APPROXIMATE YIELD TABLE: VIRGINIA FUND

                                        COMBINED
 SINGLE                                FEDERAL AND
TAXABLE          FEDERAL    VIRGINIA    VIRGINIA                             TAX-EXEMPT YIELDS
 INCOME         MARGINAL    MARGINAL    MARGINAL                            -------------------
(2004)          TAX RATE    TAX RATE    TAX RATE     3.00%  3.50%  4.00%    4.50%  5.00%   5.50%  6.00%  6.50%    7.00%
------          --------    --------    --------     -----  -----  -----    -----  -----   -----  -----  -----    -----
FROM $0
TO $3,000        10.00%       2.00%       11.80%     3.40%  3.97%  4.54%    5.10%  5.67%   6.24%  6.80%  7.37%    7.94%

FROM $3,001
TO $5,000        10.00%       3.00%       12.70%     3.44%  4.01%  4.58%    5.15%  5.73%   6.30%  6.87%  7.45%    8.02%

FROM $5,001
TO $7,150        10.00%       5.00%       14.50%     3.51%  4.09%  4.68%    5.26%  5.85%   6.43%  7.02%  7.60%    8.19%

FROM $7,151
TO $17,000       15.00%       5.00%       19.25%     3.72%  4.33%  4.95%    5.57%  6.19%   6.81%  7.43%  8.05%    8.67%

FROM $17,001
TO $29,015       15.00%       5.75%       19.89%     3.74%  4.37%  4.99%    5.62%  6.24%   6.87%  7.49%  8.11%    8.74%

FROM $29,015
TO $70,350       25.00%       5.75%       29.31%     4.24%  4.95%  5.66%    6.37%  7.07%   7.78%  8.49%  9.20%    9.90%

FROM $70,351
TO $146,750      28.00%       5.75%       32.14%     4.42%  5.16%  5.89%    6.63%  7.37%   8.10%  8.84%  9.58%   10.32%

FROM $146,751
TO $319,100      33.00%       5.75%       36.85%     4.75%  5.64%  6.33%    7.13%  7.92%   8.71%  9.50% 10.29%   11.09%

OVER $319,100    35.00%       5.75%       38.74%     4.90%  5.71%  6.53%    7.35%  8.16%   8.98%  9.79% 10.51%   11.43%

                     APPROXIMATE YIELD TABLE: VIRGINIA FUND

 MARRIED FILING                              COMBINED
    JOINTLY                                 FEDERAL AND
    TAXABLE        FEDERAL      VIRGINIA     VIRGINIA                                 TAX-EXEMPT YIELDS
     INCOME       MARGINAL      MARGINAL     MARGINAL                                --------------------
     (2004)       TAX RATE      TAX RATE     TAX RATE      3.00%    3.50%    4.00%   4.50%  5.00%   5.50%  6.00%  6.50%    7.00%
---------------   --------      --------     --------      -----    -----    -----   -----  -----   -----  -----  -----    -----
FROM $0
TO $3,000          10.00%         2.00%        11.80%      3.40%    3.97%    4.54%   5.10%  5.67%   6.24%  6.80%  7.37%    7.94%

FROM $3,001
TO $5,000          10.00%         3.00%        12.70%      3.44%    4.01%    4.58%   5.15%  5.73%   6.30%  6.87%  7.45%    8.02%

FROM $5,001
TO $14,300         10.00%         5.00%        14.50%      3.51%    4.09%    4.68%   5.26%  5.85%   6.43%  7.02%  7.60%    8.19%

FROM $14,301
TO $17,000         15.00%         5.00%        19.25%      3.72%    4.33%    4.95%   5.57%  6.19%   6.81%  7.43%  8.05%    8.67%

FROM $17,001
TO $58,100         15.00%         5.75%        19.89%      3.74%    4.37%    4.99%   5.62%  6.24%   6.87%  7.49%  8.11%    8.74%

FROM $58,101
TO $117,250        25.00%         5.75%        29.31%      4.24%    4.95%    5.66%   6.37%  7.07%   7.78%  8.49%  9.20%    9.90%

FROM $117,251
TO $178,650        28.00%         5.75%        32.14%      4.42%    5.16%    5.89%   6.63%  7.37%   8.10%  8.84%  9.58%   10.32%

FROM $178,651
TO $319,100        33.00%         5.75%        36.85%      4.75%    5.54%    6.33%   7.13%  7.92%   8.71%  9.50% 10.29%   11.09%

OVER $319,100      35.00%         5.75%        38.74%      4.90%    5.71%    6.53%   7.35%  8.16%   8.98%  9.79% 10.61%   11.43%

                   APPROXIMATE YIELD TABLE: WEST VIRGINIA FUND

                                                  COMBINED
   SINGLE                             WEST       FEDERAL AND
   TAXABLE            FEDERAL       VIRGINIA    WEST VIRGINIA                            TAX-EXEMPT YIELDS
   INCOME            MARGINAL      MARGINAL       MARGINAL                              -------------------
   (2004)             TAX RATE      TAX RATE      TAX RATE     3.00%    3.50%    4.00%  4.50%  5.00%  5.50%  6.00%  6.50%    7.00%
   ------            ---------     ---------    -------------  -----    -----    -----  -----  -----  -----  -----  -----    -----
FROM $0
TO $7,500              10.00%         3.00%        12.70%      3.44%    4.01%    4.58%  5.15%  5.73%  6.30%  6.87%  7.45%    8.02%

FROM $7,501
TO $10,000             15.00%         3.00%        17.55%      3.64%    4.24%    4.85%  5.46%  6.06%  6.67%  7.28%  7.88%    8.49%

FROM $10,001
TO $25,000             15.00%         4.00%        18.40%      3.68%    4.29%    4.90%  5.51%  6.13%  6.74%  7.35%  7.97%    8.58%

FROM $25,001
TO $29,050             15.00%         4.50%        18.83%      3.70%    4.31%    4.93%  5.54%  6.16%  6.78%  7.38%  8.01%    8.62%

FROM $29,501
TO $40,000             25.00%         4.50%        28.38%      4.19%    4.89%    5.58%  6.28%  6.98%  7.68%  8.38%  9.08%    9.77%

FROM $40,001
TO $60,000             25.00%         6.00%        29.50%      4.26%    4.96%    5.67%  6.38%  7.09%  7.80%  8.51%  9.22%    9.93%

FROM $60,001
TO $70,350             25.00%         6.50%        29.88%      4.28%    4.99%    5.70%  6.42%  7.13%  7.84%  8.56%  9.27%    9.98%

FROM $70,351
TO $146,751            28.00%         6.50%        32.68%      4.46%    5.20%    5.94%  6.68%  7.43%  8.17%  8.91%  9.66%   10.40%

FROM $146,751
TO $319,000            33.00%         6.50%        37.36%      4.79%    5.59%    6.39%  7.18%  7.98%  8.78%  9.58% 10.36%   11.17%

OVER $319,000          35.00%         6.50%        39.23%      4.94%    5.76%    6.58%  7.40%  8.23%  9.05%  9.87% 10.70%   11.52%

                   APPROXIMATE YIELD TABLE: WEST VIRGINIA FUND

MARRIED FILING                                  COMBINED
    JOINTLY                         WEST       FEDERAL AND
    TAXABLE         FEDERAL       VIRGINIA    WEST VIRGINIA                             TAX-EXEMPT YIELDS
    INCOME         MARGINAL      MARGINAL       MARGINAL                               --------------------
    (2004)          TAX RATE      TAX RATE      TAX RATE     3.00%    3.50%    4.00%   4.50%   5.00%  5.50%  6.00%   6.50%    7.00%
--------------     ---------     ---------    -------------  -----    -----    -----   -----   -----  -----  -----   -----    -----
FROM $0
TO $10,000           10.00%         3.00%        12.70%      3.44%    4.01%    4.58%   5.15%   5.73%  6.30%  6.87%   7.45%    8.02%

FROM $10,001
TO $14,301           10.00%         4.00%        13.60%      3.47%    4.05%    4.63%   5.21%   5.79%  6.37%  6.94%   7.52%    8.10%

FROM $14,301
TO $25,000           15.00%         4.00%        18.40%      3.68%    4.29%    4.90%   5.51%   6.13%  6.74%  7.35%   7.97%    8.58%

FROM $25,001
TO $40,000           15.00%         4.50%        18.83%      3.70%    4.31%    4.93%   5.54%   6.16%  6.78%  7.39%   8.01%    8.62%

FROM $40,001
TO $58,100           15.00%         6.00%        20.10%      3.75%    4.38%    5.01%   5.63%   6.26%  6.88%  7.51%   8.14%    8.76%

FROM $58,101
TO $60,000           25.00%         6.00%        29.50%      4.26%    4.96%    5.67%   6.38%   7.09%  7.80%  8.51%   9.22%    9.93%

FROM $60,001
TO $117,250          25.00%         6.50%        29.88%      4.28%    4.99%    5.70%   6.42%   7.13%  7.84%  8.56%   9.27%    9.98%

FROM $117,251
TO $178,561          28.00%         6.50%        32.68%      4.46%    5.20%    5.94%   6.68%   7.43%  8.17%  8.91%   9.66%   10.40%

FROM $178,561
TO $319,000          33.00%         6.50%        37.36%      4.79%    5.59%    6.39%   7.18%   7.98%  8.78%  9.58%  10.38%   11.17%

OVER $319,000        35.00%         6.50%        39.23%      4.94%    6.78%    6.58%   7.40%   8.23%  9.05%  9.87%  10.70%   11.52%

      The "combined Federal and KY, MD, N.C., S.C., VA, or West VA Marginal Tax Rate" represents the combined federal and Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia tax rates, respectively, available to taxpayers who itemize deductions adjusted to account for the federal deduction of state taxes paid.

      Such data are for illustrative purposes only and are not intended to indicate past or future performance results of the North Carolina, South Carolina, Virginia, and West Virginia Funds. Actual performance of the Funds may be more or less than that noted in the hypothetical illustrations.

                             ADDITIONAL INFORMATION

ORGANIZATION AND DESCRIPTION OF SHARES

      BB&T Funds (previously The BB&T Mutual Funds Group) was organized as a Massachusetts business trust by the Agreement and Declaration of Trust, dated October 1, 1987, under the name "Shelf Registration Trust IV." BB&T Funds' Agreement and Declaration of Trust has been amended three times: (1) on June 25, 1992 to change the Trust's name, (2) on August 18, 1992, to provide for the issuance of multiple classes of shares, and (3) on May 17, 1999 to change the Trust's name. A copy of BB&T Funds' Amended and Restated Agreement and Declaration of Trust, (the "Declaration of Trust") is on file with the Secretary of State of The Commonwealth of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest. BB&T Funds presently has twenty-five series of Shares offered to the public which represent interests in the Equity Index Fund, the Large Company Value Fund, the Large Company Growth Fund, the Small Company Value Fund, the Small Company Growth Fund, the Special Opportunities Fund, the Equity Income Fund, the International Equity Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Kentucky Fund, the Maryland Fund, the North Carolina Fund, the South Carolina Fund, the Virginia Fund, the West Virginia Fund, the Short Fund, the Intermediate U.S. Government Fund, the Intermediate Corporate Bond Fund, the U.S. Treasury Fund, the Prime Money Market Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Equity Fund respectively. BB&T Funds' Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of BB&T Funds into one or more additional series.

      Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this Statement of Additional Information, BB&T Funds' Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of BB&T Funds, Shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

      Shares of BB&T Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote. Shareholders vote in the aggregate and not by series or class on all matters except (i) when required by the 1940 Act, shares shall be voted by individual series, (ii) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only Shareholders of such series or class shall be entitled to vote thereon, and
(iii) only the holders of Class A, Class B and Class C Shares will be entitled to vote on matters submitted to Shareholder vote with regard to the Distribution Plan applicable to such class. There will normally be no meetings of Shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the Shareholders, at which time the Trustees then in office will call a Shareholders' meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of BB&T Funds and filed with BB&T Funds' custodian or by vote of the holders of two-thirds of the outstanding shares of BB&T Funds at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares of any Fund. Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

      As used in this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of BB&T Funds or a particular Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of BB&T Funds or such Fund present at such meeting at which the holders of more than 50% of the votes attributable to the Shareholders of record of BB&T Funds or such Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of BB&T Funds or such Fund.

SHAREHOLDER AND TRUSTEE LIABILITY

      Under Massachusetts law, Shareholders could, under certain circumstances, be held personally liable for the obligations of BB&T Funds. However, BB&T Funds' Declaration of Trust disclaims Shareholder liability for acts or obligations of BB&T Funds and requires that notice of such disclaimer be given in every agreement, obligation or instrument entered into or executed by BB&T Funds or the Trustees. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any Shareholder of such Fund held liable on account of being or having been a Shareholder. Thus, the risk of a Shareholder incurring financial loss on account of Shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

      The Agreement and Declaration of Trust states further that no Trustee, officer or agent of BB&T Funds shall be personally liable in connection with the administration or preservation of the assets of BB&T Funds or the conduct of BB&T Funds' business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act expect for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Agreement and Declaration of Trust also provides that all persons having any claim against the Trustees or BB&T Funds shall look solely to the assets of BB&T Funds for payment.

DISCLOSURE OF PORTFOLIO HOLDINGS

      Information regarding portfolio holdings may be made available to third parties in the following circumstances:

      - Through disclosure in a Fund's latest annual or semi-annual report or Form N-Q;

      - In marketing materials, provided that the information regarding portfolio holdings contained therein is at least fifteen days old; or

      - When a Fund has a legitimate business purpose for doing so (see example below), and the recipients are subject to a confidentiality agreement. Such disclosures will be authorized by the Fund's Chief Executive Officer or Chief Financial Officer and will be reported periodically to the Board.


     It is the policy of the Funds to not disclose material information about their portfolio holdings, trading strategies implemented or to be implemented, or pending transactions to other third parties. The Funds' service providers are prohibited from disclosing to other third parties material information about the Funds' portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. However, the Funds may provide information regarding their portfolio holdings to their service providers where relevant to duties to be performed for the Funds. Such service providers include fund accountants, administrators, sub-administrators, investment advisers, custodians, independent public accountants, and attorneys. In addition, the Funds may disclose portfolio holdings to a performance reporting bureau or to a rating agency for use in developing reporting or issuing a rating.


      Other than the service provider arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person.

MISCELLANEOUS

      BB&T Funds may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (1) describes general economic trends, (2) describes general trends within the financial services industry or the mutual fund industry, (3) describes past or anticipated portfolio holdings for one or more of the Funds within BB&T Funds, or (4) describes investment management strategies for such Funds. Such information is provided to inform Shareholders of the activities of BB&T Funds for the most recent fiscal year or half-year and to provide the views of the Adviser and/or BB&T Funds officers regarding expected trends and strategies.

      The organizational expenses of each Fund of BB&T Funds except the Virginia Fund and the Intermediate Corporate Bond Fund are amortized over a period of two years from the commencement of the public offering of Shares of the Fund. On June 30, 1998, the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operating subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Virginia Fund and Intermediate Corporate Bond Fund were paid during the fiscal year ended September 30, 1999 and the past fiscal year, respectively. In the event any of the initial Shares of BB&T Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial Shares being redeemed bears to the total number of initial Shares outstanding at the time of redemption. Investors purchasing Shares of BB&T Funds subsequent to the date of the Prospectus and this Statement of Additional Information bear such expenses only as they are amortized against a Fund's investment income.

      BB&T Funds is registered with the Securities and Exchange Commission as a management investment company. Such registration does not involve supervision by the Securities and Exchange Commission of the management or policies of BB&T Funds.

      The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Class of a Fund's outstanding shares as of October 27, 2004:

                                                                                                  PERCENT OF THE
                                                                                                    CLASS TOTAL
                                                                                                  ASSETS HELD BY
FUND/CLASS                                                             NO. OF SHARES              THE SHAREHOLDER
----------                                                             -------------              ---------------
CAPITAL MANAGER CONSERV GROWTH- A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O  BOX 2052
JERSEY CITY NJ 073039998                                                  214645.148                       37.67%

ROBERT A JOHNSON
5988 BENNETTS CREEK LN
SUFFOLK VA 234351704                                                       39419.254                        6.92%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                       37068.656                        6.51%

CAPITAL MANAGER CONSERV GROWTH- B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                    55178.74                       10.75%

CAPITAL MANAGER CONSERV GROWTH- C SHARES

FLORENCE MARIE MCGEE
PO BOX 1476
MAGGIE VALLEY NC 28751                                                      5337.356                       28.61%

TOMMY F LOPEZ
4700 WILSHAM COURT
CHARLOTTE NC 28226                                                          3141.186                       16.84%

MCB TRUST SERVICES CUST OR TRUSTEE FBO
BERGERON BUILDERS INC
700 17TH STREET SUITE 150
DENVER CO 80202                                                             2911.751                       15.61%

DELBERT L LEADMON
RT 1 BOX 129 J
WALKER WV 26180                                                             2237.426                       11.99%

MARIA CORINA DEVICENTE
7748 KINROSS DR
NEW PORT RICHEY FL 34653                                                    1913.635                       10.26%

RICHARD ALLEN SAFFLE
112 E OLIVE ST
BRIDGEPORT  WV  26330                                                       1611.634                        8.64%

CAPITAL MANAGER CONSERV GROWTH- I SHARES

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH  NC  276011767                                                   4555358.781                       62.87%

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                      2575890.033                       35.55%

CAPITAL MANAGER EQUITY FUND - A SHARES

BRANCH T CO
DAILY R PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                       59213.169                       15.77%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                   51560.384                       13.73%

CAPITAL MANAGER EQUITY FUND - B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                   68004.383                       11.00%

CAPITAL MANAGER EQUITY FUND - C SHARES

JOHN R SARTAIN
3429 ROY MESSER
WHITE PINE TN 37890                                                         5694.761                       62.76%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998                                                    2754.545                       30.36%

TRAVIS D REYNOLDS
9719 HALLS GAP RD
KNOXVILLE TN 37938                                                           524.216                        5.78%

CAPITAL MANAGER EQUITY FUND - I SHARES

WILBRANCH & CO
PT NO FEE CASH
223 W NASH ST
WILSON NC 278933801                                                      1582129.203                       72.89%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                      588449.384                       27.11%

CAPITAL MANAGER GROWTH - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O  BOX 2052
JERSEY CITY NJ 073039998                                                  291208.036                       20.64%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                       73074.938                        5.18%

CAPITAL MANAGER GROWTH - B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                  134378.618                        8.42%

CAPITAL MANAGER GROWTH - C SHARES

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998                                                    2921.966                       39.50%

STEPHEN E CAMPBELL
MARY W CAMPBELL
112 STARBOARD LN
MONETA VA 24121                                                             1646.418                       22.26%

JOHN R SARTAIN
3429 ROY MESSER
WHITE PINE TN 37890                                                          1304.92                       17.64%

STANLEY S TAO
302 TURNBERRY PT
BARBOURSVILLE WV 255041948                                                  1148.455                       15.53%

CAPITAL MANAGER GROWTH - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                      2384792.962                       72.36%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST

ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                       877307.06                       26.62%

CAPITAL MANAGER MOD GROWTH - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O  BOX 2052
JERSEY CITY NJ 073039998                                                  416631.581                       18.20%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                      332370.374                       14.52%

MCB TRUST SERVICES CUST OR TRUSTEE
SOUTH CAROLINA STATE FAIR
700 17TH ST STE 150
DENVER CO 80202                                                            123835.18                        5.41%

CAPITAL MANAGER MOD GROWTH - B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O  BOX 2052
JERSEY CITY NJ 073039998                                                   153639.73                        7.18%

CAPITAL MANAGER MOD GROWTH - C SHARES

MCB TRUST SERVICES CUST OR TRUSTEE FBO
HOLIDAY KAMPERS AND BOATS
700 17TH STREET SUITE 150
DENVER CO 80202                                                            11036.987                       59.29%

YVONNE G TURMAN
JAMES L TURMAN JTWROS
76 RACKING EXPRESS LANE
LAUREL FORK VA 24352                                                        2638.523                       14.17%

PATRICIA F CHANDLER
2440 CLOVERDALE RD
BREMO BLUFF VA 23022                                                        2511.416                       13.49%

CAPITAL MANAGER MOD GROWTH - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                      2470490.494                       65.62%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                     1268889.203                       33.70%

EQUITY INCOME FUND - A SHARES

SCOTT STRINGFELLOW  INC
A C 8767-5127
909 EAST MAIN STREET
RICHMOND VA 23219                                                         645710.865                       90.41%

EQUITY INCOME FUND - B SHARES

SCOTT STRINGFELLOW INC
A C 8099-6505
909 EAST MAIN STREET
RICHMOND VA 23219                                                           156645.7                       88.08%

EQUITY INCOME FUND - C SHARES

SCOTT STRINGFELLOW INC
A C 4531-4804
909 EAST MAIN STREET
RICHMOND VA 23219                                                         207570.064                       99.61%

EQUITY INCOME FUND - I SHARES

WILBRANCH & CO
EB NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                      2060876.933                      100.00%
                                                                            9179.508                        9.43%

INTERMEDIATE CORPORATE BOND - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                  141370.278                       31.29%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                       56858.596                       12.58%

EDNA A OAKLEY
3976 FIGSBORO ROAD
MARTINSVILLE VA 24112                                                       31178.01                        6.90%

MARK R REED
64 COLSON COVE DR
BRONSTON KY 42518                                                          29972.517                        6.63%

INTERMEDIATE CORPORATE BOND - B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                  184857.723                       29.58%

INTERMEDIATE CORPORATE BOND - C SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O  BOX 2052
JERSEY CITY NJ 073039998                                                   17803.068                       74.82%

ERNEST D RHODES
1112 CREWS SHOP RD
LYNCHBURG VA 245044189                                                      1803.604                        7.58%

MCB TRUST SERVICES CUST OR TRUSTEE
JOHNSON BODY SHOP
700 17TH ST STE 150
DENVER CO 80202                                                             1434.154                        6.03%

INTERMEDIATE CORPORATE BOND - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                     22792367.505                       87.14%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                      1308104.56                        5.00%

INTERMEDIATE US GOVERNMENT FD - A SHARES

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                      372317.942                       31.79%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O  BOX 2052
JERSEY CITY NJ 073039998                                                  159470.868                       13.62%

MCB TRUST SERVICES CUST
WINCHESTER EQUIPMENT CO
700 17TH ST
DENVER CO 80202                                                           117546.914                       10.04%

INTERMEDIATE US GOVERNMENT FD - B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
PO BOX 2052
JERSEY CITY NJ 073039998                                                  199648.265                       30.49%

INTERMEDIATE US GOVERNMENT FD - C SHARES

MCB TRUST SERVICES CUST OR TRUSTEE
WETLAND & ENVIRONMENTAL SERVICE
700 17TH ST STE 150
DENVER CO 80202                                                            23383.637                       47.13%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                    7244.442                       14.60%

STANLEY J ATMA
MARGARET S ATMA JTWROS
3708 TABLE ROCK ROAD
CHARLOTTE NC 28226                                                          3164.253                        6.38%

AMERITRADE INC FBO 7803298761
PO BOX 2226
OMAHA NE 681032226                                                            2961.5                        5.97%

VERNELLE C ILER
140 ISLAND CREEK DR
SPARTA GA 31087                                                             2849.506                        5.74%

INTERMEDIATE US GOVERNMENT FD - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                       39343976.4                       74.88%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                     9196965.639                       17.50%

INTERNATIONAL EQUITY - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                   35706.921                       17.52%

POINDEXTER LUMBER COMPANY
PO BOX 769
CLEMMONS NC 270120769                                                      11473.477                        5.63%

INTERNATIONAL EQUITY - B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
PO BOX 2052
JERSEY CITY NJ 073039998                                                    24356.62                        8.82%

INTERNATIONAL EQUITY - C SHARES

BISYS FUND SERVICES INC
3435 STELZER RD
ATTN CORPORATE FINANCE
COLUMBUS OH 43219                                                            100.632                       35.83%

SAMUEL K WARD
4564 WOODRUM LN
CHARLESTON WV 25313                                                           90.601                       32.26%

SHARON J WARD
4564 WOODRUM LN
CHARLESTON WV 25313                                                           89.225                       31.77%

INTERNATIONAL EQUITY - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                      22354259.54                       79.07%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                     2472668.433                        8.75%

KENTUCKY INTERMEDIATE TAX FREE - A SHARES

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998                                                  188802.172                       70.13%

PATRICK R HALL
BERTA O HALL
1716 PARK ST
BOWLING GREEN KY 42101                                                     14681.637                        5.45%

I WELLS PURDOM
BETTY JO PURDOM JTWROS
85 RICHARD LANE
MURRAY KY 42071                                                            14247.514                        5.29%

KENTUCKY INTERMEDIATE TAX FREE - I SHARES

WILBRANCH & CO
PT NO FEE CASH
223 W NASH ST
WILSON NC 278933801                                                      1318365.227                       99.74%

LARGE COMPANY GROWTH FUND - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073032052                                                  136956.789                       12.44%

AMBRO AND COMPANY
628 MAIN ST
PO BOX 191
DANVILLE VA 24540                                                          114615.46                       10.41%

LARGE COMPANY GROWTH FUND - B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
PO BOX 2052
JERSEY CITY NJ 073039998                                                  100303.754                        5.72%

LARGE COMPANY GROWTH FUND - C SHARES

MCB TRUST SERVICES CUST OR TRUSTEE
MID STATE PETROLEUM
700 17TH ST STE 150
DENVER CO 80202                                                             1232.194                       38.94%

TERESA L LUHN
PO BOX 48525
CUMBERLAND NC 28331                                                          714.435                       22.58%

RICHARD G BLAKE
3525 LEWIS LOOP
BOLIVIA NC 28422                                                             529.101                       16.72%

HEIDI P SCEARCE
60 BRICKHORN DR
RIDGEWAY VA 24148                                                            272.172                        8.60%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                     264.187                        8.35%

LARGE COMPANY GROWTH FUND - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                      27287222.03                       65.33%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                     8668068.092                       20.75%

LARGE COMPANY VALUE FUND - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073032052                                                  280929.263                       14.94%

LARGE COMPANY VALUE FUND - C SHARES

MCB TRUST SERVICES CUST OR TRUSTEE
WETLAND & ENVIRONMENTAL SERVICE

700 17TH ST STE 150
DENVER CO 80202                                                             3892.772                       50.98%

A WAYNE ANNAS
CAROLYN B ANNAS
P O BOX 563
VALDESE NC 28690                                                            2061.545                       27.00%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                      462.36                        6.05%

LARGE COMPANY VALUE FUND - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                     22249253.487                       61.26%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                     9669322.595                       26.63%

MARYLAND INTERMEDIATE TAX FREE - A SHARES

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998                                                   21556.756                       31.63%

EDWARD M BEARD
1706 SULLIVAN ROAD
WESTMINSTER MD 21157                                                        10056.69                       14.76%

CAROL A DEPRATO
DONALD L DEPRATO JTWROS
6209 44TH PLACE
RIVERDALE MD 20737                                                          9742.221                       14.30%

PENNAMMA L THOMAS
7908 KARA CT
GREENBELT MD 207703016                                                      3833.555                        5.63%

DOROTHY R TOWNSHEND
PO BOX 95
3240 MAIN STREET
MANCHESTER MD 21102                                                         3775.844                        5.54%

LEROY LANE
BARBARA LANE JTWROS
5867 CHARLES CANNON RD
MARION STATION MD 21838                                                     3441.437                        5.05%

MARYLAND INTERMEDIATE TAX FREE - I SHARES

WILBRANCH & CO
PT NO FEE CASH
223 W NASH ST
WILSON NC 278933801                                                       896079.995                      100.00%

MID CAP GROWTH FUND - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
PO BOX 2052
JERSEY CITY NJ 073039998                                                  162856.209                       21.89%

MID CAP GROWTH FUND - B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                   13206.258                        7.04%

MID CAP GROWTH FUND - C SHARES

MCB TRUST SERVICES CUST OR TRUSTEE
MID STATE PETROLEUM
700 17TH ST STE 150
DENVER CO 80202                                                            14870.406                       90.35%

CHARLES H MANSELL
1563 BRUNSWICK RD
BLACKSTONE VA 23824                                                         1370.466                        8.33%

MID CAP GROWTH FUND - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                      7566905.473                       75.65%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                     1528700.223                       15.28%

MID CAP VALUE - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                  177619.482                       29.48%

MCB TRUST SERVICES CUST
WINCHESTER EQUIPMENT CO
700 17TH ST
DENVER CO 80202                                                            33906.821                        5.63%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                       31482.308                        5.23%

MID CAP VALUE - B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                   33452.238                       14.20%

MID CAP VALUE - C SHARES

MCB TRUST SERVICES CUST OR TRUSTEE
FORSYTH COUNTY DEVELOPMENT COR
700 17TH ST STE 150
DENVER CO 80202                                                            19473.957                       57.18%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                    7080.217                       20.79%

A WAYNE ANNAS
CAROLYN B ANNAS
P O BOX 563
VALDESE NC 28690                                                            2379.646                        6.99%

MID CAP VALUE - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                      8659006.676                       73.38%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                     2235842.776                       18.95%

NC INTERMEDIATE TAX-FREE - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                  450970.524                       21.34%

R L HONBARRIER CO
1507 CRESTLIN RD
HIGH POINT NC 272628308                                                   249534.773                       11.81%

NC INTERMEDIATE TAX-FREE - I SHARES

WILBRANCH & CO
PT NO FEE DR

223 W NASH ST
WILSON NC 278933801                                                      8866519.598                       99.92%

PRIME MONEY MARKET - A SHARES

SCOTT & STRINGFELLOW OMNIBUS FUND
US TREASURY MM - A
909 E MAIN ST
RICHMOND VA 23219                                                       415613530.87                       93.06%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                 24531215.22                        5.49%

PRIME MONEY MARKET - B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                   298466.69                       13.36%

BURLEIGH J WITHERS
424 SINCLAIR ST
GASTONIA NC 280547410                                                      223635.58                       10.01%

MARJORIE HARKNESS
ALLEN J HARKNESS
111 KENSINGTON PL
SUMMERVILLE SC 294858626                                                   127473.77                        5.71%

PRIME MONEY MARKET - C SHARES

MSC TRUST SERVICES CUST OR TRUSTEE
LEK SERVICES INC
700 17TH ST STE 150
DENVER CO 80202                                                            378488.38                       98.43%

PRIME MONEY MARKET - I SHARES

WILBRANCH CO
P O BOX 2887
ATTN J MICHAEL POLLOCK
WILSON NC 278941847                                                     388195223.22                       78.90%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                     54368459.87                       11.05%

BISYS FUND SERVICES
BB&T SWEEP CUSTOMERS
3435 STELZER RD
ATTN CHRIS WEBER
COLUMBUS OH 43219                                                        49400282.03                       10.04%

SC INTERMEDIATE TAX-FREE - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                   79737.032                       20.67%

GEORGE S MORGAN
JOYCE MORGAN DEBESIS
4477 MANDI DR
LITTLE RIVER SC 29566                                                      25962.428                        6.73%

TIMOTHY J METZLER
LISABETH S METZLER
24 COUNTRY CLUB DR
CHARLESTON SC 29412                                                         24433.26                        6.33%

ROBERT S BROWN
6139 ROBIN STREET
SPARTANBURG SC 29303                                                       24229.468                        6.28%

SC INTERMEDIATE TAX-FREE - I SHARES

WILBRANCH & CO
PT NO FEE CASH
223 W NASH ST
WILSON NC 278933801                                                      1592997.806                      100.00%

SHORT U.S. GOVERNMENT FUND - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O  BOX 2052
JERSEY CITY NJ 073039998                                                  210607.797                       24.41%

HENRY FIBERS INC
PO BOX 1675
ATTN GEORGE F HENRY JR PRESIDENT
GASTONIA NC 28053                                                         103950.995                       12.05%

THE BATEMAN COMPANY
PO BOX 869
MACON GA 31202                                                               98552.6                       11.42%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                       62536.932                        7.25%

SHORT U.S. GOVERNMENT FUND - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                     17830228.706                       88.91%

BRANCH BANKING & TRUST CO

DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                     1130455.545                        5.64%

SMALL COMPANY GROWTH FUND - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073032052                                                   60608.698                       12.27%

SMALL COMPANY GROWTH FUND - B SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
PO BOX 2052
JERSEY CITY NJ 073039998                                                    31429.27                        5.64%

SMALL COMPANY GROWTH FUND - C SHARES

MCB TRUST SERVICES CUST OR TRUSTEE FBO
BERGERON BUILDERS INC
700 17TH STREET SUITE 150
DENVER CO 80202                                                             3502.178                       84.96%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998                                                     461.496                       11.20%

SMALL COMPANY GROWTH FUND - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                      3330045.775                       46.14%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                     3275354.782                       45.38%

SMALL COMPANY VALUE FUND - A SHARES

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998                                                   15061.995                       59.86%

DAWN C LANE
108 GREYGATE PL
CARY NC 27511                                                               1654.382                        6.57%

WARREN WICKER
PO BOX 2583
SANFORD NC 27331                                                            1286.206                        5.11%

SMALL COMPANY VALUE FUND - B SHARES

DANNY YOUNG
6035 GEORGE HILDEBRAN SCHOOL ROAD
HICKORY NC 28602                                                            1782.783                       18.18%

VALERIE L IRELAND
134 CANEBREAK DR
GREER SC 29650                                                              1569.352                       16.00%

AMERITRADE INC FBO 7803298761
PO BOX 2226
OMAHA NE 681032226                                                              1300                       13.26%

MICHAEL STEVEN ESTEP
4949 ANTIOCH CHURCH RD
MATTHEWS NC 281048958                                                       1204.714                       12.28%

TIMOTHY LYNN STAUBS
213 FALLING WATERS DR
FALLING WATERS WV 25419                                                      834.848                        8.51%

MICHAEL T MILLS
1650 CLAIBORNE CT
RALEIGH NC 27606                                                             744.602                        7.59%

SMALL COMPANY VALUE FUND - C SHARES

BISYS FUND SERVICES INC
3435 STELZER RD
ATTN CORPORATE FINANCE
COLUMBUS OH 43219                                                            100.994                      100.00%

SMALL COMPANY VALUE FUND - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                      4122797.394                       87.18%

SPECIAL OPPORTUNITY EQUITY FD - A SHARES

SCOTT STRINGFELLOW INC
A C 8137-2169
909 EAST MAIN STREET
RICHMOND VA 23219                                                        1639260.678                       70.68%

JP MORGAN INVEST LLC FBO

82310964
ONE BEACON STREET  18TH FLOOR
BOSTON MA 021083102                                                       356575.702                       15.37%

PERSHING LLC
P O BOX 2052
JERSEY CITY NJ 073039998                                                  130962.135                        5.65%

SPECIAL OPPORTUNITY EQUITY FD - B SHARES

SCOTT STRINGFELLOW INC
A C 3170-2935
909 EAST MAIN STREET
RICHMOND VA 23219                                                         902112.683                       85.27%

SPECIAL OPPORTUNITY EQUITY FD - C SHARES

SCOTT STRINGFELLOW INC
A C 8136-1980
909 EAST MAIN STREET
RICHMOND VA 23219                                                        1221520.138                       93.15%

NFSC FEBO 475-635103
FMT CO CUST SEPP IRA
113 WELLESBOROUGH RD
WINSTON SALEM NC 27104                                                     85867.621                        6.55%

SPECIAL OPPORTUNITY EQUITY FD - I SHARES

WILBRANCH & CO
PT NO FEE CASH
223 W NASH ST
WILSON NC 278933801                                                      3047737.698                       99.98%

US TREASURY MONEY MARKET - A SHARES

SCOTT & STRINGFELLOW OMNIBUS FUND
US TREASURY MM - A
909 E MAIN ST
RICHMOND VA 23219                                                        98900161.97                       77.39%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                 23834208.79                       18.65%

US TREASURY MONEY MARKET - B SHARES

LOUIS D BENTON
DOROTHY B BENTON
4500 BAKER ST
LITTLE RIVER SC 29566                                                      112194.67                       13.05%

DANNY W WRIGHT
BETTY C WRIGHT
P O BOX 803
HENDERSON NC 27536                                                           70040.3                        8.15%

RANKIN BROTHERS COMPANY
P O BOX 876
FAYETTEVILLE NC 28302                                                       50860.97                        5.92%

US TREASURY MONEY MARKET - C SHARES

BISYS FUND SERVICES INC
3435 STELZER RD
ATTN CORPORATE FINANCE
COLUMBUS OH 43219                                                            4979.16                      100.00%

US TREASURY MONEY MARKET - I SHARES

WILBRANCH
P O BOX 2887
ATTN J MICHAEL POLLOCK
WILSON NC 278941847                                                      713972065.6                       77.85%

BRANCH BANKING & TRUST CO
DAILY RECORDKEEPING PLANS
434 FAYETTEVILLE ST
ATTN CORP EMPLOYEE BENEFIT SERV/OPS MGR
RALEIGH NC 276011767                                                   178514598.417                       19.47%

VIRGINIA INTERMEDIATE TAX FREE- A SHARES

AMBRO AND COMPANY
628 MAIN ST
PO BOX 191
DANVILLE VA 24540                                                         351225.118                       32.23%

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O  BOX 2052
JERSEY CITY NJ 073039998                                                    99506.62                        9.13%

VIRGINIA INTERMEDIATE TAX FREE- I SHARES

WILBRANCH & CO
PT NO FEE CASH
223 W NASH ST
WILSON NC 278933801                                                      5753162.856                       97.53%

WEST VA INTERMEDIATE TAX FREE - A SHARES

DONALDSON LUFKIN JENRETTE
SECURITIES CORPORATION INC
P O BOX 2052
JERSEY CITY NJ 073039998                                                  397900.434                       36.80%

WEST VA INTERMEDIATE TAX FREE - I SHARES

WILBRANCH & CO
PT NO FEE DR
223 W NASH ST
WILSON NC 278933801                                                      6206179.551                       99.08%

      As of October 27, 2004, BB&T Asset Management owned of record substantially all of the outstanding Institutional Shares of each of the Funds, and held voting or investment power with respect to over 90% of the Institutional Shares of each Fund. As a result, BB&T may be deemed to be a "controlling person" of the Institutional Shares of each of the Funds under the 1940 Act. The Prospectuses of the Funds and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission. Copies of such information may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

      The Prospectuses of the Funds and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this Statement of Additional Information.

                              FINANCIAL STATEMENTS


Audited Financial Statements as of September 30, 2004 are incorporated by reference to the Annual Report to Shareholders, dated as of September 30, 2004, which has been previously sent to Shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds' latest Semi-Annual Report may be obtained without charge by contacting the Distributor at 3435 Stelzer Road, Columbus, Ohio 43219 or by telephoning toll-free at (800) 228-1872.


                                   APPENDIX A

The nationally recognized statistical rating organizations (individually, an "NRSRO") that may be utilized by the Funds with regard to portfolio investments for the Funds include Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch IBCA, Duff & Phelps ("Fitch IBCA"), Thomson BankWatch, Inc. ("Thomson") and Dominion Bond Ratings Services ("DBRS"). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO's ratings is as of the date of this Statement of Additional Information, and may subsequently change.

LONG -TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)

Description of the five highest long-term debt ratings by Moody's (Moody's applies numerical modifiers (1,2, and 3) in each rating category to indicate the security's ranking within the category):

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Description of the five highest long-term debt ratings by S & P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification):

AAA An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated `AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

Description of the three highest long-term debt ratings by Fitch IBCA:

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

Description of DBRS long-term debt rating categories:

AAA Bonds rated AAA are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for the category, few entities are able to achieve a AAA rating.

AA Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definitions which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies.

      (high, low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)

Moody's description of its three highest short-term debt ratings:

Prime-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

                  - Leading market positions in well-established industries.

                  -        High rates of return on funds employed.

         - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

S & P's description of its three highest short-term debt ratings:

A-1 A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Fitch IBCA's description of its three highest short-term debt ratings:

F1 Highest credit quality. Indicates the Best capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DRBS description of its short-debt ratings:

R-1(high) Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an

         R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1(middle) Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1
         (high) credits to only a small degree. Given the extremely tough definition which DBRS has for the R81 (high) category (which few companies are able to achieve), entities rated R-1 (middle) are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1(low) Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2(high), R-2 (middle), R-2 (low) Short-term debt rated R-2 is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the R-2 classification are not as strong as those in the R-1 category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an R-1 credit. Profitability trends, past and future, may be less favorable, earnings not as stable, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS

Moody's description of its two highest short-term loan/municipal note ratings:

MIG 1/VMIG 1        This designation denotes superior credit quality.
                    Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2        This designation denotes strong credit quality.
                    Margins of protection are ample, although not as large as in the preceding group.

SHORT-TERM DEBT RATINGS

Thomson BankWatch, Inc. ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries.

BankWatch(TM) Ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Rating apply only to unsecured instruments that have a maturity of one year or less.

      The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 The lowest rating category; this rating is regarded as non investment grade and therefore speculative.

                                   APPENDIX B

      PROXY VOTING POLICIES AND PROCECURES

The proxy voting policies and procedures of the following are attached:

1. BB&T Asset Management, Inc. (Adviser to each of the BB&T Funds) and Scott & Stringfellow, Inc. (Sub-Adviser to the BB&T Special Opportunities Equity Fund and the Equity Income Fund)

2. Federated Investment Management Company (Sub-Adviser to the BB&T Prime Money Market Fund)

3. UBS Global Asset Management (Americas) Inc. (Sub-Adviser to the BB&T International Equity Fund)

      * Scott & Stringfellow, Inc., a wholly owned subsidiary of BB&T Corporation, the parent of BB&T Asset Management ("BTAM"), will use BTAM's proxy voting policy and procedures.

       (1) BB&T ASSET MANAGEMENT, INC. PROXY VOTING POLICY AND PROCEDURES

13.1. AUTHORIZATION TO VOTE PROXIES

Each client whose account is assigned to a BB&T AM JAR, when executing his or her Advisory Contract with BB&T AM, may select whether he or she wishes to be responsible for voting his or her proxies or whether he or she instead authorizes BB&T AM to vote proxies on behalf of the client. BB&T AM shall not cause to be voted the proxies of any client who indicates that he or she wishes to be responsible for voting his or her proxies. With respect to any BB&T AM client who has not executed an Advisory Contract with BB&T AM that includes a proxy voting selection provision, BB&T AM will cause the proxies of such client to be voted, until such time as the client instructs BB&T AM to the contrary or unless the client has otherwise arranged for their proxies to be delivered to them for voting.

BB&T AM may also cause to be voted the proxies for securities held by any BB&T Fund whose board of trustees has authorized BB&T AM to do so.

13.2. PROXY COMMITTEE

With respect to clients' securities (including BB&T Funds' securities) for which BB&T AM has responsibility for voting proxies, the Proxy Committee of BB&T AM will monitor corporate actions, make voting decisions, ensure proxies are submitted timely, and, as described in Section 13.5.2, below, make determinations regarding actual or potential conflicts of interests. The Proxy Committee may elect to engage (or terminate) the services of a third party provider to perform or assist with one or more of these functions. BB&T AM has engaged Institutional Shareholder Services ("ISS") to monitor corporate actions, make voting recommendations, ensure proxies are submitted timely, and maintain the records described in Section 13.7(b & c), below.

Except as provided in Section 13.5, below, to the extent that any member of the Proxy Committee reviews a given ISS recommendation and determines that the best interests of the BB&T AM clients who hold the proxies would likely be better served by rejecting the ISS recommendation, then the member shall promptly notify the Proxy Committee, which shall then review the issue and determine, based on the principles set forth in Sections 13.3 and 13.4, below, whether to accept or reject the ISS recommendation. If the Proxy Committee chooses to reject the ISS recommendation, it shall instruct ISS to vote the proxies accordingly and shall forward to the Director of Compliance originals or copies of all documents that memorialize the basis for the decision and all documents created by the Proxy Committee or by any other area or employee of BB&T AM that were material to making the decision.

13.3. PROXIES WILL BE VOTED IN ACCORDANCE WITH THE CLIENTS' BEST INTERESTS

It is BB&T AM's policy that all proxies for clients' securities be voted strictly in accordance with the best interests of the clients' accounts. The key element underlying any evaluation of the interests of a client in a proposal, election, or issue presented to a shareholder vote is the effect, if any, the proposal, election, or issue could have on the current or future value of the investment.

13.4. PROXY VOTING DETERMINATION GUIDELINES

As discussed in Section 13.2, above, BB&T AM has engaged ISS to make voting recommendations with respect to proxies for clients' securities. BB&T AM accordingly relies on ISS's voting policies and judgments, which BB&T AM has found to be sound and well regarded. Nevertheless, as also discussed in Section 13.2, above, BB&T AM reserves the right to reject any given ISS recommendation, except as provided in Section 13.5, below. In determining whether to reject an ISS recommendation, BB&T AM will be guided by the policy expressed in Section 13.3, above, and the following guidelines.

Generally, BB&T AM will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term. Long term shareholder value need not be sacrificed in favor of short term gains. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition.

Likewise, compensation plans that appear excessive relative to comparable companies' compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer.

13.5. CONFLICTS OF INTERESTS

In some circumstances, an issuer's proxies may present an actual or potential conflict of interests between BB&T AM and a client account holding securities of the issuer. As explained in section 13.3, above, it is BB&T AM's policy that all proxies for a client's securities be voted strictly in accordance with the best interests of the client's account. Nevertheless, BB&T AM also employs additional safeguards in situations potentially involving a material conflict of interests.

      13.5.1. BB&T CORPORATION STOCK

      BB&T AM is a wholly-owned subsidiary of BB&T Corporation, which is an issuer of equity securities. If a client's account holds BB&T Corporation common stock and the client has authorized BB&T AM to vote proxies on the client's behalf, then a potential conflict of interests exists with respect to BB&T AM's ability to vote proxies for such stock because BB&T AM and its employees are controlled (directly or indirectly) by BB&T Corporation and its management. Such management will often have a stake in, or an opinion regarding, the subject of a shareholder vote. As a result, to the extent that BB&T AM is authorized to vote proxies on behalf of its clients who hold shares of BB&T Corporation common stock, BB&T AM will rely exclusively upon the recommendations made by ISS with respect to BB&T Corporation proxies and will not consider rejecting such recommendations.

      13.5.2. OTHER MATERIAL CONFLICTS OF INTERESTS

      The Proxy Committee will compile, maintain, and update a list of issuers with which BB&T AM or its affiliates has such a relationship that proxies presented with respect to such issuers may give rise to a material conflict of interests. Examples may include issuers for which BB&T AM manages a pension or employee benefits plan or for which a BB&T AM affiliate is known by the Proxy Committee to provide brokerage, underwriting, insurance, or banking services. To the extent that BB&T AM receives proxies from such issuers for clients who have authorized BB&T AM to vote their proxies, the Proxy Committee will examine the proxy solicitations and assess the potential conflict in order to determine what procedures to employ with respect to the proxy. Likewise, the Proxy Committee will make such an examination and determination with respect to other proxy solicitations that may give rise to a material conflict of interests, such as where BB&T AM or one or more of its executives or directors has a business or personal relationship with a proponent of a proxy proposal, a participant in a proxy contest, a corporate director, or a candidate for a directorship. Depending on the circumstances, the Proxy Committee may:

            (a) Cause the proxies to be voted according to ordinary guidelines and procedures if it determines that the proxies do not present a material conflict of interests and documents its reasons for making that determination and delivers such documentation to the Director of Compliance; or

            (b) Where the client is a BB&T Fund, BB&T AM must disclose the material conflict of interests to the Fund's board of trustees (or a committee of the board) and obtain the board's (or committee's) consent or direction to vote the proxies; and/or

            (C) Rely exclusively upon the recommendation made by ISS and not consider rejecting such recommendation if the Proxy Committee determines that a material conflict of interests exists and documents that determination and delivers such documentation to the Director of Compliance.

      13.5.3. BB&T FUNDS PROXIES

      To the extent that BB&T AM is authorized to vote proxies on behalf of its clients who hold shares or interests in any BB&T Fund, BB&T AM will rely exclusively upon the recommendations made by ISS with respect to such BB&T Fund proxies and will not consider rejecting such recommendations.

13.6. PROVIDING INFORMATION REGARDING PROXY VOTING POLICIES AND PROCEDURES

Upon opening any new client account, BB&T will provide the client with the Description of BB&T Asset Management's Proxy Voting Policies and Procedures ("Description"), which shall be a concise summary of the policies and procedures, shall indicate that a copy of the full policies and procedures is available upon request, and shall include instructions for obtaining information regarding how a client's proxies were voted. (A copy of the Description is included at Appendix V.) The Proxy Committee or its delegate shall be responsible for providing a copy of the full policies and procedures and of information regarding how a client's proxies were voted to any client who so requests. The Proxy Committee or its delegate shall also forward to the Director of Compliance the client's written request for information regarding how the client's proxies were voted and a copy of BB&T AM's written response to any such written or oral request.

13.7. RECORD-KEEPING

The Director of Compliance shall maintain the following materials for five years in an easily accessible place (the first two years in BB&T AM's home office):

            (a) BB&T AM's proxy voting policies and procedures;

            (b) Proxy statements received regarding client securities;

            (C) Records of votes cast by BB&T AM (including by any third party provider, such as ISS, that BB&T AM has engaged to cast votes) on behalf of any client;

            (d) Copies of all documents created by BB&T AM that were material to making a decision as to how to vote proxies on behalf of a client or that memorialize the basis for such a decision;

            (e) Copies of all written client requests for information on how BB&T AM voted proxies on behalf of the client, and copies of all written responses by BB&T AM to any written or oral client request for information on how BB&T AM voted proxies on behalf of the client;

            (f) All documents received from the Proxy Committee pursuant to Sections 13.2 and 13.5.2, above.

BB&T AM may satisfy requirements (b) and (c), above, by relying on a third party, such as ISS, to make and retain the relevant documents on BB&T AM's behalf if BB&T AM first obtains an undertaking from the third party to provide a copy of the documents promptly upon request. BB&T AM also may satisfy the requirements of (b), above, by relying on obtaining a copy of a proxy statement from the SEC's EDGAR system.

2. FEDERATED INVESTORS PROXY VOTING POLICIES AND PRACTICES

Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their proxy voting policies and practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940. These Proxy Policies shall also apply to any investment company registered under the Investment Company Act of 1940 (the "1940 Act") for which an Adviser serves as an "investment adviser" (as defined in Section 2(a)(20) of the 1940 Act), provided that the board of directors or trustees of such investment company has delegated to the Adviser authority to vote the investment company's proxies.

GENERAL POLICY

Unless otherwise directed by a client or the board of directors or trustees of an investment company, it is the policy of the Advisers to cast proxy votes in favor of proposals that the Advisers anticipate will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Advisers believe will (a) improve the management of a company, (b) increase the rights or preferences of the voted securities or (c) increase the chance that a premium offer would be made for the company or for the voted securities. Nothing in these policies shall be deemed to limit the securities that the Advisers may purchase or hold on behalf of their clients.

APPLICATION TO SPECIFIC PROPOSALS

The following examples illustrate how this general policy may apply to proposals submitted by a company's board of directors (or similar governing body, the "board," and the individuals comprising a board, the "directors") for approval or ratification by holders of the company's voting securities. However, whether the Advisers support or oppose a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

CORPORATE GOVERNANCE

Generally, the Advisers will vote proxies:

      - In favor of the full slate of directors nominated in an uncontested election;

      - In favor of a proposal to require a company's audit committee to be comprised entirely of independent directors;

      - In favor of a proposal to require independent tabulation of proxies and/or confidential voting of shareholders;

      - In favor of a proposal to reorganize in another jurisdiction, unless it would reduce the rights or preferences of the securities being voted;

      - In favor of a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; and

      - In favor of a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company.

CAPITAL STRUCTURE

Generally, the Advisers will vote proxies:

      - Against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities;

      - In favor of a proposal to reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares);

      - In favor of a proposal to grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and

      -     In favor of a proposal authorizing a stock repurchase program.

COMPENSATION AND STOCK OPTION PLANS

Generally, the Advisers will vote proxies:

      - In favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution;

      - Against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and

      - Against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

CORPORATE TRANSACTIONS AND CONTESTED ELECTIONS

The Advisers will vote proxies relating to proposed mergers, purchases and sales of assets, capital reorganizations and similar transactions in accordance with the general policy, based upon the Advisers' analysis of the terms, conditions and anticipated results of the proposed transaction. The Advisers will vote proxies in contested elections of directors in accordance with the general policy, based upon the Advisers' analysis of the opposing slates and their proposed business strategy. When the company's board or another party involved in a proposed transaction or change in the board submits proposals for the purpose of facilitating or impeding such transaction or change, the Advisers will cast their proxies based on their evaluation of the proposed transaction or change to the board. In these circumstances, the Advisers may vote in a manner contrary to their general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Advisers decide to vote against a proposed transaction, they may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

SHAREHOLDER PROPOSALS

The Advisers generally vote proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Advisers believe that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. The Advisers intend to limit exceptions to this practice to shareholder proposals that the Advisers regard as (a) likely to result in an immediate and favorable improvement in the price of the voted security and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.

COST/BENEFIT ANALYSIS

Notwithstanding the foregoing policies and practices, the Advisers shall not vote any proxy if they determine that the consequences or costs of voting outweigh the potential benefit of casting a proxy for their clients. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares illiquid), the Advisers will not vote proxies for such shares. In addition, the Advisers shall not be obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English. Finally, with respect to an investment company that seeks to produce the returns of a index (an "Index Fund") by investing in large numbers of the securities without independent evaluation by the Advisers, the Advisers will vote its proxies as follows:

      - In accordance with any general guideline adopted by the Adviser with respect to issues subject to the proxies;

      - If the Advisers are directing votes for the same proxy on behalf of non-index Funds, in the same manner as the non- index Funds;

      - If neither of the first two conditions apply, as recommended by a subadviser to the index Fund; and

      - If none of the previous conditions apply, as recommended by the board;

in each case, without independent analysis by the Advisers of the Index Fund's interest in the proxy.

FEDERATED INVESTORS PROXY VOTING PROCEDURES

Federated Investment Management Company, Federated Global Investment Management Corp., Federated Investment Counseling and Passport Research Ltd. (collectively the "Advisers") have adopted the following procedures to implement their Proxy Voting Policies and Practices (the "Proxy Policies") in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940.

PROXY VOTING COMMITTEE

The Advisers hereby establish a Proxy Voting Committee (the "Committee") consisting of the following individuals:

      President of the Advisers (Keith Schappert)

      Vice Chairman of the Advisers (J. Thomas Madden)

      Chief Investment Officer for Global Equity (Stephen Auth)

      Director of Global Equity Research of the Advisers (Christopher Corapi)

      Investment Management Administrator (Lori Wolff)

A majority of the Committee will exercise all voting discretion granted to the Advisers by their clients or the investment companies that they manage in accordance with the Proxy Policies. The Committee will adopt such practices as it deems appropriate to regulate its meetings and means of directing votes, including directions authorized by voice or electronic messages.

EMPLOYMENT OF PROXY VOTING SERVICES

The Advisers have hired Investor Responsibility Research Center ("IRRC") to obtain, vote and record proxies in accordance with the directions of the Committee. The Committee shall direct IRRC by completing Proxy Voting Guidelines in such form as IRRC may require. IRRC may vote any proxy as directed in the Proxy Voting Guidelines without further direction from the Committee and may make any determinations required to implement the Proxy Voting Guidelines. However, if the Proxy Voting Guidelines require case-by-case direction for a proposal, IRRC shall provide the Committee with all information that it has obtained regarding the proposal and the Committee will provide specific direction to IRRC. The Committee shall provide such direction in a timely manner. Subject to the provisions of these Procedures relating to conflicts of interest, the Committee may amend the Proxy Voting Guidelines, or override the directions provided in such Guidelines, whenever the Committee deems it necessary to comply with the Proxy Policies.

The Advisers and IRRC shall take the following steps to implement these procedures:

      - The Advisers shall cause IRRC to receive a list of all voting securities (both domestic and international) held in portfolios managed by the Advisers, updated daily.

      - The Advisers shall execute and deliver to IRRC a limited power of attorney to cast ballots on behalf of the Advisers' clients.

      - IRRC shall verify portfolio holdings (other than securities on loan) on the record date for any proxy with the custodian of the voting securities to confirm that IRRC has received ballots for all such voting securities on the record date.

      - IRRC has not received ballots for all voting securities, IRRC will contact the Advisers and assist in obtaining the missing ballots from the custodians.

      - IRRC will provide monthly reports to the Committee of proxies voted. IRRC will also compile and provide such other reports as the Advisers are required to provide to their clients or file with the Securities and Exchange Commission.

CONFLICTS OF INTEREST

A significant business relationship between the Advisers and a company involved with a proxy vote may give rise to an apparent or actual conflict of interest. For purposes of these procedures, a company with a "significant business relationship with the Advisers" includes: (a) any company for which an Adviser manages any investments of the company, any plan sponsored by the company or any affiliated person of the company, (b) any investment company for which an Adviser acts as an investment adviser and any affiliated person of such an investment company and (c) any company that has another form of significant business relationship with an affiliated person of the Adviser. A company that is a proponent, opponent or the subject of a proxy vote, and which to the knowledge of the Committee has a significant business relationship with the Advisers, is referred to as an "Interested Company." The terms "affiliated person" and "investment adviser" shall be interpreted according to the definitions provided by Section 2(a) of the Investment Company Act of 1940, as amended.

In order to avoid concerns that the conflicting interests of the Advisers have influenced proxy votes, the Advisers will take the following steps:

      1. Any employee of the Advisers who is contacted by an Interested Company regarding proxies to be voted by the Advisers shall refer the Interested Company to a member of the Committee. Any such employee shall inform the Interested Company that the Committee has exclusive authority to determine how the Adviser will exercise its voting discretion.

      2. Any Committee member contacted by an Interested Company shall report it to the full Committee and provide a written summary of the communication. Under no circumstances will the Committee or any member of the Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Committee has directed such proxies to be voted.

      3. If the Proxy Voting Guidelines already provide specific direction on the proposal regarding which the Interested Company contacted the Committee, the Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require further direction from the Committee, the Committee shall provide such direction in accordance with the Proxy Policies, without regard for the interests of the Advisers with respect to the Interested Company.

      4. If the Committee provides any direction as to the voting of proxies relating to a proposal affecting an interested Company, the Committee shall disclose to the clients (or, in the case of an investment company, its Board of Directors or Trustees) on behalf of whom proxies were cast:

                  - That the Advisers have a significant business relationship with the Interested Company;

                  -     The proposals regarding which proxies were cast;

                  - Any material communications between the Advisers and the Interested Company regarding the proposal; and

                  - Whether the Advisers voted for or against the proposal (or abstained from voting) and the reasons for its decision.

      5. Unless otherwise directed by the client (or in the case of an investment company, its Board of Directors or Trustees) that holds shares of another investment company for which an Adviser acts as an investment adviser, the Committee will vote the client's proxies in the same proportion as the votes cast by shareholders who are not clients of the Advisers at any shareholders meeting called by such investment company.

RECORDKEEPING

The Advisers shall keep copies of the Proxy Policies and of these Procedures in their offices. IRRC shall maintain copies of each proxy statement received on behalf of the Advisers' clients and a record of the vote cast on behalf of each client, and provide them as directed by the Advisers promptly upon the Advisers request. The Committee shall keep copies of (a) any document created by an employee of the Advisers that was material to the Committee's directions regarding how to vote proxies or that memorializes the basis for their decision (including any voting guidelines directed to IRRC), (b) any written client request for information on how a client's proxies were voted and (c) any written response to such a request (whether written or oral). All such copies shall be maintained for the time and in the manner required by Rule 204-2(e)(I) (i.e., in an easily accessible place for a period of not less than five years).

3.

                           UBS GLOBAL ASSET MANAGEMENT

                     GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

                                VOTING GUIDELINES

                                       AND

                                     POLICY

                                   VERSION 1.0

                                  28 JULY 2003

                           UBS Global Asset Management

    Global Voting and Corporate Governance Guidelines and Policy -Version 1.0

                                TABLE OF CONTENTS

GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

      A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

      B. PROXY VOTING GUIDELINES -MACRO RATIONALES

      C. PROXY VOTING DISCLOSURE GUIDELINES

      D. PROXY VOTING CONFLICT GUIDELINES

                           UBS GLOBAL ASSET MANAGEMENT

          GLOBAL VOTING AND CORPORATE GOVERNANCE GUIDELINES AND POLICY

                                   VERSION 1.0

                  GLOBAL VOTING AND CORPORATE GOVERNANCE POLICY

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the "company" or "companies") to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company. Underlying our voting and corporate governance policies we have three fundamental objectives:

      1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

      2. In order to do this effectively, we aim to utilize the full weight of our clients' shareholdings in making our views felt.

      3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

A. GENERAL CORPORATE GOVERNANCE BENCHMARKS

UBS Global Asset Management will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

PRINCIPAL 1: INDEPENDENCE OF BOARD FROM COMPANY MANAGEMENT

GUIDELINES:

      -     Board exercises judgment independently of management.

      -     Separate Chairman and Chief Executive.

      -     Board has access to senior management members.

      -     Board is comprised of a significant number of independent outsiders.

      -     Outside directors meet independently.

      -     CEO performance standards are in place.

      -     CEO performance is reviewed annually by the full board.

      -     CEO succession plan is in place.

      -     Board involvement in ratifying major strategic initiatives.

      - Compensation, audit and nominating committees are led by a majority of outside directors.

PRINCIPLE 2: QUALITY OF BOARD MEMBERSHIP

GUIDELINES:

      - Board determines necessary board member skills, knowledge and experience.

      - Board conducts the screening and selection process for new directors.

      - Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

      - Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

      -     Board meets regularly (at least four times annually).

PRINCIPLE 3: APPROPRIATE MANAGEMENT OF CHANGE IN CONTROL

GUIDELINES:

      - Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

      - Any contracts or structures which impose financial constraints on changes in control should require prior shareholder approval.

      -     Employment contracts should not entrench management.

      - Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

PRINCIPLE 4: REMUNERATION POLICIES ARE ALIGNED WITH SHAREHOLDER INTERESTS

GUIDELINES:

      - Executive remuneration should be commensurate with responsibilities and performance.

      - Incentive schemes should align management with shareholder objectives.

      - Employment policies should encourage significant shareholding by management and board members.

      - Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

      - Long-term incentives should be linked to transparent long-term performance criteria.

      - Dilution of shareholders' interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

PRINCIPLE 5: AUDITORS ARE INDEPENDENT

GUIDELINES:

      -     Auditors are approved by shareholders at the annual meeting.

      - Audit, consulting and other fees to the auditor are explicitly disclosed.

      - The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

      -     Periodic (every 5 years) tender of the audit firm or audit partner.

B. PROXY VOTING GUIDELINES MACRO RATIONALES

Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1. GENERAL GUIDELINES

      a. When our view of the issuer's management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

      b. If management's performance has been questionable we may abstain or vote against specific proxy proposals.

      c. Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

      d. In general, we oppose proposals, which in our view, act to entrench management.

      e. In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

      f. We will vote in favor of shareholder resolutions for confidential voting.

2. BOARD OF DIRECTORS & AUDITORS

      a. Unless our objection to management's recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

      b. We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

      c. We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

      d. We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

      e. We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3. COMPENSATION

      a. We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

      b. Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

      c. All senior management and board compensation should be disclosed within annual financial statements. including the value of fringe benefits. company pension contributions, deferred compensation and any company loans.

      d. We may vote against a compensation or incentive program if it is not adequately tied to a company's fundamental financial performance, is vague, is not in line with market practices, allows for option re-pricing, does not have adequate performance hurdles or is highly dilative.

      e. Where company and management's performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

      f. Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4. GOVERNANCE PROVISIONS

      a. We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

      b. We believe that "poison pill" proposals, which dilute an issuer's stock when triggered by particular events such as take over bids or buy-outs should be voted on by the shareholders and will support attempts to bring them before the shareholders.

      c. Any substantial new share issuance should require prior shareholder approval.

      d. We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

      e. We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

      f. We generally do not oppose management's recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight,

5. CAPITAL STRUCTURE AND CORPORATE RESTRUCTURING

      a. It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

      b. In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6. MERGERS, TENDER OFFERS & PROXY CONTESTS

      a. Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7. SOCIAL, ENVIRONMENTAL, POLITICAL & CULTURAL

      a. Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

      b. There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management's ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

      c. Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8. ADMINISTRATIVE & OPERATIONS

      a. Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholders companies to be charitable institutions.

      b. We are sympathetic to shareholders who are long-term holders of a company's stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions. we may abstain unless we believe there are compelling reasons to vote for or against.

9. MISCELLANEOUS

      a. Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client's direction.

      b. Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

      c. For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy.

C. PROXY VOTING DISCLOSURE GUIDELINES

    - Upon request or as required by law or regulation, UBS Global Asset Management will disclose to a client or a client's fiduciaries, the manner in which we exercised voting rights on behalf of the client.

    - Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client's relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately. (See Proxy Voting Conflict Guidelines below).

    - Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Global Chief Investment Officer and regional Legal & Compliance representative.

    - Any employee, officer or director of UBS Global Asset Management receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company's proxies.

    - Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

    - In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

    - We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

    - The Local and Global Chief Investment Officer must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D. PROXY VOTING CONFLICT GUIDELINES

In addition to the Proxy Voting Disclosure Guidelines above, UBS Global Asset Management has implemented the following guidelines to address conflicts of interests that arise in connection with out exercise of voting rights on behalf of clients:

    - Under no circumstances will general business, sales or marketing issues influence our proxy votes.

    - UBS Global Asset Management and its affiliates engaged in banking, broker-dealer and investment banking activities ("Affiliates") have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal & Compliance Department immediately. [Note: Legal & Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.]

                           UBS GLOBAL ASSET MANAGEMENT

                     GLOBAL VOTING AND CORPORATE GOVERNANCE

                                   PROCEDURES

                                   VERSION 1.0

                                  28 JULY 2003

                           UBS GLOBAL ASSET MANAGEMENT

                GLOBAL VOTING AND CORPORATE GOVERNANCE PROCEDURES

                                   VERSION 1.0

                                TABLE OF CONTENTS

GLOBAL VOTING AND CORPORATE GOVERNANCE PROCEDURES

      A. GLOBAL CORPORATE GOVERNANCE COMMITTEE

      B. LOCAL CORPORATE GOVERNANCE COMMITTEES

      C. PROXY VOTING - PROCESS

      D. TAKING ACTION WITH A COMPANY'S BOARD

      E. CONTACTING THE MEDIA

      F. RECORDKEEPING

                           UBS GLOBAL ASSET MANAGEMENT

                GLOBAL VOTING AND CORPORATE GOVERNANCE PROCEDURES

                                   VERSION 1.0

GLOBAL VOTING AND CORPORATE GOVERNANCE PROCEDURES

A. GLOBAL CORPORATE GOVERNANCE COMMITTEE

MEMBERS:

The membership of the Global Corporate Governance Committee will be approved by the Asset Management Investment Committee of UBS Global Asset Management.

RESPONSIBILITIES:

      -     To review, approve and oversee the implementation of this Policy.

      - Keep abreast of and share trends in corporate governance and update this policy as necessary.

      - To provide a forum for discussing corporate governance issues between regions.

      - Coordinate with the Communications group on all corporate or other communication related to global proxy issues.

      - Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

      -     Engage and oversee any independent proxy voting services being used.

      -     Oversee the activities of the Local Corporate Governance Committees.

MEETINGS:

Meetings will be held at least quarterly.

B. LOCAL CORPORATE GOVERNANCE COMMITTEES

Each office or region as applicable will set up a Local Corporate Governance Committee to discuss local corporate governance issues and to review proxies. The Local Corporate Governance Committees will set their own agendas. The Committees will be chaired by the Local CIOs (or equivalent) or their appointed delegates. The local chair will nominate, for approval by the Global Committee, additional persons as candidates for membership on the local committee.

RESPONSIBILITIES:

      - Keep abreast of and share trends in corporate governance and update local policy as necessary.

      - Provide a forum for discussing corporate governance issues within a region.

      -     Oversee the proxy voting process.

      - Coordinate with the Communications group all corporate or other communication related to local proxy issues.

      - Consult with Analysts, Research Directors and others regarding issues relevant to portfolio companies.

      - Interpret the Global Corporate Governance Policy in the context of local legal requirements and practice, updating local policy as necessary.

      -     Propose additional Macro Rationales at the global and local levels.

      -     Review and resolve conflicts of interest.

MEETINGS:

Meetings will be held at least twice a year.

C. PROXY VOTING -PROCESS

The Global Corporate Governance Committee, is responsible for our corporate governance policy and proxy voting process.

Given the magnitude of the effort, availability of resources and local customs certain functions and responsibilities may be delegated to the Local Corporate Governance Committees or others for the efficient processing of the votes. The Legal & Compliance groups will regularly be brought into the decision making process on complex issues and on issues involving conflicts of interests. In order to facilitate the process, proxy issues and portfolios are categorized into and assigned an approval escalation level. Details are listed below:

1. PROXIES ARE DIVIDED INTO TWO CATEGORIES:

      A. Active - Companies held in an actively managed portfolio

      B. Passive - Companies held in an index, index-like or quantitative portfolio

A. ACTIVE

ISSUES ON PROXIES IN AN ACTIVELY MANAGED PORTFOLIO ARE FURTHER DIVIDED INTO THREE TYPES:

            i. Sensitive - Requires Analyst, Research Director and Global Chief Investment Officer approval for a vote against management, regardless of guidelines and policy. Requires Analyst, Research Director and Local Chief Investment Officer approval for a vote for management.

            ii. Ordinary - May be voted by a delegate of the Local Corporate Governance Committee according to our general guidelines and macro rationales regardless of whether for or against management.

            iii. Directed - Votes may be effected by a delegate of the Local Corporate Governance Committee according to specific written client guidelines.

            SENSITIVE ISSUES: Sensitive issues are those where we are concerned at the overall governance regime of the company such that we intend to take action to remove board members, support new board candidates not recommended by the existing board or any other controversial issues. Any votes to be made in a manner inconsistent with this Policy, and any votes on matters not covered in this Policy are also considered sensitive.

      B. PASSIVE

      Where we manage portfolios pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for holdings managed pursuant to such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

2. BALLOT RECONCILIATION

UBS Global Asset Management's proxy voting personnel will take necessary steps to determine that we are receiving ballots for all accounts over which we have voting authority.

D. TAKING ACTION WITH A COMPANY'S BOARD

      - Where we suspect poor corporate governance may negatively impact the long-term value of the issuer (including loss of confidence in senior management), we will attempt to gather further information from the company and standard information sources.

      - Pursuing direct contact with a company's external board or internal company management board members regarding their board responsibilities requires the involvement of the Local Chief Investment Officer.

      - If action is considered necessary, we will attempt to arrange an informal meeting with one or more outside directors to gather additional information and learn more about the company's corporate governance practices. The intent of the meeting with outside directors is not to gain private or inside information but to communicate our concerns. Prior to initiating the meeting, the Global Chief Investment Officer will be informed before any meeting is scheduled.

      - If it is determined that appropriate corporate governance practices are not presently nor likely to be put in place, then it may be necessary to: .

            -     Withdraw our support for the common stock

            -     Communicate with the entire board

            -     Reflect our positions in our proxy vote opportunities, or

            -     Contact other shareholders regarding our concerns.

            - When we initiate a formal communication to the board it will include the following:

            - A statement of our belief in the importance of good corporate governance

            - A listing of areas of deficient governance we believe to exist at the company

                  A statement that the maintenance of our continued corporate support will be predicated on addressing any deficiencies, and

            - A request for a response as to what actions the board feels is necessary to address our concerns.

E. CONTACTING THE MEDIA

It is our policy not to make comments to the media on any issues relating to proxy issues of any individual company. Tasked with managing the assets of clients, we are honor-bound to work in their best interests.

Requests from the media for general information relating to this Policy, comments on Corporate Governance issues relating to a specific security or general, non-specific issues related to Corporate Governance, must be directed to the Regional/Global CIO and the Regional Head of Legal & Compliance or the Business Group General Counsel.

The Regional/Global CIO and the Head of Legal & Compliance or the Business Group General Counsel will determine if there is to be an exception to this policy.

All communication with the media must be coordinated with the Communications Group in accordance with appropriate media policy.

F. RECORDKEEPING

UBS Global Asset Management will maintain records of proxies voted. Such records include copies of:

      -     Our policies and procedures;

      -     Proxy statements received;

      -     Votes cast per client;

      -     Number of shares voted;

      - Communications received and internal documents created that were material to the voting decision;

      - A list of all proxies where it was determined a conflict existed and any written rationale created or approved by the

            Local Corporate Governance Committee supporting its voting decision; and

      - Client requests for proxy voting records and our Policy, as well as our response.

PART C. OTHER INFORMATION

Item 22. Exhibits

      (a) Amended and Restated Agreement and Declaration of Trust dated May 17, 1999 is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24, 1993).

      (b) Bylaws, Amended and Restated November 8, 1996 are incorporated by reference to Exhibit (2) to Post Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).

      (c)   (1)   Article III, Article V, Article VIII, Section 4, and Article
                  IX, Sections 1, 4, 5, and 7 of the Amended and Restated
                  Declaration of Trust dated August 18, 1992, is incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-1A (filed March 24,
                  1993).

            (2) Article 9, Article 10, Section 6, Article 11 of the By-laws responsive to this item is incorporated by reference to
                  Exhibit 2 to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A (filed July 2, 1997).

      (d)   (1)   Amended and Restated Investment Advisory Agreement between the Registrant and BB&T Asset Management, Inc. dated May 23,
                  2003 is incorporated by reference to Exhibit (d)(1) to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (filed January 30, 2004).

            (2) Form of Revised Schedule A to Investment Advisory Agreement is incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).

            (3) Form of Sub-Advisory Contract between BB&T Asset Management, Inc. and UBS Global Asset Management (Americas) Inc. is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A (filed April 30, 2003).

            (4) Sub-Advisory Agreement between BB&T Asset Management, Inc. (formerly BB&T Asset Management LLC) and Federated Investment Management Company dated February 1, 2001, including Schedules

                  A, B, and C, is incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (filed November 15, 2002).

            (5) Sub-Advisory Agreement between BB&T Asset Management, Inc. (formerly BB&T Asset Management LLC) and Federated Investment Management Company dated October 9, 2001, including Schedules 1, 2, and 3, is incorporated by reference to Exhibit (d)(4) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (filed November 15, 2002).

            (6) Sub-Advisory Agreement between BB&T Asset Management, Inc. and Scott & Stringfellow, Inc. is incorporated by reference to Exhibit (d)(6) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15, 2004).

            (7) Form of Schedule A to the Sub-Advisory Agreement between BB&T Asset Management, Inc. and Scott & Stringfellow, Inc. is incorporated by reference to Exhibit (d)(7) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15, 2004).

      (e)   (1)   Form of Amended Distribution Agreement between the
                  Registrant and BISYS Fund Services LP dated May 23, 2003 including Schedules A, B, C and D is incorporated by reference to Exhibit (e)(1) to Post-Effective Amendment No. 34 to the
                  Registration Statement on Form N-1A (filed November 25, 2003).

      (f)         Not applicable.

      (g)   (1)   Custody Agreement between the Registrant and Branch
                  Banking and Trust Company dated February 1, 2001 is incorporated by reference to Exhibit (f)(1) to Post-Effective
                  Amendment No. 29 to the Registration Statement on Form N-1A
                  (filed November 15, 2002).

            (2) Form of Revised Schedules A, B, and C to the Custody Agreement between the Registrant and Branch Banking and Trust Company is incorporated by reference to Exhibit (f)(2) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).

            (3) Custody Agreement between the Registrant and Bank of New York is incorporated by reference to Exhibit 8(c) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).

            (4) Form of Foreign Custody Manager Agreement and the Amendment to the Foreign Custody Manager Agreement between the Registrant and Bank of New York is incorporated by reference to Exhibit
                  (f)(2) to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (filed July 23, 2001).

            (5) Custody Agreement between the Registrant and State Street Bank and Trust Company is incorporated by reference to Exhibit 23(g)(5) to Post-Effective Amendment No. 11 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 1997).

            (6) Form of Custody Agreement between the Registrant and Investor's Bank & Trust Company is incorporated by reference to exhibit (f)(5) to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (filed November 17, 2000).

      (h)   (1)   Administration Agreement between the Registrant and BISYS
                  Fund Services LP dated June 1, 2000 (formerly The Winsbury
                  Company Limited Partnership) is incorporated by reference to exhibit (g)(1) to Post-Effective Amendment No. 23 to the
                  Registration Statement on Form N1-A (filed March 1, 2001).

                  (i) Form of Revised Schedule A to the Administration Agreement between the Registrant and BISYS Fund Services LP is incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).

            (2) Form of Sub-Administration Agreement between BISYS Fund Services LP and BB&T Asset Management, Inc. including Schedules A and B is filed herewith.

            (3) Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (formerly The Winsbury Company Limited Partnership) is incorporated by reference to exhibit
                  (g)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N1-A (filed March 1, 2001).

                  (i) Form of Schedule A to the Transfer Agency Agreement between the Registrant and BISYS Fund Services Ohio, Inc. is incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15, 2004).


            (4) Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. (formerly The Winsbury Company Limited Partnership) is incorporated by reference to exhibit
                  (g)(5) to Post-Effective Amendment No. 23 to the Registration Statement on Form N1-A (filed March 1, 2001).


                  (i) Form of Revised Schedule A to the Fund Accounting Agreement between the Registrant and BISYS Fund Services Ohio, Inc. is incorporated by reference to Exhibit
                        (g)(6) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6,
                        2003).


            (5) Form of Sub-Accounting Agreement between BB&T Funds and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation dated September 10, 2002 is incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6,
                  2003).


                  (i) Form of Schedule A to the Sub-Accounting Agreement between BB&T Funds and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation is incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).


            (6) License Agreement between the Registrant and Branch Banking and Trust Company is incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed March 24,
                  1993).



            (7) Form of Shareholder Servicing Agreement between BB&T Funds and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation dated September 10, 2002 is incorporated by reference to

                  Exhibit (h)(4) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).

                  (i) Form of Schedule A to the Shareholder Servicing Agreement between BB&T Funds and the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A (filed March 6, 2003).




      (i)   (1)   Opinion of Ropes & Gray is filed herewith.

      (j)   (1)   Consent of Ropes & Gray is filed herewith.

      (k)         Not applicable.

      (l) Purchase Agreement dated September 3, 1992 between Registrant and Winsbury Associates is incorporated by reference to
                  Exhibit 13 of Pre-Effective Amendment No. 2 to the Registration Statement of the Registrant on Form N-1A (filed September 23, 1992).

      (m)   (1)   Form of Amended and Restated Distribution and Shareholder
                  Services Plan as Amended November 9, 2000 between the
                  Registrant and BISYS Fund Services Limited Partnership is incorporated by reference to exhibit (l)(1) to Post-Effective
                  Amendment No. 23 to the Registration Statement on Form N1-A
                  (filed March 1, 2001).

            (2) Form of Servicing Agreement with respect to Shareholder Services between Branch Banking and Trust Company and BISYS Retirement Services, Inc. (formerly Universal Pensions, Inc.) is incorporated by reference to Exhibit (l)(2) to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (filed November 15, 2002).

            (3) Form of Revised Schedule A to the Servicing Agreement with Branch Banking and Trust Company and BISYS Fund Services Limited Partnership (formerly The Winsbury Company Limited Partnership) is incorporated by reference to exhibit (l)(3) to Post-Effective Amendment No. 23 to the Registration Statement on Form N1-A (filed March 1, 2001).

      (n)   (1)   Form of Amended Multiple Class Plan dated January 26, 2004 is incorporated by reference to Post-Effective Amendment No.
                  36 to the Registration Statement on Form N-1A (filed April 15,
                  2004).

      (p)   (1)   Code of Ethics for BB&T Funds dated November 8, 1994 and
                  amended February 11, 2000 is incorporated by reference to Exhibit (n)(1) to Post-Effective Amendment No. 21 to the
                  Registration Statement of the Registrant on Form N-1A (filed
                  November 17, 2000).

            (2) Code of Ethics for BB&T Asset Management Inc. is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15, 2004).

            (3) Code of Ethics for UBS Global Asset Management (Americas) Inc. is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15, 2004).

            (4) Code of Ethics for Federated Investment Management Company is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15,
                  2004).

            (5) Code of Ethics for BISYS Fund Services LP dated January 1, 2004 is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15, 2004).

            (6) Code of Ethics for Scott & Stringfellow, Inc. is incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A (filed April 15, 2004).

Item 23. Persons Controlled By or Under Common Control with Registrant

            None.

Item 24. Indemnification

      Article VIII, Sections 1 and 2 of the Registrant's Declaration of Trust provides as follows:

      "Trustees, Officers, etc.

      Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

      Compromise Payment

      Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if
      (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office."

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      Indemnification for the Group's principal underwriter is provided for in the Distribution Agreement incorporated herein by reference as Exhibit 6(a).

      In addition, the Trust maintains a directors and officer liability insurance policy with a maximum coverage of $3,000,000.

Item 25. Business and Other Connections of Investment Adviser and Investment Sub-Advisers.

      BB&T Asset Management, Inc. ("BB&T Asset Management") is the investment adviser to each fund. BB&T Asset Management is a wholly-owned subsidiary of BB&T Corporation ("BB&T"), a financial holding company that is a North Carolina Corporation head quartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates over 1,350 banking offices in the Carolinas Georgia, Virginia, Maryland, West Virginia, Kentucky, Tennessee, Florida, Alabama, Indiana, and Washington, D.C. As of December 31, 2004, BB&T Corporation had assets of approximately $____ billion.

      BB&T and its subsidiaries also offer full-service commercial and retail banking and additional financial services such as insurance, investments, retail brokerage, corporate finance, international banking, leasing and trust. BB&T has provided investment management services through its Trust and Investment Services Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T has managed common and collective investment funds for its fiduciary accounts for more than 20 years and as of December 31, 2004 manages assets of more than $____ billion.

      Set forth below is information as to any other business, vocation or employment of a substantial nature (other than service in wholly-owned subsidiaries or the parent corporation of BB&T) in which each director or senior officer of the Registrant's investment adviser is, or at any time during the past two fiscal years has been, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

      Name and Position with BB&T Asset       Other business, profession,
      Management, Inc.                        vocation, or employment

      Keith F. Karlawish
      Director                                President

      Richard B. Jones
      Director                                Senior Vice President

      David R. Ellis
      Director                                Senior Vice President

      James L. Luke
      Director                                Senior Vice President

      Paige C. Henderson
      Director                                Senior Vice President

      Robert F. Millikan
      Director                                Senior Vice President

      David M. Arthur
      Director                                Senior Vice President

      UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM had approximately $____ billion in assets under management and the Group had approximately $_____ billion in assets under management.

      Federated Investment Management Company ("Federated IMC") serves as the Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.

      Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately ____ mutual funds and separate accounts, which totaled approximately $____ billion in assets as of September 30, 2004. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers. The list required by this Item 26 of officers and directors of Federated IMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by Federated IMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-34612).

      Scott & Stringfellow, Inc. ("Scott & Stringfellow") serves as the sub-adviser to the Special Opportunities Equity Fund and the Equity Income Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Funds' investment objectives.

      Scott & Stringfellow's address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a whollyowned subsidiary of BB&T. As of December 31, 2004, Scott & Stringfellow had over $ ____ billion in assets under management. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.

Item 26. Principal Underwriters.

      (a) BISYS Fund Services Limited Partnership ("BISYS" or the "Distributor") acts as principal underwriter for the following investment companies:

            American Independence Funds Trust
            American Performance Funds
            AmSouth Funds
            BB&T Funds
            The Coventry Group
            The Eureka Funds
            First Focus Funds
            The Hirtle Callaghan Trust
            HSBC Advisor Funds Trust
            HSBC Investor Funds
            HSBC Investor Portfolios
            The Infinity Mutual Funds, Inc.
            Kensington Funds
            LEADER Mutual Funds
            Legacy Funds Group
            MMA Praxis Mutual Funds
            Mercantile Funds, Inc.
            Old Westbury Funds, Inc.
            Pacific Capital Funds
            USAllianz Variable Insurance Products Trust
            Variable Insurance Funds
            Vintage Mutual Funds, Inc.

BISYS is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. BISYS' main address is 100 SUMMER ST. 15TH FLOOR, Boston, Massachusetts 02110. Office of Supervisory

Jurisdiction (OSJ) Branch is at 3435 Stelzer Road, Columbus, Ohio 43219. BISYS is an indirect wholly-owned subsidiary of The BISYS Group, Inc.

      (b)   Information about Directors and Officers of BISYS is as follows:

Name and Address                   Position with Underwriter        Position with Fund
----------------                   -------------------------        ------------------
BISYS Fund Services Ohio, Inc.     Sole Limited Partner             None
3435 Stelzer Road
Columbus, OH  43219

BISYS Fund Services, Inc.*         Sole General Partner             None
3435 Stelzer Road
Columbus, OH  43219

* Richard F. Froio: Executive Representative and Supervising Principal

* William J. Tomko:  Supervising Principal, Columbus OSJ

      (c)   Not Applicable.

Item 27. Location of Accounts and Records

            Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are as follows:

            (1)   BB&T Funds
                  3435 Stelzer Road
                  Columbus, Ohio 43219
                  Attention: Secretary
                  (Registrant)

            (2)   BB&T Asset Management, Inc.
                  434 Fayetteville Street Mall
                  Raleigh, North Carolina 27601
                  Attention: Trust Investments
                  (Investment Adviser)

            (3)   UBS Global Asset Management
                  51 W. 52nd Street
                  New York, New York 10019
                  (Investment Sub-Adviser to the International Equity Fund)

            (4)   Federated Investors, Inc.
                  Federated Investors Tower
                  1001 Liberty Avenue
                  Pittsburgh, PA 15222-3779
                  (Investment Sub-Adviser to the Prime Money Market Fund)

            5)    Scott & Stringfellow
                  909 E. Main Street
                  Richmond, Virginia 23219
                  (Investment Sub-Adviser to the Special Opportunities Equity and Equity Income Funds)

            (6)   BISYS Fund Services LP
                  3435 Stelzer Road
                  Columbus, Ohio  43219
                  (Manager, Administrator and Distributor)

            (7)   Branch Banking and Trust Company
                  434 Fayetteville Street Mall
                  Raleigh, NC  27601
                  (Custodian)

            (8)   BISYS Fund Services Ohio, Inc.
                  3435 Stelzer Road
                  Columbus, Ohio 43219
                  (Transfer and Shareholder Servicing Agent, Provider of Fund Accounting Services)

            (9)   Bank of New York
                  90 Washington Street, 22nd Floor
                  New York, NY 10286
                  (Custodian to the International Equity Fund)

            (10)  State Street Bank and Trust Company
                  2 Avenue de LaFayette
                  LCC-5th Floor
                  Boston, Massachusetts 02111
                  (Custodian to the Prime Money Market Fund)

            (11)  Investor's Bank & Trust
                  John Hancock Tower
                  200 Clarendon Street
                  Boston, Massachusetts 02117-9130
                  (Sub-Administrator, Custodian and Fund Accountant for Equity Index Fund)

            (12)  Ropes & Gray
                  One Metro Center, 700 12th Street, N.W., Suite 900 Washington, D.C. 20005-3948
                  (Declaration of Trust, Bylaws, Minutes Book)

Item 28. Management Services

         None.

Item 29. Undertakings

         The Registrant undertakes to call a meeting of Shareholders, at the request of at least 10% of the Registrant's outstanding shares, for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by
         Section 16(c) of the Investment Company Act of 1940.

         The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                     NOTICE

      A copy of the Agreement and Declaration of Trust, as amended, of the BB&T Funds is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by officers of the registrant as officers and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Registrant.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Fund has duly caused this Post-Effective Amendment No. 38 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on this 2nd day of December, 2004.


                                              BB&T FUNDS
                                              Fund

                                              /s/ George O. Martinez
                                              -----------------------------
                                              *George O. Martinez
                                              President

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 38 has been signed below by the following persons in the capacities and on the dates indicated.


        Signature                             Title                                   Date
        ---------                             -----                                   ----
/s/ George O. Martinez                      President                           December 2, 2004
----------------------
*George O. Martinez

/s/ James L. Roberts                        Trustee                             December 2, 2004
--------------------
*James L. Roberts

/s/ Thomas W. Lambeth                       Trustee                             December 2, 2004
---------------------
*Thomas W. Lambeth

/s/ Troy A. Sheets                          Treasurer                           December 2, 2004
------------------
*Troy A. Sheets

/s/ Douglas R. Van Scoy                     Trustee                             December 2, 2004
-----------------------
*Douglas R. Van Scoy

/s/ Robert W. Stewart                       Trustee                             December 2, 2004
---------------------
*Robert W. Stewart

/s/ Kenneth L. Miller                       Trustee                             December 2, 2004
---------------------
*Kenneth L. Miller

/s/ Drew T. Kagan                           Trustee                             December 2, 2004
-----------------
*Drew T. Kagan

/s/ Laura C. Bingham                        Trustee                             December 2, 2004
--------------------
*Laura C. Bingham


*By: /s/Alan G. Priest
     -----------------------
     Alan G. Priest
     Attorney-in-Fact, pursuant to powers of attorney filed herewith.

                                POWER OF ATTORNEY

      Laura C. Bingham, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 30, 2002                               /s/ Laura C. Bingham
                                                  ---------------------------
                                                  Laura C. Bingham

                                POWER OF ATTORNEY

      George O. Martinez, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: November 19, 2003                          /s/ George O. Martinez
                                                  -----------------------------
                                                  George O. Martinez

                                POWER OF ATTORNEY

      Thomas W. Lambeth, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 30, 2002                          /s/ Thomas W. Lambeth
                                             ---------------------------------
                                             Thomas W. Lambeth

                                POWER OF ATTORNEY

      Troy A. Sheets, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: November 7, 2002                       /s/ Troy A. Sheets
                                              --------------------
                                              Troy A. Sheets

                                POWER OF ATTORNEY

      Robert W. Stewart, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 30, 2002                              /s/ Robert W. Stewart
                                                 -----------------------
                                                 Robert W. Stewart

                                POWER OF ATTORNEY

      Kenneth L. Miller, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum, each individually, his true and awful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: November 7, 2002                          /s/ Kenneth L. Miller
                                                 ----------------------------
                                                 Kenneth L. Miller

                                POWER OF ATTORNEY

      Drew T. Kagan, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and David J. Baum each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: May 30, 2002                                 /s/ Drew T. Kagan
                                                    ---------------------
                                                    Drew T. Kagan

                                POWER OF ATTORNEY

      Douglas R. Van Scoy, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Lisa N. Larkin, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: June 21, 2004                               /s/ Douglas R. Van Scoy
                                                   -------------------------
                                                   Douglas R. Van Scoy

                                POWER OF ATTORNEY
                                -----------------

         James L. Roberts, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Katherine Milin, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds (the "Trust"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated:  November 24, 2004                      /s/ James L. Roberts
                                               ---------------------
                                               James L. Roberts

                                  EXHIBIT INDEX

Exhibit No.                     Description                             Page
-----------                     -----------                             ----
(h)(2)        Form of Sub-Administration Agreement

(i)(1)        Opinion of Ropes & Gray LLP

(j)(1)        Consent of Ropes & Gray LLP